                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM N-CSRS

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number      811-03833


                         MainStay VP Series Fund, Inc.
               (Exact name of Registrant as specified in charter)


                     51 Madison Avenue, New York, NY 10010
           (Address of principal executive offices)        (Zip code)


                         Marguerite E.H. Morrison, Esq.
                              69 Lackawanna Avenue
                              Parsippany, NJ 07054
                    (Name and address of agent for service)


Registrant's telephone number, including area code:     (212) 576-7000


Date of fiscal year end:        12/31


Date of reporting period:       01/01/07 - 06/30/07

                                   FORM N-CSR

Item 1.   Reports to Stockholders.

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY VP SERIES FUND, INC.

                    NOT A PART OF THE
                    SEMIANNUAL REPORT

MESSAGE FROM
THE PRESIDENT

During the first six months of 2007, the U.S. stock market generally advanced, but not without periods of volatility. The biggest decline came in late February and early March 2007, when a sharp correction in Chinese equities sent stock prices lower around the world. While past performance is no guarantee of future results, stocks in general managed to rebound and closed the first half of 2007 on a positive note.

The Federal Open Market Committee (FOMC) met four times during the first half of 2007 and left the federal funds target rate unchanged at 5.25%. Although inflation remained a concern and adjustments in the housing sector were ongoing, each of the FOMC statements during the reporting period stated that the economy seemed "likely to continue to expand at a moderate pace over coming quarters."

According to revised estimates by the Bureau of Economic Analysis, real gross domestic product (GDP) increased at an annual rate of 0.6% in the first quarter of 2007, much slower than during the previous quarter. Advance estimates by the same bureau have since shown that real GDP regained momentum and advanced 3.4% in the second quarter. Corporations continued to report strong earnings, which prompted stock market gains. Energy stocks benefited from higher crude-oil prices during the reporting period.

International stocks gained ground during the first half of 2007, with local-currency returns similar to those of stocks in the United States. With the exception of the yen, most major currencies advanced relative to the U.S. dollar, which tended to improve the returns U.S. investors received on international equities.

During the first half of 2007, short-term Treasury yields declined and yields on longer-term Treasury securities rose, causing the yield curve to steepen. Difficulties in the subprime mortgage market raised concerns about risk, but we found little evidence to suggest that the U.S. mortgage market was likely to unravel.

Shortly after the reporting period ended, we were saddened to learn that Robert
H. Lyon, Chief Executive Officer of ICAP, had died at the age of 57. All of us at New York Life Investment Management and MainStay VP Series Fund, Inc., join ICAP shareholders in mourning the loss of this outstanding corporate leader and respected investment professional.

With Mr. Lyon's passing, Jerrold K. Senser, CFA, has been named ICAP's new Chief Executive Officer. Having already served as ICAP's co-Chief Investment Officer, Mr. Senser will head the ICAP Investment Committee and serve as lead portfolio manager for all of ICAP's investment strategies. Tom Wenzel, CFA, Executive Vice President, Director of Research and a senior member of ICAP's Investment Committee, will work with Mr. Senser as a lead portfolio manager for MainStay VP ICAP Select Equity Portfolio.

Also after the end of the reporting period, on July 11, 2007, shareholders approved the reorganization of MainStay VP Income and Growth Portfolio with and into MainStay VP ICAP Select Equity Portfolio. The merger transaction closed on August 17, 2007.

At MainStay VP Series Fund, Inc., your portfolio managers respond to changing market conditions by applying time-tested investment principles appropriate for the objectives of their respective Portfolios. We believe that a disciplined management approach can reduce style drift and help our portfolio managers pursue consistent performance over full market cycles.

The report that follows provides additional information and insights about the specific market forces and management decisions that influenced your investments in MainStay VP Series Fund, Inc., during the six months ended June 30, 2007.

We thank you for your continued support in investing with MainStay VP Series Fund, Inc.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher

President


                       Not part of the Semiannual Report

                         MAINSTAY VP SERIES FUND, INC.

                    MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

                  Supplement dated July 9, 2007 ("Supplement")
               to the Prospectus dated May 1, 2007 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. ("Fund") regarding the MainStay VP ICAP Select Equity Portfolio ("Portfolio"). You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

    1. Robert H. Lyon, Chief Executive Officer and Chief Investment Officer of Institutional Capital LLC ("ICAP") and a portfolio manager of the Portfolio, died on July 3, 2007. Mr. Lyon co-managed the Portfolio with Jerrold K. Senser. Page A-67 of the Prospectus is hereby revised to state that Mr. Senser, along with Thomas R. Wenzel, will handle the day-to-day management of the Portfolio.

    2. Effective July 9, 2007, replace the biography for Jerrold K. Senser with the following revised biography, and include the following biography for Thomas R. Wenzel in the "PORTFOLIO MANAGER BIOGRAPHIES" section beginning on page A-68 of the Prospectus:

        JERROLD K. SENSER, CFA Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

        THOMAS R. WENZEL, CFA Mr. Wenzel, Executive Vice President and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

                       Not part of the Semiannual Report

                         MAINSTAY VP SERIES FUND, INC.

                 Supplement dated August 1, 2007 ("Supplement") to the Prospectus dated May 1, 2007, as supplemented July 9, 2007 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Prospectus and the Statements of Additional Information (Initial Class and Service Class) free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

    1. The "GENERAL INFORMATION -- CUSTODIAN" section of the Prospectus is revised to name State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, as the Custodian for the Fund's assets. Replace all references to Investors Bank & Trust Company in the Prospectus with State Street Bank and Trust Company.

    2. Effective August 1, 2007, the "PORTFOLIO MANAGERS" section of the Prospectus is revised to amend the portfolio manager listing for the affected portfolios as follows:

        CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman and Robert J. Centrella

        MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Robert J. Centrella

        SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Denise E. Higgins

    3. Effective August 1, 2007, the "PORTFOLIO MANAGER BIOGRAPHIES" section of the Prospectus is amended to add the biographies of Robert J. Centrella and Denise E. Higgins.

        ROBERT J. CENTRELLA, CFA Mr. Centrella is a Managing Director at MacKay Shields and a portfolio manager for the Capital Appreciation and Mid Cap Growth Portfolios. He joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. Immediately prior to joining MacKay Shields, he was with Gibraltar Advisors where he was Vice President and Portfolio Manager. Prior to that, Mr. Centrella was with Foxhall Investment Management as a Portfolio Manager, and earlier in his career he was a Senior Financial Analyst at the Federal National Mortgage Association. Mr. Centrella has been in the investment management industry since 1985. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He became a holder of the Chartered Financial Analyst designation in 1993.

        DENISE E. HIGGINS, CFA Ms. Higgins is a Director at MacKay Shields and a portfolio manager for the Small Cap Growth Portfolio. She joined MacKay Shields' Growth Equity team in 1999 after having spent 6 years at J.P. Morgan Investment Management, most recently as a Small Cap Portfolio Manager. Prior to that she was with Lord, Abbett & Company for 11 years. Ms. Higgins received an MBA in Finance from the Wharton School of Business at the University of Pennsylvania and a BA in Economics at The College of Mount Saint Vincent. Ms. Higgins became a holder of the Chartered Financial Analyst designation in 1985 and is a member of both the Association of Investment Management and Research and the New York Society of Security Analysts. She has been in the investment management and research industry since 1982.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

                       Not part of the Semiannual Report

                         MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

                Supplement dated August 16, 2007 ("Supplement") to the Prospectus dated May 1, 2007, as supplemented July 9, 2007 and
                         August 1, 2007 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the MainStay VP S&P 500 Index Portfolio, a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

    The PRINCIPAL RISKS section of the MainStay VP S&P 500 Index Portfolio is revised to replace the last sentence of the first paragraph with the following:

      The Portfolio's ability to mirror the S&P 500(R) Index (the "Index") may be affected by, among other things, transaction costs, changes in either the makeup of the Index or number of shares outstanding for the component stocks of the Index, ability to obtain a security listed in the Index in the same percentage as maintained in the Index as a result of holdings of the Manager's affiliates, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY VP SERIES FUND, INC.

                    MainStay VP Semiannual Report
                    Unaudited

                    June 30, 2007

                    The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS

Index Definitions                                                              M-2
----------------------------------------------------------------------------------

MainStay VP Balanced Portfolio                                                 M-4
----------------------------------------------------------------------------------

MainStay VP Bond Portfolio                                                    M-22
----------------------------------------------------------------------------------

MainStay VP Capital Appreciation Portfolio                                    M-40
----------------------------------------------------------------------------------

MainStay VP Cash Management Portfolio                                         M-54
----------------------------------------------------------------------------------

MainStay VP Common Stock Portfolio                                            M-65
----------------------------------------------------------------------------------

MainStay VP Conservative Allocation Portfolio                                 M-82
----------------------------------------------------------------------------------

MainStay VP Convertible Portfolio                                             M-92
----------------------------------------------------------------------------------

MainStay VP Developing Growth Portfolio                                      M-108
----------------------------------------------------------------------------------

MainStay VP Floating Rate Portfolio                                          M-122
----------------------------------------------------------------------------------

MainStay VP Government Portfolio                                             M-142
----------------------------------------------------------------------------------

MainStay VP Growth Allocation Portfolio                                      M-156
----------------------------------------------------------------------------------

MainStay VP High Yield Corporate Bond Portfolio                              M-166
----------------------------------------------------------------------------------

MainStay VP ICAP Select Equity Portfolio                                     M-188
----------------------------------------------------------------------------------

MainStay VP Income & Growth Portfolio                                        M-200
----------------------------------------------------------------------------------

MainStay VP International Equity Portfolio                                   M-214
----------------------------------------------------------------------------------

MainStay VP Large Cap Growth Portfolio                                       M-230
----------------------------------------------------------------------------------

MainStay VP Mid Cap Core Portfolio                                           M-244
----------------------------------------------------------------------------------

MainStay VP Mid Cap Growth Portfolio                                         M-260
----------------------------------------------------------------------------------

MainStay VP Mid Cap Value Portfolio                                          M-274
----------------------------------------------------------------------------------

MainStay VP Moderate Allocation Portfolio                                    M-288
----------------------------------------------------------------------------------

MainStay VP Moderate Growth Allocation Portfolio                             M-298
----------------------------------------------------------------------------------

MainStay VP S&P 500 Index Portfolio                                          M-308
----------------------------------------------------------------------------------

MainStay VP Small Cap Growth Portfolio                                       M-326
----------------------------------------------------------------------------------

MainStay VP Total Return Portfolio                                           M-338
----------------------------------------------------------------------------------

MainStay VP Value Portfolio                                                  M-364
----------------------------------------------------------------------------------

Notes to Financial Statements                                                M-378
----------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                         M-397
----------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       M-397
----------------------------------------------------------------------------------

Special Meeting of Shareholders                                              M-398
----------------------------------------------------------------------------------

Directors and Officers                                                       M-407

                                                     www.mainstayfunds.com   M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH M-364. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS. RESULTS DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO WILL NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO WILL DIFFER.

BALANCED COMPOSITE INDEX consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%.

CONSERVATIVE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index; international stocks (5% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from two well-known indices which represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and goverment lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUND INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MODERATE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index; international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MODERATE GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index; international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of June 2006, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitali-zation.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman-aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

                                                     www.mainstayfunds.com   M-3

MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 3.87%    11.70%     9.47%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                     MERRILL LYNCH
                                                                      CORPORATE &
                                 MAINSTAY VP        BALANCED          GOVERNMENT
                                  BALANCED          COMPOSITE         1-10-YEARS        RUSSELL          RUSSEL MIDCAP
                                  PORTFOLIO           INDEX           BOND INDEX      MIDCAP INDEX        VALUE INDEX
                                 -----------        ---------       -------------     ------------       -------------
5/2/05                            10000.00          10000.00          10000.00          10000.00          10000.00
                                  10311.00          10502.00          10130.00          10761.00          10754.00
                                  10892.00          11383.00          10118.00          12230.00          12287.00
6/30/07                           12166.00          13133.00          10704.00          14778.00          15001.00


                                S&P 500 INDEX
                                -------------
5/2/05                            10000.00
                                  10333.00
                                  11225.00
6/30/07                           13536.00

SERVICE CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 3.74%    11.42%     9.16%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                    MERRILL LYNCH
                                                                    CORPORATE &
                                 MAINSTAY VP         BALANCED        GOVERNMENT
                                  BALANCED          COMPOSITE        1-10-YEARS         RUSSELL        RUSSEL MIDCAP
                                  PORTFOLIO           INDEX          BOND INDEX       MIDCAP INDEX      VALUE INDEX
                                 -----------        ---------       ------------      ------------     -------------
5/2/05                            10000.00          10000.00          10000.00          10000.00          10000.00
                                  10307.00          10502.00          10130.00          10761.00          10754.00
                                  10851.00          11383.00          10118.00          12230.00          12287.00
6/30/07                           12091.00          13133.00          10704.00          14778.00          15001.00


                                S&P 500 INDEX
                                -------------
5/2/05                            10000.00
                                  10333.00
                                  11225.00
6/30/07                           13536.00

                                                              SIX      ONE      SINCE
BENCHMARK PERFORMANCE                                        MONTHS   YEAR    INCEPTION

Balanced Composite Index*                                    5.80%    15.38%   13.40%
Merrill Lynch Corporate & Government 1-10 Years Bond Index*  1.48      5.79     3.19
Russell Midcap(R) Index*                                     9.90     20.83    19.75
Russell Midcap(R) Value Index*                               8.69     22.09    20.58
S&P 500(R) Index*                                            6.96     20.59    15.00

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-4   MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,038.80            $4.15            $1,020.90             $4.11
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,037.55            $5.41            $1,019.65             $5.36
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                   www.mainstayfunds.com     M-5

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                       SHORT-TERM
                                                       INVESTMENTS                                               LIABILITIES IN
                                                    (COLLATERAL FROM                                             EXCESS OF CASH
                                                       SECURITIES                                FUTURES            AND OTHER
COMMON STOCKS                    CORPORATE BONDS    LENDING IS 4.2%)      YANKEE BONDS          CONTRACTS            ASSETS
-------------                    ---------------    ----------------      ------------          ---------        --------------
58.9                                  39.9                6.8                 0.2                  0.0*                (5.8)

* Less than one-tenth of a percent.

See Portfolio of Investments on page M-9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  NRG Energy, Inc.
 2.  Marathon Oil Corp.
 3.  Valero Energy Corp.
 4.  CenturyTel, Inc.
 5.  United States Steel Corp.
 6.  Chubb Corp. (The)
 7.  Morgan Stanley
 8.  Home Depot, Inc.
 9.  Aetna, Inc.
10.  Travelers Cos., Inc. (The)

 M-6   MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony H. Elavia and Joan M. Sabella of New York Life Investment Management LLC.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Balanced Portfolio returned 3.87% for Initial Class shares and 3.74% for Service Class shares. Both share classes underperformed the 6.29% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 8.69% return of the Russell Midcap(R) Value Index* and the 5.80% return of the Balanced Composite Index* for the six months ended June 30, 2007. The Russell Midcap(R) Value Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE RELATIVE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO?

During the reporting period, the relative performance of the equity portion of the Portfolio resulted primarily from stock selection in the financials, consumer staples and consumer discretionary sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS PROVIDED THE STRONGEST PERFORMANCE RELATIVE TO THE RUSSELL MIDCAP(R) VALUE INDEX* AND WHICH SECTORS PROVIDED PARTICULARLY WEAK PERFORMANCE.

During the reporting period, the Portfolio's three strongest-performing sectors relative to the Russell Midcap(R) Value Index* were materials, utilities and financials. The Portfolio's three weakest-performing sectors relative to the Russell Midcap(R) Value Index* were consumer staples, technology and energy.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

On an absolute basis, the strongest individual contributors to the Portfolio's performance during the six months ended June 30, 2007, were NRG Energy, Steel Dynamics and Reliance Steel & Aluminum. A.G. Edwards also made a positive contribution to the Portfolio's performance because of an impending takeover by Wachovia Corp.

On an absolute basis, the weakest individual contributors to the Portfolio's performance during the reporting period were New Century Financial, OfficeMax and Boston Properties.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The Portfolio looks for stocks that have attractive relative valuations and positive price trends. Among the stocks that were purchased because they fit the Portfolio's purchase criteria were Marathon Oil and Parker Hannifin. Stocks that no longer fit the Portfolio's purchase criteria and were sold included Steel Dynamics and Union Pacific. Both of these stocks advanced during the portion of the reporting period they were held in the Portfolio.

HOW DID THE SECTOR WEIGHTINGS IN THE EQUITY PORTION OF THE PORTFOLIO CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Portfolio result from the Portfolio's proprietary quantitative security-selection process. During the reporting period, the Portfolio's weightings relative to the Russell Midcap(R) Value Index* increased substantially in utilities and moderately in energy. During the first half of 2007, the Portfolio's weightings decreased substantially in industrials and financials.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the Portfolio was substantially overweight in health care and moderately overweight in energy. Both of these positions strengthened the Portfolio's relative performance. At the same time, the Portfolio was substantially underweight in utilities and moderately underweight in technology. Both of these positions detracted from the Portfolio's relative results.


The Portfolio is subject to market, interest rate, credit and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2). The Portfolio invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                   www.mainstayfunds.com     M-7

WHAT FACTORS INFLUENCED THE FIXED-INCOME PORTION OF THE PORTFOLIO IN THE FIRST SIX MONTHS OF 2007?

During the reporting period, the Federal Open Market Committee maintained the federal funds target rate at 5.25%. Bond yields traded in a fairly narrow range, and the yield curve remained somewhat inverted.

No significant decisions affected the fixed-income portion of the Portfolio, which maintained a duration of three to five years and a laddered maturity schedule. The fixed-income portion of the Portfolio performed somewhat better than the Merrill Lynch Corporate & Government 1-10 Years Bond Index,* the bond component of the Portfolio's Balanced Composite Index.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-8   MainStay VP Balanced Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (58.9%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Lockheed Martin Corp.                                   10,091   $    949,866
Northrop Grumman Corp.                                  17,898      1,393,717
Raytheon Co.                                            23,673      1,275,738
United Technologies Corp.                               18,797      1,333,271
                                                                 ------------
                                                                    4,952,592
                                                                 ------------
AGRICULTURE (1.6%)
Altria Group, Inc.                                      23,959      1,680,484
Archer-Daniels-Midland Co.                              20,513        678,775
Reynolds American, Inc. (a)                             12,782        833,386
                                                                 ------------
                                                                    3,192,645
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.7%)
Autoliv, Inc.                                           24,677      1,403,381
                                                                 ------------
BANKS (5.3%)
Bank of America Corp.                                   24,019      1,174,289
Bank of New York Co., Inc. (The)                        17,156        710,945
Huntington Bancshares, Inc. (a)                         64,166      1,459,135
KeyCorp (a)                                             50,191      1,723,057
National City Corp. (a)                                 34,497      1,149,440
PNC Financial Services Group, Inc.                      23,260      1,664,951
UnionBanCal Corp.                                       21,047      1,256,506
Wells Fargo & Co.                                       48,571      1,708,242
                                                                 ------------
                                                                   10,846,565
                                                                 ------------
BEVERAGES (0.6%)
Pepsi Bottling Group, Inc. (The)                        38,573      1,299,139
                                                                 ------------
CHEMICALS (0.6%)
Celanese Corp. Class A                                  19,986        775,057
Dow Chemical Co. (The)                                   7,891        348,940
                                                                 ------------
                                                                    1,123,997
                                                                 ------------
COMPUTERS (2.4%)
Electronic Data Systems Corp.                           35,096        973,212
EMC Corp. (b)                                           29,819        539,724
Hewlett-Packard Co.                                     29,269      1,305,983
International Business Machines Corp.                   13,630      1,434,558
Lexmark International, Inc. Class A (b)                 15,231        751,041
                                                                 ------------
                                                                    5,004,518
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (3.8%)
A.G. Edwards, Inc.                                       8,949        756,638
Citigroup, Inc.                                         24,859      1,275,018
Countrywide Financial Corp. (a)                            199          7,234
Goldman Sachs Group, Inc. (The)                          7,545      1,635,379
JPMorgan Chase & Co.                                    26,508      1,284,313
Merrill Lynch & Co., Inc.                               13,242      1,106,766
V  Morgan Stanley                                       21,253      1,782,702
                                                                 ------------
                                                                    7,848,050
                                                                 ------------


                                                        SHARES          VALUE
ELECTRIC (4.8%)
Alliant Energy Corp.                                    26,397   $  1,025,523
Dominion Resources, Inc.                                13,365      1,153,533
Entergy Corp.                                           15,922      1,709,227
FirstEnergy Corp.                                       22,073      1,428,785
Mirant Corp. (b)                                        41,080      1,752,062
V  NRG Energy, Inc. (b)                                 58,956      2,450,801
OGE Energy Corp.                                         1,669         61,169
PG&E Corp.                                                 622         28,177
TXU Corp.                                                1,886        126,928
                                                                 ------------
                                                                    9,736,205
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
Emerson Electric Co.                                    28,463      1,332,068
                                                                 ------------

ELECTRONICS (0.2%)
Avnet, Inc. (b)                                         11,332        449,201
                                                                 ------------

FOOD (1.2%)
H.J. Heinz Co.                                          19,807        940,238
Hormel Foods Corp.                                      25,083        936,850
Kroger Co. (The)                                        18,594        523,049
                                                                 ------------
                                                                    2,400,137
                                                                 ------------
GAS (0.8%)
AGL Resources, Inc.                                      4,599        186,168
Energen Corp.                                           26,595      1,461,129
                                                                 ------------
                                                                    1,647,297
                                                                 ------------
HAND & MACHINE TOOLS (0.6%)
Black & Decker Corp.                                    14,949      1,320,146
                                                                 ------------

HEALTH CARE--PRODUCTS (0.7%)
Boston Scientific Corp. (b)                              8,119        124,545
Johnson & Johnson                                       20,610      1,269,988
                                                                 ------------
                                                                    1,394,533
                                                                 ------------
HEALTH CARE--SERVICES (2.0%)
V  Aetna, Inc.                                          35,691      1,763,135
Health Net, Inc. (b)                                    21,612      1,141,114
WellPoint, Inc. (b)                                     16,191      1,292,528
                                                                 ------------
                                                                    4,196,777
                                                                 ------------
HOUSEHOLD PRODUCTS & WARES (0.8%)
Kimberly-Clark Corp.                                    23,306      1,558,938
                                                                 ------------

INSURANCE (9.0%)
ACE, Ltd.                                                2,073        129,604
Aflac, Inc.                                              2,402        123,463

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   M-9


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Allstate Corp. (The)                                    27,618   $  1,698,783
Ambac Financial Group, Inc.                              7,905        689,237
American Financial Group, Inc.                          15,512        529,735
Assurant, Inc.                                          26,750      1,576,110
V  Chubb Corp. (The)                                    33,150      1,794,741
CIGNA Corp.                                             20,578      1,074,583
Genworth Financial, Inc. Class A                        33,865      1,164,956
Loews Corp.                                             24,829      1,265,782
MGIC Investment Corp. (a)                               24,323      1,383,006
Old Republic International Corp.                         8,992        191,170
PMI Group, Inc. (The)                                   35,048      1,565,594
Radian Group, Inc. (a)                                  25,692      1,387,368
SAFECO Corp.                                            23,566      1,467,219
Transatlantic Holdings, Inc.                             5,773        410,634
V  Travelers Cos., Inc. (The)                           32,843      1,757,101
XL Capital, Ltd. Class A                                 1,569        132,251
                                                                 ------------
                                                                   18,341,337
                                                                 ------------
IRON & STEEL (1.7%)
Nucor Corp.                                             26,343      1,545,017
Reliance Steel & Aluminum Co. (a)                        3,409        191,790
V  United States Steel Corp.                            16,579      1,802,966
                                                                 ------------
                                                                    3,539,773
                                                                 ------------
LEISURE TIME (0.1%)
Carnival Corp. (a)                                       2,521        122,949
                                                                 ------------

MEDIA (1.8%)
CBS Corp. Class B                                       25,670        855,324
Clear Channel Communications, Inc.                      38,715      1,464,201
Gannett Co., Inc.                                       21,320      1,171,534
Time Warner Cable, Inc. Class A (a)(b)                   3,293        128,987
                                                                 ------------
                                                                    3,620,046
                                                                 ------------
METAL FABRICATE & HARDWARE (0.7%)
Commercial Metals Co.                                   39,476      1,333,105
                                                                 ------------

MISCELLANEOUS--MANUFACTURING (2.3%)
3M Co.                                                   1,441        125,064
Eaton Corp.                                             15,575      1,448,475
Illinois Tool Works, Inc.                                2,423        131,302
Ingersoll-Rand Co., Ltd. Class A                         2,701        148,069
Parker Hannifin Corp. (a)                               15,259      1,494,009
SPX Corp.                                               14,265      1,252,610
Tyco International, Ltd.                                 3,780        127,726
                                                                 ------------
                                                                    4,727,255
                                                                 ------------
OFFICE & BUSINESS EQUIPMENT (0.3%)
Xerox Corp. (b)                                         34,288        633,642
                                                                 ------------


                                                        SHARES          VALUE
OIL & GAS (4.9%)
Chevron Corp.                                           13,488   $  1,136,229
ExxonMobil Corp.                                        18,321      1,536,765
V  Marathon Oil Corp.                                   34,594      2,074,256
Sunoco, Inc.                                            20,797      1,657,105
Tesoro Corp.                                            29,843      1,705,527
V  Valero Energy Corp.                                  27,356      2,020,514
                                                                 ------------
                                                                   10,130,396
                                                                 ------------
PHARMACEUTICALS (1.0%)
AmerisourceBergen Corp.                                 29,258      1,447,393
King Pharmaceuticals, Inc. (b)                          30,092        615,682
                                                                 ------------
                                                                    2,063,075
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (2.1%)
Boston Properties, Inc.                                 14,535      1,484,460
Hospitality Properties Trust                            30,785      1,277,270
ProLogis                                                 6,035        343,392
Weingarten Realty Investors                             29,323      1,205,175
                                                                 ------------
                                                                    4,310,297
                                                                 ------------
RETAIL (4.0%)
AnnTaylor Stores Corp. (b)                              34,320      1,215,614
AutoNation, Inc. (b)                                    55,985      1,256,303
Dillard's, Inc. Class A                                 32,943      1,183,642
Dollar Tree Stores, Inc. (b)                             9,388        408,847
Family Dollar Stores, Inc.                              29,865      1,024,967
V  Home Depot, Inc.                                     45,113      1,775,197
OfficeMax, Inc.                                         28,300      1,112,190
United Auto Group, Inc.                                  7,811        166,296
Wal-Mart Stores, Inc.                                    2,575        123,883
                                                                 ------------
                                                                    8,266,939
                                                                 ------------
SEMICONDUCTORS (0.1%)
Novellus Systems, Inc. (a)(b)                            9,829        278,849
                                                                 ------------

SOFTWARE (0.1%)
First Data Corp.                                         3,884        126,890
                                                                 ------------

TELECOMMUNICATIONS (0.9%)
V  CenturyTel, Inc.                                     38,678      1,897,156
                                                                 ------------

TOYS, GAMES & HOBBIES (0.6%)
Mattel, Inc.                                            50,331      1,272,871
                                                                 ------------

TRANSPORTATION (0.1%)
Burlington Northern Santa Fe Corp.                       1,355        115,365
FedEx Corp.                                              1,145        127,061
                                                                 ------------
                                                                      242,426
                                                                 ------------
Total Common Stocks
 (Cost $111,301,572)                                              120,613,195(j)
                                                                 ------------

 M-10 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (40.1%)
CORPORATE BONDS (39.9%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
United Technologies Corp.
 6.10%, due 5/15/12                                 $  750,000   $    769,548
                                                                 ------------
AGRICULTURE (0.8%)
Altria Group, Inc.
 7.00%, due 11/4/13                                    950,000      1,007,616
UST, Inc.
 6.625%, due 7/15/12                                   650,000        674,254
                                                                 ------------
                                                                    1,681,870
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.5%)
Johnson Controls, Inc.
 5.25%, due 1/15/11                                    950,000        940,251
                                                                 ------------
BANKS (6.1%)
Bank of America Corp.
 7.125%, due 10/15/11                                  550,000        581,517
 7.75%, due 8/15/15                                    650,000        726,834
Bank of New York Co., Inc. (The)
 7.30%, due 12/1/09                                    550,000        573,641
Bank One Corp.
 7.875%, due 8/1/10                                    847,000        904,422
Bankers Trust Corp.
 7.50%, due 11/15/15                                   247,000        272,936
First Union National Bank
 7.875%, due 2/15/10                                   900,000        955,202
HSBC Holdings PLC
 7.50%, due 7/15/09                                  1,300,000      1,351,788
Mellon Bank N.A.
 7.625%, due 9/15/07                                   160,000        160,636
Mellon Funding Corp.
 6.70%, due 3/1/08                                     950,000        956,232
SunTrust Banks, Inc.
 6.25%, due 6/1/08                                     200,000        201,354
 7.75%, due 5/1/10                                     600,000        635,564
U.S. Bank N.A.
 5.70%, due 12/15/08                                   700,000        703,183
 6.30%, due 2/4/14                                   1,675,000      1,731,754
Wachovia Bank N.A.
 7.80%, due 8/18/10                                    800,000        849,186
Wachovia Corp.
 6.375%, due 1/15/09                                   125,000        127,128
 6.375%, due 2/1/09                                     75,000         76,186

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
BANKS (CONTINUED)
Wells Fargo & Co.
 6.25%, due 4/15/08                                 $  125,000   $    125,521
Wells Fargo Bank N.A.
 6.45%, due 2/1/11                                     100,000        103,109
 7.55%, due 6/21/10                                  1,350,000      1,428,615
                                                                 ------------
                                                                   12,464,808
                                                                 ------------
BEVERAGES (1.2%)
Anheuser-Busch Cos., Inc.
 5.375%, due 9/15/08 (a)                               100,000         99,929
 6.00%, due 4/15/11                                    700,000        711,638
 7.50%, due 3/15/12                                    500,000        538,043
 9.00%, due 12/1/09                                    600,000        648,509
Coca-Cola Co. (The)
 5.75%, due 3/15/11                                    125,000        126,408
PepsiCo, Inc.
 5.15%, due 5/15/12                                    400,000        395,082
                                                                 ------------
                                                                    2,519,609
                                                                 ------------
BUILDING MATERIALS (0.1%)
Masco Corp.
 5.75%, due 10/15/08                                   150,000        150,148
                                                                 ------------

CHEMICALS (1.1%)
Dow Chemical Co. (The)
 6.125%, due 2/1/11                                    350,000        354,868
E.I. du Pont de Nemours & Co.
 6.75%, due 9/1/07                                     325,000        325,628
 6.875%, due 10/15/09                                  925,000        955,455
Praxair, Inc.
 6.375%, due 4/1/12                                    350,000        360,454
 6.50%, due 3/1/08                                     325,000        327,422
                                                                 ------------
                                                                    2,323,827
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Motorola, Inc.
 8.00%, due 11/1/11                                  1,000,000      1,079,360
                                                                 ------------

COMPUTERS (1.5%)
Computer Sciences Corp.
 7.375%, due 6/15/11                                   350,000        367,954
Hewlett-Packard Co.
 5.50%, due 7/1/07                                     200,000        200,000
International Business Machines Corp.
 6.45%, due 8/1/07                                     900,000        900,629
 7.50%, due 6/15/13                                  1,475,000      1,607,931
                                                                 ------------
                                                                    3,076,514
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
COSMETICS & PERSONAL CARE (1.1%)
Avon Products, Inc.
 7.15%, due 11/15/09                                $  650,000   $    674,001
Kimberly-Clark Corp.
 7.10%, due 8/1/07                                     925,000        926,076
Procter & Gamble Co. (The)
 4.95%, due 8/15/14                                    475,000        457,645
 6.875%, due 9/15/09                                   250,000        258,037
                                                                 ------------
                                                                    2,315,759
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (12.8%)
Bear Stearns Cos., Inc. (The)
 5.70%, due 11/15/14                                   912,000        894,319
 6.75%, due 12/15/07                                   438,000        440,257
 7.625%, due 12/7/09                                 1,100,000      1,150,073
Caterpillar Financial Services Corp.
 5.50%, due 3/15/16                                    250,000        245,302
CIT Group, Inc.
 5.40%, due 3/7/13                                     800,000        777,535
 6.875%, due 11/1/09                                 1,100,000      1,129,065
 7.75%, due 4/2/12                                     800,000        861,018
Citicorp
 7.25%, due 9/1/08                                     300,000        305,437
Citigroup, Inc.
 6.50%, due 1/18/11                                  1,200,000      1,237,535
 7.25%, due 10/1/10                                    500,000        526,260
Countrywide Home Loans, Inc.
 6.25%, due 4/15/09                                    300,000        303,451
Credit Suisse First Boston USA, Inc.
 6.125%, due 11/15/11                                  100,000        102,183
 6.50%, due 6/1/08                                   1,089,000      1,098,974
General Electric Capital Corp.
 6.875%, due 11/15/10                                  500,000        521,999
 7.375%, due 1/19/10                                   725,000        758,841
 8.125%, due 4/1/08                                    300,000        305,913
 8.625%, due 6/15/08                                   100,000        102,680
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                     625,000        624,621
 6.875%, due 1/15/11                                   300,000        312,047
 7.35%, due 10/1/09                                  1,325,000      1,378,802
 Series B
 7.80%, due 1/28/10                                    125,000        131,984
Household Financial Corp.
 6.45%, due 2/1/09                                     200,000        202,984
HSBC Finance Corp.
 6.375%, due 8/1/10                                    125,000        127,960
 7.00%, due 5/15/12                                    600,000        631,726
John Deere Capital Corp.
 6.00%, due 2/15/09                                    500,000        504,964
 7.00%, due 3/15/12                                    950,000      1,004,425

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
JPMorgan Chase & Co.
 6.00%, due 1/15/09                                 $  400,000   $    402,710
 6.625%, due 3/15/12                                   350,000        363,904
 6.75%, due 8/15/08                                    300,000        303,976
 7.00%, due 11/15/09                                   390,000        402,865
 7.875%, due 6/15/10                                   375,000        399,114
Lehman Brothers Holdings, Inc.
 6.625%, due 1/18/12                                   525,000        544,555
 7.00%, due 2/1/08                                     100,000        100,765
 7.875%, due 11/1/09                                   150,000        158,237
 7.875%, due 8/15/10                                 1,607,000      1,713,568
MBNA Corp.
 7.50%, due 3/15/12                                    700,000        753,990
Merrill Lynch & Co., Inc.
 Series C
 4.17%, due 3/24/09 (c)                                300,000        287,394
 6.05%, due 5/16/16                                    575,000        568,748
 6.375%, due 10/15/08                                  350,000        353,837
 7.00%, due 4/27/08                                  1,150,000      1,161,010
Morgan Stanley
 5.375%, due 10/15/15                                  600,000        574,486
 6.75%, due 4/15/11                                    900,000        933,143
 8.00%, due 6/15/10                                    400,000        427,213
Pitney Bowes Credit Corp.
 5.75%, due 8/15/08                                    175,000        175,463
Prudential Funding LLC
 6.60%, due 5/15/08 (d)                                550,000        554,683
UBS Paine Webber Group, Inc.
 6.55%, due 4/15/08                                    204,000        204,777
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08                                   225,000        225,110
                                                                 ------------
                                                                   26,289,903
                                                                 ------------
ELECTRIC (0.4%)
Consolidated Edison Co. of New York
 7.50%, due 9/1/10                                     760,000        804,690
                                                                 ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.
 7.125%, due 8/15/10                                 1,082,000      1,135,564
                                                                 ------------

ELECTRONICS (0.1%)
Honeywell, Inc.
 7.125%, due 4/15/08                                   175,000        177,102
                                                                 ------------

FOOD (3.4%)
Campbell Soup Co.
 5.875%, due 10/1/08                                   450,000        452,135
 6.75%, due 2/15/11                                  1,000,000      1,040,338

 M-12 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOOD (CONTINUED)
H.J. Heinz Finance Co.
 6.625%, due 7/15/11                                $  700,000   $    720,211
Hershey Co. (The)
 5.30%, due 9/1/11                                     400,000        397,033
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                     750,000        775,399
Kraft Foods, Inc.
 6.25%, due 6/1/12                                   1,025,000      1,041,761
Kroger Co. (The)
 6.20%, due 6/15/12                                    500,000        504,626
Nabisco, Inc.
 7.55%, due 6/15/15                                  1,150,000      1,255,384
Sysco International Co.
 6.10%, due 6/1/12 (a)                                 125,000        127,641
Unilever Capital Corp.
 7.125%, due 11/1/10                                   650,000        681,344
                                                                 ------------
                                                                    6,995,872
                                                                 ------------
HAND & MACHINE TOOLS (0.5%)
Black & Decker Corp.
 7.125%, due 6/1/11                                    950,000        985,851
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (0.7%)
Clorox Co. (The)
 6.125%, due 2/1/11                                    275,000        279,268
Kimberly-Clark Corp.
 5.00%, due 8/15/13                                  1,200,000      1,151,843
                                                                 ------------
                                                                    1,431,111
                                                                 ------------
INSURANCE (0.1%)
GE Global Insurance Holding Corp.
 7.50%, due 6/15/10                                    250,000        262,618
                                                                 ------------

MACHINERY--CONSTRUCTION & MINING (0.6%)
Caterpillar, Inc.
 6.55%, due 5/1/11                                     400,000        414,442
 7.25%, due 9/15/09                                    884,000        917,239
                                                                 ------------
                                                                    1,331,681
                                                                 ------------
MACHINERY--DIVERSIFIED (0.2%)
Deere & Co.
 7.85%, due 5/15/10                                    450,000        477,053
                                                                 ------------

MEDIA (0.4%)
Walt Disney Co. (The)
 6.375%, due 3/1/12                                    800,000        828,667
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MISCELLANEOUS--MANUFACTURING (0.5%)
Honeywell International, Inc.
 6.125%, due 11/1/11                                $  200,000   $    204,655
 7.50%, due 3/1/10                                     775,000        814,500
                                                                 ------------
                                                                    1,019,155
                                                                 ------------
OIL & GAS (0.7%)
ConocoPhillips
 8.75%, due 5/25/10                                    900,000        979,781
Vastar Resources, Inc.
 6.50%, due 4/1/09                                     350,000        356,827
                                                                 ------------
                                                                    1,336,608
                                                                 ------------
OIL & GAS SERVICES (0.1%)
Baker Hughes, Inc.
 6.00%, due 2/15/09                                    205,000        206,885
                                                                 ------------

PHARMACEUTICALS (1.2%)
Cardinal Health, Inc.
 6.75%, due 2/15/11                                    550,000        569,458
Eli Lilly & Co.
 6.00%, due 3/15/12                                    200,000        205,506
Merck & Co., Inc.
 4.375%, due 2/15/13                                   400,000        377,348
Pfizer, Inc.
 4.50%, due 2/15/14                                    400,000        377,041
Wyeth
 6.95%, due 3/15/11                                    950,000        994,199
                                                                 ------------
                                                                    2,523,552
                                                                 ------------
RETAIL (2.0%)
Home Depot, Inc.
 5.25%, due 12/16/13                                   500,000        482,294
J.C. Penney Co., Inc.
 8.00%, due 3/1/10                                     800,000        844,729
Lowe's Cos., Inc.
 8.25%, due 6/1/10                                     250,000        268,349
Nordstrom, Inc.
 5.625%, due 1/15/09                                   175,000        175,371
Target Corp.
 6.35%, due 1/15/11                                    200,000        205,378
 7.50%, due 8/15/10                                    900,000        953,047
Wal-Mart Stores, Inc.
 7.25%, due 6/1/13                                   1,000,000      1,079,978
                                                                 ------------
                                                                    4,009,146
                                                                 ------------
TELECOMMUNICATIONS (2.3%)
AT&T Corp.
 7.30%, due 11/15/11                                 1,200,000      1,277,378
BellSouth Capital Funding Corp.
 7.75%, due 2/15/10                                    850,000        895,370
BellSouth Telecommunications, Inc.
 5.875%, due 1/15/09                                   200,000        201,110

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
New York Telephone Co.
 6.00%, due 4/15/08                                 $  175,000   $    175,653
Southwestern Bell Telephone Corp.
 7.00%, due 7/1/15                                     350,000        367,317
Verizon Global Funding Corp.
 7.25%, due 12/1/10                                  1,050,000      1,106,851
 7.375%, due 9/1/12                                    550,000        592,374
                                                                 ------------
                                                                    4,616,053
                                                                 ------------
Total Corporate Bonds
 (Cost $82,824,584)                                                81,753,205
                                                                 ------------

YANKEE BOND (0.2%) (e)
-----------------------------------------------------------------------------
BANKS (0.2%)
Barclays Bank PLC
 7.40%, due 12/15/09                                   450,000        471,029
                                                                 ------------
Total Yankee Bond
 (Cost $474,067)                                                      471,029
                                                                 ------------
Total Long-Term Bonds
 (Cost $83,298,651)                                                82,224,234
                                                                 ------------

SHORT-TERM INVESTMENTS (6.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.2%)
Barton Capital LLC
 5.29%, due 7/5/07 (f)                                 242,859        242,859
Clipper Receivables Corp.
 5.291%, due 7/17/07 (f)                               194,288        194,288
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (f)                               437,147        437,147
Compass Securitization
 5.292%, due 7/3/07 (f)                                 48,572         48,572
 5.303%, due 7/13/07 (f)                               145,716        145,716
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (f)                               145,716        145,716
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (f)                                144,376        144,376
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (f)                                97,144         97,144
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (f)                                194,288        194,288
Old Line Funding LLC
 5.279%, due 7/2/07 (f)                                 97,144         97,144
 5.286%, due 7/2/07 (f)                                145,716        145,716
Three Pillars Funding LLC
 5.304%, due 7/16/07 (f)                               291,431        291,431

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Yorktown Capital LLC
 5.295%, due 7/3/07 (f)                             $  145,716   $    145,716
 5.303%, due 7/24/07 (f)                                97,144         97,144
                                                                 ------------
Total Commercial Paper
 (Cost $2,427,257)                                                  2,427,257
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (f)                451,563        451,563
                                                                 ------------
Total Investment Company
 (Cost $451,563)                                                      451,563
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $194,376 (Collateralized by
 various Corporate Bonds, with rates between
 0.00%-8.40% and maturity dates between
 8/1/07-12/15/20, with a Principal Amount of
 $203,452 and a Market Value of $200,597) (f)       $  194,288        194,288
                                                                 ------------
Total Repurchase Agreement
 (Cost $194,288)                                                      194,288
                                                                 ------------
TIME DEPOSITS (2.7%)
Abbey National PLC
 5.28%, due 7/6/07 (f)                                 388,575        388,575
 5.29%, due 7/2/07 (f)                                 340,003        340,003
Bank of America Corp.
 5.29%, due 8/16/07 (c)(f)                             388,575        388,575
Barclays
 5.31%, due 8/20/07 (f)                                388,575        388,575
Calyon
 5.30%, due 8/13/07 (f)                                388,575        388,575
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (f)                                291,431        291,431
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (f)                                291,431        291,431
Deutsche Bank AG
 5.28%, due 7/10/07 (f)                                340,003        340,003
Fortis Bank
 5.30%, due 7/30/07 (f)                                194,288        194,288
Royal Bank of Canada
 5.285%, due 8/3/07 (f)                                728,578        728,578

 M-14 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (f)                              $  728,579   $    728,579
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (f)                                291,431        291,431
UBS AG
 5.277%, due 7/3/07 (f)                                388,575        388,575
Rabobank Nederland
 5.29%, due 7/18/07 (f)                                340,003        340,003
                                                                 ------------
Total Time Deposits
 (Cost $5,488,622)                                                  5,488,622
                                                                 ------------
U.S. GOVERNMENT (2.6%)
United States Treasury Bills
 4.506%, due 10/18/07 (g)                              150,000        147,897
 4.533%, due 10/11/07                                5,400,000      5,328,596
                                                                 ------------
Total U.S. Government
 (Cost $5,476,195)                                                  5,476,493
                                                                 ------------
Total Short-Term Investments
 (Cost $14,037,925)                                                14,038,223
                                                                 ------------
Total Investments
 (Cost $208,638,148) (h)                                 105.8%   216,875,652(i)
Liabilities in Excess of
 Cash and Other Assets                                    (5.8)   (11,946,393)
                                                    ----------   ------------
Net Assets                                               100.0%  $204,929,259
                                                    ==========   ============

                                               CONTRACTS       UNREALIZED
                                                    LONG    APPRECIATION (k)
FUTURES CONTRACTS (0.0%)++
------------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini September 2007                                   9   $             1,296
                                                           -------------------
Total Futures Contracts
 (Settlement Value $681,930) (j)                           $             1,296
                                                           ===================

++   Less than one-tenth of a percent.
+++  All of the Portfolio's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Floating rate. Rate shown is the rate in effect at June 30,
     2007.
(d)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(f)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Segregated as collateral for futures contracts.
(h)  The cost for federal income tax purposes is $208,861,373.
(i)  At June 30, 2007 net unrealized appreciation was $8,014,279, based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $11,527,946 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $3,513,667.
(j)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents 59.2% of net assets.
(k)  Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2007.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $208,638,148) including $8,312,112
  market value of securities loaned             $216,875,652
Cash                                                  31,678
Receivables:
  Dividends and interest                           1,527,673
Other assets                                           1,901
                                                -------------
    Total assets                                 218,436,904
                                                -------------

LIABILITIES:
Securities lending collateral                      8,561,730
Payables:
  Investment securities purchased                  4,702,045
  Manager (See Note 3)                               126,270
  NYLIFE Distributors (See Note 3)                    40,196
  Shareholder communication                           34,550
  Professional fees                                   32,353
  Custodian                                            3,236
  Variation margin on futures contracts                  810
Accrued expenses                                       6,455
                                                -------------
    Total liabilities                             13,507,645
                                                -------------
Net assets                                      $204,929,259
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $      7,908
  Service Class                                      168,110
Additional paid-in capital                       185,656,737
Accumulated undistributed net investment
  income                                           1,980,796
Accumulated undistributed net realized gain on
  investments and futures contracts                8,876,908
Net unrealized appreciation on investments and
  futures contracts                                8,238,800
                                                -------------
Net assets                                      $204,929,259
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $  9,236,098
                                                =============
Shares of capital stock outstanding                  790,753
                                                =============
Net asset value per share outstanding           $      11.68
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $195,693,161
                                                =============
Shares of capital stock outstanding               16,811,003
                                                =============
Net asset value per share outstanding           $      11.64
                                                =============

 M-16 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 2,006,906
  Dividends                                          990,837
  Income from securities loaned--net                   8,512
                                                 -----------
    Total income                                   3,006,255
                                                 -----------
EXPENSES:
  Manager (See Note 3)                               727,225
  Distribution and service--Service Class (See
    Note 3)                                          230,037
  Professional fees                                   31,142
  Shareholder communication                           16,742
  Custodian                                           11,291
  Directors                                            4,763
  Miscellaneous                                        4,259
                                                 -----------
    Total expenses                                 1,025,459
                                                 -----------
Net investment income                              1,980,796
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
  Security transactions                            8,883,952
  Futures transactions                                88,230
                                                 -----------
Net realized gain on investments and futures
  transactions                                     8,972,182
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           (3,945,480)
  Futures contracts                                    1,296
                                                 -----------
Net change in unrealized appreciation on
  investments and futures contracts               (3,944,184)
                                                 -----------
Net realized and unrealized gain on investments
  and futures transactions                         5,027,998
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 7,008,794
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  1,980,796   $  3,228,366
 Net realized gain on investments
  and
  futures transactions                  8,972,182      1,725,383
 Net change in unrealized
  appreciation on investments and
  futures contracts                    (3,944,184)    11,004,627
                                     ---------------------------
 Net increase in net assets
  resulting from operations             7,008,794     15,958,376
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --       (262,359)
   Service Class                               --     (3,033,416)
 From net realized gain on investments:
   Initial Class                               --       (127,368)
   Service Class                               --     (1,650,445)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                              --     (5,073,588)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        1,520,108      3,681,557
   Service Class                       26,778,310     71,559,836
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                               --        389,727
   Service Class                               --      4,683,861
                                     ---------------------------
                                       28,298,418     80,314,981
 Cost of shares redeemed:
   Initial Class                       (6,288,674)    (1,046,908)
   Service Class                      (13,241,813)   (16,127,238)
                                     ---------------------------
                                      (19,530,487)   (17,174,146)
   Increase in net assets derived
    from capital share transactions     8,767,931     63,140,835
                                     ---------------------------
   Net increase in net assets          15,776,725     74,025,623

NET ASSETS:
Beginning of period                   189,152,534    115,126,911
                                     ---------------------------
End of period                        $204,929,259   $189,152,534
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  1,980,796   $         --
                                     ===========================

 M-18 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  www.mainstayfunds.com     M-19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                           INITIAL CLASS
                                --------------------------------------------------------------------
                                                                                           MAY 2,
                                SIX MONTHS                     YEAR                       2005(a)
                                  ENDED                       ENDED                       THROUGH
                                 JUNE 30,                  DECEMBER 31,                 DECEMBER 31,
                                  2007*                        2006                         2005
Net asset value at beginning
  of period                       $11.25                     $ 10.46                       $10.00
                                ----------                 ------------                 ------------
Net investment income               0.16                        0.22                         0.11
Net realized and unrealized
  gain on investments               0.27                        0.90                         0.47
                                ----------                 ------------                 ------------
Total from investment
  operations                        0.43                        1.12                         0.58
                                ----------                 ------------                 ------------
Less dividends and
  distributions:
  From net investment income          --                       (0.22)                       (0.08)
  From net realized gain on
    investments                       --                       (0.11)                       (0.04)
                                ----------                 ------------                 ------------
Total dividends and
  distributions                       --                       (0.33)                       (0.12)
                                ----------                 ------------                 ------------
Net asset value at end of
  period                          $11.68                     $ 11.25                       $10.46
                                ==========                 ============                 ============
Total investment return             3.87%(b)                   10.70%                        5.81%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             2.23%+                      2.26%                        2.05%+
  Net expenses                      0.82%+                      0.85%                        1.00%+
Portfolio turnover rate               42%                         45%                          76%
Net assets at end of period
  (in 000's)                      $9,236                     $13,577                       $9,707

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.
*    Unaudited.

 M-20 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    SERVICE CLASS
    ----------------------------------------------
                                         MAY 2,
    SIX MONTHS          YEAR            2005(a)
      ENDED            ENDED            THROUGH
     JUNE 30,       DECEMBER 31,      DECEMBER 31,
      2007*             2006              2005
     $  11.22         $  10.44          $  10.00
    ----------      ------------      ------------
         0.11             0.20              0.08
         0.31             0.89              0.48
    ----------      ------------      ------------
         0.42             1.09              0.56
    ----------      ------------      ------------
           --            (0.20)            (0.08)
           --            (0.11)            (0.04)
    ----------      ------------      ------------
           --            (0.31)            (0.12)
    ----------      ------------      ------------
     $  11.64         $  11.22          $  10.44
    ==========      ============      ============
         3.74%(b)        10.42%             5.55%(b)
         2.03%+           2.01%             1.80%+
         1.07%+           1.10%             1.25%+
           42%              45%               76%
     $195,693         $175,576          $105,420

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS(1)   YEARS(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                  0.91%   6.28%    4.76%      5.86%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                                                         MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND             LEHMAN BROTHERS           & GOVERNMENT MASTER
                                                        PORTFOLIO             AGGREGATE BOND INDEX                INDEX
                                                    ----------------          --------------------       -----------------------
6/30/97                                                   10000                       10000                       10000
                                                          11142                       11054                       11132
                                                          11432                       11402                       11434
                                                          11828                       11922                       11930
                                                          13096                       13261                       13252
                                                          14015                       14405                       14342
                                                          15690                       15903                       16204
                                                          15752                       15954                       16103
                                                          16756                       17039                       17281
                                                          16636                       16902                       17030
6/30/07                                                   17680                       17937                       18059

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS(1)   YEARS(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                  0.79%   6.01%    4.49%      5.59%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                                                         MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND             LEHMAN BROTHERS           & GOVERNMENT MASTER
                                                        PORTFOLIO             AGGREGATE BOND INDEX                INDEX
                                                    ----------------          --------------------       -----------------------
6/30/97                                                   10000                       10000                       10000
                                                          11114                       11054                       11132
                                                          11374                       11402                       11434
                                                          11738                       11922                       11930
                                                          12964                       13261                       13252
                                                          13838                       14405                       14342
                                                          15454                       15903                       16204
                                                          15477                       15954                       16103
                                                          16422                       17039                       17281
                                                          16258                       16902                       17030
6/30/07                                                   17236                       17937                       18059

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS

Lehman Brothers(R) Aggregate Bond Index*                  0.98%   6.12%  4.48%   6.02%
Merrill Lynch Corporate & Government Master Index*        1.00    6.05   4.72    6.09

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.73% and 5.85% for Initial Class shares and 4.47% and 5.59% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-22   MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                   ENDING ACCOUNT                          VALUE (BASED
                                                    VALUE (BASED                         ON HYPOTHETICAL
                                   BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED          EXPENSES
                                    ACCOUNT          RETURNS AND           PAID             RETURN AND             PAID
                                     VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)         DURING
SHARE CLASS                         1/1/07             6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                      $1,000.00          $1,009.15            $2.54            $1,022.45             $2.56
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                      $1,000.00          $1,007.90            $3.78            $1,021.20             $3.81
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.51% for Initial Class and 0.76% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-23

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                            SHORT-TERM
                                            INVESTMENTS
                                            (COLLATERAL
                                               FROM
                                            SECURITIES       MORTGAGE-        ASSET-
U.S. GOVERNMENT &            CORPORATE      LENDING IS        BACKED          BACKED          FOREIGN         YANKEE
FEDERAL AGENCIES               BONDS           5.2%)        SECURITIES      SECURITIES         BONDS           BONDS
-----------------            ---------      -----------     ----------      ----------        -------         ------
47.7                           26.9            14.5            11.0            5.2             2.8             0.4


                           LIABILITIES IN
                             EXCESS OF
                              CASH AND
                               OTHER
                               ASSETS
                           --------------
                                (8.5)

See Portfolio of Investments on page M-27 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal Home Loan Mortgage Corporation, 5.00%, due 6/1/37
 2.  United States Treasury Note, 4.50%, due 5/15/17
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 11/1/35
 4.  United States Treasury Bond, 4.50%, due 2/15/36
 5.  Federal Home Loan Bank, 3.625%, due 11/14/08
 6.  Morgan Stanley Capital I, Series 2004-HQ3, Class
     A4, 4.80%, due 1/13/41
 7.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 8/1/35
 8. Federal National Mortgage Association, 5.00%, due 7/1/22
 9. Federal National Mortgage Association, 5.13%, due 7/19/07
10.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 4.50%, due 5/1/22

 M-24   MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald F. Serek and Thomas Volpe, Jr., of New York Life Investment Management LLC.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Bond Portfolio returned 0.91% for Initial Class shares and 0.79% for Service Class shares. Over the same period, both share classes outperformed the 0.74% return of the average Lipper* Variable Products Corporate Debt Funds A Rated Portfolio. Both share classes underperformed the 0.98% return of the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2007.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Portfolio generally maintained a neutral to modestly short duration position relative to the Lehman Brothers(R) Aggregate Bond Index.* This decision had a modestly positive impact on performance as yields rose during the first half of 2007.

HOW DID YIELDS ON TREASURY SECURITIES CHANGE DURING THE REPORTING PERIOD?

The Federal Open Market Committee held the federal funds target rate steady at 5.25% for the first half of 2007, but policymakers continued to focus on inflation risk. Modest economic growth in the first quarter was followed by stronger growth in the second quarter. With the exception of Treasury bills, yields on U.S. Treasury securities rose across the yield curve. The increases were greater among longer-maturity securities than those with shorter maturities. Since bond prices tend to decline when yields rise (and rise when yields decline), the price effects on longer-maturity securities were more severe.

WHAT OTHER MAJOR FACTORS AFFECTED THE BOND MARKET DURING THE REPORTING PERIOD?

Outside the Treasury market, the two biggest influences on fixed-income securities were the levels of private equity and leveraged buyout activity and the uncertainty that surrounded the subprime mortgage market. Corporate issuers continued to focus on increasing shareholder value through recapitalizations, share repurchases, dividend increases and other means, which made for a tricky investing environment, despite fairly strong credit fundamentals. Difficulties in the subprime mortgage market and their ripple effects led many market participants to reassess risk in relation to structured securities.

HOW DID YOU POSITION THE PORTFOLIO IN THIS INVESTMENT ENVIRONMENT?

While credit spreads(1) generally widened during the first half of 2007, low-quality BBB credit(2) outperformed Treasurys. During the reporting period, the Portfolio was tactically overweight BBB credit, and this positioning benefited returns. Within industry sectors, the Portfolio's overweight position and security selection in electric utilities and banks added to the Portfolio's returns.


Funds that invest in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

2. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weak-ened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-25

WHAT WERE THE PORTFOLIO'S MOST IMPORTANT HOLDINGS DURING THE REPORTING PERIOD AND HOW DID THEY AFFECT PERFORMANCE?

The Portfolio's largest holdings by asset class were mortgage pass-through securities, investment-grade credit and commercial mortgage-backed securities. The Portfolio's weightings in investment-grade credit and mortgage-related securities added to the Portfolio's return relative to the benchmark.

WERE THERE ANY SIGNIFICANT PURCHASES, SALES OR WEIGHTING SHIFTS DURING THE REPORTING PERIOD?

During the first quarter of 2007 and early in the second quarter, we increased the Portfolio's allocation to investment-grade credit on the expectation that credit risk premiums would decline. As the second quarter progressed, we reduced the Portfolio's exposure to investment-grade credit in anticipation of an increase in the risk premiums within the asset class.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2007?

As of June 30, 2007, the Portfolio remained overweight relative to the Lehman Brothers(R) Aggregate Bond Index in investment-grade credit and asset-backed securities, which helped relative performance. On the same date, the Portfolio was also overweight in commercial mortgage-backed securities, which had a limited impact on the Fund's performance.

As of June 30, 2007, the Portfolio remained underweight relative to the benchmark in U.S. Treasury securities, which helped the Portfolio's performance relative to the benchmark.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-26   MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (94.0%)+
ASSET-BACKED SECURITIES (5.2%)
------------------------------------------------------------------------------
AUTOMOBILE (0.2%)
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)                             $ 1,000,000   $    991,692
                                                                  ------------

CREDIT CARDS (0.5%)
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                  2,750,000      2,692,428
                                                                  ------------

HOME EQUITY (4.5%)
Ameriquest Mortgage Securities, Inc.
 Series 2003-13, Class AF6
 5.094%, due 1/25/34                                  1,977,000      1,926,962
Chase Funding Mortgage Loan Asset-Backed
 Certificates
 Series 2002-2, Class 1A5
 5.833%, due 4/25/32                                    713,397        699,685
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (b)                              1,000,000        993,805
Citifinancial Mortgage Securities, Inc.
 Series 2003-3, Class AF5
 4.553%, due 8/25/33                                  1,000,000        953,052
Citigroup Mortgage Loan Trust, Inc.
 Series 2006-WF2, Class A2C
 5.852%, due 5/25/36                                  1,000,000      1,000,283
Countrywide Asset-Backed Certificates
 Series 2006-S8, Class A3
 5.555%, due 4/25/36 (b)                              2,000,000      1,967,880
 Series 2006-S5, Class A3
 5.762%, due 6/25/35                                  2,000,000      1,981,955
 Series 2007-S1, Class A3
 5.81%, due 11/25/36 (b)                              1,000,000        992,899
Credit-Based Asset Servicing and Securitization
 LLC
 Series 2007-CB2, Class A2C
 5.623%, due 2/25/37                                  1,000,000        988,102
 Series 2007-CB4, Class A2B
 5.723%, due 4/25/37                                    500,000        494,917
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                                 1,500,000      1,471,488
JPMorgan Mortgage Acquisition Corp.
 Series 2007-CH1, Class AF3
 5.532%, due 11/25/36                                 1,000,000        987,156
 Series 2007-CH2, Class AF3
 5.552%, due 1/25/37                                  1,000,000        987,106

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HOME EQUITY (CONTINUED)
 Series 2006-WF1, Class A6
 6.00%, due 7/25/36                                 $ 1,000,000   $    992,352
Morgan Stanley Mortgage Loan Trust
 Series 2006-17XS, Class A3A
 5.651%, due 10/25/46                                 2,000,000      1,971,644
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                     992,511        970,692
Residential Asset Securities Corp.
 Series 2003-KS9, Class AI6
 4.71%, due 11/25/33                                  1,146,453      1,112,253
Residential Funding Mortgage Securities II, Inc.
 Series 2007-HSA3, Class 1A3
 6.03%, due 5/25/37                                   3,750,000      3,734,682
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33                                  1,357,771      1,344,910
                                                                  ------------
                                                                    25,571,823
                                                                  ------------
Total Asset-Backed Securities
 (Cost $29,580,087)                                                 29,255,943
                                                                  ------------

CORPORATE BONDS (26.9%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.5%)
Northrop Grumman Space & Mission Systems Corp.
 Series D
 6.38%, due 5/19/08                                   1,600,000      1,604,118
Raytheon Co.
 6.40%, due 12/15/18                                  1,175,000      1,224,476
                                                                  ------------
                                                                     2,828,594
                                                                  ------------
AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A. Holding Corp.
 8.00%, due 6/15/10                                   1,000,000      1,063,586
                                                                  ------------

BANKS (2.1%)
Bank of America Corp.
 5.42%, due 3/15/17                                   2,000,000      1,917,328
 5.75%, due 8/15/16                                   1,000,000        986,674
Mellon Financial Corp.
 6.40%, due 5/14/11                                   1,125,000      1,158,204
Mercantile-Safe Deposit & Trust Co.
 5.70%, due 11/15/11                                    750,000        755,249

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BANKS (CONTINUED)
National City Bank
 4.625%, due 5/1/13                                 $ 1,000,000   $    949,725
National City Corp.
 3.20%, due 4/1/08                                    1,000,000        983,512
Popular North America, Inc.
 5.20%, due 12/12/07                                  3,000,000      2,994,933
SunTrust Bank
 5.20%, due 1/17/17                                     875,000        828,368
Wells Fargo & Co.
 6.375%, due 8/1/11                                   1,000,000      1,031,257
Wells Fargo Bank N.A.
 5.95%, due 8/26/36                                     125,000        122,562
                                                                  ------------
                                                                    11,727,812
                                                                  ------------
BEVERAGES (0.4%)
Coca-Cola Enterprises, Inc.
 6.75%, due 1/15/38                                   2,000,000      2,112,846
                                                                  ------------

BUILDING MATERIALS (0.2%)
Masco Corp.
 5.75%, due 10/15/08                                    925,000        925,911
                                                                  ------------

COMMERCIAL SERVICES (0.1%)
McKesson Corp.
 5.25%, due 3/1/13                                      375,000        366,088
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (4.4%)
American General Finance Corp.
 5.375%, due 9/1/09                                   1,000,000        997,107
Associates Corp. of North America
 6.95%, due 11/1/18                                   2,000,000      2,167,990
Capital One Bank
 4.25%, due 12/1/08                                   1,000,000        984,166
CIT Group, Inc.
 5.65%, due 2/13/17                                   1,000,000        947,266
General Electric Capital Corp.
 6.00%, due 6/15/12                                   3,500,000      3,562,422
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                    2,000,000      1,998,788
HSBC Finance Corp.
 4.75%, due 7/15/13                                   4,750,000      4,484,860
JPMorgan Chase & Co.
 4.60%, due 1/17/11                                   2,000,000      1,944,336
Lehman Brothers Holdings, Inc.
 5.75%, due 7/18/11                                     725,000        727,433
Morgan Stanley
 Series E
 5.45%, due 1/9/17                                    1,300,000      1,230,893
 6.75%, due 4/15/11                                   2,000,000      2,073,652

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Morgan Stanley Capital I
 Series 2007-IQ14, Class AAB
 5.654%, due 4/15/49                                $ 1,000,000   $    989,333
Pricoa Global Funding I
 4.625%, due 6/25/12 (a)                              2,700,000      2,573,572
                                                                  ------------
                                                                    24,681,818
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)++
Embarq Corp.
 7.995%, due 6/1/36                                     250,000        253,716
                                                                  ------------

ELECTRIC (4.9%)
Arizona Public Service Co.
 5.50%, due 9/1/35                                    1,275,000      1,104,807
Carolina Power & Light Co.
 6.125%, due 9/15/33                                    500,000        494,926
Cleveland Electric Illuminating Co. (The)
 5.65%, due 12/15/13                                  1,000,000        979,653
Consolidated Edison Co. of New York, Inc.
 3.85%, due 6/15/13                                   3,250,000      2,961,065
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                   3,500,000      3,356,937
 Series C
 4.25%, due 4/15/08                                     210,000        207,872
Dominion Resources, Inc.
 Series D
 5.125%, due 12/15/09                                 4,225,000      4,194,774
Entergy Mississippi, Inc.
 5.15%, due 2/1/13                                      500,000        479,456
FPL Group Capital, Inc.
 6.65%, due 6/15/67                                   1,510,000      1,497,494
IES Utilities, Inc.
 Series B
 6.75%, due 3/15/11                                     500,000        517,549
Nevada Power Co.
 6.50%, due 4/15/12                                   3,500,000      3,564,095
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                     750,000        769,033
Pacific Gas & Electric Co.
 6.05%, due 3/1/34                                      500,000        484,345
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                   2,125,000      2,180,460
Public Service Co. of New Mexico
 4.40%, due 9/15/08                                     500,000        492,164
TXU Electric Delivery Co.
 5.735%, due 9/16/08 (a)(b)                           4,000,000      4,001,320
                                                                  ------------
                                                                    27,285,950
                                                                  ------------

 M-28 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------

FOOD (2.4%)
Corn Products International, Inc.
 8.25%, due 7/15/07                                 $ 4,200,000   $  4,202,688
General Mills, Inc.
 5.70%, due 2/15/17                                   2,000,000      1,949,352
H.J. Heinz Finance Co.
 6.75%, due 3/15/32                                   2,000,000      1,948,224
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                    2,000,000      2,067,732
Kroger Co. (The)
 7.70%, due 6/1/29                                    1,000,000      1,046,666
Safeway, Inc.
 6.50%, due 3/1/11                                    2,125,000      2,179,137
                                                                  ------------
                                                                    13,393,799
                                                                  ------------
GAS (0.2%)
Atmos Energy Corp.
 4.00%, due 10/15/09                                  1,000,000        966,364
                                                                  ------------

HOME BUILDERS (0.2%)
Lennar Corp.
 Series B
 5.125%, due 10/1/10                                  1,100,000      1,070,589
                                                                  ------------

INSURANCE (1.5%)
ASIF Global Financing XVIII
 3.85%, due 11/26/07 (a)                              1,575,000      1,565,685
CIGNA Corp.
 7.00%, due 1/15/11                                     500,000        520,497
Everest Reinsurance Holdings, Inc.
 8.75%, due 3/15/10                                   2,000,000      2,149,496
Hartford Financial Services Group, Inc. (The)
 5.55%, due 8/16/08                                   2,000,000      2,001,714
Principal Financial Group, Inc.
 6.05%, due 10/15/36                                  1,250,000      1,211,565
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                  1,000,000        997,334
                                                                  ------------
                                                                     8,446,291
                                                                  ------------
LODGING (0.1%)
Harrah's Operating Co., Inc.
 5.625%, due 6/1/15                                   1,000,000        815,000
                                                                  ------------

MEDIA (1.7%)
Belo Corp.
 8.00%, due 11/1/08                                   3,000,000      3,080,586
Clear Channel Communications, Inc.
 4.625%, due 1/15/08                                  2,400,000      2,379,648

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MEDIA (CONTINUED)
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                $ 2,100,000   $  2,344,251
Time Warner Cable, Inc.
 6.55%, due 5/1/37 (a)                                1,300,000      1,256,459
Walt Disney Co. (The)
 7.00%, due 3/1/32                                      500,000        555,576
                                                                  ------------
                                                                     9,616,520
                                                                  ------------
MINING (0.3%)
Vulcan Materials Co.
 6.00%, due 4/1/09                                    1,500,000      1,516,221
                                                                  ------------

MISCELLANEOUS--MANUFACTURING (0.4%)
Parker Hannifin Corp.
 7.30%, due 5/15/11                                   2,000,000      2,119,910
                                                                  ------------

OIL & GAS (0.3%)
Motiva Enterprises LLC
 5.20%, due 9/15/12 (a)                                 600,000        587,092
Pemex Project Funding Master Trust
 Series Reg S
 5.75%, due 12/15/15                                    875,000        858,375
                                                                  ------------
                                                                     1,445,467
                                                                  ------------
PHARMACEUTICALS (0.6%)
Bristol-Myers Squibb Co.
 5.875%, due 11/15/36                                 2,000,000      1,886,732
Eli Lilly & Co.
 4.50%, due 3/15/18                                   1,500,000      1,340,625
                                                                  ------------
                                                                     3,227,357
                                                                  ------------
REAL ESTATE (0.5%)
AMB Property, L.P.
 5.45%, due 12/1/10                                   2,175,000      2,162,992
Regency Centers, L.P.
 7.95%, due 1/15/11                                     750,000        803,503
                                                                  ------------
                                                                     2,966,495
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (1.8%)
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      500,000        483,359
AvalonBay Communities, Inc.
 6.625%, due 9/15/11                                  1,000,000      1,038,126
Federal Realty Investment Trust
 5.65%, due 6/1/16                                    1,000,000        973,575
Liberty Property, L.P.
 8.50%, due 8/1/10                                      500,000        542,038
New Plan Excel Realty Trust
 4.50%, due 2/1/11                                    2,000,000      1,918,716
 5.25%, due 9/15/15                                     500,000        461,537

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
ProLogis
 5.625%, due 11/15/16                               $   500,000   $    486,707
Rouse Co. (The)
 3.625%, due 3/15/09                                  1,000,000        958,450
United Dominion Realty Trust, Inc.
 4.30%, due 7/1/07                                    1,000,000      1,000,000
Weingarten Realty Investors
 7.00%, due 7/15/11                                   2,000,000      2,104,656
                                                                  ------------
                                                                     9,967,164
                                                                  ------------
RETAIL (1.5%)
CVS Caremark Corp.
 6.25%, due 6/1/27                                    2,240,000      2,170,450
Federated Department Stores, Inc.
 6.30%, due 4/1/09                                    1,000,000      1,009,615
Home Depot, Inc.
 5.875%, due 12/16/36                                 2,400,000      2,138,402
J.C. Penney Co., Inc.
 8.00%, due 3/1/10                                      420,000        443,483
Lowe's Cos., Inc.
 5.80%, due 10/15/36                                  1,900,000      1,740,484
Yum! Brands, Inc.
 8.875%, due 4/15/11                                  1,000,000      1,100,220
                                                                  ------------
                                                                     8,602,654
                                                                  ------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                     500,000        499,172
                                                                  ------------

TELECOMMUNICATIONS (2.0%)
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                   3,092,000      3,102,395
SBC Communications, Inc.
 5.10%, due 9/15/14                                   1,500,000      1,430,760
 5.875%, due 2/1/12                                   2,500,000      2,521,263
Sprint Capital Corp.
 8.375%, due 3/15/12                                  1,250,000      1,361,741
 8.75%, due 3/15/32                                   1,750,000      1,965,478
Verizon Communications, Inc.
 6.25%, due 4/1/37                                      750,000        723,170
                                                                  ------------
                                                                    11,104,807
                                                                  ------------
TRANSPORTATION (0.2%)
Burlington Northern Santa Fe Corp.
 6.15%, due 5/1/37                                    1,175,000      1,141,998
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRUCKING & LEASING (0.3%)
TTX Co.
 5.00%, due 4/1/12 (a)                              $ 2,050,000   $  1,987,026
                                                                  ------------
Total Corporate Bonds
 (Cost $153,352,828)                                               150,133,155
                                                                  ------------

FOREIGN BONDS (2.8%)
------------------------------------------------------------------------------
BANKS (0.1%)
Nordea Bank Sweden AB
 5.25%, due 11/30/12 (a)                                800,000        783,959
                                                                  ------------

BEVERAGES (0.4%)
Diageo Capital PLC
 5.125%, due 1/30/12                                  2,350,000      2,300,713
                                                                  ------------

INVESTMENT COMPANY (0.3%)
Temasek Financial I, Ltd.
 4.50%, due 9/21/15 (a)                               1,750,000      1,617,467
                                                                  ------------

MEDIA (0.2%)
Thomson Corp. (The)
 5.75%, due 2/1/08                                    1,000,000      1,000,840
                                                                  ------------

REAL ESTATE (0.4%)
Westfield Capital Corp., Ltd./WT Finance Aust Pty,
 Ltd./WEA Finance LLC
 4.375%, due 11/15/10 (a)                             2,000,000      1,926,348
                                                                  ------------

REGIONAL GOVERNMENT (0.7%)
Province of Ontario
 5.50%, due 10/1/08                                   4,000,000      4,009,492
                                                                  ------------

TELECOMMUNICATIONS (0.7%)
Telecom Italia Capital S.A.
 4.00%, due 1/15/10                                     375,000        360,497
 7.20%, due 7/18/36                                     250,000        257,016
Telefonica Emisones SAU
 7.045%, due 6/20/36                                    750,000        776,683
Telefonica Europe B.V.
 7.75%, due 9/15/10                                     500,000        530,042
Vodafone Group PLC
 7.75%, due 2/15/10                                   2,000,000      2,100,806
                                                                  ------------
                                                                     4,025,044
                                                                  ------------
Total Foreign Bonds
 (Cost $15,916,445)                                                 15,663,863
                                                                  ------------

 M-30 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

MORTGAGE-BACKED SECURITIES (11.0%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (11.0%)
Banc of America Commercial Mortgage, Inc.
 Series 2006-6, Class A2
 5.309%, due 10/10/45                               $ 3,500,000   $  3,455,855
 Series 2006-4, Class A3A
 5.60%, due 7/10/46                                   1,000,000        990,778
 Series 2006-2, Class AAB
 5.722%, due 5/10/45 (b)                              2,000,000      2,005,052
Banc of America Funding Corp.
 Series 2006-7, Class T2A3
 5.695%, due 10/25/36                                 1,000,000        992,564
Bear Stearns Adjustable Rate Mortgage Trust
 Series 2005-8, Class A4
 5.095%, due 8/25/35 (a)(b)                             500,000        478,829
Bear Stearns Commercial Mortgage Securities
 Series 2006-PW11, Class A3
 5.457%, due 3/11/39 (b)                              1,000,000        986,890
 Series 2006-PW11, Class A4
 5.457%, due 3/11/39 (b)                              1,500,000      1,469,685
 Series 2006-PW11, Class AM
 5.457%, due 3/11/39 (b)                                500,000        489,545
 Series 2006-PW13, Class A3
 5.518%, due 9/11/41                                  1,000,000        987,599
 Series 2006-PW13, Class A4
 5.54%, due 9/11/41                                   1,000,000        977,851
 Series 2006-PW12, Class AAB
 5.686%, due 9/11/38 (b)                              1,000,000        999,206
Credit Suisse Mortgage Capital Certificates
 Series 2006-C1, Class AM
 5.555%, due 2/15/39 (b)                              5,000,000      4,900,561
GS Mortgage Securities Corp. II
 Series 2006-GG6, Class A4
 5.553%, due 4/10/38                                  5,000,000      4,905,291
JP Morgan Chase Commercial Mortgage Securities
 Corp.
 Series 2006-CB17, Class A4
 5.429%, due 12/12/43                                 2,500,000      2,419,758
 Series 2006-CB16, Class A4
 5.552%, due 5/12/45                                  4,080,000      3,987,139
 Series 2006-CB16, Class A3B
 5.579%, due 5/12/45                                  1,000,000        988,273
LB-UBS Commercial Mortgage Trust
 Series 2006-C4, Class AAB
 5.862%, due 6/15/32 (b)                              1,225,000      1,236,998

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Merrill Lynch Mortgage Trust
 Series 2005-MKB2, Class A4
 5.204%, due 9/12/42 (b)                            $ 1,000,000   $    962,892
 Series 2005-LC1, Class A3
 5.289%, due 1/12/44 (b)                              2,500,000      2,455,585
Merrill Lynch/Countrywide Commercial Mortgage
 Trust
 Series 2006-3, Class A4
 5.414%, due 7/12/46                                  4,500,000      4,355,911
Morgan Stanley Capital I
V    Series 2004-HQ3, Class A4
 4.80%, due 1/13/41                                  10,000,000      9,494,401
 Series 2006-HQ9, Class AM
 5.773%, due 7/12/44 (b)                              1,000,000        989,407
Structured Adjustable Rate Mortgage Loan Trust
 Series 2006-8, Class 4A3
 5.736%, due 9/25/36 (b)                              1,000,000        984,545
TBW Mortgage-Backed
 Pass-Through Certificates
 Series 2006-6, Class A2B
 5.66%, due 1/25/37                                   2,000,000      1,981,701
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C29, Class AM
 5.339%, due 11/15/48                                 2,000,000      1,914,698
WaMu Mortgage
 Pass-Through Certificates
 Series 2006-AR12, Class 2A1
 5.75%, due 10/25/36                                  6,216,145      6,170,386
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $62,682,349)                                                 61,581,400
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (47.7%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (2.7%)
V    3.625%, due 11/14/08                            10,000,000      9,795,370
 3.75%, due 8/15/07                                   5,000,000      4,989,990
                                                                  ------------
                                                                    14,785,360
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (6.3%)
V    5.00%, due 6/1/37                               30,500,001     28,587,716
 5.50%, due 6/1/37                                    1,000,000        964,490
 6.00%, due 8/1/37 TBA (c)                            5,800,000      5,740,190
                                                                  ------------
                                                                    35,292,396
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (8.7%)
 4.00%, due 8/1/20                                    1,656,829      1,534,924
 4.00%, due 2/1/21                                      970,116        898,738

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES
 (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 4.50%, due 11/1/20                                 $    88,953   $     84,465
 4.50%, due 4/1/22                                    2,960,708      2,811,320
V    4.50%, due 5/1/22                                7,967,963      7,562,620
 4.50%, due 5/1/35                                      219,844        200,085
 4.50%, due 8/1/35                                      453,805        413,017
 4.50%, due 10/1/35                                     476,924        434,058
 5.00%, due 10/1/20                                   1,638,674      1,584,871
 5.00%, due 12/1/20                                   5,139,410      4,970,665
 5.00%, due 1/1/21                                      845,239        816,997
 5.00%, due 5/1/21                                    1,500,936      1,451,655
 5.00%, due 10/1/36                                     256,630        240,757
 5.433%, due 1/1/36 (b)                               6,229,967      6,136,028
 5.50%, due 12/1/18                                   1,383,997      1,368,092
 5.50%, due 9/1/21                                    2,659,981      2,620,518
 5.50%, due 1/1/36                                      204,145        197,353
 5.50%, due 10/1/36                                     946,766        913,600
 5.50%, due 12/1/36                                     489,924        472,761
 5.50%, due 4/1/37                                    3,473,660      3,350,309
 5.612%, due 1/1/37 (b)                               2,703,069      2,662,008
 6.00%, due 8/1/21                                    2,253,800      2,263,894
 6.50%, due 7/1/17                                      217,059        221,540
 6.50%, due 11/1/35                                     887,874        901,467
 6.50%, due 1/1/36                                      742,456        751,144
 6.50%, due 9/1/36                                    1,895,892      1,916,278
 7.00%, due 1/1/33                                    1,159,991      1,195,636
 7.00%, due 9/1/33                                      498,699        513,670
                                                                  ------------
                                                                    48,488,470
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.4%)
 5.00%, due 5/11/17 (d)                               1,000,000        964,038
 5.00%, due 6/1/22                                    1,000,100        966,519
V    5.00%, due 7/1/22 TBA (c)                        8,500,000      8,213,125
 5.00%, due 6/1/37                                      500,000        468,495
V    5.13%, due 7/19/07                               7,750,000      7,730,121
 5.25%, due 8/1/12                                    2,000,000      1,982,830
 5.50%, due 7/1/22 TBA (c)                            1,800,000      1,773,000
 6.00%, due 7/1/37 TBA (c)                            1,000,000        989,062
 6.50%, due 11/1/36                                   1,000,000      1,009,726
 7.00%, due 8/1/37 TBA (c)                              600,000        615,375
                                                                  ------------
                                                                    24,712,291
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (14.2%)
 4.00%, due 10/1/20                                         961            889
 4.00%, due 3/1/22                                      495,959        458,848
 4.50%, due 12/1/19                                      12,434         11,830
 4.50%, due 9/1/20                                      116,107        110,224
 4.50%, due 9/1/35                                    2,882,154      2,623,477

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 4.50%, due 10/1/36                                 $   997,329   $    906,925
 5.00%, due 1/1/21                                      323,275        312,641
 5.00%, due 1/1/22                                      555,343        536,696
 5.00%, due 4/1/22                                       99,031         95,706
 5.00%, due 5/1/37                                    5,019,156      4,702,897
 5.387%, due 1/1/36 (b)                               1,873,131      1,863,139
 5.50%, due 5/1/16                                      113,488        112,443
 5.50%, due 6/1/35                                    3,632,554      3,512,432
 5.50%, due 7/1/35                                    3,439,122      3,325,397
V    5.50%, due 8/1/35                                8,690,225      8,402,855
 5.50%, due 10/1/35                                   1,386,241      1,340,401
V    5.50%, due 11/1/35                              11,403,424     11,026,335
 5.50%, due 12/1/35                                   1,770,476      1,711,929
 5.50%, due 5/1/36                                    1,861,501      1,796,269
 5.50%, due 8/1/36                                    2,360,689      2,277,963
 5.50%, due 10/1/36                                   3,311,538      3,195,493
 5.50%, due 12/1/36                                   1,449,793      1,398,988
 5.50%, due 3/1/37                                    1,975,800      1,905,639
 5.539%, due 1/1/37 (b)                               2,040,785      2,006,334
 5.958%, due 7/1/36 (b)                                 971,614        969,859
 6.00%, due 2/1/14                                      382,703        385,899
 6.00%, due 1/1/36                                    5,025,520      4,974,618
 6.00%, due 6/1/36                                    2,669,138      2,642,067
 6.00%, due 7/1/36                                    1,707,713      1,690,393
 6.00%, due 8/1/36                                      277,007        274,197
 6.00%, due 9/1/36                                    1,570,351      1,554,424
 6.00%, due 10/15/36                                    902,760        898,422
 6.00%, due 11/1/36                                   1,824,045      1,805,545
 6.00%, due 4/1/37                                    3,414,866      3,380,231
 6.50%, due 11/1/09                                     147,633        148,270
 6.50%, due 10/1/27                                      13,721         13,956
 6.50%, due 1/1/28                                      228,395        232,995
 6.50%, due 7/1/35                                      575,401        581,574
 6.50%, due 3/1/36                                      751,558        758,867
 6.50%, due 9/1/36                                    3,995,820      4,034,682
 6.50%, due 12/1/36                                     951,950        961,208
 7.50%, due 7/1/28                                      156,182        163,496
                                                                  ------------
                                                                    79,106,453
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (2.4%)
 Series 2003-96, Class C
 4.396%, due 1/16/24                                  3,000,000      2,931,616
 Series 2005-87, Class B
 5.116%, due 1/16/28 (b)                              5,000,000      4,904,155
 5.50%, due 7/1/37 TBA (c)                              500,000        485,156
 Series 2002-35, Class D
 6.274%, due 1/16/27 (b)                              5,000,000      5,113,159
                                                                  ------------
                                                                    13,434,086
                                                                  ------------

 M-32 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES
 (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.8%)
 4.50%, due 9/15/35                                 $   491,166   $    450,837
 5.00%, due 9/15/35                                   3,368,175      3,189,638
 5.50%, due 7/15/35                                   1,543,497      1,499,720
 5.50%, due 8/15/35                                     720,197        699,771
 5.50%, due 5/15/36                                     927,505        900,339
 5.50%, due 7/15/36                                   2,390,428      2,320,415
 5.50%, due 11/15/36                                    992,560        963,489
 6.00%, due 1/15/36                                   2,297,681      2,286,639
 6.00%, due 4/15/36                                     971,272        966,604
 6.00%, due 4/15/37                                     492,765        490,242
 6.50%, due 1/15/36                                     806,161        819,325
 6.50%, due 3/15/36                                     631,187        641,494
 6.50%, due 9/15/36                                     499,092        507,242
 7.00%, due 7/15/31                                     138,524        144,332
                                                                  ------------
                                                                    15,880,087
                                                                  ------------
UNITED STATES TREASURY BONDS (2.4%)
V    4.50%, due 2/15/36 (d)                          10,990,000      9,951,104
 5.375%, due 2/15/31 (d)                              2,250,000      2,310,469
 6.25%, due 8/15/23 (d)                               1,000,000      1,110,391
                                                                  ------------
                                                                    13,371,964
                                                                  ------------
UNITED STATES TREASURY NOTES (3.8%)
V    4.50%, due 5/15/17 (d)                          18,070,000     17,324,613
 4.875%, due 5/31/09 (d)                              4,085,000      4,083,725
                                                                  ------------
                                                                    21,408,338
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $269,948,984)                                               266,479,445
                                                                  ------------

YANKEE BONDS (0.4%) (E)
------------------------------------------------------------------------------
BEVERAGES (0.3%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                   1,500,000      1,464,911
                                                                  ------------

PIPELINES (0.1%)
TransCanada PipeLines, Ltd.
 4.00%, due 6/15/13                                     500,000        456,099
                                                                  ------------
Total Yankee Bonds
 (Cost $1,950,746)                                                   1,921,010
                                                                  ------------
Total Long-Term Bonds
 (Cost $533,431,439)                                               525,034,816
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (14.5%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (10.8%)
Barton Capital LLC
 5.29%, due 7/5/07 (f)                              $   829,598   $    829,598
Clipper Receivables Corp.
 5.291%, due 7/17/07 (f)                                663,679        663,679
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (f)                              1,493,277      1,493,277
Compass Securitization
 5.292%, due 7/3/07 (f)                                 165,920        165,920
 5.303%, due 7/13/07 (f)                                497,759        497,759
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (f)                                497,759        497,759
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (f)                                 493,181        493,181
John Deere Credit Co.
 5.30%, due 7/3/07                                    5,000,000      4,998,528
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (f)                                331,839        331,839
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (f)                                 663,679        663,679
McGraw-Hill Cos. (The), Inc.
 5.24%, due 7/12/07                                   4,000,000      3,993,596
Minnesota Mining & Manufacturing Co.
 5.24%, due 7/6/07                                    5,000,000      4,996,361
National Rural Utilities Cooperative Finance Corp.
 5.25%, due 7/12/07                                  10,000,000      9,983,958
Old Line Funding LLC
 5.279%, due 7/2/07 (f)                                 331,839        331,839
 5.286%, due 7/2/07 (f)                                 497,759        497,759
Paccar Financial Corp.
 5.24%, due 7/9/07                                    5,000,000      4,994,177
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                   15,953,000     15,950,642
Three Pillars Funding LLC
 5.304%, due 7/16/07 (f)                                995,518        995,518
UBS Finance Delaware LLC
 5.255%, due 7/17/07                                  7,000,000      6,983,651
Yorktown Capital LLC
 5.295%, due 7/3/07 (f)                                 497,759        497,759
 5.303%, due 7/24/07 (f)                                331,839        331,839
                                                                  ------------
Total Commercial Paper
 (Cost $60,192,318)                                                 60,192,318
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (f)               1,542,519   $  1,542,519
                                                                  ------------
Total Investment Company
 (Cost $1,542,519)                                                   1,542,519
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $663,982 (Collateralized by
 various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $694,984 and a Market Value
 of $685,231) (f)                                   $   663,679        663,679
                                                                  ------------
Total Repurchase Agreement
 (Cost $663,679)                                                       663,679
                                                                  ------------
TIME DEPOSITS (3.3%)
Abbey National PLC
 5.28%, due 7/6/07 (f)                                1,327,357      1,327,357
 5.29%, due 7/2/07 (f)                                1,161,438      1,161,438
Bank of America Corp.
 5.29%, due 8/16/07 (b)(f)                            1,327,357      1,327,357
Barclays
 5.31%, due 8/20/07 (f)                               1,327,357      1,327,357
Calyon
 5.30%, due 8/13/07 (f)                               1,327,358      1,327,358
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (f)                                 995,518        995,518
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (f)                                 995,518        995,518
Deutsche Bank AG
 5.28%, due 7/10/07 (f)                               1,161,438      1,161,438
Fortis Bank
 5.30%, due 7/30/07 (f)                                 663,679        663,679
Royal Bank of Canada
 5.285%, due 8/3/07 (f)                               2,488,795      2,488,795
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (f)                                2,488,795      2,488,795
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (f)                                 995,518        995,518

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
UBS AG
 5.277%, due 7/3/07 (f)                             $ 1,327,357   $  1,327,357
Rabobank Nederland
 5.29%, due 7/18/07 (f)                               1,161,438      1,161,438
                                                                  ------------
Total Time Deposits
 (Cost $18,748,923)                                                 18,748,923
                                                                  ------------
Total Short-Term Investments
 (Cost $81,147,439)                                                 81,147,439
                                                                  ------------
Total Investments
 (Cost $614,578,878) (g)                                  108.5%   606,182,255(h)
Liabilities in Excess of
 Cash and Other Assets                                     (8.5)   (47,313,086)
                                                    -----------   ------------
Net Assets                                                100.0%  $558,869,169
                                                    ===========   ============

++   Less than one-tenth of a percent.
+++  All of the Portfolio's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at June 30,
     2007.
(c)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at
     June 30, 2007 is $17,815,908.
(d)  Represents a security, or a portion thereof, which is out on loan.
(e)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(f)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  The cost for federal income tax purposes is $614,617,092.
(h)  At June 30, 2007 net unrealized depreciation was $8,434,837, based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $461,212 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $8,896,049.

 M-34 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $614,578,878) including $28,573,575
  market value of securities loaned             $606,182,255
Receivables:
  Investment securities sold                      15,676,874
  Interest                                         4,445,391
  Fund shares sold                                   966,207
Other assets                                           4,401
                                                -------------
    Total assets                                 627,275,128
                                                -------------

LIABILITIES:
Securities lending collateral                     29,246,526
Payables:
  Investment securities purchased                 38,519,208
  Fund shares redeemed                               252,152
  Adviser (See Note 3)                               113,192
  Shareholder communication                          108,446
  Administrator (See Note 3)                          90,554
  Professional fees                                   43,911
  NYLIFE Distributors (See Note 3)                    22,819
  Custodian                                            8,203
Accrued expenses                                         948
                                                -------------
    Total liabilities                             68,405,959
                                                -------------
Net assets                                      $558,869,169
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    324,498
  Service Class                                       83,142
Additional paid-in capital                       537,576,604
Accumulated undistributed net investment
  income                                          35,137,548
Accumulated net realized loss on investments      (5,856,000)
Net unrealized depreciation on investments        (8,396,623)
                                                -------------
Net assets                                      $558,869,169
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $445,309,468
                                                =============
Shares of capital stock outstanding               32,449,838
                                                =============
Net asset value per share outstanding           $      13.72
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $113,559,701
                                                =============
Shares of capital stock outstanding                8,314,192
                                                =============
Net asset value per share outstanding           $      13.66
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $14,316,229
  Income from securities loaned--net                  66,327
                                                 ------------
    Total income                                  14,382,556
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              661,526
  Administration (See Note 3)                        529,221
  Distribution and service--Service Class
    (See Note 3)                                     133,300
  Shareholder communication                           50,884
  Professional fees                                   48,766
  Custodian                                           26,230
  Directors                                           12,889
  Miscellaneous                                       10,392
                                                 ------------
    Total expenses                                 1,473,208
                                                 ------------
Net investment income                             12,909,348
                                                 ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (1,396,923)
Net change in unrealized depreciation on
  investments                                     (7,154,639)
                                                 ------------
Net realized and unrealized loss on investments   (8,551,562)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 4,357,786
                                                 ============

 M-36 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $ 12,909,348   $ 22,071,089
 Net realized loss on investments      (1,396,923)    (2,377,123)
 Net change in unrealized
  depreciation on investments          (7,154,639)     1,948,426
                                     ---------------------------
 Net increase in net assets
  resulting from operations             4,357,786     21,642,392
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --     (4,799,733)
   Service Class                               --     (1,023,785)
                                     ---------------------------
 Total dividends to shareholders               --     (5,823,518)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       61,473,114    102,429,445
   Service Class                       14,789,811     19,049,448
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --      4,799,733
   Service Class                               --      1,023,785
                                     ---------------------------
                                       76,262,925    127,302,411
 Cost of shares redeemed:
   Initial Class                      (29,896,546)   (87,345,751)
   Service Class                       (5,346,941)   (10,282,879)
                                     ---------------------------
                                      (35,243,487)   (97,628,630)
   Increase in net assets derived
    from capital share transactions    41,019,438     29,673,781
                                     ---------------------------
   Net increase in net assets          45,377,224     45,492,655

NET ASSETS:
Beginning of period                   513,491,945    467,999,290
                                     ---------------------------
End of period                        $558,869,169   $513,491,945
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $ 35,137,548   $ 22,228,200
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  13.60       $  13.16      $  13.31      $  13.41      $  13.73      $  13.11
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.28           0.58          0.53(b)       0.47          0.52(b)       0.60
Net realized and unrealized gain (loss) on
  investments                                   (0.16)          0.02         (0.24)         0.08          0.10          0.64
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 0.12           0.60          0.29          0.55          0.62          1.24
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.16)        (0.44)        (0.50)        (0.59)        (0.61)
  From net realized gain on investments            --             --            --         (0.15)        (0.35)        (0.01)
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.16)        (0.44)        (0.65)        (0.94)        (0.62)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  13.72       $  13.60      $  13.16      $  13.31      $  13.41      $  13.73
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          0.91%(d)       4.55%         2.18%(e)      4.09%         4.52%         9.48%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.93%+         4.66%         3.96%         3.36%         3.75%         4.93%
  Net expenses                                   0.51%+         0.52%         0.36%         0.54%         0.54%         0.52%
  Expenses (before reimbursement)                0.51%+         0.52%         0.51%         0.54%         0.54%         0.52%
Portfolio turnover rate                            96%(h)        166%(h)       277%(h)       335%          149%           76%
Net assets at end of period (in 000's)       $445,309       $410,139      $377,607      $421,046      $485,033      $481,740

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.03% and 1.77% for the Initial Class and Service Class, respectively for the year ended
     December 31, 2005.
(f)  Less than one-tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 86% for the six months ended
     June 30, 2007 and 147% and 161% for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.
*    Unaudited.

 M-38 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              SERVICE CLASS
-------------------------------------------------------------------------
                                                               JUNE 4,
     SIX MONTHS                                                2003(A)
       ENDED                                                   THROUGH
      JUNE 30,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
       2007*           2006         2005         2004            2003
      $  13.55       $  13.12      $ 13.29      $ 13.40        $ 14.33
     ----------      --------      -------      -------      ------------
          0.27           0.57         0.50(b)      0.46           0.28(b)
         (0.16)          0.00(c)     (0.25)        0.05          (0.28)
     ----------      --------      -------      -------      ------------
          0.11           0.57         0.25         0.51           0.00(c)
     ----------      --------      -------      -------      ------------
            --          (0.14)       (0.42)       (0.47)         (0.58)
            --             --           --        (0.15)         (0.35)
     ----------      --------      -------      -------      ------------
            --          (0.14)       (0.42)       (0.62)         (0.93)
     ----------      --------      -------      -------      ------------
      $  13.66       $  13.55      $ 13.12      $ 13.29        $ 13.40
     ==========      ========      =======      =======      ============
          0.79%(d)       4.29%        1.89%(e)     3.83%          0.00%(d)(f)
          4.68%+         4.41%        3.71%        3.11%          3.50%+(g)
          0.76%+         0.77%        0.61%        0.79%          0.79%+
          0.76%+         0.77%        0.76%        0.79%          0.79%+
            96%(h)        166%(h)      277%(h)      335%           149%
      $113,560       $103,352      $90,392      $61,720        $19,603

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                 11.14%   16.98%    7.17%      4.11%


(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
6/30/97                                                   10000                       10000                       10000
                                                          13010                       13016                       13139
                                                          16239                       15978                       16722
                                                          19376                       17136                       21013
                                                          14024                       14595                       13412
                                                          10576                       11970                        9859
                                                           9926                       12000                       10149
                                                          11535                       14293                       11964
                                                          11889                       15197                       12165
                                                          12783                       16508                       12909
6/30/07                                                   14954                       19907                       15367

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                 11.00%   16.69%    6.90%      3.84%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
6/30/97                                                   10000                       10000                       10000
                                                          12976                       13016                       13139
                                                          16155                       15978                       16722
                                                          19218                       17136                       21013
                                                          13874                       14595                       13412
                                                          10437                       11970                        9859
                                                           9771                       12000                       10149
                                                          11327                       14293                       11964
                                                          11646                       15197                       12165
                                                          12486                       16508                       12909
6/30/07                                                   14570                       19907                       15367

                                                          SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   YEARS

Russell 1000(R) Growth Index*                             8.13%   19.04%  9.28%   4.39%
S&P 500(R) Index*                                         6.96    20.59   10.71   7.13

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 7.12% and 4.08% for Initial Class shares and 6.86% and 3.82% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-40   MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,111.75            $3.19            $1,021.95             $3.06
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,110.50            $4.50            $1,020.70             $4.31
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-41

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                                  SHORT-TERM INVESTMENTS
                                                               (COLLATERAL FROM SECURITIES      LIABILITIES IN EXCESS OF CASH AND
COMMON STOCKS                                                        LENDING IS 8.5%)                     OTHER ASSETS
-------------                                                  ---------------------------      ---------------------------------
99.7                                                                       8.9                                (8.6)

See Portfolio of Investments on page M-45 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  Southern Copper Corp.
 3.  Apple, Inc.
 4.  National Oilwell Varco, Inc.
 5.  Precision Castparts Corp.
 6.  Cisco Systems, Inc.
 7.  Schering-Plough Corp.
 8.  Thermo Fisher Scientific, Inc.
 9.  AT&T, Inc.
10.  Google, Inc. Class A

 M-42   MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Capital Appreciation Portfolio returned 11.14% for Initial Class shares and 11.00% for Service Class shares. Both share classes outperformed the 7.43% return of the average Lipper* Variable Products Large-Cap Growth Portfolio and the 8.13% return of the Russell 1000(R) Growth Index* for the six months ended June 30, 2007. The Russell 1000(R) Growth Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

A high level of merger and acquisition activity helped growth stocks advance during the first half of 2007. Rising oil prices and commodity prices also had a significant influence on the market's direction. During the reporting period, the Portfolio outperformed its benchmark, the Russell 1000(R) Growth Index, because of overweight positions in energy, materials and utilities.

WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST PERFORMERS?

During the first half of 2007, the three strongest-performing sectors relative to the Russell 1000(R) Growth Index* were energy, materials and utilities. Because of a rally in commodity prices, an overweight position and good stock selection, materials provided the biggest absolute gain of any sector in the Portfolio. Energy also benefited from an overweight position and good stock selection.

Consumer discretionary was the Portfolio's weakest sector relative to the Russell 1000(R) Growth Index,* followed by financials and information technology. An overweight position and poor stock selection hurt the Portfolio's consumer discretionary performance. Financials were weighed down by rising interest rates and difficulties in the subprime mortgage market.

WHICH STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE MAJOR DETRACTORS?

The biggest contributors to the Portfolio's performance during the first half of 2007 were Southern Copper, National Oilwell Varco and Precision Castparts. Southern Copper saw its earnings and its share price improve as copper prices rose during the reporting period. National Oilwell Varco, which manufactures and markets land and offshore oil rigs, rose on strong earnings, rising oil prices and robust demand for the company's drilling equipment. Aircraft components manufacturer Precision Castparts advanced on strong demand for its metal parts. The company's reported earnings have exceeded analysts' estimates for several quarters.

Major detractors from the Portfolio's performance included First Marblehead, Network Appliance and American Eagle Outfitters. First Marblehead, a leading provider of loans for private education, declined during the reporting period when prepayment activity trended above expectations and default concerns escalated. Nevertheless, the positive trends driving private-student-loan growth remain in place. Network Appliance, a leading supplier of computer storage solutions, suffered from competitive issues and pricing pressures. American Eagle Outfitters suffered throughout the first half of 2007 as weakness in the housing market and higher gas prices raised concerns about consumer spending. Less-than-favorable year-over-year comparisons also hurt the specialty retailer's stock price.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-43

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the first half of 2007, the Portfolio established new positions in Southern Copper and National Oilwell Varco, both of which were among the Portfolio's strongest performers.

We eliminated the Portfolio's entire position in Best Buy because the company was caught in a transition, seeking to diversify its services, broaden its customer base and increase its appeal to small and mid-size businesses. We felt that these factors, together with softness in the company's underlying consumer electronics business, weakened Best Buy's near-term prospects.

We also eliminated the Portfolio's position in Amgen, a leading biotechnology company with a core focus on drugs used to treat severe anemia. The possibility that the Federal Drug Administration (FDA) might increase restrictions on the recommended use of these drugs raised concerns about Amgen's earnings outlook.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Sector weightings are a result of our "bottom-up" stock-selection process, which focuses on companies with strong fundamentals and a robust growth outlook. The Portfolio began 2007 with an overweight position relative to the Russell 1000(R) Growth Index* in the energy sector, and we increased this weighting to take advantage of rising crude oil prices. We also increased the Portfolio's weighting in information technology stocks from underweight at the beginning of 2007 to market weight at the end of June.

During the reporting period, we eliminated the Portfolio's only consumer staples holding, PepsiCo, leaving the Portfolio with a zero weighting in the sector. We reduced the Portfolio's weighting in health care to pursue more promising opportunities elsewhere.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the Portfolio held overweight positions relative to the Russell 1000(R) Growth Index in consumer discretionary, energy, financials, materials, telecommunication services and utilities. The overweight positions in energy, materials, telecommunications services and utilities contributed positively to the Portfolio's relative performance during the reporting period, while the overweight positions in consumer discretionary and financial stocks detracted somewhat.

During the first half of 2007, the Fund maintained underweight positions in consumer staples, health care, industrials and information technology. The underweight positions in consumer staples and health care stocks made a modest positive contribution to the Portfolio's relative performance during the reporting period. The underweight positions in industrials and information technology detracted modestly from performance.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-44   MainStay VP Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (99.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
V  Precision Castparts Corp.                           153,600   $ 18,640,896
                                                                 ------------
AUTOMOBILES (1.2%)
Harley-Davidson, Inc. (a)                              161,400      9,621,054
                                                                 ------------
BIOTECHNOLOGY (3.4%)
Celgene Corp. (b)                                      241,700     13,856,661
Genentech, Inc. (b)                                    182,900     13,838,214
                                                                 ------------
                                                                   27,694,875
                                                                 ------------
CAPITAL MARKETS (5.5%)
Goldman Sachs Group, Inc. (The)                         71,800     15,562,650
Merrill Lynch & Co., Inc.                              171,300     14,317,254
Morgan Stanley                                         175,700     14,737,716
                                                                 ------------
                                                                   44,617,620
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Manpower, Inc.                                         152,100     14,029,704
Robert Half International, Inc.                        263,500      9,617,750
                                                                 ------------
                                                                   23,647,454
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.3%)
V  Cisco Systems, Inc. (b)                             653,100     18,188,835
                                                                 ------------
COMPUTERS & PERIPHERALS (5.6%)
V  Apple, Inc. (b)                                     168,700     20,588,148
Hewlett-Packard Co.                                    362,300     16,165,826
Network Appliance, Inc. (b)                            297,600      8,689,920
                                                                 ------------
                                                                   45,443,894
                                                                 ------------
CONSUMER FINANCE (0.5%)
First Marblehead Corp. (The) (a)                       110,900      4,285,176
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
IntercontinentalExchange, Inc. (b)                      91,000     13,454,350
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
V  AT&T, Inc.                                          414,400     17,197,600
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Amphenol Corp. Class A                                 337,400     12,028,310
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (11.3%)
Baker Hughes, Inc.                                     191,700     16,127,721
Cameron International Corp. (a)(b)                     185,200     13,236,244
ENSCO International, Inc.                              191,800     11,701,718
Halliburton Co.                                        478,400     16,504,800
V  National Oilwell Varco, Inc. (b)                    196,700     20,504,008
Smith International, Inc.                              225,500     13,223,320
                                                                 ------------
                                                                   91,297,811
                                                                 ------------


                                                        SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (1.4%)
Humana, Inc. (b)                                       191,600   $ 11,670,356
                                                                 ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.8%)
NRG Energy, Inc. (b)                                   347,600     14,449,732
                                                                 ------------

INSURANCE (1.5%)
Assurant, Inc. (a)                                     200,900     11,837,028
                                                                 ------------

INTERNET SOFTWARE & SERVICES (3.7%)
Akamai Technologies, Inc. (a)(b)                       269,400     13,103,616
V  Google, Inc. Class A (b)                             32,600     17,062,188
                                                                 ------------
                                                                   30,165,804
                                                                 ------------
IT SERVICES (1.1%)
Cognizant Technology Solutions Corp. Class A (b)       114,300      8,582,787
                                                                 ------------

LIFE SCIENCES TOOLS & SERVICES (2.2%)
V  Thermo Fisher Scientific, Inc. (b)                  336,000     17,377,920
                                                                 ------------

MEDIA (3.5%)
Comcast Corp. Class A (b)                              546,750     15,374,610
DIRECTV Group, Inc. (The) (b)                          568,600     13,140,346
                                                                 ------------
                                                                   28,514,956
                                                                 ------------
METALS & MINING (4.7%)
Allegheny Technologies, Inc.                           124,900     13,099,512
V  Southern Copper Corp. (a)                           265,500     25,026,030
                                                                 ------------
                                                                   38,125,542
                                                                 ------------
MULTILINE RETAIL (5.1%)
J.C. Penney Co., Inc. (a)                              185,000     13,390,300
Kohl's Corp. (b)                                       209,100     14,852,373
Nordstrom, Inc.                                        250,000     12,780,000
                                                                 ------------
                                                                   41,022,673
                                                                 ------------
MULTI-UTILITIES (1.3%)
CenterPoint Energy, Inc. (a)                           599,000     10,422,600
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (5.3%)
ExxonMobil Corp.                                       106,300      8,916,444
Williams Cos., Inc.                                    529,200     16,733,304
XTO Energy, Inc.                                       280,900     16,882,090
                                                                 ------------
                                                                   42,531,838
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (2.2%)
V  Schering-Plough Corp.                               597,100   $ 18,175,724
                                                                 ------------

ROAD & RAIL (1.9%)
Norfolk Southern Corp.                                 284,600     14,961,422
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.7%)
Applied Materials, Inc. (a)                            775,600     15,411,172
MEMC Electronic Materials, Inc. (b)                    243,200     14,864,384
NVIDIA Corp. (b)                                       375,900     15,528,429
                                                                 ------------
                                                                   45,803,985
                                                                 ------------
SOFTWARE (6.7%)
BMC Software, Inc. (b)                                 314,700      9,535,410
V  Microsoft Corp.                                     967,700     28,518,119
Oracle Corp. (b)                                       834,900     16,455,879
                                                                 ------------
                                                                   54,509,408
                                                                 ------------
SPECIALTY RETAIL (7.7%)
Abercrombie & Fitch Co. Class A                        139,700     10,195,306
American Eagle Outfitters, Inc.                        362,000      9,288,920
AutoZone, Inc. (b)                                      87,400     11,940,588
CarMax, Inc. (b)                                       299,600      7,639,800
Limited Brands, Inc.                                   391,100     10,735,695
TJX Cos., Inc.                                         449,200     12,353,000
                                                                 ------------
                                                                   62,153,309
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.6%)
Coach, Inc. (b)                                        333,100     15,785,609
Polo Ralph Lauren Corp.                                138,400     13,578,424
                                                                 ------------
                                                                   29,364,033
                                                                 ------------
Total Common Stocks
 (Cost $667,579,648)                                              805,786,992
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (8.9%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.8%)
Barton Capital LLC
 5.29%, due 7/5/07 (c)                              $1,946,091      1,946,091
Clipper Receivables Corp.
 5.291%, due 7/17/07 (c)                             1,556,873      1,556,873
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (c)                             3,502,964      3,502,964
Compass Securitization
 5.292%, due 7/3/07 (c)                                389,218        389,218
 5.303%, due 7/13/07 (c)                             1,167,655      1,167,655
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (c)                             1,167,655      1,167,655

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (c)                             $1,156,917   $  1,156,917
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (c)                               778,436        778,436
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (c)                              1,556,873      1,556,873
Old Line Funding LLC
 5.279%, due 7/2/07 (c)                                778,436        778,436
 5.286%, due 7/2/07 (c)                              1,167,655      1,167,655
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                   3,410,000      3,408,991
Three Pillars Funding LLC
 5.304%, due 7/16/07 (c)                             2,335,309      2,335,309
Yorktown Capital LLC
 5.295%, due 7/3/07 (c)                              1,167,655      1,167,655
 5.303%, due 7/24/07 (c)                               778,437        778,437
                                                                 ------------
Total Commercial Paper
 (Cost $22,859,165)                                                22,859,165
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.5%)
BGI Institutional Money Market Fund (c)              3,618,478      3,618,478
                                                                 ------------
Total Investment Company
 (Cost $3,618,478)                                                  3,618,478
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,557,584
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $1,630,311 and a Market Value
 of $1,607,430) (c)                                 $1,556,873      1,556,873
                                                                 ------------
Total Repurchase Agreement
 (Cost $1,556,873)                                                  1,556,873
                                                                 ------------
TIME DEPOSITS (5.4%)
Abbey National PLC
 5.28%, due 7/6/07 (c)                               3,113,746      3,113,746
 5.29%, due 7/2/07 (c)                               2,724,528      2,724,528
Bank of America Corp.
 5.29%, due 8/16/07 (c)(d)                           3,113,746      3,113,746
Barclays
 5.31%, due 8/20/07 (c)                              3,113,746      3,113,746

 M-46 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Calyon
 5.30%, due 8/13/07 (c)                             $3,113,746   $  3,113,746
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (c)                              2,335,309      2,335,309
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (c)                              2,335,309      2,335,309
Deutsche Bank AG
 5.28%, due 7/10/07 (c)                              2,724,528      2,724,528
Fortis Bank
 5.30%, due 7/30/07 (c)                              1,556,873      1,556,873
Rabobank Nederland
 5.29%, due 7/18/07 (c)                              2,724,528      2,724,528
Royal Bank of Canada
 5.285%, due 8/3/07 (c)                              5,838,274      5,838,274
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (c)                               5,838,274      5,838,274
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (c)                              2,335,309      2,335,309
UBS AG
 5.277%, due 7/3/07 (c)                              3,113,746      3,113,746
                                                                 ------------
Total Time Deposits
 (Cost $43,981,662)                                                43,981,662
                                                                 ------------
Total Short-Term Investments
 (Cost $72,016,178)                                                72,016,178
                                                                 ------------
Total Investments
 (Cost $739,595,826) (e)                                 108.6%   877,803,170(f)
Liabilities in Excess of
 Cash and Other Assets                                    (8.6)   (69,255,463)
                                                    ----------   ------------
Net Assets                                               100.0%  $808,547,707
                                                    ==========   ============

(a) Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(e)  The cost for federal income tax purposes is $739,849,593.
(f)  At June 30, 2007 net unrealized appreciation was
     $137,953,577, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $153,672,186 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,718,609.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $739,595,826) including $66,527,079
  market value of securities loaned             $877,803,170
Cash                                                   7,958
Receivables:
  Dividends and interest                             215,893
  Fund shares sold                                    53,904
Other assets                                           7,202
                                                -------------
    Total assets                                 878,088,127
                                                -------------

LIABILITIES:
Securities lending collateral                     68,607,187
Payables:
  Fund shares redeemed                               326,670
  Adviser (See Note 3)                               242,310
  Shareholder communication                          155,057
  Administrator (See Note 3)                         134,616
  Professional fees                                   53,082
  NYLIFE Distributors (See Note 3)                    13,721
  Custodian                                            5,869
Accrued expenses                                       1,908
                                                -------------
    Total liabilities                             69,540,420
                                                -------------
Net assets                                      $808,547,707
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    275,190
  Service Class                                       24,857
Additional paid-in capital                       713,387,126
Accumulated undistributed net investment
  income                                           2,531,309
Accumulated net realized loss on investments     (45,878,119)
Net unrealized appreciation on investments       138,207,344
                                                -------------
Net assets                                      $808,547,707
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $741,933,814
                                                =============
Shares of capital stock outstanding               27,518,997
                                                =============
Net asset value per share outstanding           $      26.96
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 66,613,893
                                                =============
Shares of capital stock outstanding                2,485,717
                                                =============
Net asset value per share outstanding           $      26.80
                                                =============

 M-48 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  3,422,734
  Income from securities loaned--net                 342,430
  Interest                                           315,993
                                                -------------
    Total income                                   4,081,157
                                                -------------
EXPENSES:
  Advisory (See Note 3)                            1,435,080
  Administration (See Note 3)                        797,267
  Distribution and service--Service Class
    (See Note 3)                                      78,661
  Shareholder communication                           71,956
  Professional fees                                   62,158
  Directors                                           20,251
  Custodian                                           13,481
  Miscellaneous                                       16,642
                                                -------------
    Total expenses                                 2,495,496
                                                -------------
Net investment income                              1,585,661
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                 155,665,598
Net change in unrealized appreciation on
  investments                                    (72,476,247)
                                                -------------
Net realized and unrealized gain on
  investments                                     83,189,351
                                                -------------
Net increase in net assets resulting from
  operations                                    $ 84,775,012
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007            2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  1,585,661   $     946,504
 Net realized gain on investments     155,665,598      38,084,005
 Net change in unrealized
  appreciation on investments         (72,476,247)     (3,391,242)
                                     ----------------------------
 Net increase in net assets
  resulting from operations            84,775,012      35,639,267
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --      (2,776,284)
   Service Class                               --        (100,520)
                                     ----------------------------
 Total dividends to shareholders               --      (2,876,804)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       18,643,607      38,080,728
   Service Class                        4,251,486       8,577,662
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --       2,776,284
   Service Class                               --         100,520
                                     ----------------------------
                                       22,895,093      49,535,194
 Cost of shares redeemed:
   Initial Class                      (93,144,788)   (168,842,878)
   Service Class                       (5,061,965)     (8,859,427)
                                     ----------------------------
                                      (98,206,753)   (177,702,305)
   Decrease in net assets derived
    from capital share transactions   (75,311,660)   (128,167,111)
                                     ----------------------------
   Net increase (decrease) in net
    assets                              9,463,352     (95,404,648)

NET ASSETS:
Beginning of period                   799,084,355     894,489,003
                                     ----------------------------
End of period                        $808,547,707   $ 799,084,355
                                     ============================
Accumulated undistributed net
 investment income at end of period  $  2,531,309   $     945,648
                                     ============================

 M-50 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  www.mainstayfunds.com     M-51

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              INITIAL CLASS
                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004           2003           2002
Net asset value at beginning of period       $  24.26       $  23.31      $  21.51      $  20.70      $    16.33      $  23.64
                                            ----------      --------      --------      --------      ----------      --------
Net investment income (loss)                     0.06           0.05          0.07 (b)      0.05            0.04 (b)      0.02
Net realized and unrealized gain (loss) on
  investments                                    2.64           0.99          1.73          0.81            4.37         (7.31)
                                            ----------      --------      --------      --------      ----------      --------
Total from investment operations                 2.70           1.04          1.80          0.86            4.41         (7.29)
                                            ----------      --------      --------      --------      ----------      --------
Less dividends:
  From net investment income                       --          (0.09)        (0.00)(c)     (0.05)          (0.04)        (0.02)
                                            ----------      --------      --------      --------      ----------      --------
Net asset value at end of period             $  26.96       $  24.26      $  23.31      $  21.51      $    20.70      $  16.33
                                            ==========      ========      ========      ========      ==========      ========
Total investment return                         11.14%(d)       4.45%         8.41%(e)      4.16%          26.99%       (30.83%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                   0.42%+         0.13%         0.33%         0.24%           0.20%         0.11%
  Net expenses                                   0.61%+         0.62%         0.37%         0.65%           0.64%         0.64%
  Expenses (before reimbursement)                0.61%+         0.62%         0.60%         0.65%           0.64%         0.64%
Portfolio turnover rate                            80%            28%           22%           34%             26%           72%
Net assets at end of period (in 000's)       $741,934       $738,278      $835,933      $929,227      $1,011,538      $842,410

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     8.16% and 7.88% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-52 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             SERVICE CLASS
-----------------------------------------------------------------------
                                                             JUNE 5,
    SIX MONTHS                                               2003(A)
      ENDED                                                  THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,           DECEMBER 31,
      2007*          2006         2005         2004            2003
     $ 24.14        $ 23.21      $ 21.47      $ 20.68        $ 18.43
    ----------      -------      -------      -------      ------------
        0.02          (0.03)        0.02(b)      0.02           0.01(b)
        2.64           1.00         1.72         0.79           2.27
    ----------      -------      -------      -------      ------------
        2.66           0.97         1.74         0.81           2.28
    ----------      -------      -------      -------      ------------
          --          (0.04)          --        (0.02)         (0.03)
    ----------      -------      -------      -------      ------------
     $ 26.80        $ 24.14      $ 23.21      $ 21.47        $ 20.68
    ==========      =======      =======      =======      ============
       11.00%(d)       4.19%        8.10%(e)     3.90%         12.36%(d)
        0.17%+        (0.12%)       0.08%       (0.01%)        (0.05%)+(f)
        0.86%+         0.87%        0.62%        0.90%          0.89%+
        0.86%+         0.87%        0.85%        0.90%          0.89%+
          80%            28%          22%          34%            26%
     $66,614        $60,806      $58,556      $48,218        $15,582

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

                            SIX     ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS(1)   YEARS(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                  2.43%   4.91%    2.40%      3.53%
7-DAY CURRENT YIELD: 4.82%(2)

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
6/30/97                                                                    10000                              10000
                                                                           10528                              10521
                                                                           11039                              11023
                                                                           11638                              11610
                                                                           12294                              12251
                                                                           12560                              12510
                                                                           12680                              12630
                                                                           12753                              12692
                                                                           12962                              12894
                                                                           13482                              13369
6/30/07                                                                    14144                              14013

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS

Lipper Money Market Fund Index*                           2.36%   4.82%  2.30%   3.43%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.36% and 3.51% for Initial Class shares for the five-year and ten-year periods, respectively.
2. As of 6/30/07, MainStay VP Cash Management Portfolio had an effective 7-day yield of 4.94% and a current yield of 4.82%. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-54   MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,024.40            $2.51            $1,022.50             $2.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of 0.50% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-55

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                  75.7
Federal Agencies                                                                  18.3
Corporate Bonds                                                                    4.7
Medium-Term Notes                                                                  4.1
Certificates of Deposit                                                            1.7
Liabilities in Excess of Cash and Other Assets                                    (4.5)

See Portfolio of Investments on page M-58 for specific holdings within these categories.

 M-56   MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the seven-day period ended June 30, 2007, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 4.82% and an effective yield of 4.94%. For the six months ended June 30, 2007, MainStay VP Cash Management Portfolio returned 2.43% for Initial Class shares. The Portfolio outperformed the 2.39% return of the average Lipper* Variable Products Money Market Portfolio and the 2.36% return of the Lipper Money Market Fund Index* over the same period.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The money market is affected by the state of the U.S. economy and by investors' perceptions of where the economy is headed. According to revised estimates by the Bureau of Economic Analysis, real gross domestic product (GDP) increased at a 0.6% seasonally adjusted annualized rate in the first quarter of 2007. Advance estimates from the same bureau showed a 3.4% increase in real GDP in the second quarter of 2007.

Personal spending grew at a 3.7% annualized rate in the first quarter but slowed to a 1.3% annualized rate in the second quarter. After three quarters of double-digit declines, residential construction declined by 9.6% in the second quarter. This drop was more than offset by a 22% increase in commercial construction. Net exports added almost 1.2% to headline GDP growth. Monthly increases in nonfarm payrolls averaged 144,000 in 2007 compared to the 189,000 monthly gains witnessed in 2006.

DID FEDERAL RESERVE ACTION INFLUENCE INTEREST RATE MOVEMENTS DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) met four times during the first half of 2007 but refrained from changing the federal funds target rate, which remained at 5.25%. The FOMC acknowledged that core inflation had moderated recently but insisted that a sustained moderation in inflation pressures had not yet been demonstrated.

HOW DID TREASURY YIELDS VARY OVER THE COURSE OF THE REPORTING PERIOD?

The two-year Treasury note yielded 4.86% at the end of June 2007, an increase of just four basis points from the end of 2006. (A basis point is one-hundredth of a percentage point.) A significant equity-market setback in late February and early March and news of an increase in subprime-loan delinquencies contributed to a large decline in Treasury yields. The yield on the two-year Treasury note fell to 4.51% in March. As equity markets rebounded and economic growth accelerated in the second quarter, Treasury yields rose substantially across all maturities. The yield on the two-year Treasury note reached 5.1% in June. The rising trend in bond yields was interrupted during the middle of June as news of losses suffered by hedge funds investing in collateralized debt obligations
(CDOs) sparked a flight to higher-quality bonds.

Meanwhile, greater-than-expected federal tax receipts resulted in lower Treasury bill supply. The yield on the three-month Treasury bill fell to 4.81% at the end of June from 5.02% at the end of 2006. The spread between three-month Treasury bills and three-month commercial paper issued by nonfinancial corporations increased by nine basis points to 58 basis points at the end of June. Three-month LIBOR* ended the period unchanged at 5.36%.

HOW DID THE PORTFOLIO INVEST DURING THE REPORTING PERIOD?

Throughout the reporting period, the Portfolio invested in securities issued by U.S. government-sponsored enterprises (GSEs) and in tier-1 rated securities issued by finance, insurance, brokerage and industrial companies as well as banks and bank holding companies. At the end of June 2007, the average maturity of the Portfolio was approximately 64 days.


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                  www.mainstayfunds.com     M-57

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (104.5%)+
-----------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (1.7%)
Abbey National North America LLC
 5.27%, due 8/23/07                                 $3,500,000   $  3,499,750
Lloyds TSB Bank PLC
 5.295%, due 7/5/07                                  4,000,000      4,000,000
                                                                 ------------
                                                                    7,499,750
                                                                 ------------
COMMERCIAL PAPER (75.7%)
Abbey National North America LLC
 5.225%, due 9/11/07                                 4,850,000      4,799,318
Abbott Laboratories
 5.23%, due 7/9/07 (a)                               4,175,000      4,170,148
AIG Funding, Inc.
 5.195%, due 8/20/07                                 3,300,000      3,276,190
Allianz Finance Corp.
 5.21%, due 8/8/07 (a)                               4,000,000      3,978,002
 5.23%, due 7/12/07 (a)                              4,000,000      3,993,608
 5.26%, due 8/21/07 (a)                              3,625,000      3,597,988
American Express Credit Corp.
 5.17%, due 8/30/07                                  4,250,000      4,213,379
 5.22%, due 9/24/07                                  5,150,000      5,086,526
American General Finance Corp.
 5.21%, due 8/9/07                                   4,700,000      4,673,472
American Honda Finance Corp.
 5.20%, due 8/7/07                                   3,600,000      3,580,760
 5.20%, due 9/13/07                                  4,475,000      4,427,167
 5.22%, due 7/30/07                                  4,000,000      3,983,180
Australia & New Zealand Banking Group, Ltd.
 5.11%, due 8/28/07 (a)                              4,000,000      3,967,069
 5.19%, due 8/1/07 (a)                               3,500,000      3,484,358
Bank of America Corp.
 5.22%, due 7/2/07                                   6,400,000      6,399,072
 5.25%, due 9/25/07                                  3,430,000      3,386,982
Barclays U.S. Funding Corp.
 5.245%, due 8/21/07                                 2,100,000      2,084,396
Bayerische Landesbank/New York
 5.22%, due 8/23/07                                  4,050,000      4,018,876
 5.22%, due 9/11/07                                  3,510,000      3,473,356
 5.245%, due 9/26/07                                 4,000,000      3,949,298
ChevronTexaco Funding Corp.
 5.15%, due 9/20/07                                  3,950,000      3,904,229
 5.15%, due 9/21/07                                  3,250,000      3,211,877
 5.17%, due 9/18/07                                  4,350,000      4,300,648
Deutsche Bank Financial LLC
 5.22%, due 7/19/07                                  2,550,000      2,543,345
Dexia Delaware LLC
 5.22%, due 10/9/07                                  4,000,000      3,942,000
 5.245%, due 9/18/07                                 2,050,000      2,026,405


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Electricite de France
 5.225%, due 9/4/07                                 $4,000,000   $  3,962,264
 5.23%, due 9/4/07                                   4,500,000      4,457,506
Emerson Electric Co.
 5.25%, due 7/3/07 (a)                               4,000,000      3,998,833
Export Development Canada
 5.12%, due 10/11/07                                 2,000,000      1,970,987
 5.14%, due 11/2/07                                  3,650,000      3,585,379
 5.17%, due 10/1/07                                  3,900,000      3,848,472
General Electric Capital Corp.
 5.19%, due 8/20/07                                  1,650,000      1,638,107
 5.22%, due 9/17/07                                  5,000,000      4,943,450
Goldman Sachs Group, Inc.
 5.19%, due 10/16/07                                 3,500,000      3,446,010
Harvard University
 5.15%, due 7/17/07                                  4,150,000      4,140,501
 5.16%, due 7/19/07                                  3,500,000      3,490,970
 5.16%, due 8/15/07                                  1,225,000      1,217,099
 5.17%, due 7/17/07                                  1,400,000      1,396,783
HBOS Treasury Services PLC
 5.245%, due 9/25/07                                   590,000        582,608
 5.25%, due 7/25/07                                  5,725,000      5,704,963
ING U.S. Funding LLC
 5.15%, due 9/6/07                                   4,050,000      4,011,182
 5.15%, due 11/6/07                                  3,300,000      3,239,573
 5.17%, due 7/30/07                                  4,400,000      4,381,675
International Business Machines Corp.
 5.19%, due 9/27/07 (a)                              5,300,000      5,232,761
Johnson & Johnson
 5.18%, due 8/27/07 (a)                              4,000,000      3,967,193
 5.18%, due 9/7/07 (a)                               3,775,000      3,738,064
 5.19%, due 9/25/07 (a)                              2,675,000      2,641,835
JPMorgan Chase & Co.
 5.22%, due 8/22/07                                  3,600,000      3,572,856
KfW International Finance, Inc.
 5.15%, due 7/16/07 (a)                              3,800,000      3,791,846
 5.18%, due 10/3/07 (a)                              2,950,000      2,910,100
 5.19%, due 7/19/07 (a)                              3,500,000      3,490,917
Merck & Co., Inc.
 5.19%, due 8/29/07                                  4,540,000      4,501,384
Merrill Lynch & Co., Inc.
 5.16%, due 11/14/07                                 4,000,000      3,922,027
 5.19%, due 10/2/07                                  3,600,000      3,551,733
 5.20%, due 9/5/07                                   1,850,000      1,832,363
MetLife Funding, Inc.
 5.24%, due 8/21/07                                  8,050,000      7,990,242

+ Percentages indicated are based on Portfolio net assets.

 M-58 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Nestle Capital Corp.
 5.12%, due 8/10/07 (a)                             $3,500,000   $  3,480,089
 5.15%, due 8/10/07 (a)                              1,520,000      1,511,302
 5.19%, due 8/14/07 (a)                              4,600,000      4,570,821
Private Export Funding Corp.
 5.19%, due 7/25/07 (a)                              4,000,000      3,986,161
 5.22%, due 9/12/07 (a)                              4,000,000      3,957,660
 5.22%, due 9/26/07 (a)                              3,825,000      3,776,748
Prudential Funding LLC
 5.18%, due 8/2/07                                   4,200,000      4,180,661
 5.20%, due 7/11/07                                  4,200,000      4,193,934
 5.20%, due 10/15/07                                 4,000,000      3,938,756
Rabobank USA Finance Corp.
 5.125%, due 11/16/07                                4,100,000      4,019,452
 5.19%, due 8/24/07                                  4,000,000      3,968,860
Royal Bank of Canada
 5.225%, due 9/4/07                                  3,700,000      3,665,094
Shell International Finance B.V.
 5.20%, due 9/27/07 (a)                              4,000,000      3,949,156
 5.23%, due 7/17/07 (a)                              4,500,000      4,489,540
Societe Generale North America, Inc.
 5.11%, due 8/22/07                                  3,500,000      3,474,167
 5.14%, due 12/10/07                                 4,200,000      4,102,854
 5.20%, due 8/27/07                                  4,000,000      3,967,067
Swedish Export Credit Corp.
 5.13%, due 11/7/07                                  3,300,000      3,239,338
 5.20%, due 8/24/07                                  5,000,000      4,961,000
Total Capital S.A.
 5.135%, due 11/7/07 (a)                             4,100,000      4,024,558
 5.195%, due 8/13/07 (a)                             4,800,000      4,770,216
Toyota Motor Credit Corp.
 5.12%, due 7/13/07                                  3,000,000      2,994,783
 5.14%, due 11/21/07                                 4,100,000      4,016,289
 5.21%, due 9/19/07                                  4,300,000      4,250,216
UBS Finance Delaware LLC
 5.18%, due 8/6/07                                   3,080,000      3,064,046
 5.20%, due 7/6/07                                   1,475,000      1,473,935
 5.21%, due 7/6/07                                   1,500,000      1,498,914
 5.215%, due 10/9/07                                 4,000,000      3,942,055
Wal-Mart Stores, Inc.
 5.17%, due 7/31/07 (a)                              3,125,000      3,111,536
 5.17%, due 8/14/07 (a)                              4,050,000      4,024,409
 5.18%, due 10/10/07 (a)                             4,000,000      3,941,869
                                                                 ------------
                                                                  326,176,818
                                                                 ------------


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
CORPORATE BONDS (4.7%)
Bank One N.A./Chicago, IL
 3.70%, due 1/15/08                                 $4,000,000   $  3,965,388
HBOS Treasury Services PLC
 3.625%, due 7/23/07 (a)                             3,500,000      3,496,591
International Business Machines Corp.
 6.45%, due 8/1/07                                   1,900,000      1,901,641
Morgan Stanley
 5.482%, due 11/9/07 (b)                             3,500,000      3,501,869
Wells Fargo & Co.
 4.125%, due 3/10/08                                 4,000,000      3,968,294
 5.42%, due 9/28/07 (b)                              3,500,000      3,500,882
                                                                 ------------
                                                                   20,334,665
                                                                 ------------
FEDERAL AGENCIES (18.3%)
Federal Home Loan Bank
 (Discount Notes)
 5.015%, due 8/17/07                                 3,800,000      3,775,120
 5.075%, due 8/10/07                                 4,500,000      4,474,626
Federal Home Loan Mortgage Corporation
 (Discount Notes)
 5.07%, due 8/6/07                                   3,300,000      3,283,269
 5.08%, due 7/30/07                                  4,500,000      4,481,585
 5.09%, due 7/9/07                                   2,175,000      2,172,540
 5.09%, due 7/13/07                                  2,600,000      2,595,584
 5.09%, due 8/13/07                                  3,300,000      3,279,937
 5.11%, due 7/6/07                                   2,370,000      2,368,318
 5.115%, due 7/24/07                                 4,000,000      3,986,928
 5.115%, due 10/26/07                                3,800,000      3,736,830
 5.115%, due 11/26/07                                4,000,000      3,915,887
 5.13%, due 10/19/07                                 4,350,000      4,281,814
Federal National Mortgage Association
 (Discount Notes)
 5.07%, due 7/18/07                                  4,175,000      4,165,004
 5.07%, due 7/27/07                                  3,500,000      3,487,185
 5.07%, due 8/8/07                                   1,800,000      1,790,367
 5.09%, due 7/18/07                                    900,000        897,837
 5.10%, due 8/29/07                                  3,500,000      3,470,746
 5.105%, due 8/8/07                                  3,200,000      3,182,757
 5.105%, due 10/5/07                                 4,775,000      4,709,996
 5.11%, due 11/28/07                                 4,500,000      4,404,188
 5.12%, due 9/26/07                                  2,950,000      2,913,499
 5.14%, due 9/5/07                                   2,525,000      2,501,206
 5.14%, due 9/28/07                                  5,000,000      4,936,464
                                                                 ------------
                                                                   78,811,687
                                                                 ------------
MEDIUM-TERM NOTES (4.1%)
American General Finance Corp.
 Series H
 4.50%, due 11/15/07                                 3,500,000      3,489,573
General Electric Capital Corp.
 5.42%, due 1/3/08 (b)                               3,500,000      3,501,854

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MEDIUM-TERM NOTES (CONTINUED)
Goldman Sachs Group, Inc.
 5.474%, due 7/2/07 (b)                             $3,500,000   $  3,500,000
Morgan Stanley
 5.484%, due 1/18/08 (b)                             3,500,000      3,503,010
Wachovia Corp.
 Series E
 5.426%, due 11/8/07 (b)                             3,500,000      3,501,419
                                                                 ------------
                                                                   17,495,856
                                                                 ------------
Total Short-Term Investments
 (Amortized Cost $450,318,776) (c)                       104.5%   450,318,776
Liabilities in Excess of
 Cash and Other Assets                                    (4.5)   (19,188,214)
                                                    ----------   ------------
Net Assets                                               100.0%  $431,130,562
                                                    ==========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST     PERCENT+
Auto Manufacturers                                  $ 11,991,107          2.8%
Banks                                                112,042,335         25.9
Commercial Services                                   10,245,353          2.4
Computers                                              7,134,402          1.7
Diversified Financial Services                        18,071,723          4.2
Electric Products--Miscellaneous                       3,998,833          0.9
Federal Agencies                                      78,811,687         18.3
Finance--Auto Loans                                   11,261,288          2.6
Finance--Consumer Loans                                8,163,045          1.9
Finance--Credit Card                                   9,299,906          2.2
Finance--Investment Banker/Broker                     38,462,298          8.9
Finance--Other Services                               11,720,568          2.7
Health Care--Products                                 10,347,091          2.4
Insurance                                             14,845,789          3.5
Oil & Gas                                             28,650,223          6.6
Pharmaceuticals                                        8,671,532          2.0
Retail Trade                                          11,077,814          2.6
Sovereign                                             17,605,176          4.1
Special Purpose Entity                                37,918,606          8.8
                                                    ------------   ----------
                                                     450,318,776        104.5
Liabilities in Excess of
 Cash and Other Assets                               (19,188,214)        (4.5)
                                                    ------------   ----------
Net Assets                                          $431,130,562        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.

 M-60 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $450,318,776)                 $450,318,776
Cash                                                  21,308
Receivables:
  Fund shares sold                                 2,515,207
  Interest                                           541,513
Other assets                                           7,512
                                                -------------
    Total assets                                 453,404,316
                                                -------------

LIABILITIES:
Payables:
  Fund shares redeemed                            21,936,001
  Adviser (See Note 3)                                87,624
  Shareholder communication                           76,314
  Administrator (See Note 3)                          70,084
  Professional fees                                   36,284
Accrued expenses                                         278
Dividend payable                                      67,169
                                                -------------
    Total liabilities                             22,273,754
                                                -------------
Net assets                                      $431,130,562
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  4,311,415
Additional paid-in capital                       426,822,608
Accumulated undistributed net investment
  income                                                 187
Accumulated net realized loss on investments          (3,648)
                                                -------------
Net assets applicable to outstanding shares     $431,130,562
                                                =============
Shares of capital stock outstanding              431,141,452
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $10,373,795
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              489,267
  Administration (See Note 3)                        391,399
  Professional fees                                   37,619
  Shareholder communication                           34,749
  Directors                                            8,896
  Custodian                                            8,750
  Miscellaneous                                        6,981
                                                 ------------
    Total expenses                                   977,661
                                                 ------------
Net investment income                              9,396,134
                                                 ------------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                       1,261
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 9,397,395
                                                 ============

 M-62 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                              2007            2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   9,396,134   $  15,352,521
 Net realized gain (loss) on
  investments                                1,261          (4,909)
                                     -----------------------------
 Net increase in net assets
  resulting from operations              9,397,395      15,347,612
                                     -----------------------------

Dividends to shareholders:
 From net investment income             (9,396,184)    (15,357,386)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares      270,229,695     438,354,578
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                           9,396,184      15,357,386
                                     -----------------------------
                                       279,625,879     453,711,964
 Cost of shares redeemed              (200,249,196)   (408,850,006)
                                     -----------------------------
   Increase in net assets derived
    from capital share transactions     79,376,683      44,861,958
                                     -----------------------------
   Net increase in net assets           79,377,894      44,852,184

NET ASSETS:
Beginning of period                    351,752,668     306,900,484
                                     -----------------------------
End of period                        $ 431,130,562   $ 351,752,668
                                     =============================
Accumulated undistributed net
 investment income at end of period  $         187   $         237
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.02           0.04          0.03          0.01          0.01          0.01
Net realized and unrealized gain (loss) on
  investments                                    0.00(a)       (0.00)(a)      0.00(a)       0.00 (a)      0.00 (a)      0.00 (a)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 0.02           0.04          0.03          0.01          0.01          0.01
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                    (0.02)         (0.04)        (0.03)        (0.01)        (0.01)        (0.01)
  From net realized gain on investments            --             --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions               (0.02)         (0.04)        (0.03)        (0.01)        (0.01)        (0.01)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          2.43%(b)       4.57%         2.96%(c)      0.85%         0.67%         1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.80%+         4.50%         2.91%         0.83%         0.67%         1.33%
  Net expenses                                   0.50%+         0.52%         0.30%         0.55%         0.55%         0.55%
  Expenses (before waiver/reimbursement)         0.50%+         0.52%         0.50%         0.55%         0.55%         0.55%
Net assets at end of period (in 000's)       $431,131       $351,753      $306,900      $308,660      $359,974      $518,348

(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.76% for the year ended December 31, 2005.
+    Annualized.
*    Unaudited.

 M-64 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                  7.56%   21.63%    10.42%     7.69%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX             S&P 500 INDEX
                                                   ------------------          ------------------             -------------
6/30/97                                                   10000                       10000                       10000
                                                          12901                       13015                       13016
                                                          15862                       15869                       15978
                                                          18684                       17336                       17136
                                                          15699                       14744                       14595
                                                          12773                       12107                       11970
                                                          12135                       12222                       12000
                                                          14415                       14604                       14293
                                                          15668                       15761                       15197
                                                          17239                       17192                       16508
6/30/07                                                   20968                       20704                       19907

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                  7.43%   21.33%    10.14%     7.42%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX             S&P 500 INDEX
                                                   ------------------          ------------------             -------------
6/30/97                                                   10000                       10000                       10000
                                                          12873                       13015                       13016
                                                          15790                       15869                       15978
                                                          18555                       17336                       17136
                                                          15555                       14744                       14595
                                                          12624                       12107                       11970
                                                          11963                       12222                       12000
                                                          14176                       14604                       14293
                                                          15370                       15761                       15197
                                                          16863                       17192                       16508
6/30/07                                                   20460                       20704                       19907

                                                          SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   YEARS

Russell 1000(R) Index*                                    7.18%   20.43%  11.33%  7.55%
S&P 500(R) Index*                                         6.96    20.59   10.71   7.13

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 10.38% and 7.67% for Initial Class shares and 10.12% and 7.41% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-65

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           1/1/07             6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                        $1,000.00          $1,075.80            $2.57            $1,022.50             $2.51
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                        $1,000.00          $1,074.55            $3.86            $1,021.25             $3.76
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.50% for Initial Class and 0.75% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

 M-66   MainStay VP Common Stock Portfolio

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            98.8
Short-Term Investments (collateral from securities lending is 4.2%)       4.2*
Investment Company                                                        0.9
Liabilities in Excess of Cash and Other Assets                           (3.9)

* Includes 0.2% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-69 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  General Electric Co.
 4.  Chevron Corp.
 5.  Pfizer, Inc.
 6.  Microsoft Corp.
 7.  International Business Machines Corp.
 8.  Altria Group Inc.
 9.  JPMorgan Chase & Co.
10.  Verizon Communications, Inc.

                                                  www.mainstayfunds.com     M-67

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Common Stock Portfolio returned 7.56% for Initial Class shares and 7.43% for Service Class shares. Both share classes outperformed the 7.21% return of the average Lipper* Variable Products Large-Cap Core Portfolio and the 6.96% return of the S&P 500(R) Index* for the six months ended June 30, 2007. The S&P 500(R) Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2007?

The Portfolio's relative performance resulted primarily from stock selection in the financials, materials, utilities and energy sectors.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S SECTORS WERE PARTICULARLY STRONG AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index,* the three strongest-performing sectors in the Portfolio were materials, utilities and financials. The three weakest-performing sectors relative to the S&P 500(R) Index* were information technology, industrials and telecommunication services.

WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

The Portfolio's three strongest contributors to absolute performance were ExxonMobil, Valero Energy and Freeport-McMoRan Copper & Gold. The worst contributions to performance came from Citigroup, Lexmark International and Motorola.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE FIRST HALF OF 2007?

The Portfolio uses a bottom-up approach to assess stocks on their individual strengths. A proprietary quantitative ranking process is used to identify companies considered likely to outperform the S&P 500(R) Index* over the following six to 12 months. Among the stocks that fit the Portfolio's purchase criteria during the reporting period were Apple and Alliance Data Systems.

Among the stocks that were sold because they no longer fit the Portfolio's purchase criteria were ITT Educational Services and Equitable Resources. Both stocks advanced during the portion of the reporting period they were held in the Portfolio.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio moderately increased its weightings relative to the S&P 500(R) Index in the industrials and energy sectors. Over the same period, the Portfolio moderately decreased its relative weightings in telecommunication services and information technology.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the Portfolio was substantially overweight relative to the S&P 500(R) Index* in financials and substantially underweight in industrials. Both of these positions hurt relative returns.

On the same date, the Portfolio was moderately overweight in energy and substantially underweight in consumer staples. Both of these positions helped relative returns.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-68   MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                        SHARES            VALUE
COMMON STOCKS (98.8%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.7%)
Boeing Co. (The)                                        94,201   $    9,058,368
Honeywell International, Inc.                          192,888       10,855,737
L-3 Communications Holdings, Inc.                       22,961        2,236,172
Lockheed Martin Corp.                                   91,647        8,626,732
Northrop Grumman Corp.                                  10,896          848,472
Precision Castparts Corp.                                4,315          523,668
Raytheon Co.                                           123,698        6,666,085
United Technologies Corp.                                6,819          483,672
                                                                 --------------
                                                                     39,298,906
                                                                 --------------
AUTO COMPONENTS (0.3%)
ArvinMeritor, Inc. (a)                                  17,307          384,215
BorgWarner, Inc.                                         5,080          437,083
Goodyear Tire & Rubber Co. (The) (b)                    11,023          383,159
Johnson Controls, Inc.                                  19,136        2,215,375
Lear Corp. (b)                                           6,831          243,252
                                                                 --------------
                                                                      3,663,084
                                                                 --------------
AUTOMOBILES (0.2%)
Ford Motor Co. (a)                                     232,736        2,192,373
Thor Industries, Inc. (a)                                8,550          385,947
                                                                 --------------
                                                                      2,578,320
                                                                 --------------
BEVERAGES (0.7%)
Coca-Cola Co. (The)                                     23,086        1,207,629
Coca-Cola Enterprises, Inc.                             78,250        1,878,000
Molson Coors Brewing Co. Class B                        10,877        1,005,687
Pepsi Bottling Group, Inc. (The)                        35,113        1,182,606
PepsiAmericas, Inc.                                     14,678          360,492
PepsiCo, Inc.                                           24,217        1,570,472
                                                                 --------------
                                                                      7,204,886
                                                                 --------------
BUILDING PRODUCTS (0.3%)
American Standard Cos., Inc.                             5,390          317,902
Masco Corp.                                            109,373        3,113,849
                                                                 --------------
                                                                      3,431,751
                                                                 --------------
CAPITAL MARKETS (5.9%)
A.G. Edwards, Inc.                                       8,985          759,682
Ameriprise Financial, Inc.                              67,068        4,263,513
Bank of New York Co., Inc. (The)                       276,338       11,451,447
Charles Schwab Corp. (The)                             208,065        4,269,494
Franklin Resources, Inc.                                 5,111          677,054
Goldman Sachs Group, Inc. (The)                         55,230       11,971,102
Janus Capital Group, Inc. (a)                           25,625          713,400
Lehman Brothers Holdings, Inc.                          17,025        1,268,703
Mellon Financial Corp.                                  27,579        1,213,476
Merrill Lynch & Co., Inc.                              146,954       12,282,415
Morgan Stanley                                         159,481       13,377,266
Northern Trust Corp.                                    17,508        1,124,714
                                                                 --------------
                                                                     63,372,266
                                                                 --------------


                                                        SHARES            VALUE
CHEMICALS (0.9%)
Albemarle Corp.                                         19,242   $      741,394
Ashland, Inc.                                           15,687        1,003,184
Cabot Corp.                                             13,630          649,878
Chemtura Corp.                                          44,872          498,528
Dow Chemical Co. (The)                                  27,942        1,235,595
Eastman Chemical Co.                                    10,288          661,827
Ferro Corp.                                              3,787           94,410
Lubrizol Corp. (The)                                    15,476          998,976
Lyondell Chemical Co.                                   51,965        1,928,941
Monsanto Co.                                            26,707        1,803,791
PPG Industries, Inc.                                     5,146          391,662
Sensient Technologies Corp.                              5,719          145,205
                                                                 --------------
                                                                     10,153,391
                                                                 --------------
COMMERCIAL BANKS (2.0%)
City National Corp.                                      8,507          647,298
Comerica, Inc.                                          19,668        1,169,656
Cullen/Frost Bankers, Inc.                               1,883          100,684
Huntington Bancshares, Inc.                             43,992        1,000,378
National City Corp. (a)                                110,636        3,686,392
PNC Financial Services Group, Inc.                      88,772        6,354,300
Wachovia Corp.                                          24,589        1,260,186
Wells Fargo & Co.                                      196,414        6,907,880
Westamerica Bancorp. (a)                                   942           41,674
                                                                 --------------
                                                                     21,168,448
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Allied Waste Industries, Inc. (b)                        7,858          105,769
ChoicePoint, Inc. (b)                                   18,641          791,310
Corporate Executive Board Co.                            2,392          155,265
Deluxe Corp. (a)                                        12,490          507,219
Dun & Bradstreet Corp. (The)                            14,621        1,505,671
Equifax, Inc.                                           19,356          859,794
HNI Corp.                                                2,972          121,852
Kelly Services, Inc. Class A                             3,938          108,137
Korn/Ferry International (b)                            11,028          289,595
Manpower, Inc.                                           2,676          246,834
Navigant Consulting, Inc. (b)                            1,172           21,752
R.R. Donnelley & Sons Co.                               27,009        1,175,162
Republic Services, Inc.                                 10,542          323,007
Waste Management, Inc.                                  55,560        2,169,618
                                                                 --------------
                                                                      8,380,985
                                                                 --------------
COMMUNICATIONS EQUIPMENT (2.3%)
3Com Corp. (b)                                          72,254          298,409
Avaya, Inc. (b)                                         37,422          630,186
Cisco Systems, Inc. (b)                                425,646       11,854,241
CommScope, Inc. (b)                                      7,285          425,080

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Dycom Industries, Inc. (b)                               7,534   $      225,869
Juniper Networks, Inc. (b)                             142,201        3,579,199
Motorola, Inc.                                         353,304        6,253,481
Polycom, Inc. (b)                                        8,366          281,098
Tellabs, Inc. (b)                                      108,609        1,168,633
UTStarcom, Inc. (a)(b)                                  25,879          145,181
                                                                 --------------
                                                                     24,861,377
                                                                 --------------
COMPUTERS & PERIPHERALS (5.5%)
Apple, Inc. (b)                                         38,659        4,717,944
Dell, Inc. (b)                                         232,638        6,641,815
Diebold, Inc.                                            3,718          194,080
EMC Corp. (b)                                          268,099        4,852,592
Hewlett-Packard Co.                                    372,023       16,599,666
Imation Corp.                                            1,094           40,325
V  International Business Machines Corp.               185,498       19,523,664
Lexmark International, Inc. Class A (b)                 26,932        1,328,017
NCR Corp. (b)                                           11,231          590,077
Network Appliance, Inc. (b)                             58,214        1,699,849
Palm, Inc. (a)(b)                                        9,509          152,239
QLogic Corp. (b)                                         4,928           82,051
SanDisk Corp. (b)                                       17,585          860,610
Sun Microsystems, Inc. (b)                             107,867          567,380
Western Digital Corp. (a)(b)                            53,580        1,036,773
                                                                 --------------
                                                                     58,887,082
                                                                 --------------
CONSTRUCTION & ENGINEERING (0.1%)
Granite Construction, Inc.                               4,186          268,657
Infrasource Services, Inc. (b)                           3,718          137,938
KBR, Inc. (b)                                           10,432          273,631
Quanta Services, Inc. (a)(b)                            20,606          631,986
                                                                 --------------
                                                                      1,312,212
                                                                 --------------
CONSTRUCTION MATERIALS (0.0%)++
Vulcan Materials Co.                                     2,899          332,051
                                                                 --------------

CONSUMER FINANCE (1.6%)
American Express Co.                                   191,852       11,737,505
AmeriCredit Corp. (a)(b)                                28,560          758,268
Capital One Financial Corp.                             46,683        3,661,815
SLM Corp.                                               11,894          684,857
                                                                 --------------
                                                                     16,842,445
                                                                 --------------
CONTAINERS & PACKAGING (0.4%)
Bemis Co., Inc.                                          3,308          109,759
Packaging Corp. of America                              12,335          312,199
Pactiv Corp. (b)                                        37,212        1,186,691
Sonoco Products Co.                                     24,207        1,036,302
Temple-Inland, Inc.                                     29,613        1,822,088
                                                                 --------------
                                                                      4,467,039
                                                                 --------------


                                                        SHARES            VALUE
DIVERSIFIED CONSUMER SERVICES (0.2%)
Career Education Corp. (b)                              23,015   $      777,217
DeVry, Inc.                                             11,051          375,955
Regis Corp. (a)                                         10,870          415,778
Sotheby's Holdings, Inc. Class A                        13,880          638,758
                                                                 --------------
                                                                      2,207,708
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES (5.1%)
Bank of America Corp.                                  217,007       10,609,472
V  Citigroup, Inc.                                     519,410       26,640,539
V  JPMorgan Chase & Co.                                356,192       17,257,502
                                                                 --------------
                                                                     54,507,513
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
AT&T, Inc.                                             317,091       13,159,277
CenturyTel, Inc.                                        31,292        1,534,873
Cincinnati Bell, Inc. (b)                               45,351          262,129
Citizens Communications Co. (a)                         95,321        1,455,552
Embarq Corp.                                            42,285        2,679,600
Qwest Communications International, Inc. (a)(b)        332,489        3,225,143
V  Verizon Communications, Inc.                        404,110       16,637,209
Windstream Corp.                                        14,522          214,345
                                                                 --------------
                                                                     39,168,128
                                                                 --------------
ELECTRIC UTILITIES (1.3%)
Duke Energy Corp.                                       49,163          899,683
Edison International                                    92,753        5,205,298
Entergy Corp.                                           55,916        6,002,583
Great Plains Energy, Inc.                               10,658          310,361
Northeast Utilities                                     14,142          401,067
Progress Energy, Inc.                                   18,170          828,370
                                                                 --------------
                                                                     13,647,362
                                                                 --------------
ELECTRICAL EQUIPMENT (0.4%)
Rockwell Automation, Inc.                               46,267        3,212,780
Thomas & Betts Corp. (b)                                12,501          725,058
                                                                 --------------
                                                                      3,937,838
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Avnet, Inc. (b)                                         31,214        1,237,323
Tech Data Corp. (b)                                      3,355          129,033
Vishay Intertechnology, Inc. (b)                        28,608          452,579
                                                                 --------------
                                                                      1,818,935
                                                                 --------------
ENERGY EQUIPMENT & SERVICES (1.9%)
Cameron International Corp. (b)                         26,269        1,877,445
ENSCO International, Inc.                               42,326        2,582,309
Halliburton Co.                                        243,369        8,396,231
National Oilwell Varco, Inc. (b)                        49,443        5,153,938
Patterson-UTI Energy, Inc.                              38,153          999,990
Schlumberger, Ltd.                                       2,847          241,824
Tidewater, Inc.                                         13,981          990,973
                                                                 --------------
                                                                     20,242,710
                                                                 --------------

 M-70 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.4%)
Safeway, Inc.                                           54,637   $    1,859,297
Wal-Mart Stores, Inc.                                   50,021        2,406,510
                                                                 --------------
                                                                      4,265,807
                                                                 --------------
FOOD PRODUCTS (1.1%)
Dean Foods Co.                                          33,909        1,080,680
General Mills, Inc.                                     96,916        5,661,833
H.J. Heinz Co.                                          37,759        1,792,420
J.M. Smucker Co. (The)                                  13,795          878,190
Kellogg Co.                                              7,886          408,416
Kraft Foods, Inc. Class A                               41,786        1,472,957
Tyson Foods, Inc. Class A                               39,708          914,872
                                                                 --------------
                                                                     12,209,368
                                                                 --------------
GAS UTILITIES (0.3%)
AGL Resources, Inc.                                      9,264          375,007
National Fuel Gas Co.                                   10,333          447,522
Nicor, Inc. (a)                                          5,513          236,618
ONEOK, Inc.                                             26,901        1,356,079
WGL Holdings, Inc.                                       7,574          247,215
                                                                 --------------
                                                                      2,662,441
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Advanced Medical Optics, Inc. (a)(b)                    14,450          504,017
Bausch & Lomb, Inc.                                      1,703          118,256
Baxter International, Inc.                             116,784        6,579,611
Biomet, Inc.                                            17,062          780,075
Boston Scientific Corp. (b)                             52,644          807,559
DENTSPLY International, Inc.                            12,645          483,798
Edwards Lifesciences Corp. (b)                          14,011          691,303
Zimmer Holdings, Inc. (b)                               14,748        1,251,958
                                                                 --------------
                                                                     11,216,577
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES (4.6%)
Aetna, Inc.                                            141,745        7,002,203
AmerisourceBergen Corp.                                 53,324        2,637,938
Apria Healthcare Group, Inc. (a)(b)                     10,460          300,934
Cardinal Health, Inc.                                   23,635        1,669,576
CIGNA Corp.                                             77,573        4,050,862
Coventry Health Care, Inc. (a)(b)                       44,652        2,574,188
Health Management Associates, Inc. Class A (a)           7,487           85,052
Health Net, Inc. (b)                                    10,129          534,811
Humana, Inc. (b)                                        46,863        2,854,425
Lincare Holdings, Inc. (b)                              15,488          617,197
McKesson Corp.                                          82,974        4,948,569
Medco Health Solutions, Inc. (b)                        15,524        1,210,717
Quest Diagnostics, Inc.                                  4,227          218,325
UnitedHealth Group, Inc.                               218,432       11,170,612


                                                        SHARES            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
WellCare Health Plans, Inc. (a)(b)                       7,046   $      637,733
WellPoint, Inc. (b)                                    114,540        9,143,728
                                                                 --------------
                                                                     49,656,870
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Bob Evans Farms, Inc. (a)                                8,675          319,674
Brinker International, Inc.                             18,977          555,457
CBRL Group, Inc. (a)                                     6,122          260,063
Darden Restaurants, Inc.                                12,895          567,251
Harrah's Entertainment, Inc.                            14,715        1,254,601
McDonald's Corp.                                        94,985        4,821,439
Wendy's International, Inc.                             24,922          915,884
                                                                 --------------
                                                                      8,694,369
                                                                 --------------
HOUSEHOLD DURABLES (1.2%)
American Greetings Corp. Class A                        13,853          392,455
Beazer Homes USA, Inc. (a)                               3,437           84,791
Black & Decker Corp.                                    18,527        1,636,119
Blyth, Inc.                                              6,136          163,095
Centex Corp. (a)                                        18,750          751,875
Fortune Brands, Inc. (a)                                 1,649          135,828
Harman International Industries, Inc.                    2,556          298,541
KB Home (a)                                             21,652          852,439
Leggett & Platt, Inc. (a)                               36,173          797,615
Lennar Corp. Class A (a)                                38,816        1,419,113
M.D.C. Holdings, Inc.                                    8,509          411,495
Mohawk Industries, Inc. (a)(b)                          13,047        1,315,007
Newell Rubbermaid, Inc.                                 78,038        2,296,658
NVR, Inc. (a)(b)                                           869          590,703
Ryland Group, Inc. (a)                                   2,667           99,666
Stanley Works (The)                                     10,231          621,022
Tupperware Brands Corp.                                 14,806          425,524
Whirlpool Corp.                                          9,804        1,090,205
                                                                 --------------
                                                                     13,382,151
                                                                 --------------
HOUSEHOLD PRODUCTS (1.8%)
Church & Dwight Co., Inc.                                2,053           99,488
Energizer Holdings, Inc. (b)                            13,699        1,364,420
Kimberly-Clark Corp.                                    56,583        3,784,837
Procter & Gamble Co. (The)                             237,470       14,530,789
                                                                 --------------
                                                                     19,779,534
                                                                 --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (b)                                    103,746        2,269,962
TXU Corp.                                               27,014        1,818,042
                                                                 --------------
                                                                      4,088,004
                                                                 --------------
INDUSTRIAL CONGLOMERATES (3.4%)
V  General Electric Co.                                623,130       23,853,416
Teleflex, Inc.                                           9,538          780,018
Tyco International, Ltd.                               367,324       12,411,878
                                                                 --------------
                                                                     37,045,312
                                                                 --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (7.8%)
ACE, Ltd.                                               91,677   $    5,731,646
AFLAC, Inc.                                             21,993        1,130,440
Allstate Corp. (The)                                   143,610        8,833,451
American Financial Group, Inc.                          17,002          580,618
American International Group, Inc.                     107,190        7,506,516
Aon Corp. (a)                                           83,866        3,573,530
Assurant, Inc.                                          21,945        1,292,999
Chubb Corp. (The)                                       87,948        4,761,505
Commerce Group, Inc.                                     1,513           52,531
Everest Re Group, Ltd.                                   1,941          210,870
Fidelity National Financial, Inc. Class A               27,568          653,362
First American Corp.                                     6,011          297,545
Genworth Financial, Inc. Class A                        94,870        3,263,528
Hartford Financial Services Group, Inc. (The)           83,432        8,218,886
HCC Insurance Holdings, Inc.                            27,180          908,084
Horace Mann Educators Corp.                             10,532          223,700
Lincoln National Corp.                                  29,645        2,103,313
MetLife, Inc.                                          129,858        8,373,244
Old Republic International Corp.                        42,922          912,522
Principal Financial Group, Inc.                         57,038        3,324,745
Prudential Financial, Inc.                              93,558        9,096,644
Torchmark Corp.                                          9,104          609,968
Travelers Cos., Inc. (The)                             105,192        5,627,772
Unum Group                                              51,389        1,341,767
W.R. Berkley Corp.                                      41,200        1,340,648
XL Capital, Ltd. Class A                                51,043        4,302,414
                                                                 --------------
                                                                     84,272,248
                                                                 --------------
INTERNET & CATALOG RETAIL (0.2%)
IAC/InterActiveCorp. (a)(b)                             61,216        2,118,686
Netflix, Inc. (a)(b)                                     2,140           41,495
                                                                 --------------
                                                                      2,160,181
                                                                 --------------
INTERNET SOFTWARE & SERVICES (0.3%)
Digital River, Inc. (b)                                  3,407          154,167
eBay, Inc. (b)                                           7,490          241,028
Google, Inc. Class A (b)                                 2,806        1,468,604
ValueClick, Inc. (b)                                    24,124          710,693
VeriSign, Inc. (b)                                       7,531          238,959
                                                                 --------------
                                                                      2,813,451
                                                                 --------------
IT SERVICES (1.4%)
Acxiom Corp.                                            14,677          388,207
Affiliated Computer Services, Inc. Class A (b)           5,888          333,967
Alliance Data Systems Corp. (b)                         10,261          792,970
Automatic Data Processing, Inc.                         12,550          608,299
BISYS Group, Inc. (The) (b)                              3,668           43,392
Broadridge Financial Solutions LLC                      12,900          246,648
CheckFree Corp. (a)(b)                                  10,573          425,035


                                                        SHARES            VALUE
IT SERVICES (CONTINUED)
Computer Sciences Corp. (b)                             48,639   $    2,876,997
Convergys Corp. (b)                                     38,443          931,858
CSG Systems International, Inc. (b)                     11,017          292,061
DST Systems, Inc. (a)(b)                                 1,737          137,588
Electronic Data Systems Corp.                          144,335        4,002,410
First Data Corp.                                       109,358        3,572,726
Gartner, Inc. (b)                                        1,637           40,254
Global Payments, Inc.                                    2,103           83,384
MPS Group, Inc. (b)                                     19,188          256,544
SRA International, Inc. Class A (b)                      4,905          123,900
Western Union Co. (The)                                 13,965          290,891
                                                                 --------------
                                                                     15,447,131
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS (0.7%)
Brunswick Corp.                                         24,656          804,525
Eastman Kodak Co. (a)                                   80,741        2,247,022
Hasbro, Inc.                                            45,062        1,415,397
Mattel, Inc.                                           110,171        2,786,225
                                                                 --------------
                                                                      7,253,169
                                                                 --------------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
Invitrogen Corp. (b)                                     8,637          636,979
                                                                 --------------

MACHINERY (2.2%)
AGCO Corp. (b)                                          22,184          963,007
Caterpillar, Inc.                                      127,408        9,976,046
Cummins, Inc. (a)                                       29,298        2,965,251
Eaton Corp.                                             22,770        2,117,610
Illinois Tool Works, Inc.                               11,236          608,879
ITT Corp.                                               51,169        3,493,819
PACCAR, Inc.                                            15,235        1,326,054
Pall Corp.                                               3,851          177,107
Terex Corp. (b)                                         19,050        1,548,765
                                                                 --------------
                                                                     23,176,538
                                                                 --------------
MEDIA (4.6%)
Belo Corp. Class A                                      16,273          335,061
CBS Corp. Class B                                      206,687        6,886,811
Clear Channel Communications, Inc.                      46,493        1,758,365
Comcast Corp. Class A (b)                                  943           26,517
DIRECTV Group, Inc. (The) (b)                          217,289        5,021,549
Dow Jones & Co., Inc. (a)                                1,236           71,008
Gannett Co., Inc.                                       57,131        3,139,348
Harte-Hanks, Inc.                                        4,255          109,268
John Wiley & Sons, Inc. Class A                          9,573          462,280
Lee Enterprises, Inc.                                   11,102          231,588
McGraw-Hill Cos., Inc. (The)                            98,723        6,721,062
Media General, Inc. Class A                              2,251           74,891
Omnicom Group, Inc.                                     93,953        4,971,993
Tribune Co.                                             24,969          734,089
Viacom, Inc. Class B (b)                               184,767        7,691,850

 M-72 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (CONTINUED)
Walt Disney Co. (The)                                  328,217   $   11,205,328
Westwood One, Inc.                                       6,568           47,224
                                                                 --------------
                                                                     49,488,232
                                                                 --------------
METALS & MINING (1.6%)
Carpenter Technology Corp.                                 713           92,911
Commercial Metals Co.                                    3,620          122,247
Freeport-McMoRan Copper & Gold, Inc. Class B (a)        93,369        7,732,821
Nucor Corp.                                             84,655        4,965,016
Steel Dynamics, Inc.                                    21,263          891,132
United States Steel Corp.                               33,258        3,616,808
                                                                 --------------
                                                                     17,420,935
                                                                 --------------
MULTILINE RETAIL (1.3%)
Big Lots, Inc. (a)(b)                                   30,726          903,959
Dollar General Corp.                                    18,790          411,877
Dollar Tree Stores, Inc. (b)                            24,953        1,086,703
Family Dollar Stores, Inc.                              23,531          807,584
Kohl's Corp. (b)                                        50,805        3,608,679
Macys, Inc.                                            135,188        5,377,779
Nordstrom, Inc.                                         35,520        1,815,782
Saks, Inc.                                              21,546          460,007
                                                                 --------------
                                                                     14,472,370
                                                                 --------------
MULTI-UTILITIES (0.3%)
KeySpan Corp.                                           15,133          635,283
MDU Resources Group, Inc.                                5,681          159,295
NiSource, Inc.                                          76,950        1,593,635
Public Service Enterprise Group, Inc.                    7,966          699,255
                                                                 --------------
                                                                      3,087,468
                                                                 --------------
OFFICE ELECTRONICS (0.4%)
Xerox Corp. (b)                                        220,527        4,075,339
                                                                 --------------

OIL, GAS & CONSUMABLE FUELS (10.6%)
V  Chevron Corp.                                       254,854       21,468,901
ConocoPhillips                                         180,371       14,159,124
V  ExxonMobil Corp.                                    538,208       45,144,887
Frontier Oil Corp.                                       6,214          271,987
Marathon Oil Corp.                                     170,697       10,234,992
Noble Energy, Inc.                                      36,602        2,283,599
Occidental Petroleum Corp.                             161,897        9,370,598
Overseas Shipholding Group, Inc.                         6,765          550,671
Plains Exploration & Production Co. (b)                  4,524          216,292
Pogo Producing Co. (a)                                   1,801           91,473
Valero Energy Corp.                                    143,496       10,598,615
                                                                 --------------
                                                                    114,391,139
                                                                 --------------


                                                        SHARES            VALUE
PAPER & FOREST PRODUCTS (0.3%)
Abitibi-Consolidated, Inc. (b)                         110,781   $      325,696
Weyerhaeuser Co.                                        42,534        3,357,209
                                                                 --------------
                                                                      3,682,905
                                                                 --------------
PERSONAL PRODUCTS (0.1%)
Alberto-Culver Co.                                      19,622          465,434
Estee Lauder Cos., Inc. (The) Class A                   18,139          825,506
NBTY, Inc. (b)                                           4,994          215,741
                                                                 --------------
                                                                      1,506,681
                                                                 --------------
PHARMACEUTICALS (4.1%)
Abbott Laboratories                                      1,726           92,427
Endo Pharmaceuticals Holdings, Inc. (b)                  7,543          258,197
Forest Laboratories, Inc. (b)                           81,737        3,731,294
Johnson & Johnson                                      176,587       10,881,291
King Pharmaceuticals, Inc. (b)                          68,276        1,396,927
Merck & Co., Inc.                                      101,004        5,029,999
Mylan Laboratories, Inc.                                 5,693          103,556
V  Pfizer, Inc.                                        823,616       21,059,861
Schering-Plough Corp.                                   19,576          595,893
Watson Pharmaceuticals, Inc. (b)                        28,745          935,075
                                                                 --------------
                                                                     44,084,520
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
Apartment Investment & Management Co. Class A            9,084          458,015
Archstone-Smith Trust (a)                                4,201          248,321
Cousins Properties, Inc.                                 6,581          190,915
Plum Creek Timber Co., Inc.                              4,126          171,889
Potlatch Corp.                                           4,796          206,468
                                                                 --------------
                                                                      1,275,608
                                                                 --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc. Class A (b)                 5,829          212,759
                                                                 --------------

ROAD & RAIL (0.2%)
Avis Budget Group, Inc. (b)                             24,563          698,326
Con-way, Inc.                                           11,283          566,858
YRC Worldwide, Inc. (b)                                 13,901          511,557
                                                                 --------------
                                                                      1,776,741
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Analog Devices, Inc.                                    10,523          396,086
Applied Materials, Inc.                                377,392        7,498,779
Atmel Corp. (b)                                         38,700          215,172
Intel Corp.                                            134,041        3,184,814
Intersil Corp. Class A (a)                              16,804          528,654
Lam Research Corp. (b)                                  34,306        1,763,328
Linear Technology Corp. (a)                              7,918          286,473
Micrel, Inc.                                             6,732           85,631
National Semiconductor Corp. (a)                        79,586        2,249,896
Novellus Systems, Inc. (a)(b)                           35,274        1,000,723
NVIDIA Corp. (b)                                        10,911          450,733

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Semtech Corp. (a)(b)                                     8,306   $      143,943
Teradyne, Inc. (a)(b)                                   53,219          935,590
Xilinx, Inc.                                            14,375          384,819
                                                                 --------------
                                                                     19,124,641
                                                                 --------------
SOFTWARE (3.4%)
BMC Software, Inc. (b)                                  57,330        1,737,099
CA, Inc.                                               115,562        2,984,966
Cadence Design Systems, Inc. (b)                        52,105        1,144,226
Compuware Corp. (b)                                     90,002        1,067,424
Fair Isaac Corp.                                        12,574          504,469
Intuit, Inc. (b)                                        42,822        1,288,086
McAfee, Inc. (b)                                         9,788          344,538
V  Microsoft Corp.                                     674,993       19,892,044
Novell, Inc. (b)                                        95,869          746,820
Sybase, Inc. (b)                                        22,244          531,409
Symantec Corp. (b)                                     259,019        5,232,184
Synopsys, Inc. (b)                                      35,142          928,803
Wind River Systems, Inc. (b)                             7,009           77,099
                                                                 --------------
                                                                     36,479,167
                                                                 --------------
SPECIALTY RETAIL (1.5%)
Aeropostale, Inc. (b)                                   11,266          469,567
American Eagle Outfitters, Inc.                         48,675        1,249,001
AnnTaylor Stores Corp. (b)                              10,823          383,351
AutoZone, Inc. (b)                                      13,884        1,896,832
Barnes & Noble, Inc.                                     4,672          179,732
Charming Shoppes, Inc. (b)                              15,138          163,945
Circuit City Stores, Inc. (a)                           17,666          266,403
GameStop Corp. Class A (b)                              23,114          903,757
Gap, Inc. (The)                                        113,656        2,170,830
OfficeMax, Inc.                                          6,903          271,288
Pacific Sunwear of California, Inc. (b)                  4,295           94,490
Payless ShoeSource, Inc. (b)                            12,353          389,737
RadioShack Corp. (a)                                    38,200        1,265,948
Ross Stores, Inc.                                       21,695          668,206
Sherwin-Williams Co. (The)                              26,107        1,735,332
TJX Cos., Inc.                                         127,913        3,517,608
                                                                 --------------
                                                                     15,626,027
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Hanesbrands, Inc. (b)                                    6,003          162,261
Jones Apparel Group, Inc.                               13,537          382,420
NIKE, Inc. Class B                                      45,891        2,674,985
Phillips-Van Heusen Corp.                                8,471          513,088
Polo Ralph Lauren Corp.                                 17,188        1,686,315
                                                                 --------------
                                                                      5,419,069
                                                                 --------------
THRIFTS & MORTGAGE FINANCE (0.5%)
Fannie Mae                                               9,292          607,046
First Niagara Financial Group, Inc.                     26,706          349,849


                                                        SHARES            VALUE
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Freddie Mac                                             20,084   $    1,219,099
New York Community Bancorp, Inc. (a)                     8,557          145,640
Radian Group, Inc.                                      16,036          865,944
Synergy Financial Group, Inc.                            9,465          126,263
Washington Mutual, Inc.                                 55,309        2,358,376
                                                                 --------------
                                                                      5,672,217
                                                                 --------------
TOBACCO (1.9%)
V  Altria Group, Inc.                                  256,407       17,984,387
Reynolds American, Inc. (a)                             10,514          685,513
Universal Corp.                                          6,288          383,065
UST, Inc.                                               19,847        1,065,982
                                                                 --------------
                                                                     20,118,947
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
United Rentals, Inc. (b)                                 8,271          269,138
W.W. Grainger, Inc.                                      2,247          209,083
                                                                 --------------
                                                                        478,221
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
ALLTEL Corp.                                            10,271          693,806
Sprint Nextel Corp.                                    215,168        4,456,129
Telephone and Data Systems, Inc.                         9,179          574,330
                                                                 --------------
                                                                      5,724,265
                                                                 --------------
Total Common Stocks
 (Cost $922,398,510)                                              1,064,361,818
                                                                 --------------

INVESTMENT COMPANY (0.9%)
-------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (a)(c)               62,303        9,364,141
                                                                 --------------
Total Investment Company
 (Cost $9,355,385)                                                    9,364,141
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (4.2%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (1.2%)
Barton Capital LLC
 5.29%, due 7/5/07 (d)                              $1,274,799        1,274,799
Clipper Receivables Corp.
 5.291%, due 7/17/07 (d)                             1,019,839        1,019,839
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (d)                             2,294,639        2,294,639
Compass Securitization
 5.292%, due 7/3/07 (d)                                254,960          254,960
 5.303%, due 7/13/07 (d)                               764,879          764,879
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (d)                               764,879          764,879

 M-74 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (d)                             $  757,845   $      757,845
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (d)                               509,920          509,920
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (d)                              1,019,839        1,019,839
Old Line Funding LLC
 5.279%, due 7/2/07 (d)                                509,920          509,920
 5.286%, due 7/2/07 (d)                                764,879          764,879
Three Pillars Funding LLC
 5.304%, due 7/16/07 (d)                             1,529,759        1,529,759
Yorktown Capital LLC
 5.295%, due 7/3/07 (d)                                764,879          764,879
 5.303%, due 7/24/07 (d)                               509,920          509,920
                                                                 --------------
Total Commercial Paper
 (Cost $12,740,956)                                                  12,740,956
                                                                 --------------

                                                        SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (d)              2,370,306        2,370,306
                                                                 --------------
Total Investment Company
 (Cost $2,370,306)                                                    2,370,306
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co. 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,020,305 (Collateralized
 by various Corporate Bonds,
 with rates between 0.00%-8.40% and maturity dates
 between 8/1/07-12/15/20, with a Principal Amount
 of
 $1,067,945 and a Market Value
 of $1,052,957) (d)                                 $1,019,839        1,019,839
                                                                 --------------
Total Repurchase Agreement
 (Cost $1,019,839)                                                    1,019,839
                                                                 --------------
TIME DEPOSITS (2.7%)
Abbey National PLC
 5.28%, due 7/6/07 (d)                               2,039,679        2,039,679
 5.29%, due 7/2/07 (d)                               1,784,719        1,784,719
Bank of America Corp.
 5.29%, due 8/16/07 (d)(e)                           2,039,678        2,039,678
Barclays
 5.31%, due 8/20/07 (d)                              2,039,678        2,039,678

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Calyon
 5.30%, due 8/13/07 (d)                             $2,039,678   $    2,039,678
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (d)                              1,529,759        1,529,759
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (d)                              1,529,759        1,529,759
Deutsche Bank AG
 5.28%, due 7/10/07 (d)                              1,784,719        1,784,719
Fortis Bank
 5.30%, due 7/30/07 (d)                              1,019,839        1,019,839
Rabobank Nederland
 5.29%, due 7/18/07 (d)                              1,784,719        1,784,719
Royal Bank of Canada
 5.285%, due 8/3/07 (d)                              3,824,397        3,824,397
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (d)                               3,824,397        3,824,397
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (d)                              1,529,759        1,529,759
UBS AG
 5.277%, due 7/3/07 (d)                              2,039,678        2,039,678
                                                                 --------------
Total Time Deposits
 (Cost $28,810,458)                                                  28,810,458
                                                                 --------------
Total Short-Term Investments
 (Cost $44,941,559)                                                  44,941,559
                                                                 --------------
Total Investments
 (Cost $976,695,454) (f)                                 103.9%   1,118,667,518(g)
Liabilities in Excess of
 Cash and Other Assets                                    (3.9)     (41,767,051)
                                                    ----------   --------------
Net Assets                                               100.0%  $1,076,900,467
                                                    ==========   ==============

++   Less than one-tenth of a percent.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June 30,
     2007.
(f)  The cost for federal income tax purposes is $985,125,441.
(g)  At June 30, 2007 net unrealized appreciation was
     $133,542,077, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $153,706,193 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $20,164,116.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost
  $976,695,454) including $43,567,930 market
  value of securities loaned                  $1,118,667,518
Cash                                               2,145,702
Receivables:
  Investment securities sold                      50,717,255
  Dividends and interest                           1,231,057
  Fund shares sold                                   831,830
Other assets                                           9,907
                                              --------------
    Total assets                               1,173,603,269
                                              --------------

LIABILITIES:
Securities lending collateral                     44,941,559
Payables:
  Investment securities purchased                 50,713,137
  Fund shares redeemed                               342,389
  Adviser (See Note 3)                               223,316
  Shareholder communication                          215,268
  Administrator (See Note 3)                         178,653
  Professional fees                                   59,073
  NYLIFE Distributors (See Note 3)                    15,941
  Custodian                                           12,030
Accrued expenses                                       1,436
                                              --------------
    Total liabilities                             96,702,802
                                              --------------
Net assets                                    $1,076,900,467
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                               $      378,944
  Service Class                                       29,754
Additional paid-in capital                       787,638,998
Accumulated undistributed net investment
  income                                          19,027,995
Accumulated undistributed net realized gain
  on investments                                 127,852,712
Net unrealized appreciation on investments       141,972,064
                                              --------------
Net assets                                    $1,076,900,467
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  998,871,206
                                              ==============
Shares of capital stock outstanding               37,894,370
                                              ==============
Net asset value per share outstanding         $        26.36
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $   78,029,261
                                              ==============
Shares of capital stock outstanding                2,975,351
                                              ==============
Net asset value per share outstanding         $        26.23
                                              ==============

 M-76 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 9,031,237
  Interest                                            35,853
  Income from securities loaned--net                  32,699
                                                 ------------
    Total income                                   9,099,789
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            1,293,452
  Administration (See Note 3)                      1,034,761
  Shareholder communication                          101,600
  Distribution and service--Service Class
    (See Note 3)                                      87,502
  Professional fees                                   72,911
  Custodian                                           38,219
  Directors                                           25,459
  Miscellaneous                                       18,708
                                                 ------------
    Total expenses                                 2,672,612
                                                 ------------
Net investment income                              6,427,177
                                                 ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on investments                  60,469,495
Net change in unrealized appreciation on
  investments                                      9,094,987
                                                 ------------
Net realized and unrealized gain on investments   69,564,482
                                                 ------------
Net increase in net assets resulting from
  operations                                     $75,991,659
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                          2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $    6,427,177   $   12,699,321
 Net realized gain on
  investments                       60,469,495       73,415,555
 Net change in unrealized
  appreciation on investments        9,094,987       60,164,819
                                -------------------------------
 Net increase in net assets
  resulting from operations         75,991,659      146,279,695
                                -------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                            --       (5,180,449)
   Service Class                            --         (257,581)
 From net realized gain on investments:
   Initial Class                            --      (20,476,722)
   Service Class                            --       (1,408,786)
                                -------------------------------
 Total dividends and
  distributions to
  shareholders                              --      (27,323,538)
                                -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    43,687,280      107,290,786
   Service Class                    10,470,440       14,134,600
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                            --       25,657,171
   Service Class                            --        1,666,367
                                -------------------------------
                                    54,157,720      148,748,924
 Cost of shares redeemed:
   Initial Class                   (66,424,099)    (157,581,986)
   Service Class                    (2,623,148)      (4,744,323)
                                -------------------------------
                                   (69,047,247)    (162,326,309)
   Decrease in net assets
    derived from capital share
    transactions                   (14,889,527)     (13,577,385)
                                -------------------------------
   Net increase in net assets       61,102,132      105,378,772

NET ASSETS:
Beginning of period              1,015,798,335      910,419,563
                                -------------------------------
End of period                   $1,076,900,467   $1,015,798,335
                                ===============================
Accumulated undistributed net
 investment income at end of
 period                         $   19,027,995   $   12,600,818
                                ===============================

 M-78 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  www.mainstayfunds.com     M-79

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  24.51       $  21.62      $  20.52      $  18.75      $  14.98      $  19.99
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.17           0.31(b)       0.33(b)       0.28(c)       0.17(b)       0.16
Net realized and unrealized gain (loss) on
  investments                                    1.68           3.26          1.25          1.77          3.78         (5.01)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 1.85           3.57          1.58          2.05          3.95         (4.85)
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.14)        (0.22)        (0.28)        (0.18)        (0.16)
  From net realized gain on investments            --          (0.54)        (0.26)           --            --            --
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.68)        (0.48)        (0.28)        (0.18)        (0.16)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  26.36       $  24.51      $  21.62      $  20.52      $  18.75      $  14.98
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          7.56%(e)      16.47%         7.70%(d)     10.90%        26.37%       (24.25%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.26%+         1.35%         1.58%         1.44%(c)      1.05%         0.89%
  Net expenses                                   0.50%+         0.52%         0.30%         0.53%         0.52%         0.51%
  Expenses (before reimbursement)                0.50%+         0.52%         0.50%         0.53%         0.52%         0.51%
Portfolio turnover rate                            48%            90%           83%          151%           72%          120%
Net assets at end of period (in 000's)       $998,871       $950,660      $863,109      $923,660      $864,373      $731,686

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     7.49% and 7.22% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-80 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               SERVICE CLASS
    -------------------------------------------------------------------
                                                             JUNE 5,
    SIX MONTHS                                               2003(A)
      ENDED                                                  THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,           DECEMBER 31,
      2007*          2006         2005         2004            2003
     $ 24.41        $ 21.56      $ 20.49      $ 18.74        $ 16.45
    ----------      -------      -------      -------      ------------
        0.11           0.25(b)      0.28(b)      0.24(c)        0.07(b)
        1.71           3.24         1.23         1.75           2.38
    ----------      -------      -------      -------      ------------
        1.82           3.49         1.51         1.99           2.45
    ----------      -------      -------      -------      ------------
          --          (0.10)       (0.18)       (0.24)         (0.16)
          --          (0.54)       (0.26)          --             --
    ----------      -------      -------      -------      ------------
          --          (0.64)       (0.44)       (0.24)         (0.16)
    ----------      -------      -------      -------      ------------
     $ 26.23        $ 24.41      $ 21.56      $ 20.49        $ 18.74
    ==========      =======      =======      =======      ============
        7.43%(e)      16.18%        7.39%(d)    10.62%         14.93%(e)
        1.01%+         1.11%        1.33%        1.19%(c)       0.80%+(f)
        0.75%+         0.77%        0.55%        0.78%          0.77%+
        0.75%+         0.77%        0.75%        0.78%          0.77%+
          48%            90%          83%         151%            72%
     $78,029        $65,138      $47,311      $33,013        $10,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 4.48%    12.78%     9.31%

                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                  CONSERVATIVE                                               LEHMAN BROTHERS      CONSERVATIVE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                  ------------        -------------         ---------        ---------------      ------------
2/13/06                             10000.00            10000.00            10000.00            10000.00            10000.00
                                    10023.00            10099.00            10596.00             9950.00            10036.00
6/30/07                             11305.00            12178.00            13457.00            10559.00            11247.00

SERVICE CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 4.35%    12.50%     9.04%

                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                  CONSERVATIVE                                               LEHMAN BROTHERS      CONSERVATIVE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                  ------------        -------------         ---------        ---------------      ------------
2/13/06                             10000.00            10000.00            10000.00            10000.00            10000.00
                                    10015.00            10099.00            10596.00             9950.00            10036.00
6/30/07                             11267.00            12178.00            13457.00            10559.00            11247.00

                                                          SIX      ONE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    INCEPTION

Conservative Allocation Benchmark*                        3.57%   12.07%     8.92%
S&P 500(R) Index*                                         6.96    20.59     15.37
MSCI EAFE(R) Index*                                      10.74    27.00     24.04
Lehman Brothers(R) Aggregate Bond Index*                  0.98     6.12      4.02

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-82   MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,045.20            $0.51            $1,024.50             $0.50
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,043.95            $1.77            $1,023.25             $1.76
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.10% for Initial Class and 0.35% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                  www.mainstayfunds.com     M-83

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.5
Cash and Other Assets, Less Liabilities                                           0.5

See Portfolio of Investments on page M-87 for specific holdings within these categories.

 M-84   MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony H. Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Conservative Allocation Portfolio returned 4.48% for Initial Class shares and 4.35% for Service Class shares. Both share classes outperformed the 3.57% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Conservative Portfolio and the 3.57% return of Conservative Allocation Benchmark for the six-month reporting period. Both share classes underperformed the 6.96% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2007.

HOW WAS THE PORTFOLIO POSITIONED DURING THE FIRST HALF OF 2007?

Throughout the reporting period, the Portfolio was positioned to favor large-cap, growth-oriented stocks. We believed that the market would eventually reverse its long-standing preference for small-cap stocks and value-oriented names, since relative valuations among smaller value stocks had become decidedly skewed relative to historical norms. This positioning did not have a significant impact on the Portfolio's performance. According to Russell data, although growth stocks generally outperformed value stocks, especially in the second quarter of 2007, small- and mid-cap stocks did better than large-capitalization issues for the six-month period. In the second quarter, however, large-cap stocks outpaced stocks of smaller companies.

The Portfolio generally benefited from its exposure to international equities. Foreign markets roughly equaled the performance of the U.S. market in local currency terms, but a decline in the U.S. dollar substantially improved the return the Portfolio earned on its international equity investments.

WERE THERE ANY TACTICAL OR STRATEGIC ADJUSTMENTS IN THE PORTFOLIO'S POSITIONING DURING THE REPORTING PERIOD?

No, there weren't. Our rationale for the Portfolio's positioning remained intact throughout the reporting period, so adjustments were unnecessary.

DURING THE REPORTING PERIOD, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

The best-performing underlying equity investment options held by the Portfolio during the reporting period were MainStay ICAP International Fund and MainStay VP Capital Appreciation Portfolio. Among the underlying equity investment options held by the Portfolio, MainStay VP International Equity Portfolio had the lowest total return, followed by MainStay VP S&P 500 Index Portfolio.

WHICH UNDERLYING EQUITY INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

MainStay VP Large Cap Growth Portfolio and MainStay ICAP Select Equity Fund were among the Portfolio's best-performing underlying equity investment options, and each represented almost 10% of

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-85
the Portfolio's net assets. Together these underlying investment options were the most significant contributors to positive performance both on an absolute and a relative basis.

Although all of the Portfolio's underlying equity investment options posted positive returns for the reporting period, the weakest contributions came from MainStay VP International Equity Portfolio and MainStay VP S&P 500 Portfolio. The Portfolio's positions in these underlying investment options were relatively small and earned comparatively low returns.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The Federal Open Market Committee left the federal funds target rate at 5.25% during the first half of 2007, so the short end of the yield curve was rela-tively stable. Yields on intermediate- and long-term investment-grade bonds increased appreciably during the reporting period. Credit spreads were volatile, especially in response to problems in the subprime mortgage market, but finished the period near where they began.

Floating-rate securities showed relatively strong performance, as short-term rates remained relatively stable and default rates remained low. Further along the yield curve, lower-grade credits fared well in relation to higher-grade issues with similar maturities. Treasury securities and high-grade debt had the weakest performance, as a steepening yield curve devalued longer-maturity securities.

WERE THERE ANY ADJUSTMENTS TO THE PORTFOLIO'S UNDERLYING FIXED-INCOME INVESTMENT OPTIONS DURING THE REPORTING PERIOD?

Although the Portfolio makes tactical adjustments to its equity holdings, a strategic blend of underlying fixed-income investment options was established at the inception of the Portfolio and has been maintained ever since. The Portfolio's underlying fixed-income investment options are similar to the Lehman Brothers(R) Aggregate Bond Index* (the bond component of the Conservative Allocation Benchmark) in that they focus primarily on investment-grade securities. The Portfolio does, however, maintain small exposures to Underlying Fixed-Income Portfolios that invest in lower-quality debt securities. We believe that these additional exposures may contribute positively to the Portfolio's performance over time.

WHICH UNDERLYING FIXED-INCOME PORTFOLIOS WERE STRONG PERFORMERS FOR THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH WERE WEAK PERFORMERS?

In terms of total return, the Portfolio's best-performing Underlying Fixed-Income Portfolios during the reporting period were MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio. The Portfolio holding with the lowest total return for the reporting period was MainStay VP Bond Portfolio.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the underlying investment options will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the underlying investment options will generally rise.

- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These underlying investment options may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-86   MainStay VP Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.5%)+
----------------------------------------------------------------------------
EQUITY FUNDS (39.9%)
MainStay ICAP Equity Fund Class I                      58,051   $  2,797,458
MainStay ICAP International Fund Class I               65,199      2,823,108
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                 58,666      1,581,676
MainStay VP Common Stock Portfolio Initial Class      366,183      9,652,337
MainStay VP ICAP Select Equity Portfolio Initial
 Class (a)                                            749,940     11,307,684
MainStay VP International Equity Portfolio Initial
 Class                                                140,624      2,803,001
MainStay VP Large Cap Growth Portfolio Initial
 Class                                                825,635     11,322,949
MainStay VP S&P 500 Index Portfolio Initial Class      89,665      2,776,966
                                                                ------------
                                                                  45,065,179
                                                                ------------
FIXED INCOME FUNDS (59.6%)
MainStay VP Bond Portfolio Initial Class (a)        3,678,587     50,481,290
MainStay VP Floating Rate Portfolio Initial Class
 (a)                                                  855,866      8,423,797
MainStay VP High Yield Corporate Bond Portfolio
 Initial Class                                        774,493      8,387,680
                                                                ------------
                                                                  67,292,767
                                                                ------------
Total Affiliated Investment Companies
 (Cost $106,617,746) (b)                                 99.5%   112,357,946(c)
Cash and Other Assets,
 Less Liabilities                                         0.5        521,208
                                                    ---------   ------------
Net Assets                                              100.0%  $112,879,154
                                                    =========   ============

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio/Fund Share Class.
(b)  The cost for federal income tax purposes is $106,681,707.
(c)  At June 30, 2007 net unrealized appreciation was $5,676,239 based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $5,766,410 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $90,171.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $106,617,746)       $112,357,946
Cash                                                 152,203
Receivables:
  Fund shares sold                                   576,520
  Interest                                             1,517
Other assets                                             954
                                                -------------
    Total assets                                 113,089,140
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    152,203
  Professional fees                                   21,736
  NYLIFE Distributors (See Note 3)                    21,717
  Shareholder communication                           10,551
  Custodian                                            3,695
Accrued expenses                                          84
                                                -------------
    Total liabilities                                209,986
                                                -------------
Net assets                                      $112,879,154
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $      1,958
  Service Class                                       99,460
Additional paid-in capital                       106,584,206
Accumulated undistributed net investment
  income                                             130,765
Accumulated undistributed net realized gain on
  investments                                        322,565
Net unrealized appreciation on investments         5,740,200
                                                -------------
Net assets                                      $112,879,154
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $  2,183,660
                                                =============
Shares of capital stock outstanding                  195,751
                                                =============
Net asset value per share outstanding           $      11.16
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $110,695,494
                                                =============
Shares of capital stock outstanding                9,945,955
                                                =============
Net asset value per share outstanding           $      11.13
                                                =============

 M-88 MainStay VP Conservative Allocation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  274,989
  Interest                                             6,552
                                                  -----------
    Total income                                     281,541
                                                  -----------
EXPENSES:
  Distribution and service--Service Class (See
    Note 3)                                          106,144
  Professional fees                                   18,549
  Custodian                                           11,368
  Shareholder communication                            5,784
  Directors                                            1,702
  Offering (See Note 3)                                1,633
  Miscellaneous                                        2,130
                                                  -----------
    Total expenses before recoupment                 147,310
  Expense recoupment from Manager (See Note 3)         8,917
                                                  -----------
    Net expenses                                     156,227
                                                  -----------
Net investment income                                125,314
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from affiliated investment
  company transactions                               124,112
Net change in unrealized appreciation on
  investments                                      3,383,625
                                                  -----------
Net realized and unrealized gain on investments    3,507,737
                                                  -----------
Net increase in net assets resulting from
  operations                                      $3,633,051
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                        2007         2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $    125,314      $   550,893
 Net realized gain from
  affiliated investment
  company transactions               124,112          442,339
 Net change in unrealized
  appreciation on investments      3,383,625        2,356,575
                                -----------------------------
 Net increase in net assets
  resulting from operations        3,633,051        3,349,807
                                -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                          --          (15,388)
   Service Class                          --         (601,944)
 From net realized gain on investments:
   Initial Class                          --           (4,117)
   Service Class                          --         (179,391)
                                -----------------------------
 Total dividends and
  distributions to
  shareholders                            --         (800,840)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                     870,700        1,488,907
   Service Class                  47,593,700       66,540,677
 Net asset value of shares issued to
  shareholders in
  reinvestment of dividends and
  distributions:
   Initial Class                          --           19,505
   Service Class                          --          781,335
                                -----------------------------
                                  48,464,400       68,830,424
 Cost of shares redeemed:
   Initial Class                    (243,358)         (85,240)
   Service Class                  (5,097,186)      (5,171,904)
                                -----------------------------
                                  (5,340,544)      (5,257,144)
   Increase in net assets
    derived from capital share
    transactions                  43,123,856       63,573,280
                                -----------------------------
   Net increase in net assets     46,756,907       66,122,247

NET ASSETS:
Beginning of period               66,122,247               --
                                -----------------------------
End of period                   $112,879,154      $66,122,247
                                =============================
Accumulated undistributed net
 investment income at end of
 period                         $    130,765      $     5,451
                                =============================

 M-90 MainStay VP Conservative Allocation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                     SERVICE CLASS
                                            ----------------------------      ----------------------------
                                                            FEBRUARY 13,                      FEBRUARY 13,
                                            SIX MONTHS        2006(A)         SIX MONTHS        2006(A)
                                              ENDED           THROUGH           ENDED           THROUGH
                                             JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                              2007*             2006            2007*             2006
Net asset value at beginning of period       $  10.68         $  10.00         $  10.67         $  10.00
                                            ----------      ------------      ----------      ------------
Net investment income                            0.02             0.19(b)          0.01             0.18(b)
Net realized and unrealized gain on
  investments                                    0.46             0.63             0.45             0.62
                                            ----------      ------------      ----------      ------------
Total from investment operations                 0.48             0.82             0.46             0.80
                                            ----------      ------------      ----------      ------------
Less dividends and distributions:
  From net investment income                       --            (0.11)              --            (0.10)
  From net realized gain on investments            --            (0.03)              --            (0.03)
                                            ----------      ------------      ----------      ------------
Total dividends and distributions                  --            (0.14)              --            (0.13)
                                            ----------      ------------      ----------      ------------
Net asset value at end of period             $  11.16         $  10.68         $  11.13         $  10.67
                                            ==========      ============      ==========      ============
Total investment return                          4.48%(c)         8.20%(c)         4.35%(c)         7.97%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          0.53%+           2.04%+           0.28%+           1.96%+
  Net expenses                                   0.10%+           0.25%+           0.35%+           0.50%+
  Expenses (before
    reimbursement/recoupment)                    0.12%+           0.28%+           0.37%+           0.53%+
Portfolio turnover rate                             2%              23%               2%              23%
Net assets at end of period (in 000's)       $  2,184         $  1,480         $110,695         $ 64,642

(a)  Commencement of operations.
(b)  Per share based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 9.08%    16.17%    10.23%     8.69%

(PERFORMANCE GRAPHS)                       (After Portfolio operating expenses)

                                                                 MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                        PORTFOLIO                       SECURITIES INDEX
                                                                  -----------------------        --------------------------------
6/30/97                                                                    10000                              10000
                                                                           11785                              11745
                                                                           13488                              13439
                                                                           17112                              16794
                                                                           15424                              14627
                                                                           14137                              13041
                                                                           15122                              14854
                                                                           17008                              17165
                                                                           17902                              17527
                                                                           19804                              19170
6/30/07                                                                    23007                              22132

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 8.94%    15.88%    9.96%      8.43%

(PERFORMANCE GRAPHS)                        (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                         PORTFOLIO                       SECURITIES INDEX
                                                                  -----------------------        --------------------------------
6/30/97                                                                    10000                              10000
                                                                           11757                              11745
                                                                           13423                              13439
                                                                           16992                              16794
                                                                           15281                              14627
                                                                           13972                              13041
                                                                           14910                              14854
                                                                           16728                              17165
                                                                           17564                              17527
                                                                           19380                              19170
6/30/07                                                                    22458                              22132

                                                          SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   YEARS

Merrill Lynch All US Convertible Securities Index*        6.96%   15.45%  11.16%  8.27%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 10.21% and 8.68% for Initial Class shares and 9.95% and 8.42% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-92   MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,091.00            $3.21            $1,021.90             $3.11
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,089.75            $4.51            $1,020.65             $4.36
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class, 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-93

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                                 72.5
Short-Term Investments (collateral from securities lending                        13.6
  is 11.6%)
Convertible Preferred Stocks                                                      12.9
Common Stocks                                                                     12.2
Liabilities in Excess of Cash and Other Assets                                   (11.2)

See Portfolio of Investments on page M-97 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Schlumberger, Ltd., 1.50%, due 6/1/23
 2.  Cameron International Corp., 1.50%, due 5/15/24
 3. Fisher Scientific International, Inc., 3.25%, due 3/1/24
 4.  Transocean, Inc., 1.50%, due 5/15/21
 5.  Teva Pharmaceutical Finance LLC, Series A,
     0.50%, due 2/1/24
 6.  Walt Disney Co. (The), 2.125%, due 4/15/23
 7.  Costco Wholesale Corp.
 8.  EMC Corp., 1.75%, due 12/1/11
 9.  Credit Suisse USA, Inc. (Hewlett-Packard Co.),
     1.00%, due 3/23/11
10.  Medtronic, Inc., 1.625%, due 4/15/13

 M-94   MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Convertible Portfolio returned 9.08% for Initial Class shares and 8.94% for Service Class shares. Both share classes outperformed the 7.14% return of the average Lipper* Convertible Securities Fund and the 6.96% return of the Merrill Lynch All US Convertible Securities Index* for the six months ended June 30, 2007. The Merrill Lynch All US Convertible Securities Index* is the Portfolio's broad-based securities-market index.

WHICH AREAS OF THE PORTFOLIO PROVIDED THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE WEAKEST?

In terms of absolute gain, the Portfolio's best-performing group during the reporting period was oil equipment & services. Specialty chemicals was second, followed by metals & mining.

For the six-month period, the worst-performing sector in terms of absolute dollars lost was health care. Financial services was the second-worst performing group, followed by retail.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD AND WHICH HOLDINGS WERE PARTICULARLY WEAK?

Oil & gas services giant Schlumberger benefited from a continuing cycle of increased exploration and production spending. Sales were strong across all product lines, and the company's convertible bonds were the Portfolio's strongest performer during the reporting period. Cameron International, another oil & gas services company, was the Portfolio's second-best performer and also benefited from increased spending on new oil and gas fields, particularly offshore fields. Specialty chemicals manufacturer Celanese was the Portfolio's third-strongest performer. The company's common stock and convertible preferred shares rose sharply after Huntsman, another specialty chemicals company, received a buyout offer from yet another company in the industry. Celanese continued to generate large amounts of free cash flow, and we believed that its shares were relatively inexpensive.

The Portfolio's large position in Merrill Lynch convertible bonds showed weak performance when investors became concerned about exposure among major brokerage firms to the ailing subprime mortgage market. Whole Foods Market's common stock fell during the reporting period because of slowing same-store sales, increased new-store opening expenses, and a delay in the proposed merger with rival Wild Oats Markets. The Portfolio continues to hold bonds convertible into the common stock of Whole Foods Markets because we believe that the company is well-managed and has strong potential. When the profitable stent business at Boston Scientific experienced a decline, the Portfolio's position in bonds convertible into Boston Scientific common stock also weakened.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio purchased convertible bonds issued by Covanta Holding, a company with waste facilities that burn refuse to produce energy. The company generates significant free cash flow and may open additional facilities to generate electricity without fossil fuels. During the reporting period, the Portfolio also purchased convertible bonds of Sinclair Broadcast Group. The company's common stock appeared inexpensive and the bonds have a relatively short maturity, which suggested potential for upside participation with limited downside risk.

Significant sales during the reporting period included portions of the Portfolio's holdings in Cameron International and Schlumberger. The Portfolio had a significant overweight in energy, and in light of the sector's strong performance, we felt it would be prudent to trim these large holdings. The Portfolio remains overweight in the energy sector.


Issuers of convertible securities may not be as financially strong as those issuing securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-95

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS?

We increased the Portfolio's weightings in health care and telecommunications services through the addition of the convertible bonds of Boston Scientific, Watson Pharmaceuticals and SBA Communications. As previously noted, we decreased the Portfolio's weightings in energy to reduce Portfolio risk. The weighting in financials was reduced when we sold a portion of the Portfolio's convertible bonds of Merrill Lynch.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2007?

As of June 30, 2007, the Portfolio was significantly overweight relative to the Merrill Lynch All U.S. Convertible Securities Index* in energy, consumer staples, and technology. As of the same date, the Portfolio was underweight in technology. We believed that most technology companies were selling at fairly high valuations given their cyclical nature and less-than-stellar fundamentals.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-96   MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CONVERTIBLE SECURITIES (85.4%)+
CONVERTIBLE BONDS (72.5%)
-----------------------------------------------------------------------------
ADVERTISING (0.9%)
Interpublic Group of Cos., Inc.
 4.50%, due 3/15/23                                 $3,141,000   $  3,529,699
                                                                 ------------

AEROSPACE & DEFENSE (5.9%)
AAR Corp.
 1.75%, due 2/1/26                                   2,529,000      3,230,797
DRS Technologies, Inc.
 2.00%, due 2/1/26 (a)                               3,981,000      4,379,100
Edo Corp.
 4.00%, due 11/15/25                                 1,485,000      1,717,031
L-3 Communications Corp.
 3.00%, due 8/1/35                                     658,000        745,185
 3.00%, due 8/1/35 (a)                               4,360,000      4,937,700
Triumph Group, Inc.
 2.625%, due 10/1/26 (a)                             1,981,000      2,634,730
 2.625%, due 10/1/26 (b)                             3,761,000      5,002,130
                                                                 ------------
                                                                   22,646,673
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.5%)
ArvinMeritor, Inc.
 4.00%, due 2/15/27
 (zero coupon), beginning 2/15/19 (a)                1,840,000      1,964,200
                                                                 ------------
BIOTECHNOLOGY (2.7%)
Amgen, Inc.
 0.125%, due 2/1/11 (a)                              3,374,000      3,070,340
 0.125%, due 2/1/11 (b)                              4,295,000      3,908,450
Citigroup Funding, Inc.
 (Genentech, Inc.)
 0.50%, due 2/3/11 (c)                               3,720,000      3,276,204
                                                                 ------------
                                                                   10,254,994
                                                                 ------------
COMPUTERS (4.7%)
V  Credit Suisse USA, Inc.
 (Hewlett-Packard Co.)
 1.00%, due 3/23/11 (c)                              7,360,000      8,519,200
EMC Corp.
V    1.75%, due 12/1/11 (a)                          6,975,000      8,840,812
 1.75%, due 12/1/11 (b)                                546,000        692,055
                                                                 ------------
                                                                   18,052,067
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (3.4%)
Affiliated Managers Group, Inc.
 (zero coupon), due 5/7/21                           2,588,000      5,819,765
Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32                          5,961,000      7,343,356
                                                                 ------------
                                                                   13,163,121
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ELECTRICAL COMPONENTS & EQUIPMENT (1.6%)
General Cable Corp.
 0.875%, due 11/15/13                               $3,833,000   $  6,166,339
                                                                 ------------

ELECTRONICS (3.5%)
Fisher Scientific International, Inc.
 2.50%, due 10/1/23                                  1,286,000      2,869,387
V    3.25%, due 3/1/24 (b)                           7,230,000     10,356,975
                                                                 ------------
                                                                   13,226,362
                                                                 ------------
ENERGY--ALTERNATE SOURCES (1.3%)
Covanta Holding Corp.
 1.00%, due 2/1/27                                   4,878,000      5,042,632
                                                                 ------------

ENVIRONMENTAL CONTROL (1.8%)
Waste Connections, Inc.
 3.75%, due 4/1/26 (a)                               1,790,000      1,973,475
 3.75%, due 4/1/26 (b)                               4,406,000      4,857,615
                                                                 ------------
                                                                    6,831,090
                                                                 ------------
FOOD (3.5%)
Lehman Brothers Holdings, Inc.
 (Whole Foods Market, Inc.)
 Series WFMI
 1.25%, due 2/6/14 (c)                               9,115,000      8,191,650
Spartan Stores, Inc.
 3.375%, due 5/15/27 (a)                             4,469,000      5,100,246
                                                                 ------------
                                                                   13,291,896
                                                                 ------------
HEALTH CARE--PRODUCTS (6.3%)
Bear Stearns Global Asset CI
 (Boston Scientific)
 Series BSX
 0.25%, due 1/26/14 (a)(c)                           3,665,000      3,243,891
Henry Schein, Inc.
 3.00%, due 8/15/34                                  4,653,000      5,979,105
Medtronic, Inc.
 1.625%, due 4/15/13 (a)                             1,260,000      1,329,300
V    1.625%, due 4/15/13                             7,927,000      8,362,985
St. Jude Medical, Inc.
 1.22%, due 12/15/08 (a)                             5,255,000      5,215,587
                                                                 ------------
                                                                   24,130,868
                                                                 ------------
HOUSEHOLD PRODUCTS & WARES (1.5%)
Church & Dwight Co., Inc.
 5.25%, due 8/15/33                                  3,543,000      5,695,372
                                                                 ------------

+  Percentages indicated are based on Portfolio net assets.
++ Less than one-tenth of a percent.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
-----------------------------------------------------------------------------

INTERNET (0.0%)++
At Home Corp.
 4.75%, due 12/15/07 (d)(e)(f)(g)                   $2,335,418   $        234
                                                                 ------------
LODGING (1.2%)
Hilton Hotels Corp.
 3.375%, due 4/15/23                                 3,168,000      4,787,640
                                                                 ------------

MEDIA (5.0%)
Sinclair Broadcast Group, Inc.
 3.00%, due 5/15/27                                  7,611,000      7,458,780
Sirius Satellite Radio, Inc.
 3.25%, due 10/15/11                                 2,094,000      1,910,775
V  Walt Disney Co. (The)
 2.125%, due 4/15/23                                 8,020,000      9,644,050
                                                                 ------------
                                                                   19,013,605
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (1.4%)
Barnes Group, Inc.
 3.375%, due 3/15/27 (a)                             1,924,000      2,469,935
 3.375%, due 3/15/27                                   694,000        890,922
 3.75%, due 8/1/25 (b)                               1,226,000      1,960,068
                                                                 ------------
                                                                    5,320,925
                                                                 ------------
OIL & GAS (5.9%)
Chesapeake Energy Corp.
 2.50%, due 5/15/37 (b)                              7,172,000      7,351,300
Pride International, Inc.
 3.25%, due 5/1/33                                   3,623,000      5,429,971
V  Transocean, Inc.
 1.50%, due 5/15/21 (b)                              6,569,000      9,738,543
                                                                 ------------
                                                                   22,519,814
                                                                 ------------
OIL & GAS SERVICES (7.9%)
V  Cameron International Corp.
 1.50%, due 5/15/24                                  4,954,000     10,360,053
Halliburton Co.
 3.125%, due 7/15/23                                 4,396,000      8,160,075
V  Schlumberger, Ltd.
 1.50%, due 6/1/23                                   4,943,000     11,622,229
                                                                 ------------
                                                                   30,142,357
                                                                 ------------
PHARMACEUTICALS (6.7%)
Mylan Laboratories, Inc.
 1.25%, due 3/15/12                                  2,392,000      2,320,240
Teva Pharmaceutical Finance Co. B.V.
 Series D
 1.75%, due 2/1/26 (b)                               3,817,000      3,821,771
V  Teva Pharmaceutical Finance LLC
 Series A
 0.50%, due 2/1/24                                   8,445,000      9,732,863

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PHARMACEUTICALS (CONTINUED)
Watson Pharmaceuticals, Inc.
 1.75%, due 3/15/23                                 $2,970,000   $  2,892,038
Wyeth
 4.877%, due 1/15/24 (b)(h)                          5,893,000      6,695,627
                                                                 ------------
                                                                   25,462,539
                                                                 ------------
SOFTWARE (1.8%)
Blackboard, Inc.
 3.25%, due 7/1/27 (b)                               2,925,000      3,074,906
Sybase, Inc.
 1.75%, due 2/22/25 (b)                              3,316,000      3,655,890
                                                                 ------------
                                                                    6,730,796
                                                                 ------------
TELECOMMUNICATIONS (5.0%)
Lucent Technologies, Inc.
 Series A
 2.875%, due 6/15/23                                 3,611,000      3,814,119
NII Holdings, Inc.
 2.75%, due 8/15/25 (a)                              1,055,000      1,822,513
 2.75%, due 8/15/25                                  1,359,000      2,347,673
SBA Communications Corp.
 0.375%, due 12/1/10 (a)                             5,683,000      6,315,234
 0.375%, due 12/1/10 (b)                             1,376,000      1,529,080
Time Warner Telecom, Inc.
 2.375%, due 4/1/26 (b)                              2,612,000      3,284,590
                                                                 ------------
                                                                   19,113,209
                                                                 ------------
Total Convertible Bonds
 (Cost $249,817,536)                                              277,086,432
                                                                 ------------

                                                        SHARES

CONVERTIBLE PREFERRED STOCKS (12.9%)
-----------------------------------------------------------------------------
AUTO MANUFACTURERS (1.8%)
Ford Motor Co. Capital Trust II
 6.50%                                                  80,900      3,119,504
General Motors Corp.
 1.50% Series D                                         45,400      1,292,084
 5.25% Series B                                        114,700      2,534,870
                                                                 ------------
                                                                    6,946,458
                                                                 ------------
CHEMICALS (2.1%)
Celanese Corp.
 4.25% (b)                                             158,700      7,960,392
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (3.0%)
Affiliated Managers Group, Inc.
 5.10%                                                  62,500      3,656,250
Citigroup Funding, Inc.
 0.50% (i)                                              92,200      2,958,698

 M-98 MainStay VP Convertible Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Vale Capital, Ltd.
 5.50% Series 1                                         64,700   $  3,144,420
 5.50% Series RIO P                                     32,500      1,576,250
                                                                 ------------
                                                                   11,335,618
                                                                 ------------
INSURANCE (2.1%)
MetLife, Inc.
 6.375% (j)                                            249,400      8,070,584
                                                                 ------------
MINING (1.3%)
Freeport-McMoRan Copper & Gold, Inc.
 5.50%                                                  38,600      4,960,100
                                                                 ------------
PHARMACEUTICALS (1.2%)
Schering-Plough Corp.
 6.00%                                                  65,800      4,527,040
                                                                 ------------

TELECOMMUNICATIONS (0.7%)
Lucent Technologies Capital Trust I
 7.75% (j)                                               2,775      2,863,453
                                                                 ------------
TRANSPORTATION (0.7%)
Bristow Group, Inc.
 5.50%                                                  43,100      2,749,780
                                                                 ------------
Total Convertible Preferred Stocks
 (Cost $41,936,573)                                                49,413,425
                                                                 ------------
Total Convertible Securities
 (Cost $291,754,109)                                              326,499,857
                                                                 ------------

COMMON STOCKS (12.2%)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Citigroup, Inc.                                         53,774      2,758,068
                                                                 ------------

ENGINEERING & CONSTRUCTION (1.5%)
McDermott International, Inc. (j)                       68,650      5,706,188
                                                                 ------------

HEALTH CARE--PRODUCTS (2.4%)
Boston Scientific Corp. (j)                            214,700      3,293,498
Johnson & Johnson                                       94,900      5,847,738
                                                                 ------------
                                                                    9,141,236
                                                                 ------------
IRON & STEEL (0.3%)
Allegheny Technologies, Inc.                            12,400      1,300,512
                                                                 ------------


                                                        SHARES          VALUE
MEDIA (0.8%)
Charter Communications, Inc. Class A (b)(j)            282,300   $  1,143,315
News Corp. Class A                                      93,100      1,974,651
                                                                 ------------
                                                                    3,117,966
                                                                 ------------
OIL & GAS (0.9%)
Hess Corp.                                              55,800      3,289,968
                                                                 ------------

OIL & GAS SERVICES (1.6%)
Baker Hughes, Inc.                                      19,700      1,657,361
Input/Output, Inc. (b)(j)                              105,400      1,645,294
Tidewater, Inc. (b)                                     38,200      2,707,616
                                                                 ------------
                                                                    6,010,271
                                                                 ------------
RETAIL (2.5%)
V  Costco Wholesale Corp.                              163,692      9,579,256
                                                                 ------------

SOFTWARE (1.5%)
Microsoft Corp.                                        201,700      5,944,099
                                                                 ------------
Total Common Stocks
 (Cost $38,572,791)                                                46,847,564
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

SHORT-TERM INVESTMENTS (13.6%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (5.2%)
Abbey National North America LLC
 5.255%, due 7/9/07                                 $  650,000        649,241
Barton Capital LLC
 5.29%, due 7/5/07 (k)                               1,262,895      1,262,895
Caterpillar Financial Services Corp.
 5.26%, due 7/2/07                                   4,000,000      3,999,416
Clipper Receivables Corp.
 5.291%, due 7/17/07 (k)                             1,010,316      1,010,316
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (k)                             2,273,212      2,273,212
Compass Securitization
 5.292%, due 7/3/07 (k)                                252,579        252,579
 5.303%, due 7/13/07 (k)                               757,737        757,737
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (k)                               757,737        757,737
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (k)                                750,769        750,769
HBOS Treasury Services PLC
 5.30%, due 7/3/07                                   2,700,000      2,699,205
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (k)                               505,158        505,158
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (k)                              1,010,316      1,010,316

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Old Line Funding LLC
 5.279%, due 7/2/07 (k)                             $  505,158   $    505,158
 5.286%, due 7/2/07 (k)                                757,737        757,737
Three Pillars Funding LLC
 5.304%, due 7/16/07 (k)                             1,515,475      1,515,475
Yorktown Capital LLC
 5.295%, due 7/3/07 (k)                                757,737        757,737
 5.303%, due 7/24/07 (k)                               505,158        505,158
                                                                 ------------
Total Commercial Paper
 (Cost $19,969,846)                                                19,969,846
                                                                 ------------

                                                        SHARES

INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (k)              2,348,174      2,348,174
                                                                 ------------
Total Investment Company
 (Cost $2,348,174)                                                  2,348,174
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,010,771
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $1,057,973 and a Market Value
 of $1,043,125) (k)                                 $1,010,316      1,010,316
                                                                 ------------
Total Repurchase Agreement
 (Cost $1,010,316)                                                  1,010,316
                                                                 ------------
TIME DEPOSITS (7.5%)
Abbey National PLC
 5.28%, due 7/6/07 (k)                               2,020,633      2,020,633
 5.29%, due 7/2/07 (k)                               1,768,054      1,768,054
Bank of America Corp.
 5.29%, due 8/16/07 (h)(k)                           2,020,633      2,020,633

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Barclays
 5.31%, due 8/20/07 (k)                             $2,020,633   $  2,020,633
Calyon
 5.30%, due 8/13/07 (k)                              2,020,633      2,020,633
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (k)                              1,515,475      1,515,475
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (k)                              1,515,475      1,515,475
Deutsche Bank AG
 5.28%, due 7/10/07 (k)                              1,768,054      1,768,054
Fortis Bank
 5.30%, due 7/30/07 (k)                              1,010,316      1,010,316
Rabobank Nederland
 5.29%, due 7/18/07 (k)                              1,768,054      1,768,054
Royal Bank of Canada
 5.285%, due 8/3/07 (k)                              3,788,686      3,788,686
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (k)                               3,788,686      3,788,686
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (k)                              1,515,475      1,515,475
UBS AG
 5.277%, due 7/3/07 (k)                              2,020,633      2,020,633
                                                                 ------------
Total Time Deposits
 (Cost $28,541,440)                                                28,541,440
                                                                 ------------
Total Short-Term Investments
 (Cost $51,869,776)                                                51,869,776
                                                                 ------------
Total Investments
 (Cost $382,196,676) (l)                                 111.2%   425,217,197(m)
Liabilities in Excess of
 Cash and Other Assets                                   (11.2)   (42,741,266)
                                                    ----------   ------------
Net Assets                                               100.0%  $382,475,931
                                                    ==========   ============

 M-100 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity
     instrument.
(d)  Illiquid security. The total market value of the security at
     June 30, 2007 is $234, which represents 0.0% of the
     Portfolio's net assets.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  Fair valued security. The total market value of the security at June 30, 2007 is $234, which reflects 0.0% of the
     Portfolio's net assets.
(h)  Floating rate. Rate shown is the rate in effect at June 30,
     2007.
(i)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(j)  Non-income producing security.
(k)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $386,667,327.
(m)  At June 30, 2007 net unrealized appreciation was
     $38,549,870, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $46,924,683 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $8,374,813.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $382,196,676) including $42,759,531
  market value of securities loaned             $425,217,197
Cash                                                   2,565
Receivables:
  Investment securities sold                       3,858,481
  Dividends and interest                           1,365,225
  Fund shares sold                                   144,387
Other assets                                           3,460
                                                -------------
    Total assets                                 430,591,315
                                                -------------

LIABILITIES:
Securities lending collateral                     44,521,914
Payables:
  Investment securities purchased                  3,185,161
  Adviser (See Note 3)                               113,164
  Fund shares redeemed                                89,024
  Shareholder communication                           69,877
  Administrator (See Note 3)                          62,869
  Professional fees                                   42,143
  NYLIFE Distributors (See Note 3)                    27,680
  Custodian                                            2,600
Accrued expenses                                         952
                                                -------------
    Total liabilities                             48,115,384
                                                -------------
Net assets                                      $382,475,931
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    177,398
  Service Class                                       98,024
Additional paid-in capital                       301,351,382
Accumulated undistributed net investment
  income                                           9,249,335
Accumulated net realized gain on investments      28,579,271
Net unrealized appreciation on investments        43,020,521
                                                -------------
Net assets                                      $382,475,931
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $246,744,839
                                                =============
Shares of capital stock outstanding               17,739,825
                                                =============
Net asset value per share outstanding           $      13.91
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $135,731,092
                                                =============
Shares of capital stock outstanding                9,802,365
                                                =============
Net asset value per share outstanding           $      13.85
                                                =============

 M-102 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 2,625,929
  Dividends                                        1,456,967
  Income from securities loaned--net                  75,130
                                                 ------------
    Total income                                   4,158,026
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              664,611
  Administration (See Note 3)                        369,228
  Distribution and service--Service Class
    (See Note 3)                                     157,640
  Professional fees                                   43,874
  Shareholder communication                           32,944
  Directors                                            9,281
  Custodian                                            8,958
  Miscellaneous                                        8,286
                                                 ------------
    Total expenses                                 1,294,822
                                                 ------------
Net investment income                              2,863,204
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  21,337,634
Net change in unrealized appreciation on
  investments                                      8,017,624
                                                 ------------
Net realized and unrealized gain on investments   29,355,258
                                                 ------------
Net increase in net assets resulting from
  operations                                     $32,218,462
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  2,863,204   $  6,284,650
 Net realized gain on investments      21,337,634     15,143,809
 Net change in unrealized
  appreciation on investments           8,017,624     14,501,524
                                     ---------------------------
 Net increase in net assets
  resulting from operations            32,218,462     35,929,983
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --     (5,809,661)
   Service Class                               --     (2,642,254)
                                     ---------------------------
 Total dividends to shareholders               --     (8,451,915)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        2,839,407      6,406,438
   Service Class                        9,571,799     21,488,472
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --      5,809,661
   Service Class                               --      2,642,254
                                     ---------------------------
                                       12,411,206     36,346,825
 Cost of shares redeemed:
   Initial Class                      (23,532,751)   (47,816,580)
   Service Class                       (5,315,393)    (9,451,538)
                                     ---------------------------
                                      (28,848,144)   (57,268,118)
   Decrease in net assets derived
    from capital share transactions   (16,436,938)   (20,921,293)
                                     ---------------------------
   Net increase in net assets          15,781,524      6,556,775

NET ASSETS:
Beginning of period                   366,694,407    360,137,632
                                     ---------------------------
End of period                        $382,475,931   $366,694,407
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  9,249,335   $  6,386,131
                                     ===========================

 M-104 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-105

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  12.75       $  11.82      $  11.26      $  10.82      $   9.04      $  10.11
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.14           0.22(b)       0.21(b)       0.21          0.27(b)       0.28
Net realized and unrealized gain (loss) on
  investments                                    1.02           1.02          0.53          0.45          1.74         (1.08)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 1.16           1.24          0.74          0.66          2.01         (0.80)
                                            ----------      --------      --------      --------      --------      --------
Less dividends:
  From net investment income                       --          (0.31)        (0.18)        (0.22)        (0.23)        (0.27)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  13.91       $  12.75      $  11.82      $  11.26      $  10.82      $   9.04
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          9.08%(d)      10.44%         6.59%(c)      6.11%        22.23%        (7.91%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.64%+         1.80%         1.87%         1.94%         2.71%         2.97%
  Net expenses                                   0.62%+         0.63%         0.53%         0.66%         0.67%         0.67%
  Expenses (before reimbursement)                0.62%+         0.63%         0.62%         0.66%         0.67%         0.67%
Portfolio turnover rate                            74%            76%          100%          108%           76%           95%
Net assets at end of period (in 000's)       $246,745       $246,179      $262,352      $291,995      $292,043      $204,263

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.50% and 6.24% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-106 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             SERVICE CLASS
------------------------------------------------------------------------
                                                              JUNE 5,
    SIX MONTHS                                                2003(a)
      ENDED                                                   THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2007*           2006         2005         2004            2003
     $  12.71       $  11.80      $ 11.24      $ 10.81        $  9.95
    ----------      --------      -------      -------      ------------
         0.09           0.19(b)      0.19(b)      0.20           0.14(b)
         1.05           1.00         0.53         0.43           0.94
    ----------      --------      -------      -------      ------------
         1.14           1.19         0.72         0.63           1.08
    ----------      --------      -------      -------      ------------
           --          (0.28)       (0.16)       (0.20)         (0.22)
    ----------      --------      -------      -------      ------------
     $  13.85       $  12.71      $ 11.80      $ 11.24        $ 10.81
    ==========      ========      =======      =======      ============
         8.94%(d)      10.16%        6.32%(c)     5.85%         10.84%(d)
         1.39%+         1.55%        1.62%        1.69%          2.46%+(e)
         0.87%+         0.88%        0.78%        0.91%          0.92%+
         0.87%+         0.88%        0.87%        0.91%          0.92%+
           74%            76%         100%         108%            76%
     $135,731       $120,515      $97,786      $76,052        $23,672

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 18.78%   22.98%    12.06%       3.94%

(PERFORMANCE GRAPHS)                        (After Portfolio operating expenses)

                                                 MAINSTAY VP DEVELOPING        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                 ----------------------        -------------------            -------------
5/1/98                                                  10000                         10000                       10000
                                                         9369                          9368                       10227
                                                        10533                         10145                       12555
                                                        10727                         13026                       13465
                                                         9430                          9986                       11468
                                                         8066                          7489                        9405
                                                         7575                          7540                        9429
                                                         9167                          9919                       11230
                                                         9483                         10344                       11941
                                                        11586                         11853                       12971
6/30/07                                                 14249                         13847                       15642

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 18.63%   22.68%    11.77%       3.67%

(PERFORMANCE GRAPHS)                        (After Portfolio operating expenses)

                                                 MAINSTAY VP DEVELOPING        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                 ----------------------        -------------------            -------------
5/1/98                                                   10000                        10000                       10000
                                                          9365                         9368                       10227
                                                         10503                        10145                       12555
                                                         10665                        13026                       13465
                                                          9352                         9986                       11468
                                                          7979                         7489                        9405
                                                          7475                         7540                        9429
                                                          9023                         9919                       11230
                                                          9312                        10344                       11941
                                                         11344                        11853                       12971
6/30/07                                                  13917                        13847                       15642

                               SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE         MONTHS   YEAR    YEARS    INCEPTION
-----------------------------------------------------------------

Russell 2000(R) Growth Index*  9.33%   16.83%  13.08%     3.61%
S&P 500(R) Index*              6.96    20.59   10.71      5.00

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 12.04% and 3.93% for Initial Class shares and 11.76% and 3.66% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (5/1/98) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-108   MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,188.70            $5.10            $1,020.30             $4.71
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,187.45            $6.45            $1,019.05             $5.96
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.94% for Initial Class, 1.19% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-109

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     96.0
Short-Term Investments (collateral from securities lending                        29.8
  is 29.8%)
Liabilities in Excess of Cash and Other Assets                                   (25.8)

See Portfolio of Investments on page M-113 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  SunPower Corp. Class A
 2.  Shanda Interactive Entertainment, Ltd., ADR
 3.  Priceline.com, Inc.
 4.  Synaptics, Inc.
 5.  Illumina, Inc.
 6.  SINA Corp.
 7.  Ctrip.com International, Ltd., ADR
 8.  NETGEAR, Inc.
 9.  BE Aerospace, Inc.
10.  Strayer Education, Inc.

 M-110   MainStay VP Developing Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager F. Thomas O'Halloran, CFA, of Lord, Abbett & Co. LLC.

HOW DID MAINSTAY VP DEVELOPING GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Developing Growth Portfolio returned 18.78% for Initial Class shares and 18.63% for Service Class shares. Both share classes outperformed the 10.96% return of the average Lipper* Variable Products Small-Cap Growth Portfolio and the 9.33% return of the Russell 2000(R) Growth Index* for the six months ended June 30, 2007. The Russell 2000(R) Growth Index* is the Portfolio's broad-based securities-market index.

HOW DID STOCK SELECTION CONTRIBUTE TO THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The largest contributor to the Portfolio's relative performance was stock selection within the consumer discretionary sector. Stock selection in the information technology and financials sectors also aided relative performance. On the other hand, stock selection in the health care sector was the primary detractor from the Portfolio's relative performance.

WHICH SECTORS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

The consumer discretionary sector was the Portfolio's strongest sector on a relative basis and a solid per-former in terms of absolute return. Relative to the Russell 2000(R) Growth Index,* the Portfolio was over-weight in the consumer discretionary sector during the reporting period. On an absolute return basis, the Portfolio's best-performing sector was materials. The industrials sector also provided strong absolute returns.

Health care, which was underweight relative to the Russell 2000(R) Growth Index,* was the Portfolio's weakest performer on both a relative and an absolute return basis. In terms of relative performance, telecommunication services and utilities were the Portfolio's second- and third-weakest sectors, respectively, despite returns that approached double digits. In absolute terms, the utilities sector was the Portfolio's second-weakest performer and telecommunication services was third.

DURING THE REPORTING PERIOD, WHICH STOCKS PROVIDED THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

First Solar, a solar cell manufacturer, was the top-performing stock on an absolute basis, exceeding analysts' expectations and raising its revenue outlook for the year. Digital marketing company aQuantive was the Portfolio's second-strongest absolute performer. The company's stock nearly doubled in price on the announcement that the company would be acquired by Microsoft. Shares of footwear maker Crocs also advanced after the company reported strong results for the first quarter of 2007 as a result of increased demand for its products worldwide.

Weak performers on an absolute basis included Isilon Systems, Daktronics and Rackable Systems. Isilon Systems produces storage systems for digital content. The company disappointed investors when it reported a first-quarter loss, missing analysts' expectations. Digital billboard provider Daktronics suffered from volatility in its end market. Rackable Systems, a computer systems and storage company, was hurt by price competition and high memory costs.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio's largest purchase during the first half of 2007 was ValueClick, an online marketing and advertising concern. The company's shares advanced in May on speculation that the company would be purchased. Hologic was the second-largest purchase during the reporting period. The company manufactures diagnostic and medical imaging systems, particularly focused on women's health needs.

Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of Portfolio assets are subject to change. Sectors may include many industries. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-111

The Portfolio's largest sale during the first six months of 2007 was aQuantive. The market reacted positively to Microsoft's acquisition of this digital marketing company, and the stock was sold at a profit. The second-largest sale during the reporting period was the elimination of the Portfolio's entire position in WebEx Communications, an online meeting applications company. The sale took advantage of a sharp increase in the company's stock price after Cisco announced that it would acquire WebEx.

WERE THERE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO'S WEIGHTING DURING THE REPORTING PERIOD?

During the first half of 2007, the Portfolio increased its weighting in energy and materials and decreased its weightings in health care and financials.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2007?

As of June 30, 2007, the Portfolio's largest sector overweights relative to the Russell 2000(R) Growth Index* were information technology and energy. Both of these positions contributed positively to the Portfolio's performance. On the same date, the Portfolio's largest underweight positions were in industrials, financials and consumer staples. These sector positions also enhanced the Portfolio's performance.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Information provided in this report should not be considered a recommendation to purchase or sell securities.

 M-112   MainStay VP Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                       SHARES          VALUE
COMMON STOCKS (96.0%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
AAR Corp. (a)(b)                                       17,000   $    561,170
V  BE Aerospace, Inc. (a)                              22,600        933,380
                                                                ------------
                                                                   1,494,550
                                                                ------------
AIRLINES (1.1%)
Allegiant Travel Co. (a)                               25,400        780,796
                                                                ------------

BIOTECHNOLOGY (2.1%)
Array BioPharma, Inc. (a)                              23,700        276,579
BioMarin Pharmaceuticals, Inc. (a)(b)                  31,800        570,492
Onyx Pharmaceuticals, Inc. (a)(b)                      24,500        659,050
                                                                ------------
                                                                   1,506,121
                                                                ------------
CAPITAL MARKETS (3.8%)
Cohen & Steers, Inc. (b)                               12,300        534,435
FCStone Group, Inc. (a)(b)                             11,700        670,527
GFI Group, Inc. (a)                                     7,800        565,344
Jefferies Group, Inc.                                  12,100        326,458
KBW, Inc. (a)                                          10,400        305,552
Penson Worldwide, Inc. (a)                             13,100        321,343
                                                                ------------
                                                                   2,723,659
                                                                ------------
CHEMICALS (0.9%)
Zoltek Cos., Inc. (a)(b)                               14,900        618,797
                                                                ------------

COMMERCIAL SERVICES & SUPPLIES (3.3%)
FTI Consulting, Inc. (a)                               13,600        517,208
Geo Group, Inc. (The) (a)                              28,000        814,800
Kenexa Corp. (a)(b)                                    14,506        547,021
Knoll, Inc.                                            21,300        477,120
                                                                ------------
                                                                   2,356,149
                                                                ------------
COMMUNICATIONS EQUIPMENT (2.5%)
Infinera Corp. (a)(b)                                  17,022        424,188
V  NETGEAR, Inc. (a)                                   26,200        949,750
Starent Networks Corp. (a)                             28,900        424,830
                                                                ------------
                                                                   1,798,768
                                                                ------------
COMPUTERS & PERIPHERALS (1.5%)
V  Synaptics, Inc. (a)                                 29,716      1,063,536
                                                                ------------

CONSTRUCTION & ENGINEERING (0.1%)
Empresas ICA SAB de C.V., Sponsored ADR (a)(c)          1,900        115,881
                                                                ------------

CONSUMER FINANCE (0.8%)
Dollar Financial Corp. (a)                             19,600        558,600
                                                                ------------


                                                       SHARES          VALUE
DIVERSIFIED CONSUMER SERVICES (3.5%)
Capella Education Co. (a)                              12,800   $    589,184
Coinstar, Inc. (a)                                      6,500        204,620
New Oriental Education & Technology
 Group, Inc., ADR (a)(c)                               14,700        789,684
V  Strayer Education, Inc. (b)                          7,000        921,970
                                                                ------------
                                                                   2,505,458
                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
Aruba Networks, Inc. (a)(b)                            23,200        466,320
Cbeyond, Inc. (a)                                      16,000        616,160
                                                                ------------
                                                                   1,082,480
                                                                ------------
ELECTRICAL EQUIPMENT (3.6%)
Baldor Electric Co.                                    12,300        606,144
First Solar, Inc. (a)                                   9,000        803,610
V  SunPower Corp. Class A (a)(b)                       18,700      1,179,035
                                                                ------------
                                                                   2,588,789
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Anixter International, Inc. (a)(b)                     10,700        804,747
AuthenTec, Inc. (a)                                    16,500        170,775
Daktronics, Inc. (b)                                   14,000        300,720
IPG Photonics Corp. (a)                                12,709        253,545
                                                                ------------
                                                                   1,529,787
                                                                ------------
ENERGY EQUIPMENT & SERVICES (4.3%)
Cal Dive International, Inc. (a)(b)                    49,100        816,533
Core Laboratories N.V. (a)                              5,900        599,971
Dril-Quip, Inc. (a)                                     9,600        431,520
Oceaneering International, Inc. (a)                    10,800        568,512
Superior Energy Services, Inc. (a)                     16,300        650,696
                                                                ------------
                                                                   3,067,232
                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.2%)
Align Technology, Inc. (a)(b)                          36,000        869,760
Hologic, Inc. (a)(b)                                   10,100        558,631
Kyphon, Inc. (a)(b)                                    18,200        876,330
NuVasive, Inc. (a)(b)                                  24,707        667,336
Thoratec Corp. (a)(b)                                  17,600        323,664
TomoTherapy, Inc. (a)                                  21,093        462,359
Volcano Corp. (a)                                      34,200        691,182
                                                                ------------
                                                                   4,449,262
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
Bio-Reference Laboratories, Inc. (a)(b)                21,000        574,350
HMS Holdings Corp. (a)(b)                              19,100        365,574
inVentiv Health, Inc. (a)                              14,900        545,489
Skilled Healthcare Group, Inc. Class A (a)             35,500        550,605
Sunrise Senior Living, Inc. (a)(b)                      8,400        335,916
                                                                ------------
                                                                   2,371,934
                                                                ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY (1.3%)
Allscripts Healthcare Solutions, Inc. (a)(b)            1,800   $     45,864
Phase Forward, Inc. (a)                                52,100        876,843
                                                                ------------
                                                                     922,707
                                                                ------------
HOTELS, RESTAURANTS & LEISURE (2.4%)
Chipotle Mexican Grill, Inc. Class A (a)(b)             5,200        443,456
V  Ctrip.com International, Ltd., ADR (c)              12,200        959,286
Jamba, Inc. (a)(b)                                     36,000        329,040
                                                                ------------
                                                                   1,731,782
                                                                ------------
HOUSEHOLD DURABLES (1.5%)
Desarrolladora Homex SA de C.V., ADR (a)(c)             9,000        545,310
Tempur-Pedic International, Inc. (b)                   19,400        502,460
                                                                ------------
                                                                   1,047,770
                                                                ------------
INTERNET & CATALOG RETAIL (2.0%)
V  Priceline.com, Inc. (a)(b)                          15,600      1,072,344
Shutterfly, Inc. (a)(b)                                17,500        377,125
                                                                ------------
                                                                   1,449,469
                                                                ------------
INTERNET SOFTWARE & SERVICES (10.5%)
Bankrate, Inc. (a)(b)                                  16,000        766,720
DealerTrack Holdings, Inc. (a)                         23,000        847,320
Digital River, Inc. (a)                                 6,800        307,700
Equinix, Inc. (a)(b)                                    9,900        905,553
j2 Global Communications, Inc. (a)                     15,400        537,460
Knot, Inc. (The) (a)(b)                                17,700        357,363
Limelight Networks, Inc. (a)(b)                        21,800        431,204
Liquidity Services, Inc. (a)                           27,470        515,887
Omniture, Inc. (a)                                     30,000        687,600
V  SINA Corp. (a)                                      25,200      1,054,872
VistaPrint, Ltd. (a)                                   14,500        554,625
Vocus, Inc. (a)                                        21,200        532,332
                                                                ------------
                                                                   7,498,636
                                                                ------------
IT SERVICES (2.5%)
comScore, Inc. (a)                                     31,047        718,738
Data Domain, Inc. (a)                                   4,800        110,400
EnerNOC, Inc. (a)                                      13,271        506,023
ExlService Holdings, Inc. (a)                          11,252        210,862
Sykes Enterprises, Inc. (a)                            12,500        237,375
                                                                ------------
                                                                   1,783,398
                                                                ------------
LIFE SCIENCES TOOLS & SERVICES (2.1%)
Advanced Magnetics, Inc. (a)(b)                         7,800        453,648
V  Illumina, Inc. (a)(b)                               26,000      1,055,340
                                                                ------------
                                                                   1,508,988
                                                                ------------
MACHINERY (4.5%)
Barnes Group, Inc.                                     22,400        709,632
Bucyrus International, Inc. Class A (b)                11,400        806,892
Gardner Denver, Inc. (a)                               16,900        719,095


                                                       SHARES          VALUE
MACHINERY (CONTINUED)
Kaydon Corp.                                           12,400   $    646,288
Middleby Corp. (The) (a)                                5,600        334,992
                                                                ------------
                                                                   3,216,899
                                                                ------------
MEDIA (0.6%)
Morningstar, Inc. (a)                                   8,600        404,415
                                                                ------------

METALS & MINING (1.5%)
Century Aluminum Co. (a)(b)                             9,800        535,374
Cleveland-Cliffs, Inc. (b)                              6,900        535,923
                                                                ------------
                                                                   1,071,297
                                                                ------------
OIL, GAS & CONSUMABLE FUELS (2.7%)
Alpha Natural Resources, Inc. (a)                      30,400        632,016
Carrizo Oil & Gas, Inc. (a)                            13,200        547,404
Clean Energy Fuels Corp. (a)                           19,800        248,688
Foundation Coal Holdings, Inc.                         12,600        512,064
                                                                ------------
                                                                   1,940,172
                                                                ------------
PHARMACEUTICALS (2.4%)
Eurand N.V. (a)(b)                                     34,000        532,780
KV Pharmaceutical Co. Class A (a)                      19,600        533,904
Medicis Pharmaceutical Corp. Class A (b)               16,300        497,802
Simcere Pharmaceutical Group, ADR (a)(c)               10,800        152,388
                                                                ------------
                                                                   1,716,874
                                                                ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.6%)
ANADIGICS, Inc. (a)(b)                                 63,700        878,423
Atheros Communications, Inc. (a)                       29,600        912,864
Netlogic Microsystems, Inc. (a)(b)                     14,100        448,944
Tessera Technologies, Inc. (a)                         13,000        527,150
Varian Semiconductor Equipment Associates, Inc.
 (a)                                                   12,975        519,778
                                                                ------------
                                                                   3,287,159
                                                                ------------
SOFTWARE (7.4%)
Blackboard, Inc. (a)(b)                                18,900        796,068
Concur Technologies, Inc. (a)(b)                       31,100        710,635
FactSet Research Systems, Inc.                         10,200        697,170
V  Shanda Interactive
 Entertainment, Ltd., ADR (a)(c)                       37,000      1,147,000
Synchronoss Technologies, Inc. (a)                     17,600        516,384
Taleo Corp. Class A (a)                                23,300        524,949
The9, Ltd., ADR (a)(b)(c)                              11,600        536,616
THQ, Inc. (a)(b)                                       12,700        387,604
                                                                ------------
                                                                   5,316,426
                                                                ------------
SPECIALTY RETAIL (2.8%)
Dick's Sporting Goods, Inc. (a)                        12,500        727,125
J. Crew Group, Inc. (a)                                11,600        627,444
Zumiez, Inc. (a)(b)                                    17,600        664,928
                                                                ------------
                                                                   2,019,497
                                                                ------------

 M-114 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (4.5%)
Crocs, Inc. (a)(b)                                     16,700   $    718,601
Deckers Outdoor Corp. (a)                               6,400        645,760
Heelys, Inc. (a)(b)                                    10,900        281,874
LJ International, Inc. (a)(b)                          27,689        300,703
Under Armour, Inc. Class A (a)(b)                      10,900        497,585
Volcom, Inc. (a)(b)                                    15,300        766,989
                                                                ------------
                                                                   3,211,512
                                                                ------------
Total Common Stocks
 (Cost $59,719,243)                                               68,738,800
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (29.8%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (8.4%)
Barton Capital LLC
 5.29%, due 7/5/07 (d)                              $ 604,535        604,535
Clipper Receivables Corp.
 5.291%, due 7/17/07 (d)                              483,629        483,629
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (d)                            1,088,163      1,088,163
Compass Securitization
 5.292%, due 7/3/07 (d)                               120,907        120,907
 5.303%, due 7/13/07 (d)                              362,721        362,721
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (d)                              362,721        362,721
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (d)                               359,385        359,385
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (d)                              241,814        241,814
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (d)                               483,629        483,629
Old Line Funding LLC
 5.279%, due 7/2/07 (d)                               241,814        241,814
 5.286%, due 7/2/07 (d)                               362,721        362,721
Three Pillars Funding LLC
 5.304%, due 7/16/07 (d)                              725,442        725,442
Yorktown Capital LLC
 5.295%, due 7/3/07 (d)                               362,721        362,721
 5.303%, due 7/24/07 (d)                              241,814        241,814
                                                                ------------
Total Commercial Paper
 (Cost $6,042,016)                                                 6,042,016
                                                                ------------
                                                       SHARES          VALUE
INVESTMENT COMPANY (1.6%)
BGI Institutional Money Market Fund (d)             1,124,047   $  1,124,047
                                                                ------------
Total Investment Company
 (Cost $1,124,047)                                                 1,124,047
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.7%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $483,850
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $506,441 and a Market Value
 of $499,333) (d)                                   $ 483,629        483,629
                                                                ------------
Total Repurchase Agreement
 (Cost $483,629)                                                     483,629
                                                                ------------
TIME DEPOSITS (19.1%)
Abbey National PLC
 5.28%, due 7/6/07 (d)                                967,256        967,256
 5.29%, due 7/2/07 (d)                                846,349        846,349
Bank of America Corp.
 5.29%, due 8/16/07 (d)(e)                            967,256        967,256
Barclays
 5.31%, due 8/20/07 (d)                               967,256        967,256
Calyon
 5.30%, due 8/13/07 (d)                               967,256        967,256
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (d)                               725,442        725,442
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (d)                               725,442        725,442
Deutsche Bank AG
 5.28%, due 7/10/07 (d)                               846,349        846,349
Fortis Bank
 5.30%, due 7/30/07 (d)                               483,629        483,629
Rabobank Nederland
 5.29%, due 7/18/07 (d)                               846,349        846,349
Royal Bank of Canada
 5.285%, due 8/3/07 (d)                             1,813,606      1,813,606
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (d)                              1,813,606      1,813,606

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (d)                             $ 725,442   $    725,442
UBS AG
 5.277%, due 7/3/07 (d)                               967,256        967,256
                                                                ------------
Total Time Deposits
 (Cost $13,662,494)                                               13,662,494
                                                                ------------
Total Short-Term Investments
 (Cost $21,312,186)                                               21,312,186
                                                                ------------
Total Investments
 (Cost $81,031,429) (f)                                 125.8%    90,050,986(g)
Liabilities in Excess of
 Cash and Other Assets                                  (25.8)   (18,490,942)
                                                    ---------   ------------
Net Assets                                              100.0%  $ 71,560,044
                                                    =========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(f)  The cost for federal income tax purposes is $81,502,607.
(g) At June 30, 2007 net unrealized appreciation was $8,548,379, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,805,574 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,257,195.

 M-116 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $81,031,429) including $20,618,831
  market value of securities loaned              $90,050,986
Cash                                               3,930,593
Receivables:
  Investment securities sold                       1,735,989
  Fund shares sold                                    43,434
  Dividends and interest                              35,373
Other assets                                             606
                                                 ------------
    Total assets                                  95,796,981
                                                 ------------

LIABILITIES:
Securities lending collateral                     21,312,186
Payables:
  Investment securities purchased                  2,817,829
  Adviser (See Note 3)                                34,616
  Professional fees                                   20,563
  Fund shares redeemed                                14,198
  Administrator (See Note 3)                          11,539
  Shareholder communication                           11,525
  NYLIFE Distributors (See Note 3)                     8,081
  Custodian                                            5,772
Accrued expenses                                         628
                                                 ------------
    Total liabilities                             24,236,937
                                                 ------------
Net assets                                       $71,560,044
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                  $    22,845
  Service Class                                       30,084
Additional paid-in capital                        50,701,852
Accumulated net investment loss                     (122,732)
Accumulated net realized gain on investments      11,908,438
Net unrealized appreciation on investments         9,019,557
                                                 ------------
Net assets                                       $71,560,044
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $31,069,739
                                                 ============
Shares of capital stock outstanding                2,284,473
                                                 ============
Net asset value per share outstanding            $     13.60
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $40,490,305
                                                 ============
Shares of capital stock outstanding                3,008,446
                                                 ============
Net asset value per share outstanding            $     13.46
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Income from securities loaned--net             $   122,522
  Dividends                                           52,759
  Interest                                            48,815
                                                 ------------
    Total income                                     224,096
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              193,504
  Administration (See Note 3)                         64,501
  Distribution and service--Service Class
    (See Note 3)                                      44,284
  Professional fees                                   19,197
  Custodian                                           15,414
  Shareholder communication                            5,430
  Directors                                            1,544
  Miscellaneous                                        2,954
                                                 ------------
    Total expenses                                   346,828
                                                 ------------
Net investment loss                                 (122,732)
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   8,674,902
Net change in unrealized appreciation on
  investments                                      2,648,698
                                                 ------------
Net realized and unrealized gain on investments   11,323,600
                                                 ------------
Net increase in net assets resulting from
  operations                                     $11,200,868
                                                 ============

 M-118 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                       2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment loss            $  (122,732)  $   (278,071)
 Net realized gain on
  investments                     8,674,902      6,490,812
 Net change in unrealized
  appreciation on investments     2,648,698       (496,617)
                                --------------------------
 Net increase in net assets
  resulting from operations      11,200,868      5,716,124
                                --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  1,974,277      9,585,472
   Service Class                  5,093,041     12,114,019
                                --------------------------
                                  7,067,318     21,699,491
 Cost of shares redeemed:
   Initial Class                 (3,724,025)   (12,294,514)
   Service Class                 (2,561,441)    (6,152,803)
                                --------------------------
                                 (6,285,466)   (18,447,317)
   Increase in net assets
    derived from capital share
    transactions                    781,852      3,252,174
                                --------------------------
   Net increase in net assets    11,982,720      8,968,298

NET ASSETS:
Beginning of period              59,577,324     50,609,026
                                --------------------------
End of period                   $71,560,044   $ 59,577,324
                                ==========================
Accumulated net investment
 loss at end of period          $  (122,732)  $         --
                                ==========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               INITIAL CLASS
                                ---------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                         YEAR ENDED DECEMBER 31,
                                  2007*          2006         2005         2004         2003         2002
Net asset value at beginning
  of period                      $ 11.45        $ 10.17      $  9.07      $  8.57      $  6.19      $  8.71
                                ----------      -------      -------      -------      -------      -------
Net investment loss (b)            (0.01)         (0.04)       (0.05)       (0.07)       (0.07)       (0.07)
Net realized and unrealized
  gain (loss) on investments        2.16           1.32         1.15         0.57         2.45        (2.45)
                                ----------      -------      -------      -------      -------      -------
Total from investment
  operations                        2.15           1.28         1.10         0.50         2.38        (2.52)
                                ----------      -------      -------      -------      -------      -------
Net asset value at end of
  period                         $ 13.60        $ 11.45      $ 10.17      $  9.07      $  8.57      $  6.19
                                ==========      =======      =======      =======      =======      =======
Total investment return            18.78%(c)      12.64%       12.04%(d)     5.86%       38.49%      (28.98%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss              (0.24%)+       (0.34%)      (0.59%)      (0.88%)      (1.01%)      (0.92%)
  Net expenses                      0.94%+         0.96%#       0.90%#       1.08%#       1.19%        1.10%
  Expenses (before
    reimbursement)                  0.94%+         0.97%#       1.03%#       1.09%#       1.19%        1.10%
Portfolio turnover rate              110%           228%         130%         129%         103%          62%
Net assets at end of period
  (in 000's)                     $31,070        $27,772      $27,614      $36,604      $38,146      $22,338

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     11.94% and 11.64% for the Initial Class and Service Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
#    Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
+    Annualized.
*    Unaudited.

 M-120 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      SERVICE CLASS
-----------------------------------------------------------------------------------------
                                                                               JUNE 5,
    SIX MONTHS                                                                 2003(a)
      ENDED                                                                    THROUGH
     JUNE 30,                      YEAR ENDED DECEMBER 31,                   DECEMBER 31,
      2007*               2006              2005              2004               2003
     $ 11.35             $ 10.10           $  9.04           $  8.56            $ 7.20
    ----------           -------           -------           -------         ------------
       (0.03)              (0.07)            (0.08)            (0.09)            (0.06)
        2.14                1.32              1.14              0.57              1.42
    ----------           -------           -------           -------         ------------
        2.11                1.25              1.06              0.48              1.36
    ----------           -------           -------           -------         ------------
     $ 13.46             $ 11.35           $ 10.10           $  9.04            $ 8.56
    ==========           =======           =======           =======         ============
       18.63%(c)           12.36%            11.73%(d)          5.60%            18.83%(c)
       (0.49%)+            (0.59%)           (0.84%)           (1.13%)           (1.26%)+(e)
        1.19%+              1.21%#            1.15%#            1.33%#            1.44%+
        1.19%+              1.22%#            1.28%#            1.34%#            1.44%+
         110%                228%              130%              129%              103%
     $40,490             $31,805           $22,995           $16,098            $4,441

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                  3.16%   6.77%    5.21%

(PERFORMANCE GRAPHS)                        (After Portfolio operating expenses)

                                                                 MAINSTAY VP FLOATING RATE         CREDIT SUISSE LEVERAGED LOAN
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
5/2/05                                                                    10000                              10000
                                                                           9965                              10075
                                                                          10456                              10747
6/30/07                                                                   11164                              11557

SERVICE CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                  3.03%   6.51%    4.94%

(PERFORMANCE GRAPHS)                       (After Portfolio operating expenses)

                                                                 MAINSTAY VP FLOATING RATE         CREDIT SUISSE LEVERAGED LOAN
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
5/2/05                                                                    10000                              10000
                                                                           9962                              10075
                                                                          10424                              10747
6/30/07                                                                   11102                              11557

                                          SIX     ONE      SINCE
BENCHMARK PERFORMANCE                    MONTHS   YEAR   INCEPTION

Credit Suisse Leveraged Loan Index*       3.61%   7.53%    6.90%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-122   MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,031.70            $3.43            $1,021.60             $3.41
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,030.45            $4.68            $1,020.35             $4.66
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.68% for Initial Class and 0.93% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-123

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                            LIABILITIES IN EXCESS
                                            SHORT-TERM          FOREIGN FLOATING                              OF CASH AND OTHER
FLOATING-RATE LOANS                        INVESTMENTS             RATE LOANS           CORPORATE BOND             ASSETS
-------------------                        -----------          ----------------        --------------      ---------------------
82.1                                          13.9                    4.3                    0.2                    (0.5)

See Portfolio of Investments on page M-127 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  DaVita, Inc., Tranche B1 Term Loan, 8.658%, due
     10/5/12
 2.  Discovery Communications Holdings LLC, Term Loan
     B, 7.36%, due 5/14/14
 3.  Health Management Associates, Inc., Term Loan B,
     7.11%, due 2/28/14
 4.  CB Richard Ellis Services, Inc., Term Loan B,
     6.82%, due 12/20/13
 5.  Community Health Systems, Inc., Term Loan,
     7.11%, due 8/19/11
 6.  Georgia-Pacific Corp., Term Loan B, 7.11%, due
     12/20/12
 7.  Charter Communications Operating LLC, Existing
     Term Loan, 7.32%, due 3/6/14
 8.  Neiman Marcus Group, Inc. (The), Term Loan B,
     7.358%, due 4/6/13
 9.  Yell Group PLC, Term Loan B1, 7.32%, due
     10/27/12
10.  Roundy's Supermarkets, Inc., Tranche B Term
     Loan, 8.11%, due 11/3/11

 M-124   MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Robert Dial of New York Life Investment Management LLC.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Floating Rate Portfolio returned 3.16% for Initial Class shares and 3.03% for Service Class shares. Initial Class shares outperformed--and Service Class shares underperformed--the 3.08% return of the average Lipper* Loan Participation Fund for the same period. Both share classes underperformed the 3.61% return of the Credit Suisse Leveraged Loan Index,* the Portfolio's broad-based securities market index, for the six months ended June 30, 2007.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's return lagged that of the Credit Suisse Leveraged Loan Index* primarily because the Portfolio needs to maintain cash balances to meet potential daily redemptions. The Index does not record cash balances with respect to funding inflows or loan repayments. In addition, the Portfolio intentionally maintained an underweight position in riskier but higher-yielding credits, specifically loans rated CCC and below(1) and unrated loans.

WHAT MARKET FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

During the first half of 2007, the Federal Open Market Committee held the federal funds target rate steady at 5.25%. London Interbank Offered Rates (LIBOR),* which serve as base rates for floating-rate loans, were also relatively stable. Credit spreads(2) tightened materially during the first quarter of 2007 before easing slightly during the second quarter. On balance, however, credit spreads were tighter on June 30, 2007, than on January 1, 2007, based on strong investor demand. There were no institutional loan defaults during the first half of the year.

HOW WAS THE PORTFOLIO INVESTED DURING THE REPORTING PERIOD?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years but have underlying interest-rate contracts, typically linked to LIBOR, that reset every 30, 60, 90 or 180 days. As of June 30, 2007, the weighted average reset figure for the Portfolio was 52 days. This means that if short-term interest rates were to increase, the Portfolio would "catch up" within 52 days and thus increase the yield it pays to investors.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PUR-CHASES OR SALES DURING THE REPORTING PERIOD?

No, the management strategies and allocations of the Portfolio did not change significantly during the reporting period.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2007?

As of June 30, 2007, the Portfolio's largest industry concentrations were in diversified media, health care, chemicals and business services. Among these concentrated positions, the Portfolio was overweight relative to the Credit Suisse Leveraged Loan Index* in chemicals and business services and underweight in health care and diversified media. The Portfolio's overweight position in chemicals was characterized



Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, borrower industry concentration, and limited liquidity. The Portfolio may invest in foreign securities. U.S. dollar-denominated securities of foreign issuers can be subject to different risks than U.S. investments, including less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in U.S. or foreign tax or currency laws and monetary policy. Funds that invest in bonds are subject to interest risk and can lose principal value when interest rates rise.

1. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security of the Portfolio.

2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-125
by issuers with significant collateral, and the over-weight position in business services reflected issuers with recurring revenue streams and consistent free cash flow profiles.

Throughout the reporting period, the Portfolio remained significantly underweight relative to the Credit Suisse Leveraged Loan Index* in loans rated CCC and below and in unrated loans.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-126   MainStay VP Floating Rate Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM INVESTMENTS (86.6%)+
CORPORATE BOND (0.2%)
------------------------------------------------------------------------------
PACKAGING & CONTAINERS (0.2%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14                                $   500,000   $    506,250
                                                                  ------------
Total Corporate Bond
 (Cost $500,000)                                                       506,250
                                                                  ------------

FLOATING RATE LOANS (82.1%)(a)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Hexcel Corp.
 Tranche B Term Loan
 7.108%, due 3/1/12                                   1,310,327      1,311,146
Spirit Aerosystems, Inc.
 Term Loan B
 7.105%, due 9/30/13                                  1,685,084      1,691,930
Transdigm, Inc.
 Term Loan
 7.36%, due 6/23/13                                   2,000,000      2,007,500
Vought Aircraft Industries, Inc.
 Term Loan
 7.83%, due 12/22/11                                    988,095        993,036
                                                                  ------------
                                                                     6,003,612
                                                                  ------------
AUTOMOBILE (1.8%)
Ford Motor Co.
 Term Loan B
 8.36%, due 12/16/13                                  1,741,250      1,747,285
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 7.10%, due 4/30/14                                   2,500,000      2,485,268
Key Safety Systems, Inc.
 1st Lien Term Loan
 7.592%, due 3/8/14                                   1,496,250      1,491,574
TRW Automotive, Inc.
 Term Loan B1
 6.875%, due 2/9/14                                     340,000        340,354
                                                                  ------------
                                                                     6,064,481
                                                                  ------------
BEVERAGE, FOOD & TOBACCO (3.5%)
American Seafoods Group LLC
 Term Loan A
 6.86%, due 9/30/11                                     778,372        775,453
BF Bolthouse Holdco LLC
 1st Lien Term Loan
 7.625%, due 12/17/12                                   839,375        841,212
 2nd Lien Term Loan
 10.86%, due 12/16/13                                   170,000        171,275
Constellation Brands, Inc.
 New Term Loan B
 6.875%, due 6/5/13                                   2,011,667      2,014,740

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Dean Foods Co.
 Tranche B Term Loan
 6.86%, due 4/2/14                                  $ 2,493,750   $  2,488,451
Del Monte Corp.
 Term Loan B
 6.838%, due 2/8/12                                     990,000        990,000
Dole Food Co., Inc.
 Credit Link Deposit
 5.226%, due 4/12/13                                    139,535        138,857
 Tranche C Term Loan
 7.451%, due 4/12/13                                  1,033,430      1,028,407
 Tranche B Term Loan
 7.537%, due 4/12/13                                    310,029        308,522
Michael Foods, Inc.
 Term Loan B1
 7.361%, due 11/21/10                                 1,767,778      1,775,144
Reddy Ice Group, Inc.
 Term Loan
 7.105%, due 8/12/12                                  1,500,000      1,500,000
                                                                  ------------
                                                                    12,032,061
                                                                  ------------
BROADCASTING & ENTERTAINMENT (6.8%)
V  Charter Communications Operating LLC
 Existing Term Loan
 7.32%, due 3/6/14                                    3,000,000      2,971,251
CSC Holdings, Inc.
 Incremental Term Loan
 7.07%, due 3/29/13                                   1,982,487      1,980,340
DirecTV Holdings LLC
 Term Loan B
 6.82%, due 4/13/13                                   1,974,811      1,973,241
V  Discovery Communications Holdings LLC
 Term Loan B
 7.36%, due 5/14/14                                   3,000,000      3,010,314
Entravision Communications Corp.
 Term Loan
 6.85%, due 3/29/13                                     989,950        990,774
Gray Television, Inc.
 Delayed Draw Term Loan
 6.852%, due 12/31/14                                 2,000,000      1,991,250
Insight Midwest Holdings LLC
 Initial Term Loan
 7.35%, due 4/7/14                                    1,988,763      1,991,871
Mediacom Broadband Group
 (FKA MCC Iowa)
 Tranche D1 Term Loan
 7.096%, due 1/31/15                                  1,990,000      1,983,919

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
BROADCASTING & ENTERTAINMENT (CONTINUED)
Nexstar Broadcasting, Inc.
 Mission Term Loan B
 7.11%, due 10/1/12                                 $ 1,019,040   $  1,016,174
 Nexstar Term Loan B
 7.11%, due 10/1/12                                     965,263        962,549
Univision Communications, Inc.
 Tranche B Term Loan
 7.605%, due 9/29/14                                  2,348,993      2,313,758
UPC Broadband Holding B.V.
 Term Loan N1
 7.08%, due 12/31/14                                  2,000,000      1,987,500
                                                                  ------------
                                                                    23,172,941
                                                                  ------------
BUILDINGS & REAL ESTATE (2.4%)
Armstrong World Industries, Inc.
 Term Loan
 7.07%, due 10/2/13                                     795,000        796,988
V  CB Richard Ellis Services, Inc.
 Term Loan B
 6.82%, due 12/20/13                                  2,985,000      2,989,976
Central Parking Corp.
 Letter of Credit Term Loan
 7.57%, due 5/22/14                                      94,828         95,302
 Term Loan
 7.57%, due 5/22/14                                     405,172        407,198
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.57%, due 2/24/10                                   1,394,737      1,387,514
LNR Property Corp.
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                     500,000        499,732
Macerich Partnership L.P.
 Term Loan
 6.875%, due 4/26/10                                  1,000,000        999,583
Stile Acquisition Corp.
 Canadian Term Loan
 7.354%, due 4/6/13                                     488,353        472,970
 U.S. Term Loan
 7.354%, due 4/6/13                                     489,185        473,775
                                                                  ------------
                                                                     8,123,038
                                                                  ------------
CARGO TRANSPORT (1.0%)
Horizon Lines LLC
 Tranche C Term Loan
 7.57%, due 7/7/11                                    1,569,515      1,576,382
Oshkosh Truck Corp.
 Term Loan B
 7.11%, due 12/6/13                                   1,990,000      1,995,753
                                                                  ------------
                                                                     3,572,135
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHEMICALS, PLASTICS & RUBBER (6.8%)
Celanese U.S. Holdings LLC
 Synthetic Letter of Credit
 5.32%, due 4/2/14                                  $   571,429   $    572,262
 Dollar Term Loan
 7.099%, due 4/2/14                                   1,428,571      1,430,654
Gentek, Inc.
 1st Lien Term Loan
 7.359%, due 2/28/11                                  1,974,747      1,975,982
Hercules, Inc.
 Term Loan B
 6.82%, due 10/8/10                                   1,258,312      1,257,264
Hexion Specialty Chemicals, Inc.
 Term Loan C1
 7.625%, due 5/5/13                                   1,630,754      1,634,320
 Term Loan C2
 7.625%, due 5/5/13                                     353,354        354,127
Huntsman International LLC
 New Term Loan B
 7.07%, due 4/21/14                                   2,091,178      2,089,685
INEOS Group, Ltd.
 Tranche A4 Term Loan
 7.579%, due 12/17/12                                   827,160        828,194
 Tranche B2 Term Loan
 7.58%, due 12/16/13                                    247,500        248,892
 Tranche C2 Term Loan
 8.08%, due 12/16/14                                    247,500        248,892
ISP Chemco, Inc.
 Term Loan B
 7.125%, due 6/4/14                                   1,984,962      1,984,962
Lyondell Chemical Co.
 Term Loan
 6.856%, due 8/16/13                                  2,486,237      2,483,440
MacDermid, Inc.
 Term Loan B
 7.36%, due 4/12/14                                     997,500        997,500
Mosaic Co. (The)
 New Term Loan B
 7.125%, due 12/1/13                                  2,048,429      2,058,671
Nalco Co.
 Term Loan B
 7.212%, due 11/4/10                                    820,527        823,751
Polymer Group, Inc.
 Term Loan
 7.61%, due 11/22/12                                    987,469        988,086
Rockwood Specialties Group, Inc.
 Tranche E Term Loan
 7.105%, due 7/30/12                                  1,974,824      1,982,229

 M-128 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Texas Petrochemicals, L.P.
 Letter of Credit
 5.36%, due 12/29/08                                $   312,500   $    314,193
 Term Loan B
 7.938%, due 6/27/13                                    928,160        933,188
                                                                  ------------
                                                                    23,206,292
                                                                  ------------
CONTAINERS, PACKAGING & GLASS (2.8%)
Altivity Packaging LLC
 Delayed Draw 1st Lien Term Loan
 7.596%, due 6/30/13                                    257,148        257,612
 1st Lien Term Loan
 7.599%, due 6/30/13                                    859,415        860,967
 2nd Lien Term Loan
 10.32%, due 12/30/13                                   284,091        288,494
 Delayed Draw 2nd Lien
 10.32%, due 12/30/13                                    90,909         92,318
Berry Plastics Corp.
 Term Loan C
 7.355%, due 4/3/15                                   1,795,500      1,783,280
Crown Americas LLC
 Term B Dollar Loan
 7.11%, due 11/15/12                                  1,980,000      1,978,515
Graham Packaging Holdings Co.
 1st Lien Term Loan
 7.625%, due 10/7/11                                  1,695,750      1,700,293
Graphic Packaging International, Inc.
 Term Loan B
 7.338%, due 5/16/14                                  1,000,000      1,002,500
Smurfit-Stone Container Enterprises, Inc.
 Deposit Fund Commitment
 5.22%, due 11/1/10                                     319,471        320,669
 Tranche B Term Loan
 7.375%, due 11/1/11                                    807,471        810,499
 Tranche C Term Loan
 7.375%, due 11/1/11                                    376,863        378,490
 Tranche C1 Term Loan
 7.375%, due 11/1/11                                     66,374         66,660
                                                                  ------------
                                                                     9,540,297
                                                                  ------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
 MINERALS (1.0%)
Georgia-Pacific Corp.
 New Term Loan B
 7.11%, due 12/20/12                                    497,500        498,329
V    Term Loan B
 7.11%, due 12/20/12                                  2,967,418      2,972,872
                                                                  ------------
                                                                     3,471,201
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.4%)
Aearo Technologies, Inc.
 1st Lien Term Loan B
 7.61%, due 6/1/14                                  $ 2,000,000   $  2,000,000
EnerSys Capital, Inc.
 Term Loan
 7.113%, due 3/17/11                                    989,923        993,636
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.347%, due 1/15/11                                  1,185,109      1,192,022
 Term A Bonding
 7.356%, due 12/15/10                                 1,064,891      1,067,997
Mueller Water Products, Inc.
 Term Loan
 7.094%, due 5/24/14                                  1,500,000      1,501,875
Walter Industries, Inc.
 Term Loan
 7.091%, due 10/3/12                                  1,488,078      1,488,450
                                                                  ------------
                                                                     8,243,980
                                                                  ------------
DIVERSIFIED/CONGLOMERATE SERVICE (3.1%)
Affiliated Computer Services, Inc.
 1st Securities Repurchase Increase
 7.32%, due 3/20/13                                     749,055        750,226
 Term Loan B
 7.32%, due 3/20/13                                   1,479,975      1,482,288
American Reprographics Co. LLC
 Term Loan C
 7.109%, due 6/18/09                                  1,181,989      1,180,511
Coinmach Corp.
 Term Loan B1
 7.875%, due 12/19/12                                 1,490,921      1,494,648
Dealer Computer Services, Inc.
 1st Lien Term Loan
 7.36%, due 10/26/12                                  1,704,863      1,711,865
 2nd Lien Term Loan
 10.86%, due 10/26/13                                   250,000        255,156
SunGard Data Systems, Inc.
 Term Loan
 7.356%, due 2/28/14                                  1,963,829      1,969,791
VeriFone, Inc.
 Term Loan B
 7.11%, due 10/31/13                                    712,500        715,172
Verint Systems, Inc.
 Term Loan B
 8.09%, due 5/25/14                                   1,000,000      1,001,875
                                                                  ------------
                                                                    10,561,532
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
ECOLOGICAL (2.0%)
Allied Waste Industries, Inc.
 Tranche A Credit-Linked Deposit
 5.334%, due 3/28/14                                $   529,730   $    531,120
 Term Loan B
 7.095%, due 3/28/14                                    974,786        976,701
Big Dumpster Merger Sub, Inc.
 Delayed Draw Term Loan B
 7.144%, due 2/5/13 (b)                                 433,015        435,180
 Term Loan B
 7.61%, due 2/5/13                                    1,028,411      1,033,553
Duratek, Inc.
 Term Loan B
 7.66%, due 6/7/13                                      298,424        299,357
EnergySolutions LLC
 Synthetic Letter of Credit
 7.57%, due 6/7/13                                       31,447         31,545
 Term Loan
 7.66%, due 6/7/13                                      616,589        618,516
IESI Corp.
 Term Loan
 7.109%, due 1/20/12                                  2,000,000      2,001,250
Synagro Technologies, Inc.
 Term Loan B
 7.36%, due 3/31/14                                   1,000,000      1,000,000
                                                                  ------------
                                                                     6,927,222
                                                                  ------------
ELECTRONICS (1.2%)
Advanced Micro Devices, Inc.
 Tranche B1 Term Loan
 7.36%, due 12/31/13                                    677,422        675,728
Freescale Semiconductor, Inc.
 Term Loan B
 7.11%, due 11/29/13                                  1,493,747      1,477,720
Sensata Technologies Finance Co. LLC
 Term Loan
 7.10%, due 4/26/13                                   1,980,000      1,974,601
                                                                  ------------
                                                                     4,128,049
                                                                  ------------
FINANCE (2.2%)
Hertz Corp. (The)
 Letter of Credit
 5.36%, due 12/21/12                                    374,271        375,528
 Tranche B Term Loan
 7.10%, due 12/21/12                                  2,090,676      2,097,698
Rental Services Corp.
 1st Lien Term Loan
 7.09%, due 11/30/12                                  2,486,237      2,497,115
 2nd Lien Term Loan
 9.636%, due 11/27/13                                   397,920        403,392

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FINANCE (CONTINUED)
United Rentals, Inc.
 Tranche B Credit-Linked Deposit
 5.322%, due 2/14/11                                $   651,060   $    650,595
 Initial Term Loan
 7.32%, due 2/14/11                                   1,430,385      1,429,364
                                                                  ------------
                                                                     7,453,692
                                                                  ------------
GROCERY (1.6%)
Giant Eagle, Inc.
 Term Loan
 6.851%, due 11/7/12                                    492,500        494,839
V  Roundy's Supermarkets, Inc.
 Tranche B Term Loan
 8.11%, due 11/3/11                                   2,491,262      2,505,587
SUPERVALU, Inc.
 Term Loan B
 6.86%, due 6/1/12                                    2,478,741      2,481,581
                                                                  ------------
                                                                     5,482,007
                                                                  ------------
HEALTHCARE, EDUCATION & CHILDCARE (8.7%)
Accellent, Inc.
 Term Loan
 7.86%, due 11/22/12                                    481,253        480,251
Advanced Medical Optics, Inc.
 Term Loan B
 7.092%, due 4/2/14                                     997,500        991,266
AGA Medical Corp.
 Tranche B Term Loan
 7.34%, due 4/28/13                                     916,105        914,960
Alliance Imaging, Inc.
 Tranche C1 Term Loan
 7.875%, due 12/29/11                                 1,405,851      1,408,663
AMR HoldCo., Inc.
 Term Loan
 7.356%, due 2/10/12                                    907,632        908,766
Aveta Holdings LLC
 New Term Loan Namm
 9.32%, due 8/22/11                                       8,955          7,522
 Term Loan MMM
 9.32%, due 8/22/11                                      68,580         57,607
 Term Loan Namm
 9.32%, due 8/22/11                                      16,136         13,555
 Term Loan PHMC
 9.32%, due 8/22/11                                      56,203         47,210
 Term Loan PHMC Namm
 9.32%, due 8/22/11                                       1,561          1,311
Community Health Systems, Inc.
 Incremental Term Loan
 7.09%, due 2/29/12                                     496,250        496,793
V    Term Loan
 7.11%, due 8/19/11                                   2,977,132      2,980,389

 M-130 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
V  DaVita, Inc.
 Tranche B1 Term Loan
 8.658%, due 10/5/12                                $ 3,767,981   $  3,770,336
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.735%, due 3/31/13                                  1,979,987      1,977,760
Gentiva Health Services, Inc.
 Term Loan B
 7.586%, due 3/31/13                                    880,435        880,435
HCA, Inc.
 Term Loan A
 7.36%, due 11/16/12                                    979,545        980,280
 Term Loan B
 7.61%, due 11/18/13                                    995,000        998,421
V  Health Management Associates, Inc.
 Term Loan B
 7.11%, due 2/28/14                                   2,992,500      2,993,862
HealthSouth Corp.
 Term Loan B
 7.85%, due 3/10/13                                     573,137        574,993
LifePoint Hospitals, Inc.
 Term Loan B
 6.985%, due 4/15/12                                    741,429        737,975
Quintiles Transnational Corp.
 Term Loan B
 7.36%, due 3/31/13                                     987,500        991,203
Rural/Metro Operating Co. LLC
 Letter of Credit Facility Deposits
 5.195%, due 3/4/11                                     411,765        413,824
Select Medical Corp.
 Term Loan B
 7.368%, due 2/24/12                                    974,614        968,855
Sun Healthcare Group, Inc.
 Delayed Draw Term Loan B
 5.204%, due 4/19/14 (b)                                137,931        138,208
 Synthetic Letter of Credit
 7.355%, due 4/19/14                                    275,862        276,092
 Term Loan B
 7.355%, due 4/19/14                                  1,221,674      1,222,692
US Oncology, Inc.
 Term Loan B
 7.593%, due 8/20/11                                  1,978,795      1,988,689
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.61%, due 9/23/11                                     982,631        985,703

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Warner Chilcott Corp.
 Tranche B Term Loan
 7.357%, due 1/18/12                                $ 1,253,961   $  1,257,096
 Tranche C Term Loan
 7.36%, due 1/18/12                                     269,974        270,649
                                                                  ------------
                                                                    29,735,366
                                                                  ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER PRODUCTS (1.1%)
Jarden Corp.
 Term Loan B2
 7.11%, due 1/24/12                                     733,733        734,344
Sealy Mattress Co.
 Term Loan E
 6.858%, due 8/25/12                                    750,000        749,063
Simmons Co.
 Tranche D Term Loan
 7.413%, due 12/19/11                                 1,853,659      1,857,520
Sunbeam Corp. (Canada), Ltd.
 Term Loan
 7.10%, due 1/24/12                                     483,978        484,583
                                                                  ------------
                                                                     3,825,510
                                                                  ------------
HOTELS, MOTELS, INNS & GAMING (1.2%)
Penn National Gaming, Inc.
 Term Loan B
 7.11%, due 10/3/12                                   2,468,637      2,469,760
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
 Term Loan B
 7.11%, due 5/23/14                                   1,600,000      1,595,714
                                                                  ------------
                                                                     4,065,474
                                                                  ------------
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (4.4%)
Affinity Group, Inc.
 Term Loan
 7.835%, due 6/24/09                                    481,376        481,376
AMC Entertainment, Inc.
 Term Loan
 7.07%, due 1/26/13                                     987,500        989,184
Bombardier Recreational Products, Inc.
 Term Loan
 7.86%, due 6/28/13                                   1,367,089      1,368,797
Cedar Fair, L.P.
 U.S. Term Loan
 7.32%, due 8/30/12                                   1,980,000      1,986,435
Cinemark USA, Inc.
 Term Loan
 7.13%, due 10/5/13                                   1,985,000      1,985,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (CONTINUED)
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 7.11%, due 3/16/12                                 $ 1,975,000   $  1,971,915
Metro-Goldwyn-Mayer Studios, Inc.
 Tranche B Term Loan
 8.61%, due 4/8/12                                      987,500        988,851
Regal Cinemas Corp.
 Term Loan
 6.86%, due 10/27/13                                  1,455,377      1,456,547
Six Flags Theme Parks, Inc.
 Tranche B Term Loan
 7.61%, due 4/30/15                                   1,000,000        988,036
Wimar OpCo LLC
 Term Loan B
 7.61%, due 1/3/12                                    1,963,251      1,976,012
WMG Acquisition Corp.
 Term Loan
 7.359%, due 2/28/11                                    982,235        984,554
                                                                  ------------
                                                                    15,176,707
                                                                  ------------
MACHINERY (1.8%)
Baldor Electric Co.
 Term Loan B
 7.125%, due 1/31/14                                    885,907        887,752
Bucyrus International, Inc.
 Tranche B Term Loan
 6.863%, due 5/4/14                                   1,000,000      1,003,125
Colfax Corp.
 New Term Loan B
 7.625%, due 11/30/11                                   494,994        497,469
Flowserve Corp.
 Term Loan B
 6.875%, due 8/10/12                                  1,955,717      1,954,739
Generac CCMP Acquisition Corp.
 Term Loan B
 7.86%, due 11/11/13                                    486,013        476,380
RBS Global, Inc.
 Term Loan B2
 7.642%, due 7/21/13                                    557,048        559,659
 Term Loan B
 7.858%, due 7/19/13                                    934,426        938,807
                                                                  ------------
                                                                     6,317,931
                                                                  ------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (1.9%)
Aleris International, Inc.
 New Term Loan B
 7.375%, due 12/19/13                                   995,006        985,056
Freeport McMoran Copper & Gold, Inc.
 Term Loan B
 9.00%, due 3/19/14                                   1,885,772      1,886,315

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
Magnum Coal Co.
 Funded Letter of Credit
 8.57%, due 3/21/13                                 $    90,909   $     90,341
 Term Loan
 10.50%, due 3/21/13                                    897,727        892,116
Novelis, Inc.
 U.S. Term Loan B1
 7.59%, due 1/9/12                                    1,456,150      1,456,377
 Canadian Term Loan B2
 7.61%, due 1/9/12                                      262,632        262,673
Tube City IMS Corp.
 Synthetic Letter of Credit
 5.25%, due 1/25/14                                     108,108        108,514
 Term Loan
 7.61%, due 1/25/14                                     889,662        892,998
                                                                  ------------
                                                                     6,574,390
                                                                  ------------
OIL & GAS (2.0%)
Babcock & Wilcox Co. (The)
 Synthetic Letter of Credit
 8.10%, due 2/22/12                                     805,872        809,901
Dresser, Inc.
 Term Loan
 7.86%, due 5/4/14                                      415,000        416,383
Energy Transfer Co., L.P.
 Term Loan B
 7.106%, due 11/1/12                                  2,000,000      2,005,626
Kinder Morgan
 Term Loan B
 6.82%, due 5/30/14                                   2,000,000      1,997,678
Regency Gas Services LLC
 Term Loan B
 7.82%, due 8/15/13                                      83,333         83,417
Targa Resources, Inc.
 Synthetic Letter of Credit
 5.235%, due 10/31/12                                   291,106        292,289
 Term Loan
 7.357%, due 10/31/12                                 1,191,716      1,196,558
                                                                  ------------
                                                                     6,801,852
                                                                  ------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (1.7%)
ACCO Brands Corp.
 U.S. Term Loan
 7.11%, due 8/17/12                                     795,000        798,478
Chattem, Inc.
 Term Loan B
 7.11%, due 1/2/13                                      573,333        575,125

 M-132 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (CONTINUED)
JohnsonDiversey, Inc.
 New Term Loan B
 7.86%, due 12/16/11                                $ 1,490,324   $  1,499,639
Mega Bloks, Inc.
 Term Loan B
 7.125%, due 7/26/12                                    982,500        977,588
Solo Cup Co.
 Term Loan B1
 8.841%, due 2/27/11                                    628,993        634,497
Visant Corp.
 Term Loan C
 7.33%, due 12/21/11                                  1,231,054      1,235,926
                                                                  ------------
                                                                     5,721,253
                                                                  ------------
PERSONAL TRANSPORTATION (0.6%)
United Airlines, Inc.
 Term Loan B
 7.375%, due 2/1/14                                   1,990,000      1,981,761
                                                                  ------------

PERSONAL, FOOD & MISCELLANEOUS SERVICES (0.5%)
Aramark Corp.
 Synthetic Letter of Credit
 5.20%, due 1/27/14                                     131,683        131,668
 Term Loan
 7.36%, due 1/27/14                                   1,696,324      1,696,130
                                                                  ------------
                                                                     1,827,798
                                                                  ------------
PRINTING & PUBLISHING (4.9%)
Cenveo Corp.
 Delayed Draw Term Loan
 7.11%, due 6/21/13                                      27,517         27,500
 Term Loan C
 7.11%, due 6/21/13                                     825,517        825,001
Dex Media East LLC
 Term Loan B
 6.858%, due 5/8/09                                     879,502        877,403
Dex Media West LLC
 Tranche B1 Term Loan
 6.86%, due 3/9/10                                    1,043,852      1,043,069
Hanley Wood LLC
 New Term Loan B
 7.591%, due 3/8/14                                   1,933,092      1,899,263
Idearc, Inc.
 Term Loan B
 7.36%, due 11/17/14                                  2,487,500      2,495,132
MediaNews Group, Inc.
 Term Loan C
 7.07%, due 8/2/13                                      495,000        492,731

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PRINTING & PUBLISHING (CONTINUED)
Merrill Communications LLC
 Term Loan
 9.25%, due 5/15/11                                 $ 1,977,475   $  1,982,419
New Publishing Acquisition, Inc.
 Tranche B Term Loan
 7.61%, due 8/5/12                                    1,121,317      1,126,456
Nielsen Finance LLC
 Dollar Term Loan
 7.607%, due 8/9/13                                   1,488,750      1,496,194
Penton Media, Inc.
 Term Loan B
 7.61%, due 2/1/13                                    1,246,875      1,248,824
R.H. Donnelley, Inc.
 Tranche D2 Term Loan
 6.858%, due 6/30/11                                  1,154,133      1,153,412
Riverdeep Interactive Learning USA, Inc.
 Term Loan B
 8.11%, due 12/20/13                                    994,983        996,048
Tribune Co.
 Term Loan B
 8.32%, due 5/19/14                                   1,000,000        975,781
                                                                  ------------
                                                                    16,639,233
                                                                  ------------
RETAIL STORE (3.0%)
Eye Care Centers of America, Inc.
 Term Loan B
 7.848%, due 3/1/12                                     999,072        999,072
Michaels Stores, Inc.
 New Term Loan B
 7.625%, due 10/31/13                                 2,250,000      2,225,939
V  Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.358%, due 4/6/13                                   2,682,930      2,689,428
Pantry, Inc. (The)
 Term Loan B
 7.07%, due 5/15/14                                     777,778        779,238
Petco Animal Supplies, Inc.
 Term Loan B
 7.853%, due 10/25/13                                 2,082,851      2,092,892
Yankee Candle Co., Inc. (The)
 Term Loan B
 7.36%, due 2/6/14                                    1,496,250      1,499,991
                                                                  ------------
                                                                    10,286,560
                                                                  ------------
TELECOMMUNICATIONS (2.2%)
Centennial Cellular Operating Co. LLC
 Term Loan
 7.36%, due 2/9/11                                    1,930,632      1,938,907
MetroPCS Wireless, Inc.
 Term Loan B
 7.625%, due 11/4/13                                  1,987,487      1,991,959

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
PanAmSat Corp.
 Term Loan B2
 7.349%, due 1/3/14                                 $ 1,492,500   $  1,495,206
Windstream Corp.
 Tranche B1 Term Loan
 6.86%, due 7/17/13                                   2,000,000      2,004,642
                                                                  ------------
                                                                     7,430,714
                                                                  ------------
TEXTILES & LEATHER (0.7%)
Springs Windows Fashions LLC
 Term Loan B
 8.125%, due 12/31/12                                   470,875        471,170
St. Johns Knits International, Inc.
 Term Loan B
 8.36%, due 3/23/12                                   1,083,136      1,091,260
William Carter Co. (The)
 Term Loan
 6.846%, due 7/14/12                                    742,414        741,718
                                                                  ------------
                                                                     2,304,148
                                                                  ------------
UTILITIES (7.0%)
AES Corp.
 Term Loan
 7.345%, due 4/30/08                                  1,000,000      1,001,458
Boston Generating LLC
 Synthetic Letter of Credit
 5.225%, due 12/20/13                                   431,371        432,809
 Revolving Credit Commitment
 7.60%, due 12/20/13                                    120,784        121,186
 1st Lien Term Loan
 7.61%, due 12/20/13                                  1,940,048      1,946,514
Cogentrix Delaware Holdings, Inc.
 Term Loan
 6.86%, due 4/14/12                                   1,205,660      1,206,916
Coleto Creek Power, L.P.
 Synthetic Letter of Credit
 5.25%, due 6/28/13                                     579,618        581,550
 Term Loan
 8.11%, due 6/28/13                                   1,158,678      1,162,540
Covanta Energy Corp.
 Funded Letter of Credit
 5.26%, due 2/10/14                                     494,845        494,536
 Term Loan B
 5.875%, due 2/10/14                                  1,005,155      1,004,526
Dynegy Holdings, Inc.
 Synthetic Letter of Credit
 6.82%, due 4/2/13                                    2,500,000      2,483,787

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UTILITIES (CONTINUED)
InfrastruX Group, Inc.
 Delayed Draw Term Loan
 8.57%, due 11/5/12                                 $   929,341   $    929,341
KGen LLC
 1st Lien Term Loan
 7.125%, due 2/8/14                                     466,406        466,406
 Synthetic Letter of Credit
 7.125%, due 2/8/14                                     281,250        281,250
LS Power Acquisition Co.
 Term Loan B
 7.36%, due 5/1/14                                      797,500        797,002
Mackinaw Power Holdings LLC
 Term Loan B
 6.82%, due 6/22/15                                   1,500,000      1,496,250
Mirant North America LLC
 Term Loan
 7.07%, due 1/3/13                                    2,035,377      2,034,613
NRG Energy, Inc.
 Synthetic Letter of Credit
 7.01%, due 2/1/13                                      966,379        961,375
 Term Loan B
 7.11%, due 2/1/13                                    2,327,786      2,315,731
TPF Generation Holdings LLC
 Synthetic Letter of Credit
 5.25%, due 12/16/13                                    150,543        151,060
 Synthetic Revolver
 7.35%, due 12/16/11                                     47,192         47,354
 Term Loan B
 7.938%, due 12/15/13                                 1,795,472      1,801,645
 2nd Lien Term Loan C
 9.61%, due 12/15/14                                    500,000        507,232
USPF Holdings LLC
 Term Loan
 7.083%, due 4/11/14                                  1,200,000      1,206,000
 Synthetic Letter of Credit
 7.11%, due 4/11/14                                     300,000        301,500
                                                                  ------------
                                                                    23,732,581
                                                                  ------------
Total Floating Rate Loans
 (Cost $281,152,605)                                               280,403,818
                                                                  ------------

FOREIGN FLOATING RATE LOANS (4.3%)(a)
------------------------------------------------------------------------------
AUTOMOBILE (0.4%)
Tenneco, Inc.
 Tranche B Credit Linked Deposit
 6.82%, due 3/17/14                                   1,250,000      1,251,563
                                                                  ------------

 M-134 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
CARGO TRANSPORT (0.3%)
Laidlaw International, Inc.
 Canadian Term Loan B
 7.07%, due 7/31/13                                 $   248,125   $    248,745
 Term Loan B
 7.07%, due 7/31/13                                     744,375        746,236
                                                                  ------------
                                                                       994,981
                                                                  ------------
CHEMICALS, PLASTICS & RUBBER (1.4%)
Brenntag Holding GmbH & Co.
 Acquisition Term Loan
 7.887%, due 1/20/14                                    392,727        393,464
 Term Loan B2
 7.887%, due 1/20/14                                  1,607,273      1,609,785
Invista B.V.
 Tranche B1 Term Loan
 6.86%, due 4/29/11                                   1,314,612      1,312,969
 Tranche B2 Term Loan
 6.86%, due 4/29/11                                     604,099        603,344
Lucite International US Finco, Ltd.
 Delayed Draw Term Loan B2
 4.639%, due 7/8/13 (b)                                 135,878        136,557
 Term Loan B1
 7.61%, due 7/8/13                                      733,053        736,719
                                                                  ------------
                                                                     4,792,838
                                                                  ------------
FINANCE (0.5%)
Ashtead Group PLC
 Term Loan
 7.125%, due 8/31/11                                  1,500,000      1,495,313
                                                                  ------------
PRINTING & PUBLISHING (0.7%)
V  Yell Group PLC
 Term Loan B1
 7.32%, due 10/27/12                                  2,500,000      2,511,590
                                                                  ------------

RETAIL STORE (0.4%)
Dollarama Group, L.P.
 Replacement Term Loan B
 7.355%, due 11/18/11                                 1,481,315      1,489,647
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TELECOMMUNICATIONS (0.6%)
Intelsat Subsidiary Holding Co.
 Tranche B Term Loan
 7.349%, due 7/3/13                                 $ 1,983,728   $  1,987,696
                                                                  ------------
Total Foreign Floating Rate Loans
 (Cost $14,543,498)                                                 14,523,628
                                                                  ------------
Total Long-Term Investments
 (Cost $296,196,103)                                               295,433,696
                                                                  ------------

SHORT-TERM INVESTMENTS (13.9%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (7.6%)
Bank of America Corp.
 5.25%, due 7/27/07                                   3,000,000      2,988,625
CBA (Delaware) Finance, Inc.
 5.26%, due 7/10/07                                   3,000,000      2,996,055
General Electric Capital Corp.
 5.22%, due 7/30/07                                   3,000,000      2,987,385
JPMorgan Chase & Co.
 5.29%, due 7/2/07                                    2,000,000      1,999,706
McGraw-Hill Cos., Inc. (The)
 5.22%, due 7/13/07                                   2,000,000      1,996,520
 5.24%, due 7/6/07                                    2,000,000      1,998,544
National Rural Utilities Cooperative Finance Corp.
 5.25%, due 7/12/07                                   1,000,000        998,396
 5.26%, due 7/20/07                                   3,000,000      2,991,672
New Jersey Natural Gas
 5.29%, due 7/3/07                                    3,000,000      2,999,118
Target Corp.
 5.25%, due 7/9/07                                    2,000,000      1,997,667
 5.30%, due 7/9/07                                    2,000,000      1,997,644
                                                                  ------------
Total Commercial Paper
 (Cost $25,951,332)                                                 25,951,332
                                                                  ------------
FEDERAL AGENCY (0.9%)
Federal Home Loan Bank
 (Discount Note)
 4.90%, due 7/2/07                                    3,000,000      2,999,592
                                                                  ------------
Total Federal Agency
 (Cost $2,999,592)                                                   2,999,592
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.4%)
Wachovia Capital Markets LLC
 5.33%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $18,569,244 (Collateralized
 by various Federal Agencies,
 with rates between 0.00%-6.625% and
 maturity dates between 10/15/07-3/14/36,
 with a Principal Amount of
 $19,080,000 and a Market Value
 of $18,932,254)                                    $18,561,000   $ 18,561,000
                                                                  ------------
Total Repurchase Agreement
 (Cost $18,561,000)                                                 18,561,000
                                                                  ------------
Total Short-Term Investments
 (Cost $47,511,924)                                                 47,511,924
                                                                  ------------
Total Investments
 (Cost $343,708,027) (c)                                  100.5%   342,945,620(d)
Liabilities in Excess of
 Cash and Other Assets                                     (0.5)    (1,540,676)
                                                    -----------   ------------
Net Assets                                                100.0%  $341,404,944
                                                    ===========   ============

(a) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at June 30, 2007.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(b)  This security has additional commitments and contingencies.
     Principal amount and value exclude unfunded commitment.
(c) The cost stated also represents the aggregate cost for federal tax purposes.
(d) At June 30, 2007 net unrealized depreciation was $762,407, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $222,039 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $984,446.

 M-136 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $343,708,027)                $342,945,620
Cash                                               4,652,281
Unrealized appreciation on unfunded
  commitments                                          1,193
Receivables:
  Interest                                         2,027,027
  Investment securities sold                       2,015,000
  Fund shares sold                                 1,120,822
Other assets                                           3,166
                                                -------------
    Total assets                                 352,765,109
                                                -------------

LIABILITIES:
Unrealized depreciation on unfunded
  commitments                                          6,208
Payables:
  Investment securities purchased                 11,022,824
  Manager (See Note 3)                               161,541
  NYLIFE Distributors (See Note 3)                    59,031
  Professional fees                                   53,691
  Shareholder communication                           49,517
  Custodian                                            3,970
Accrued expenses                                       3,383
                                                -------------
    Total liabilities                             11,360,165
                                                -------------
Net assets                                      $341,404,944
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     42,533
  Service Class                                      304,335
Additional paid-in capital                       342,693,691
Accumulated undistributed net investment
  income                                               1,029
Accumulated net realized loss on investments        (869,222)
Net unrealized depreciation on investments          (762,407)
Net unrealized depreciation on unfunded
  commitments                                         (5,015)
                                                -------------
Net assets                                      $341,404,944
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 41,862,374
                                                =============
Shares of capital stock outstanding                4,253,259
                                                =============
Net asset value per share outstanding           $       9.84
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $299,542,570
                                                =============
Shares of capital stock outstanding               30,433,545
                                                =============
Net asset value per share outstanding           $       9.84
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $10,632,839
                                                 ------------
EXPENSES:
  Manager (See Note 3)                               881,939
  Distribution and service--Service Class
    (See Note 3)                                     313,251
  Professional fees                                   54,378
  Shareholder communication                           24,038
  Directors                                            7,037
  Custodian                                            4,401
  Miscellaneous                                       20,671
                                                 ------------
    Total expenses                                 1,305,715
                                                 ------------
Net investment income                              9,327,124
                                                 ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND UNFUNDED
COMMITMENTS:
Net realized loss on investments                    (322,839)
Net change in unrealized depreciation on
  investments and unfunded commitments              (308,314)
                                                 ------------
Net realized and unrealized loss on investments
  and unfunded commitments                          (631,153)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 8,695,971
                                                 ============

 M-138 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                        2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  9,327,124   $ 12,612,313
 Net realized loss on
  investments                       (322,839)      (254,589)
 Net change in unrealized
  appreciation (depreciation)
  on investments and unfunded
  commitments                       (308,314)      (607,065)
                                ---------------------------
 Net increase in net assets
  resulting from operations        8,695,971     11,750,659
                                ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                  (1,427,019)    (2,353,230)
   Service Class                  (7,903,331)   (10,254,828)
                                ---------------------------
 Total dividends to
  shareholders                    (9,330,350)   (12,608,058)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Initial Class                  15,869,160     29,098,552
   Service Class                 100,620,811    164,048,774
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends:
   Initial Class                   1,315,905      2,352,315
   Service Class                   7,903,331     10,254,828
                                ---------------------------
                                 125,709,207    205,754,469
 Cost of shares redeemed:
   Initial Class                 (26,851,256)    (4,783,055)
   Service Class                 (41,243,242)   (33,276,965)
                                ---------------------------
                                 (68,094,498)   (38,060,020)
   Increase in net assets
    derived from capital share
    transactions                  57,614,709    167,694,449
                                ---------------------------
   Net increase in net assets     56,980,330    166,837,050

NET ASSETS:
Beginning of period              284,424,614    117,587,564
                                ---------------------------
End of period                   $341,404,944   $284,424,614
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $      1,029   $      4,255
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       INITIAL CLASS
                                                       ----------------------------------------------
                                                                                            MAY 2,
                                                       SIX MONTHS          YEAR            2005(A)
                                                         ENDED            ENDED            THROUGH
                                                        JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                         2007*             2006              2005
Net asset value at beginning of period                  $  9.86          $  9.91           $ 10.00
                                                       ----------      ------------      ------------
Net investment income                                      0.32             0.62              0.32
Net realized and unrealized loss on investments           (0.02)           (0.05)            (0.09)
                                                       ----------      ------------      ------------
Total from investment operations                           0.30             0.57              0.23
                                                       ----------      ------------      ------------
Less dividends:
  From net investment income                              (0.32)           (0.62)            (0.32)
                                                       ----------      ------------      ------------
Net asset value at end of period                        $  9.84          $  9.86           $  9.91
                                                       ==========      ============      ============
Total investment return                                    3.16%(b)         5.99%             2.10%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    6.57%+           6.37%             4.76%+
  Net expenses                                             0.68%+           0.70%             0.84%+
Portfolio turnover rate                                       6%               6%               11%
Net assets at end of period (in 000's)                  $41,862          $51,569           $25,060

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.
*    Unaudited.

 M-140 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    SERVICE CLASS
    ----------------------------------------------
                                         MAY 2,
    SIX MONTHS          YEAR            2005(A)
      ENDED            ENDED            THROUGH
     JUNE 30,       DECEMBER 31,      DECEMBER 31,
      2007*             2006              2005
     $   9.86         $   9.91          $ 10.00
    ----------      ------------      ------------
         0.31             0.60             0.31
        (0.02)           (0.05)           (0.09)
    ----------      ------------      ------------
         0.29             0.55             0.22
    ----------      ------------      ------------
        (0.31)           (0.60)           (0.31)
    ----------      ------------      ------------
     $   9.84         $   9.86          $  9.91
    ==========      ============      ============
         3.03%(b)         5.73%            1.91%(b)
         6.32%+           6.12%            4.51%+
         0.93%+           0.95%            1.09%+
            6%               6%              11%
     $299,543         $232,856          $92,528

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS(1)   YEARS(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                  0.67%   5.30%    3.70%      5.43%

(PERFORMANCE GRAPH)

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOVERNMENT
                                                                         PORTFOLIO                          BOND INDEX
                                                                   ----------------------           --------------------------
6/30/97                                                                    10000                              10000
                                                                           11122                              11125
                                                                           11427                              11464
                                                                           11943                              12038
                                                                           13097                              13282
                                                                           14153                              14452
                                                                           15443                              16091
                                                                           15288                              15872
                                                                           16214                              16928
                                                                           16121                              16731
6/30/07                                                                    16975                              17661

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS(1)   YEARS(1)
--------------------------------------------------------------
After Portfolio operating
  expenses                  0.55%   5.04%    3.44%      5.17%

(PERFORMANCE GRAPH)

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOVERNMENT
                                                                         PORTFOLIO                          BOND INDEX
                                                                   ----------------------           --------------------------
6/30/97                                                                    10000                              10000
                                                                           11094                              11125
                                                                           11370                              11464
                                                                           11854                              12038
                                                                           12967                              13282
                                                                           13978                              14452
                                                                           15215                              16091
                                                                           15025                              15872
                                                                           15895                              16928
                                                                           15758                              16731
6/30/07                                                                    16552                              17661

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS

Lehman Brothers(R) Government Bond Index*                 1.10%   5.56%  4.09%   5.85%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.66% and 5.41% for Initial Class shares and 3.42% and 5.16% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-142   MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                                                              VALUE (BASED
                                                      ENDING ACCOUNT                        ON HYPOTHETICAL
                                      BEGINNING       VALUE (BASED ON       EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT        ACTUAL RETURNS          PAID             RETURN AND            PAID
                                        VALUE          AND EXPENSES)         DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07             6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00          $1,006.80            $2.79            $1,022.20             $2.81
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,005.55            $4.03            $1,020.95             $4.06
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.56% for Initial Class and 0.81% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-143

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                 SHORT-TERM
                                 INVESTMENTS
                                 (COLLATERAL
                                    FROM
                                 SECURITIES         MORTGAGE-
U.S. GOVERNMENT & FEDERAL        LENDING IS          BACKED         ASSET-BACKED        CORPORATE         MUNICIPAL
AGENCIES                           14.6%)          SECURITIES        SECURITIES           BONDS             BOND
-------------------------        -----------       ----------       ------------        ---------         ---------
87.9                                16.3              4.7               3.0                1.6               0.5


                               LIABILITIES IN
                                  EXCESS OF
U.S. GOVERNMENT & FEDERAL         CASH AND
AGENCIES                        OTHER ASSETS
-------------------------      --------------
87.9                                (14.0)

See Portfolio of Investments on page M-147 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.375%, due
     11/15/08
 2.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.50%, due 1/1/33
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 7/1/18
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 5.  United States Treasury Bond, 6.25%, due 5/15/30
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 11/1/18
 7.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 6/1/33
 8.  United States Treasury Bond, 6.875%, due 8/15/25
 9.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 11/1/17
10.  Government National Mortgage Association
     (Mortgage Pass-Through Security), 5.00%, due
     4/15/34

 M-144   MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Joseph Portera and Gary Goodenough of MacKay Shields LLC.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Government Portfolio returned 0.67% for Initial Class shares and 0.55% for Service Class shares. Over the same period, both share classes outperformed the 0.53% return of the average Lipper* Variable Products General U.S. Government Portfolio. Both share classes underperformed the 1.10% return of the Lehman Brothers(R) Government Bond Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2007.

HOW WAS THE PORTFOLIO POSITIONED DURING THE REPORTING PERIOD?

In an effort to maximize yield per unit of duration, we used agency debentures and residential mortgage-backed securities as core investments. We enhanced these core investments with no more than a 10% allocation to non-government-related securities, diversified among asset-backed securities, commercial mortgage-backed securities and corporate bonds.

During the reporting period, the U.S. economy decelerated toward its historical growth rate and economic data was fluctuating and unpredictable. To avoid being misled by this erratic data, which can affect the direction of interest rates, we reduced the emphasis we placed on duration posture. During the reporting period, the Portfolio's duration remained near that of the median Lipper peer Portfolio.

The Portfolio had a below-average allocation to Treasury Inflation-Protected Securities (TIPS), which proved beneficial. Although TIPS often trade directionally with the price of crude oil, during the first half of 2007, crude oil prices rose and TIPS under-performed.

During the reporting period, the Treasury yield curve steepened, with short-term yields remaining relatively stable and longer-term Treasury yields rising. The portion of the Portfolio that was invested in securities with durations longer than 10 years (approximately 9% of net assets) was hampered by the steeper yield curve.

HOW DID YOU SEEK TO ENHANCE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Trading activity was modest during the reporting period. Most of the trades capitalized on the muted changes in Treasury yields that dampened interest-rate volatility. For example, we bought mortgage-backed securities with 6% and 6.5% coupons and callable agency debentures. We also reinvested prepayments from the Fund's mortgage-backed securities in reverse mortgages insured by the Federal Housing Administration (FHA) and in a 10-year callable agency bond with a one-year lockout period. To further moderate the Portfolio's interest-rate sensitivity, we paired-off the Portfolio's remaining generic mortgage collateral--so-called to-be-announced (TBA) issues--against specified loan pools whose prepayment patterns tend to be more stable when interest rates change.


Investments in the Portfolio are not guaranteed, even though some of the Portfolio's holdings are guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securities, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls and when-issued transactions also presents certain risks.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-145

WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD AND HOW DID THEY AFFECT PERFORMANCE?

The Portfolio benefited from higher-yielding sectors, such as subordinated agency debt, callable agency debentures, corporate bonds, commercial mortgage-backed securities and asset-backed securities. The Federal Reserve's decision to leave the federal funds target rate unchanged at 5.25% throughout the reporting period benefited the Portfolio's floating-rate securities by helping keep the securities' benchmark-index rates from falling.

The Portfolio was overweight mortgage-backed securities backed by 15-year loans whose cash flow profiles tend to improve with a steeper yield curve. The Portfolio may have had a lighter allocation to mortgage-backed securities than its peers, and this tilt may have slowed performance during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-146   MainStay VP Government Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (97.7%)+
ASSET-BACKED SECURITIES (3.0%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.3%)
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.41%, due 6/25/36 (a)                             $   810,000   $    808,595
                                                                  ------------
CONSUMER LOANS (0.7%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                  1,650,000      1,619,727
                                                                  ------------

CREDIT CARDS (0.3%)
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.61%, due 1/15/14 (a)                                 855,000        855,325
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
Countrywide Asset-Backed Certificates
 Series 2005-13, Class 3AV1
 5.41%, due 4/25/36 (a)                                 187,666        187,678
Massachusetts RRB Special Purpose Trust
 Series 2001-1, Class A
 6.53%, due 6/1/15                                    1,949,895      2,013,673
                                                                  ------------
                                                                     2,201,351
                                                                  ------------
ELECTRIC (0.1%)
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                      304,064        303,389
                                                                  ------------

HOME EQUITY (0.7%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36 (a)                                665,000        658,829
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (a)                              1,025,000      1,018,650
                                                                  ------------
                                                                     1,677,479
                                                                  ------------
Total Asset-Backed Securities
 (Cost $7,444,105)                                                   7,465,866
                                                                  ------------

CORPORATE BONDS (1.6%)
------------------------------------------------------------------------------
INSURANCE (0.4%)
Fund American Cos., Inc.
 5.875%, due 5/15/13                                  1,000,000        983,355
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MEDIA (1.2%)
TCI Communications, Inc.
 8.75%, due 8/1/15                                  $ 2,560,000   $  2,960,384
                                                                  ------------
Total Corporate Bonds
 (Cost $4,049,547)                                                   3,943,739
                                                                  ------------

MORTGAGE-BACKED SECURITIES (4.7%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.7%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                 1,630,000      1,605,174
Citigroup Commercial Mortgage Trust
 Series 2005-EMG, Class A1
 4.154%, due 9/20/51 (b)                                766,663        755,940
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                 3,000,000      2,818,162
Citigroup Mortgage Loan Trust, Inc.
 Series 2006-AR6, Class 1A1
 6.075%, due 8/25/36 (a)                              1,729,217      1,716,257
Commercial Mortgage
 Pass-Through Certificates
 Series 2006-C7, Class A4
 5.962%, due 6/10/46 (a)                                530,000        529,591
Credit Suisse Mortgage Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                              1,320,000      1,275,698
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (b)                               530,000        499,302
GS Mortgage Securities Corp. II
 Series 2001-ROCK, Class A1
 6.22%, due 5/3/18 (b)                                1,425,618      1,442,210
Mortgage Equity Conversion Asset Trust
 Series 2007-FF2, Class A
 5.43%, due 2/25/42 (a)(b)(c)                           910,000        906,797
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $11,920,898)                                                 11,549,131
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MUNICIPAL BOND (0.5%)
------------------------------------------------------------------------------
TEXAS (0.5%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                             $ 1,280,000   $  1,248,013
                                                                  ------------
Total Municipal Bond
 (Cost $1,291,595)                                                   1,248,013
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (87.9%)
------------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.8%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   2,052,493      2,052,649
                                                                  ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.7%)
 Series 2003-T1, Class B
 4.491%, due 11/25/12                                 2,660,000      2,532,737
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (d)                               1,726,129      1,734,362
                                                                  ------------
                                                                     4,267,099
                                                                  ------------
FANNIE MAE STRIP
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
 Series 360, Class 2, IO
 5.00%, due 8/1/35 (e)                                2,156,509        560,431
 Series 361, Class 2, IO
 6.00%, due 10/1/35 (e)                                 421,365        102,824
                                                                  ------------
                                                                       663,255
                                                                  ------------
FEDERAL HOME LOAN BANK (3.3%)
 5.125%, due 8/14/13                                  3,725,000      3,679,145
 5.50%, due 7/15/36                                   4,600,000      4,521,013
                                                                  ------------
                                                                     8,200,158
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.1%)
 3.625%, due 9/15/08                                  3,530,000      3,462,863
 4.75%, due 11/17/15                                  1,395,000      1,332,169
 5.25%, due 11/5/12                                   4,100,000      4,051,128
 6.50%, due 4/1/37                                    1,143,629      1,155,554
                                                                  ------------
                                                                    10,001,714
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (12.9%)
 3.00%, due 8/1/10                                    1,855,980      1,764,200
 4.315%, due 3/1/35 (a)                                 167,530        164,882
 5.00%, due 1/1/20                                    3,419,558      3,313,268
V    5.00%, due 6/1/33                                6,924,074      6,522,378
 5.00%, due 8/1/33                                    3,375,559      3,180,659
 5.00%, due 5/1/36                                    2,672,954      2,507,622

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 1/1/21                                  $ 2,769,677   $  2,730,074
V    5.50%, due 1/1/33                               10,577,026     10,250,159
 6.00%, due 6/5/17                                    1,500,000      1,483,183
                                                                  ------------
                                                                    31,916,425
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
 5.50%, due 1/18/12                                   1,300,000      1,296,824
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (35.7%)
V    4.50%, due 7/1/18                               10,368,721      9,879,678
V    4.50%, due 11/1/18                               7,650,738      7,289,889
V    5.00%, due 11/1/17                               6,348,901      6,158,276
 5.00%, due 9/1/20                                      733,748        709,612
 5.00%, due 1/1/36                                    5,512,191      5,178,949
 5.00%, due 2/1/36                                    2,484,152      2,333,971
 5.34%, due 4/1/34 (a)                                1,509,768      1,514,889
 5.50%, due 11/1/17                                   4,177,023      4,130,470
 5.50%, due 6/1/19                                    2,393,257      2,363,323
 5.50%, due 11/1/19                                   2,339,984      2,310,717
 5.50%, due 4/1/21                                    5,360,649      5,285,236
V    5.50%, due 6/1/33                                9,550,512      9,253,414
 5.50%, due 12/1/33                                   4,525,837      4,385,047
 5.50%, due 6/1/34                                    2,388,052      2,312,076
 6.00%, due 12/1/16                                     305,386        307,207
 6.00%, due 1/1/33                                    1,413,213      1,406,662
 6.00%, due 3/1/33                                    1,668,964      1,659,178
 6.00%, due 9/1/34                                      202,555        201,070
 6.00%, due 9/1/35                                    3,352,169      3,322,564
 6.00%, due 10/1/35                                     481,191        476,870
 6.00%, due 4/1/36                                    5,207,987      5,161,217
 6.00%, due 6/1/36                                    5,773,871      5,715,310
 6.00%, due 11/1/36                                   3,702,778      3,665,223
 6.00%, due 4/1/37                                    1,243,659      1,225,864
 6.50%, due 10/1/31                                     483,233        492,630
 6.50%, due 7/1/32                                      258,918        263,504
 6.50%, due 2/1/37                                    1,148,053      1,158,947
                                                                  ------------
                                                                    88,161,793
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.3%)
 Series 2006-32, Class A
 5.079%, due 1/16/30                                  3,180,037      3,146,059
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.0%)
V    5.00%, due 4/15/34                               6,036,854      5,721,379
 6.00%, due 8/15/32                                   1,052,198      1,050,066
 6.00%, due 10/15/32                                  1,576,577      1,573,149
 6.50%, due 7/15/28                                     174,174        177,926

 M-148 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.50%, due 8/15/28                                 $   242,908   $    248,104
 6.50%, due 7/15/32                                     988,176      1,007,981
                                                                  ------------
                                                                     9,778,605
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.8%)
 Series I
 7.54%, due 12/14/23 (f)                              2,196,000      2,228,501
 Series II
 7.54%, due 12/14/23 (f)                              2,177,000      2,209,220
                                                                  ------------
                                                                     4,437,721
                                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORP. (1.2%)
 5.142%, due 12/15/23 (f)                             3,100,000      2,999,281
                                                                  ------------
TENNESSEE VALLEY AUTHORITY (1.5%)
 4.65%, due 6/15/35 (f)                               4,395,000      3,801,363
                                                                  ------------

UNITED STATES TREASURY BONDS (6.8%)
V    6.25%, due 5/15/30 (g)                           6,660,000      7,612,174
V    6.875%, due 8/15/25                              5,305,000      6,319,995
 8.75%, due 8/15/20 (g)                               2,160,000      2,884,613
                                                                  ------------
                                                                    16,816,782
                                                                  ------------
UNITED STATES TREASURY NOTES (12.0%)
 2.00%, due 7/15/14 T.I.P. (h)                        3,288,060      3,156,281
V    4.375%, due 11/15/08 (g)                        26,235,000     26,019,795
 4.625%, due 2/15/17 (g)                                505,000        489,061
                                                                  ------------
                                                                    29,665,137
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $222,598,813)                                               217,204,865
                                                                  ------------
Total Long-Term Bonds
 (Cost $247,304,958)                                               241,411,614
                                                                  ------------

SHORT-TERM INVESTMENTS (16.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.1%)
Barton Capital LLC
 5.29%, due 7/5/07 (i)                                1,022,962      1,022,962
Clipper Receivables Corp.
 5.291%, due 7/17/07 (i)                                818,370        818,370
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (i)                              1,841,332      1,841,332
Compass Securitization
 5.292%, due 7/3/07 (i)                                 204,592        204,592
 5.303%, due 7/13/07 (i)                                613,777        613,777

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (i)                            $   613,777   $    613,777
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (i)                                 608,133        608,133
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (i)                                409,185        409,185
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (i)                                 818,370        818,370
Old Line Funding LLC
 5.279%, due 7/2/07 (i)                                 409,185        409,185
 5.286%, due 7/2/07 (i)                                 613,777        613,777
Three Pillars Funding LLC
 5.304%, due 7/16/07 (i)                              1,227,555      1,227,555
Yorktown Capital LLC
 5.295%, due 7/3/07 (i)                                 613,777        613,777
 5.303%, due 7/24/07 (i)                                409,185        409,185
                                                                  ------------
Total Commercial Paper
 (Cost $10,223,977)                                                 10,223,977
                                                                  ------------
FEDERAL AGENCY (1.7%)
Federal Home Loan Bank
 (Discount Note)
 4.80%, due 7/2/07                                    4,145,000      4,143,895
                                                                  ------------
Total Federal Agency
 (Cost $4,143,895)                                                   4,143,895
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.8%)
BGI Institutional Money Market Fund (i)               1,902,052      1,902,052
                                                                  ------------
Total Investment Company
 (Cost $1,902,052)                                                   1,902,052
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $818,744 (Collateralized by
 various Corporate Bonds,
 with rates between 0.00%-8.40% and maturity dates
 between 8/1/07-12/15/20, with a Principal Amount
 of
 $856,972 and a Market Value
 of $844,945) (i)                                   $   818,370        818,370
                                                                  ------------
Total Repurchase Agreement
 (Cost $818,370)                                                       818,370
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (9.4%)
Abbey National PLC
 5.28%, due 7/6/07 (i)                              $ 1,636,740   $  1,636,740
 5.29%, due 7/2/07 (i)                                1,432,147      1,432,147
Bank of America Corp.
 5.29%, due 8/16/07 (a)(i)                            1,636,740      1,636,740
Barclays
 5.31%, due 8/20/07 (i)                               1,636,740      1,636,740
Calyon
 5.30%, due 8/13/07 (i)                               1,636,740      1,636,740
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (i)                               1,227,555      1,227,555
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (i)                               1,227,555      1,227,555
Deutsche Bank AG
 5.28%, due 7/10/07 (i)                               1,432,147      1,432,147
Fortis Bank
 5.30%, due 7/30/07 (i)                                 818,370        818,370
Rabobank Nederland
 5.29%, due 7/18/07 (i)                               1,432,147      1,432,147
Royal Bank of Canada
 5.285%, due 8/3/07 (i)                               3,068,887      3,068,887
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (i)                                3,068,887      3,068,887
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (i)                               1,227,555      1,227,555
UBS AG
 5.277%, due 7/3/07 (i)                               1,636,742      1,636,742
                                                                  ------------
Total Time Deposits
 (Cost $23,118,952)                                                 23,118,952
                                                                  ------------
Total Short-Term Investments
 (Cost $40,207,246)                                                 40,207,246
                                                                  ------------
Total Investments
 (Cost $287,512,204) (j)                                  114.0%   281,618,860(k)
Liabilities in Excess of
 Cash and Other Assets                                    (14.0)   (34,628,842)
                                                    -----------   ------------
Net Assets                                                100.0%  $246,990,018
                                                    ===========   ============

(a) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c) Fair valued security. The total market value of the security at June 30, 2007 is $906,797, which reflects 0.4% of the Portfolio's net assets.
(d)  ACES--Alternative Credit Enhancement Structure.
(e) Collateralized Mortgage Obligation Interest Only Strip--Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(f)  United States Government Guaranteed Security.
(g) Represents a security, or a portion thereof, which is out on loan.
(h) Treasury Inflation Protected Security--Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(i) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j)  The cost for federal income tax purposes is $287,523,571.
(k) At June 30, 2007, net unrealized depreciation was $5,904,711 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $342,124 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,246,835.

 M-150 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $287,512,204) including $35,223,363
  market value of securities loaned             $281,618,860
Cash                                                   2,663
Receivables:
  Interest                                         1,632,556
  Investment securities sold                           2,650
Other assets                                           2,246
                                                -------------
    Total assets                                 283,258,975
                                                -------------

LIABILITIES:
Securities lending collateral                     36,063,351
Payables:
  Adviser (See Note 3)                                60,760
  Shareholder communication                           49,871
  Administrator (See Note 3)                          40,507
  Professional fees                                   35,524
  NYLIFE Distributors (See Note 3)                    15,253
  Custodian                                            2,434
Accrued expenses                                       1,257
                                                -------------
    Total liabilities                             36,268,957
                                                -------------
Net assets                                      $246,990,018
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    157,134
  Service Class                                       69,365
Additional paid-in capital                       241,223,935
Accumulated undistributed net investment
  income                                          17,830,243
Accumulated net realized loss on investments      (6,397,315)
Net unrealized depreciation on investments        (5,893,344)
                                                -------------
Net assets                                      $246,990,018
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $171,595,359
                                                =============
Shares of capital stock outstanding               15,713,446
                                                =============
Net asset value per share outstanding           $      10.92
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 75,394,659
                                                =============
Shares of capital stock outstanding                6,936,490
                                                =============
Net asset value per share outstanding           $      10.87
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,460,109
  Income from securities loaned--net                  25,837
                                                 -----------
    Total income                                   6,485,946
                                                 -----------
EXPENSES:
  Advisory (See Note 3)                              376,406
  Administration (See Note 3)                        250,937
  Distribution and service--Service Class (See
    Note 3)                                           89,290
  Professional fees                                   35,034
  Shareholder communication                           23,091
  Custodian                                            9,829
  Directors                                            6,561
  Miscellaneous                                        6,606
                                                 -----------
    Total expenses                                   797,754
                                                 -----------
Net investment income                              5,688,192
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                    (140,645)
Net change in unrealized depreciation on
  investments                                     (3,914,245)
                                                 -----------
Net realized and unrealized loss on investments   (4,054,890)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,633,302
                                                 ===========

 M-152 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,688,192   $ 11,927,755
 Net realized loss on investments        (140,645)    (1,337,433)
 Net change in unrealized
  depreciation on investments          (3,914,245)      (202,229)
                                     ---------------------------
 Net increase in net assets
  resulting from operations             1,633,302     10,388,093
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --     (1,954,291)
   Service Class                               --       (591,701)
                                     ---------------------------
 Total dividends to shareholders               --     (2,545,992)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        2,404,418      7,676,692
   Service Class                        9,783,440     16,484,058
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --      1,954,291
   Service Class                               --        591,701
                                     ---------------------------
                                       12,187,858     26,706,742
 Cost of shares redeemed:
   Initial Class                      (21,330,596)   (57,832,391)
   Service Class                       (3,839,840)    (8,129,342)
                                     ---------------------------
                                      (25,170,436)   (65,961,733)
   Decrease in net assets derived
    from capital share transactions   (12,982,578)   (39,254,991)
                                     ---------------------------
   Net decrease in net assets         (11,349,276)   (31,412,890)

NET ASSETS:
Beginning of period                   258,339,294    289,752,184
                                     ---------------------------
End of period                        $246,990,018   $258,339,294
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $ 17,830,243   $ 12,142,051
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  10.85       $  10.53      $  10.63      $  10.73      $  11.05      $  10.35
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.25(b)        0.47(b)       0.40(b)       0.45          0.36(b)       0.31
Net realized and unrealized gain (loss) on
  investments                                   (0.18)         (0.04)        (0.15)        (0.09)        (0.15)         0.71
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 0.07           0.43          0.25          0.36          0.21          1.02
                                            ----------      --------      --------      --------      --------      --------
Less dividends:
  From net investment income                       --          (0.11)        (0.35)        (0.46)        (0.53)        (0.32)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  10.92       $  10.85      $  10.53      $  10.63      $  10.73      $  11.05
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          0.67%(c)       4.06%         2.38%(d)      3.33%         1.88%         9.85%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.60%+         4.45%         3.75%         3.63%         3.25%         3.94%
  Net expenses                                   0.56%+         0.57%         0.43%         0.59%         0.59%         0.59%
  Expenses (before reimbursement)                0.56%+         0.57%         0.56%         0.59%         0.59%         0.59%
Portfolio turnover rate                             5%            83%(f)       171%(f)       113%          106%          146%
Net assets at end of period (in 000's)       $171,595       $189,235      $231,485      $275,674      $359,332      $432,816

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.23% and 1.97% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Represents income earned for the year by Class share less service fee of 0.25%.
(f)  The portfolio turnover rate not including dollar rolls is 46% and 50% for year ended
     December 31, 2006 and year ended December 31, 2005, respectively.
+    Annualized.
*    Unaudited.

 M-154 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              SERVICE CLASS
    -------------------------------------------------------------------------------------------------
                                                                                           JUNE 4,
    SIX MONTHS                                                                             2003 (a)
      ENDED                                                                                THROUGH
     JUNE 30,                            YEAR ENDED DECEMBER 31,                         DECEMBER 31,
      2007*                  2006                 2005                 2004                  2003
     $ 10.81                $ 10.50              $ 10.61              $ 10.72              $ 11.42
    ----------              -------              -------              -------            ------------
        0.24(b)                0.45(b)              0.38(b)              0.44                 0.21(b)
       (0.18)                 (0.05)               (0.16)               (0.11)               (0.39)
    ----------              -------              -------              -------            ------------
        0.06                   0.40                 0.22                 0.33                (0.18)
    ----------              -------              -------              -------            ------------
          --                  (0.09)               (0.33)               (0.44)               (0.52)
    ----------              -------              -------              -------            ------------
     $ 10.87                $ 10.81              $ 10.50              $ 10.61              $ 10.72
    ==========              =======              =======              =======            ============
        0.55%(c)               3.80%                2.08%(d)             3.07%               (1.63%)(c)
        4.35%+                 4.20%                3.50%                3.38%                3.00%+(e)
        0.81%+                 0.82%                0.68%                0.84%                0.84%+
        0.81%+                 0.82%                0.81%                0.84%                0.84%+
           5%                    83%(f)              171%(f)              113%                 106%
     $75,395                $69,104              $58,267              $40,085              $13,521

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 9.13%    22.00%    15.99%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                            MAINSTAY VP
                                         GROWTH ALLOCATION                                                    GROWTH ALLOCATION
                                             PORTFOLIO            S&P 500 INDEX         MSCI EAFE INDEX           BENCHMARK
                                         -----------------        -------------         ---------------       -----------------
2/13/06                                       10000.00               10000.00               10000.00               10000.00
6/30/06                                       10056.00               10099.00               10596.00               10198.00
6/30/07                                       12268.00               12178.00               13457.00               12428.00

SERVICE CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                 8.99%    21.69%    15.70%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                            MAINSTAY VP
                                         GROWTH ALLOCATION                                                    GROWTH ALLOCATION
                                             PORTFOLIO            S&P 500 INDEX         MSCI EAFE INDEX           BENCHMARK
                                         -----------------        -------------         ---------------       -----------------
2/13/06                                       10000.00               10000.00               10000.00               10000.00
6/30/06                                       10047.00               10099.00               10596.00               10198.00
6/30/07                                       12226.00               12178.00               13457.00               12428.00

                                                          SIX      ONE       SINCE
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    INCEPTION

Growth Allocation Benchmark*                              7.72%   21.87%    17.12%
S&P 500(R) Index*                                         6.96    20.59     15.37
MSCI EAFE(R) Index*                                      10.74    27.00     24.04

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-156   MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       ENDING ACCOUNT
                                                                                      VALUE (BASED ON
                                         ENDING ACCOUNT                               HYPOTHETICAL 5%
                         BEGINNING       VALUE (BASED ON                                 ANNUALIZED
                          ACCOUNT        ACTUAL RETURNS                                  RETURN AND
                           VALUE          AND EXPENSES)         EXPENSES PAID         ACTUAL EXPENSES)        EXPENSES PAID
SHARE CLASS               1/1/07             6/30/07           DURING PERIOD(1)           6/30/07            DURING PERIOD(1)

INITIAL CLASS            $1,000.00          $1,091.40               $0.41                $1,024.60                $0.40
-----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS            $1,000.00          $1,090.15               $1.71                $1,023.35                $1.66
-----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.08% for Initial Class and 0.33% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                 www.mainstayfunds.com     M-157

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.9
Cash and Other Assets, Less Liabilities                                           0.1

See Portfolio of Investments on page M-161 for specific holdings within these categories.

 M-158   MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony H. Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Growth Allocation Portfolio returned 9.13% for Initial Class shares and 8.99% for Service Class shares. Both share classes outperformed the 8.00% return of the average Lipper* Variable Products Multi-Cap Core Portfolio, the 7.72% return of the Growth Allocation Benchmark, and the 6.96% return of the S&P 500(R) Index* for the six-month reporting period. The S&P 500(R) Index* is the Portfolio's broad-based securities-market index.

HOW WAS THE PORTFOLIO POSITIONED DURING THE FIRST HALF OF 2007?

Throughout the reporting period, the Portfolio was positioned to favor large-cap, growth-oriented stocks. We believed that the market would eventually reverse its long-standing preference for small-cap stocks and value-oriented names, since relative valuations among smaller value stocks had become decidedly skewed relative to historical norms. This positioning did not have a significant impact on the Portfolio's performance. According to Russell data, although growth stocks generally outperformed value stocks, especially in the second quarter of 2007, small- and mid-cap stocks did better than large-capitalization issues for the six-month reporting period. In the second quarter, however, large-cap stocks outpaced stocks of smaller companies.

The Portfolio generally benefited from its exposure to international equities. Foreign markets roughly equaled the performance of the U.S. market in local currency terms, but a decline in the U.S. dollar substantially improved the return the Portfolio earned on its international equity investments.

WERE THERE ANY TACTICAL OR STRATEGIC ADJUSTMENTS IN THE PORTFOLIO'S POSITIONING DURING THE REPORTING PERIOD?

No, there weren't. Our rationale for the Portfolio's positioning remained intact throughout the reporting period, so adjustments were unnecessary.

DURING THE REPORTING PERIOD, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing underlying equity investment options held by the Portfolio during the reporting period were MainStay ICAP International Fund and MainStay VP Capital Appreciation Portfolio. The equity holdings that provided the Portfolio with the lowest total returns were MainStay VP International Equity Portfolio and MainStay VP S&P 500 Index Portfolio.


The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-159

WHICH UNDERLYING EQUITY INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

MainStay VP Large Cap Growth Portfolio and MainStay ICAP Select Equity Fund were among the Portfolio's best-performing underlying equity investment options, and each represented more than 15% of the Portfolio's net assets. Together these underlying investment options were the most significant contributors to positive performance both on an absolute and a relative basis.

Although all of the Portfolio's underlying equity investment options posted positive returns for the reporting period, the weakest contribution came from MainStay VP International Equity Portfolio. This underlying equity investment option represented a fairly substantial position and earned a comparatively low return.


- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- An investment in the Underlying Cash Management Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Underlying Cash Management Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-160   MainStay VP Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.9%)+
----------------------------------------------------------------------------
EQUITY FUNDS (99.9%)
MainStay Growth Equity Fund Class I (a)               338,803   $  4,096,127
MainStay ICAP Equity Fund Class I                     183,257      8,831,132
MainStay ICAP International Fund Class I              323,866     14,023,407
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                202,022      5,446,668
MainStay VP Common Stock Portfolio Initial Class    1,305,430     34,410,292
MainStay VP ICAP Select Equity Portfolio Initial
 Class (a)                                          1,583,037     23,869,208
MainStay VP International Equity Portfolio Initial
 Class (a)                                            690,032     13,754,126
MainStay VP Large Cap Growth Portfolio Initial
 Class (a)                                          2,258,398     30,972,179
MainStay VP S&P 500 Index Portfolio
 Initial Class                                         85,430      2,645,785
                                                                ------------
Total Affiliated Investment Companies
 (Cost $124,135,588 (b)                                  99.9%   138,048,924(c)
Cash and Other Assets,
 Less Liabilities                                         0.1        194,242
                                                    ---------   ------------
Net Assets                                              100.0%  $138,243,166
                                                    =========   ============

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio/Fund Share Class.
(b)  The cost for federal income tax purposes is $124,442,135.
(c)  At June 30, 2007 net unrealized appreciation was $13,606,789 based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $13,913,336 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $306,547.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies, at
  value (identified cost $124,135,588)              $138,048,924
Cash                                                     485,557
Receivables:
  Fund shares sold                                       257,287
  Interest                                                   918
Other assets                                               1,185
                                                    ------------
    Total assets                                     138,793,871
                                                    ------------
LIABILITIES:
Payables:
  Investment securities purchased                        485,554
  NYLIFE Distributors (See Note 3)                        24,987
  Professional fees                                       22,239
  Shareholder communication                               12,904
  Custodian                                                3,991
  Fund shares redeemed                                       992
Accrued expenses                                              38
                                                    ------------
    Total liabilities                                    550,705
                                                    ------------
Net assets                                          $138,243,166
                                                    ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized:
  Initial Class                                     $     10,500
  Service Class                                          103,921
Additional paid-in capital                           123,433,299
Accumulated undistributed net investment income          112,887
Accumulated undistributed net realized gain on
  investments                                            669,223
Net unrealized appreciation on investments            13,913,336
                                                    ------------
Net assets                                          $138,243,166
                                                    ============
INITIAL CLASS
Net assets applicable to outstanding shares         $ 12,713,499
                                                    ============
Shares of capital stock outstanding                    1,050,028
                                                    ============
Net asset value per share outstanding               $      12.11
                                                    ============
SERVICE CLASS
Net assets applicable to outstanding shares         $125,529,667
                                                    ============
Shares of capital stock outstanding                   10,392,146
                                                    ============
Net asset value per share outstanding               $      12.08
                                                    ============

 M-162 MainStay VP Growth Allocation Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $  267,939
  Interest                                               5,411
                                                    -----------
  Total income                                         273,350
                                                    -----------
EXPENSES:
  Distribution and service--Service Class
    (See Note 3)                                       122,188
  Professional fees                                     19,462
  Custodian                                             11,595
  Shareholder communication                              7,060
  Directors                                              2,098
  Offering (See Note 3)                                  1,633
  Miscellaneous                                          2,245
                                                    -----------
    Total expenses                                     166,281
                                                    -----------
Net investment income                                  107,069
                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on affiliated investment company
  transactions                                          97,206
Net change in unrealized appreciation on
  investments                                        9,351,177
                                                    -----------
Net realized and unrealized gain on investments      9,448,383
                                                    -----------
Net increase in net assets resulting from
  operations                                        $9,555,452
                                                    ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                              2007          2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    107,069   $   247,693
 Net realized gain from affiliated
  investment company transactions           97,206     1,297,941
 Net change in unrealized
  appreciation on investments            9,351,177     4,562,159
                                      --------------------------
 Net increase in net assets
  resulting from operations              9,555,452     6,107,793
                                      --------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                                --       (52,032)
   Service Class                                --      (450,441)
 From net realized gain on investments:
   Initial Class                                --       (42,861)
   Service Class                                --      (433,977)
                                      --------------------------
 Total dividends and distributions
  to shareholders                               --      (979,311)
                                      --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         5,075,700     6,898,131
   Service Class                        46,557,661    71,531,868
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                                --        94,893
   Service Class                                --       884,418
                                      --------------------------
                                        51,633,361    79,409,310
 Cost of shares redeemed:
   Initial Class                          (540,455)     (168,260)
   Service Class                        (4,311,413)   (2,463,311)
                                      --------------------------
                                        (4,851,868)   (2,631,571)
   Increase in net assets derived
    from capital share transactions     46,781,493    76,777,739
                                      --------------------------
   Net increase in net assets           56,336,945    81,906,221

NET ASSETS:
Beginning of period                     81,906,221            --
                                      --------------------------
End of period                         $138,243,166   $81,906,221
                                      ==========================
Accumulated undistributed net
 investment income at end of period   $    112,887   $     5,818
                                      ==========================

 M-164 MainStay VP Growth Allocation Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                     SERVICE CLASS
                                            ----------------------------      ----------------------------
                                                            FEBRUARY 13,                      FEBRUARY 13,
                                            SIX MONTHS        2006 (a)        SIX MONTHS        2006 (a)
                                              ENDED           THROUGH           ENDED           THROUGH
                                             JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                              2007*             2006            2007*             2006
Net asset value at beginning of period       $ 11.10           $10.00          $  11.08         $ 10.00
                                            ----------      ------------      ----------      ------------
Net investment income                           0.02             0.08(b)           0.01            0.07(b)
Net realized and unrealized gain on
  investments                                   0.99             1.17              0.99            1.15
                                            ----------      ------------      ----------      ------------
Total from investment operations                1.01             1.25              1.00            1.22
                                            ----------      ------------      ----------      ------------
Less dividends and distributions:
  From net investment income                      --            (0.08)               --           (0.07)
  From net realized gain on investments           --            (0.07)               --           (0.07)
                                            ----------      ------------      ----------      ------------
Total dividends and distributions                 --            (0.15)               --           (0.14)
                                            ----------      ------------      ----------      ------------
Net asset value at end of period             $ 12.11           $11.10          $  12.08         $ 11.08
                                            ==========      ============      ==========      ============
Total investment return (c)                     9.13%           12.42%             8.99%          12.18%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         0.43%+           0.90%+            0.18%+          0.72%+
  Net expenses                                  0.08%+           0.24%+            0.33%+          0.49%+
Portfolio turnover rate                            1%              61%                1%             61%
Net assets at end of period (in 000's)       $12,713           $7,312          $125,530         $74,594

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 2.70%    11.40%    13.18%     8.44%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD
                                                                  CORPORATE BOND PORTFOLIO        CREDIT SUISSE HIGH YIELD INDEX
                                                                  ------------------------        ------------------------------
6/30/97                                                                    10000                              10000
                                                                           11153                              11098
                                                                           12009                              11004
                                                                           12490                              10960
                                                                           11858                              10926
                                                                           12102                              11103
                                                                           14929                              13408
                                                                           17275                              14983
                                                                           18979                              16496
                                                                           20179                              17324
6/30/07                                                                    22479                              19423

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 2.58%    11.12%    12.90%     8.18%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD
                                                                  CORPORATE BOND PORTFOLIO        CREDIT SUISSE HIGH YIELD INDEX
                                                                  ------------------------        ------------------------------
6/30/97                                                                    10000                              10000
                                                                           11127                              11098
                                                                           11953                              11004
                                                                           12403                              10960
                                                                           11749                              10926
                                                                           11963                              11103
                                                                           14725                              13408
                                                                           16998                              14983
                                                                           18629                              16496
                                                                           19751                              17324
6/30/07                                                                    21948                              19423

                                                          SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    YEARS

Credit Suisse High Yield Index*                          3.68%    12.12%   11.84%   6.86%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 13.16% and 8.43% for Initial Class shares and 12.89% and 8.17% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-166   MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                             VALUE (BASED
                                                     ENDING ACCOUNT                        ON HYPOTHETICAL
                                     BEGINNING       VALUE (BASED ON       EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT        ACTUAL RETURNS          PAID             RETURN AND            PAID
                                       VALUE          AND EXPENSES)         DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           1/1/07             6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                        $1,000.00          $1,027.05            $2.76            $1,022.25             $2.76
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                        $1,000.00          $1,025.80            $4.02            $1,021.00             $4.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.55% for Initial Class, 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                 www.mainstayfunds.com     M-167

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                         SHORT-
                          TERM
                       INVESTMENTS
                       (COLLATERAL
                          FROM                       LOAN
                       SECURITIES                ASSIGNMENTS                                                       ASSET-
CORPORATE                LENDING     FOREIGN          &           COMMON    CONVERTIBLE   PREFERRED    YANKEE      BACKED
BONDS                   IS 9.3%)      BONDS     PARTICIPATIONS    STOCKS       BONDS       STOCKS      BONDS     SECURITIES
---------              -----------   -------    --------------    ------    -----------   ---------    ------    ----------
69                        18.00        7.60          6.60          3.20        1.60         1.30        1.10        0.60


                                                 LIABILITIES
                                                     IN
                                                   EXCESS
                                                   OF CASH
                       CONVERTIBLE                   AND
CORPORATE               PREFERRED                   OTHER
BONDS                    STOCKS      WARRANTS*     ASSETS
---------              -----------   ---------   -----------
69                        0.50         0.00         (9.50)

* Less than one-tenth of a percent.

See Portfolio of Investments on page M-171 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Motors Acceptance Corp., 8.00%, due
     11/1/31
 2.  Calpine Corp., 8.50%, due 7/15/10
 3.  Rainbow National Services LLC, 10.375%, due
     9/1/14
 4.  Lucent Technologies, Inc., 6.45%, due 3/15/29
 5.  INVISTA, 9.25%, due 5/1/12
 6.  Goodyear Tire & Rubber Co. (The), 11.25%, due
     3/1/11
 7.  Sovereign Real Estate Investment Corp., 12.00%
 8.  AES Corp. (The), 9.00%, due 5/15/15
 9.  General Motors Acceptance Corp., 6.75%, due
     12/1/14
10.  American Real Estate Partners, L.P./American
     Real Estate Finance Corp., 7.125%, due 2/15/13

 M-168   MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP High Yield Corporate Bond Portfolio returned 2.70% for Initial Class shares and 2.58% for Service Class shares. Both share classes underperformed the 3.06% return of the average Lipper* Variable Products High Current Yield Portfolio and the 3.68% return of the Credit Suisse High Yield Index* for the six months ended June 30, 2007. The Credit Suisse High Yield Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's performance in relation to its peers and the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yield spreads.(1) Throughout the reporting period, the Portfolio was underweight in higher-risk bonds because we felt their yields provided insufficient compensation for the additional risks that are inherent in such bonds. This detracted from relative results throughout most of the reporting period, as the lowest-quality part of the high-yield market outperformed higher-quality high-yield bonds. Spreads widened at the end of the reporting period, however, and our conservative positioning helped the Portfolio outperform the market for the month of June 2007.

HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?

Since high-yield bonds reflect risks and rewards that are similar to those of equities, traditional fixed income strategies such as yield curve positioning, maturity structure, and duration management are not the focal point of our investment process. Default rates, which we believe are the ultimate driver of high-yield returns, remained historically low during the first half of 2007.

The most important investment strategy we utilized during the reporting period was to overweight higher-quality high-yield bonds and bonds typically rated B by the rating agencies(2) with average to better-than-average asset coverage and free cash flow.

HOW WAS THE PORTFOLIO POSITIONED FROM AN INDUSTRY PERSPECTIVE?

We maintained the Portfolio's exposure to the airlines industry with positions in Delta Air Lines and Northwest Airlines. Both companies emerged from the bankruptcy process during the reporting period. Over the past year the airlines gave investors a turbulent ride. At the end of 2006, they were up dramatically on expectations of industry consolidation. Since the beginning of this year, expectations of airline mergers have fallen and oil prices have been a drag on performance, sending the bond values down. Because the Portfolio held bonds of Delta and Northwest throughout their restructurings, the Portfolio received new securities of the restructured companies. The new Delta securities were received at the beginning of May, and the new Northwest securities at the beginning of June.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio's most significant purchases during the reporting period were higher-quality high-yield issues that we purchased to replace lower-quality holdings that were sold or tendered. In a tender, the bond holder receives cash prior to the maturity of the bond, in line with the call provisions of the bond.


1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

2. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Bonds rated B by Moody's Investors Service are ones that, in Moody's opinion, generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-169

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we reduced exposure to bonds that have lower-than-average asset coverage and free cash flow and are typically rated low B or CCC or Caa by the rating agencies.(3) At the same time, we increased our weighting in bonds that have average to better-than-average asset coverage and free cash flow and that are typically rated B or better by the rating agencies. We felt that bonds with this combination of characteristics provided the most attractive risk/return profile in relation to the high-yield market as a whole.

WERE THERE ANY SIGNIFICANT SHIFTS IN THE PORTFOLIO'S RELATIVE WEIGHTINGS DURING THE REPORTING PERIOD?

Segment weightings are the result of our bottom-up process, which identifies securities that fit our investment criteria. Currently, we remain diversified relative to the benchmark without any industries that are significant over- or underweight. Typically we remain underweight in industries that do not provide significant cash flow or sufficient asset value relative to debt to fit our process.


3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Bonds rated Caa by Moody's Investors Service are deemed by Moody's to be of poor standing. Such issues may be in default or, according to Moody's, elements of danger with respect to principal or interest may be present. Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-170   MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
LONG-TERM BONDS (86.5%)+
ASSET-BACKED SECURITIES (0.6%)
-------------------------------------------------------------------------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
 Series 1995-A
 9.30%, due 7/1/15 (a)(b)                           $  875,379   $      787,841
                                                                 --------------

UTILITIES (0.5%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                   7,557,772        8,426,916
                                                                 --------------
Total Asset-Backed Securities
 (Cost $8,209,713)                                                    9,214,757
                                                                 --------------
CONVERTIBLE BONDS (1.6%)
-------------------------------------------------------------------------------
INSURANCE (0.1%)
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10 (c)                1,145,000        1,169,331
                                                                 --------------

INTERNET (0.0%)++
At Home Corp.
 0.525%, due 12/28/18 (a)(b)(d)(e)                   1,869,975              187
 4.75%, due 12/15/07 (a)(b)(d)(e)                    9,032,054              903
                                                                 --------------
                                                                          1,090
                                                                 --------------
MEDIA (0.3%)
Sinclair Broadcast Group, Inc.
 3.00%, due 5/15/27                                  4,540,000        4,449,200
                                                                 --------------
TELECOMMUNICATIONS (1.2%)
CIENA Corp.
 3.75%, due 2/1/08                                   6,855,000        6,812,156
Nortel Networks Corp.
 4.25%, due 9/1/08                                  11,965,000       11,860,306
                                                                 --------------
                                                                     18,672,462
                                                                 --------------
Total Convertible Bonds
 (Cost $23,677,283)                                                  24,292,083
                                                                 --------------
CORPORATE BONDS (69.0%)
-------------------------------------------------------------------------------
ADVERTISING (0.5%)
Lamar Media Corp. Class B
 6.625%, due 8/15/15                                 1,945,000        1,842,887
R.H. Donnelley, Inc.
 10.875%, due 12/15/12                               2,555,000        2,724,269
Vertis, Inc.
 9.75%, due 4/1/09                                   3,555,000        3,608,325
                                                                 --------------
                                                                      8,175,481
                                                                 --------------

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
AEROSPACE & DEFENSE (0.6%)
Sequa Corp.
 8.875%, due 4/1/08                                 $7,275,000   $    7,365,937
 9.00%, due 8/1/09                                   1,815,000        1,873,987
                                                                 --------------
                                                                      9,239,924
                                                                 --------------
AGRICULTURE (0.9%)
Reynolds American, Inc.
 7.625%, due 6/1/16                                  7,760,000        8,216,218
 7.75%, due 6/1/18                                   5,610,000        5,986,251
                                                                 --------------
                                                                     14,202,469
                                                                 --------------
AIRLINES (0.3%)
Delta Air Lines, Inc.
 2.875%, due 2/6/24                                  2,325,000          156,937
 2.875%, due 2/18/24 (c)                             1,355,000           91,462
 8.00%, due 6/3/23                                   5,935,000          400,612
 8.30%, due 12/15/29                                 3,660,000          256,200
 9.25%, due 12/27/07                                 3,395,000          233,406
 9.25%, due 3/15/22                                  2,450,000          168,437
 9.75%, due 5/15/21                                    350,000           24,500
 10.00%, due 8/15/08                                 2,630,000          180,812
 10.375%, due 2/1/11                                 5,180,000          356,125
 10.375%, due 12/15/22                               3,275,000          225,156
Northwest Airlines, Inc.
 7.625%, due 11/15/23 (Escrow shares)                3,847,600          480,950
 7.875%, due 3/15/08 (Escrow shares)                 3,625,000          466,719
 8.70%, due 3/15/07 (Escrow shares)                    155,000           20,537
 8.875%, due 6/1/06 (Escrow shares)                  2,165,000          276,037
 9.875%, due 3/15/07 (Escrow shares)                 2,135,000          277,550
 10.00%, due 2/1/09 (Escrow shares)                  7,481,500          963,243
                                                                 --------------
                                                                      4,578,683
                                                                 --------------
APPAREL (0.5%)
Quiksilver, Inc.
 6.875%, due 4/15/15                                 2,835,000        2,664,900
Unifi, Inc.
 11.50%, due 5/15/14                                 5,685,000        5,642,362
                                                                 --------------
                                                                      8,307,262
                                                                 --------------
AUTO PARTS & EQUIPMENT (2.7%)
American Tire Distributors, Inc.
 10.75%, due 4/1/13 (f)                              1,855,000        1,882,825
FleetPride Corp.
 11.50%, due 10/1/14 (c)                             5,665,000        5,919,925

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (CONTINUED)
Goodyear Tire & Rubber Co. (The)
 6.375%, due 3/15/08                                $5,057,000   $    5,057,000
V    11.25%, due 3/1/11                             12,845,000       13,952,881
Lear Corp.
 Series B
 8.50%, due 12/1/13                                  2,725,000        2,616,000
 8.75%, due 12/1/16 (f)                              4,330,000        4,124,325
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (f)                            5,290,000        5,448,700
 10.25%, due 7/15/13                                 2,070,000        2,225,250
                                                                 --------------
                                                                     41,226,906
                                                                 --------------
BANKS (0.3%)
Fremont General Corp.
 Series B
 7.875%, due 3/17/09 (f)                             4,750,000        4,720,312
                                                                 --------------

BEVERAGES (0.3%)
Constellation Brands, Inc.
 7.25%, due 9/1/16 (c)                               4,220,000        4,114,500
                                                                 --------------

BUILDING MATERIALS (0.8%)
Compression Polymers Corp.
 10.50%, due 7/1/13                                  3,795,000        3,889,875
Dayton Superior Corp.
 10.75%, due 9/15/08                                 4,860,000        4,969,350
Panolam Industries International, Inc.
 10.75%, due 10/1/13 (c)(f)                          3,725,000        3,892,625
                                                                 --------------
                                                                     12,751,850
                                                                 --------------
CHEMICALS (1.3%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                  2,400,000        2,190,000
 10.125%, due 9/1/08                                 2,090,000        2,173,600
 10.625%, due 5/1/11                                 4,400,000        4,631,000
Millennium America, Inc.
 7.625%, due 11/15/26                                3,150,000        3,039,750
Mosaic Global Holdings, Inc.
 7.625%, due 12/1/16 (c)(f)                          1,640,000        1,676,900
Phibro Animal Health Corp.
 10.00%, due 8/1/13 (c)                              3,610,000        3,772,450
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (c)                                460,000          473,800
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                  2,325,000        2,423,812
                                                                 --------------
                                                                     20,381,312
                                                                 --------------

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
COAL (0.2%)
Peabody Energy Corp.
 7.375%, due 11/1/16                                $  845,000   $      861,900
 7.875%, due 11/1/26                                 2,235,000        2,313,225
                                                                 --------------
                                                                      3,175,125
                                                                 --------------
COMMERCIAL SERVICES (3.1%)
Cardtronics, Inc.
 9.25%, due 8/15/13                                  4,375,000        4,473,437
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13                                 3,299,000        3,249,515
iPayment, Inc.
 9.75%, due 5/15/14                                  5,160,000        5,160,000
Knowledge Learning Corp., Inc.
 7.75%, due 2/1/15 (c)                               7,845,000        7,590,037
Language Line, Inc.
 11.125%, due 6/15/12                                5,005,000        5,367,862
Phoenix Color Corp.
 13.00%, due 2/1/09                                  2,475,000        2,487,375
Protection One Alarm Monitoring, Inc.
 Series B
 8.125%, due 1/15/09                                 4,945,000        4,945,000
Rural/Metro Corp.
 9.875%, due 3/15/15                                 2,930,000        3,083,825
Service Corp. International
 7.375%, due 10/1/14                                 2,145,000        2,155,725
 7.625%, due 10/1/18                                 2,210,000        2,237,625
Vertrue, Inc.
 9.25%, due 4/1/14                                   5,770,000        6,372,803
                                                                 --------------
                                                                     47,123,204
                                                                 --------------
COMPUTERS (1.0%)
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                  3,475,000        3,353,375
 4.875%, due 1/15/14                                 1,030,000          906,400
 9.125%, due 8/15/13                                 6,825,000        6,987,094
 10.25%, due 8/15/15                                 3,115,000        3,294,112
                                                                 --------------
                                                                     14,540,981
                                                                 --------------
DISTRIBUTION & WHOLESALE (0.4%)
Varietal Distribution Merger Sub, Inc.
 10.25%, due 7/15/15 (c)(g)                          6,340,000        6,324,150
                                                                 --------------

DIVERSIFIED FINANCIAL SERVICES (10.8%)
Alamosa Delaware, Inc.
 11.00%, due 7/31/10                                 4,130,000        4,375,611
American Real Estate Partners, L.P./
 American Real Estate Finance Corp.
V    7.125%, due 2/15/13                            13,150,000       12,689,750
 8.125%, due 6/1/12                                  6,705,000        6,730,144
AmeriCredit Corp.
 8.50%, due 7/1/15 (c)                               4,120,000        4,150,900

 M-172 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Ameripath Intermediate Holdings, Inc.
 10.65%, due 2/15/14 (c)(h)                         $2,855,000   $    2,855,000
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)                              7,151,144        7,996,266
Chukchansi Economic
 Development Authority
 8.00%, due 11/15/13 (c)                             2,105,000        2,147,100
El Comandante Capital Corp.
 (Escrow Shares)
 11.75%, due 12/15/03 (a)(b)(i)                      2,412,000          294,264
Ford Motor Credit Co. LLC
 7.375%, due 10/28/09                               10,575,000       10,497,337
 7.80%, due 6/1/12                                   3,245,000        3,165,585
 7.875%, due 6/15/10                                 1,600,000        1,599,693
General Motors Acceptance Corp. LLC
V    6.75%, due 12/1/14                             14,005,000       13,411,972
V    8.00%, due 11/1/31                             24,305,000       24,853,831
Hawker Beechcraft Acquisition Co. LLC/Hawker
 Beechcraft Co.
 8.50%, due 4/1/15 (c)                               2,695,000        2,782,587
 9.75%, due 4/1/17 (c)(f)                            1,220,000        1,274,900
Idearc, Inc.
 8.00%, due 11/15/16                                 6,445,000        6,509,450
KAR Holdings, Inc.
 8.75%, due 5/1/14 (c)                                 545,000          534,100
 10.00%, due 5/1/15 (c)                              3,805,000        3,709,875
LaBranche & Co., Inc.
 9.50%, due 5/15/09                                  5,555,000        5,749,425
 11.00%, due 5/15/12                                 6,135,000        6,503,100
MXEnergy Holdings, Inc.
 12.901%, due 8/1/11 (c)(h)                          3,850,000        4,023,250
 12.901%, due 8/1/11                                   290,000          303,050
NSG Holdings LLC/NSG Holdings, Inc.
 7.75%, due 12/15/25 (c)                             3,000,000        3,030,000
Rainbow National Services LLC
 8.75%, due 9/1/12 (c)                               2,940,000        3,057,600
V    10.375%, due 9/1/14 (c)                        14,580,000       16,001,550
Regency Energy Partners, L.P./
 Regency Energy Finance Corp.
 8.375%, due 12/15/13 (c)                            5,355,000        5,515,650
Ucar Finance, Inc.
 10.25%, due 2/15/12                                 2,403,000        2,517,142
Vanguard Health Holding Co. I LLC
 (zero coupon), due 10/1/15
 11.25%, beginning 10/1/09                           3,210,000        2,616,150
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                  6,595,000        6,529,050
                                                                 --------------
                                                                    165,424,332
                                                                 --------------

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
ELECTRIC (3.7%)
V  AES Corp. (The)
 9.00%, due 5/15/15 (c)                             $12,760,000  $   13,509,650
Calpine Corp.
V    8.50%, due 7/15/10 (c)                         19,027,000       20,263,755
 9.875%, due 12/1/11 (c)                             2,255,000        2,441,037
NRG Energy, Inc.
 7.25%, due 2/1/14                                   4,775,000        4,786,937
 7.375%, due 2/1/16                                    345,000          345,862
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                 4,066,000        4,119,639
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                  1,190,000        1,383,375
Reliant Energy, Inc.
 7.625%, due 6/15/14                                 1,700,000        1,657,500
 7.875%, due 6/15/17 (f)                             8,180,000        7,955,050
Western Resources, Inc.
 7.125%, due 8/1/09                                    855,000          874,462
                                                                 --------------
                                                                     57,337,267
                                                                 --------------
ELECTRONICS (0.2%)
Fisher Scientific International, Inc.
 6.125%, due 7/1/15                                  3,145,000        3,088,107
                                                                 --------------

ENERGY--ALTERNATE SOURCES (0.2%)
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11 (a)                                  2,525            2,693
VeraSun Energy Corp.
 9.375%, due 6/1/17 (c)                              3,825,000        3,557,250
                                                                 --------------
                                                                      3,559,943
                                                                 --------------
ENTERTAINMENT (2.3%)
Fontainebleau Las Vegas Holdings LLC/
 Fontainebleau Las Vegas Capital Corp.
 10.25%, due 6/15/15 (c)                             2,655,000        2,615,175
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                 2,915,000        2,863,987
 8.00%, due 11/15/13                                 4,890,000        4,957,237
Isle of Capri Casinos, Inc.
 9.00%, due 3/15/12                                  1,295,000        1,350,037
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14                                  5,050,000        5,245,687
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                 2,720,000        2,692,800
 7.125%, due 8/15/14                                   910,000          900,900
 8.00%, due 4/1/12                                   3,590,000        3,706,675
Penn National Gaming, Inc.
 6.75%, due 3/1/15                                   4,875,000        4,996,875
 6.875%, due 12/1/11                                 3,200,000        3,252,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
ENTERTAINMENT (CONTINUED)
Shingle Springs Tribal
 Gaming Authority
 9.375%, due 6/15/15 (c)                            $1,835,000   $    1,851,056
                                                                 --------------
                                                                     34,432,429
                                                                 --------------
ENVIRONMENTAL CONTROL (0.5%)
Geo Sub Corp.
 11.00%, due 5/15/12                                 8,045,000        8,165,675
                                                                 --------------
FOOD (1.5%)
Chiquita Brands International, Inc.
 7.50%, due 11/1/14                                  4,470,000        4,039,762
Dole Food Co., Inc.
 8.625%, due 5/1/09                                  2,440,000        2,433,900
Pilgrims Pride Corp.
 7.625%, due 5/1/15                                    860,000          857,850
 8.375%, due 5/1/17 (f)                              1,350,000        1,336,500
Smithfield Foods, Inc.
 7.75%, due 7/1/17                                   3,005,000        3,005,000
Stater Brothers Holdings
 7.75%, due 4/15/15 (c)                              4,415,000        4,426,037
Swift & Co.
 10.125%, due 10/1/09                                6,250,000        6,482,063
                                                                 --------------
                                                                     22,581,112
                                                                 --------------
FOREST PRODUCTS & PAPER (1.8%)
Bowater, Inc.
 9.375%, due 12/15/21                                6,984,700        6,600,542
 9.50%, due 10/15/12                                    90,000           88,650
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (c)                              1,615,000        1,554,438
 7.125%, due 1/15/17 (c)                             3,880,000        3,724,800
 7.375%, due 12/1/25                                 1,310,000        1,228,125
 7.75%, due 11/15/29                                    64,000           60,160
 8.00%, due 1/15/24                                  4,295,000        4,166,150
 8.875%, due 5/15/31                                 6,895,000        6,877,763
Georgia-Pacific Corp./Timber Group
 7.25%, due 6/1/28                                   4,180,000        3,845,600
                                                                 --------------
                                                                     28,146,228
                                                                 --------------
HAND & MACHINE TOOLS (0.3%)
Baldor Electric Co.
 8.625%, due 2/15/17                                 2,985,000        3,156,638
Thermadyne Holdings Corp.
 10.50%, due 2/1/14 (f)                              1,590,000        1,629,750
                                                                 --------------
                                                                      4,786,388
                                                                 --------------
HEALTH CARE-PRODUCTS (1.4%)
Cooper Cos., Inc. (The)
 7.125%, due 2/15/15 (c)                             2,980,000        2,950,200

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
HEALTH CARE-PRODUCTS (CONTINUED)
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                 $4,885,000   $    5,251,375
Invacare Corp.
 9.75%, due 2/15/15 (c)                              4,890,000        4,926,675
PTS Acquisition Corp.
 9.50%, due 4/15/15 (c)(g)                           4,570,000        4,490,025
ReAble Therapeutics Finance LLC/
 ReAble Therapeutics Finance Corp.
 11.75%, due 11/15/14                                3,570,000        3,677,100
                                                                 --------------
                                                                     21,295,375
                                                                 --------------
HEALTH CARE-SERVICES (2.1%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12 (f)                             2,440,000        2,366,800
Centene Corp.
 7.25%, due 4/1/14 (c)                               4,135,000        4,072,975
Community Health Systems, Inc.
 8.875%, due 7/15/15 (c)                             9,560,000        9,691,450
HCA, Inc.
 6.30%, due 10/1/12                                    410,000          379,250
 6.75%, due 7/15/13                                  2,440,000        2,220,400
 8.75%, due 9/1/10                                     120,000          125,250
 9.25%, due 11/15/16 (c)                             5,810,000        6,187,650
Psychiatric Solutions, Inc.
 7.75%, due 7/15/15 (c)                              4,025,000        3,979,719
Skilled Healthcare Group, Inc.
 11.00%, due 1/15/14                                 1,904,000        2,103,920
Triad Hospitals, Inc.
 7.00%, due 11/15/13                                 1,030,000        1,082,735
                                                                 --------------
                                                                     32,210,149
                                                                 --------------
HOLDING COMPANIES--DIVERSIFIED (0.2%)
ESI Tractebel Acquisition Corp.
 Class B
 7.99%, due 12/30/11                                 2,212,000        2,245,364
                                                                 --------------

HOUSEHOLD PRODUCTS & WARES (0.6%)
ACCO Brands Corp.
 7.625%, due 8/15/15                                 6,575,000        6,459,938
Jarden Corp.
 7.50%, due 5/1/17                                   3,190,000        3,150,125
                                                                 --------------
                                                                      9,610,063
                                                                 --------------
INSURANCE (1.6%)
Crum & Forster Holdings Corp.
 7.75%, due 5/1/17 (c)                              11,475,000       11,216,813
HUB International Holdings, Inc.
 9.00%, due 12/15/14 (c)                             8,600,000        8,428,000
Lumbermens Mutual Casualty
 8.45%, due 7/1/26 (c)(d)                           12,235,000          107,056
 9.15%, due 12/1/97 (c)(d)                             555,000            4,856

 M-174 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (CONTINUED)
USI Holdings Corp.
 9.23%, due 11/15/14 (c)(h)                         $1,530,000   $    1,522,350
 9.75%, due 5/15/15 (c)                              3,825,000        3,805,875
                                                                 --------------
                                                                     25,084,950
                                                                 --------------
IRON & STEEL (0.4%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25                                 4,420,000        4,596,800
Allegheny Technologies, Inc.
 8.375%, due 12/15/11                                1,390,000        1,466,450
                                                                 --------------
                                                                      6,063,250
                                                                 --------------
LEISURE TIME (0.4%)
Town Sports International, Inc.
 (zero coupon), due 2/1/14
 11.00%, beginning 2/1/09                            6,830,000        6,283,600
                                                                 --------------

LODGING (2.3%)
Boyd Gaming Corp.
 6.75%, due 4/15/14                                    725,000          710,500
 7.125%, due 2/1/16                                  1,180,000        1,144,600
 7.75%, due 12/15/12                                 5,500,000        5,637,500
Mandalay Resort Group
 9.50%, due 8/1/08                                   2,965,000        3,053,950
 10.25%, due 8/1/07                                    290,000          291,088
MGM Mirage, Inc.
 7.50%, due 6/1/16                                   2,045,000        1,940,194
 8.50%, due 9/15/10                                  2,826,000        2,956,703
MTR Gaming Group, Inc.
 Series B
 9.00%, due 6/1/12                                   4,205,000        4,425,763
 9.75%, due 4/1/10                                   3,035,000        3,156,400
Park Place Entertainment Corp.
 7.00%, due 4/15/13                                  2,125,000        2,225,938
 7.50%, due 9/1/09                                     270,000          276,075
 8.875%, due 9/15/08                                 3,470,000        3,565,425
San Pasqual Casino
 8.00%, due 9/15/13 (c)                              1,815,000        1,833,150
Seminole Hard Rock Entertainment, Inc./Seminole
 Hard Rock
 International LLC
 7.86%, due 3/15/14 (c)(h)                           3,760,000        3,788,200
                                                                 --------------
                                                                     35,005,486
                                                                 --------------
MEDIA (1.8%)
Dex Media East LLC
 12.125%, due 11/15/12                               2,095,000        2,254,744
MediaNews Group, Inc.
 6.875%, due 10/1/13                                 1,615,000        1,388,900

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
MEDIA (CONTINUED)
Morris Publishing Group LLC
 7.00%, due 8/1/13                                  $5,825,000   $    5,096,875
Paxson Communications Corp.
 8.606%, due 1/15/12 (c)(h)                          5,310,000        5,376,375
 11.606%, due 1/15/13 (c)(h)                         9,055,000        9,371,925
Ziff Davis Media, Inc.
 11.355%, due 5/1/12 (h)                             4,035,000        4,035,000
                                                                 --------------
                                                                     27,523,819
                                                                 --------------
METAL FABRICATE & HARDWARE (0.5%)
Metals USA, Inc.
 11.125%, due 12/1/15                                2,125,000        2,316,250
Neenah Foundary Co.
 9.50%, due 1/1/17                                   5,355,000        5,140,800
                                                                 --------------
                                                                      7,457,050
                                                                 --------------
MINING (0.6%)
Freeport-McMoRan Copper & Gold, Inc.
 8.25%, due 4/1/15                                   2,295,000        2,421,225
 8.375%, due 4/1/17                                  5,585,000        5,961,988
                                                                 --------------
                                                                      8,383,213
                                                                 --------------
MISCELLANEOUS--MANUFACTURING (0.8%)
Actuant Corp.
 6.875%, due 6/15/17 (c)                             3,695,000        3,658,050
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14                                   8,280,000        8,487,000
                                                                 --------------
                                                                     12,145,050
                                                                 --------------
OIL & GAS (6.5%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                  5,480,000        5,356,700
 8.875%, due 2/1/17 (c)                              4,815,000        4,754,813
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                 11,390,000       10,792,025
 6.625%, due 1/15/16                                 2,440,000        2,348,500
 6.875%, due 11/15/20                                1,095,000        1,048,463
Colorado Interstate Gas Co.
 5.95%, due 3/15/15                                  3,920,000        3,817,159
Energy Partners, Ltd.
 10.485%, due 4/15/13 (c)(h)                         3,910,000        3,929,550
Forest Oil Corp.
 7.25%, due 6/15/19 (c)(f)                           4,055,000        3,933,350
 8.00%, due 12/15/11                                 4,675,000        4,815,250
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 7.75%, due 11/1/15 (c)                              3,730,000        3,618,100
 9.00%, due 6/1/16 (c)                               3,935,000        4,072,725
Mariner Energy, Inc.
 7.50%, due 4/15/13                                  5,585,000        5,473,300
Newfield Exploration Co.
 6.625%, due 4/15/16                                 3,030,000        2,916,375

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Parker Drilling Co.
 9.625%, due 10/1/13                                $6,770,000   $    7,226,975
Petroquest Energy, Inc.
 10.375%, due 5/15/12                                4,735,000        4,912,563
Pogo Producing Co.
 6.875%, due 10/1/17                                11,490,000       11,403,825
Pride International, Inc.
 7.375%, due 7/15/14                                 2,770,000        2,776,925
Stone Energy Corp.
 6.75%, due 12/15/14                                 5,750,000        5,290,000
United Refining Co.
 10.50%, due 8/15/12 (c)                             2,315,000        2,396,025
Venoco, Inc.
 8.75%, due 12/15/11                                 2,050,000        2,116,625
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                   4,305,000        4,046,700
 7.25%, due 5/1/13                                   1,855,000        1,762,250
                                                                 --------------
                                                                     98,808,198
                                                                 --------------
OIL & GAS SERVICES (0.9%)
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                   6,580,000        6,571,775
 9.00%, due 1/15/14                                  3,835,000        3,902,113
Complete Production Services, Inc.
 8.00%, due 12/15/16 (c)                             3,815,000        3,853,150
                                                                 --------------
                                                                     14,327,038
                                                                 --------------
PACKAGING & CONTAINERS (0.8%)
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11                                  2,060,000        2,114,075
 8.25%, due 5/15/13                                  1,200,000        1,242,000
 8.75%, due 11/15/12                                   640,000          668,800
 8.875%, due 2/15/09                                 8,302,000        8,447,285
                                                                 --------------
                                                                     12,472,160
                                                                 --------------
PIPELINES (3.0%)
ANR Pipeline Co.
 7.375%, due 2/15/24                                   395,000          441,224
 9.625%, due 11/1/21                                 8,075,000       10,550,682
El Paso Corp.
 7.80%, due 8/1/31                                   1,145,000        1,159,492
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                 1,435,000        1,544,815
 7.625%, due 8/1/10                                  3,975,000        4,131,516
MarkWest Energy Partners, L.P./
 MarkWest Energy Finance Corp.
 Series B
 6.875%, due 11/1/14                                 4,050,000        3,827,250
 8.50%, due 7/15/16                                  6,065,000        6,171,138

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
PIPELINES (CONTINUED)
Northwest Pipeline Corp.
 7.125%, due 12/1/25                                $2,195,000   $    2,255,363
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                 3,475,000        3,595,305
Southern Natural Gas Co.
 7.35%, due 2/15/31                                  1,335,000        1,415,193
Tennessee Gas Pipeline Co.
 7.625%, due 4/1/37                                  9,515,000       10,440,848
                                                                 --------------
                                                                     45,532,826
                                                                 --------------
REAL ESTATE (1.8%)
Crescent Real Estate Equities, L.P.
 7.50%, due 9/15/07                                  8,265,000        8,305,499
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14                                 2,145,000        2,120,869
Host Marriott, L.P.
 Series Q
 6.75%, due 6/1/16                                   3,795,000        3,719,100
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                   6,225,000        6,193,875
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                   6,700,000        7,210,151
                                                                 --------------
                                                                     27,549,494
                                                                 --------------
RETAIL (2.7%)
Dollar General Corp.
 10.625%, due 7/15/15 (c)                            3,215,000        3,102,475
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                   2,675,000        2,715,125
Rite Aid Corp.
 7.50%, due 1/15/15                                  6,030,000        5,954,625
 7.50%, due 3/1/17                                   3,865,000        3,729,725
 8.125%, due 5/1/10                                    725,000          733,156
 8.625%, due 3/1/15                                  6,355,000        5,941,925
 9.375%, due 12/15/15 (c)                            1,845,000        1,771,200
 9.50%, due 6/15/17 (c)(f)                           3,080,000        2,956,800
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                 7,720,000        8,260,400
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                  7,300,000        6,789,000
                                                                 --------------
                                                                     41,954,431
                                                                 --------------
SOFTWARE (0.6%)
Open Solutions, Inc.
 9.75%, due 2/1/15 (c)                               2,765,000        2,792,650
SS&C Technologies, Inc.
 11.75%, due 12/1/13                                 5,405,000        6,053,600
                                                                 --------------
                                                                      8,846,250
                                                                 --------------

 M-176 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.1%)
Centennial Cellular Operating Co./ Centennial
 Communications Corp.
 10.125%, due 6/15/13                               $5,765,000   $    6,182,963
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                 1,105,000        1,154,725
 Series B
 8.375%, due 11/1/11                                 2,470,000        2,581,150
 9.875%, due 11/1/12                                 3,215,000        3,464,163
GCI, Inc.
 7.25%, due 2/15/14                                  2,040,000        1,927,800
Intelsat Corp.
 9.00%, due 6/15/16                                  3,660,000        3,833,850
iPCS, Inc.
 7.48%, due 5/1/13 (c)(h)                            1,525,000        1,526,906
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (f)                             1,745,000        1,727,550
V    6.45%, due 3/15/29                             17,470,000       15,198,900
 6.50%, due 1/15/28                                  3,410,000        2,966,700
PanAmSat Corp.
 9.00%, due 8/15/14                                  1,880,000        1,959,900
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                  1,265,000        1,274,488
 Series B
 7.50%, due 2/15/14                                  8,560,000        8,667,000
Qwest Corp.
 5.625%, due 11/15/08                                  300,000          298,875
 7.20%, due 11/10/26                                 1,645,000        1,616,213
 7.25%, due 9/15/25                                    920,000          917,700
 7.50%, due 10/1/14                                  1,655,000        1,696,375
 8.875%, due 3/15/12                                 4,820,000        5,193,550
                                                                 --------------
                                                                     62,188,808
                                                                 --------------
TEXTILES (1.0%)
V  INVISTA
 9.25%, due 5/1/12 (c)                              14,065,000       14,873,738
                                                                 --------------

TRANSPORTATION (0.2%)
St. Acquisition Corp.
 12.50%, due 5/15/17 (c)                             2,640,000        2,494,800
                                                                 --------------

TRUCKING & LEASING (0.5%)
Greenbrier Cos., Inc.
 8.375%, due 5/15/15                                 4,090,000        4,120,675

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
TRUCKING & LEASING (CONTINUED)
Interpool, Inc.
 6.00%, due 9/1/14                                  $3,845,000   $    3,902,675
                                                                 --------------
                                                                      8,023,350
                                                                 --------------
Total Corporate Bonds
 (Cost $1,033,445,570)                                            1,056,762,102
                                                                 --------------

FOREIGN BONDS (7.6%)
-------------------------------------------------------------------------------
CHEMICALS (0.1%)
Nova Chemicals Corp.
 8.484%, due 11/15/13 (h)                            2,195,000        2,195,000
                                                                 --------------

COMMERCIAL SERVICES (0.5%)
Quebecor World, Inc.
 9.75%, due 1/15/15 (c)                              7,305,000        7,396,313
                                                                 --------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Digicel, Ltd.
 9.25%, due 9/1/12 (c)                               3,910,000        4,120,163
Galaxy Entertainment Finance Co., Ltd.
 9.875%, due 12/15/12 (c)                            2,695,000        2,897,125
                                                                 --------------
                                                                      7,017,288
                                                                 --------------
ELECTRONICS (1.0%)
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14                               12,230,000       12,046,550
 9.50%, due 10/15/15 (f)                             2,690,000        2,649,650
                                                                 --------------
                                                                     14,696,200
                                                                 --------------
FOREST PRODUCTS & PAPER (0.1%)
Bowater Canada Finance
 7.95%, due 11/15/11                                 1,830,000        1,722,488
                                                                 --------------

HEALTH CARE-PRODUCTS (0.6%)
FMC Finance III S.A.
 6.875%, due 7/15/17 (c)                             9,570,000        9,378,600
                                                                 --------------

MEDIA (1.9%)
CanWest MediaWorks, Inc.
 8.00%, due 9/15/12                                  4,671,920        4,636,881
CanWest MediaWorks, L.P.
 9.25%, due 8/1/15 (c)                              10,380,000       10,405,950
Quebecor Media, Inc.
 7.75%, due 3/15/16                                  6,345,000        6,440,175
Shaw Communications, Inc.
 7.50%, due 11/20/13                                C$5,470,000       5,503,274

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (CONTINUED)
Sun Media Corp.
 7.625%, due 2/15/13                                $2,330,000   $    2,341,650
                                                                 --------------
                                                                     29,327,930
                                                                 --------------
PHARMACEUTICALS (0.2%)
Angiotech Pharmaceuticals, Inc.
 7.75%, due 4/1/14 (f)                                 700,000          659,750
 9.11%, due 12/1/13 (h)                              2,565,000        2,641,950
                                                                 --------------
                                                                      3,301,700
                                                                 --------------
TELECOMMUNICATIONS (2.6%)
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375%, beginning 11/15/08                         6,585,000        6,280,444
Intelsat Subsidiary Holding Co., Ltd.
 8.25%, due 1/15/13                                  6,000,000        6,090,000
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                 8,880,000        9,612,600
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (c)(f)                          5,795,000        6,403,475
Rogers Wireless, Inc.
 8.00%, due 12/15/12                                 2,510,000        2,670,748
 9.625%, due 5/1/11                                  5,355,000        6,025,955
Satelites Mexicanos S.A. de C.V.
 14.11%, due 11/30/11 (h)                            2,800,000        2,940,000
                                                                 --------------
                                                                     40,023,222
                                                                 --------------
TRANSPORTATION (0.1%)
Kansas City Southern de Mexico
 S.A. de C.V.
 7.375%, due 6/1/14 (c)                              1,380,000        1,369,650
                                                                 --------------
Total Foreign Bonds
 (Cost $114,069,817)                                                116,428,391
                                                                 --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (6.6%) (j)
-------------------------------------------------------------------------------
AUTO MANUFACTURERS (0.6%)
Navistar International Corp.
 Revolver
 8.591%, due 1/19/12                                 2,400,000        2,408,570
 Term Loan B
 8.61%, due 1/19/12                                  6,600,000        6,623,569
                                                                 --------------
                                                                      9,032,139
                                                                 --------------

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
CHEMICALS (0.5%)
Talecris Biotherapeutics, Inc.
 1st Lien Term Loan
 8.86%, due 12/6/13                                 $2,413,950   $    2,429,037
 2nd Lien Term Loan
 11.86%, due 12/6/14                                 4,845,000        4,941,900
                                                                 --------------
                                                                      7,370,937
                                                                 --------------
HEALTH CARE-SERVICES (0.7%)
HCA, Inc.
 Term Loan B
 7.61%, due 11/17/13                                10,173,875       10,208,853
                                                                 --------------

HOTELS, MOTELS, INNS & GAMING (0.8%)
Fontainebleau Las Vegas Resorts, LLC
 Term Loan B
 8.61%, due 6/6/14                                   2,323,333        2,332,773
LNR Property Corp.
 Term Loan A1
 8.11%, due 7/12/09                                    915,000          916,716
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                  8,260,000        8,255,573
                                                                 --------------
                                                                     11,505,062
                                                                 --------------
MEDIA (0.6%)
Nielsen Finance LLC
 Dollar Term Loan
 7.61%, due 8/9/13                                   9,666,425        9,714,757
                                                                 --------------

MINING (0.4%)
BHM Technologies LLC
 1st Lien Term Loan
 10.859%, due 7/23/13                                7,013,553        6,791,455
                                                                 --------------

PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
 Tranche B Term Loan
 7.359%, due 1/18/12                                 3,455,963        3,464,603
 Dovonex Delayed Draw Term Loan
 7.36%, due 1/18/12                                    131,830          132,209
                                                                 --------------
                                                                      3,596,812
                                                                 --------------
REAL ESTATE (1.3%)
Building Materials
 2nd Lien Term Loan
 11.125%, due 9/15/14                                3,775,000        3,693,207
Michaels Stores, Inc.
 Term Loan B
 7.625%, due 10/31/13                                3,510,000        3,472,464

 M-178 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
OSI Restaurant Partners, LLC
 Revolver
 5.36%, due 5/9/13                                  $  258,908   $      259,502
 Term Loan B
 7.625%, due 5/9/14                                  3,379,047        3,386,792
Rental Services Corp.
 2nd Lien Term Loan
 9.636%, due 11/27/10                                2,861,047        2,900,387
Riverdeep Interactive Learning USA, Inc.
 Bridge Loan
 12.06%, due 12/21/07                                1,560,950        1,553,146
Town Sports International, Inc.
 Term Loan B
 7.125%, due 2/27/14                                 3,010,000        2,998,713
Transfirst Holdings, Inc.
 Term Loan B
 10.00%, due 6/14/14                                 2,105,000        2,103,684
                                                                 --------------
                                                                     20,367,895
                                                                 --------------
RETAIL (0.7%)
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.122%, due 4/6/13                                  4,303,797        4,314,221
Toys "R" Us (Delaware), Inc.
 Term Loan
 10.32%, due 1/19/13                                 5,870,000        5,888,344
                                                                 --------------
                                                                     10,202,565
                                                                 --------------
SOFTWARE (0.5%)
SunGard Data Systems, Inc.
 Term Loan
 7.36%, due 2/28/14                                  8,084,773        8,109,318
                                                                 --------------
TELECOMMUNICATIONS (0.3%)
Qwest Corp.
 Term Loan B
 6.95%, due 6/30/10                                  4,250,000        4,324,375
                                                                 --------------
Total Loan Assignments & Participations
 (Cost $100,811,795)                                                101,224,168
                                                                 --------------

YANKEE BONDS (1.1%) (k)
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.6%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30                                   2,665,000        2,238,600

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
FOREST PRODUCTS & PAPER (CONTINUED)
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                $5,970,000   $    6,014,775
                                                                 --------------
                                                                      8,253,375
                                                                 --------------
INSURANCE (0.5%)
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (f)                             3,015,000        2,894,400
 7.75%, due 7/15/37 (f)                                135,000          128,925
 8.30%, due 4/15/26 (f)                              4,645,000        4,668,225
                                                                 --------------
                                                                      7,691,550
                                                                 --------------
Total Yankee Bonds
 (Cost $14,262,478)                                                  15,944,925
                                                                 --------------
Total Long-Term Bonds
 (Cost $1,294,476,656)                                            1,323,866,426
                                                                 --------------

                                                        SHARES

CONVERTIBLE PREFERRED STOCKS (0.5%)
-------------------------------------------------------------------------------
SOFTWARE (0.5%)
QuadraMed Corp.
 5.50% (c)(i)                                          278,000        7,645,000
                                                                 --------------

TELECOMMUNICATIONS (0.0%)++
Neon Communications Group, Inc.
 6.00% (a)(b)(i)(l)                                    107,873          402,906
                                                                 --------------
Total Convertible Preferred Stocks
 (Cost $6,941,789)                                                    8,047,906
                                                                 --------------

COMMON STOCKS (3.2%)
-------------------------------------------------------------------------------
AGRICULTURE (0.0%)++
North Atlantic Trading Co., Inc. (a)(b)(i)(l)            2,418               24
                                                                 --------------

AIRLINES (1.5%)
Delta Air Lines, Inc. (i)                              622,299       12,259,290
Northwest Airlines, Inc. (i)                           478,466       10,621,945
                                                                 --------------
                                                                     22,881,235
                                                                 --------------
BUILDING MATERIALS (0.0%)++
Ainsworth Lumber Co., Ltd. (f)(i)                       25,700          171,419
                                                                 --------------

COMMERCIAL SERVICES (0.0%)++
Dinewise, Inc. (a)(b)(i)                             1,627,396           16,274
                                                                 --------------

INTERNET (0.2%)
NEON Communications
 Group, Inc. (b)(i)(l)                                 886,996        3,092,068
                                                                 --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (0.7%)
Adelphia Contingent
 Value Vehicle (a)(b)                                2,207,279   $       22,073
Belo Corp. Class A                                     125,100        2,575,809
CBS Corp. Class B                                      116,400        3,878,448
Gannett Co., Inc.                                       68,200        3,747,590
                                                                 --------------
                                                                     10,223,920
                                                                 --------------
MINING (0.2%)
Newmont Mining Corp. (f)                                75,800        2,960,748
                                                                 --------------

PIPELINES (0.1%)
Williams Cos., Inc.                                     74,500        2,355,690
                                                                 --------------
RETAIL (0.3%)
Star Gas Partners, L.P. (f)(i)                         958,197        4,273,559
                                                                 --------------

SOFTWARE (0.1%)
QuadraMed Corp. (a)(i)                                 402,488        1,227,588
QuadraMed Corp. (a)(i)                                 106,427          324,602
                                                                 --------------
                                                                      1,552,190
                                                                 --------------
TELECOMMUNICATIONS (0.1%)
Loral Space & Communications, Ltd. (i)                  42,950        2,116,576
Remote Dynamics, Inc. (i)                               72,541              363
                                                                 --------------
                                                                      2,116,939
                                                                 --------------
Total Common Stocks
 (Cost $55,698,345)                                                  49,644,066
                                                                 --------------

PREFERRED STOCKS (1.3%)
-------------------------------------------------------------------------------
MEDIA (0.3%)
Haights Cross Communications, Inc.
 16.00% (a)(l)                                          99,800        3,842,300
Ziff Davis Holdings, Inc.
 10.00% (a)                                                674           16,850
                                                                 --------------
                                                                      3,859,150
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Sovereign Real Estate Investment Corp.
V    12.00% (a)(c)                                       9,450       13,537,125
                                                                 --------------

TELECOMMUNICATIONS (0.1%)
Loral Skynet Corp.
 12.00% Series A (f)(g)                                 10,986        2,276,849
                                                                 --------------
Total Preferred Stocks
 (Cost $17,636,257)                                                  19,673,124
                                                                 --------------
                                                     NUMBER OF
                                                      WARRANTS            VALUE

WARRANTS (0.0%)++
-------------------------------------------------------------------------------
INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (b)(i)                                 123,640   $        1,236
                                                                 --------------

MEDIA (0.0%)++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 12/10/11 (a)(b)(i)(l)                              104                1
 Preferred Class A
 Strike Price $0.001
 Expire 12/10/11 (a)(b)(i)(l)                           97,772              978
                                                                 --------------
                                                                            979
                                                                 --------------
Total Warrants
 (Cost $2,139)                                                            2,215
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT

SHORT-TERM INVESTMENTS (18.0%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (5.1%)
Abbey National North America LLC
 5.255%, due 7/9/07                                 $17,110,000      17,090,019
Barton Capital LLC
 5.29%, due 7/5/07 (m)                               4,026,698        4,026,698
Clipper Receivables Corp.
 5.291%, due 7/17/07 (m)                             3,221,358        3,221,358
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (m)                             7,248,057        7,248,057
Compass Securitization
 5.292%, due 7/3/07 (m)                                805,340          805,340
 5.303%, due 7/13/07 (m)                             2,416,019        2,416,019
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (m)                             2,416,019        2,416,019
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (m)                              2,393,800        2,393,800
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (m)                             1,610,679        1,610,679
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (m)                              3,221,358        3,221,358
Old Line Funding LLC
 5.279%, due 7/2/07 (m)                              1,610,679        1,610,679
 5.286%, due 7/2/07 (m)                              2,416,019        2,416,019
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                   5,920,000        5,919,124
Three Pillars Funding LLC
 5.304%, due 7/16/07 (m)                             4,832,039        4,832,039
Toyota Motor Credit Corp.
 5.245%, due 7/5/07                                 15,000,000       14,991,259

 M-180 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Yorktown Capital LLC
 5.295%, due 7/3/07 (m)                             $2,416,019   $    2,416,019
 5.303%, due 7/24/07 (m)                             1,610,679        1,610,679
                                                                 --------------
Total Commercial Paper
 (Cost $78,245,165)                                                  78,245,165
                                                                 --------------

                                                        SHARES

INVESTMENT COMPANIES (1.2%)
BGI Institutional Money
 Market Fund(m)                                      7,487,069        7,487,069
Merrill Lynch Funds--Premier
 Institutional Money Market Fund                    10,598,353       10,598,353
                                                                 --------------
Total Investment Companies
 (Cost $18,085,422)                                                  18,085,422
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT

REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $3,222,830
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of $3,373,310 and a
 Market Value
 of $3,325,358) (m)                                 $3,221,358        3,221,358
                                                                 --------------
Total Repurchase Agreement
 (Cost $3,221,358)                                                    3,221,358
                                                                 --------------
TIME DEPOSITS (6.0%)
Abbey National PLC
 5.28%, due 7/6/07 (m)                               6,442,717        6,442,717
 5.29%, due 7/2/07 (m)                               5,637,377        5,637,377
Bank of America Corp.
 5.29%, due 8/16/07 (h)(m)                           6,442,717        6,442,717

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Barclays
 5.31%, due 8/20/07 (m)                             $6,442,717   $    6,442,717
Calyon
 5.30%, due 8/13/07 (m)                              6,442,717        6,442,717
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (m)                              4,832,038        4,832,038
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (m)                              4,832,038        4,832,038
Deutsche Bank AG
 5.28%, due 7/10/07 (m)                              5,637,377        5,637,377
Fortis Bank
 5.30%, due 7/30/07 (m)                              3,221,359        3,221,359
Rabobank Nederland
 5.29%, due 7/18/07 (m)                              5,637,377        5,637,377
Royal Bank of Canada
 5.285%, due 8/3/07 (m)                             12,080,094       12,080,094
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (m)                              12,080,094       12,080,094
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (m)                              4,832,038        4,832,038
UBS AG
 5.277%, due 7/3/07 (m)                              6,442,717        6,442,717
                                                                 --------------
Total Time Deposits
 (Cost $91,003,377)                                                  91,003,377
                                                                 --------------
U.S. GOVERNMENT (5.5%)
United States Treasury Bill
 4.265%, due 8/2/07 (f)                             85,000,000       84,677,756
                                                                 --------------
Total U.S. Government
 (Cost $84,677,756)                                                  84,677,756
                                                                 --------------
Total Short-Term Investments
 (Cost $275,233,078)                                                275,233,078
                                                                 --------------
Total Investments
 (Cost $1,649,988,264) (n)                               109.5%   1,676,466,815(o)
Liabilities in Excess of
 Cash and Other Assets                                    (9.5)   (144,893,220)
                                                    ----------   --------------
Net Assets                                               100.0%  $1,531,573,595
                                                    ==========   ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBAs, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Illiquid security. The total market value of these
     securities at June 30, 2007 is $20,476,609, which represents
     1.3% of the Portfolio's net assets.
(b)  Fair valued security. The total market value of these
     securities at June 30, 2007 is $4,618,755, which reflects
     0.3% of the Portfolio's net assets.
(c)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Issue in default.
(e)  Issuer in bankruptcy.
(f)  Represents a security, or a portion thereof, which is out on loan.
(g)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(h)  Floating rate. Rate shown is the rate in effect at June 30,
     2007.
(i)  Non-income producing security.
(j)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at June 30, 2007.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to
     receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(k)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(l)  Restricted security.
(m)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  The cost for federal income tax purposes is $1,652,428,894.
(o)  At June 30, 2007 net unrealized appreciation was
     $24,037,921, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $53,789,127 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $29,751,206.
The following abbreviations are used in the above portfolio:
C$--Canadian Dollar

 M-182 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,649,988,264) including
  $138,849,896 market value of securities
  loaned                                      $1,676,466,815
Cash                                                 882,104
Unrealized appreciation on unfunded
  commitments                                          7,605
Receivables:
  Dividends and interest                          24,230,467
  Investment securities sold                       8,421,778
  Fund shares sold                                 1,517,455
Other assets                                          95,667
                                              --------------
    Total assets                               1,711,621,891
                                              --------------

LIABILITIES:
Securities lending collateral                    141,956,567
Payables:
  Investment securities purchased                 36,202,201
  Fund shares redeemed                               797,268
  Adviser (See Note 3)                               380,461
  Shareholder communication                          273,891
  Administrator (See Note 3)                         253,660
  NYLIFE Distributors (See Note 3)                   119,875
  Professional fees                                   45,952
  Custodian                                           10,805
Accrued expenses                                       7,616
                                              --------------
    Total liabilities                            180,048,296
                                              --------------
Net assets                                    $1,531,573,595
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  300 million shares authorized:
  Initial Class                               $      872,454
  Service Class                                      544,452
Additional paid-in capital                     1,434,442,234
Accumulated undistributed net investment
  income                                         152,403,334
Accumulated net realized loss on investments
  and foreign currency transactions              (83,180,670)
Net unrealized appreciation on investments
  and foreign currency transactions               26,478,551
Net unrealized appreciation on unfunded
  commitments                                          7,605
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies                                           5,635
                                              --------------
Net assets                                    $1,531,573,595
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  944,862,736
                                              ==============
Shares of capital stock outstanding               87,245,351
                                              ==============
Net asset value per share outstanding         $        10.83
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  586,710,859
                                              ==============
Shares of capital stock outstanding               54,445,232
                                              ==============
Net asset value per share outstanding         $        10.78
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 59,676,779
  Dividends                                          797,189
  Income from securities loaned--net                 113,187
                                                ------------
    Total income                                  60,587,155
                                                ------------
EXPENSES:
  Advisory (See Note 3)                            2,257,873
  Administration (See Note 3)                      1,505,249
  Distribution and service--Service Class
    (See Note 3)                                     680,021
  Shareholder communication                          130,815
  Professional fees                                  117,445
  Directors                                           37,080
  Custodian                                           28,177
  Miscellaneous                                       26,209
                                                ------------
    Total expenses                                 4,782,869
                                                ------------
Net investment income                             55,804,286
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                            9,143,225
  Foreign currency transactions                     (430,414)
                                                ------------
Net realized gain on investments and foreign
  currency transactions                            8,712,811
                                                ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          (25,630,757)
  Unfunded commitments                                 7,605
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                (42,903)
                                                ------------
Net change in unrealized appreciation on
  investments, unfunded commitments and
  foreign currency transactions                  (25,666,055)
                                                ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                   (16,953,244)
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 38,851,042
                                                ============

 M-184 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   55,804,286   $  100,240,751
 Net realized gain on investments
  and foreign currency
  transactions                          8,712,811        5,618,847
 Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions               (25,666,055)      54,341,573
                                   -------------------------------
 Net increase in net assets
  resulting from operations            38,851,042      160,201,171
                                   -------------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                               --      (18,078,649)
   Service Class                               --       (8,667,497)
                                   -------------------------------
 Total dividends to shareholders               --      (26,746,146)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       35,300,755       55,692,632
   Service Class                       74,353,727       91,111,967
Net asset value of shares issued to shareholders
 in reinvestment of dividends:
   Initial Class                               --       18,078,649
   Service Class                               --        8,667,497
                                   -------------------------------
                                      109,654,482      173,550,745
Cost of shares redeemed:
   Initial Class                      (86,117,850)    (218,528,042)
   Service Class                      (10,641,231)     (31,669,989)
                                   -------------------------------
                                      (96,759,081)    (250,198,031)
   Increase (decrease) in net
    assets derived from capital
    share transactions                 12,895,401      (76,647,286)
                                   -------------------------------
   Net increase in net assets          51,746,443       56,807,739

NET ASSETS:
Beginning of period                 1,479,827,152    1,423,019,413
                                   -------------------------------
End of period                      $1,531,573,595   $1,479,827,152
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $  152,403,334   $   96,599,048
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                INITIAL CLASS
                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                              YEAR ENDED DECEMBER 31,
                                              2007*           2006           2005            2004            2003           2002
Net asset value at beginning of period       $  10.55       $   9.59      $     9.90      $     9.41      $     7.39      $   8.09
                                            ----------      --------      ----------      ----------      ----------      --------
Net investment income                            0.40(b)        0.72(b)         0.73(b)         0.70            0.75(b)       0.85
Net realized and unrealized gain (loss) on
  investments                                   (0.12)          0.44           (0.46)           0.47            1.93         (0.67)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.00)(c)      (0.00)(c)        0.02            0.02            0.01         (0.02)
                                            ----------      --------      ----------      ----------      ----------      --------
Total from investment operations                 0.28           1.16            0.29            1.19            2.69          0.16
                                            ----------      --------      ----------      ----------      ----------      --------
Less dividends:
  From net investment income                       --          (0.20)          (0.60)          (0.70)          (0.67)        (0.86)
                                            ----------      --------      ----------      ----------      ----------      --------
Net asset value at end of period             $  10.83       $  10.55      $     9.59      $     9.90      $     9.41      $   7.39
                                            ==========      ========      ==========      ==========      ==========      ========
Total investment return                          2.70%(e)      12.04%           2.94%(d)       12.72%          36.37%         2.05%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          7.51%+         7.20%           7.39%           7.40%           8.51%        10.44%
  Net expenses                                   0.55%+         0.56%           0.45%           0.59%           0.60%         0.60%
  Expenses (before reimbursement)                0.55%+         0.56%           0.55%           0.59%           0.60%         0.60%
Portfolio turnover rate                            23%            48%             45%             39%             43%           49%
Net assets at end of period (in 000's)       $944,863       $969,910      $1,022,911      $1,167,527      $1,114,766      $696,500

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.85% and 2.58% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-186 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        SERVICE CLASS
    --------------------------------------------------------------------------------------
                                                                                JUNE 4,
    SIX MONTHS                                                                  2003(a)
      ENDED                                                                     THROUGH
     JUNE 30,                      YEAR ENDED DECEMBER 31,                    DECEMBER 31,
      2007*               2006              2005              2004                2003
     $  10.51           $   9.56          $   9.88          $   9.40            $  8.69
    ----------          --------          --------          --------          ------------
         0.39(b)            0.69(b)           0.71(b)           0.68               0.44(b)
        (0.12)              0.44             (0.47)             0.47               0.92
        (0.00)(c)          (0.00)(c)          0.02              0.02               0.00(c)
    ----------          --------          --------          --------          ------------
         0.27               1.13              0.26              1.17               1.36
    ----------          --------          --------          --------          ------------
           --              (0.18)            (0.58)            (0.69)             (0.65)
    ----------          --------          --------          --------          ------------
     $  10.78           $  10.51          $   9.56          $   9.88            $  9.40
    ==========          ========          ========          ========          ============
         2.58%(e)          11.76%             2.66%(d)         12.44%             15.66%(e)
         7.26%+             6.95%             7.14%             7.15%              8.26%+(f)
         0.80%+             0.81%             0.70%             0.84%              0.85%+
         0.80%+             0.81%             0.80%             0.84%              0.85%+
           23%                48%               45%               39%                43%
     $586,711           $509,917          $400,109          $276,241            $79,608

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE        SINCE
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   INCEPTION(1)
--------------------------------------------------------------------
After Portfolio operating
  expenses                 9.63%    24.50%    11.34%       5.91%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                 MAINSTAY VP ICAP SELECT     S&P 500/CITIGROUP VALUE
                                                    EQUITY PORTFOLIO                  INDEX                      S&P 500
                                                 -----------------------     -----------------------             -------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                         9766.00                     9934.00                    10227.00
                                                        11175.00                    11577.00                    12555.00
                                                        10625.00                    10986.00                    13465.00
                                                        11339.00                    11856.00                    11468.00
                                                         9898.00                     9711.00                     9405.00
                                                         9467.00                     9533.00                     9429.00
                                                        11341.00                    11655.00                    11230.00
                                                        12206.00                    12957.00                    11941.00
                                                        13601.00                    14592.00                    12971.00
6/30/07                                                 16934.00                    17768.00                    15642.00

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE        SINCE
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   INCEPTION(1)
--------------------------------------------------------------------
After Portfolio operating
  expenses                 9.49%    24.19%   11.07%        5.65%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                 MAINSTAY VP ICAP SELECT     S&P 500/CITIGROUP VALUE
                                                    EQUITY PORTFOLIO                  INDEX                      S&P 500
                                                 -----------------------     -----------------------             -------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                         9762.00                     9934.00                    10227.00
                                                        11143.00                    11577.00                    12555.00
                                                        10568.00                    10986.00                    13465.00
                                                        11250.00                    11856.00                    11468.00
                                                         9796.00                     9711.00                     9405.00
                                                         9347.00                     9533.00                     9429.00
                                                        11170.00                    11655.00                    11230.00
                                                        11991.00                    12957.00                    11941.00
                                                        13333.00                    14592.00                    12971.00
6/30/07                                                 16558.00                    17768.00                    15642.00

                                                          SIX      ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    INCEPTION
---------------------------------------------------------------------------------------------

S&P 500(R) Index(3)                                      6.96%    20.59%   10.71%     5.00%
S&P 500/Citigroup Value Index*                           7.37     21.77    12.84      6.47

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 11.33% and 5.91% for Initial Class shares and 11.06% and 5.65% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (5/1/98) through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.
3. The Portfolio has selected the S&P 500(R) Index as its primary benchmark index in replacement of the S&P 500/Citigroup Value Index. The Portfolio selected the S&P 500(R) Index because it believes that this index is more reflective of the Portfolio's investment style.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-188   MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                       VALUE (BASED ON
                                                       VALUE (BASED                          HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,096.70            $4.16            $1,021.00             $4.01
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,095.45            $5.46            $1,019.75             $5.26
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-189

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.9
Short-Term Investments (collateral from securities lending                         2.7
  is 2.7%)
Liabilities in Excess of Cash and Other Assets                                    (0.6)

See Portfolio of Investments on page M-193 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Novartis AG, ADR
 2.  E.I. du Pont de Nemours & Co.
 3.  American International Group, Inc.
 4.  Citigroup, Inc.
 5.  JPMorgan Chase & Co.
 6.  General Electric Co.
 7.  Morgan Stanley
 8.  Procter & Gamble Co. (The)
 9.  Cisco Systems, Inc.
10.  AT&T, Inc.

 M-190   MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP).

WERE THERE ANY CHANGES IN THE DAY-TO-DAY MANAGEMENT OF MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO DURING THE REPORTING PERIOD?

No, there weren't. But regrettably, on July 3, 2007, Robert H. Lyon, who had served as the Portfolio's lead co-portfolio manager, passed away. ICAP's team-based portfolio management approach remains the same. With Mr. Lyon's passing, Thomas R. Wenzel was appointed to serve as co-portfolio manager with Jerrold K. Senser.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP ICAP Select Equity Portfolio returned 9.63% for Initial Class shares and 9.49% for Service Class shares. Both share classes outperformed the 7.00% return of the average Lipper* Variable Products Large-Cap Value Portfolio and the 6.96% return of the S&P 500(R) Index* for the six months ended June 30, 2007. The S&P 500(R) Index* is the Portfolio's broad-based securities-market index.

WHICH AREAS OF THE PORTFOLIO PROVIDED THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE WEAKEST?

The Portfolio's strong performance was principally due to superior stock selection, but favorable sector weightings also contributed to the Portfolio's results.

WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the first half of 2007, materials, telecommunication services and energy were the Portfolio's top-performing sectors in absolute terms. Financials, consumer discretionary and utilities were the Portfolio's weakest-performing sectors.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE PORTFOLIO'S RESULTS?

Rio Tinto PLC, Occidental Petroleum and AT&T were the strongest contributors to the Portfolio's absolute performance during the first half of 2007. Over the same period, Motorola, Citigroup and Total S.A. were the Portfolio's weakest performers.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PUR-CHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, we added Cisco Systems and Procter & Gamble to the Portfolio. Both purchases were based on specific catalysts for price appreciation. ICAP believes that new products could generate double-digit revenue growth at Cisco Systems. ICAP believes that financial reengineering at Procter & Gamble could improve earnings through synergies from the company's recent merger with Gillette.

During the first half of 2007, the Portfolio eliminated its positions in Eli Lilly & Company and Travelers as each stock achieved its respective target price.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the first half of 2007, the Portfolio increased its weightings relative to the S&P 500(R) Index* in information technology, materials and telecommunication services. Over the same period, the Portfolio decreased its exposure relative to the benchmark in the energy, financials and consumer discretionary sectors.



The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or they may even go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-191

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the sectors in which the Portfolio was most significantly overweight relative to the S&P 500(R) Index* were materials and consumer staples. On the same date, consumer discretionary, financials and information technology were the sectors where the Portfolio was most significantly underweight relative to the benchmark.



* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-192   MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                      SHARES          VALUE
COMMON STOCKS (97.9%)+
---------------------------------------------------------------------------
BEVERAGES (3.6%)
Coca-Cola Co. (The)                                  185,650   $  9,711,351
                                                               ------------
CAPITAL MARKETS (4.3%)
V  Morgan Stanley                                    140,100     11,751,588
                                                               ------------
CHEMICALS (4.8%)
V  E.I. du Pont de Nemours & Co.                     254,650     12,946,406
                                                               ------------
COMMUNICATIONS EQUIPMENT (6.9%)
V  Cisco Systems, Inc. (a)                           402,550     11,211,017
Motorola, Inc.                                       427,450      7,565,865
                                                               ------------
                                                                 18,776,882
                                                               ------------
COMPUTERS & PERIPHERALS (3.5%)
Hewlett-Packard Co.                                  211,600      9,441,592
                                                               ------------
CONTAINERS & PACKAGING (2.1%)
Temple-Inland, Inc.                                   93,550      5,756,132
                                                               ------------

DIVERSIFIED FINANCIAL SERVICES (9.0%)
V  Citigroup, Inc.                                   238,300     12,222,407
V  JPMorgan Chase & Co.                              251,200     12,170,640
                                                               ------------
                                                                 24,393,047
                                                               ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
V  AT&T, Inc.                                        265,650     11,024,475
                                                               ------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Schlumberger, Ltd.                                    30,750      2,611,905
                                                               ------------
FOOD & STAPLES RETAILING (3.0%)
CVS Caremark Corp.                                   221,200      8,062,740
                                                               ------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
Hospira, Inc. (a)                                    149,000      5,816,960
                                                               ------------

HOTELS, RESTAURANTS & LEISURE (1.7%)
InterContinental Hotels Group PLC, ADR (b)           188,553      4,672,343
                                                               ------------

HOUSEHOLD PRODUCTS (4.2%)
V  Procter & Gamble Co. (The)                        183,500     11,228,365
                                                               ------------
INDUSTRIAL CONGLOMERATES (8.4%)
V  General Electric Co.                              308,700     11,817,036
Textron, Inc.                                         98,850     10,884,374
                                                               ------------
                                                                 22,701,410
                                                               ------------


                                                      SHARES          VALUE
INSURANCE (4.6%)
V  American International Group, Inc.                177,800   $ 12,451,334
                                                               ------------

METALS & MINING (2.8%)
Rio Tinto PLC, Sponsored ADR (b)(c)                   24,900      7,622,388
                                                               ------------

MULTILINE RETAIL (3.5%)
Target Corp.                                         150,450      9,568,620
                                                               ------------

MULTI-UTILITIES (3.9%)
Dominion Resources, Inc.                             123,400     10,650,654
                                                               ------------

OIL, GAS & CONSUMABLE FUELS (7.6%)
Hess Corp.                                           167,500      9,875,800
Occidental Petroleum Corp.                           186,571     10,798,729
                                                               ------------
                                                                 20,674,529
                                                               ------------
PHARMACEUTICALS (9.0%)
Bristol-Myers Squibb Co.                             268,850      8,484,906
V  Novartis AG, ADR (b)                              282,000     15,811,740
                                                               ------------
                                                                 24,296,646
                                                               ------------
ROAD & RAIL (3.5%)
Norfolk Southern Corp.                               179,950      9,459,972
                                                               ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Texas Instruments, Inc.                              181,350      6,824,201
                                                               ------------

SPECIALTY RETAIL (1.7%)
Office Depot, Inc. (a)                               153,900      4,663,170
                                                               ------------
Total Common Stocks
 (Cost $248,977,538)                                            265,106,710
                                                               ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (2.7%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (0.8%)
Barton Capital LLC
 5.29%, due 7/5/07 (d)                              $207,189         207,189
Clipper Receivables Corp.
 5.291%, due 7/17/07 (d)                             165,751         165,751
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (d)                             372,941         372,941

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Compass Securitization
 5.292%, due 7/3/07 (d)                             $ 41,438    $     41,438
 5.303%, due 7/13/07 (d)                             124,314         124,314
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (d)                             124,314         124,314
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (d)                              123,170         123,170
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (d)                              82,876          82,876
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (d)                              165,752         165,752
Old Line Funding LLC
 5.279%, due 7/2/07 (d)                               82,876          82,876
 5.286%, due 7/2/07 (d)                              124,314         124,314
Three Pillars Funding LLC
 5.304%, due 7/16/07 (d)                             248,627         248,627
Yorktown Capital LLC
 5.295%, due 7/3/07 (d)                              124,314         124,314
 5.303%, due 7/24/07 (d)                              82,876          82,876
                                                                ------------
Total Commercial Paper
 (Cost $2,070,752)                                                 2,070,752
                                                                ------------
                                                      SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (d)              385,239         385,239
                                                                ------------
Total Investment Company
 (Cost $385,239)                                                     385,239
                                                                ------------
                                                    PRINCIPAL
                                                      AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $165,827
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and maturity dates
 between 8/1/07--12/15/20,
 with a Principal Amount of
 $173,570 and a Market Value
 of $174,134) (d)                                   $165,751         165,751
                                                                ------------
Total Repurchase Agreement
 (Cost $165,751)                                                     165,751
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TIME DEPOSITS (1.7%)
Abbey National PLC
 5.28%, due 7/6/07 (d)                              $331,503    $    331,503
 5.29%, due 7/2/07 (d)                               290,065         290,065
Bank of America Corp.
 5.29%, due 8/16/07 (d)(e)                           331,503         331,503
Barclays
 5.31%, due 8/20/07 (d)                              331,503         331,503
Calyon
 5.30%, due 8/13/07 (d)                              331,503         331,503
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (d)                              248,627         248,627
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (d)                              248,627         248,627
Deutsche Bank AG
 5.28%, due 7/10/07 (d)                              290,065         290,065
Fortis Bank
 5.30%, due 7/30/07 (d)                              165,751         165,751
Rabobank Nederland
 5.29%, due 7/18/07 (d)                              290,065         290,065
Royal Bank of Canada
 5.285%, due 8/3/07 (d)                              621,568         621,568
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (d)                               621,568         621,568
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (d)                              248,627         248,627
UBS AG
 5.277%, due 7/3/07 (d)                              331,503         331,503
                                                                ------------
Total Time Deposits
 (Cost $4,682,478)                                                 4,682,478
                                                                ------------
Total Short-Term Investments
 (Cost $7,304,220)                                                 7,304,220
                                                                ------------
Total Investments
 (Cost $256,281,758) (f)                               100.6%    272,410,930(g)
Liabilities in Excess of
 Cash and Other Assets                                  (0.6)     (1,569,530)
                                                    --------    ------------
Net Assets                                             100.0%   $270,841,400
                                                    ========    ============

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Represents a security, or a portion thereof, which is out on loan.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(f)  The cost for federal income tax purposes is $256,530,822.
(g)  At June 30, 2007 net unrealized appreciation was
     $15,880,108, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,048,230 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,168,122.

 M-194 MainStay VP ICAP Select Equity Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $256,281,758) including $7,139,993
  market value of securities loaned             $272,410,930
Cash                                              12,692,815
Receivables:
  Investment securities sold                       2,625,102
  Fund shares sold                                   599,372
  Dividends and interest                             314,987
Other assets                                           2,243
                                                -------------
    Total assets                                 288,645,449
                                                -------------

LIABILITIES:
Securities lending collateral                      7,304,220
Payables:
  Investment securities purchased                  9,461,912
  Fund shares redeemed                               800,929
  Adviser (See Note 3)                               118,959
  Administrator (See Note 3)                          43,503
  Shareholder communication                           32,580
  Professional fees                                   23,031
  NYLIFE Distributors (See Note 3)                    15,826
  Custodian                                            2,900
Accrued expenses                                         189
                                                -------------
    Total liabilities                             17,804,049
                                                -------------
Net assets                                      $270,841,400
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    126,318
  Service Class                                       53,542
Additional paid-in capital                       217,797,014
Accumulated undistributed net investment
  income                                           3,496,065
Accumulated undistributed net realized gain on
  investments                                     33,239,289
Net unrealized appreciation on investments        16,129,172
                                                -------------
Net assets                                      $270,841,400
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $190,464,278
                                                =============
Shares of capital stock outstanding               12,631,838
                                                =============
Net asset value per share outstanding           $      15.08
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 80,377,122
                                                =============
Shares of capital stock outstanding                5,354,244
                                                =============
Net asset value per share outstanding           $      15.01
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,609,722
  Interest                                           147,388
  Income from securities loaned--net                  10,446
                                                 ------------
    Total income                                   2,767,556
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              663,305
  Administration (See Note 3)                        221,327
  Distribution and service--Service Class (See
    Note 3)                                           74,216
  Professional fees                                   26,431
  Shareholder communication                           16,139
  Custodian                                            8,500
  Directors                                            4,657
  Miscellaneous                                        4,358
                                                 ------------
    Total expenses before waiver                   1,018,933
  Expense waiver from Manager (See Note 3)           (55,332)
                                                 ------------
    Net expenses                                     963,601
                                                 ------------
Net investment income                              1,803,955
                                                 ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on investments                  21,758,695
Net change in unrealized appreciation on
  investments                                     (2,808,092)
                                                 ------------
Net realized and unrealized gain on investments   18,950,603
                                                 ------------
Net increase in net assets resulting from
  operations                                     $20,754,558
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $33,597.

 M-196 MainStay VP ICAP Select Equity Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                        2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,803,955   $  1,693,077
 Net realized gain on
  investments                     21,758,695     11,561,105
 Net change in unrealized
  appreciation on investments     (2,808,092)    10,123,381
                                ---------------------------
 Net increase in net assets
  resulting from operations       20,754,558     23,377,563
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                          --       (343,871)
   Service Class                          --        (52,831)
 From net realized gain on investments:
   Initial Class                          --       (628,453)
   Service Class                          --       (212,661)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                            --     (1,237,816)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  44,267,061     67,392,133
   Service Class                  30,897,934     15,323,000
 Net asset value of shares issued to
  shareholders in reinvestment
  of dividends and distributions:
   Initial Class                          --        972,324
   Service Class                          --        265,492
                                ---------------------------
                                  75,164,995     83,952,949
Cost of shares redeemed:
   Initial Class                  (6,313,523)   (14,129,398)
   Service Class                  (2,304,133)    (3,712,585)
                                ---------------------------
                                  (8,617,656)   (17,841,983)
   Increase in net assets
    derived from capital share
    transactions                  66,547,339     66,110,966
                                ---------------------------
   Net increase in net assets     87,301,897     88,250,713

NET ASSETS:
Beginning of period              183,539,503     95,288,790
                                ---------------------------
End of period                   $270,841,400   $183,539,503
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $  3,496,065   $  1,692,110
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           INITIAL CLASS
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                                              2007*           2006         2005         2004         2003         2002
Net asset value at beginning of period       $  13.75       $  11.61      $ 11.23      $ 10.18      $  8.01      $ 10.46
                                            ----------      --------      -------      -------      -------      -------
Net investment income                            0.08           0.19(b)      0.15(b)      0.11         0.07(b)      0.06
Net realized and unrealized gain (loss) on
  investments                                    1.25           2.04         0.46         1.04         2.17        (2.45)
                                            ----------      --------      -------      -------      -------      -------
Total from investment operations                 1.33           2.23         0.61         1.15         2.24        (2.39)
                                            ----------      --------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                       --          (0.03)       (0.11)       (0.10)       (0.07)       (0.06)
  From net realized gain on investments            --          (0.06)       (0.12)          --           --           --
                                            ----------      --------      -------      -------      -------      -------
Total dividends and distributions                  --          (0.09)       (0.23)       (0.10)       (0.07)       (0.06)
                                            ----------      --------      -------      -------      -------      -------
Net asset value at end of period             $  15.08       $  13.75      $ 11.61      $ 11.23      $ 10.18      $  8.01
                                            ==========      ========      =======      =======      =======      =======
Total investment return                          9.63%(c)      19.31%        5.44%(e)    11.37%       27.95%      (22.86%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.68%+         1.50%        1.35%        1.04%        0.87%        0.63%
  Net expenses                                   0.80%+         0.88%#       0.77%#       0.96%        0.99%        0.98%
  Expenses (before waiver/reimbursement)         0.85%+         0.94%#       0.91%#       0.96%        0.99%        0.98%
Portfolio turnover rate                            77%           130%          55%          75%          73%          65%
Net assets at end of period (in 000's)       $190,464       $137,191      $66,657      $71,543      $62,229      $49,975

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     5.36% and 5.14% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2006.
#    Includes fees paid indirectly which amounted to less than 0.01% and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.
*    Unaudited.

 M-198 MainStay VP ICAP Select Equity Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       SERVICE CLASS
    -----------------------------------------------------------------------------------
                                                                             JUNE 5,
    SIX MONTHS                                                               2003(a)
      ENDED                                                                  THROUGH
     JUNE 30,                    YEAR ENDED DECEMBER 31,                   DECEMBER 31,
      2007*              2006             2005             2004                2003
     $ 13.71            $ 11.59          $ 11.21          $ 10.17             $ 8.97
    ----------          -------          -------          -------          ------------
        0.04               0.15(b)          0.13(b)          0.09               0.03(b)
        1.26               2.05             0.46             1.04               1.24
    ----------          -------          -------          -------          ------------
        1.30               2.20             0.59             1.13               1.27
    ----------          -------          -------          -------          ------------
          --              (0.02)           (0.09)           (0.09)             (0.07)
          --              (0.06)           (0.12)              --                 --
    ----------          -------          -------          -------          ------------
          --              (0.08)           (0.21)           (0.09)             (0.07)
    ----------          -------          -------          -------          ------------
     $ 15.01            $ 13.71          $ 11.59          $ 11.21             $10.17
    ==========          =======          =======          =======          ============
        9.49%(c)          19.00%            5.21%(e)        11.09%             14.13%(c)
        1.48%+             1.23%            1.10%            0.79%              0.62%+d
        1.05%+             1.13%#           1.02%#           1.21%              1.24%+
        1.10%+             1.19%#           1.16%#           1.21%              1.24%+
          77%               130%              55%              75%                73%
     $80,377            $46,349          $28,632          $22,474             $6,033

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP INCOME & GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                  7.85%   22.76%    11.44%       5.41%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                                MAINSTAY VP INCOME & GROWTH
                                                                         PORTFOLIO                       S&P 500(R) INDEX
                                                                ---------------------------              ----------------
5/1/98                                                                     10000                              10000
                                                                           10137                              10227
                                                                           11987                              12555
                                                                           12427                              13465
                                                                           11037                              11468
                                                                            9432                               9405
                                                                            9452                               9429
                                                                           11419                              11230
                                                                           12329                              11941
                                                                           13203                              12971
6/30/07                                                                    16208                              15642

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                  7.72%   22.46%    11.17%       5.15%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                                MAINSTAY VP INCOME & GROWTH
                                                                         PORTFOLIO                       S&P 500(R) INDEX
                                                                ---------------------------              ----------------
5/1/98                                                                     10000                              10000
                                                                           10132                              10227
                                                                           11952                              12555
                                                                           12360                              13465
                                                                           10951                              11468
                                                                            9335                               9405
                                                                            9332                               9429
                                                                           11247                              11230
                                                                           12113                              11941
                                                                           12944                              12971
6/30/07                                                                    15851                              15642

                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION
--------------------------------------------------------------------------------------------

S&P 500(R) Index*                                         6.96%   20.59%  10.71%     5.00%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 11.41% and 5.40% for Initial Class shares and 11.16% and 5.15% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/13/03, includes the historical performance of Initial Class shares from inception (5/1/98) through 6/12/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-200   MainStay VP Income & Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME AND GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                                                           VALUE (BASED ON
                                                                                           HYPOTHETICAL 5%
                                                     ENDING ACCOUNT                          ANNUALIZED
                                     BEGINNING       VALUE (BASED ON       EXPENSES          RETURN AND          EXPENSES
                                      ACCOUNT        ACTUAL RETURNS          PAID              ACTUAL              PAID
                                       VALUE          AND EXPENSES)         DURING            EXPENSES)           DURING
SHARE CLASS                           1/1/07             6/30/07           PERIOD(1)           6/30/07           PERIOD(1)

INITIAL CLASS                        $1,000.00          $1,078.85            $4.07            $1,021.05            $3,96
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                        $1,000.00          $1,077.60            $5.36            $1,019.80            $5.21
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-201

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.5
Short-Term Investments (collateral from securities lending                        10.9
  is 10.9%)
Liabilities in Excess of Cash and Other Assets                                   (10.4)

See Portfolio of Investments on page M-204 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  Bank of America Corp.
 4.  International Business Machines Corp.
 5.  Chevron Corp.
 6.  Pfizer, Inc.
 7.  Hewlett-Packard Co.
 8.  Morgan Stanley
 9.  Goldman Sachs Group, Inc. (The)
10.  ConocoPhillips

 M-202   MainStay VP Income & Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kurt Borgwardt, CFA, Lynette Pang, John Schniedwind, CFA, and Zili Zhang of American Century Investment Management, Inc.

HOW DID MAINSTAY VP INCOME & GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Income & Growth Portfolio returned 7.85% for Initial Class shares and 7.72% for Service Class shares. Both share classes outperformed the 7.53% return of the average Lipper* Variable Products Multi-Cap Value Portfolio and the 6.96% return of S&P 500(R) Index* for the six months ended June 30, 2007. The S&P 500(R) Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Favorable stock selection was the driving factor behind the Portfolio's performance relative to the S&P 500(R) Index* during the first half of 2007.

WHICH PORTFOLIO SEGMENTS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection worked best in the most economically sensitive segments of the market, particularly materials and industrials. Chemicals companies and metals & mining stocks were the primary contributors to the Portfolio's performance in the materials sector. In the industrials sector, stock selection among machinery manufacturers and an underweight position in industrial conglomerates added the most value.

Stock choices in the consumer discretionary sector, especially among media companies and hotels & restaurants, also enhanced results relative to the S&P 500(R) Index.*

WHICH SEGMENTS OF THE PORTFOLIO DETRACTED THE MOST FROM RELATIVE PERFORMANCE?

The Portfolio's financial holdings underperformed their counterparts in the S&P 500(R) Index,* and the three stocks that detracted the most from the Portfolio's relative performance were all in the financials sector. Stock selection in the thrifts & mortgage finance industry was largely responsible for the underperformance.

The only other sectors of the Portfolio to detract from relative results were health care and information technology. The main culprits in the health care sector were health care equipment makers and biotechnology firms. In the information technology sector, companies in the computers & peripherals and communications equipment industries were particularly weak.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE PORTFOLIO'S BEST PERFORMERS AND WHICH STOCKS WERE THE WEAKEST?

Engine maker Cummins, which rose sharply on strength in its power-generation business, was the top contributor to the Portfolio's absolute performance during the reporting period. Two other strong performers, Lyondell Chemical and ExxonMobil, benefited from rising energy prices that increased refining profit margins. Lyondell Chemical has an oil-refining unit in addition to its specialty chemicals business, and ExxonMobil was the Portfolio's largest holding during the reporting period.

The two worst contributors to the Portfolio's absolute performance were IndyMac Bancorp and Citigroup. Both of these financial stocks were hurt by rising interest rates and deterioration in the subprime lending segment. Biotechnology firm Amgen declined when one of its blockbuster drugs faced safety concerns.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE PORTFOLIO DURING THE FIRST HALF OF 2007?

Changes to the Portfolio are driven by our stock selection process, which employs a combination of growth and value criteria (with a slight tilt toward value) to create a Portfolio that balances downside protection and upside potential. This process led us to establish positions in electronics wholesaler Avnet and consumer finance company AmeriCredit. During the reporting period, we eliminated the Portfolio's positions in real estate investment trust CBL & Associates Properties and electric utility FirstEnergy.

HOW WAS THE PORTFOLIO POSITIONED DURING THE REPORTING PERIOD?

The Portfolio focuses primarily on individual stock selection and typically maintains relatively neutral sector weightings compared with the S&P 500(R) Index.* In the first half of 2007, however, the Portfolio held modestly overweight positions in financials and energy and corresponding underweight positions in industrials and consumer staples.


Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-203

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (99.5%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Lockheed Martin Corp.                                    5,592   $    526,375
Northrop Grumman Corp.                                  27,983      2,179,036
Raytheon Co.                                             2,608        140,545
                                                                 ------------
                                                                    2,845,956
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                              3,078        341,566
United Parcel Service, Inc. Class B                     12,630        921,990
                                                                 ------------
                                                                    1,263,556
                                                                 ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   9,408        140,273
                                                                 ------------
AUTO COMPONENTS (1.9%)
ArvinMeritor, Inc. (a)                                  34,311        761,704
Magna International, Inc. Class A (a)                   15,924      1,448,925
                                                                 ------------
                                                                    2,210,629
                                                                 ------------
BEVERAGES (0.7%)
Coca-Cola Enterprises, Inc.                              6,032        144,768
Molson Coors Brewing Co. Class B                         6,169        570,386
Pepsi Bottling Group, Inc. (The)                         3,107        104,644
PepsiAmericas, Inc.                                      2,640         64,838
                                                                 ------------
                                                                      884,636
                                                                 ------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (b)                                         29,011      1,604,018
                                                                 ------------

CAPITAL MARKETS (6.5%)
Blackstone Group (The), L.P. (b)                         5,223        152,877
V  Goldman Sachs Group, Inc. (The)                      11,571      2,508,014
Lehman Brothers Holdings, Inc.                          11,143        830,376
Merrill Lynch & Co., Inc.                               18,313      1,530,601
V  Morgan Stanley                                       31,833      2,670,152
                                                                 ------------
                                                                    7,692,020
                                                                 ------------
CHEMICALS (2.1%)
Celanese Corp. Class A                                  23,141        897,408
Lyondell Chemical Co.                                   42,625      1,582,240
                                                                 ------------
                                                                    2,479,648
                                                                 ------------
COMMERCIAL BANKS (0.2%)
Comerica, Inc.                                           3,677        218,671
                                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Labor Ready, Inc. (b)                                    4,863        112,384
Watson Wyatt Worldwide, Inc. Class A                     2,524        127,412
                                                                 ------------
                                                                      239,796
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Cisco Systems, Inc. (b)                                  6,540        182,139
                                                                 ------------


                                                        SHARES          VALUE
COMPUTERS & PERIPHERALS (5.4%)
V  Hewlett-Packard Co.                                  62,932   $  2,808,026
V  International Business Machines Corp.                32,067      3,375,052
Lexmark International, Inc. Class A (b)                  3,416        168,443
Western Digital Corp. (b)                                3,695         71,498
                                                                 ------------
                                                                    6,423,019
                                                                 ------------
CONSUMER FINANCE (0.1%)
AmeriCredit Corp. (a)(b)                                 6,757        179,398
                                                                 ------------

CONTAINERS & PACKAGING (0.5%)
Sonoco Products Co.                                     14,513        621,302
                                                                 ------------

DISTRIBUTORS (0.2%)
Building Materials Holding Corp. (a)                    15,807        224,301
                                                                 ------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Sotheby's Holdings, Inc. Class A                         3,470        159,689
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (8.4%)
V  Bank of America Corp.                                71,616      3,501,306
V  Citigroup, Inc.                                      82,283      4,220,295
JPMorgan Chase & Co.                                    47,371      2,295,125
                                                                 ------------
                                                                   10,016,726
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
AT&T, Inc.                                              36,808      1,527,532
Embarq Corp.                                               835         52,914
Verizon Communications, Inc.                            55,651      2,291,152
Windstream Corp.                                         2,336         34,479
                                                                 ------------
                                                                    3,906,077
                                                                 ------------
ELECTRIC UTILITIES (0.4%)
Edison International                                     6,350        356,362
Progress Energy, Inc.                                    2,729        124,415
                                                                 ------------
                                                                      480,777
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Arrow Electronics, Inc. (b)                              9,087        349,213
Avnet, Inc. (b)                                         29,447      1,167,279
Nam Tai Electronics, Inc.                               12,435        148,225
Vishay Intertechnology, Inc. (b)                        46,830        740,851
                                                                 ------------
                                                                    2,405,568
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-204 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Grey Wolf, Inc. (a)(b)                                  37,926   $    312,510
                                                                 ------------
FOOD & STAPLES RETAILING (0.3%)
Kroger Co. (The)                                         5,168        145,376
SUPERVALU, Inc.                                          4,057        187,920
                                                                 ------------
                                                                      333,296
                                                                 ------------
FOOD PRODUCTS (1.2%)
ConAgra Foods, Inc.                                      2,236         60,059
General Mills, Inc.                                     15,312        894,527
Kraft Foods, Inc. Class A                                1,543         54,391
Seaboard Corp. (a)                                         171        400,995
                                                                 ------------
                                                                    1,409,972
                                                                 ------------
GAS UTILITIES (0.4%)
Nicor, Inc. (a)                                         12,328        529,118
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Becton, Dickinson & Co.                                 14,003      1,043,223
West Pharmaceutical Services, Inc.                       3,208        151,257
                                                                 ------------
                                                                    1,194,480
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.6%)
Aetna, Inc.                                             15,902        785,559
AMERIGROUP Corp. (a)(b)                                  9,721        231,360
AmerisourceBergen Corp.                                  2,326        115,067
Apria Healthcare Group, Inc. (a)(b)                      9,511        273,631
Coventry Health Care, Inc. (b)                             975         56,209
Healthspring, Inc. (b)                                   8,309        158,370
Humana, Inc. (b)                                        22,096      1,345,867
McKesson Corp.                                          25,769      1,536,863
WellCare Health Plans, Inc. (a)(b)                      10,174        920,849
WellPoint, Inc. (b)                                        355         28,340
                                                                 ------------
                                                                    5,452,115
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Darden Restaurants, Inc.                                10,443        459,388
McDonald's Corp.                                        17,375        881,955
Wyndham Worldwide Corp. (b)                              1,488         53,955
                                                                 ------------
                                                                    1,395,298
                                                                 ------------
HOUSEHOLD DURABLES (2.7%)
Black & Decker Corp.                                     1,648        145,535
Blyth, Inc.                                              4,150        110,307
KB Home (a)                                             12,236        481,731
Newell Rubbermaid, Inc.                                 15,104        444,511
NVR, Inc. (a)(b)                                         1,801      1,224,230
Tupperware Brands Corp.                                 29,045        834,753
                                                                 ------------
                                                                    3,241,067
                                                                 ------------


                                                        SHARES          VALUE
HOUSEHOLD PRODUCTS (1.9%)
Kimberly-Clark Corp.                                    29,056   $  1,943,556
Procter & Gamble Co. (The)                               4,961        303,564
                                                                 ------------
                                                                    2,247,120
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
TXU Corp.                                               14,016        943,277
                                                                 ------------

INDUSTRIAL CONGLOMERATES (1.8%)
General Electric Co.                                    40,000      1,531,200
Tyco International, Ltd.                                18,234        616,127
                                                                 ------------
                                                                    2,147,327
                                                                 ------------
INSURANCE (5.2%)
ACE, Ltd.                                               31,125      1,945,935
American Financial Group, Inc.                           6,642        226,824
American International Group, Inc.                       1,823        127,665
Arch Capital Group, Ltd. (b)                             9,570        694,208
Aspen Insurance Holdings, Ltd. (a)                      21,847        613,245
Axis Capital Holdings, Ltd.                             11,552        469,589
Endurance Specialty Holdings, Ltd.                      25,941      1,038,678
Odyssey Re Holdings Corp.                                3,851        165,169
PartnerRe, Ltd. (a)                                      7,233        560,557
XL Capital, Ltd. Class A                                 3,733        314,655
                                                                 ------------
                                                                    6,156,525
                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.5%)
United Online, Inc.                                     38,415        633,463
                                                                 ------------

IT SERVICES (3.0%)
Accenture, Ltd. Class A                                 32,760      1,405,076
Acxiom Corp.                                            12,195        322,558
Computer Sciences Corp. (b)                             22,286      1,318,217
Electronic Data Systems Corp.                           19,367        537,047
                                                                 ------------
                                                                    3,582,898
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.7%)
Eastman Kodak Co. (a)                                    9,571        266,361
Hasbro, Inc.                                            37,881      1,189,842
Mattel, Inc.                                            21,692        548,591
                                                                 ------------
                                                                    2,004,794
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.8%)
Applera Corp.-Applied BioSystems Group                  30,070        918,338
                                                                 ------------

MACHINERY (0.7%)
Cummins, Inc.                                            8,459        856,135
                                                                 ------------

MEDIA (1.8%)
CBS Corp. Class B                                       23,956        798,214
Idearc, Inc.                                             4,685        165,521

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Sinclair Broadcast Group, Inc. Class A                   3,443   $     48,959
Walt Disney Co. (The)                                   32,716      1,116,924
                                                                 ------------
                                                                    2,129,618
                                                                 ------------
METALS & MINING (1.3%)
Freeport-McMoRan Copper & Gold, Inc. Class B             4,974        411,947
United States Steel Corp.                               10,539      1,146,116
                                                                 ------------
                                                                    1,558,063
                                                                 ------------
MULTILINE RETAIL (0.3%)
Big Lots, Inc. (a)(b)                                   10,564        310,793
                                                                 ------------
OFFICE ELECTRONICS (0.6%)
Xerox Corp. (b)                                         40,360        745,853
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (13.8%)
V  Chevron Corp.                                        39,467      3,324,700
V  ConocoPhillips                                       30,521      2,395,898
EnCana Corp. (a)                                        11,855        728,490
V  ExxonMobil Corp.                                     74,621      6,259,209
Marathon Oil Corp.                                      19,370      1,161,425
Occidental Petroleum Corp.                              14,748        853,614
Tesoro Corp.                                             5,779        330,270
Valero Energy Corp.                                     19,660      1,452,088
                                                                 ------------
                                                                   16,505,694
                                                                 ------------
PHARMACEUTICALS (5.9%)
Biovail Corp. (a)                                       47,745      1,213,678
Johnson & Johnson                                       25,676      1,582,155
King Pharmaceuticals, Inc. (b)                          28,816        589,575
Merck & Co., Inc.                                       10,525        524,145
V  Pfizer, Inc.                                        112,834      2,885,165
ViroPharma, Inc. (b)                                    18,942        261,400
                                                                 ------------
                                                                    7,056,118
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (1.2%)
iStar Financial, Inc.                                   22,108        980,048
KKR Financial Holdings LLC                              16,179        403,019
                                                                 ------------
                                                                    1,383,067
                                                                 ------------
ROAD & RAIL (1.0%)
Burlington Northern Santa Fe Corp.                       4,325        368,230
CSX Corp.                                                4,472        201,598
Norfolk Southern Corp.                                   4,633        243,557
Union Pacific Corp.                                      2,870        330,480
                                                                 ------------
                                                                    1,143,865
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Amkor Technology, Inc. (b)                              55,833        879,370
Applied Materials, Inc.                                 31,773        631,330
Intel Corp.                                                551         13,092


                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Lam Research Corp. (b)                                  12,772   $    656,481
Novellus Systems, Inc. (b)                                 570         16,171
                                                                 ------------
                                                                    2,196,444
                                                                 ------------
SOFTWARE (1.7%)
Microsoft Corp.                                         65,489      1,929,961
Sybase, Inc. (b)                                         4,526        108,126
                                                                 ------------
                                                                    2,038,087
                                                                 ------------
SPECIALTY RETAIL (1.5%)
American Eagle Outfitters, Inc.                          1,771         45,444
Brown Shoe Co., Inc.                                    10,699        260,200
Dress Barn, Inc. (b)                                       620         12,722
RadioShack Corp. (a)                                    39,183      1,298,525
Rent-A-Center, Inc. (b)                                  8,797        230,745
                                                                 ------------
                                                                    1,847,636
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.2%)
Corus Bankshares, Inc. (a)                               9,502        164,005
Countrywide Financial Corp. (a)                         25,054        910,713
IndyMac Bancorp, Inc. (a)                               13,709        399,892
Washington Mutual, Inc.                                 55,824      2,380,335
                                                                 ------------
                                                                    3,854,945
                                                                 ------------
TOBACCO (0.2%)
Altria Group, Inc.                                       2,231        156,482
Reynolds American, Inc. (a)                              2,124        138,485
                                                                 ------------
                                                                      294,967
                                                                 ------------
Total Common Stocks
 (Cost $99,789,104)                                               118,601,082
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

SHORT-TERM INVESTMENTS (10.9%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.1%)
Barton Capital LLC
 5.29%, due 7/5/07 (c)                              $  370,454        370,454
Clipper Receivables Corp.
 5.291%, due 7/17/07 (c)                               296,363        296,363
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (c)                               666,817        666,817
Compass Securitization
 5.292%, due 7/3/07 (c)                                 74,091         74,091
 5.303%, due 7/13/07 (c)                               222,272        222,272
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (c)                               222,272        222,272
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (c)                                220,228        220,228
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (c)                               148,181        148,181

 M-206 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (c)                             $  296,363   $    296,363
Old Line Funding LLC
 5.279%, due 7/2/07 (c)                                148,181        148,181
 5.286%, due 7/2/07 (c)                                222,272        222,272
Three Pillars Funding LLC
 5.304%, due 7/16/07 (c)                               444,544        444,544
Yorktown Capital LLC
 5.295%, due 7/3/07 (c)                                222,272        222,272
 5.303%, due 7/24/07 (c)                               148,182        148,182
                                                                 ------------
Total Commercial Paper
 (Cost $3,702,492)                                                  3,702,492
                                                                 ------------

                                                        SHARES

INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (c)                688,806        688,806
                                                                 ------------
Total Investment Company
 (Cost $688,806)                                                      688,806
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $296,498
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $310,342 and a Market Value
 of $305,987) (c)                                   $  296,363        296,363
                                                                 ------------
Total Repurchase Agreement
 (Cost $296,363)                                                      296,363
                                                                 ------------
TIME DEPOSITS (7.0%)
Abbey National PLC
 5.28%, due 7/6/07 (c)                                 592,726        592,726
 5.29%, due 7/2/07 (c)                                 518,635        518,635
Bank of America Corp.
 5.29%, due 8/16/07 (c)(d)                             592,726        592,726
Barclays
 5.31%, due 8/20/07 (c)                                592,726        592,726

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Calyon
 5.30%, due 8/13/07 (c)                             $  592,726   $    592,726
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (c)                                444,544        444,544
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (c)                                444,544        444,544
Deutsche Bank AG
 5.28%, due 7/10/07 (c)                                518,635        518,635
Fortis Bank
 5.30%, due 7/30/07 (c)                                296,363        296,363
Rabobank Nederland
 5.29%, due 7/18/07 (c)                                518,635        518,635
Royal Bank of Canada
 5.285%, due 8/3/07 (c)                              1,111,361      1,111,361
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (c)                               1,111,361      1,111,361
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (c)                                444,544        444,544
UBS AG
 5.277%, due 7/3/07 (c)                                592,726        592,726
                                                                 ------------
Total Time Deposits
 (Cost $8,372,252)                                                  8,372,252
                                                                 ------------
Total Short-Term Investments
 (Cost $13,059,913)                                                13,059,913
                                                                 ------------
Total Investments
 (Cost $112,849,017) (e)                                 110.4%   131,660,995(f)
Liabilities in Excess of Cash and Other Assets           (10.4)   (12,416,782)
                                                    ----------   ------------
Net Assets                                               100.0%  $119,244,213
                                                    ==========   ============

(a) Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(e)  The cost for federal income tax purposes is $113,577,356.
(f)  At June 30, 2007 net unrealized appreciation was
     $18,083,639, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,564,855 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,481,216.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $112,849,017) including $12,624,389
  market value of securities loaned             $131,660,995
Cash                                                 751,681
Receivables:
  Dividends and interest                             120,605
  Fund shares sold                                    89,378
Other assets                                           1,094
                                                -------------
    Total assets                                 132,623,753
                                                -------------

LIABILITIES:
Securities lending collateral                     13,059,913
Payables:
  Fund shares redeemed                               183,918
  Adviser (See Note 3)                                48,744
  Professional fees                                   26,348
  Shareholder communication                           21,865
  Administrator (See Note 3)                          19,835
  NYLIFE Distributors (See Note 3)                    10,258
  Custodian                                            7,926
Accrued expenses                                         733
                                                -------------
    Total liabilities                             13,379,540
                                                -------------
Net assets                                      $119,244,213
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     47,255
  Service Class                                       34,083
Additional paid-in capital                        88,608,381
Accumulated undistributed net investment
  income                                           2,383,336
Accumulated undistributed net realized gain on
  investments                                      9,359,180
Net unrealized appreciation on investments        18,811,978
                                                -------------
Net assets                                      $119,244,213
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 69,412,668
                                                =============
Shares of capital stock outstanding                4,725,544
                                                =============
Net asset value per share outstanding           $      14.69
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 49,831,545
                                                =============
Shares of capital stock outstanding                3,408,271
                                                =============
Net asset value per share outstanding           $      14.62
                                                =============

 M-208 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $1,150,263
  Income from securities loaned--net                  20,317
  Interest                                             9,390
                                                  -----------
    Total income                                   1,179,970
                                                  -----------
EXPENSES:
  Advisory (See Note 3)                              283,463
  Administration (See Note 3)                        114,961
  Distribution and service--Service Class
    (See Note 3)                                      56,368
  Professional fees                                   24,229
  Custodian                                           13,641
  Shareholder communication                           10,648
  Directors                                            2,894
  Miscellaneous                                        3,834
                                                  -----------
    Total expenses                                   510,038
                                                  -----------
Net investment income                                669,932
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   5,211,107
Net change in unrealized appreciation on
  investments                                      2,823,197
                                                  -----------
Net realized and unrealized gain on investments    8,034,304
                                                  -----------
Net increase in net assets resulting from
  operations                                      $8,704,236
                                                  ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $8,974.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    669,932   $  1,738,390
 Net realized gain on investments       5,211,107      5,231,471
 Net change in unrealized
  appreciation on investments           2,823,197     10,307,359
                                     ---------------------------
 Net increase in net assets
  resulting from operations             8,704,236     17,277,220
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --       (423,414)
   Service Class                               --       (185,083)
 From net realized gain on investments:
   Initial Class                               --       (890,987)
   Service Class                               --       (525,526)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                              --     (2,025,010)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        2,194,235     10,176,664
   Service Class                        6,750,351      8,210,641
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                               --      1,314,401
   Service Class                               --        710,609
                                     ---------------------------
                                        8,944,586     20,412,315
 Cost of shares redeemed:
   Initial Class                       (9,136,318)   (24,375,277)
   Service Class                       (2,616,615)    (4,224,466)
                                     ---------------------------
                                      (11,752,933)   (28,599,743)
   Decrease in net assets derived
    from capital share transactions    (2,808,347)    (8,187,428)
                                     ---------------------------
   Net increase in net assets           5,895,889      7,064,782

NET ASSETS:
Beginning of period                   113,348,324    106,283,542
                                     ---------------------------
End of period                        $119,244,213   $113,348,324
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  2,383,336   $  1,713,404
                                     ===========================

 M-210 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-211

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          INITIAL CLASS
                                            -------------------------------------------------------------------------
                                              SIX
                                             MONTHS
                                             ENDED
                                            JUNE 30,                        YEAR ENDED DECEMBER 31,
                                             2007*         2006         2005         2004         2003         2002
Net asset value at beginning of period      $ 13.62       $ 11.87      $ 11.47      $ 10.35      $  8.14      $ 10.24
                                            --------      -------      -------      -------      -------      -------
Net investment income                          0.09(b)       0.21(b)      0.21(b)      0.19(c)      0.14(b)      0.10
Net realized and unrealized gain (loss) on
  investments                                  0.98          1.80         0.33         1.12         2.20        (2.10)
                                            --------      -------      -------      -------      -------      -------
Total from investment operations               1.07          2.01         0.54         1.31         2.34        (2.00)
                                            --------      -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                     --         (0.08)       (0.14)       (0.19)       (0.13)       (0.10)
  From net realized gain on investments          --         (0.18)          --           --           --           --
                                            --------      -------      -------      -------      -------      -------
Total dividends and distributions                --         (0.26)       (0.14)       (0.19)       (0.13)       (0.10)
                                            --------      -------      -------      -------      -------      -------
Net asset value at end of period            $ 14.69       $ 13.62      $ 11.87      $ 11.47      $ 10.35      $  8.14
                                            ========      =======      =======      =======      =======      =======
Total investment return                        7.85%(e)     16.86%        4.69%(d)    12.65%       28.69%      (19.52%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        1.27%+        1.67%        1.82%        1.92%(c)     1.51%        1.09%
  Net expenses                                 0.79%+        0.81%        0.75%        0.90%        0.94%        0.92%
  Expenses (before reimbursement)              0.79%+        0.81%        0.84%        0.90%        0.94%        0.92%
Portfolio turnover rate                          26%           68%          77%          72%          79%          71%
Net assets at end of period (in 000's)      $69,413       $71,025      $73,787      $76,526      $69,598      $58,153

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per share and 0.26%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.60% and 4.40% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-212 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                  SERVICE CLASS
    -------------------------------------------------------------------------
      SIX                                                          JUNE 13,
     MONTHS                                                        2003(a)
     ENDED                                                         THROUGH
    JUNE 30,                 YEAR ENDED DECEMBER 31,             DECEMBER 31,
     2007*         2006         2005         2004                    2003
    $ 13.57       $ 11.84      $ 11.45      $ 10.34                 $ 9.26
    --------      -------      -------      -------              ------------
       0.07(b)       0.18(b)      0.20(b)      0.18(c)                0.07(b)
       0.98          1.79         0.31         1.11                   1.14
    --------      -------      -------      -------              ------------
       1.05          1.97         0.51         1.29                   1.21
    --------      -------      -------      -------              ------------
         --         (0.06)       (0.12)       (0.18)                 (0.13)
         --         (0.18)          --           --                     --
    --------      -------      -------      -------              ------------
         --         (0.24)       (0.12)       (0.18)                 (0.13)
    --------      -------      -------      -------              ------------
    $ 14.62       $ 13.57      $ 11.84      $ 11.45                 $10.34
    ========      =======      =======      =======              ============
       7.72%(e)     16.57%        4.47%(d)    12.38%                 13.10%(e)
       1.01%+        1.42%        1.57%        1.67%(c)               1.26%+(f)
       1.04%+        1.06%        1.00%        1.15%                  1.19%+
       1.04%+        1.06%        1.09%        1.15%                  1.19%+
         26%           68%          77%          72%                    79%
    $49,832       $42,323      $32,497      $18,673                 $4,099

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                  6.72%   26.44%    15.69%     8.81%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                  MSCI EAFE(R) INDEX
                                                                 -------------------------              ------------------
6/30/97                                                                    10000                              10000
                                                                           11254                              10610
                                                                           11853                              11418
                                                                           13636                              13377
                                                                           10745                              10220
                                                                           11225                               9249
                                                                           11001                               8652
                                                                           13481                              11452
                                                                           15312                              13016
                                                                           18399                              16472
6/30/07                                                                    23264                              20920

    ------ MainStay VP International Equity Portfolio -- MSCI EAFE Index

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                  6.58%   26.13%    15.41%     8.55%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                  MSCI EAFE(R) INDEX
                                                                 -------------------------              ------------------
6/30/97                                                                    10000                              10000
                                                                           11227                              10610
                                                                           11795                              11418
                                                                           13537                              13377
                                                                           10642                              10220
                                                                           11090                               9249
                                                                           10842                               8652
                                                                           13254                              11452
                                                                           15016                              13016
                                                                           18002                              16472
6/30/07                                                                    22706                              20920

    ------ MainStay VP International Equity Portfolio -- MSCI EAFE Index

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------

MSCI EAFE(R) Index*                                      10.74%   27.00%  17.73%   7.66%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 15.69% and 8.81% for Initial Class shares and 15.41% and 8.55% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-214   MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                                                           VALUE (BASED ON
                                                    ENDING ACCOUNT                         HYPOTHETICAL 5%
                                    BEGINNING       VALUE (BASED ON       EXPENSES           ANNUALIZED           EXPENSES
                                     ACCOUNT        ACTUAL RETURNS          PAID             RETURN AND             PAID
                                      VALUE          AND EXPENSES)         DURING         ACTUAL EXPENSES)         DURING
SHARE CLASS                          1/1/07             6/30/07           PERIOD(1)            6/30/07            PERIOD(1)

INITIAL CLASS                       $1,000.00          $1,067.40            $4.51             $1,020.60             $4.41
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                       $1,000.00          $1,066.15            $5.79             $1,019.35             $5.66
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.88% for Initial Class, 1.13% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-215

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                     93.50
Short-Term Investments (collateral from securities lending                        14.90
  is 14.0%)
Warrants                                                                           2.90
Written Call Options*                                                              0.00
Liabilities in Excess of Cash and Other Assets                                   (11.30)

* Less than one-tenth of a percent.

See Portfolio of Investments on page M-219 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  MediaSet S.p.A.
 3.  Telefonaktiebolaget LM Ericsson+
 4.  Reed Elsevier N.V.
 5.  TNT N.V.
 6.  Nestle S.A.
 7.  Hannover Rueckversicherung AG
 8.  Puma AG
 9.  Ryanair Holdings PLC
10.  Diageo PLC+

+ Security trades on more than one exchange.

 M-216   MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP International Equity Portfolio returned 6.72% for Initial Class shares and 6.58% for Service Class shares. Both share classes underperformed the 10.65% return of the average Lipper* Variable Products International Core Portfolio and the 10.74% return of the Morgan Stanley Capital International EAFE(R) Index* for the six months ended June 30, 2007. The MSCI EAFE(R) Index* is the Portfolio's broad-based securities-market index.

WHICH FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Several factors may have influenced the Portfolio's underperformance, including having underweight positions in the capital goods and materials sectors(1) and having an overweight position in MediaSet, the Italian broadcaster.

WHICH AREAS WERE THE LARGEST CONTRIBUTORS TO THE PERFORMANCE OF THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH AREAS DETRACTED?

The banks industry group and the automobiles & components industry were the greatest positive contributors to the Portfolio's relative performance during the reporting period. The benefits came from security selection, since the Portfolio was underweight in both segments. Most of the Portfolio's relative contribution in the banks industry group resulted from not holding various MSCI EAFE(R) Index* stocks that underperformed for a variety of reasons. The consumer durables & apparel industry group was also a positive contributor because of consolidation at companies such as Puma, the German based shoe and apparel designer and retailer.

The capital goods, media and materials industry groups detracted from the Portfolio's relative performance during the first half of 2007. The materials sector continued to outperform as resources remained in demand to sustain extraordinary growth in China and India. Unfortunately, because of concerns that earnings growth might slow if markets in Brazil, Russia, India and China became overheated, the Portfolio did not invest in the materials sector.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

The strongest individual contributor to the Portfolio's absolute performance during the first half of 2007 was Nokian Renkaat, the Finland-based tire manufacturer. The company's growth and margins in the secondary tire market exceeded our targets.

Another positive contributor was designer sporting goods and apparel manufacturer Puma. The company's shares underperformed early in the reporting period on concerns about a weak order book. Since we believed that the shortfall would be temporary, we continued to hold the shares, which rose sharply in early April when the company received a takeover offer from French luxury retailer PPR.

MediaSet, the largest commercial TV broadcaster in Italy, detracted from the Portfolio's performance during the reporting period. The company faced a weak ad market in Italy, regulatory uncertainty surrounding a top telecommunications client and other setbacks that led to earnings downgrades in recent quarters. The company has a strong balance sheet, provides a dividend of more than 5% and is highly profitable, so we maintained the Portfolio's position. Bank of Ireland's shares suffered from a cooling Irish real estate market. Indeed, most banking shares with real estate exposure have corrected in recent months. A third detractor from the Portfolio's performance was Ireland-based beverage company C&C Group PLC, which suffered from concerns that margins might come under pressure as the company moves into new markets.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. Information about sectors, industry groups and regional exposure is for informational purposes only. The Portfolio uses a bottom-up stock selection process that evaluates each stock on its individual merits. Decisions are not driven by top-down macro-economic, regional or industry-group evaluations.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-217

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We added C&C Group to the Portfolio during the reporting period. We feel that C&C's natural cider concept has strong barriers to entry because, unlike competing brands, the cider is not from concentrate and can be positioned as a premium product. Near-term market-share concerns caused weakness in C&C's share price, which we viewed as a buying opportunity.

We also added Neopost, a worldwide provider of mailing and shipping solutions, to the Portfolio during the reporting period. We found Neopost attractive because its products and services increase business efficiency, the company has a large recurring revenue base and we see potential for margin expansion. Another new position in the Portfolio during the first quarter of 2007 was Puma, one of the Portfolio's top-performing stocks.

The Portfolio either sold or trimmed a number of positions that reached their intrinsic values and, in our opinion, became stretched on a valuation basis. Canada-based software company Cognos and U.K.-based Royal Bank of Scotland fit this profile. The Portfolio sold its entire position in HongKong Electric ahead of a challenging regulatory review set for the end of this year.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX* AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the Portfolio was overweight relative to the MSCI EAFE(R) Index* in industry groups such as insurance, media and food & staples retailing. On the same date, the Portfolio was slightly overweight in the health care sector. Underweight industry groups included banks, telecommunication services, capital goods and materials. At the end of June 2007, the Portfolio held market-weight positions in utilities, energy, and automobiles & components.

WHERE DID YOU FIND THE MOST COMPELLING INVESTMENT OPPORTUNITIES?

During the reporting period, we found fewer compelling investment opportunities in Japan than we did in Europe and the rest of Asia. As a result, the Portfolio remained underweight in Japan.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-218   MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (93.5%)+
-----------------------------------------------------------------------------
BELGIUM (0.2%)
Barco N.V. (electronic
 equipment & instruments)                              18,097    $  1,680,268
                                                                 ------------

BRAZIL (1.4%)
Gol Linhas Aereas Inteligentes S.A., ADR
 (airlines) (a)(b)                                     83,500       2,754,665
Tam S.A., ADR (airlines) (a)(b)                       192,500       6,371,750
                                                                 ------------
                                                                    9,126,415
                                                                 ------------
CANADA (1.3%)
Loblaw Cos., Ltd. (food &
 staples retailing) (b)                               176,000       8,595,253
                                                                 ------------

FINLAND (1.8%)
Nokian Renkaat Oyj
 (auto components) (b)                                 52,982       1,853,798
TietoEnator Oyj (IT Services) (b)                     305,100       9,831,528
                                                                 ------------
                                                                   11,685,326
                                                                 ------------
FRANCE (3.7%)
BNP Paribas S.A. (commercial banks)                   104,794      12,484,466
Neopost S.A. (office electronics)                      21,090       3,084,329
Total S.A. (oil, gas & consumable fuels)              106,000       8,604,714
                                                                 ------------
                                                                   24,173,509
                                                                 ------------
GERMANY (8.8%)
AWD Holding AG (capital markets)                       50,699       2,152,384
Bayerische Motoren Werke AG (automobiles) (b)         213,229      13,833,906
V  Hannover Rueckversicherung AG (insurance)          421,635      20,431,100
V  Puma AG Rudolf Dassler Sport (textiles, apparel
 & luxury goods)                                       43,242      19,296,723
Rational AG (household durables)                        4,700         920,970
SAP AG (software)                                      33,500       1,721,153
                                                                 ------------
                                                                   58,356,236
                                                                 ------------
GREECE (2.2%)
OPAP S.A. (hotels, restaurants & leisure)             402,821      14,237,709
                                                                 ------------

HONG KONG (2.6%)
Esprit Holdings, Ltd. (specialty retail)            1,228,000      15,633,555
Yue Yuen Industrial Holdings, Ltd. (textiles,
 apparel & luxury goods)                              549,500       1,704,414
                                                                 ------------
                                                                   17,337,969
                                                                 ------------
IRELAND (3.9%)
Bank of Ireland (commercial banks)                    730,720      14,711,567
C&C Group PLC (beverages)                             836,265      11,228,808
                                                                 ------------
                                                                   25,940,375
                                                                 ------------


                                                        SHARES          VALUE
ITALY (11.8%)
Assicurazioni Generali S.p.A. (insurance) (b)         233,750    $  9,358,922
Enel S.p.A. (electric utilities) (b)                1,140,150      12,280,506
ENI S.p.A. (oil, gas &
 consumable fuels) (b)                                216,600       7,851,130
ENI S.p.A., Sponsored ADR (oil, gas & consumable
 fuels) (a)(b)                                         11,250         813,937
V  MediaSet S.p.A. (media) (b)                      2,568,168      26,499,248
Snam Rete Gas S.p.A. (gas utilities) (b)            2,479,465      14,656,005
Telecom Italia S.p.A. (diversified
 telecommunication services)                        1,942,900       4,306,823
Terna S.p.A. (electric utilities) (b)                 697,992       2,411,416
                                                                 ------------
                                                                   78,177,987
                                                                 ------------
JAPAN (6.9%)
ASKUL Corp. (internet & catalog retail) (b)            45,900         827,599
Canon, Inc., Sponsored ADR
 (office electronics) (a)                             166,050       9,744,389
FamilyMart Co., Ltd. (food &
 staples retailing)                                    23,400         616,682
Hoya Corp. (electronic
 equipment & instruments)                              25,400         848,106
Keyence Corp. (electronic
 equipment & instruments)                               9,800       2,144,514
MISUMI Group, Inc. (trading
 companies & distributors)                             97,400       1,647,893
Nidec Corp. (electronic
 equipment & instruments)                               5,600         328,527
OBIC Co., Ltd. (IT Services)                           27,960       5,525,769
Otsuka Corp. (IT Services)                             17,800       1,687,873
RICOH Co., Ltd. (office electronics)                  402,700       9,293,873
Ryohin Keikaku Co., Ltd. (multiline retail)            92,400       5,713,686
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)     114,300       7,376,623
                                                                 ------------
                                                                   45,755,534
                                                                 ------------
NETHERLANDS (7.2%)
ING Groep N.V. (diversified
 financial services)                                   37,900       1,668,939
V  Reed Elsevier N.V. (media)                       1,170,855      22,320,067
SNS Reaal (diversified financial services)             61,120       1,380,569
V  TNT N.V. (air freight & logistics)                 485,742      21,905,539
                                                                 ------------
                                                                   47,275,114
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SINGAPORE (1.3%)
DBS Group Holdings, Ltd.
 (commercial banks)                                   210,000    $  3,123,168
Venture Corp., Ltd. (electronic equipment &
 instruments)                                         558,000       5,726,093
                                                                 ------------
                                                                    8,849,261
                                                                 ------------
SPAIN (3.0%)
Antena 3 de Television S.A. (media)                   160,659       3,344,748
Banco Popular Espanol S.A.
 (commercial banks)                                   746,430      13,890,962
Indra Sistemas S.A. (IT Services)                      94,100       2,345,841
                                                                 ------------
                                                                   19,581,551
                                                                 ------------
SWEDEN (5.2%)
Assa Abloy AB Class B (building products)             246,900       5,445,806
Svenska Handelsbanken Class A (commercial banks)      169,400       4,743,464
V  Telefonaktiebolaget LM Ericsson Class B
 (communications equipment)                         4,045,700      16,138,539
V  Telefonaktiebolaget LM Ericsson, Sponsored ADR
 (communications equipment) (a)(b)                    205,500       8,197,395
                                                                 ------------
                                                                   34,525,204
                                                                 ------------
SWITZERLAND (11.6%)
Logitech International S.A. Registered (computers
 & peripherals) (c)                                   351,300       9,270,807
V  Nestle S.A. Registered (food products)              56,271      21,371,904
Novartis AG Registered (pharmaceuticals)              159,780       8,993,690
Novartis AG, ADR (pharmaceuticals) (a)                135,400       7,591,878
Roche Holding AG Genusscheine (pharmaceuticals)       101,866      18,070,358
Swiss Reinsurance (insurance) (b)                     120,600      10,992,104
                                                                 ------------
                                                                   76,290,741
                                                                 ------------
UNITED KINGDOM (18.5%)
BP PLC, Sponsored ADR (oil, gas & consumable
 fuels) (a)                                           244,400      17,631,016
V  Diageo PLC (beverages)                             773,029      16,057,760
V  Diageo PLC, Sponsored ADR (beverages) (a)           30,678       2,555,784
Friends Provident PLC (insurance)                     915,200       3,278,867
GlaxoSmithKline PLC, ADR (pharmaceuticals) (a)         73,300       3,838,721
Lloyds TSB Group PLC
 (commercial banks)                                 1,345,057      15,032,252
Lloyds TSB Group PLC, Sponsored ADR (commercial
 banks) (a)(b)                                         35,465       1,585,995
Provident Financial PLC
 (consumer finance)                                   390,279       5,448,331


                                                        SHARES          VALUE
UNITED KINGDOM (CONTINUED)
Rolls-Royce Group PLC
 (aerospace & defense) (c)(d)                         476,130    $  5,120,839
Royal Dutch Shell PLC Class A, ADR (oil, gas &
 consumable fuels) (a)                                 58,700       4,766,440
Scottish & Southern Energy PLC
 (electric utilities)                                 134,360       3,890,542
V  Tesco PLC (food & staples retailing)             3,716,199      31,109,385
Vodafone Group PLC, ADR (wireless
 telecommunication services) (a)                      353,024      11,872,197
                                                                 ------------
                                                                  122,188,129
                                                                 ------------
UNITED STATES (2.1%)
Aflac, Inc. (insurance)                               260,063      13,367,236
Synthes, Inc. (health care
 equipment & supplies)                                  2,840         340,853
                                                                 ------------
                                                                   13,708,089
                                                                 ------------
Total Common Stocks (Cost $502,384,835)                           617,484,670
                                                                 ------------
                                                     NUMBER OF
                                                      WARRANTS
WARRANTS (2.9%)
-----------------------------------------------------------------------------
IRELAND (2.9%)
V  Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08 (airlines) (c)(e)                   2,760,342      18,900,348
                                                                 ------------
Total Warrants
 (Cost $10,521,227)                                                18,900,348
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (14.9%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (4.8%)
UNITED STATES (4.8%)
Barton Capital LLC
 5.29%, due 7/5/07
 (capital markets) (f)                              $2,621,407      2,621,407
Clipper Receivables Corp.
 5.291%, due 7/17/07
 (capital markets) (f)                              2,097,126       2,097,126
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07
 (capital markets) (f)                              4,718,532       4,718,532
Compass Securitization
 5.292%, due 7/3/07
 (capital markets) (f)                                524,281         524,281
 5.303%, due 7/13/07
 (capital markets) (f)                              1,572,844       1,572,844

 M-220 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UNITED STATES (CONTINUED)
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07
 (capital markets) (f)                              $1,572,844   $  1,572,844
Galaxy Funding, Inc.
 5.276%, due 7/2/07
 (capital markets) (f)                              1,558,380       1,558,380
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07
 (capital markets) (f)                              1,048,563       1,048,563
Lexington Parker Capital Co.
 5.319%, due 7/3/07
 (capital markets) (f)                              2,097,126       2,097,126
Old Line Funding LLC
 5.279%, due 7/2/07
 (capital markets) (f)                              1,048,563       1,048,563
 5.286%, due 7/2/07
 (capital markets) (f)                              1,572,844       1,572,844
Rabobank USA Finance Corp.
 5.32%, due 7/2/07
 (capital markets)                                  5,720,000       5,719,153
Three Pillars Funding LLC
 5.304%, due 7/16/07
 (capital markets) (f)                              3,145,688       3,145,688
Yorktown Capital LLC
 5.295%, due 7/3/07
 (capital markets) (f)                              1,572,843       1,572,843
 5.303%, due 7/24/07
 (capital markets) (f)                              1,048,563       1,048,563
                                                                 ------------
Total Commercial Paper
 (Cost $31,918,757)                                                31,918,757
                                                                 ------------

                                                        SHARES

INVESTMENT COMPANY (0.7%)
UNITED STATES (0.7%)
BGI Institutional Money Market Fund (capital
 markets) (f)                                       4,874,131       4,874,131
                                                                 ------------
Total Investment Company
 (Cost $4,874,131)                                                  4,874,131
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

REPURCHASE AGREEMENT (0.3%)
UNITED STATES (0.3%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $2,098,084
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $2,196,047 and a Market Value
 of $2,165,227) (capital markets) (f)               $2,097,126   $  2,097,126
                                                                 ------------
Total Repurchase Agreement
 (Cost $2,097,126)                                                  2,097,126
                                                                 ------------

TIME DEPOSITS (9.0%)
UNITED STATES (9.0%)
Abbey National PLC
 5.28%, due 7/6/07
 (capital markets) (f)                              4,194,251       4,194,251
 5.29%, due 7/2/07
 (capital markets) (f)                              3,669,970       3,669,970
Bank of America Corp.
 5.29%, due 8/16/07
 (capital markets) (f)(g)                           4,194,251       4,194,251
Barclays
 5.31%, due 8/20/07
 (capital markets) (f)                              4,194,251       4,194,251
Calyon
 5.30%, due 8/13/07
 (capital markets) (f)                              4,194,251       4,194,251
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07
 (capital markets) (f)                              3,145,688       3,145,688
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07
 (capital markets) (f)                              3,145,688       3,145,688
Deutsche Bank AG
 5.28%, due 7/10/07
 (capital markets) (f)                              3,669,970       3,669,970
Fortis Bank
 5.30%, due 7/30/07
 (capital markets) (f)                              2,097,126       2,097,126
Rabobank Nederland
 5.29%, due 7/18/07
 (capital markets) (f)                              3,669,970       3,669,970
Royal Bank of Canada
 5.285%, due 8/3/07
 (capital markets) (f)                              7,864,221       7,864,221

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UNITED STATES (CONTINUED)
Societe Generale North America, Inc.
 5.32%, due 7/2/07
 (capital markets) (f)                              $7,864,221   $  7,864,221
SunTrust Banks, Inc.
 5.281%, due 7/2/07
 (capital markets) (f)                              3,145,688       3,145,688
UBS AG
 5.277%, due 7/3/07
 (capital markets) (f)                              4,194,251       4,194,251
                                                                 ------------
Total Time Deposits
 (Cost $59,243,797)                                                59,243,797
                                                                 ------------
Total Short-Term Investments
 (Cost $98,133,811)                                                98,133,811
                                                                 ------------
Total Investments
 (Cost $611,039,873) (h)                                111.3%    734,518,829(i)
Liabilities in Excess of
 Cash and Other Assets                                  (11.3)    (74,335,049)
                                                    ----------   ------------
Net Assets                                              100.0%   $660,183,780
                                                    ==========   ============
                                                     NUMBER OF
                                                     CONTRACTS
WRITTEN CALL OPTIONS (0.0%)++
-----------------------------------------------------------------------------
GERMANY (0.0%)++
Bayerische Motoren Werke AG
 Strike Price $54.00
 Expire 7/20/07 (financials)                             (246)         (1,664)
 Strike Price $54.00
 Expire 8/17/07 (financials)                             (412)        (15,613)
Hannover Rueckversicheru-Reg
 Strike Price $38.00
 Expire 8/17/07 (financials)                             (350)        (23,212)
 Strike Price $39.00
 Expire 8/17/07 (financials)                             (344)        (13,036)
 Strike Price $40.00
 Expire 7/20/07 (financials)                              (57)           (154)

                                                     NUMBER OF
                                                     CONTRACTS          VALUE
GERMANY (CONTINUED)
Tietoenator OYJ
 Strike Price $26.00
 Expire 7/20/07 (financials)                           (1,028)   $    (15,305)
 Strike Price $27.00
 Expire 9/21/07 (financials)                             (512)        (24,254)
                                                                 ------------
                                                                      (93,238)
                                                                 ------------
ITALY (0.0%)++
Snam Rete Gas S.p.A.
 Strike Price $5.00
 Expire 7/20/07 (financials)                             (216)         (1,959)
                                                                 ------------

NETHERLANDS (0.0%)++
Reed Elsevier N.V.
 Strike Price $15.00
 Expire 7/20/07 (financials)                             (873)        (11,816)
                                                                 ------------

SPAIN (0.0%)++
Banco Popular Espanol
 Strike Price $17.00
 Expire 9/21/07 (financials)                             (805)         (1,090)
                                                                 ------------

UNITED KINGDOM (0.0%)++
Lloyds TSB Group PLC
 Strike Price $640.00
 Expire 7/20/07 (financials)                             (190)           (954)
                                                                 ------------

UNITED STATES (0.0%)++
Aflac, Inc.
 Strike Price $55.00
 Expire 8/18/07 (financials)                               (5)           (150)
Reed Elsevier N.V.
 Strike Price $16.00
 Expire 8/17/07 (financials)                           (2,544)        (17,216)
                                                                 ------------
                                                                      (17,366)
                                                                 ------------
Total Written Call Options
 (Premium Received $295,207)                                     $   (126,423)
                                                                 ============

 M-222 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++    Less than one-tenth of a percent.
+++   All of the Portfolio's assets are maintained to cover
      "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)   ADR--American Depositary Receipt.
(b)   Represents a security, or a portion thereof, which is out on loan.
(c)   Non-income producing security.
(d)   Fair valued security. The total market value of the security at June 30, 2007 is $5,120,839, which reflects 0.8% of the
      Portfolio's net assets.
(e)   May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
(f)   Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)   Floating rate. Rate shown is the rate in effect at June 30,
      2007.
(h)   The cost for federal income tax purposes is $611,635,864.
(i)   At June 30, 2007 net unrealized appreciation for securities was $122,882,965, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $127,539,519 and
      aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of
      $4,656,554.
The following abbreviations are used in the above portfolio:
E--Euro

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                                           VALUE     PERCENT+
Aerospace & Defense                                 $  5,120,839          0.8%
Air Freight & Logistics                               21,905,539          3.3
Airlines                                              28,026,763          4.2
Auto Components                                        1,853,798          0.3
Automobiles                                           13,833,906          2.1
Beverages                                             29,842,352          4.5
Building Products                                      5,445,806          0.8
Capital Markets                                      100,286,196         15.2
Commercial Banks                                      65,571,873          9.9
Communications Equipment                              24,335,934          3.7
Computers & Peripherals                                9,270,807          1.4
Consumer Finance                                       5,448,331          0.8
Diversified Financial Services                         3,049,507          0.5
Diversified Telecommunication Services                 4,306,823          0.7
Electric Utilities                                    18,582,464          2.8
Electronic Equipment & Instruments                    10,727,508          1.6
Food & Staples Retailing                              40,321,320          6.1
Food Products                                         21,371,904          3.2
Gas Utilities                                         14,656,005          2.2
Health Care Equipment & Supplies                         340,853          0.1
Hotels, Restaurants & Leisure                         14,237,709          2.2
Household Durables                                       920,970          0.1
Insurance                                             57,428,231          8.7
Internet & Catalog Retail                                827,599          0.1
IT Services                                           19,391,011          2.9
Media                                                 52,164,063          7.9
Multiline Retail                                       5,713,686          0.9
Office Electronics                                    22,122,591          3.4
Oil, Gas & Consumable Fuels                           39,667,237          6.0
Pharmaceuticals                                       45,871,270          6.9
Software                                               1,721,153          0.3
Specialty Retail                                      15,633,555          2.4
Textiles, Apparel & Luxury Goods                      21,001,136          3.2
Trading Companies & Distributors                       1,647,893          0.3
Wireless Telecommunication Services                   11,872,197          1.8
                                                    ------------   ----------
                                                     734,518,829        111.3
Liabilities in Excess of
 Cash and Other Assets                               (74,335,049)       (11.3)
                                                    ------------   ----------
Net Assets                                          $660,183,780        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $611,039,873) including $87,904,400
  market value of securities loaned             $734,518,829
Cash denominated in foreign currencies
  (identified cost $30,469,766)                   30,214,689
Cash                                                   4,663
Receivables:
  Dividends and interest                           2,636,902
  Investment securities sold                         665,250
  Fund shares sold                                   539,118
  Premium on written options                         125,905
Other assets                                           6,407
Unrealized appreciation on foreign currency
  forward contracts                                  522,128
                                                -------------
    Total assets                                 769,233,891
                                                -------------
LIABILITIES:
Securities lending collateral                     92,414,658
Written options, at value
  (premiums received $295,207)                       126,423
Payables:
  Investment securities purchased                 10,169,492
  Fund shares redeemed                             1,712,325
  Adviser (See Note 3)                               324,018
  Administrator (See Note 3)                         108,005
  Shareholder communication                           99,297
  NYLIFE Distributors (See Note 3)                    57,352
  Professional fees                                   47,022
  Custodian                                           25,915
Accrued expenses                                       2,612
Unrealized depreciation on foreign currency
  forward contracts                                3,962,992
                                                -------------
    Total liabilities                            109,050,111
                                                -------------
Net assets                                      $660,183,780
                                                =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    189,633
  Service Class                                      142,425
Additional paid-in capital                       463,139,336
Accumulated undistributed net investment
  income                                          13,823,837
Accumulated undistributed net realized gain on
  investments, foreign currency transactions
  and written option transactions                 62,953,831
Net unrealized appreciation on investments and
  written option contracts                       123,647,740
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                       (3,713,022)
                                                -------------
Net assets                                      $660,183,780
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $377,987,205
                                                =============
Shares of capital stock outstanding               18,963,269
                                                =============
Net asset value per share outstanding           $      19.93
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $282,196,575
                                                =============
Shares of capital stock outstanding               14,242,524
                                                =============
Net asset value per share outstanding           $      19.81
                                                =============

 M-224 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $12,038,961
  Income from securities loaned--net                 477,812
  Interest                                           108,144
                                                 ------------
    Total income                                  12,624,917
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            1,857,007
  Administration (See Note 3)                        619,002
  Distribution and service--Service Class
    (See Note 3)                                     310,170
  Custodian                                          122,288
  Professional fees                                   52,887
  Shareholder communication                           49,912
  Directors                                           14,382
  Miscellaneous                                       15,006
                                                 ------------
    Total expenses                                 3,040,654
                                                 ------------
Net investment income                              9,584,263
                                                 ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FOREIGN
CURRENCY AND WRITTEN OPTIONS:
Net realized gain (loss) on:
  Security transactions                           24,860,789
  Written option transactions                        113,264
  Foreign currency transactions                   (2,811,497)
                                                 ------------
Net realized gain on investments, written
  option transactions and foreign currency
  transactions                                    22,162,556
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                            9,253,436
  Written option contracts                           168,784
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                             (1,655,715)
                                                 ------------
Net change in unrealized appreciation on
  investments, written option transactions and
  foreign currency transactions                    7,766,505
                                                 ------------
Net realized and unrealized gain on
  investments, written option transactions and
  foreign currency transactions                   29,929,061
                                                 ------------
Net increase in net assets resulting from
  operations                                     $39,513,324
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,330,930.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                        2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  9,584,263   $  7,285,397
 Net realized gain on
  investments, written option
  transactions and foreign
  currency transactions           22,162,556     38,866,454
 Net change in unrealized
  appreciation on investments,
  written option transactions
  and foreign currency
  transactions                     7,766,505     73,218,987
                                ---------------------------
 Net increase in net assets
  resulting from operations       39,513,324    119,370,838
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                          --       (916,099)
   Service Class                          --       (373,431)
 From net realized gain on investments:
   Initial Class                          --     (3,251,402)
   Service Class                          --     (1,996,239)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                            --     (6,537,171)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  47,822,638    108,551,689
   Service Class                  56,097,931     75,776,425
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                          --      4,167,501
   Service Class                          --      2,369,670
                                ---------------------------
                                 103,920,569    190,865,285
 Cost of shares redeemed:
   Initial Class                 (49,518,801)   (50,390,538)
   Service Class                  (6,624,480)    (5,383,962)
                                ---------------------------
                                 (56,143,281)   (55,774,500)
   Increase in net assets
    derived from capital share
    transactions                  47,777,288    135,090,785
                                ---------------------------
   Net increase in net assets     87,290,612    247,924,452

NET ASSETS:
Beginning of period              572,893,168    324,968,716
                                ---------------------------
End of period                   $660,183,780   $572,893,168
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $ 13,823,837   $  4,239,574
                                ===========================

 M-226 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-227

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  18.68       $  14.39      $  14.11      $  12.13      $   9.48      $  10.06
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.30(b)        0.29(b)       0.36(b)       0.19(b)       0.17(b)       0.11
Net realized and unrealized gain (loss) on
  investments                                    0.95           4.38          0.90          1.84          2.61         (0.63)
Net realized and unrealized gain (loss) on
  foreign currency transactions                    --          (0.16)        (0.13)         0.07          0.06          0.08
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 1.25           4.51          1.13          2.10          2.84         (0.44)
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.05)        (0.24)        (0.12)        (0.19)        (0.14)
  From net realized gain on investments            --          (0.17)        (0.61)           --            --            --
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.22)        (0.85)        (0.12)        (0.19)        (0.14)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  19.93       $  18.68      $  14.39      $  14.11      $  12.13      $   9.48
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          6.72%(d)      31.33%         7.99%(e)     17.34%        30.00%        (4.41%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                          3.16%+         1.79%         2.52%         1.53%         1.67%         1.06%
  Net expenses                                   0.88%+         0.92%         0.87%         0.99%         1.07%         1.11%
  Expenses (before reimbursement)                0.88%+         0.92%         0.91%         0.99%         1.07%         1.11%
Portfolio turnover rate                            19%            44%           54%           49%          105%          102%
Net assets at end of period (in 000's)       $377,987       $355,382      $219,867      $175,172      $ 95,754      $ 61,763

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     7.95% and 7.71% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-228 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     SERVICE CLASS
    --------------------------------------------------------------------------------
                                                                          JUNE 5,
    SIX MONTHS                                                            2003(a)
       ENDED                                                              THROUGH
     JUNE 30,                    YEAR ENDED DECEMBER 31,                DECEMBER 31,
       2007*               2006              2005          2004             2003
     $  18.59            $  14.35          $  14.08      $  12.12         $  10.40
    -----------          --------          --------      --------       ------------
         0.29(b)             0.25(b)           0.33(b)       0.15(b)          0.00(b)(c)
         0.93                4.35              0.90          1.84             1.85
           --               (0.16)            (0.13)         0.07             0.06
    -----------          --------          --------      --------       ------------
         1.22                4.44              1.10          2.06             1.91
    -----------          --------          --------      --------       ------------
           --               (0.03)            (0.22)        (0.10)           (0.19)
           --               (0.17)            (0.61)           --               --
    -----------          --------          --------      --------       ------------
           --               (0.20)            (0.83)        (0.10)           (0.19)
    -----------          --------          --------      --------       ------------
     $  19.81            $  18.59          $  14.35      $  14.08         $  12.12
    ===========          ========          ========      ========       ============
         6.58%(d)           31.00%             7.74%(e)     17.05%           18.31%(d)
         3.00%+              1.50%             2.27%         1.28%            1.42%+(f)
         1.13%+              1.17%             1.12%         1.24%            1.32%+
         1.13%+              1.17%             1.16%         1.24%            1.32%+
           19%                 44%               54%           49%             105%
     $282,197            $217,511          $105,102      $ 51,408         $  9,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 10.67%   18.79%    6.14%        5.47%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                  MAINSTAY VP LARGE CAP      RUSSELL 1000(R) GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                 S&P 500(R) INDEX
                                                  ---------------------      ----------------------         ----------------
5/1/98                                                    10000                       10000                       10000
                                                          10689                       10311                       10227
                                                          13490                       13123                       12555
                                                          21970                       16490                       13465
                                                          15746                       10525                       11468
                                                          12097                        7737                        9405
                                                          11896                        7965                        9429
                                                          12907                        9389                       11230
                                                          12543                        9547                       11941
                                                          13718                       10131                       12971
6/30/07                                                   16296                       12060                       15642

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 10.53%   18.50%    5.88%        5.20%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                  MAINSTAY VP LARGE CAP        RUSSELL 1000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                  ---------------------        -------------------            -------------
5/1/98                                                    10000                       10000                       10000
                                                          10684                       10311                       10227
                                                          13450                       13123                       12555
                                                          21836                       16490                       13465
                                                          15606                       10525                       11468
                                                          11959                        7737                        9405
                                                          11732                        7965                        9429
                                                          12697                        9389                       11230
                                                          12309                        9547                       11941
                                                          13430                       10131                       12971
6/30/07                                                   15914                       12060                       15642

                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION

Russell 1000(R) Growth Index*                             8.13%   19.04%   9.28%     2.06%
S&P 500(R) Index*                                         6.96    20.59   10.71      5.00

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.13% and 5.46% for Initial Class shares and 5.87% and 5.19% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/6/03, includes the historical performance of Initial Class shares from inception (5/1/98) through 6/5/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-230   MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. - HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,107.15            $3.71            $1,021.45             $3.56
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,105.90            $5.01            $1,020.20             $4.81
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.71% for Initial Class, 0.96% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-231

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.3
Short-Term Investments (collateral from securities lending                        12.1
  is 12.1%)
Liabilities in Excess of Cash and Other Assets                                   (11.4)

See Portfolio of Investments on page M-235 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Cisco Systems, Inc.
 2.  America Movil SAB de C.V. Series L ADR
 3.  Google, Inc., Class A
 4.  United Technologies Corp.
 5.  QUALCOMM, Inc.
 6.  Medco Health Solutions, Inc.
 7.  Southwestern Energy Co.
 8.  Danaher Corp.
 9.  Goldman Sachs Group, Inc. (The)
10.  Franklin Resources, Inc.

 M-232   MainStay Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly and
R. Bart Wear of Winslow Capital Management Inc.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Large Cap Growth Portfolio returned 10.67% for Initial Class shares and 10.53% for Service Class shares. Both share classes outperformed the 7.43% return of the average Lipper* Variable Products Large-Cap Growth Portfolio and the 8.13% return of the Russell 1000(R) Growth Index* for the six months ended June 30, 2007. The Russell 1000(R) Growth Index* is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, WHICH SECTORS OF THE PORTFOLIO PROVIDED THE STRONGEST PERFORMANCE RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX* AND WHICH SECTORS PROVIDED THE WEAKEST PERFORMANCE?

Among the Portfolio's best-performing sectors relative to the benchmark were telecommunication services, health care and financials. Individual stock selection in these sectors was a major contributor to the Portfolio's outperformance. On a relative basis, industrials, materials and energy were the Portfolio's weakest sectors.

WHICH INDIVIDUAL STOCKS WERE TOP CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE MAJOR DETRACTORS?

Latin American mobile phone giant America Movil was the top contributor to the Portfolio's absolute performance, benefiting from explosive growth in the cellular phone market South of the border. Computers & peripherals company Apple and oil, gas & consumable fuels company Southwestern Energy were also among the top contributors to the Portfolio's performance. Apple benefited from continued growth in computer and iPod sales and from earnings growth from projected sales of the company's new iPhone.

Major detractors from the Portfolio's absolute performance included oil services company Baker Hughes, semiconductor manufacturer Marvell Technology and student loan provider SLM Corp., also known as Sallie Mae.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Portfolio purchased China Mobile, a provider of wireless telecommunication services in China. The company is experiencing rapid subscriber growth, market penetration remains modest and competitors face high barriers to entry. We also purchased Medco Health Solutions for the Portfolio during the first half of 2007. The company is a leader in pharmacy benefit management, is increasing its market share in an attractive growth market and has seen strong earnings growth.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

We sold the Portfolio's position in data management solutions company Network Appliance when management adjusted its guidance as the outlook for earnings and revenues weakened. We sold the Portfolio's position in health insurance company WellPoint when the company faced reduced pricing power as medical costs continued to climb.

HOW WAS THE PORTFOLIO POSITIONED IN RELATION TO THE RUSSELL 1000(R) GROWTH
INDEX?*

During the reporting period, the Portfolio remained overweight relative to the Russell 1000(R) Growth Index in financials to take advantage of global capital flows, a relatively flat yield curve and a growing economy. The Portfolio also remained overweight in telecommunication services, seeking to benefit from continuing consumer demand for leading-edge technology, as evidenced by the initial success of Apple's iPhone.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-233

With rising gas prices and lower home values, consumer confidence sagged and the Portfolio trimmed its allocations to the consumer discretionary and consumer staples sectors, both of which were already underweight.

As of June 30, 2007, the Portfolio was substantially overweight relative to the benchmark in Southwestern Energy and Goldman Sachs. On the same date, Microsoft was the Portfolio's only underweight position. The portfolio managers were waiting for a price dip before completing the Portfolio's desired position in Microsoft.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-234   MainStay Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (99.3%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.2%)
Rockwell Collins, Inc.                                  47,500   $  3,355,400
V  United Technologies Corp.                           120,800      8,568,344
                                                                 ------------
                                                                   11,923,744
                                                                 ------------
BIOTECHNOLOGY (4.5%)
Genentech, Inc. (a)                                     82,700      6,257,082
Genzyme Corp. (a)                                       62,800      4,044,320
Gilead Sciences, Inc. (a)                               64,600      2,504,542
                                                                 ------------
                                                                   12,805,944
                                                                 ------------
CAPITAL MARKETS (7.3%)
V  Franklin Resources, Inc.                             52,100      6,901,687
V  Goldman Sachs Group, Inc. (The)                      35,800      7,759,650
Merrill Lynch & Co., Inc.                               36,800      3,075,744
T. Rowe Price Group, Inc.                               54,000      2,802,060
                                                                 ------------
                                                                   20,539,141
                                                                 ------------
CHEMICALS (1.9%)
Ecolab, Inc.                                            52,600      2,246,020
Monsanto Co.                                            45,900      3,100,086
                                                                 ------------
                                                                    5,346,106
                                                                 ------------
COMMUNICATIONS EQUIPMENT (12.8%)
Ciena Corp. (a)(b)                                      79,800      2,883,174
V  Cisco Systems, Inc. (a)                             390,600     10,878,210
Corning, Inc. (a)                                      159,600      4,077,780
F5 Networks, Inc. (a)                                   35,600      2,869,360
Nokia Oyj, Sponsored ADR (c)                           118,300      3,325,413
V  QUALCOMM, Inc.                                      196,000      8,504,440
Research In Motion, Ltd. (a)                            19,400      3,879,806
                                                                 ------------
                                                                   36,418,183
                                                                 ------------
COMPUTERS & PERIPHERALS (5.0%)
Apple, Inc. (a)                                         34,500      4,210,380
EMC Corp. (a)                                          319,300      5,779,330
Hewlett-Packard Co.                                     94,200      4,203,204
                                                                 ------------
                                                                   14,192,914
                                                                 ------------
CONSUMER FINANCE (2.0%)
American Express Co.                                    92,800      5,677,504
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (5.1%)
Chicago Mercantile Exchange Holdings, Inc. Class A
 (b)                                                     8,800      4,702,368
IntercontinentalExchange, Inc. (a)                      31,800      4,701,630
Moody's Corp.                                           38,900      2,419,580
Nymex Holdings, Inc. (b)                                20,000      2,512,600
                                                                 ------------
                                                                   14,336,178
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.6%)
Schlumberger, Ltd.                                      54,700      4,646,218
                                                                 ------------


                                                        SHARES          VALUE
FOOD & STAPLES RETAILING (3.0%)
CVS Caremark Corp.                                      92,100   $  3,357,045
Walgreen Co.                                           116,600      5,076,764
                                                                 ------------
                                                                    8,433,809
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
Alcon, Inc. (b)                                         39,800      5,369,418
Intuitive Surgical, Inc. (a)(b)                         20,100      2,789,277
                                                                 ------------
                                                                    8,158,695
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.2%)
McKesson Corp.                                          58,900      3,512,796
V  Medco Health Solutions, Inc. (a)                    109,000      8,500,910
                                                                 ------------
                                                                   12,013,706
                                                                 ------------
HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble Co. (The)                              46,900      2,869,811
                                                                 ------------

INDUSTRIAL CONGLOMERATES (1.9%)
General Electric Co.                                   140,400      5,374,512
                                                                 ------------

INTERNET SOFTWARE & SERVICES (5.5%)
Akamai Technologies, Inc. (a)(b)                        52,000      2,529,280
Equinix, Inc. (a)(b)                                    38,100      3,485,007
V  Google, Inc. Class A (a)                             18,300      9,577,854
                                                                 ------------
                                                                   15,592,141
                                                                 ------------
IT SERVICES (2.2%)
Mastercard, Inc. Class A (b)                            12,200      2,023,614
Paychex, Inc.                                          108,400      4,240,608
                                                                 ------------
                                                                    6,264,222
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (1.1%)
Thermo Fisher Scientific, Inc. (a)                      62,500      3,232,500
                                                                 ------------

MACHINERY (2.8%)
V  Danaher Corp.                                       104,700      7,904,850
                                                                 ------------

MEDIA (1.3%)
Comcast Corp. Class A (a)(b)                           131,150      3,666,954
                                                                 ------------

MULTILINE RETAIL (2.6%)
Kohl's Corp. (a)                                        39,100      2,777,273
Target Corp.                                            69,700      4,432,920
                                                                 ------------
                                                                    7,210,193
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (4.1%)
V  Southwestern Energy Co. (a)                         177,900      7,916,550
Suncor Energy, Inc. (b)                                 40,700      3,659,744
                                                                 ------------
                                                                   11,576,294
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (4.9%)
Allergan, Inc.                                          67,400   $  3,884,936
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (c)                                               105,337      4,345,151
Wyeth                                                   99,600      5,711,064
                                                                 ------------
                                                                   13,941,151
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
CB Richard Ellis Group, Inc. Class A (a)                71,600      2,613,400
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
Broadcom Corp. Class A (a)                              96,100      2,810,925
NVIDIA Corp. (a)                                        81,800      3,379,158
                                                                 ------------
                                                                    6,190,083
                                                                 ------------
SOFTWARE (3.8%)
Autodesk, Inc. (a)                                      70,300      3,309,724
Microsoft Corp.                                        199,900      5,891,053
Salesforce.com, Inc. (a)                                38,500      1,650,110
                                                                 ------------
                                                                   10,850,887
                                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Coach, Inc. (a)                                         77,800      3,686,942
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.3%)
Fastenal Co. (b)                                        86,400      3,616,704
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (7.9%)
V  America Movil SAB de C.V.,
 Series L, ADR (c)                                     166,500     10,311,345
China Mobile, Ltd., Sponsored ADR (c)                   64,300      3,465,770
MetroPCS Communications, Inc. (a)                       58,820      1,943,413
NII Holdings, Inc. (a)(b)                               83,600      6,749,864
                                                                 ------------
                                                                   22,470,392
                                                                 ------------
Total Common Stocks
 (Cost $238,106,886)                                              281,553,178
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (12.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.4%)
Barton Capital LLC
 5.29%, due 7/5/07 (d)                              $  972,401        972,401
Clipper Receivables Corp.
 5.291%, due 7/17/07 (d)                               777,921        777,921
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (d)                             1,750,322      1,750,322
Compass Securitization
 5.292%, due 7/3/07 (d)                                194,480        194,480
 5.303%, due 7/13/07 (d)                               583,441        583,441

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (d)                            $  583,441   $    583,441
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (d)                                578,075        578,075
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (d)                               388,961        388,961
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (d)                                777,921        777,921
Old Line Funding LLC
 5.279%, due 7/2/07 (d)                                388,961        388,961
 5.286%, due 7/2/07 (d)                                583,441        583,441
Three Pillars Funding LLC
 5.304%, due 7/16/07 (d)                             1,166,882      1,166,882
Yorktown Capital LLC
 5.295%, due 7/3/07 (d)                                583,441        583,441
 5.303%, due 7/24/07 (d)                               388,961        388,961
                                                                 ------------
Total Commercial Paper
 (Cost $9,718,649)                                                  9,718,649
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (d)              1,808,041      1,808,041
                                                                 ------------
Total Investment Company
 (Cost $1,808,041)                                                  1,808,041
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $778,276
 (Collateralized by various Corporate Bonds, with
 rates between 0.00%-8.40% and maturity dates
 between 8/1/07-12/15/20, with a Principal Amount
 of
 $814,616 and a Market Value of $803,183) (d)       $  777,921        777,921
                                                                 ------------
Total Repurchase Agreement
 (Cost $777,921)                                                      777,921
                                                                 ------------
TIME DEPOSITS (7.8%)
Abbey National PLC
 5.28%, due 7/6/07 (d)                               1,555,842      1,555,842
 5.29%, due 7/2/07 (d)                               1,361,362      1,361,362

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-236 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of America Corp.
 5.29%, due 8/16/07 (d)(e)                          $1,555,842   $  1,555,842
Barclays
 5.31%, due 8/20/07 (d)                              1,555,842      1,555,842
Calyon
 5.30%, due 8/13/07 (d)                              1,555,842      1,555,842
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (d)                              1,166,882      1,166,882
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (d)                              1,166,882      1,166,882
Deutsche Bank AG
 5.28%, due 7/10/07 (d)                              1,361,362      1,361,362
Fortis Bank
 5.30%, due 7/30/07 (d)                                777,921        777,921
Rabobank Nederland
 5.29%, due 7/18/07 (d)                              1,361,362      1,361,362
Royal Bank of Canada
 5.285%, due 8/3/07 (d)                              2,917,204      2,917,204
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (d)                               2,917,204      2,917,204
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (d)                              1,166,882      1,166,882
UBS AG
 5.277%, due 7/3/07 (d)                              1,555,842      1,555,842
                                                                 ------------
Total Time Deposits
 (Cost $21,976,271)                                                21,976,271
                                                                 ------------
Total Short-Term Investments
 (Cost $34,280,882)                                                34,280,882
                                                                 ------------
Total Investments
 (Cost $272,387,768) (f)                                 111.4%   315,834,060(g)
Liabilities in Excess of
 Cash and Other Assets                                   (11.4)   (32,206,567)
                                                    ----------   ------------
Net Assets                                               100.0%  $283,627,493
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(f)  The cost for federal income tax purposes is $273,041,064.
(g)  At June 30, 2007, net unrealized appreciation was
     $42,792,996 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $44,724,595 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,931,599.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $272,387,768) including $33,370,029 market
  value of securities loaned                    $315,834,060
Cash                                               7,172,932
Receivables:
  Investment securities sold                       1,534,408
  Dividends and interest                             107,245
Other assets                                           2,563
                                                -------------
    Total assets                                 324,651,208
                                                -------------

LIABILITIES:
Securities lending collateral                     34,280,882
Payables:
  Investment securities purchased                  6,509,565
  Adviser (See Note 3)                               105,041
  Administrator (See Note 3)                          45,971
  Shareholder communication                           39,076
  Professional fees                                   30,228
  NYLIFE Distributors (See Note 3)                    10,328
  Custodian                                            2,108
Accrued expenses                                         516
                                                -------------
    Total liabilities                             41,023,715
                                                -------------
Net assets                                      $283,627,493
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    169,578
  Service Class                                       37,469
Additional paid-in capital                       347,579,726
Accumulated undistributed net investment
  income                                             108,598
Accumulated net realized loss on investments
  and foreign currency transactions             (107,714,170)
Net unrealized appreciation on investments        43,446,292
                                                -------------
Net assets                                      $283,627,493
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $232,563,631
                                                =============
Shares of capital stock outstanding               16,957,838
                                                =============
Net asset value per share outstanding           $      13.71
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 51,063,862
                                                =============
Shares of capital stock outstanding                3,746,929
                                                =============
Net asset value per share outstanding           $      13.63
                                                =============

 M-238 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   832,818
  Interest                                           120,445
  Income from securities loaned--net                  53,151
                                                 ------------
    Total income                                   1,006,414
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              597,632
  Administration (See Note 3)                        249,227
  Distribution and service--Service Class
    (See Note 3)                                      55,763
  Professional fees                                   29,957
  Shareholder communication                           19,449
  Custodian                                            6,685
  Directors                                            5,615
  Miscellaneous                                        5,039
                                                 ------------
    Total expenses before waiver                     969,367
  Expense waiver from Manager (See Note 3)           (25,981)
                                                 ------------
    Net expenses                                     943,386
                                                 ------------
Net investment income                                 63,028
                                                 ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                            5,676,854
  Foreign currency transactions                          (12)
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                            5,676,842
                                                 ------------
Net change in unrealized appreciation on
  investments                                     20,142,883
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions               25,819,725
                                                 ------------
Net increase in net assets resulting from
  operations                                     $25,882,753
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $23,995.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $     63,028   $     45,654
 Net realized gain (loss) on
  investments and foreign currency
  transactions                          5,676,842     (1,230,431)
 Net change in unrealized
  appreciation on investments          20,142,883     13,315,626
                                     ---------------------------
 Net increase in net assets
  resulting from operations            25,882,753     12,130,849
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --       (249,423)
   Service Class                               --         (6,707)
                                     ---------------------------
 Total dividends to shareholders               --       (256,130)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       44,641,805    105,027,870
   Service Class                       10,276,062     17,758,996
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --        249,423
   Service Class                               --          6,707
                                     ---------------------------
                                       54,917,867    123,042,996
 Cost of shares redeemed:
   Initial Class                      (15,079,194)   (42,000,295)
   Service Class                       (3,342,325)    (3,296,586)
                                     ---------------------------
                                      (18,421,519)   (45,296,881)
   Increase in net assets derived
    from capital share transactions    36,496,348     77,746,115
                                     ---------------------------
   Net increase in net assets          62,379,101     89,620,834

NET ASSETS:
Beginning of period                   221,248,392    131,627,558
                                     ---------------------------
End of period                        $283,627,493   $221,248,392
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    108,598   $     45,570
                                     ===========================

 M-240 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-241

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  12.39       $  11.57      $  11.09      $  11.38      $   8.90      $  12.41
                                            ----------      --------      --------      --------      --------      --------
Net investment income (loss)                     0.00(b)        0.01(c)       0.02(c)       0.02          0.02(c)       0.01
Net realized and unrealized gain (loss) on
  investments                                    1.32           0.83          0.46         (0.29)         2.48         (3.51)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 1.32           0.84          0.48         (0.27)         2.50         (3.50)
                                            ----------      --------      --------      --------      --------      --------
Less dividends:
  From net investment income                       --          (0.02)        (0.00)(b)     (0.02)        (0.02)        (0.01)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  13.71       $  12.39      $  11.57      $  11.09      $  11.38      $   8.90
                                            ==========      ========      ========      ========      ========      ========
Total investment return                         10.67%(e)       7.24%         4.35%(d)     (2.32%)       28.05%       (28.21%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                   0.10%+         0.07%         0.28%         0.22%         0.17%         0.07%
  Net expenses                                   0.71%+         0.79%#        0.64%#        0.85%#        0.83%         0.81%
  Expenses (before waiver/reimbursement)         0.73%+         0.81%#        0.79%#        0.88%#        0.83%         0.81%
Portfolio turnover rate                            39%            96%          205%          117%          160%          168%
Net assets at end of period (in 000's)       $232,564       $181,657      $108,635      $130,091      $154,082      $119,529

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.20% and 3.98% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
#    Includes fees paid indirectly which amounted to 0.01%, less than 0.01% and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
+    Annualized.
*    Unaudited.

 M-242 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                SERVICE CLASS
-----------------------------------------------------------------------------
    SIX MONTHS                                                JUNE 6, 2003(a)
      ENDED                                                       THROUGH
     JUNE 30,             YEAR ENDED DECEMBER 31,              DECEMBER 31,
      2007*           2006          2005          2004             2003
     $  12.33       $  11.53      $  11.07      $  11.37         $  10.18
    ----------      --------      --------      --------      ---------------
        (0.01)         (0.02)(c)      0.00 (b)(c)     0.00 (b)       (0.00)(b)(c)
         1.31           0.82          0.46         (0.30)            1.20
    ----------      --------      --------      --------      ---------------
         1.30           0.80          0.46         (0.30)            1.20
    ----------      --------      --------      --------      ---------------
           --          (0.00)(b)        --         (0.00)(b)        (0.01)
    ----------      --------      --------      --------      ---------------
     $  13.63       $  12.33      $  11.53      $  11.07         $  11.37
    ==========      ========      ========      ========      ===============
        10.53%(e)       6.97%         4.10%(d)     (2.57%)          11.83%(e)
        (0.15%)+       (0.18%)        0.03%        (0.03%)          (0.08%)+(f)
         0.96%+         1.04%#        0.89%#        1.10%#           1.08%+
         0.98%+         1.06%#        1.04%#        1.13%#           1.08%+
           39%            96%          205%          117%             160%
     $ 51,064       $ 39,592      $ 22,993      $ 18,500         $  7,455

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS    YEAR    YEARS   INCEPTION
--------------------------------------------------------------
After Portfolio operating
  expenses                  11.99%   22.35%  16.84%   12.47%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9299                               9077
                                                                            9223                               9316
                                                                           11809                              12054
                                                                           14414                              14117
                                                                           16547                              16045
6/30/07                                                                    20246                              19387

SERVICE CLASS(1)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                 11.85%   22.05%  16.54%   12.19%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9276                               9077
                                                                            9177                               9316
                                                                           11721                              12054
                                                                           14271                              14117
                                                                           16342                              16045
6/30/07                                                                    19945                              19387

                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION

Russell Midcap(R) Index*                                  9.90%   20.83%  16.39%     11.66%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-244   MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                 ENDING ACCOUNT                           VALUE (BASED
                                                  VALUE (BASED                           ON HYPOTHETICAL
                                 BEGINNING          ON ACTUAL          EXPENSES           5% ANNUALIZED          EXPENSES
                                  ACCOUNT          RETURNS AND           PAID              RETURN AND              PAID
                                   VALUE            EXPENSES)           DURING          ACTUAL EXPENSES)          DURING
SHARE CLASS                       1/1/07             6/30/07           PERIOD(1)             6/30/07             PERIOD(1)

INITIAL CLASS                    $1,000.00          $1,120.35            $4.78              $1,020.45              $4.56
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                    $1,000.00          $1,119.10            $6.09              $1,019.20              $5.81
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.91% for Initial Class and 1.16% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-245

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.3
Short-Term Investments (collateral from securities lending                        15.7
  is 15.7%)*
Investment Companies                                                               1.4
Liabilities in Excess of Cash and Other Assets                                   (15.4)

* Includes 0.8% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-248 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  National Oilwell Varco, Inc.
 2.  Edison International
 3.  Xerox Corp.
 4.  Juniper Networks, Inc.
 5.  Freeport-McMoRan Copper & Gold, Inc. Class B
 6.  Ameriprise Financial, Inc.
 7.  Aon Corp.
 8.  United States Steel Corp.
 9.  Electronic Data Systems Corp.
10.  L-3 Communications Holdings, Inc.

 M-246   MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Mid Cap Core Portfolio returned 11.99% for Initial Class shares and 11.85% for Service Class shares. Both share classes outperformed the 10.91% return of the average Lipper* Variable Products Mid-Cap Core Portfolio and the 9.90% return of the Russell Midcap(R) Index* for the six months ended June 30, 2007. The Russell Midcap(R) Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's positive relative returns resulted largely from stock selection within the financials, utilities, energy and materials sectors.

WHICH SECTORS WERE STRONG PERFORMERS RELATIVE TO THE RUSSELL MIDCAP(R) INDEX* DURING THE REPORTING PERIOD AND WHICH SECTORS WERE WEAK?

The Portfolio's three strongest-performing sectors relative to the Russell Midcap(R) Index* were energy, utilities and financials. The Portfolio's three weakest-performing sectors relative to the benchmark index were industrials, health care and consumer discretionary.

DURING THE REPORTING PERIOD, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

During the first half of 2007, the stocks that made the strongest positive contributions to the Portfolio's absolute performance were Freeport-McMoRan Copper & Gold, United States Steel and Cummins. Freeport-McMoran Copper & Gold, a metals & mining company, benefited from its acquisition of a competitor Phelps Dodge in March 2007. United States Steel advanced during the reporting period on generally strong demand. Cummins, which makes diesel and natural-gas powered engines, benefited from deeper penetration in North America and increased exposure to Asian growth markets.

Over the same period, the stocks that made the weakest contributions to absolute performance included Lexmark International, Lennar and General Growth Properties. Printer manufacturer Lexmark International was hurt by competitive pressures from rivals such as Hewlett-Packard. Homebuilder Lennar and real estate investment trust (REIT) General Growth Properties both suffered from the slowdown in the housing market.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Among the stocks that fit the Portfolio's purchase criteria during the reporting period were KBR and Alliance Data Systems. Among the stocks the Portfolio sold because they no longer fit the Portfolio's purchase criteria were ITT Educational Services and Equitable Resources Incorporated. Both stocks were sold at a profit.

WERE THERE ANY MEANINGFUL CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio substantially increased its weighting relative to the Russell Midcap(R) Index in materials and moderately increased its relative weighting in industrials. Over the same period, the Portfolio substantially decreased its weighting in consumer staples and moderately decreased its weighting in consumer discretionary.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the Portfolio was substantially overweight in materials, which helped relative performance. On the same date, the Portfolio was moderately overweight in consumer discretionary which hurt relative returns. At the end of the reporting period, the Portfolio was substantially underweight in energy, which detracted from relative returns, and moderately underweight in consumer staples, which helped relative performance.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. These companies are generally less established, and their securities may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-247

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (98.3%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Armor Holdings, Inc. (a)                                  1,196   $    103,897
V  L-3 Communications Holdings, Inc.                     37,420      3,644,334
Precision Castparts Corp.                                   503         61,044
                                                                  ------------
                                                                     3,809,275
                                                                  ------------
AIRLINES (1.1%)
AMR Corp. (a)                                            39,469      1,040,008
Continental Airlines, Inc. Class B (a)(b)                36,131      1,223,757
Copa Holdings S.A. Class A                                2,198        147,794
UAL Corp. (a)(b)                                         42,853      1,739,403
US Airways Group, Inc. (a)                                5,540        167,696
                                                                  ------------
                                                                     4,318,658
                                                                  ------------
AUTO COMPONENTS (0.5%)
Autoliv, Inc.                                             7,484        425,615
BorgWarner, Inc.                                         11,592        997,376
TRW Automotive Holdings Corp. (a)                        11,131        409,955
                                                                  ------------
                                                                     1,832,946
                                                                  ------------
AUTOMOBILES (0.0%)++
Thor Industries, Inc. (b)                                 3,247        146,570
                                                                  ------------

BEVERAGES (0.6%)
Coca-Cola Enterprises, Inc.                              22,562        541,488
Molson Coors Brewing Co. Class B                         12,823      1,185,615
PepsiAmericas, Inc.                                      17,727        435,375
                                                                  ------------
                                                                     2,162,478
                                                                  ------------
BUILDING PRODUCTS (1.4%)
American Standard Cos., Inc.                             27,762      1,637,403
Lennox International, Inc.                               14,536        497,567
Masco Corp.                                             121,015      3,445,297
                                                                  ------------
                                                                     5,580,267
                                                                  ------------
CAPITAL MARKETS (3.8%)
A.G. Edwards, Inc.                                       29,152      2,464,802
Affiliated Managers Group, Inc. (a)(b)                    4,254        547,745
American Capital Strategies, Ltd. (b)                    27,686      1,177,209
V  Ameriprise Financial, Inc.                            59,441      3,778,664
Federated Investors, Inc. Class B                        34,434      1,319,855
Investment Technology Group, Inc. (a)                     5,624        243,688
Investors Financial Services Corp.                        5,927        365,518
Janus Capital Group, Inc. (b)                            73,260      2,039,558
Jefferies Group, Inc.                                    10,783        290,925
Legg Mason, Inc.                                          5,583        549,256
Northern Trust Corp.                                     15,176        974,906
Nuveen Investments, Inc. Class A (b)                      8,884        552,141
TD Ameritrade Holding Corp. (a)                          28,374        567,480
                                                                  ------------
                                                                    14,871,747
                                                                  ------------


                                                         SHARES          VALUE
CHEMICALS (3.2%)
Albemarle Corp.                                          30,162   $  1,162,142
Ashland, Inc.                                            21,633      1,383,430
Cabot Corp.                                              24,338      1,160,436
Celanese Corp. Class A                                   36,428      1,412,678
Chemtura Corp.                                           17,730        196,980
Huntsman Corp.                                           25,284        614,654
Lubrizol Corp. (The)                                     19,994      1,290,613
Lyondell Chemical Co.                                    63,288      2,349,251
Nalco Holding Co.                                        35,416        972,169
PPG Industries, Inc.                                     24,757      1,884,255
                                                                  ------------
                                                                    12,426,608
                                                                  ------------
COMMERCIAL BANKS (0.5%)
City National Corp.                                      12,025        914,982
UnionBanCal Corp.                                        19,713      1,176,866
                                                                  ------------
                                                                     2,091,848
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.5%)
Allied Waste Industries, Inc. (a)                        22,540        303,388
ChoicePoint, Inc. (a)                                    22,709        963,997
Covanta Holding Corp. (a)                                10,358        255,325
Dun & Bradstreet Corp. (The)                             23,305      2,399,949
Equifax, Inc.                                            23,299      1,034,942
HNI Corp.                                                 4,394        180,154
Manpower, Inc.                                           19,880      1,833,731
R.R. Donnelley & Sons Co.                                39,168      1,704,200
Republic Services, Inc.                                  12,415        380,396
Steelcase, Inc. Class A                                  30,155        557,867
                                                                  ------------
                                                                     9,613,949
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.6%)
ADC Telecommunications, Inc. (a)                         10,595        194,206
Avaya, Inc. (a)                                          41,054        691,349
Harris Corp.                                             25,824      1,408,699
V  Juniper Networks, Inc. (a)(b)                        159,421      4,012,627
                                                                  ------------
                                                                     6,306,881
                                                                  ------------
COMPUTERS & PERIPHERALS (0.7%)
Diebold, Inc.                                             6,122        319,568
Lexmark International, Inc. Class A (a)                  17,751        875,302
NCR Corp. (a)                                            13,440        706,138
Western Digital Corp. (a)(b)                             36,352        703,411
                                                                  ------------
                                                                     2,604,419
                                                                  ------------
CONSTRUCTION & ENGINEERING (0.6%)
Infrasource Services, Inc. (a)                           12,398        459,966
KBR, Inc. (a)                                            14,773        387,496

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-248 MainStay VP Mid Cap Core Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (CONTINUED)
Quanta Services, Inc. (a)(b)                             27,232   $    835,205
URS Corp. (a)                                            13,043        633,238
                                                                  ------------
                                                                     2,315,905
                                                                  ------------
CONSTRUCTION MATERIALS (1.2%)
Eagle Materials, Inc.                                    12,526        614,400
Martin Marietta Materials, Inc.                          13,228      2,143,201
Vulcan Materials Co.                                     14,940      1,711,228
                                                                  ------------
                                                                     4,468,829
                                                                  ------------
CONSUMER FINANCE (0.3%)
AmeriCredit Corp. (a)(b)                                 44,370      1,178,023
                                                                  ------------
CONTAINERS & PACKAGING (1.6%)
Crown Holdings, Inc. (a)                                 15,270        381,292
Packaging Corp. of America                               17,730        448,746
Pactiv Corp. (a)                                         50,482      1,609,871
Sonoco Products Co.                                      25,262      1,081,466
Temple-Inland, Inc.                                      41,598      2,559,525
                                                                  ------------
                                                                     6,080,900
                                                                  ------------
DIVERSIFIED CONSUMER SERVICES (0.7%)
Career Education Corp. (a)                               29,423        993,615
Laureate Education, Inc. (a)                              2,774        171,045
Service Corp. International                              98,888      1,263,789
ServiceMaster Co. (The)                                  13,690        211,647
                                                                  ------------
                                                                     2,640,096
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Nasdaq Stock Market, Inc. (The) (a)(b)                    8,611        255,833
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
CenturyTel, Inc.                                         43,499      2,133,626
Citizens Communications Co. (b)                         130,504      1,992,796
Embarq Corp.                                             52,107      3,302,021
                                                                  ------------
                                                                     7,428,443
                                                                  ------------
ELECTRIC UTILITIES (2.7%)
V  Edison International                                  73,561      4,128,243
Entergy Corp.                                            29,539      3,171,012
Reliant Energy, Inc. (a)                                116,828      3,148,515
                                                                  ------------
                                                                    10,447,770
                                                                  ------------
ELECTRICAL EQUIPMENT (0.8%)
Rockwell Automation, Inc.                                24,308      1,687,948
Thomas & Betts Corp. (a)                                 22,667      1,314,686
                                                                  ------------
                                                                     3,002,634
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Avnet, Inc. (a)                                          51,638      2,046,930
AVX Corp. (b)                                            18,778        314,344
CDW Corp. (a)                                             1,237        105,108


                                                         SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Mettler-Toledo International, Inc. (a)                   10,394   $    992,731
Tech Data Corp. (a)                                       5,057        194,492
Vishay Intertechnology, Inc. (a)                         30,511        482,684
                                                                  ------------
                                                                     4,136,289
                                                                  ------------
EQUIPMENT & SERVICES (3.9%)
Cameron International Corp. (a)                          41,434      2,961,288
Dresser-Rand Group, Inc. (a)                             18,885        745,957
ENSCO International, Inc.                                53,638      3,272,454
Global Industries, Ltd. (a)                              34,139        915,608
V  National-Oilwell Varco, Inc. (a)                      43,438      4,527,977
Patterson-UTI Energy, Inc.                               11,737        307,627
Tidewater, Inc. (b)                                      22,520      1,596,218
Todco (a)                                                16,412        774,811
                                                                  ------------
                                                                    15,101,940
                                                                  ------------
FOOD & STAPLES RETAILING (0.2%)
Safeway, Inc.                                            26,900        915,407
                                                                  ------------

FOOD PRODUCTS (0.8%)
Corn Products International, Inc.                         6,699        304,470
Dean Foods Co.                                           37,645      1,199,746
J.M. Smucker Co. (The)                                   21,999      1,400,456
Tyson Foods, Inc. Class A                                16,391        377,649
                                                                  ------------
                                                                     3,282,321
                                                                  ------------
GAS UTILITIES (1.3%)
AGL Resources, Inc.                                      15,628        632,621
Atmos Energy Corp.                                       33,528      1,007,852
Energen Corp.                                            12,113        665,488
National Fuel Gas Co.                                    13,270        574,724
ONEOK, Inc.                                              42,175      2,126,042
                                                                  ------------
                                                                     5,006,727
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Advanced Medical Optics, Inc. (a)(b)                     17,327        604,366
Biomet, Inc.                                             20,878        954,542
Dade Behring Holdings, Inc.                               7,452        395,850
Edwards Lifesciences Corp. (a)                           22,327      1,101,614
Kinetic Concepts, Inc. (a)                               17,946        932,654
                                                                  ------------
                                                                     3,989,026
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (4.6%)
AmerisourceBergen Corp.                                  64,396      3,185,670
CIGNA Corp.                                              53,951      2,817,321
Coventry Health Care, Inc. (a)                           55,775      3,215,429
Express Scripts, Inc. (a)                                 8,232        411,682
Health Net, Inc. (a)                                     22,742      1,200,778
Humana, Inc. (a)                                         53,838      3,279,273
Laboratory Corp. of America Holdings (a)(b)              10,095        790,035
Lincare Holdings, Inc. (a)                               33,682      1,342,228
Sierra Health Services, Inc. (a)                          4,983        207,193

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Triad Hospitals, Inc. (a)                                 1,988   $    106,875
WellCare Health Plans, Inc. (a)(b)                       13,574      1,228,583
                                                                  ------------
                                                                    17,785,067
                                                                  ------------
HEALTH CARE TECHNOLOGY (0.2%)
HLTH Corp. (a)                                           41,757        585,016
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (0.9%)
Brinker International, Inc.                              23,070        675,259
Harrah's Entertainment, Inc.                             15,738      1,341,822
Wendy's International, Inc.                              37,432      1,375,626
                                                                  ------------
                                                                     3,392,707
                                                                  ------------
HOUSEHOLD DURABLES (3.5%)
Black & Decker Corp.                                     25,709      2,270,362
Harman International Industries, Inc.                     2,616        305,549
Jarden Corp. (a)(b)                                      13,289        571,560
KB Home (b)                                              30,333      1,194,210
Leggett & Platt, Inc.                                    13,463        296,859
Lennar Corp. Class A                                     34,774      1,271,337
M.D.C. Holdings, Inc.                                    13,232        639,900
Mohawk Industries, Inc. (a)(b)                           20,519      2,068,110
Newell Rubbermaid, Inc.                                  62,395      1,836,285
NVR, Inc. (a)(b)                                          1,764      1,199,079
Ryland Group, Inc. (b)                                    3,146        117,566
Stanley Works (The)                                      20,721      1,257,765
Whirlpool Corp.                                           5,383        598,590
                                                                  ------------
                                                                    13,627,172
                                                                  ------------
HOUSEHOLD PRODUCTS (0.6%)
Energizer Holdings, Inc. (a)                             21,792      2,170,483
                                                                  ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
AES Corp. (The) (a)                                      81,633      1,786,130
Mirant Corp. (a)                                         69,959      2,983,751
NRG Energy, Inc. (a)                                     22,866        950,540
                                                                  ------------
                                                                     5,720,421
                                                                  ------------
INDUSTRIAL CONGLOMERATES (0.4%)
Teleflex, Inc.                                           15,226      1,245,182
Walter Industries, Inc.                                   8,376        242,569
                                                                  ------------
                                                                     1,487,751
                                                                  ------------
INSURANCE (9.3%)
Alleghany Corp. (a)(b)                                    1,885        766,252
Allied World Assurance
 Holdings, Ltd./Bermuda                                   7,645        391,806
Ambac Financial Group, Inc.                              22,260      1,940,849
American Financial Group, Inc.                           32,177      1,098,845
V  Aon Corp. (b)                                         87,327      3,721,003


                                                         SHARES          VALUE
INSURANCE (CONTINUED)
Arch Capital Group, Ltd. (a)                              9,769   $    708,643
Arthur J. Gallagher & Co. (b)                            19,678        548,623
Assurant, Inc.                                           46,025      2,711,793
Axis Capital Holdings, Ltd.                              29,792      1,211,045
CNA Financial Corp.                                       9,983        476,089
Conseco, Inc. (a)(b)                                     62,474      1,305,082
Endurance Specialty Holdings, Ltd.                        7,432        297,577
Fidelity National Financial, Inc. Class A                19,327        458,050
First American Corp.                                     15,538        769,131
Genworth Financial, Inc. Class A                         28,794        990,514
HCC Insurance Holdings, Inc.                             42,602      1,423,333
Markel Corp. (a)                                          1,305        632,351
Nationwide Financial Services, Inc. Class A              19,184      1,212,812
Old Republic International Corp.                         60,088      1,277,471
PartnerRe, Ltd.                                           7,203        558,232
Philadelphia Consolidated Holding Corp. (a)              14,029        586,412
Principal Financial Group, Inc.                          17,575      1,024,447
Protective Life Corp.                                    10,488        501,431
Reinsurance Group of America, Inc.                       11,142        671,194
RenaissanceRe Holdings, Ltd.                              9,162        567,952
SAFECO Corp.                                             19,077      1,187,734
StanCorp Financial Group, Inc.                           13,965        732,883
Torchmark Corp.                                          25,604      1,715,468
Transatlantic Holdings, Inc.                             10,244        728,656
Unitrin, Inc.                                             3,997        196,572
Unum Group                                               87,383      2,281,570
W.R. Berkley Corp.                                       53,930      1,754,882
XL Capital, Ltd. Class A                                 21,925      1,848,058
                                                                  ------------
                                                                    36,296,760
                                                                  ------------
INTERNET & CATALOG RETAIL (1.1%)
Expedia, Inc. (a)(b)                                     76,125      2,229,701
IAC/InterActiveCorp. (a)(b)                              58,186      2,013,817
                                                                  ------------
                                                                     4,243,518
                                                                  ------------
INTERNET SOFTWARE & SERVICES (0.0%)++
aQuantive, Inc. (a)                                       1,495         95,381
                                                                  ------------
IT SERVICES (4.1%)
Acxiom Corp.                                             21,045        556,640
Affiliated Computer Services, Inc. Class A (a)            1,954        110,831
Alliance Data Systems Corp. (a)                          17,991      1,390,344
Ceridian Corp. (a)                                        3,030        106,050
Computer Sciences Corp. (a)                              58,992      3,489,377
Convergys Corp. (a)                                      53,076      1,286,562
V  Electronic Data Systems Corp.                        131,582      3,648,769
Fiserv, Inc. (a)                                         14,784        839,731
Hewitt Associates, Inc. Class A (a)                      20,077        642,464

 M-250 MainStay VP Mid Cap Core Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
IT SERVICES (CONTINUED)
Mastercard, Inc. Class A (b)                             21,593   $  3,581,631
Total System Services, Inc. (b)                          14,320        422,583
                                                                  ------------
                                                                    16,074,982
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (2.2%)
Brunswick Corp.                                          18,424        601,175
Eastman Kodak Co. (b)                                   103,520      2,880,962
Hasbro, Inc.                                             60,714      1,907,027
Mattel, Inc.                                            122,953      3,109,481
                                                                  ------------
                                                                     8,498,645
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
Invitrogen Corp. (a)                                      9,480        699,150
                                                                  ------------

MACHINERY (4.7%)
AGCO Corp. (a)                                           34,674      1,505,198
Cummins, Inc. (b)                                        35,929      3,636,374
Eaton Corp.                                              29,983      2,788,419
Gardner Denver, Inc. (a)                                 15,315        651,653
ITT Corp.                                                40,264      2,749,226
Manitowoc Co., Inc. (The)                                23,523      1,890,779
Parker Hannifin Corp.                                    27,537      2,696,148
Terex Corp. (a)                                          25,616      2,082,581
Toro Co. (The)                                            6,644        391,265
                                                                  ------------
                                                                    18,391,643
                                                                  ------------
MEDIA (2.7%)
Cablevision Systems Corp. Class A (a)                     8,665        313,586
Dow Jones & Co., Inc.                                     1,259         72,330
EchoStar Communications Corp. Class A (a)                18,463        800,740
Gannett Co., Inc.                                        30,857      1,695,592
Getty Images, Inc. (a)                                   19,563        935,307
John Wiley & Sons, Inc. Class A                          17,708        855,119
Liberty Global, Inc. Class A (a)                         47,998      1,969,838
Liberty Media Holding Corp. Capital Class A (a)          16,045      1,888,176
Meredith Corp.                                           11,724        722,198
R.H. Donnelley Corp. (a)(b)                               8,529        646,328
Regal Entertainment Group Class A (b)                    14,562        319,345
Tribune Co.                                              14,692        431,945
                                                                  ------------
                                                                    10,650,504
                                                                  ------------
METALS & MINING (3.1%)
Carpenter Technology Corp.                                9,807      1,277,950
Chaparral Steel Co.                                       5,936        426,620
Cleveland-Cliffs, Inc.                                    5,202        404,039
Commercial Metals Co.                                    10,863        366,844
V  Freeport-McMoRan Copper & Gold, Inc. Class B
 (b)                                                     47,934      3,969,894
Southern Copper Corp. (b)                                 3,466        326,705


                                                         SHARES          VALUE
METALS & MINING (CONTINUED)
Steel Dynamics, Inc.                                     36,217   $  1,517,854
V  United States Steel Corp.                             34,158      3,714,682
                                                                  ------------
                                                                    12,004,588
                                                                  ------------
MULTILINE RETAIL (1.7%)
Big Lots, Inc. (a)                                       14,280        420,118
Dollar General Corp.                                     20,151        441,710
Dollar Tree Stores, Inc. (a)                             38,758      1,687,911
Family Dollar Stores, Inc.                               58,756      2,016,506
Nordstrom, Inc.                                          34,057      1,740,994
Saks, Inc.                                               12,403        264,804
                                                                  ------------
                                                                     6,572,043
                                                                  ------------
MULTI-UTILITIES (0.5%)
Energy East Corp.                                         3,337         87,062
KeySpan Corp.                                            14,845        623,193
MDU Resources Group, Inc.                                16,361        458,762
NiSource, Inc.                                           44,734        926,441
                                                                  ------------
                                                                     2,095,458
                                                                  ------------
OFFICE ELECTRONICS (1.0%)
V  Xerox Corp. (a)                                      218,044      4,029,453
                                                                  ------------

OIL, GAS & CONSUMABLE FUELS (2.1%)
Frontier Oil Corp.                                       13,960        611,029
Frontline, Ltd.                                           6,139        281,473
Holly Corp.                                               9,258        686,851
Noble Energy, Inc.                                       41,005      2,558,302
Overseas Shipholding Group, Inc.                         11,833        963,206
Tesoro Corp.                                             49,648      2,837,383
Western Refining, Inc.                                    3,457        199,815
                                                                  ------------
                                                                     8,138,059
                                                                  ------------
PERSONAL PRODUCTS (0.4%)
Alberto-Culver Co.                                       30,527        724,100
Estee Lauder Cos., Inc. (The) Class A                     9,190        418,237
NBTY, Inc. (a)                                            7,020        303,264
                                                                  ------------
                                                                     1,445,601
                                                                  ------------
PHARMACEUTICALS (1.9%)
Endo Pharmaceuticals Holdings, Inc. (a)                  50,918      1,742,923
Forest Laboratories, Inc. (a)                            54,597      2,492,353
King Pharmaceuticals, Inc. (a)                           92,719      1,897,031
Watson Pharmaceuticals, Inc. (a)                         41,619      1,353,866
                                                                  ------------
                                                                     7,486,173
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (2.1%)
Apartment Investment & Management Co.
 Class A (b)                                             17,624        888,603
Archstone-Smith Trust                                     4,716        278,763
CBL & Associates Properties, Inc. (b)                    16,435        592,482
Colonial Properties Trust                                 5,878        214,253
General Growth Properties, Inc. (b)                      27,281      1,444,529

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Host Hotels & Resorts, Inc. (b)                          32,136   $    742,984
HRPT Properties Trust                                    42,949        446,670
Liberty Property Trust (b)                                8,042        353,285
Macerich Co. (The)                                          811         66,843
Plum Creek Timber Co., Inc.                              51,442      2,143,074
SL Green Realty Corp.                                       343         42,494
Taubman Centers, Inc.                                    20,265      1,005,347
                                                                  ------------
                                                                     8,219,327
                                                                  ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
CB Richard Ellis Group, Inc. Class A (a)                 36,608      1,336,192
Jones Lang LaSalle, Inc.                                  6,478        735,253
                                                                  ------------
                                                                     2,071,445
                                                                  ------------
ROAD & RAIL (1.0%)
Avis Budget Group, Inc. (a)                              12,917        367,230
Con-way, Inc.                                            13,655        686,027
Hertz Global Holdings, Inc. (a)                          33,554        891,530
Laidlaw International, Inc.                               5,947        205,469
Landstar System, Inc.                                    21,849      1,054,214
YRC Worldwide, Inc. (a)(b)                               21,940        807,392
                                                                  ------------
                                                                     4,011,862
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Intersil Corp. Class A (b)                               25,679        807,861
Lam Research Corp. (a)                                   28,828      1,481,759
National Semiconductor Corp. (b)                        112,290      3,174,438
Novellus Systems, Inc. (a)(b)                            52,812      1,498,276
Teradyne, Inc. (a)(b)                                   105,414      1,853,178
Xilinx, Inc.                                             29,910        800,691
                                                                  ------------
                                                                     9,616,203
                                                                  ------------
SOFTWARE (3.7%)
Autodesk, Inc. (a)                                       19,326        909,868
BMC Software, Inc. (a)                                   79,708      2,415,152
CA, Inc.                                                129,221      3,337,778
Cadence Design Systems, Inc. (a)                         94,406      2,073,156
Compuware Corp. (a)                                     120,945      1,434,408
Fair Isaac Corp.                                         14,736        591,208
Intuit, Inc. (a)                                         25,153        756,602
McAfee, Inc. (a)                                         14,518        511,034
Novell, Inc. (a)                                        130,338      1,015,333
Synopsys, Inc. (a)                                       55,023      1,454,258
                                                                  ------------
                                                                    14,498,797
                                                                  ------------
SPECIALTY RETAIL (4.0%)
American Eagle Outfitters, Inc.                          43,690      1,121,085
AutoZone, Inc. (a)                                       18,775      2,565,041
Barnes & Noble, Inc.                                     15,649        602,017
Circuit City Stores, Inc. (b)                            16,020        241,582
GameStop Corp. Class A (a)                               41,519      1,623,393
OfficeMax, Inc.                                          12,858        505,319


                                                         SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
RadioShack Corp. (b)                                     51,708   $  1,713,603
Ross Stores, Inc.                                        26,016        801,293
Sherwin-Williams Co. (The)                               41,455      2,755,514
TJX Cos., Inc.                                          129,113      3,550,608
                                                                  ------------
                                                                    15,479,455
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Jones Apparel Group, Inc.                                20,405        576,441
Polo Ralph Lauren Corp.                                  23,335      2,289,397
                                                                  ------------
                                                                     2,865,838
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.6%)
New York Community Bancorp, Inc. (b)                     22,647        385,452
Radian Group, Inc.                                       30,143      1,627,722
Synergy Financial Group, Inc.                            22,653        302,191
                                                                  ------------
                                                                     2,315,365
                                                                  ------------
TOBACCO (0.5%)
Loews Corp.- Carolina Group                              18,107      1,399,128
UST, Inc.                                                11,520        618,739
                                                                  ------------
                                                                     2,017,867
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
United Rentals, Inc. (a)                                  4,782        155,606
W.W. Grainger, Inc.                                       6,463        601,382
                                                                  ------------
                                                                       756,988
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Telephone and Data Systems, Inc.                         40,815      2,553,856
                                                                  ------------
Total Common Stocks
 (Cost $326,073,962)                                               381,913,367
                                                                  ------------
INVESTMENT COMPANIES (1.4%)
------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (b)(c)                18,215      2,737,715
S&P MidCap 400 Index--MidCap SPDR Trust Series 1
 (b)(c)                                                  16,841      2,741,883
                                                                  ------------
Total Investment Companies
 (Cost $5,344,156)                                                   5,479,598
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (15.7%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.5%)
Barton Capital LLC
 5.29%, due 7/5/07 (d)                              $ 1,736,328      1,736,328
Clipper Receivables Corp.
 5.291%, due 7/17/07 (d)                              1,389,062      1,389,062
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (d)                              3,125,390      3,125,390

 M-252 MainStay VP Mid Cap Core Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Compass Securitization
 5.292%, due 7/3/07 (d)                             $   347,266   $    347,266
 5.303%, due 7/13/07 (d)                              1,041,797      1,041,797
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (d)                              1,041,797      1,041,797
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (d)                               1,032,216      1,032,216
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (d)                                694,531        694,531
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (d)                               1,389,062      1,389,062
Old Line Funding LLC
 5.279%, due 7/2/07 (d)                                 694,531        694,531
 5.286%, due 7/2/07 (d)                               1,041,797      1,041,797
Three Pillars Funding LLC
 5.304%, due 7/16/07 (d)                              2,083,593      2,083,593
Yorktown Capital LLC
 5.295%, due 7/3/07 (d)                               1,041,797      1,041,797
 5.303%, due 7/24/07 (d)                                694,531        694,531
                                                                  ------------
Total Commercial Paper
 (Cost $17,353,698)                                                 17,353,698
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.8%)
BGI Institutional Money Market Fund (d)               3,228,453      3,228,453
                                                                  ------------
Total Investment Company
 (Cost $3,228,453)                                                   3,228,453
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,389,697
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $1,454,584 and a Market Value
 of $1,434,170) (d)                                 $ 1,389,062      1,389,062
                                                                  ------------
Total Repurchase Agreement
 (Cost $1,389,062)                                                   1,389,062
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (10.1%)
Abbey National PLC
 5.28%, due 7/6/07 (d)                              $ 2,778,124   $  2,778,124
 5.29%, due 7/2/07 (d)                                2,430,859      2,430,859
Bank of America Corp.
 5.29%, due 8/16/07 (d)(e)                            2,778,124      2,778,124
Barclays
 5.31%, due 8/20/07 (d)                               2,778,124      2,778,124
Calyon
 5.30%, due 8/13/07 (d)                               2,778,124      2,778,124
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (d)                               2,083,593      2,083,593
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (d)                               2,083,593      2,083,593
Deutsche Bank AG
 5.28%, due 7/10/07 (d)                               2,430,859      2,430,859
Fortis Bank
 5.30%, due 7/30/07 (d)                               1,389,062      1,389,062
Rabobank Nederland
 5.29%, due 7/18/07 (d)                               2,430,859      2,430,859
Royal Bank of Canada
 5.285%, due 8/3/07 (d)                               5,208,983      5,208,983
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (d)                                5,208,983      5,208,983
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (d)                               2,083,594      2,083,594
UBS AG
 5.277%, due 7/3/07 (d)                               2,778,124      2,778,124
                                                                  ------------
Total Time Deposits
 (Cost $39,241,005)                                                 39,241,005
                                                                  ------------
Total Short-Term Investments
 (Cost $61,212,218)                                                 61,212,218
                                                                  ------------
Total Investments
 (Cost $392,630,336) (f)                                  115.4%   448,605,183(g)
Liabilities in Excess of Cash and Other Assets            (15.4)   (59,875,042)
                                                    -----------   ------------
Net Assets                                                100.0%  $388,730,141
                                                    ===========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June 30, 2007.
(f)  The cost for federal income tax purposes is $393,282,062.
(g)  At June 30, 2007 net unrealized appreciation was $55,323,121, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $59,501,199 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,178,078.

 M-254 MainStay VP Mid Cap Core Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $392,630,336) including $59,454,796
  market value of securities loaned             $448,605,183
Cash                                               1,546,420
Receivables:
  Investment securities sold                      52,482,251
  Dividends and interest                             334,368
  Fund shares sold                                   304,554
Other assets                                           3,492
                                                -------------
    Total assets                                 503,276,268
                                                -------------

LIABILITIES:
Securities lending collateral                     61,212,218
Payables:
  Investment securities purchased                 52,904,520
  Manager (See Note 3)                               271,356
  Shareholder communication                           60,976
  Professional fees                                   36,156
  NYLIFE Distributors (See Note 3)                    33,962
  Fund shares redeemed                                13,994
  Custodian                                           12,407
Accrued expenses                                         538
                                                -------------
    Total liabilities                            114,546,127
                                                -------------
Net assets                                      $388,730,141
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    126,197
  Service Class                                       95,869
Additional paid-in capital                       272,055,074
Accumulated net investment income                  1,502,659
Accumulated undistributed net realized gain on
  investments                                     58,975,495
Net unrealized appreciation on investments        55,974,847
                                                -------------
Net assets                                      $388,730,141
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $221,567,503
                                                =============
Shares of capital stock outstanding               12,619,716
                                                =============
Net asset value per share outstanding           $      17.56
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $167,162,638
                                                =============
Shares of capital stock outstanding                9,586,883
                                                =============
Net asset value per share outstanding           $      17.44
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 2,015,071
  Income from securities loaned--net                  36,604
  Interest                                            35,665
                                                 ------------
    Total income                                   2,087,340
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,515,238
  Distribution and service--Service Class
    (See Note 3)                                     185,050
  Professional fees                                   32,553
  Shareholder communication                           29,488
  Custodian                                           25,186
  Directors                                            8,413
  Miscellaneous                                        7,071
                                                 ------------
    Total expenses                                 1,802,999
                                                 ------------
Net investment income                                284,341
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  23,518,692
Net change in unrealized appreciation on
  investments                                     15,996,226
                                                 ------------
Net realized and unrealized gain on investments   39,514,918
                                                 ------------
Net increase in net assets resulting from
  operations                                     $39,799,259
                                                 ============

 M-256 MainStay VP Mid Cap Core Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    284,341   $  1,217,201
 Net realized gain on investments      23,518,692     35,766,638
 Net change in unrealized
  appreciation on investments          15,996,226      3,681,577
                                     ---------------------------
 Net increase in net assets
  resulting from operations            39,799,259     40,665,416
                                     ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Initial Class                               --     (1,206,053)
   Service Class                               --       (802,200)
                                     ---------------------------
 Total distributions to
  shareholders                                 --     (2,008,253)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       16,019,745     53,836,182
   Service Class                       25,047,464     36,328,517
 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
   Initial Class                               --      1,206,053
   Service Class                               --        802,200
                                     ---------------------------
                                       41,067,209     92,172,952
 Cost of shares redeemed:
   Initial Class                      (17,284,614)   (39,671,998)
   Service Class                       (6,447,693)    (9,315,501)
                                     ---------------------------
                                      (23,732,307)   (48,987,499)
    Increase in net assets derived
     from capital share
     transactions                      17,334,902     43,185,453
                                     ---------------------------
    Net increase in net assets         57,134,161     81,842,616

NET ASSETS:
Beginning of period                   331,595,980    249,753,364
                                     ---------------------------
End of period                        $388,730,141   $331,595,980
                                     ===========================
Accumulated net investment income
 at end of period                    $  1,502,659   $  1,218,318
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                INITIAL CLASS
                                ------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                          YEAR ENDED DECEMBER 31,
                                  2007*           2006          2005          2004         2003         2002
Net asset value at beginning
  of period                      $  15.68       $  13.72      $  13.12      $  11.01      $  8.16      $  9.40
                                ----------      --------      --------      --------      -------      -------
Net investment income                0.02           0.07          0.07          0.06         0.05 (b)     0.02
Net realized and unrealized
  gain (loss) on investments         1.86           1.99          2.02          2.39         2.84        (1.24)
                                ----------      --------      --------      --------      -------      -------
Total from investment
  operations                         1.88           2.06          2.09          2.45         2.89        (1.22)
                                ----------      --------      --------      --------      -------      -------
Less dividends and
  distributions:
  From net investment income           --             --         (0.08)        (0.06)       (0.04)       (0.02)
  From net realized gain on
    investments                        --          (0.10)        (1.41)        (0.28)          --           --
                                ----------      --------      --------      --------      -------      -------
Total dividends and
  distributions                        --          (0.10)        (1.49)        (0.34)       (0.04)       (0.02)
                                ----------      --------      --------      --------      -------      -------
Net asset value at end of
  period                         $  17.56       $  15.68      $  13.72      $  13.12      $ 11.01      $  8.16
                                ==========      ========      ========      ========      =======      =======
Total investment return             11.99%(d)      14.96%        15.86%        22.27%       35.43%      (12.92%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              0.26%+         0.51%         0.54%         0.70%        0.55%        0.39%
  Net expenses                       0.91%+         0.93%         0.94%         0.98%        0.98%        0.98%
  Expenses (before
    waiver/reimbursement)            0.91%+         0.93%         0.94%         1.04%        1.18%        1.34%
Portfolio turnover rate                76%           166%          159%          185%         202%         217%
Net assets at end of period
  (in 000's)                     $221,568       $199,356      $159,762      $128,178      $55,351      $27,936

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service of 0.25%.
+    Annualized.
*    Unaudited.

 M-258 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             SERVICE CLASS
------------------------------------------------------------------------
                                                              JUNE 5,
    SIX MONTHS                                                2003(a)
      ENDED                                                   THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2007*           2006         2005         2004            2003
     $  15.59       $  13.68      $ 13.10      $ 11.00         $ 9.28
    ----------      --------      -------      -------      ------------
         0.00(c)        0.04         0.04         0.04           0.03(b)
         1.85           1.97         2.00         2.38           1.72
    ----------      --------      -------      -------      ------------
         1.85           2.01         2.04         2.42           1.75
    ----------      --------      -------      -------      ------------
           --             --        (0.05)       (0.04)         (0.03)
           --          (0.10)       (1.41)       (0.28)            --
    ----------      --------      -------      -------      ------------
           --          (0.10)       (1.46)       (0.32)         (0.03)
    ----------      --------      -------      -------      ------------
     $  17.44       $  15.59      $ 13.68      $ 13.10         $11.00
    ==========      ========      =======      =======      ============
        11.85%(d)      14.67%       15.57%       21.96%         18.89%(d)
         0.02%+         0.26%        0.37%        0.45%          0.30%+(e)
         1.16%+         1.18%        1.19%        1.23%          1.23%+
         1.16%+         1.18%        1.19%        1.29%          1.43%+
           76%           166%         159%         185%           202%
     $167,163       $132,240      $89,991      $42,662         $8,930

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 16.15%   18.84%   15.06%       9.50%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                          MAINSTAY VP MID
                                             CAP GROWTH           RUSSELL MIDCAP      RUSSELL 2500 GROWTH       S&P MIDCAP 400
                                             PORTFOLIO             GROWTH INDEX              INDEX                  INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                8550                   7366                   7429                   9528
                                                7877                   7908                   7734                   9460
                                                9944                  10069                  10063                  12108
                                               12285                  11163                  10814                  13806
                                               14511                  12618                  12395                  15599
6/30/07                                        17245                  15108                  14753                  18485

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 16.01%   18.54%   14.78%       9.23%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                          MAINSTAY VP MID
                                             CAP GROWTH           RUSSELL MIDCAP      RUSSELL 2500 GROWTH       S&P MIDCAP 400
                                             PORTFOLIO             GROWTH INDEX              INDEX                  INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                8529                   7366                   7429                   9528
                                                7838                   7908                   7734                   9460
                                                9870                  10069                  10063                  12108
                                               12164                  11163                  10814                  13806
                                               14331                  12618                  12395                  15599
6/30/07                                        16989                  15108                  14753                  18485

                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION

Russell Midcap(R) Growth Index*                          10.97%   19.73%  15.45%      7.12%
Russell 2500(R) Growth Index*                            11.30    19.03   14.71       6.70
S&P MidCap 400(R) Index*                                 11.98    18.51   14.17      10.78

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 15.06% and 9.50% for Initial Class shares and 14.77% and 9.23% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-260   MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                           VALUE (BASED
                                                   ENDING ACCOUNT                         ON HYPOTHETICAL
                                                    VALUE (BASED                           5% ANNUALIZED
                                   BEGINNING          ON ACTUAL          EXPENSES           RETURN AND           EXPENSES
                                    ACCOUNT          RETURNS AND           PAID               ACTUAL               PAID
                                     VALUE            EXPENSES)           DURING             EXPENSES)            DURING
SHARE CLASS                         1/1/07            6/30/2007          PERIOD(1)           6/30/2007           PERIOD(1)

INITIAL CLASS                      $1,000.00          $1,162.10            $4.29             $1,021.00             $4.01
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                      $1,000.00          $1,160.85            $5.63             $1,019.75             $5.26
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-261

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     92.3
Short-Term Investments (collateral from securities lending                        24.1*
  is 19.0%)
Investment Company                                                                 1.9
Liabilities in Excess of Cash and Other Assets                                   (18.3)

* Includes 1.0% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-265 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesoro Corp.
 2.  Allegheny Technologies, Inc.
 3.  National Oilwell Varco, Inc.
 4.  Affiliated Managers Group, Inc.
 5.  Terex Corp.
 6.  Alliant Techsystems, Inc.
 7.  Precision Castparts Corp.
 8.  Coach, Inc.
 9.  FactSet Research Systems, Inc.
10.  Coventry Health Care, Inc.

 M-262   MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP MID CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Mid Cap Growth Portfolio returned 16.15% for Initial Class shares and 16.01% for Service Class shares. Both share classes outperformed the 12.52% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio and the 10.97% return of the Russell Midcap(R) Growth Index* for the six months ended June 30, 2007. The Russell Midcap(R) Growth Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's strong performance resulted from stock selection and allocation in energy and materials as well as stock selection in industrials and information technology.

WHICH SECTORS OF THE PORTFOLIO WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

During the first half of 2007, the Portfolio's three strongest sectors on an absolute basis were energy, information technology and industrials. Over the same period, the Portfolio's weakest-performing sectors were consumer discretionary, financials and telecommunication services.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH WERE THE BIGGEST DETRACTORS?

The Portfolio's strongest contributor to absolute performance was independent oil and gas refiner and marketer Tesoro, followed by energy equipment & services provider National Oilwell Varco and health care equipment & supplies company Cytyc Corporation.

The biggest detractor from the Portfolio's performance during the reporting period was specialty retailer American Eagle Outfitters, followed by biotechnology provider Mannkind and networking solutions company QLogic.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the first half of 2007, the Portfolio established a position in General Cable, a leading producer of copper, aluminum and fiber optic wire and cable products. The purchase sought to take advantage of the ongoing infrastructure upgrade of the utility grid and continuing strength in nonresidential construction. The Portfolio also purchased shares of SBA Communications, seeking to benefit from wireless carriers' need to expand their geographic coverage. SBA communications operates wireless communication towers in the United States, Puerto Rico and the Virgin Islands.

During the reporting period, we sold the Portfolio's position in Capital One when it announced a merger with North Fork Bank. Capital One had just acquired Hibernia and was dealing with integration issues. At the same time, the company faced problems with its U.K. credit card subsidiary. We sold the Portfolio's position in Quest Diagnostics, a leading provider of diagnostic lab services, when the company lost a major client to a competitor, which affected 2007 earnings. With no catalysts to replace the loss, we felt the sale was prudent.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

Sector weights in the Portfolio result from our bottom-up stock-selection process, which focuses on the fundamental merits and prices of individual securities. During the reporting period, this process resulted in the Portfolio's moving from an overweight to an underweight position relative to the Russell Midcap(R) Growth Index* in information technology. The Portfolio moved from an underweight to an overweight position in telecommunication services. Although the Portfolio was already underweight in financials, we further reduced the Portfolio's allocation to this sector.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. These companies are generally less established, and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-263

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the Portfolio was significantly overweight relative to the Russell Midcap(R) Growth Index* in health care and industrials. The overweight in industrials contributed significantly to performance, and the health care position also made a positive contribution.

As of the same date, the Portfolio was significantly underweight in consumer staples and modestly underweight in information technology. Both of these underweight positions had a positive effect on the Portfolio's performance.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-264   MainStay VP Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (92.3%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.8%)
V  Alliant Techsystems, Inc. (a)(b)                     85,800   $  8,507,070
L-3 Communications Holdings, Inc.                       61,600      5,999,224
V  Precision Castparts Corp.                            65,700      7,973,352
                                                                 ------------
                                                                   22,479,646
                                                                 ------------
BIOTECHNOLOGY (1.2%)
Cephalon, Inc. (a)(b)                                   58,300      4,686,737
                                                                 ------------
BUILDING PRODUCTS (1.0%)
Lennox International, Inc.                             109,700      3,755,031
                                                                 ------------
CAPITAL MARKETS (2.5%)
V  Affiliated Managers Group, Inc. (a)(b)               75,550      9,727,818
                                                                 ------------
CHEMICALS (1.3%)
Scotts Miracle-Gro Co. (The) Class A (b)               115,800      4,972,452
                                                                 ------------
COMPUTERS & PERIPHERALS (0.8%)
QLogic Corp. (a)                                       186,800      3,110,220
                                                                 ------------
CONSTRUCTION & ENGINEERING (2.4%)
Fluor Corp.                                             68,400      7,617,708
Quanta Services, Inc. (a)                               54,400      1,668,448
                                                                 ------------
                                                                    9,286,156
                                                                 ------------
CONSUMER FINANCE (0.7%)
AmeriCredit Corp. (a)(b)                                99,700      2,647,035
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
IntercontinentalExchange, Inc. (a)                      32,700      4,834,695
                                                                 ------------
ELECTRICAL EQUIPMENT (2.7%)
General Cable Corp. (a)                                 52,400      3,969,300
Roper Industries, Inc. (b)                             110,900      6,332,390
                                                                 ------------
                                                                   10,301,690
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.5%)
Amphenol Corp. Class A                                 188,600      6,723,590
Avnet, Inc. (a)(b)                                     116,700      4,625,988
CDW Corp. (a)                                           24,600      2,090,262
                                                                 ------------
                                                                   13,439,840
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (6.2%)
Atwood Oceanics, Inc. (a)(b)                           111,000      7,616,820
ENSCO International, Inc.                               99,400      6,064,394
V  National Oilwell Varco, Inc. (a)                     97,000     10,111,280
                                                                 ------------
                                                                   23,792,494
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Cytyc Corp. (a)                                        157,100      6,772,581


                                                        SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Hologic, Inc. (a)                                       52,400   $  2,898,244
Respironics, Inc. (a)                                  104,300      4,442,137
                                                                 ------------
                                                                   14,112,962
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (6.4%)
V  Coventry Health Care, Inc. (a)(b)                   132,650      7,647,272
DaVita, Inc. (a)                                        48,600      2,618,568
Health Net, Inc. (a)                                    73,400      3,875,520
Henry Schein, Inc. (a)                                 110,700      5,914,701
Sierra Health Services, Inc. (a)                       112,800      4,690,224
                                                                 ------------
                                                                   24,746,285
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.2%)
Boyd Gaming Corp.                                       35,000      1,721,650
Las Vegas Sands Corp. (a)                               67,600      5,163,964
Penn National Gaming, Inc. (a)                          94,300      5,666,487
                                                                 ------------
                                                                   12,552,101
                                                                 ------------
HOUSEHOLD DURABLES (2.2%)
Garmin, Ltd. (b)                                        48,100      3,557,957
Harman International Industries, Inc.                   43,100      5,034,080
                                                                 ------------
                                                                    8,592,037
                                                                 ------------
INSURANCE (0.7%)
W.R. Berkley Corp.                                      80,400      2,616,216
                                                                 ------------
INTERNET SOFTWARE & SERVICES (3.4%)
Akamai Technologies, Inc. (a)(b)                       112,900      5,491,456
Equinix, Inc. (a)(b)                                    42,900      3,924,063
j2 Global Communications, Inc. (a)                     104,400      3,643,560
                                                                 ------------
                                                                   13,059,079
                                                                 ------------
IT SERVICES (1.5%)
Alliance Data Systems Corp. (a)                         73,900      5,710,992
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (4.4%)
Millipore Corp. (a)(b)                                  41,000      3,078,690
Pharmaceutical Product
 Development, Inc. (b)                                 173,100      6,624,537
Thermo Fisher Scientific, Inc. (a)                     138,900      7,183,908
                                                                 ------------
                                                                   16,887,135
                                                                 ------------
MACHINERY (5.7%)
Joy Global, Inc.                                       100,100      5,838,833
Oshkosh Truck Corp.                                    105,300      6,625,476

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MACHINERY (CONTINUED)
V  Terex Corp. (a)                                     116,700   $  9,487,710
                                                                 ------------
                                                                   21,952,019
                                                                 ------------
MEDIA (1.6%)
Cablevision Systems Corp. Class A (a)                  170,800      6,181,252
                                                                 ------------
METALS & MINING (4.9%)
V  Allegheny Technologies, Inc.                        101,500     10,645,320
Commercial Metals Co.                                  196,600      6,639,182
Steel Dynamics, Inc.                                    40,500      1,697,355
                                                                 ------------
                                                                   18,981,857
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (5.8%)
Holly Corp.                                             52,000      3,857,880
Newfield Exploration Co. (a)                           121,800      5,547,990
Peabody Energy Corp.                                    42,200      2,041,636
V  Tesoro Corp.                                        190,600     10,892,790
                                                                 ------------
                                                                   22,340,296
                                                                 ------------
PHARMACEUTICALS (1.1%)
Endo Pharmaceuticals Holdings, Inc. (a)                119,900      4,104,177
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (1.4%)
CapitalSource, Inc. (b)                                152,400      3,747,516
FelCor Lodging Trust, Inc.                              70,200      1,827,306
                                                                 ------------
                                                                    5,574,822
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
MEMC Electronic Materials, Inc. (a)                    101,100      6,179,232
Varian Semiconductor Equipment Associates, Inc.
 (a)                                                    47,800      1,914,868
                                                                 ------------
                                                                    8,094,100
                                                                 ------------
SOFTWARE (5.0%)
Amdocs, Ltd. (a)                                       100,200      3,989,964
Autodesk, Inc. (a)                                     122,700      5,776,716
V  FactSet Research Systems, Inc.                      112,400      7,682,540
TIBCO Software, Inc. (a)                               204,300      1,848,915
                                                                 ------------
                                                                   19,298,135
                                                                 ------------
SPECIALTY RETAIL (2.2%)
American Eagle Outfitters, Inc.                        194,350      4,987,021
Dick's Sporting Goods, Inc. (a)(b)                      59,400      3,455,298
                                                                 ------------
                                                                    8,442,319
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.7%)
V  Coach, Inc. (a)                                     168,000      7,961,520
Phillips-Van Heusen Corp.                              106,800      6,468,876
                                                                 ------------
                                                                   14,430,396
                                                                 ------------


                                                        SHARES          VALUE
TRADING COMPANIES & DISTRIBUTORS (1.1%)
WESCO International, Inc. (a)                           70,600   $  4,267,770
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (2.9%)
Leap Wireless International, Inc. (a)                   35,100      2,965,950
NII Holdings, Inc. (a)                                  47,400      3,827,076
SBA Communications Corp. Class A (a)(b)                132,200      4,440,598
                                                                 ------------
                                                                   11,233,624
                                                                 ------------
Total Common Stocks
 (Cost $234,971,005)                                              356,211,388
                                                                 ------------

INVESTMENT COMPANY (1.9%)
-----------------------------------------------------------------------------
iShares Russell Midcap Growth
 Index Fund (b)(c)                                      66,200      7,540,842
                                                                 ------------
Total Investment Company
 (Cost $7,115,532)                                                  7,540,842
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
ax
SHORT-TERM INVESTMENTS (24.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (10.5%)
American General Finance Corp.
 5.275%, due 7/3/07                                 $4,000,000      3,998,827
Barton Capital LLC
 5.29%, due 7/5/07 (d)                               2,080,904      2,080,904
Clipper Receivables Corp.
 5.291%, due 7/17/07 (d)                             1,664,723      1,664,723
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (d)                             3,745,627      3,745,627
Compass Securitization
 5.292%, due 7/3/07 (d)                                416,181        416,181
 5.303%, due 7/13/07 (d)                             1,248,542      1,248,542
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (d)                             1,248,542      1,248,542
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (d)                              1,237,060      1,237,060
ING U.S. Funding LLC
 5.26%, due 7/2/07                                   3,000,000      2,999,561
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (d)                               832,362        832,362
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (d)                              1,664,723      1,664,723
Nationwide Building Society
 5.31%, due 7/9/07 (e)                               3,000,000      2,996,461
Old Line Funding LLC
 5.279%, due 7/2/07 (d)                                832,362        832,362
 5.286%, due 7/2/07 (d)                              1,248,542      1,248,542
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                   5,500,000      5,499,188

 M-266 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Three Pillars Funding LLC
 5.304%, due 7/16/07 (d)                            $2,497,085   $  2,497,085
Toyota Motor Credit Corp.
 5.245%, due 7/5/07                                  4,135,000      4,132,590
Yorktown Capital LLC
 5.295%, due 7/3/07 (d)                              1,248,542      1,248,542
 5.303%, due 7/24/07 (d)                               832,362        832,362
                                                                 ------------
Total Commercial Paper
 (Cost $40,424,184)                                                40,424,184
                                                                 ------------

                                                        SHARES

INVESTMENT COMPANY (1.0%)
BGI Institutional Money Market Fund (d)              3,869,143      3,869,143
                                                                 ------------
Total Investment Company
 (Cost $3,869,143)                                                  3,869,143
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,665,483 (Collateralized
 by various Corporate Bonds,
 with rates between 0.00%-8.40% and maturity dates
 between 8/1/07-12/15/20, with a Principal Amount
 of
 $1,743,248 and a Market Value
 of $1,718,783) (d)                                 $1,664,723      1,664,723
                                                                 ------------
Total Repurchase Agreement
 (Cost $1,664,723)                                                  1,664,723
                                                                 ------------
TIME DEPOSITS (12.2%)
Abbey National PLC
 5.28%, due 7/6/07 (d)                               3,329,446      3,329,446
 5.29%, due 7/2/07 (d)                               2,913,265      2,913,265
Bank of America Corp.
 5.29%, due 8/16/07 (d)(f)                           3,329,446      3,329,446
Barclays
 5.31%, due 8/20/07 (d)                              3,329,446      3,329,446
Calyon
 5.30%, due 8/13/07 (d)                              3,329,446      3,329,446
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (d)                              2,497,085      2,497,085

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (d)                             $2,497,085   $  2,497,085
Deutsche Bank AG
 5.28%, due 7/10/07 (d)                              2,913,265      2,913,265
Fortis Bank
 5.30%, due 7/30/07 (d)                              1,664,723      1,664,723
Rabobank Nederland
 5.29%, due 7/18/07 (d)                              2,913,265      2,913,265
Royal Bank of Canada
 5.285%, due 8/3/07 (d)                              6,242,711      6,242,711
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (d)                               6,242,711      6,242,711
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (d)                              2,497,085      2,497,085
UBS AG
 5.277%, due 7/3/07 (d)                              3,329,446      3,329,446
                                                                 ------------
Total Time Deposits
 (Cost $47,028,425)                                                47,028,425
                                                                 ------------
Total Short-Term Investments
 (Cost $92,986,475)                                                92,986,475
                                                                 ------------
Total Investments
 (Cost $335,073,012) (g)                                 118.3%   456,738,705(h)
Liabilities in Excess of
 Cash and Other Assets                                   (18.3)   (70,630,141)
                                                    ----------   ------------
Net Assets                                               100.0%  $386,108,564
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(f) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(g)  The cost for federal income tax purposes is $335,395,365.
(h)  At June 30, 2007 net unrealized appreciation was
     $121,343,340, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $122,475,247 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,131,907.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $335,073,012) including $71,350,161
  market value of securities loaned             $456,738,705
Cash                                                   5,656
Receivables:
  Investment securities sold                       4,380,334
  Fund shares sold                                   296,686
  Dividends and interest                              83,572
Other assets                                           3,319
                                                -------------
    Total assets                                 461,508,272
                                                -------------

LIABILITIES:
Securities lending collateral                     73,359,848
Payables:
  Investment securities purchased                  1,640,977
  Manager (See Note 3)                               237,260
  Shareholder communication                           65,292
  NYLIFE Distributors (See Note 3)                    40,652
  Professional fees                                   36,860
  Fund shares redeemed                                14,479
  Custodian                                            3,849
Accrued expenses                                         491
                                                -------------
    Total liabilities                             75,399,708
                                                -------------
Net assets                                      $386,108,564
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    109,915
  Service Class                                      119,294
Additional paid-in capital                       227,712,869
Accumulated net investment income                    494,948
Accumulated undistributed net realized gain on
  investments                                     36,005,845
Net unrealized appreciation on investments       121,665,693
                                                -------------
Net assets                                      $386,108,564
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $186,149,051
                                                =============
Shares of capital stock outstanding               10,991,527
                                                =============
Net asset value per share outstanding           $      16.94
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $199,959,513
                                                =============
Shares of capital stock outstanding               11,929,369
                                                =============
Net asset value per share outstanding           $      16.76
                                                =============

 M-268 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,550,814
  Interest                                           521,586
  Income from securities loaned--net                  73,115
                                                 ------------
    Total income                                   2,145,515
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,337,341
  Distribution and service--Service Class
    (See Note 3)                                     224,620
  Professional fees                                   33,047
  Shareholder communication                           30,682
  Directors                                            8,673
  Custodian                                            8,574
  Miscellaneous                                        7,630
                                                 ------------
    Total expenses                                 1,650,567
                                                 ------------
Net investment income                                494,948
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  10,265,043
Net change in unrealized appreciation on
  investments                                     42,503,851
                                                 ------------
Net realized and unrealized gain on investments   52,768,894
                                                 ------------
Net increase in net assets resulting from
  operations                                     $53,263,842
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)        $    494,948   $   (367,953)
 Net realized gain on investments      10,265,043     26,178,179
 Net change in unrealized
  appreciation on investments          42,503,851        911,157
                                     ---------------------------
 Net increase in net assets
  resulting from operations            53,263,842     26,721,383
                                     ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Initial Class                               --     (3,048,439)
   Service Class                               --     (2,947,839)
                                     ---------------------------
 Total distributions to
  shareholders                                 --     (5,996,278)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        8,828,604     37,168,119
   Service Class                       15,543,874     41,380,409
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions:
   Initial Class                               --      3,048,439
   Service Class                               --      2,947,839
                                     ---------------------------
                                       24,372,478     84,544,806
 Cost of shares redeemed:
   Initial Class                      (22,343,535)   (41,948,408)
   Service Class                       (8,759,462)   (20,577,115)
                                     ---------------------------
                                      (31,102,997)   (62,525,523)
 Increase (decrease) in net assets
  derived from capital share
  transactions                         (6,730,519)    22,019,283
                                     ---------------------------
 Net increase in net assets            46,533,323     42,744,388

NET ASSETS:
Beginning of period                   339,575,241    296,830,853
                                     ---------------------------
End of period                        $386,108,564   $339,575,241
                                     ===========================
Accumulated net investment income
 at end of period                    $    494,948   $         --
                                     ===========================

 M-270 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-271

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                INITIAL CLASS
                                ------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                          YEAR ENDED DECEMBER 31,
                                  2007*           2006          2005          2004         2003         2002
Net asset value at beginning
  of period                      $  14.58       $  13.59      $  11.61      $   9.47      $  6.54      $  9.16
                                ----------      --------      --------      --------      -------      -------
Net investment income (loss)         0.03           0.00 (b)     (0.03)(c)     (0.03)(c)    (0.04)(c)    (0.05)(c)
Net realized and unrealized
  gain (loss) on investments         2.33           1.25          2.02          2.17         2.97        (2.57)
                                ----------      --------      --------      --------      -------      -------
Total from investment
  operations                         2.36           1.25          1.99          2.14         2.93        (2.62)
                                ----------      --------      --------      --------      -------      -------
Less distributions:
  From net realized gain on
    investments                        --          (0.26)        (0.01)           --           --           --
                                ----------      --------      --------      --------      -------      -------
Net asset value at end of
  period                         $  16.94       $  14.58      $  13.59      $  11.61      $  9.47      $  6.54
                                ==========      ========      ========      ========      =======      =======
Total investment return             16.15%(d)       9.24%        17.10%(f)     22.61%       44.78%      (28.59%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)       0.41%+         0.01%        (0.21%)       (0.32%)      (0.57%)      (0.67%)
  Net expenses                       0.80%+         0.82%         0.79%         0.88%        0.97%        0.97%
  Expenses (before
    reimbursement)                   0.80%+         0.82%         0.81%         0.88%        0.97%        1.10%
Portfolio turnover rate                16%            51%           26%           50%          38%         163%
Net assets at end of period
  (in 000's)                     $186,149       $173,108      $163,514      $127,345      $83,839      $23,230

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     17.07% and 16.78% for the Initial Class and Service Class, respectively, for the year ended December 31, 2005.
+    Annualized.
*    Unaudited.

 M-272 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              SERVICE CLASS
-------------------------------------------------------------------------
                                                               JUNE 5,
    SIX MONTHS                                                 2003(a)
      ENDED                                                    THROUGH
     JUNE 30,             YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2007*           2006          2005         2004            2003
     $  14.45       $  13.50      $  11.56      $  9.45        $  7.77
    ----------      --------      --------      -------      ------------
         0.01          (0.03)        (0.06)(c)    (0.05)(c)      (0.03)(c)
         2.30           1.24          2.01         2.16           1.71
    ----------      --------      --------      -------      ------------
         2.31           1.21          1.95         2.11           1.68
    ----------      --------      --------      -------      ------------
           --          (0.26)        (0.01)          --             --
    ----------      --------      --------      -------      ------------
     $  16.76       $  14.45      $  13.50      $ 11.56        $  9.45
    ==========      ========      ========      =======      ============
        16.01%(d)       8.97%        16.80%(f)    22.30%         21.71%(d)
         0.15%+        (0.24%)       (0.46%)      (0.57%)        (0.82%)+(e)
         1.05%+         1.07%         1.04%        1.13%          1.22%+
         1.05%+         1.07%         1.06%        1.13%          1.22%+
           16%            51%           26%          50%            38%
     $199,960       $166,468      $133,317      $69,651        $16,783

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 10.38%   20.09%   11.47%       9.30%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                   MAINSTAY VP MID CAP        RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO                  INDEX             RUSSELL 1000 VALUE INDEX
                                                   -------------------        --------------------      ------------------------
7/2/01                                                    10000                       10000                       10000
                                                           9911                       10192                        9105
                                                           9060                       10127                        9012
                                                          11596                       13248                       10916
                                                          12945                       16135                       12451
                                                          14203                       18435                       13957
6/30/07                                                   17056                       22508                       17009

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE        SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   INCEPTION(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                 10.25%   19.79%   11.19%       9.03%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                   MAINSTAY VP MID CAP        RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO                  INDEX             RUSSELL 1000 VALUE INDEX
                                                   -------------------        --------------------      ------------------------
7/2/01                                                    10000                       10000                       10000
                                                           9887                       10192                        9105
                                                           9015                       10127                        9012
                                                          11510                       13248                       10916
                                                          12817                       16135                       12451
                                                          14026                       18435                       13957
6/30/07                                                   16802                       22508                       17009

                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION

Russell Midcap(R) Value Index*                            8.69%   22.09%  17.17%     14.48%
Russell 1000(R) Value Index*                              6.23    21.87   13.31       9.26

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 11.46% and 9.30% for Initial Class shares and 11.19% and 9.03% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-274   MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,104.15            $3.91            $1,021.25             $3.76
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,104.15            $3.91            $1,021.25             $3.76
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.75% for Initial Class and 1.00% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-275

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     92.2
Short-Term Investments (collateral from securities lending                        15.3*
  is 9.9%)
Investment Company                                                                 2.9
Written Call Option                                                               (0.1)
Liabilities in Excess of Cash and Other Assets                                   (10.3)

* Includes 2.4% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-279 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  PMI Group, Inc. (The)
 2.  Genworth Financial, Inc. Class A
 3.  iShares Russell Midcap Value Index Fund
 4.  Edison International
 5.  Kroger Co. (The)
 6.  Hess Corp.
 7.  Teva Pharmaceutical Industries, Ltd., Sponsored
     ADR
 8.  PNC Financial Services Group, Inc.
 9.  Teck Cominco, Ltd. Class B
10.  Aspen Insurance Holdings, Ltd.

 M-276   MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen and Mark T. Spellman of MacKay Shields LLC.

HOW DID MAINSTAY VP MID CAP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Mid Cap Value Portfolio returned 10.38% for Initial Class shares and 10.25% for Service Class shares. Both share classes underperformed the 11.50% return of the average Lipper* Variable Products Mid-Cap Value Portfolio. Both share classes outperformed the 8.69% return of the Russell Midcap(R) Value Index* for the six months ended June 30, 2007. The Russell Midcap(R) Value Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Although many sectors contributed to the Portfolio's relative performance, the largest positive contributions on a relative basis came from financials, industrials and information technology.

DURING THE FIRST HALF OF 2007, WHICH INDIVIDUAL STOCKS MADE POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE?

Shares of packaging manufacturer Owens-Illinois rose substantially during the reporting period. The stock benefited from restructuring, cost cutting and the sale of noncore assets. Auto parts maker TRW Automotive advanced on positive results for its safety-related products. Merger and acquisition activity in the automobiles & components industry group also underscored the value in the company's shares, and we sold the Portfolio's position in TRW Automotive when the stock reached our price target. TEVA Pharmaceutical Industries demonstrated that its integration of a recent acquisition was going well, and the stock advanced on robust earnings growth forecasts.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Advanced Micro Devices faced price competition from Intel that eroded margins and led to a substantial drop in the company's share price. After reevaluating the Portfolio's position in the stock, we concluded that the earnings outlook was no longer attractive and sold the Portfolio's entire position.

Sovereign Bancorp suffered from market concerns about consumer credit trends, and the stock declined during the reporting period. A recent management change, a balance-sheet restructuring and a large ownership position by a major European bank gave us sufficient confidence to continue to hold the shares.

PMI shares traded lower on investor concerns about subprime mortgage lending. We felt that these fears were overblown, since less than 10% of PMI's business comes from subprime mortgages and mortgage insurance may actually benefit from subprime lending fallout. We continue to hold PMI shares, which we feel are attractively priced.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Portfolio established several new positions during the first half of 2007, including discount retailer TJX, adhesives manufacturer Avery Dennison, air carrier Delta Air Lines, theater owner Cinemark Holdings and oil field equipment manufacturer BJ Services. Other new holdings included home builder Centex, electric utility Pepco Holdings, student lender SLM Corp. and IT services company Affiliated Computer Services.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. These companies are generally less established, and their securities may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-277

WERE THERE ANY SIGNIFICANT SALES DURING THE FIRST HALF OF 2007?

In addition to the sales we've already mentioned, the Portfolio eliminated several positions that reached their respective price targets. Among these were industrial product distributor W.W. Grainger, oil driller Pride International and media company Tribune. Other stocks that reached their price target and were sold included life-insurance company Hartford Financial, paper manufacturer Temple Inland and hospital operator United Health Services. Shares of Barnes & Noble were sold after disappointing results led us to reevaluate our outlook for the company.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the Portfolio was overweight relative to the Russell Midcap(R) Value Index* in health care, energy and materials. On the same date, the Portfolio was underweight in utilities, financials and telecommunication services.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-278   MainStay VP Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED


                                                       SHARES          VALUE
COMMON STOCKS (92.2%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.7%)
Raytheon Co.                                          167,100   $  9,005,019
                                                                ------------
AIRLINES (0.5%)
Delta Air Lines, Inc. (a)                             128,300      2,527,510
                                                                ------------

BUILDING PRODUCTS (1.6%)
American Standard Cos., Inc.                          138,100      8,145,138
                                                                ------------

CAPITAL MARKETS (3.2%)
E*TRADE Financial Corp. (a)(b)                        473,000     10,448,570
Investment Technology Group, Inc. (a)                 142,400      6,170,192
                                                                ------------
                                                                  16,618,762
                                                                ------------
CHEMICALS (3.5%)
Arch Chemicals, Inc.                                  172,800      6,072,192
Chemtura Corp.                                        698,900      7,764,779
Olin Corp.                                            229,275      4,814,775
                                                                ------------
                                                                  18,651,746
                                                                ------------
COMMERCIAL BANKS (5.6%)
KeyCorp (b)                                           213,200      7,319,156
Marshall & Ilsley Corp.                               219,073     10,434,447
V  PNC Financial Services Group, Inc.                 165,000     11,810,700
                                                                ------------
                                                                  29,564,303
                                                                ------------
COMMERCIAL SERVICES & SUPPLIES (3.0%)
Avery Dennison Corp.                                   80,400      5,344,992
Pitney Bowes, Inc.                                    217,800     10,197,396
                                                                ------------
                                                                  15,542,388
                                                                ------------
COMPUTERS & PERIPHERALS (1.9%)
Emulex Corp. (a)                                      466,100     10,179,624
                                                                ------------
CONSUMER FINANCE (1.3%)
SLM Corp.                                             115,500      6,650,490
                                                                ------------

CONTAINERS & PACKAGING (2.7%)
Ball Corp. (b)                                        160,300      8,523,151
Owens-Illinois, Inc. (a)                              158,100      5,533,500
                                                                ------------
                                                                  14,056,651
                                                                ------------
DIVERSIFIED CONSUMER SERVICES (1.0%)
H&R Block, Inc.                                       231,500      5,410,155
                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Windstream Corp.                                       51,903        766,088
                                                                ------------

ELECTRIC UTILITIES (6.2%)
V  Edison International                               239,400     13,435,128
Entergy Corp.                                          48,600      5,217,210


                                                       SHARES          VALUE
ELECTRIC UTILITIES (CONTINUED)
Pepco Holdings, Inc.                                  191,300   $  5,394,660
PPL Corp.                                             179,400      8,394,126
                                                                ------------
                                                                  32,441,124
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Molex, Inc. Class A                                   335,900      8,918,145
                                                                ------------

ENERGY EQUIPMENT & SERVICES (5.4%)
BJ Services Co.                                       181,600      5,164,704
Diamond Offshore Drilling, Inc.                        42,800      4,346,768
ENSCO International, Inc.                              95,400      5,820,354
GlobalSantaFe Corp.                                   100,700      7,275,575
Rowan Cos., Inc.                                      140,300      5,749,494
                                                                ------------
                                                                  28,356,895
                                                                ------------
FOOD & STAPLES RETAILING (2.4%)
V  Kroger Co. (The)                                   441,000     12,405,330
                                                                ------------

FOOD PRODUCTS (1.7%)
General Mills, Inc.                                   134,900      7,880,858
J.M. Smucker Co. (The)                                 15,800      1,005,828
                                                                ------------
                                                                   8,886,686
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Quest Diagnostics, Inc.                               198,400     10,247,360
                                                                ------------

HOUSEHOLD DURABLES (0.8%)
Centex Corp.                                           98,000      3,929,800
                                                                ------------

INSURANCE (7.8%)
V  Aspen Insurance Holdings, Ltd. (b)                 380,000     10,666,600
V  Genworth Financial, Inc. Class A                   490,800     16,883,520
PartnerRe, Ltd. (b)                                   118,500      9,183,750
SAFECO Corp.                                           73,700      4,588,562
                                                                ------------
                                                                  41,322,432
                                                                ------------
IT SERVICES (2.3%)
Affiliated Computer Services, Inc. Class A (a)        125,600      7,124,032
Computer Sciences Corp. (a)                            87,200      5,157,880
                                                                ------------
                                                                  12,281,912
                                                                ------------
MACHINERY (2.5%)
Pentair, Inc.                                         274,600     10,591,322
Timken Co. (The)                                       77,200      2,787,692
                                                                ------------
                                                                  13,379,014
                                                                ------------
MEDIA (5.5%)
Cinemark Holdings, Inc. (a)(b)                        143,500      2,567,215
Gannett Co., Inc.                                     165,100      9,072,245

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
MEDIA (CONTINUED)
Getty Images, Inc. (a)                                201,000   $  9,609,810
Idearc, Inc.                                          214,300      7,571,219
                                                                ------------
                                                                  28,820,489
                                                                ------------
METALS & MINING (2.1%)
V  Teck Cominco, Ltd. Class B (b)                     265,400     11,279,500
                                                                ------------
MULTI-UTILITIES (1.2%)
PG&E Corp.                                            142,594      6,459,508
                                                                ------------

OIL, GAS & CONSUMABLE FUELS (4.2%)
V  Hess Corp.                                         207,600     12,240,096
Spectra Energy Corp.                                  381,200      9,895,952
                                                                ------------
                                                                  22,136,048
                                                                ------------
PHARMACEUTICALS (5.2%)
Barr Pharmaceuticals, Inc. (a)                        205,700     10,332,311
Forest Laboratories, Inc. (a)                         112,300      5,126,495
V  Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (c)                                              286,800     11,830,500
                                                                ------------
                                                                  27,289,306
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS (2.6%)
DCT Industrial Trust, Inc. (b)                        163,700      1,761,412
Douglas Emmett, Inc.                                   95,300      2,357,722
General Growth Properties, Inc.                        79,000      4,183,050
Highwoods Properties, Inc.                            140,900      5,283,750
                                                                ------------
                                                                  13,585,934
                                                                ------------
ROAD & RAIL (1.0%)
CSX Corp.                                             120,300      5,423,124
                                                                ------------

SPECIALTY RETAIL (5.2%)
Gap, Inc. (The)                                       416,900      7,962,790
TJX Cos., Inc.                                        378,800     10,417,000
Williams-Sonoma, Inc. (b)                             288,200      9,101,356
                                                                ------------
                                                                  27,481,146
                                                                ------------
THRIFTS & MORTGAGE FINANCE (5.9%)
NewAlliance Bancshares, Inc. (b)                      505,600      7,442,432
PMI Group, Inc. (The)                                 386,900     17,282,825
V  Sovereign Bancorp, Inc. (b)                        291,018      6,152,121
                                                                ------------
                                                                  30,877,378
                                                                ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
ALLTEL Corp.                                           41,400      2,796,570
                                                                ------------
Total Common Stocks
 (Cost $409,770,768)                                             485,435,575
                                                                ------------


                                                       SHARES          VALUE
INVESTMENT COMPANY (2.9%)
----------------------------------------------------------------------------
V  iShares Russell Midcap Value Index Fund (b)(d)      96,900   $ 15,257,874
                                                                ------------
Total Investment Company
 (Cost $12,385,702)                                               15,257,874
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT

SHORT-TERM INVESTMENTS (15.3%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (6.3%)
Abbey National North America LLC
 5.255%, due 7/9/07                                 $6,425,000     6,417,496
Barton Capital LLC
 5.29%, due 7/5/07 (e)                              1,481,882      1,481,882
Clipper Receivables Corp.
 5.291%, due 7/17/07 (e)                            1,185,506      1,185,506
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (e)                            2,667,388      2,667,388
Compass Securitization
 5.292%, due 7/3/07 (e)                               296,376        296,376
 5.303%, due 7/13/07 (e)                              889,129        889,129
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (e)                              889,129        889,129
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (e)                               880,953        880,953
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (e)                              592,753        592,753
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (e)                             1,185,506      1,185,506
Nationwide Building Society
 5.31%, due 7/9/07 (f)                              5,000,000      4,994,100
Old Line Funding LLC
 5.279%, due 7/2/07 (e)                               592,753        592,753
 5.286%, due 7/2/07 (e)                               889,129        889,129
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                    735,000        734,891
Three Pillars Funding LLC
 5.304%, due 7/16/07 (e)                            1,778,259      1,778,259
Toyota Motor Credit Corp.
 5.245%, due 7/5/07                                 6,375,000      6,371,284
Yorktown Capital LLC
 5.295%, due 7/3/07 (e)                               889,129        889,129
 5.303%, due 7/24/07 (e)                              592,753        592,753
                                                                ------------
Total Commercial Paper
 (Cost $33,328,416)                                               33,328,416
                                                                ------------

 M-280 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
INVESTMENT COMPANIES (2.4%)
BGI Institutional Money Market Fund (e)             $2,755,348  $  2,755,348
Merrill Lynch Funds--Premier Institutional Money
 Market Fund                                        10,152,314    10,152,314
                                                                ------------
Total Investment Companies
 (Cost $12,907,662)                                               12,907,662
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT

REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,186,047
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $1,241,426 and a Market Value
 of $1,224,004) (e)                                 $1,185,506     1,185,506
                                                                ------------
Total Repurchase Agreement
 (Cost $1,185,506)                                                 1,185,506
                                                                ------------
TIME DEPOSITS (6.4%)
Abbey National PLC
 5.28%, due 7/6/07 (e)                              2,371,013      2,371,013
 5.29%, due 7/2/07 (e)                              2,074,636      2,074,636
Bank of America Corp.
 5.29%, due 8/16/07 (e)(g)                          2,371,012      2,371,012
Barclays
 5.31%, due 8/20/07 (e)                             2,371,012      2,371,012
Calyon
 5.30%, due 8/13/07 (e)                             2,371,012      2,371,012
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (e)                             1,778,259      1,778,259
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (e)                             1,778,259      1,778,259
Deutsche Bank AG
 5.28%, due 7/10/07 (e)                             2,074,635      2,074,635
Fortis Bank
 5.30%, due 7/30/07 (e)                             1,185,506      1,185,506
Rabobank Nederland
 5.29%, due 7/18/07 (e)                             2,074,635      2,074,635
Royal Bank of Canada
 5.285%, due 8/3/07 (e)                             4,445,647      4,445,647
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (e)                              4,445,647      4,445,647
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (e)                             1,778,259      1,778,259

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
UBS AG
 5.277%, due 7/3/07 (e)                             $2,371,012  $  2,371,012
                                                                ------------
Total Time Deposits
 (Cost $33,490,544)                                               33,490,544
                                                                ------------
Total Short-Term Investments
 (Cost $80,912,128)                                               80,912,128
                                                                ------------
Total Investments
 (Cost $503,068,598) (h)                                110.4%   581,605,577(i)
Liabilities in Excess of
 Cash and Other Assets                                  (10.4)   (54,820,489)
                                                    ---------   ------------
Net Assets                                              100.0%  $526,785,088
                                                    =========   ============
                                                    NUMBER OF
                                                    CONTRACTS

WRITTEN CALL OPTION (-0.1%)
----------------------------------------------------------------------------
BUILDING PRODUCTS (-0.1%)
American Standard Cos., Inc.
 Strike Price $55.00
 Expire 7/21/07                                          (930)  $   (409,200)
                                                                ------------
Total Written Call Option
 (Premium Received $285,506)                                    $   (409,200)
                                                                ============

+++  All of the Portfolio's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(g) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(h)  The cost for federal income tax purposes is $503,016,735.
(i)  At June 30, 2007 net unrealized appreciation was
     $78,588,842, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $81,266,947 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,678,105.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $503,068,598) including $50,336,455 market
  value of securities loaned                    $581,605,577
Cash                                                   4,214
Receivables:
  Investment securities sold                       2,669,659
  Dividends and interest                             698,783
Other assets                                           4,814
                                                -------------
    Total assets                                 584,983,047
                                                -------------

LIABILITIES:
Securities lending collateral                     52,242,043
Written options, at value
  (premiums received $285,506)                       409,200
Payables:
  Investment securities purchased                  5,061,651
  Manager (See Note 3)                               306,227
  Shareholder communication                           89,040
  NYLIFE Distributors (See Note 3)                    46,078
  Professional fees                                   40,195
  Custodian                                            2,634
Accrued expenses                                         891
                                                -------------
    Total liabilities                             58,197,959
                                                -------------
Net assets                                      $526,785,088
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    198,472
  Service Class                                      146,416
Additional paid-in capital                       369,902,707
Accumulated undistributed net investment
  income                                           7,301,688
Accumulated undistributed net realized gain on
  investments                                     70,822,475
Net unrealized appreciation on investments and
  written option contracts                        78,413,285
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                              45
                                                -------------
Net assets                                      $526,785,088
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $303,872,712
                                                =============
Shares of capital stock outstanding               19,847,180
                                                =============
Net asset value per share outstanding           $      15.31
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $222,912,376
                                                =============
Shares of capital stock outstanding               14,641,563
                                                =============
Net asset value per share outstanding           $      15.22
                                                =============

 M-282 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 4,173,786
  Interest                                           699,485
  Income from securities loaned--net                  39,755
                                                 ------------
    Total income                                   4,913,026
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,756,410
  Distribution and service--Service Class
    (See Note 3)                                     258,254
  Professional fees                                   44,121
  Shareholder communication                           42,632
  Directors                                           12,110
  Custodian                                            8,647
  Miscellaneous                                       10,014
                                                 ------------
    Total expenses                                 2,132,188
                                                 ------------
Net investment income                              2,780,838
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
WRITTEN OPTIONS:
Net realized gain on investments                  30,977,511
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                           15,428,986
  Written option contracts                          (123,694)
  Translation of other assets and liabilities
    in foreign currencies                                 45
                                                 ------------
Net change in unrealized appreciation on
  investments, written option contracts and
  translation of other assets and liabilities
  in foreign currencies                           15,305,337
                                                 ------------
Net realized and unrealized gain on investments
  and written options contracts                   46,282,848
                                                 ------------
Net increase in net assets resulting from
  operations                                     $49,063,686
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $28,199.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                        2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  2,780,838   $  4,524,729
 Net realized gain on
  investments                     30,977,511     40,127,352
 Net change in unrealized
  appreciation on investments,
  written option contracts and
  translation of other assets
  and liabilities in foreign
  currencies                      15,305,337     14,486,445
                                ---------------------------
 Net increase in net assets
  resulting from operations       49,063,686     59,138,526
                                ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                          --       (270,708)
 From net realized gain on investments:
   Initial Class                          --     (3,606,729)
   Service Class                          --     (2,419,421)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                            --     (6,296,858)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   6,376,084     10,748,891
   Service Class                  18,017,668     31,544,124
 Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions:
   Initial Class                          --      3,877,437
   Service Class                          --      2,419,421
                                ---------------------------
                                  24,393,752     48,589,873
 Cost of shares redeemed:
   Initial Class                 (17,484,069)   (41,214,605)
   Service Class                  (6,381,452)   (12,748,686)
                                ---------------------------
                                 (23,865,521)   (53,963,291)
   Increase (decrease) in net
    assets derived from
    capital share transactions       528,231     (5,373,418)
                                ---------------------------
   Net increase in net assets     49,591,917     47,468,250
NET ASSETS:
Beginning of period              477,193,171    429,724,921
                                ---------------------------
End of period                   $526,785,088   $477,193,171
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $  7,301,688   $  4,520,850
                                ===========================

 M-284 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-285

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            -------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003         2002
Net asset value at beginning of period       $  13.87       $  12.33      $  12.31      $  10.65      $   8.33      $  9.85
                                            ----------      --------      --------      --------      --------      -------
Net investment income                            0.10           0.15          0.11(b)       0.10          0.11(b)      0.09
Net realized and unrealized gain (loss) on
  investments                                    1.34           1.58          0.60          1.77          2.30        (1.52)
                                            ----------      --------      --------      --------      --------      -------
Total from investment operations                 1.44           1.73          0.71          1.87          2.41        (1.43)
                                            ----------      --------      --------      --------      --------      -------
Less dividends and distributions:
  From net investment income                       --          (0.01)        (0.10)        (0.10)        (0.09)       (0.09)
  From net realized gain on investments            --          (0.18)        (0.59)        (0.11)           --           --
                                            ----------      --------      --------      --------      --------      -------
Total dividends and distributions                  --          (0.19)        (0.69)        (0.21)        (0.09)       (0.09)
                                            ----------      --------      --------      --------      --------      -------
Net asset value at end of period             $  15.31       $  13.87      $  12.33      $  12.31      $  10.65      $  8.33
                                            ==========      ========      ========      ========      ========      =======
Total investment return                         10.38%(e)      14.05%         5.70%(c)(d)    17.54%      28.97%      (14.57%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.21%+         1.09%         0.89%         1.08%         1.21%        1.39%
  Net expenses                                   0.75%+         0.76%         0.72%         0.81%         0.84%        0.89%
  Expenses (before reimbursement)                0.75%+         0.76%         0.75%         0.81%         0.84%        0.92%
Portfolio turnover rate                            28%            52%           37%           29%           34%          46%
Net assets at end of period (in 000's)       $303,873       $285,826      $279,251      $255,129      $141,877      $84,392

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing cost. If these nonrecurring reimbursements had not been made, the total return would have been
     5.67% and 5.40% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(d)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than 0.01%.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-286 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        SERVICE CLASS
    -------------------------------------------------------------------------------------
                                                                               JUNE 5,
    SIX MONTHS                                                                 2003(a)
      ENDED                                                                    THROUGH
     JUNE 30,                     YEAR ENDED DECEMBER 31,                    DECEMBER 31,
      2007*               2006              2005             2004                2003
     $  13.81           $  12.29          $  12.29          $ 10.64            $  9.18
    ----------          --------          --------          -------          ------------
         0.06               0.11              0.08(b)          0.08               0.05(b)
         1.35               1.59              0.58             1.76               1.50
    ----------          --------          --------          -------          ------------
         1.41               1.70              0.66             1.84               1.55
    ----------          --------          --------          -------          ------------
           --                 --             (0.07)           (0.08)             (0.09)
           --              (0.18)            (0.59)           (0.11)                --
    ----------          --------          --------          -------          ------------
           --              (0.18)            (0.66)           (0.19)             (0.09)
    ----------          --------          --------          -------          ------------
     $  15.22           $  13.81          $  12.29          $ 12.29            $ 10.64
    ==========          ========          ========          =======          ============
        10.25%(e)          13.77%             5.43%(c)(d)     17.25%             16.89%(e)
         0.96%+             0.85%             0.64%            0.83%              0.96%+(f)
         1.00%+             1.01%             0.97%            1.06%              1.09%+
         1.00%+             1.01%             1.00%            1.06%              1.09%+
           28%                52%               37%              29%                34%
     $222,912           $191,368          $150,474          $79,813            $17,384

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR    INCEPTION
-----------------------------------------------------
After Portfolio operating
  expenses                  6.04%   16.11%    11.76%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                 LEHMAN BROTHERS        MODERATE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                             10000.00            10000.00            10000.00            10000.00            10000.00
6/30/06                             10040.00            10099.00            10596.00             9950.00            10091.00
6/30/07                             11656.00            12178.00            13457.00            10559.00            11631.00

SERVICE CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR    INCEPTION
-----------------------------------------------------
After Portfolio operating
  expenses                  5.91%   15.82%    11.49%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                 LEHMAN BROTHERS        MODERATE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                             10000.00            10000.00            10000.00            10000.00            10000.00
                                    10030.00            10099.00            10596.00             9950.00            10091.00
6/30/07                             11617.00            12178.00            13457.00            10559.00            11631.00

                                          SIX      ONE      SINCE
BENCHMARK PERFORMANCE                    MONTHS   YEAR    INCEPTION

S&P 500(R) Index*                         6.96%   20.59%    15.37%
Moderate Allocation Benchmark*            4.95    15.27     11.61
MSCI EAFE(R) Index*                      10.74    27.00     24.04
Lehman Brothers(R) Aggregate Bond
  Index*                                  0.98     6.12      4.02

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-288   MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                             VALUE (BASED
                                                      ENDING ACCOUNT                       ON HYPOTHETICAL
                                                       VALUE (BASED                         5% ANNUALIZED
                                      BEGINNING         ON ACTUAL          EXPENSES           RETURN AND          EXPENSES
                                       ACCOUNT         RETURNS AND           PAID               ACTUAL              PAID
                                        VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,060.50            $0.31            $1,024.70             $0.30
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,059.25            $1.58            $1,023.45             $1.56
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.06% for Initial Class, 0.31% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                 www.mainstayfunds.com     M-289

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.7
Cash and Other Assets, Less Liabilities                                           0.3

See Portfolio of Investments on page M-293 for specific holdings within these categories.

 M-290   MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony H. Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Moderate Allocation Portfolio returned 6.04% for Initial Class shares and 5.91% for Service Class shares. Both share classes outperformed the 5.23% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Moderate Portfolio and the 4.95% return of Moderate Allocation Benchmark for the six month reporting period. Both share classes underperformed the 6.96% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2007.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED DURING THE FIRST HALF OF 2007?

Throughout the reporting period, the equity portion of the Portfolio was positioned to favor large-cap, growth-oriented stocks. We believed that the market would eventually reverse its long-standing preference for small-cap stocks and value-oriented names, since relative valuations among smaller value stocks had become decidedly skewed relative to historical norms. This positioning did not have a significant impact on the Portfolio's performance. According to Russell data, although growth stocks generally outperformed value stocks, especially in the second quarter of 2007, small- and mid-cap stocks did better than large-capitalization issues for the six-month period. In the second quarter, however, large-cap stocks outpaced stocks of smaller companies.

The Portfolio generally benefited from its exposure to international equities. Foreign markets roughly equaled the performance of the U.S. market in local currency terms, but a decline in the U.S. dollar substantially improved the return the Portfolio earned on its international equity investments.

WERE THERE ANY TACTICAL OR STRATEGIC ADJUSTMENTS IN THE PORTFOLIO'S POSITIONING DURING THE REPORTING PERIOD?

No, there weren't. Our rationale for the Portfolio's positioning remained intact throughout the reporting period, so adjustments were unnecessary.

DURING THE REPORTING PERIOD, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing underlying equity investment options held by the Portfolio during the reporting period were MainStay ICAP International Fund and MainStay VP Capital Appreciation Portfolio. The equity holdings that provided the Portfolio with the lowest total returns were MainStay VP International Equity Portfolio and MainStay VP S&P 500 Index Portfolio.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-291

WHICH UNDERLYING EQUITY INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

MainStay VP Large Cap Growth Portfolio and MainStay ICAP Select Equity Fund were among the Portfolio's best-performing underlying equity investment options, and each represented more than 10% of the Portfolio's net assets. Together these underlying investment options were the most significant contributors to positive performance both on an absolute and a relative basis.

Although all of the Portfolio's underlying equity investment options posted positive returns for the reporting period, the weakest contributions came from MainStay VP International Equity Portfolio and MainStay VP S&P 500 Portfolio. The Portfolio's positions in these underlying investment options were relatively small and earned comparatively low returns.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The Federal Open Market Committee left the federal funds target rate at 5.25% during the first half of 2007, so the short end of the yield curve was relatively stable. Yields on intermediate- and long-term investment-grade bonds increased appreciably during the reporting period. Credit spreads were volatile, especially in response to problems in the subprime mortgage market, but finished the period near where they began.

Floating-rate securities showed relatively strong performance, as short-term rates remained relatively stable and default rates remained low. Further along the yield curve, lower-grade credits fared well in relation to higher-grade issues with similar maturities. Treasury securities and high-grade debt had the weakest performance, as a steepening yield curve devalued longer-maturity securities.

WERE THERE ANY ADJUSTMENTS TO THE PORTFOLIO'S UNDERLYING FIXED-INCOME INVESTMENT OPTIONS DURING THE REPORTING PERIOD?

Although the Portfolio makes tactical adjustments to its equity holdings, a strategic blend of underlying fixed-income investment options was established at the inception of the Portfolio and has been maintained ever since. The Portfolio's underlying fixed-income investment options are similar to the Lehman Brothers(R) Aggregate Bond Index* (the bond component of the Moderate Allocation Benchmark) in that they focus primarily on investment-grade securities. The Portfolio does, however, maintain small exposures to Underlying Fixed-Income Portfolios that invest in lower-quality debt securities. We believe that these additional exposures may contribute positively to the Portfolio's performance over time.

WHICH UNDERLYING FIXED-INCOME PORTFOLIOS WERE STRONG PERFORMERS FOR THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK PERFORMERS?

In terms of total return, the Portfolio's best-performing Underlying Fixed-Income Portfolios during the reporting period were MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio. The Portfolio holding with the lowest total return for the reporting period was MainStay VP Bond Portfolio.


- When interest rates rise, the prices of fixed-income securities in the underlying investment options will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the underlying investment options will generally rise.

- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These underlying investment options may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- An investment in the Underlying Cash Management Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Underlying Cash Management Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-292   MainStay VP Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.7%)+
----------------------------------------------------------------------------
EQUITY FUNDS (59.8%)
MainStay Growth Equity Fund Class I                   259,217   $  3,133,938
MainStay ICAP Equity Fund Class I                     143,053      6,893,717
MainStay ICAP International Fund Class I              250,223     10,834,672
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                 41,908      1,129,874
MainStay VP Common Stock Portfolio Initial Class      900,721     23,742,415
MainStay VP ICAP Select Equity Portfolio Initial
 Class (a)                                          1,765,615     26,622,137
MainStay VP International Equity Portfolio Initial
 Class                                                533,196     10,627,974
MainStay VP Large Cap Growth Portfolio Initial
 Class (a)                                          2,474,619     33,937,489
MainStay VP S&P 500 Index Portfolio Initial Class     342,228     10,598,922
                                                                ------------
                                                                 127,521,138
                                                                ------------
FIXED INCOME FUNDS (39.9%)
MainStay VP Bond Portfolio Initial Class (a)        4,658,318     63,926,144
MainStay VP Floating Rate Portfolio Initial Class
 (a)                                                1,083,857     10,667,782
MainStay VP High Yield Corporate Bond Portfolio
 Initial Class                                        980,785     10,621,795
                                                                ------------
                                                                  85,215,721
                                                                ------------
Total Affiliated Investment Companies
 (Cost $196,922,216) (b)                                 99.7%   212,736,859(c)
Cash and Other Assets,
 Less Liabilities                                         0.3        623,122
                                                    ---------   ------------
Net Assets                                              100.0%  $213,359,981
                                                    =========   ============

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio/Fund Share Class.
(b)  The cost for federal income tax purposes is $197,416,965.
(c)  At June 30, 2007 net unrealized appreciation was $15,319,894 based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $15,843,558 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $523,664.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $196,922,216)       $212,736,859
Cash                                                 839,211
Receivables:
  Fund shares sold                                   715,110
  Interest                                             1,585
Other assets                                           2,770
                                                -------------
    Total assets                                 214,295,535
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    839,211
  NYLIFE Distributors (See Note 3)                    40,545
  Professional fees                                   24,036
  Shareholder communication                           22,005
  Fund shares redeemed                                 4,981
  Custodian                                            4,057
Accrued expenses                                         719
                                                -------------
    Total liabilities                                935,554
                                                -------------
Net assets                                      $213,359,981
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $      7,228
  Service Class                                      178,529
Additional paid-in capital                       196,743,489
Accumulated undistributed net investment
  income                                             254,374
Accumulated undistributed net realized gain on
  investments                                        361,718
Net unrealized appreciation on investments        15,814,643
                                                -------------
Net assets                                      $213,359,981
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $  8,319,967
                                                =============
Shares of capital stock outstanding                  722,771
                                                =============
Net asset value per share outstanding           $      11.51
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $205,040,014
                                                =============
Shares of capital stock outstanding               17,852,896
                                                =============
Net asset value per share outstanding           $      11.48
                                                =============

 M-294 MainStay VP Moderate Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  487,202
  Interest                                             8,572
                                                  -----------
    Total income                                     495,774
                                                  -----------
EXPENSES:
  Distribution and service--Service Class (See
    Note 3)                                          205,516
  Professional fees                                   22,583
  Custodian                                           12,186
  Shareholder communication                           11,754
  Directors                                            3,527
  Offering (See Note 3)                                1,633
  Miscellaneous                                        2,643
                                                  -----------
    Total expenses                                   259,842
                                                  -----------
Net investment income                                235,932
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on affiliated investment
  company transactions                               136,792
Net change in unrealized appreciation on
  investments                                      9,430,505
                                                  -----------
Net realized and unrealized gain on investments    9,567,297
                                                  -----------
Net increase in net assets resulting from
  operations                                      $9,803,229
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    235,932   $    964,333
 Net realized gain on affiliated
  investment company transactions         136,792        835,415
 Net change in unrealized
  appreciation on investments           9,430,505      6,384,138
                                     ---------------------------
 Net increase in net assets
  resulting from operations             9,803,229      8,183,886
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --        (51,473)
   Service Class                               --     (1,124,377)
 From net realized gain on investments:
   Initial Class                               --        (15,237)
   Service Class                               --       (376,805)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                              --     (1,567,892)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        3,321,942      5,219,233
   Service Class                       72,059,952    154,255,193
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Initial Class                               --         66,710
   Service Class                               --      1,501,182
                                     ---------------------------
                                       75,381,894    161,042,318
 Cost of shares redeemed:
   Initial Class                         (767,091)      (189,136)
   Service Class                       (9,392,939)   (29,134,288)
                                     ---------------------------
                                      (10,160,030)   (29,323,424)
   Increase in net assets derived
    from capital share transactions    65,221,864    131,718,894
                                     ---------------------------
   Net increase in net assets          75,025,093    138,334,888

NET ASSETS:
Beginning of period                   138,334,888             --
                                     ---------------------------
End of period                        $213,359,981   $138,334,888
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    254,374   $     18,442
                                     ===========================

 M-296 MainStay VP Moderate Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       INITIAL CLASS                     SERVICE CLASS
                                ----------------------------      ----------------------------
                                                FEBRUARY 13,                      FEBRUARY 13,
                                SIX MONTHS        2006(A)         SIX MONTHS        2006(A)
                                  ENDED           THROUGH           ENDED           THROUGH
                                 JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                  2007*             2006            2007*             2006
Net asset value at beginning
  of period                      $  10.86         $  10.00         $  10.85         $  10.00
                                ----------      ------------      ----------      ------------
Net investment income                0.02             0.18 (b)         0.01             0.14 (b)
Net realized and unrealized
  gain on investments                0.63             0.82             0.62             0.83
                                ----------      ------------      ----------      ------------
Total from investment
  operations                         0.65             1.00             0.63             0.97
                                ----------      ------------      ----------      ------------
Less dividends and
  distributions:
  From net investment income           --            (0.11)              --            (0.09)
  From net realized gain on
    investments                        --            (0.03)              --            (0.03)
                                ----------      ------------      ----------      ------------
Total dividends and
  distributions                        --            (0.14)              --            (0.12)
                                ----------      ------------      ----------      ------------
Net asset value at end of
  period                         $  11.51         $  10.86         $  11.48         $  10.85
                                ==========      ============      ==========      ============
Total investment return              6.04%(c)         9.93%(c)         5.91%(c)         9.69%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              0.52%+           1.96%+           0.27%+           1.55%+
  Net expenses                       0.06%+           0.15%+           0.31%+           0.40%+
Portfolio turnover rate                 1%              62%               1%              62%
Net assets at end of period
  (in 000's)                     $  8,320         $  5,370         $205,040         $132,965

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR    INCEPTION
-----------------------------------------------------
After Portfolio operating
  expenses                  7.69%   19.22%    14.51%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                                        MODERATE
                                     GROWTH                                                  LEHMAN BROTHERS         GROWTH
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                             10000.00            10000.00            10000.00            10000.00            10000.00
                                    10110.00            10099.00            10596.00             9950.00            10145.00
6/30/07                             12053.00            12178.00            13457.00            10559.00            12025.00

SERVICE CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR    INCEPTION
-----------------------------------------------------
After Portfolio operating
  expenses                  7.56%   18.92%    14.23%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                                        MODERATE
                                     GROWTH                                                  LEHMAN BROTHERS         GROWTH
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                             10000.00            10000.00            10000.00            10000.00            10000.00
                                    10101.00            10099.00            10596.00             9950.00            10145.00
6/30/07                             12013.00            12178.00            13457.00            10559.00            12025.00

                                          SIX      ONE      SINCE
BENCHMARK PERFORMANCE                    MONTHS   YEAR    INCEPTION

S&P 500(R) Index*                         6.96%   20.59%    15.37%
Moderate Growth Allocation Benchmark*     6.33    18.54     14.35
MSCI EAFE(R) Index*                      10.74    27.00     24.04
Lehman Brothers(R) Aggregate Bond
  Index*                                  0.98     6.12      4.02

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-298   MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,076.95            $0.26            $1,024.75             $0.25
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,075.70            $1.54            $1,023.50             $1.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                 www.mainstayfunds.com     M-299

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.5
Cash and Other Assets, Less Liabilities                                           0.5

See Portfolio of Investments on page M-303 for specific holdings within these categories.

 M-300   MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony H. Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Moderate Growth Allocation Portfolio returned 7.69% for Initial Class shares and 7.56% for Service Class shares. Both share classes outperformed the 6.29% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 6.33% return of the Moderate Growth Allocation Benchmark, and the 6.96% return of the S&P 500(R) Index* for the six months ended June 30, 2007. The S&P 500(R) Index* is the Portfolio's broad-based securities-market index.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED DURING THE FIRST HALF OF 2007?

Throughout the reporting period, the equity portion of the Portfolio was positioned to favor large-cap, growth-oriented stocks. We believed that the market would eventually reverse its long-standing preference for small-cap stocks and value-oriented names, since relative valuations among smaller value stocks had become decidedly skewed relative to historical norms. This positioning did not have a significant impact on the Portfolio's performance. According to Russell data, although growth stocks generally outperformed value stocks, especially in the second quarter of 2007, small- and mid-cap stocks did better than large-capitalization issues for the six-month period. In the second quarter, however, large-cap stocks outpaced stocks of smaller companies.

The Portfolio generally benefited from its exposure to international equities. Foreign markets roughly equaled the performance of the U.S. market in local currency terms, but a decline in the U.S. dollar substantially improved the return the Portfolio earned on its international equity investments.

WERE THERE ANY TACTICAL OR STRATEGIC ADJUSTMENTS IN THE PORTFOLIO'S POSITIONING DURING THE REPORTING PERIOD?

No, there weren't. Our rationale for the Portfolio's positioning remained intact throughout the reporting period, so adjustments were unnecessary.

DURING THE REPORTING PERIOD, WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing underlying equity investment options held by the Portfolio during the reporting period were MainStay ICAP International Fund and MainStay VP Capital Appreciation Portfolio. The equity holdings that provided the Portfolio with the lowest total returns were MainStay VP International Equity Portfolio and MainStay VP S&P 500 Index Portfolio.


The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Moderate Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-301

WHICH UNDERLYING EQUITY INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

MainStay VP Large Cap Growth Portfolio and MainStay ICAP Select Equity Fund were among the Portfolio's best-performing underlying equity investment options, and each represented almost 15% of the Portfolio's net assets. Together these underlying investment options were the most significant contributors to positive performance both on an absolute and a relative basis.

Although all of the Portfolio's underlying equity investment options posted positive returns for the reporting period, the weakest contribution came from MainStay VP International Equity Portfolio. This underlying equity investment option represented a fairly substantial position and earned a comparatively low return.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The Federal Open Market Committee left the federal funds target rate at 5.25% during the first half of 2007, so the short end of the yield curve was rela-tively stable. Yields on intermediate- and long-term investment-grade bonds increased appreciably during the reporting period. Credit spreads were volatile, especially in response to problems in the subprime mortgage market, but finished the period near where they began.

Floating-rate securities showed relatively strong performance, as short-term rates remained relatively stable and default rates remained low. Further along the yield curve, lower-grade credits fared well in relation to higher-grade issues with similar maturities. Treasury securities and high-grade debt had the weakest performance, as a steepening yield curve devalued longer-maturity securities.

WERE THERE ANY ADJUSTMENTS TO THE PORTFOLIO'S UNDERLYING FIXED-INCOME INVESTMENT OPTIONS DURING THE REPORTING PERIOD?

Although the Portfolio makes tactical adjustments to its equity holdings, a strategic blend of underlying fixed-income investment options was established at the inception of the Portfolio and has been maintained ever since. The Portfolio's underlying fixed-income investment options are similar to the Lehman Brothers(R) Aggregate Bond Index* (the bond component of the Moderate Growth Allocation Benchmark) in that they focus primarily on investment-grade securities. The Portfolio does, however, maintain small exposures to Underlying Fixed-Income Portfolios that invest in lower-quality debt securities. We believe that these additional exposures may contribute positively to the Portfolio's performance over time.

WHICH UNDERLYING FIXED-INCOME PORTFOLIOS WERE STRONG PERFORMERS FOR THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK PERFORMERS?

In terms of total return, the Portfolio's best-performing Underlying Fixed-Income Portfolios during the reporting period were MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio. The Portfolio holding with the lowest total return for the reporting period was MainStay VP Bond Portfolio.


- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the underlying investment options will generally rise.

- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These underlying investment options may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- An investment in the Underlying Cash Management Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Underlying Cash Management Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-302   MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.5%)+
----------------------------------------------------------------------------
EQUITY FUNDS (79.6%)
MainStay ICAP Equity Fund Class I                     300,463   $ 14,479,300
MainStay ICAP International Fund Class I              491,070     21,263,323
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                268,222      7,231,465
MainStay VP Common Stock Portfolio Initial Class
 (a)                                                1,992,758     52,527,832
MainStay VP ICAP Select Equity Portfolio Initial
 Class (a)                                          2,722,017     41,042,883
MainStay VP International Equity Portfolio Initial
 Class (a)                                          1,046,377     20,857,004
MainStay VP Large Cap Growth Portfolio Initial
 Class (a)                                          3,842,652     52,699,001
MainStay VP S&P 500 Index Portfolio Initial Class     414,364     12,833,010
                                                                ------------
                                                                 222,933,818
                                                                ------------
FIXED INCOME FUNDS (19.9%)
MainStay VP Bond Portfolio Initial Class (a)        2,035,125     27,928,050
MainStay VP Floating Rate Portfolio Initial Class
 (a)                                                1,420,586     13,982,014
MainStay VP High Yield Corporate Bond Portfolio
 Initial Class                                      1,285,449     13,921,279
                                                                ------------
                                                                  55,831,343
                                                                ------------
Total Affiliated Investment Companies
 (Cost $254,396,441) (b)                                 99.5%   278,765,161(c)
Cash and Other Assets,
 Less Liabilities                                         0.5      1,522,364
                                                    ---------   ------------
Net Assets                                              100.0%  $280,287,525
                                                    =========   ============

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio/Fund Share Class.
(b)  The cost for federal income tax purposes is $254,836,205.
(c)  At June 30, 2007 net unrealized appreciation was $23,928,956 based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $24,411,881 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $482,925.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $254,396,441)       $278,765,161
Cash                                                 901,264
Receivables:
  Fund shares sold                                 1,636,781
  Interest                                             2,044
Other assets                                           3,597
                                                -------------
    Total assets                                 281,308,847
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    901,262
  NYLIFE Distributors (See Note 3)                    52,115
  Shareholder communication                           26,694
  Professional fees                                   24,961
  Fund shares redeemed                                11,472
  Custodian                                            4,474
Accrued expenses                                         344
                                                -------------
    Total liabilities                              1,021,322
                                                -------------
Net assets                                      $280,287,525
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     14,288
  Service Class                                      222,024
Additional paid-in capital                       254,049,416
Accumulated undistributed net investment
  income                                             496,207
Accumulated undistributed net realized gain on
  investments                                      1,136,870
Net unrealized appreciation on investments        24,368,720
                                                -------------
Net assets                                      $280,287,525
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 16,983,913
                                                =============
Shares of capital stock outstanding                1,428,807
                                                =============
Net asset value per share outstanding           $      11.89
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $263,303,612
                                                =============
Shares of capital stock outstanding               22,202,380
                                                =============
Net asset value per share outstanding           $      11.86
                                                =============

 M-304 MainStay VP Moderate Growth Allocation Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $   781,196
  Interest                                            10,749
                                                 ------------
    Total income                                     791,945
                                                 ------------
EXPENSES:
  Distribution and service--Service Class (See
    Note 3)                                          262,193
  Professional fees                                   24,580
  Shareholder communication                           14,494
  Custodian                                           12,758
  Directors                                            4,358
  Offering (See Note 3)                                1,633
  Miscellaneous                                        2,971
                                                 ------------
    Total expenses                                   322,987
                                                 ------------
Net investment income                                468,958
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from affiliated investment
  company transactions                               152,966
Net change in unrealized appreciation on
  investments                                     15,895,522
                                                 ------------
Net realized and unrealized gain on investments   16,048,488
                                                 ------------
Net increase in net assets resulting from
  operations                                     $16,517,446
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    468,958   $  1,003,125
 Net realized gain from affiliated
  investment company transactions         152,966      2,209,289
 Net change in unrealized
  appreciation on investments          15,895,522      8,473,198
                                     ---------------------------
 Net increase in net assets
  resulting from operations            16,517,446     11,685,612
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --        (92,839)
   Service Class                               --     (1,277,194)
 From net realized gain on investments:
   Initial Class                               --        (50,851)
   Service Class                               --       (791,889)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                              --     (2,212,773)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        6,072,670      9,883,272
   Service Class                       90,311,338    159,330,449
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Initial Class                               --        143,690
   Service Class                               --      2,069,083
                                     ---------------------------
                                       96,384,008    171,426,494
 Cost of shares redeemed:
   Initial Class                         (578,859)      (139,291)
   Service Class                       (6,257,100)    (6,538,012)
                                     ---------------------------
                                       (6,835,959)    (6,677,303)
   Increase in net assets derived
    from capital share transactions    89,548,049    164,749,191
                                     ---------------------------
   Net increase in net assets         106,065,495    174,222,030

NET ASSETS:
Beginning of period                   174,222,030             --
                                     ---------------------------
End of period                        $280,287,525   $174,222,030
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    496,207   $     27,249
                                     ===========================

 M-306 MainStay VP Moderate Growth Allocation Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                     SERVICE CLASS
                                            ----------------------------      ----------------------------
                                                            FEBRUARY 13,                      FEBRUARY 13,
                                            SIX MONTHS        2006(A)         SIX MONTHS        2006(A)
                                              ENDED           THROUGH           ENDED           THROUGH
                                             JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                              2007*             2006            2007*             2006
Net asset value at beginning of period       $ 11.04          $ 10.00          $  11.03         $  10.00
                                            ----------      ------------      ----------      ------------
Net investment income                           0.03             0.16(b)           0.02             0.13(b)
Net realized and unrealized gain on
  investments                                   0.82             1.03              0.81             1.04
                                            ----------      ------------      ----------      ------------
Total from investment operations                0.85             1.19              0.83             1.17
                                            ----------      ------------      ----------      ------------
Less dividends and distributions:
  From net investment income                      --            (0.10)               --            (0.09)
  From net realized gain on investments           --            (0.05)               --            (0.05)
                                            ----------      ------------      ----------      ------------
Total dividends and distributions                 --            (0.15)               --            (0.14)
                                            ----------      ------------      ----------      ------------
Net asset value at end of period             $ 11.89          $ 11.04          $  11.86         $  11.03
                                            ==========      ============      ==========      ============
Total investment return (c)                     7.69%           11.92%             7.56%           11.69%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         0.66%+           1.70%+            0.40%+           1.39%+
  Net expenses                                  0.05%+           0.13%+            0.30%+           0.38%+
Portfolio turnover rate                            1%              46%                1%              46%
Net assets at end of period (in 000's)       $16,984          $10,468          $263,304         $163,754

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                  6.77%   20.17%    10.43%     6.85%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX*
                                                                 -------------------------                --------------
6/30/97                                                                    10000                              10000
                                                                           12956                              13016
                                                                           15891                              15978
                                                                           16976                              17136
                                                                           14452                              14595
                                                                           11809                              11970
                                                                           11829                              12000
                                                                           14035                              14293
                                                                           14869                              15197
                                                                           16139                              16508
6/30/07                                                                    19393                              19907

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS   YEAR()   YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                  6.64%   19.87%     10.15%     6.58%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                       PORTFOLIO (2)                      S&P 500 INDEX*
                                                                 -------------------------                --------------
6/30/97                                                                    10000                              10000
                                                                           12923                              13016
                                                                           15811                              15978
                                                                           16849                              17136
                                                                           14309                              14595
                                                                           11663                              11970
                                                                           11654                              12000
                                                                           13793                              14293
                                                                           14577                              15197
                                                                           15777                              16508
6/30/07                                                                    18912                              19907

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS

S&P 500(R) Index*                                         6.96%   20.59%  10.71%   7.13%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 10.40% and 6.83% for Initial Class shares and 10.13% and 6.57% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-308   MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,067.75            $1.49            $1,023.55             $1.46
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,066.50            $2.77            $1,022.30             $2.71
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.29% for Initial Class and 0.54% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-309

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    96.70
Short-Term Investments (collateral from securities lending                        7.10
  is 3.7%)
Futures Contracts                                                                (0.10)
Liabilities in Excess of Cash and Other Assets                                   (3.70)

See Portfolio of Investments on page M-312 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  AT&T, Inc.
 4.  Citigroup, Inc.
 5.  Microsoft Corp.
 6.  Bank of America Corp.
 7.  Procter & Gamble Co. (The)
 8.  American International Group, Inc.
 9.  Chevron Corp.
10.  Pfizer, Inc.

 M-310   MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP S&P 500 Index Portfolio returned 6.77% for Initial Class shares and 6.64% for Service Class shares. Initial class shares outperformed--and Service Class shares underperformed--the 6.75% return of the average Lipper* Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the 6.96% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2007.

DURING THE FIRST HALF OF 2007, WHICH S&P 500(R) INDEX* SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the greatest positive contributions to the Portfolio's performance during the six months ended June 30, 2007, were energy, technology and industrials. Over the same period, the sectors that made the weakest contributions to the Portfolio's performance were financials, consumer discretionary and utilities.

WHICH S&P 500(R) SECTORS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING PERIOD AND WHICH SECTORS HAD THE LOWEST TOTAL RETURNS?

During the first six months of 2007, the Portfolio sectors with the highest total returns included energy, materials and telecommunications. The Portfolio sector with the lowest total return was financials, followed by consumer discretionary and consumer staples.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, AT&T made the greatest positive contribution to the Portfolio's performance, followed by ExxonMobil and Apple Computer. The weakest individual contribution to the Portfolio's performance came from Citigroup, followed by Amgen and Bank of America.

DURING THE REPORTING PERIOD, WHICH STOCKS IN THE PORTFOLIO HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

RadioShack had the highest total return of any stock in the S&P 500(R) Index* during the six months ended June 30, 2007. Medimmune was next, followed by Amazon.com. For the same period, the S&P 500(R) Index* stock with the lowest total return was Lexmark International, followed by Pulte Homes and Lennar.

WERE THERE ANY CHANGES TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the first half of 2007, there were 20 additions and 20 deletions from the S&P 500(R) Index. Major additions included Kraft Foods, Precision Castparts Corporation and Host Hotels & Resorts Incorporated. Significant deletions included Health Management Associates, ADC Telecommunications and Sanmina-SCI.


Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio seeks to track the performance and weightings of the S&P 500(R) Index.* The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP S&P 500 INDEX PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.mainstayfunds.com     M-311

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (96.7%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)                                         89,555   $    8,611,609
General Dynamics Corp.                                   45,732        3,577,157
Goodrich Corp.                                           13,992          833,364
Honeywell International, Inc.                            88,677        4,990,742
L-3 Communications Holdings, Inc.                        14,116        1,374,757
Lockheed Martin Corp.                                    40,085        3,773,201
Northrop Grumman Corp.                                   39,649        3,087,468
Precision Castparts Corp.                                15,500        1,881,080
Raytheon Co.                                             50,364        2,714,116
Rockwell Collins, Inc.                                   18,814        1,329,021
United Technologies Corp.                               112,717        7,995,017
                                                                  --------------
                                                                      40,167,532
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.9%)
C.H. Robinson Worldwide, Inc.                            19,854        1,042,732
FedEx Corp.                                              34,785        3,860,091
United Parcel Service, Inc. Class B                     120,743        8,814,239
                                                                  --------------
                                                                      13,717,062
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   88,398        1,318,014
                                                                  --------------
AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) (a)                     23,467          815,713
Johnson Controls, Inc.                                   22,268        2,577,966
                                                                  --------------
                                                                       3,393,679
                                                                  --------------
AUTOMOBILES (0.4%)
Ford Motor Co. (b)                                      211,579        1,993,074
General Motors Corp. (b)                                 63,710        2,408,238
Harley-Davidson, Inc.                                    29,108        1,735,128
                                                                  --------------
                                                                       6,136,440
                                                                  --------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc.                                86,487        4,511,162
Brown-Forman Corp. Class B                                8,973          655,747
Coca-Cola Co. (The)                                     228,092       11,931,493
Coca-Cola Enterprises, Inc.                              31,131          747,144
Constellation Brands, Inc. Class A (a)(b)                21,958          533,140
Molson Coors Brewing Co. Class B                          5,165          477,556
Pepsi Bottling Group, Inc. (The)                         15,274          514,428
PepsiCo, Inc.                                           185,104       12,003,994
                                                                  --------------
                                                                      31,374,664
                                                                  --------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)                                         132,178        7,308,122
Biogen Idec, Inc. (a)                                    38,752        2,073,232
Celgene Corp. (a)                                        42,788        2,453,036
Genzyme Corp. (a)                                        29,850        1,922,340
Gilead Sciences, Inc. (a)                               105,326        4,083,489
                                                                  --------------
                                                                      17,840,219
                                                                  --------------


                                                         SHARES            VALUE
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                             19,664   $    1,159,783
Masco Corp.                                              43,009        1,224,466
                                                                  --------------
                                                                       2,384,249
                                                                  --------------
CAPITAL MARKETS (3.6%)
Ameriprise Financial, Inc.                               26,789        1,702,977
Bank of New York Co., Inc. (The)                         85,579        3,546,394
Bear Stearns Cos., Inc. (The)                            13,542        1,895,880
Charles Schwab Corp. (The)                              116,390        2,388,323
E*TRADE Financial Corp. (a)                              48,047        1,061,358
Federated Investors, Inc. Class B                        10,249          392,844
Franklin Resources, Inc.                                 18,978        2,514,016
Goldman Sachs Group, Inc. (The)                          46,600       10,100,550
Janus Capital Group, Inc.                                21,521          599,145
Legg Mason, Inc.                                         14,736        1,449,728
Lehman Brothers Holdings, Inc.                           60,572        4,513,825
Mellon Financial Corp.                                   47,099        2,072,356
Merrill Lynch & Co., Inc.                                99,046        8,278,265
Morgan Stanley                                          120,294       10,090,261
Northern Trust Corp.                                     21,045        1,351,931
State Street Corp. (b)                                   37,775        2,583,810
T. Rowe Price Group, Inc.                                30,039        1,558,724
                                                                  --------------
                                                                      56,100,387
                                                                  --------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                           24,528        1,971,315
Ashland, Inc.                                             6,438          411,710
Dow Chemical Co. (The)                                  108,638        4,803,972
E.I. du Pont de Nemours & Co.                           104,662        5,321,016
Eastman Chemical Co.                                      9,130          587,333
Ecolab, Inc.                                             20,081          857,459
Hercules, Inc. (a)                                       12,294          241,577
International Flavors & Fragrances, Inc.                  8,893          463,681
Monsanto Co.                                             61,569        4,158,370
PPG Industries, Inc.                                     18,615        1,416,788
Praxair, Inc.                                            36,371        2,618,348
Rohm & Haas Co. (b)                                      16,123          881,606
Sigma-Aldrich Corp.                                      15,005          640,263
                                                                  --------------
                                                                      24,373,438
                                                                  --------------
COMMERCIAL BANKS (3.6%)
BB&T Corp.                                               61,011        2,481,927
Comerica, Inc.                                           17,840        1,060,945
Commerce Bancorp, Inc. (b)                               21,000          776,790
Compass Bancshares, Inc.                                 14,599        1,007,039
Fifth Third Bancorp                                      62,668        2,492,306
First Horizon National Corp. (b)                         13,901          542,139
Huntington Bancshares, Inc. (b)                          26,820          609,887

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-312 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
KeyCorp (b)                                              44,841   $    1,539,392
M&T Bank Corp.                                            8,781          938,689
Marshall & Ilsley Corp.                                  28,999        1,381,222
National City Corp. (b)                                  65,512        2,182,860
PNC Financial Services Group, Inc.                       39,042        2,794,626
Regions Financial Corp.                                  80,104        2,651,442
SunTrust Banks, Inc.                                     40,200        3,446,748
Synovus Financial Corp.                                  36,433        1,118,493
U.S. Bancorp (b)                                        197,788        6,517,115
Wachovia Corp.                                          217,667       11,155,434
Wells Fargo & Co.                                       379,854       13,359,465
Zions Bancorp.                                           12,466          958,760
                                                                  --------------
                                                                      57,015,279
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries, Inc. (a)                        28,567          384,512
Avery Dennison Corp.                                     10,541          700,766
Cintas Corp.                                             15,324          604,225
Equifax, Inc.                                            16,524          733,996
Monster Worldwide, Inc. (a)                              14,297          587,607
Pitney Bowes, Inc.                                       24,885        1,165,116
R.R. Donnelley & Sons Co.                                24,515        1,066,648
Robert Half International, Inc.                          19,235          702,077
Waste Management, Inc.                                   58,880        2,299,264
                                                                  --------------
                                                                       8,244,211
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications, Inc. (a)                          7,648          140,188
Avaya, Inc. (a)                                          51,395          865,492
Ciena Corp. (a)                                           9,502          343,307
Cisco Systems, Inc. (a)                                 690,599       19,233,182
Corning, Inc. (a)                                       177,700        4,540,235
JDS Uniphase Corp. (a)(b)                                23,691          318,170
Juniper Networks, Inc. (a)                               63,814        1,606,198
Motorola, Inc.                                          263,326        4,660,870
QUALCOMM, Inc.                                          189,581        8,225,920
Tellabs, Inc. (a)                                        50,394          542,239
                                                                  --------------
                                                                      40,475,801
                                                                  --------------
COMPUTERS & PERIPHERALS (3.8%)
Apple, Inc. (a)                                          98,437       12,013,251
Dell, Inc. (a)                                          258,367        7,376,378
EMC Corp. (a)                                           238,736        4,321,122
Hewlett-Packard Co.                                     297,915       13,292,967
International Business Machines Corp.                   155,433       16,359,323
Lexmark International, Inc. Class A (a)                  10,829          533,978
NCR Corp. (a)                                            20,319        1,067,560
Network Appliance, Inc. (a)                              41,860        1,222,312
QLogic Corp. (a)                                         18,223          303,413


                                                         SHARES            VALUE
COMPUTERS & PERIPHERALS (CONTINUED)
SanDisk Corp. (a)                                        25,302   $    1,238,280
Sun Microsystems, Inc. (a)                              407,761        2,144,823
                                                                  --------------
                                                                      59,873,407
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                               9,813        1,092,874
                                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (b)                                 10,799        1,236,917
                                                                  --------------

CONSUMER FINANCE (0.9%)
American Express Co.                                    135,001        8,259,361
Capital One Financial Corp.                              46,988        3,685,739
SLM Corp.                                                46,152        2,657,432
                                                                  --------------
                                                                      14,602,532
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               11,717          622,993
Bemis Co., Inc.                                          11,801          391,557
Pactiv Corp. (a)                                         15,542          495,634
Sealed Air Corp.                                         18,279          567,015
Temple-Inland, Inc.                                      11,873          730,546
                                                                  --------------
                                                                       2,807,745
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        19,339          959,214
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)                           15,710          917,935
H&R Block, Inc. (b)                                      36,194          845,854
                                                                  --------------
                                                                       1,763,789
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (4.9%)
V  Bank of America Corp.                                505,531       24,715,411
Chicago Mercantile Exchange Holdings, Inc. Class A
 (b)                                                      4,070        2,174,845
CIT Group, Inc.                                          21,868        1,199,022
V  Citigroup, Inc.                                      562,682       28,859,960
JPMorgan Chase & Co.                                    388,581       18,826,750
Moody's Corp.                                            26,681        1,659,558
                                                                  --------------
                                                                      77,435,546
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
V  AT&T, Inc.                                           701,346       29,105,859
CenturyTel, Inc.                                         12,565          616,313
Citizens Communications Co. (b)                          38,376          586,002
Embarq Corp.                                             16,773        1,062,905
Qwest Communications International, Inc. (a)(b)         177,595        1,722,671
Verizon Communications, Inc.                            329,368       13,560,081
Windstream Corp.                                         53,311          786,870
                                                                  --------------
                                                                      47,440,701
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.7%)
Allegheny Energy, Inc. (a)                               18,404   $      952,223
American Electric Power Co., Inc.                        44,897        2,022,161
Duke Energy Corp.                                       141,618        2,591,609
Edison International                                     36,729        2,061,231
Entergy Corp.                                            22,483        2,413,550
Exelon Corp.                                             76,502        5,554,045
FirstEnergy Corp.                                        34,668        2,244,060
FPL Group, Inc.                                          45,957        2,607,600
Pinnacle West Capital Corp.                              11,249          448,273
PPL Corp.                                                43,649        2,042,337
Progress Energy, Inc.                                    29,136        1,328,310
Southern Co. (The)                                       84,793        2,907,552
                                                                  --------------
                                                                      27,172,951
                                                                  --------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Ltd. Class A                          20,823        1,188,785
Emerson Electric Co.                                     90,485        4,234,698
Rockwell Automation, Inc.                                17,977        1,248,323
                                                                  --------------
                                                                       6,671,806
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Agilent Technologies, Inc. (a)                           45,960        1,766,702
Jabil Circuit, Inc.                                      20,811          459,299
Molex, Inc.                                              15,947          478,569
Sanmina-SCI Corp. (a)                                    16,813           52,625
Solectron Corp. (a)                                     102,951          378,860
Tektronix, Inc. (b)                                       9,425          317,999
                                                                  --------------
                                                                       3,454,054
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (2.0%)
Baker Hughes, Inc.                                       36,161        3,042,225
BJ Services Co.                                          33,498          952,683
ENSCO International, Inc.                                17,039        1,039,549
Halliburton Co.                                         103,334        3,565,023
Nabors Industries, Ltd. (a)(b)                           31,993        1,067,926
National-Oilwell Varco, Inc. (a)                         20,245        2,110,339
Noble Corp.                                              15,193        1,481,621
Rowan Cos., Inc.                                         12,311          504,505
Schlumberger, Ltd.                                      133,995       11,381,535
Smith International, Inc.                                22,554        1,322,567
Transocean, Inc. (a)                                     32,734        3,469,149
Weatherford International, Ltd. (a)                      38,307        2,116,079
                                                                  --------------
                                                                      32,053,201
                                                                  --------------
FOOD & STAPLES RETAILING (2.3%)
Costco Wholesale Corp.                                   51,186        2,995,405
CVS Caremark Corp.                                      175,539        6,398,397
Kroger Co. (The)                                         80,163        2,254,985
Safeway, Inc.                                            50,007        1,701,738
SUPERVALU, Inc.                                          23,834        1,103,991
Sysco Corp.                                              69,557        2,294,685


                                                         SHARES            VALUE
FOOD & STAPLES RETAILING (CONTINUED)
Walgreen Co.                                            113,385   $    4,936,783
Wal-Mart Stores, Inc.                                   275,726       13,265,178
Whole Foods Market, Inc. (b)                             15,931          610,157
                                                                  --------------
                                                                      35,561,319
                                                                  --------------
FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co.                               73,806        2,442,241
Campbell Soup Co.                                        24,533          952,126
ConAgra Foods, Inc.                                      57,459        1,543,349
Dean Foods Co.                                           15,029          478,974
General Mills, Inc.                                      39,059        2,281,827
H.J. Heinz Co.                                           36,754        1,744,712
Hershey Co. (The)                                        19,781        1,001,314
Kellogg Co.                                              28,111        1,455,869
Kraft Foods, Inc. Class A                               182,457        6,431,609
McCormick & Co., Inc.                                    14,831          566,248
Sara Lee Corp.                                           84,206        1,465,184
Tyson Foods, Inc. Class A                                28,309          652,239
Wm. Wrigley Jr. Co. (b)                                  24,683        1,365,217
                                                                  --------------
                                                                      22,380,909
                                                                  --------------
GAS UTILITIES (0.1%)
Nicor, Inc. (b)                                           5,038          216,231
Questar Corp.                                            19,360        1,023,176
                                                                  --------------
                                                                       1,239,407
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb, Inc.                                       6,077          421,987
Baxter International, Inc.                               74,118        4,175,808
Becton, Dickinson & Co.                                  27,510        2,049,495
Biomet, Inc.                                             27,516        1,258,032
Boston Scientific Corp. (a)                             134,117        2,057,355
C.R. Bard, Inc.                                          11,665          963,879
Hospira, Inc. (a)                                        17,687          690,500
Medtronic, Inc.                                         131,034        6,795,423
St. Jude Medical, Inc. (a)(b)                            38,961        1,616,492
Stryker Corp.                                            33,421        2,108,531
Varian Medical Systems, Inc. (a)                         14,419          612,952
Zimmer Holdings, Inc. (a)                                26,912        2,284,560
                                                                  --------------
                                                                      25,035,014
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna, Inc.                                              58,369        2,883,429
AmerisourceBergen Corp.                                  21,711        1,074,043
Cardinal Health, Inc.                                    43,773        3,092,125
CIGNA Corp.                                              33,195        1,733,443
Coventry Health Care, Inc. (a)(b)                        17,891        1,031,416
Express Scripts, Inc. (a)                                30,636        1,532,106
Humana, Inc. (a)                                         18,580        1,131,708
Laboratory Corp. of America Holdings (a)(b)              13,328        1,043,049
Manor Care, Inc. (b)                                      8,273          540,144
McKesson Corp.                                           33,645        2,006,588

 M-314 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Medco Health Solutions, Inc. (a)                         31,837   $    2,482,968
Patterson Cos., Inc. (a)                                 15,438          575,374
Quest Diagnostics, Inc.                                  18,232          941,683
Tenet Healthcare Corp. (a)(b)                            53,056          345,395
UnitedHealth Group, Inc.                                152,451        7,796,344
WellPoint, Inc. (a)                                      69,400        5,540,202
                                                                  --------------
                                                                      33,750,017
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                                         22,474          722,090
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp.                                           50,270        2,451,668
Darden Restaurants, Inc.                                 16,433          722,888
Harrah's Entertainment, Inc.                             20,936        1,785,003
Hilton Hotels Corp.                                      43,433        1,453,703
International Game Technology                            38,127        1,513,642
Marriott International, Inc. Class A                     37,388        1,616,657
McDonald's Corp.                                        136,248        6,915,948
Starbucks Corp. (a)                                      85,043        2,231,528
Starwood Hotels & Resorts
 Worldwide, Inc.                                         24,289        1,629,063
Wendy's International, Inc.                               9,850          361,987
Wyndham Worldwide Corp. (a)                              20,738          751,960
Yum! Brands, Inc.                                        59,618        1,950,701
                                                                  --------------
                                                                      23,384,748
                                                                  --------------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp.                                      7,384          652,081
Centex Corp. (b)                                         13,375          536,337
D.R. Horton, Inc. (b)                                    30,755          612,947
Fortune Brands, Inc. (b)                                 17,241        1,420,141
Harman International Industries, Inc.                     7,356          859,181
KB Home (b)                                               8,755          344,684
Leggett & Platt, Inc.                                    20,348          448,673
Lennar Corp. Class A                                     15,454          564,998
Newell Rubbermaid, Inc.                                  31,186          917,804
Pulte Homes, Inc. (b)                                    23,838          535,163
Snap-on, Inc.                                             6,385          322,506
Stanley Works (The)                                       9,113          553,159
Whirlpool Corp.                                           8,770          975,224
                                                                  --------------
                                                                       8,742,898
                                                                  --------------
HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The)                                         17,076        1,060,420
Colgate-Palmolive Co.                                    58,152        3,771,157
Kimberly-Clark Corp.                                     51,511        3,445,571
V  Procter & Gamble Co. (The)                           358,237       21,920,522
                                                                  --------------
                                                                      30,197,670
                                                                  --------------


                                                         SHARES            VALUE
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
AES Corp. (The) (a)                                      74,443   $    1,628,813
Constellation Energy Group, Inc.                         20,428        1,780,709
Dynegy, Inc. Class A (a)                                 45,465          429,190
TXU Corp.                                                51,869        3,490,784
                                                                  --------------
                                                                       7,329,496
                                                                  --------------
INDUSTRIAL CONGLOMERATES (3.9%)
3M Co.                                                   81,971        7,114,263
V  General Electric Co.                               1,170,253       44,797,285
Textron, Inc.                                            14,231        1,566,975
Tyco International, Ltd.                                225,341        7,614,272
                                                                  --------------
                                                                      61,092,795
                                                                  --------------
INSURANCE (4.6%)
ACE, Ltd.                                                37,306        2,332,371
Aflac, Inc. (b)                                          55,864        2,871,410
Allstate Corp. (The)                                     69,095        4,250,033
Ambac Financial Group, Inc.                              11,639        1,014,804
V  American International Group, Inc.                   295,088       20,665,013
Aon Corp.                                                33,764        1,438,684
Assurant, Inc.                                           11,324          667,210
Chubb Corp. (The)                                        46,294        2,506,357
Cincinnati Financial Corp.                               19,507          846,604
Genworth Financial, Inc. Class A                         47,621        1,638,162
Hartford Financial Services
 Group, Inc. (The)                                       36,232        3,569,214
Lincoln National Corp.                                   30,826        2,187,105
Loews Corp.                                              51,443        2,622,564
Marsh & McLennan Cos., Inc.                              63,177        1,950,906
MBIA, Inc. (b)                                           15,062          937,158
MetLife, Inc.                                            84,364        5,439,791
Principal Financial Group, Inc.                          30,256        1,763,622
Progressive Corp. (The)                                  84,258        2,016,294
Prudential Financial, Inc.                               53,136        5,166,413
SAFECO Corp.                                             11,929          742,700
Torchmark Corp.                                          10,820          724,940
Travelers Cos., Inc. (The)                               75,493        4,038,876
Unum Group                                               38,303        1,000,091
XL Capital, Ltd. Class A                                 21,145        1,782,312
                                                                  --------------
                                                                      72,172,634
                                                                  --------------
INTERNET & CATALOG RETAIL (0.2%)
Amazon.com, Inc. (a)                                     35,203        2,408,237
IAC/InterActiveCorp. (a)                                 24,989          864,869
                                                                  --------------
                                                                       3,273,106
                                                                  --------------
INTERNET SOFTWARE & SERVICES (1.4%)
eBay, Inc. (a)                                          128,621        4,139,024
Google, Inc. Class A (a)                                 24,795       12,977,207
VeriSign, Inc. (a)                                       27,557          874,384
Yahoo!, Inc. (a)                                        138,048        3,745,242
                                                                  --------------
                                                                      21,735,857
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
IT SERVICES (1.1%)
Affiliated Computer Services, Inc. Class A (a)           11,109   $      630,102
Automatic Data Processing, Inc.                          62,952        3,051,283
Cognizant Technology Solutions Corp. Class A (a)         16,169        1,214,130
Computer Sciences Corp. (a)                              19,214        1,136,508
Convergys Corp. (a)                                      15,718          381,004
Electronic Data Systems Corp.                            58,264        1,615,661
Fidelity National Information Services, Inc.             18,294          992,998
First Data Corp.                                         85,086        2,779,760
Fiserv, Inc. (a)                                         19,569        1,111,519
Paychex, Inc.                                            38,099        1,490,433
Unisys Corp. (a)                                         38,685          353,581
Western Union Co. (The)                                  87,411        1,820,771
                                                                  --------------
                                                                      16,577,750
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          10,682          348,554
Eastman Kodak Co. (b)                                    32,513          904,837
Hasbro, Inc.                                             18,407          578,164
Mattel, Inc.                                             44,479        1,124,874
                                                                  --------------
                                                                       2,956,429
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                   20,700          632,178
Millipore Corp. (a)(b)                                    6,148          461,653
PerkinElmer, Inc.                                        14,257          371,537
Thermo Fisher Scientific, Inc. (a)                       47,602        2,461,975
Waters Corp. (a)                                         11,539          684,955
                                                                  --------------
                                                                       4,612,298
                                                                  --------------
MACHINERY (1.7%)
Caterpillar, Inc.                                        73,010        5,716,683
Cummins, Inc.                                            11,871        1,201,464
Danaher Corp.                                            26,996        2,038,198
Deere & Co.                                              25,692        3,102,052
Dover Corp.                                              22,835        1,168,010
Eaton Corp.                                              16,585        1,542,405
Illinois Tool Works, Inc.                                46,851        2,538,856
Ingersoll-Rand Co., Ltd. Class A                         34,253        1,877,749
ITT Corp.                                                20,896        1,426,779
PACCAR, Inc.                                             27,931        2,431,114
Pall Corp.                                               14,098          648,367
Parker Hannifin Corp.                                    13,278        1,300,049
Terex Corp. (a)                                          11,519          936,495
                                                                  --------------
                                                                      25,928,221
                                                                  --------------
MEDIA (3.3%)
CBS Corp. Class B                                        83,577        2,784,786
Citadel Broadcasting Corp. (b)                           17,302          111,598


                                                         SHARES            VALUE
MEDIA (CONTINUED)
Clear Channel Communications, Inc.                       55,864   $    2,112,776
Comcast Corp. Class A (a)                               354,038        9,955,549
DIRECTV Group, Inc. (The) (a)                            87,696        2,026,655
Dow Jones & Co., Inc. (b)                                 7,560          434,322
E.W. Scripps Co. (The) Class A                            9,332          426,379
Gannett Co., Inc.                                        26,568        1,459,912
Interpublic Group of
 Cos., Inc. (The) (a)(b)                                 53,037          604,622
McGraw-Hill Cos., Inc. (The)                             38,990        2,654,439
Meredith Corp.                                            4,357          268,391
New York Times Co. (The) Class A (b)                     16,133          409,778
News Corp. Class A                                      265,700        5,635,497
Omnicom Group, Inc.                                      37,760        1,998,259
Time Warner, Inc.                                       432,013        9,089,554
Tribune Co.                                               8,531          250,811
Viacom, Inc. Class B (a)                                 78,218        3,256,215
Walt Disney Co. (The)                                   225,309        7,692,049
                                                                  --------------
                                                                      51,171,592
                                                                  --------------
METALS & MINING (0.9%)
Alcoa, Inc.                                              98,428        3,989,287
Allegheny Technologies, Inc.                             11,537        1,210,001
Freeport-McMoRan Copper & Gold, Inc. Class B (b)         42,348        3,507,261
Newmont Mining Corp.                                     50,549        1,974,444
Nucor Corp.                                              34,108        2,000,434
United States Steel Corp.                                13,389        1,456,054
                                                                  --------------
                                                                      14,137,481
                                                                  --------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)                                       12,841          377,782
Dillard's, Inc. Class A                                   6,988          251,079
Dollar General Corp.                                     35,081          768,976
Family Dollar Stores, Inc.                               17,102          586,941
J.C. Penney Co., Inc. (b)                                25,502        1,845,835
Kohl's Corp. (a)                                         36,863        2,618,379
Macys, Inc.                                              51,983        2,067,884
Nordstrom, Inc.                                          25,650        1,311,228
Sears Holdings Corp. (a)                                  9,386        1,590,927
Target Corp.                                             96,998        6,169,073
                                                                  --------------
                                                                      17,588,104
                                                                  --------------
MULTI-UTILITIES (1.1%)
Ameren Corp.                                             23,121        1,133,160
CenterPoint Energy, Inc.                                 36,248          630,715
CMS Energy Corp.                                         24,952          429,174
Consolidated Edison, Inc.                                30,746        1,387,260
Dominion Resources, Inc.                                 39,419        3,402,254
DTE Energy Co.                                           20,026          965,654
Integrys Energy Group, Inc.                               8,539          433,183
KeySpan Corp.                                            19,681          826,208
NiSource, Inc.                                           30,698          635,756

 M-316 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
PG&E Corp.                                               39,741   $    1,800,267
Public Service Enterprise Group, Inc.                    28,593        2,509,894
Sempra Energy                                            29,636        1,755,340
TECO Energy, Inc.                                        23,502          403,764
Xcel Energy, Inc. (b)                                    45,605          933,534
                                                                  --------------
                                                                      17,246,163
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         107,465        1,985,953
                                                                  --------------

OIL, GAS & CONSUMABLE FUELS (8.4%)
Anadarko Petroleum Corp.                                 52,428        2,725,732
Apache Corp.                                             37,441        3,054,811
Chesapeake Energy Corp.                                  46,880        1,622,048
V  Chevron Corp.                                        244,512       20,597,691
ConocoPhillips                                          185,805       14,585,693
CONSOL Energy, Inc.                                      20,725          955,630
Devon Energy Corp.                                       50,349        3,941,823
El Paso Corp.                                            78,491        1,352,400
EOG Resources, Inc.                                      27,648        2,019,963
V  ExxonMobil Corp.                                     640,784       53,748,962
Hess Corp.                                               30,479        1,797,042
Marathon Oil Corp.                                       78,238        4,691,150
Murphy Oil Corp.                                         20,999        1,248,181
Occidental Petroleum Corp.                               94,927        5,494,375
Peabody Energy Corp. (b)                                 29,809        1,442,159
Spectra Energy Corp.                                     70,811        1,838,254
Sunoco, Inc.                                             13,886        1,106,436
Valero Energy Corp.                                      62,452        4,612,705
Williams Cos., Inc.                                      67,243        2,126,224
XTO Energy, Inc.                                         43,576        2,618,918
                                                                  --------------
                                                                     131,580,197
                                                                  --------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  49,558        1,935,240
MeadWestvaco Corp.                                       20,338          718,338
Weyerhaeuser Co.                                         24,528        1,935,995
                                                                  --------------
                                                                       4,589,573
                                                                  --------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                      49,813        1,830,628
Estee Lauder Cos., Inc. (The) Class A                    13,203          600,869
                                                                  --------------
                                                                       2,431,497
                                                                  --------------
PHARMACEUTICALS (6.1%)
Abbott Laboratories                                     174,762        9,358,505
Allergan, Inc.                                           34,750        2,002,990
Barr Pharmaceuticals, Inc. (a)                           11,943          599,897
Bristol-Myers Squibb Co.                                223,706        7,060,161
Eli Lilly & Co.                                         111,733        6,243,640
Forest Laboratories, Inc. (a)                            35,809        1,634,681


                                                         SHARES            VALUE
PHARMACEUTICALS (CONTINUED)
Johnson & Johnson                                       329,473   $   20,302,126
King Pharmaceuticals, Inc. (a)                           27,317          558,906
Merck & Co., Inc.                                       246,548       12,278,090
Mylan Laboratories, Inc. (b)                             27,744          504,663
V  Pfizer, Inc.                                         798,384       20,414,679
Schering-Plough Corp.                                   168,451        5,127,648
Watson Pharmaceuticals, Inc. (a)                         11,515          374,583
Wyeth                                                   152,441        8,740,967
                                                                  --------------
                                                                      95,201,536
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management Co.
 Class A (b)                                             10,903          549,729
Archstone-Smith Trust (b)                                25,337        1,497,670
AvalonBay Communities, Inc.                               8,905        1,058,626
Boston Properties, Inc.                                  13,458        1,374,466
Developers Diversified Realty Corp.                      14,529          765,824
Equity Residential                                       33,325        1,520,620
General Growth Properties, Inc.                          22,300        1,180,785
Host Hotels & Resorts, Inc. (b)                          58,852        1,360,658
Kimco Realty Corp. (b)                                   25,436          968,349
Plum Creek Timber Co., Inc.                              20,191          841,157
ProLogis                                                 28,971        1,648,450
Public Storage                                           13,686        1,051,359
Simon Property Group, Inc.                               25,134        2,338,467
Vornado Realty Trust                                     14,732        1,618,163
                                                                  --------------
                                                                      17,774,323
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc. Class A (a)                 20,604          752,046
                                                                  --------------

ROAD & RAIL (0.8%)
Burlington Northern Santa Fe Corp.                       40,469        3,445,531
CSX Corp.                                                49,033        2,210,408
Norfolk Southern Corp.                                   44,806        2,355,451
Ryder System, Inc. (b)                                    7,053          379,451
Union Pacific Corp.                                      30,691        3,534,069
                                                                  --------------
                                                                      11,924,910
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices, Inc. (a)(b)                      62,843          898,655
Altera Corp. (b)                                         40,403          894,118
Analog Devices, Inc.                                     37,763        1,421,399
Applied Materials, Inc.                                 158,192        3,143,275
Broadcom Corp. Class A (a)                               52,770        1,543,523
Intel Corp.                                             660,906       15,703,127
KLA-Tencor Corp. (b)                                     22,311        1,225,989
Linear Technology Corp. (b)                              28,916        1,046,181
LSI Corp. (a)                                            87,067          653,873
Maxim Integrated Products, Inc.                          36,287        1,212,349
MEMC Electronic Materials, Inc. (a)                      25,400        1,552,448
Micron Technology, Inc. (a)(b)                           85,077        1,066,015

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
National Semiconductor Corp. (b)                         32,581   $      921,065
Novellus Systems, Inc. (a)(b)                            13,881          393,804
NVIDIA Corp. (a)                                         41,331        1,707,384
PMC-Sierra, Inc. (a)                                      6,661           51,490
Teradyne, Inc. (a)(b)                                    22,168          389,713
Texas Instruments, Inc.                                 163,437        6,150,134
Xilinx, Inc.                                             33,891          907,262
                                                                  --------------
                                                                      40,881,804
                                                                  --------------
SOFTWARE (3.1%)
Adobe Systems, Inc. (a)                                  66,674        2,676,961
Autodesk, Inc. (a)                                       26,007        1,224,410
BMC Software, Inc. (a)                                   23,073          699,112
CA, Inc.                                                 46,237        1,194,302
Citrix Systems, Inc. (a)                                 20,664          695,757
Compuware Corp. (a)                                      36,698          435,238
Electronic Arts, Inc. (a)                                34,868        1,649,954
Intuit, Inc. (a)                                         39,328        1,182,986
V  Microsoft Corp.                                      957,666       28,222,417
Novell, Inc. (a)                                         38,170          297,344
Oracle Corp. (a)                                        451,262        8,894,374
Symantec Corp. (a)                                      102,464        2,069,773
                                                                  --------------
                                                                      49,242,628
                                                                  --------------
SPECIALTY RETAIL (1.8%)
Abercrombie & Fitch Co. Class A                           9,870          720,313
AutoNation, Inc. (a)                                     17,217          386,349
AutoZone, Inc. (a)                                        5,682          776,275
Bed Bath & Beyond, Inc. (a)                              31,778        1,143,690
Best Buy Co., Inc.                                       45,716        2,133,566
Circuit City Stores, Inc. (b)                            15,846          238,958
Gap, Inc. (The)                                          59,408        1,134,693
Home Depot, Inc.                                        224,531        8,835,295
Limited Brands, Inc.                                     38,246        1,049,853
Lowe's Cos., Inc.                                       171,895        5,275,458
Office Depot, Inc. (a)                                   31,892          966,328
OfficeMax, Inc.                                           8,378          329,255
RadioShack Corp. (b)                                     15,089          500,049
Sherwin-Williams Co. (The)                               12,791          850,218
Staples, Inc.                                            81,738        1,939,643
Tiffany & Co.                                            15,544          824,765
TJX Cos., Inc.                                           51,374        1,412,785
                                                                  --------------
                                                                      28,517,493
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                          41,951        1,988,058
Jones Apparel Group, Inc.                                12,660          357,645
Liz Claiborne, Inc. (b)                                  11,626          433,650
NIKE, Inc. Class B                                       42,455        2,474,702


                                                         SHARES            VALUE
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
Polo Ralph Lauren Corp.                                   6,775   $      664,695
VF Corp.                                                 10,249          938,603
                                                                  --------------
                                                                       6,857,353
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.3%)
Countrywide Financial Corp. (b)                          66,761        2,426,762
Fannie Mae                                              110,666        7,229,810
Freddie Mac                                              75,180        4,563,426
Hudson City Bancorp, Inc.                                56,648          692,239
MGIC Investment Corp. (b)                                 9,486          539,374
Sovereign Bancorp, Inc. (b)                              40,380          853,633
Washington Mutual, Inc.                                 100,713        4,294,402
                                                                  --------------
                                                                      20,599,646
                                                                  --------------
TOBACCO (1.2%)
Altria Group, Inc.                                      239,246       16,780,714
Reynolds American, Inc. (b)                              19,261        1,255,817
UST, Inc.                                                18,108          972,581
                                                                  --------------
                                                                      19,009,112
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                                       8,132          756,683
                                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL Corp.                                             39,319        2,655,998
Sprint Nextel Corp.                                     328,702        6,807,418
                                                                  --------------
                                                                       9,463,416
                                                                  --------------
Total Common Stocks
 (Cost $924,688,744)                                               1,517,509,880(f)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.1%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.3%)
Barton Capital LLC
 5.29%, due 7/5/07 (c)                              $ 1,633,906        1,633,906
Clipper Receivables Corp.
 5.291%, due 7/17/07 (c)                              1,307,124        1,307,124
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (c)                              2,941,030        2,941,030
Compass Securitization
 5.292%, due 7/3/07 (c)                                 326,781          326,781
 5.303%, due 7/13/07 (c)                                980,343          980,343
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (c)                                980,343          980,343
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (c)                                 971,328          971,328

 M-318 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
 5.21%, due 7/27/07                                 $12,900,000   $   12,851,460
 5.21%, due 7/27/07                                   2,900,000        2,889,088
John Deere Bank
 5.26%, due 7/13/07                                     700,000          698,772
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (c)                                653,562          653,562
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (c)                               1,307,124        1,307,124
Merrill Lynch & Co., Inc.
 5.23%, due 7/31/07                                   9,500,000        9,458,596
National City Credit Corp.
 5.215%, due 8/3/07                                  10,100,000       10,051,718
Old Line Funding LLC
 5.279%, due 7/2/07 (c)                                 653,562          653,562
 5.286%, due 7/2/07 (c)                                 980,343          980,343
Three Pillars Funding LLC
 5.304%, due 7/16/07 (c)                              1,960,687        1,960,687
Yorktown Capital LLC
 5.295%, due 7/3/07 (c)                                 980,343          980,343
 5.303%, due 7/24/07 (c)                                653,562          653,562
                                                                  --------------
Total Commercial Paper
 (Cost $52,279,672)                                                   52,279,672
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (c)               3,038,014        3,038,014
                                                                  --------------
Total Investment Company
 (Cost $3,038,014)                                                     3,038,014
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,307,721
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $1,368,782 and a Market Value
 of $1,349,571) (c)                                 $ 1,307,124        1,307,124
                                                                  --------------
Total Repurchase Agreement
 (Cost $1,307,124)                                                     1,307,124
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (2.3%)
Abbey National PLC
 5.28%, due 7/6/07 (c)                              $ 2,614,249   $    2,614,249
 5.29%, due 7/2/07 (c)                                2,287,468        2,287,468
Bank of America Corp.
 5.29%, due 8/16/07 (c)(d)                            2,614,249        2,614,249
Barclays
 5.31%, due 8/20/07 (c)                               2,614,249        2,614,249
Calyon
 5.30%, due 8/13/07 (c)                               2,614,249        2,614,249
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (c)                               1,960,687        1,960,687
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (c)                               1,960,687        1,960,687
Deutsche Bank AG
 5.28%, due 7/10/07 (c)                               2,287,468        2,287,468
Fortis Bank
 5.30%, due 7/30/07 (c)                               1,307,124        1,307,124
Rabobank Nederland
 5.29%, due 7/18/07 (c)                               2,287,468        2,287,468
Royal Bank of Canada
 5.285%, due 8/3/07 (c)                               4,901,717        4,901,717
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (c)                                4,901,717        4,901,717
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (c)                               1,960,687        1,960,687
UBS AG
 5.277%, due 7/3/07 (c)                               2,614,249        2,614,249
                                                                  --------------
Total Time Deposits
 (Cost $36,926,268)                                                   36,926,268
                                                                  --------------

U.S. GOVERNMENT (1.2%)
United States Treasury Bills
 4.506%, due 10/18/07 (e)                             3,100,000        3,056,541
 4.533%, due 10/11/07                                15,400,000       15,196,366
                                                                  --------------
Total U.S. Government
 (Cost $18,249,321)                                                   18,252,907
                                                                  --------------
Total Short-Term Investments
 (Cost $111,800,399)                                                 111,803,985
                                                                  --------------
Total Investments
 (Cost $1,036,489,143) (g)                                103.8%   1,629,313,865(h)
Liabilities in Excess of
 Cash and Other Assets                                     (3.8)     (59,543,601)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,569,770,264
                                                    ===========   ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                              CONTRACTS            UNREALIZED
                                                   LONG      DEPRECIATION (I)
FUTURES CONTRACTS (-0.1%)
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini September 2007                                701   $          (907,481)
                                                          -------------------
Total Futures Contracts
 (Settlement Value $53,114,770)(f)                        $          (907,481)
                                                          ===================

++   Less than one-tenth of a percent.
+++  All of the Portfolio's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at June 30, 2007.
(e)  Segregated as collateral for futures contracts.
(f)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts represents 100.1% of net assets.
(g)  The cost for federal income tax purposes is $1,059,111,565.
(h)  At June 30, 2007 net unrealized appreciation was $570,202,300, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $640,878,271 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $70,675,971.
(i)  Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2007.

 M-320 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,036,489,143) including
  $55,731,230 market value of securities
  loaned                                      $1,629,313,865
Cash                                                  91,762
Receivables:
  Dividends and interest                           1,650,834
  Fund shares sold                                   254,549
Other assets                                          14,434
                                              --------------
    Total assets                               1,631,325,444
                                              --------------

LIABILITIES:
Securities lending collateral                     57,601,445
Payables:
  Fund shares redeemed                             2,254,119
  Investment securities purchased                    884,065
  Shareholder communication                          283,006
  Administrator (See Note 3)                         261,317
  Professional fees                                   80,771
  NYLIFE Distributors (See Note 3)                    62,811
  Variation margin on futures contracts               57,640
  Adviser (See Note 3)                                53,213
  Custodian                                           11,062
Accrued expenses                                       5,731
                                              --------------
    Total liabilities                             61,555,180
                                              --------------
Net assets                                    $1,569,770,264
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                               $      409,071
  Service Class                                       98,288
Additional paid-in capital                     1,094,835,106
Accumulated undistributed net investment
  income                                          35,754,794
Accumulated net realized loss on investments    (153,244,236)
Net unrealized appreciation on investments
  and futures contracts                          591,917,241
                                              --------------
Net assets                                    $1,569,770,264
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,266,909,240
                                              ==============
Shares of capital stock outstanding               40,907,125
                                              ==============
Net asset value per share outstanding         $        30.97
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  302,861,024
                                              ==============
Shares of capital stock outstanding                9,828,778
                                              ==============
Net asset value per share outstanding         $        30.81
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $14,402,215
  Interest                                           706,804
  Income from securities loaned--net                  48,958
                                                 ------------
    Total income                                  15,157,977
                                                 ------------
EXPENSES:
  Administration (See Note 3)                      1,525,850
  Advisory (See Note 3)                              696,161
  Distribution and service--Service Class
    (See Note 3)                                     359,378
  Shareholder communication                          134,753
  Professional fees                                  104,243
  Directors                                           38,056
  Custodian                                           23,932
  Miscellaneous                                       34,165
                                                 ------------
    Total expenses before waiver                   2,916,538
  Expense waiver from Manager (See Note 3)          (381,457)
                                                 ------------
    Net expenses                                   2,535,081
                                                 ------------
Net investment income                             12,622,896
                                                 ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on:
  Security transactions                            4,406,169
  Futures transactions                             1,129,057
                                                 ------------
Net realized gain on investments and futures
  transactions                                     5,535,226
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                           82,722,400
  Futures contracts                                 (930,518)
                                                 ------------
Net change in unrealized appreciation on
  investments and futures contracts               81,791,882
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                        87,327,108
                                                 ------------
Net increase in net assets resulting from
  operations                                     $99,950,004
                                                 ============

 M-322 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                          2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   12,622,896   $   23,413,955
 Net realized gain (loss) on
  investments and futures
  transactions                       5,535,226      (25,912,307)
 Net change in unrealized
  appreciation on investments
  and futures contracts             81,791,882      210,393,891
                                -------------------------------
 Net increase in net assets
  resulting from operations         99,950,004      207,895,539
                                -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                            --       (6,263,748)
   Service Class                            --         (944,308)
                                -------------------------------
 Total dividends to
  shareholders                              --       (7,208,056)
                                -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    47,608,627       58,779,419
   Service Class                    22,565,234       41,809,550
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                            --        6,263,748
   Service Class                            --          944,308
                                -------------------------------
                                    70,173,861      107,797,025
 Cost of shares redeemed:
   Initial Class                  (103,365,285)    (217,783,767)
   Service Class                   (12,969,762)     (16,120,316)
                                -------------------------------
                                  (116,335,047)    (233,904,083)
   Decrease in net assets
    derived from capital share
    transactions                   (46,161,186)    (126,107,058)
                                -------------------------------
   Net increase in net assets       53,788,818       74,580,425

NET ASSETS:
Beginning of period              1,515,981,446    1,441,401,021
                                -------------------------------
End of period                   $1,569,770,264   $1,515,981,446
                                ===============================
Accumulated undistributed net
 investment income at end of
 period                         $   35,754,794   $   23,131,898
                                ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                INITIAL CLASS
                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                              YEAR ENDED DECEMBER 31,
                                              2007*           2006           2005           2004              2003          2002
Net asset value at beginning of period      $   29.01      $    25.25     $    24.38     $    22.40        $    17.68     $  23.14
                                            ----------     ----------     ----------     ----------        ----------     --------
Net investment income                            0.25(b)         0.44(b)        0.41(b)        0.37(b)(c)        0.27(b)      0.26
Net realized and unrealized gain (loss) on
  investments                                    1.71            3.47           0.76           1.98              4.72        (5.40)
                                            ----------     ----------     ----------     ----------        ----------     --------
Total from investment operations                 1.96            3.91           1.17           2.35              4.99        (5.14)
                                            ----------     ----------     ----------     ----------        ----------     --------
Less dividends and distributions:
  From net investment income                       --           (0.15)         (0.30)         (0.37)            (0.27)       (0.26)
  From net realized gain on investments            --              --             --             --                --        (0.06)
  Return of capital                                --              --             --             --             (0.00)(d)       --
                                            ----------     ----------     ----------     ----------        ----------     --------
Total dividends and distributions                  --           (0.15)         (0.30)         (0.37)            (0.27)       (0.32)
                                            ----------     ----------     ----------     ----------        ----------     --------
Net asset value at end of period            $   30.97      $    29.01     $    25.25     $    24.38        $    22.40     $  17.68
                                            ==========     ==========     ==========     ==========        ==========     ========
Total investment return                          6.77%(f)       15.45%          4.77%(e)      10.49%            28.19%      (22.21%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.70%+          1.66%          1.68%          1.64%(c)          1.40%        1.25%
  Net expenses                                   0.29%+          0.35%          0.19%          0.39%             0.39%        0.38%
  Expenses (before waiver/reimbursement)         0.34%+          0.35%          0.34%          0.39%             0.39%        0.38%
Portfolio turnover rate                             2%              5%             5%             3%                3%           5%
Net assets at end of period (in 000's)      $1,266,909     $1,241,402     $1,227,193     $1,322,061        $1,239,412     $977,306

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.62% and 4.35% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-324 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                SERVICE CLASS
    -----------------------------------------------------------------------------------------------------
                                                                                              JUNE 5,
    SIX MONTHS                                                                                2003(A)
      ENDED                                                                                   THROUGH
     JUNE 30,                             YEAR ENDED DECEMBER 31,                          DECEMBER 31,
      2007*                  2006                  2005                  2004                  2003
     $  28.90              $  25.18              $  24.34              $  22.38              $  19.95
    ----------          ---------------       ---------------       ---------------       ---------------
         0.22 (b)              0.38 (b)              0.35 (b)              0.34 (b)(c)           0.12 (b)
         1.69                  3.44                  0.74                  1.95                  2.56
    ----------          ---------------       ---------------       ---------------       ---------------
         1.91                  3.82                  1.09                  2.29                  2.68
    ----------          ---------------       ---------------       ---------------       ---------------
           --                 (0.10)                (0.25)                (0.33)                (0.25)
           --                    --                    --                    --                    --
           --                    --                    --                    --                 (0.00) (d)
    ----------          ---------------       ---------------       ---------------       ---------------
           --                 (0.10)                (0.25)                (0.33)                (0.25)
    ----------          ---------------       ---------------       ---------------       ---------------
     $  30.81              $  28.90              $  25.18              $  24.34              $  22.38
    ==========          ===============       ===============       ===============       ===============
         6.64%(f)             15.16%                 4.47%(e)             10.22%                13.50%(f)
         1.45%+                1.41%                 1.43%                 1.39%(c)              1.15%+(g)
         0.54%+                0.60%                 0.44%                 0.64%                 0.64%+
         0.59%+                0.60%                 0.59%                 0.64%                 0.64%+
            2%                    5%                    5%                    3%                    3%
     $302,861              $274,579              $214,208              $147,699              $ 39,440

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                 6.05%    6.19%   8.81%     4.17%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                 INDEX                RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         -------------------
7/2/01                                                    10000                       10000                       10000
                                                           8379                        7500                        9140
                                                           8124                        7551                        8990
                                                          10176                        9933                       11990
                                                          10958                       10359                       13123
                                                          12035                       11870                       15036
6/30/07                                                   12780                       13867                       17507

SERVICE CLASS(1)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                 5.92%    5.92%   8.54%     3.91%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                 INDEX                 RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         -------------------
7/2/01                                                    10000                       10000                       10000
                                                           8358                        7500                        9140
                                                           8083                        7551                        8990
                                                          10101                        9933                       11990
                                                          10849                       10359                       13123
                                                          11888                       11870                       15036
6/30/07                                                   12592                       13867                       17507

                                                          SIX      ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    INCEPTION

Russell 2000(R) Growth Index*                            9.33%    16.83%   13.08%     5.60%
Russell 2000(R) Index*                                   6.45     16.43    13.88      9.78

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-326   MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,060.80            $4.91            $1,020.20             $4.81
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,059.55            $6.18            $1,018.95             $6.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.96% for Initial Class and 1.21% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-327

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.1
Short-Term Investments (collateral from securities lending                        33.4
  is 30.4%)
Liabilities in Excess of Cash and Other Assets                                   (30.5)

See Portfolio of Investments on page M-330 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Warnaco Group, Inc. (The)
 2.  Buffalo Wild Wings, Inc.
 3.  Sanderson Farms, Inc.
 4.  PAREXEL International Corp.
 5.  NETGEAR, Inc.
 6.  Houston Wire & Cable Co.
 7.  Dawson Geophysical Co.
 8.  Aeropostale, Inc.
 9.  Hittite Microwave Corp.
10.  Ceradyne, Inc.

 M-328   MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP SMALL CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Small Cap Growth Portfolio returned 6.05% for Initial Class shares and 5.92% for Service Class shares. Both share classes underperformed the 10.96% return of the average Lipper* Variable Products Small Cap Growth Portfolio and the 9.33% return of the Russell 2000(R) Growth Index* for the six months ended June 30, 2007. The Russell 2000(R) Growth Index* is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, WHICH SECTORS HAD THE GREATEST POSITIVE IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

The most important factor in the Portfolio's relative underperformance during the six months ended June 30, 2007, was poor stock selection in the information technology sector. Favorable stock selection in the energy and consumer staples sectors helped the Portfolio's performance during the reporting period, as did an underweight position in health care and an overweight position in energy.

WHAT WERE SOME OF THE PORTFOLIO'S STOCK-SPECIFIC SUCCESS STORIES DURING THE REPORTING PERIOD AND WHICH STOCKS LOST GROUND?

On an absolute basis, the Portfolio's top performers during the reporting period included Dawson Geophysical, Warnaco Group and Buffalo Wild Wings. Seismic-data-services provider Dawson Geophysical benefited from high oil prices, which created strong demand for its energy-exploration services. Apparel manufacturer Warnaco Group reported better-than-expected earnings that stemmed from good product sales and from the company's restructuring program. Restaurant operator Buffalo Wild Wings experienced sharp growth in revenues and earnings as the company expanded its restaurant operations throughout the country.

Disappointing stocks included Rogers Corp., STEC and Palomar Medical Technologies. Each of these companies reported weaker-than-expected earnings growth during the reporting period. Rogers Corp. suffered from a sharp falloff in demand for its cellular phone components, and STEC was hurt by declining DRAM (dynamic random access memory) prices and by the costs of new product development. Palomar's performance dragged as a result of higher operating costs and higher taxes in connection with an acquisition.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

In addition to adding Warnaco Group and Buffalo Wild Wings, we also established positions in poultry processor Sanderson Farms and energy-separation-equipment provider NATCO Group. Each of these purchases contributed positively to the Portfolio's performance during the reporting period.

WHICH STOCKS DID THE PORTFOLIO SELL DURING THE REPORTING PERIOD?

During the reporting period, we eliminated the Portfolio's holdings in electronic lighting manufacturer Daktronics and biotechnology firms Progenics Pharmaceuticals and Nektar Therapeutics. We also sold the Portfolio's entire position in semiconductor equipment supplier Cymer. All four of these companies have since experienced disappointing results, and the sales helped the Portfolio's relative performance.

HOW DID YOU ADJUST THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE REPORTING
PERIOD?

During the six months ended June 30, 2007, we increased the Portfolio's weightings in industrials and consumer staples. We decreased the Portfolio's weightings in health care and financials.

As of June 30, 2007, the Fund was overweight relative to the Russell 2000(R) Growth Index in the energy, consumer staples and industrials sectors. On the same date, the Portfolio was underweight in health care, financials and telecommunication services. The cumulative effect of the Portfolio's relative sector positioning had a positive impact on the Portfolio's performance during the reporting period.


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-329

PORTFOLIO OF INVESTMENTS JUNE 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (97.1%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.4%)
AAR Corp. (a)(b)                                        75,100   $  2,479,051
V  Ceradyne, Inc. (a)(b)                                38,750      2,865,950
Triumph Group, Inc.                                     41,800      2,736,646
                                                                 ------------
                                                                    8,081,647
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.5%)
HUB Group, Inc. Class A (a)                             75,600      2,658,096
                                                                 ------------

AIRLINES (1.4%)
Republic Airways Holdings, Inc. (a)                    123,800      2,519,330
                                                                 ------------

BEVERAGES (1.4%)
Central European Distribution Corp. (a)(b)              73,800      2,554,956
                                                                 ------------
CAPITAL MARKETS (2.7%)
Cohen & Steers, Inc. (b)                                54,600      2,372,370
optionsXpress Holdings, Inc. (b)                        96,600      2,478,756
                                                                 ------------
                                                                    4,851,126
                                                                 ------------
COMMERCIAL BANKS (0.9%)
Frontier Financial Corp. (b)                            75,100      1,692,003
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (4.2%)
Interface, Inc. Class A                                148,450      2,799,767
Knoll, Inc. (b)                                         99,700      2,233,280
Layne Christensen Co. (a)(b)                            64,500      2,641,275
                                                                 ------------
                                                                    7,674,322
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.7%)
V  NETGEAR, Inc. (a)                                    83,500      3,026,876
                                                                 ------------

COMPUTERS & PERIPHERALS (0.6%)
STEC, Inc. (a)(b)                                      173,000      1,112,390
                                                                 ------------

CONSUMER FINANCE (2.8%)
Cash America International, Inc.                        31,200      1,237,080
EZCORP, Inc. Class A (a)                               135,100      1,788,724
World Acceptance Corp. a                                46,700      1,995,491
                                                                 ------------
                                                                    5,021,295
                                                                 ------------
ELECTRICAL EQUIPMENT (1.2%)
II-VI, Inc. (a)                                         78,500      2,132,845
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5.3%)
Benchmark Electronics, Inc. (a)(b)                      90,000      2,035,800
Novatel, Inc. (a)                                       52,900      1,920,270
OYO Geospace Corp. (a)(b)                               30,200      2,240,538


                                                        SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Rogers Corp. (a)                                        37,100   $  1,372,700
Technitrol, Inc.                                        73,400      2,104,378
                                                                 ------------
                                                                    9,673,686
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (12.1%)
Atwood Oceanics, Inc. (a)(b)                            35,900      2,463,458
V  Dawson Geophysical Co. (a)                           48,200      2,962,372
Dril-Quip, Inc. (a)                                     44,800      2,013,760
Gulf Island Fabrication, Inc.                           47,600      1,651,720
Gulfmark Offshore, Inc. (a)                             46,900      2,402,218
Hornbeck Offshore Services, Inc. (a)(b)                 49,100      1,903,116
Lufkin Industries, Inc.                                 30,200      1,949,410
NATCO Group, Inc. Class A (a)                           55,100      2,536,804
TETRA Technologies, Inc. (a)                            68,500      1,931,700
W-H Energy Services, Inc. (a)                           36,100      2,234,951
                                                                 ------------
                                                                   22,049,509
                                                                 ------------
FOOD PRODUCTS (1.8%)
V  Sanderson Farms, Inc. (b)                            72,400      3,259,448
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Cutera, Inc. (a)                                        79,100      1,971,172
Immucor, Inc. (a)                                       75,100      2,100,547
Palomar Medical Technologies, Inc. (a)(b)               43,300      1,502,943
                                                                 ------------
                                                                    5,574,662
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
Amedisys, Inc. (a)                                      66,700      2,423,211
AMERIGROUP Corp. (a)(b)                                 46,200      1,099,560
Bio-Reference Laboratories, Inc. (a)(b)                 54,600      1,493,310
Healthspring, Inc. (a)(b)                              107,800      2,054,668
                                                                 ------------
                                                                    7,070,749
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.8%)
V  Buffalo Wild Wings, Inc. (a)(b)                      79,000      3,285,610
                                                                 ------------

HOUSEHOLD DURABLES (1.5%)
Tempur-Pedic International, Inc. (b)                   107,200      2,776,480
                                                                 ------------

INSURANCE (1.2%)
Tower Group, Inc.                                       70,500      2,248,950
                                                                 ------------

INTERNET SOFTWARE & SERVICES (1.1%)
Travelzoo, Inc. (a)(b)                                  73,300      1,949,047
                                                                 ------------

IT SERVICES (2.4%)
Ness Technologies, Inc. (a)                            153,900      2,002,239
Sykes Enterprises, Inc. (a)                            124,200      2,358,558
                                                                 ------------
                                                                    4,360,797
                                                                 ------------

 M-330 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES (1.8%)
V  PAREXEL International Corp. (a)                      75,700   $  3,183,942
                                                                 ------------
MACHINERY (1.4%)
Gardner Denver, Inc. (a)                                58,700      2,497,685
                                                                 ------------
METALS & MINING (2.7%)
Brush Engineered Materials, Inc. (a)                    65,000      2,729,350
RTI International Metals, Inc. (a)                      28,000      2,110,360
                                                                 ------------
                                                                    4,839,710
                                                                 ------------
MULTILINE RETAIL (1.4%)
Bon-Ton Stores, Inc. (The) (b)                          63,300      2,535,798
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (2.1%)
Mariner Energy, Inc. (a)                                89,500      2,170,375
Swift Energy Co. (a)(b)                                 39,100      1,671,916
                                                                 ------------
                                                                    3,842,291
                                                                 ------------
PERSONAL PRODUCTS (0.7%)
American Oriental Bioengineering, Inc. (a)(b)          150,500      1,339,450
                                                                 ------------

PHARMACEUTICALS (2.6%)
Par Pharmaceutical Cos., Inc. (a)                       91,200      2,574,576
Sciele Pharma, Inc. (a)(b)                              91,400      2,153,384
                                                                 ------------
                                                                    4,727,960
                                                                 ------------
ROAD & RAIL (1.1%)
Celadon Group, Inc. (a)                                131,100      2,084,490
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.7%)
Diodes, Inc. (a)(b)                                     61,850      2,583,474
V  Hittite Microwave Corp. (a)                          67,900      2,901,367
Skyworks Solutions, Inc. (a)                           310,000      2,278,500
Supertex, Inc. (a)(b)                                   55,900      1,751,906
Tessera Technologies, Inc. (a)                          54,400      2,205,920
Trident Microsystems, Inc. (a)(b)                      120,600      2,213,010
Ultra Clean Holdings, Inc. (a)(b)                      134,700      1,883,106
                                                                 ------------
                                                                   15,817,283
                                                                 ------------
SOFTWARE (3.4%)
Macrovision Corp. (a)(b)                                77,600      2,332,656
Mentor Graphics Corp. (a)(b)                           121,600      1,601,472
Quality Systems, Inc. (b)                               57,300      2,175,681
                                                                 ------------
                                                                    6,109,809
                                                                 ------------
SPECIALTY RETAIL (8.2%)
V  Aeropostale, Inc. (a)                                71,000      2,959,280
Casual Male Retail Group, Inc. (a)(b)                  168,100      1,697,810
Charlotte Russe Holding, Inc. (a)                       71,300      1,915,831
Children's Place Retail Stores, Inc. (The) (a)          34,500      1,781,580


                                                        SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
Dress Barn, Inc. (a)                                    94,000   $  1,928,880
Gymboree Corp. (The) (a)                                57,500      2,266,075
Tween Brands, Inc. (a)                                  54,900      2,448,540
                                                                 ------------
                                                                   14,997,996
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.0%)
Steven Madden, Ltd.                                     62,500      2,047,500
V  Warnaco Group, Inc. (The) (a)                        86,400      3,398,976
                                                                 ------------
                                                                    5,446,476
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (3.0%)
V  Houston Wire & Cable Co. (a)(b)                     104,900      2,980,209
Interline Brands, Inc. (a)                              97,600      2,545,408
                                                                 ------------
                                                                    5,525,617
                                                                 ------------
Total Common Stocks
 (Cost $160,350,903)                                              176,522,331
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (33.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (11.6%)
Barton Capital LLC
 5.29%, due 7/5/07 (c)                              $1,568,071      1,568,071
Clipper Receivables Corp.
 5.291%, due 7/17/07 (c)                             1,254,457      1,254,457
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (c)                             2,822,528      2,822,528
Compass Securitization
 5.292%, due 7/3/07 (c)                                313,614        313,614
 5.303%, due 7/13/07 (c)                               940,843        940,843
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (c)                               940,843        940,843
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (c)                                932,190        932,190
ING U.S. Funding LLC
 5.26%, due 7/2/07                                   1,500,000      1,499,781
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (c)                               627,229        627,229
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (c)                              1,254,457      1,254,457
Nationwide Building Society
 5.35%, due 7/5/07 (d)                               2,000,000      1,998,811
Old Line Funding LLC
 5.279%, due 7/2/07 (c)                                627,229        627,229
 5.286%, due 7/2/07 (c)                                940,843        940,843
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                   2,065,000      2,064,695

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Three Pillars Funding LLC
 5.304%, due 7/16/07 (c)                            $1,881,685   $  1,881,685
Yorktown Capital LLC
 5.295%, due 7/3/07 (c)                                940,843        940,843
 5.303%, due 7/24/07 (c)                               627,228        627,228
                                                                 ------------
Total Commercial Paper
 (Cost $21,235,347)                                                21,235,347
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.6%)
BGI Institutional Money Market Fund (c)              2,915,604      2,915,604
                                                                 ------------
Total Investment Company
 (Cost $2,915,604)                                                  2,915,604
                                                                 ------------

                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.7%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $1,255,030
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $1,313,630 and a Market Value
 of $1,295,194) (c)                                 $ 1,254,457        1,254,457
                                                                  --------------
Total Repurchase Agreement
 (Cost $1,254,457)                                                     1,254,457
                                                                  --------------
TIME DEPOSITS (19.5%)
Abbey National PLC
 5.28%, due 7/6/07 (c)                                2,508,914        2,508,914
 5.29%, due 7/2/07 (c)                                2,195,300        2,195,300
Bank of America Corp.
 5.29%, due 8/16/07 (c)(e)                            2,508,914        2,508,914
Barclays
 5.31%, due 8/20/07 (c)                               2,508,914        2,508,914
Calyon
 5.30%, due 8/13/07 (c)                               2,508,914        2,508,914
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (c)                               1,881,685        1,881,685

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (c)                             $ 1,881,685   $    1,881,685
Deutsche Bank AG
 5.28%, due 7/10/07 (c)                               2,195,300        2,195,300
Fortis Bank
 5.30%, due 7/30/07 (c)                               1,254,457        1,254,457
Rabobank Nederland
 5.29%, due 7/18/07 (c)                               2,195,300        2,195,300
Royal Bank of Canada
 5.285%, due 8/3/07 (c)                               4,704,214        4,704,214
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (c)                                4,704,214        4,704,214
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (c)                               1,881,685        1,881,685
UBS AG
 5.277%, due 7/3/07 (c)                               2,508,914        2,508,914
                                                                  --------------
Total Time Deposits
 (Cost $35,438,410)                                                   35,438,410
                                                                  --------------
Total Short-Term Investments
 (Cost $60,843,818)                                                   60,843,818
                                                                  --------------
Total Investments
 (Cost $221,194,721) (f)                                  130.5%     237,366,149(g)
Liabilities in Excess of
 Cash and Other Assets                                    (30.5)     (55,490,611)
                                                    -----------   --------------
Net Assets                                                100.0%  $  181,875,538
                                                    ===========   ==============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(e) Floating rate. Rate shown is the rate in effect at June 30, 2007.
(f)  The cost for federal income tax purposes is $221,282,992.
(g)  At June 30, 2007 net unrealized appreciation was
     $16,083,157, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $25,620,480 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,537,323.

 M-332 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $221,194,721) including $53,048,977
  market value of securities loaned             $237,366,149
Cash                                                   4,167
Receivables:
  Fund shares sold                                    36,567
  Dividends and interest                              30,130
Other assets                                           1,646
                                                -------------
    Total assets                                 237,438,659
                                                -------------

LIABILITIES:
Securities lending collateral                     55,280,531
Payables:
  Manager (See Note 3)                               136,756
  Fund shares redeemed                                59,537
  Shareholder communication                           35,253
  Professional fees                                   30,387
  NYLIFE Distributors (See Note 3)                    19,404
  Custodian                                              386
Accrued expenses                                         867
                                                -------------
    Total liabilities                             55,563,121
                                                -------------
Net assets                                      $181,875,538
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     70,604
  Service Class                                       74,946
Additional paid-in capital                       127,768,412
Accumulated net investment loss                     (580,555)
Accumulated undistributed net realized gain on
  investments                                     38,370,703
Net unrealized appreciation on investments        16,171,428
                                                -------------
Net assets                                      $181,875,538
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 88,684,175
                                                =============
Shares of capital stock outstanding                7,060,389
                                                =============
Net asset value per share outstanding           $      12.56
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 93,191,363
                                                =============
Shares of capital stock outstanding                7,494,645
                                                =============
Net asset value per share outstanding           $      12.43
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $    229,992
  Interest                                           107,839
  Income from securities loaned--net                  62,704
                                                ------------
    Total income                                     400,535
                                                ------------
EXPENSES:
  Manager (See Note 3)                               809,237
  Distribution and service--Service Class
    (See Note 3)                                     113,465
  Professional fees                                   24,410
  Shareholder communication                           16,520
  Custodian                                            7,817
  Directors                                            4,620
  Miscellaneous                                        5,021
                                                ------------
    Total expenses                                   981,090
                                                ------------
Net investment loss                                 (580,555)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  26,105,740
Net change in unrealized appreciation on
  investments                                    (14,990,954)
                                                ------------
Net realized and unrealized gain on
  investments                                     11,114,786
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 10,534,231
                                                ============

 M-334 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                        2007           2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss            $   (580,555)  $ (1,169,218)
 Net realized gain on
  investments                     26,105,740     14,087,125
 Net change in unrealized
  appreciation on investments    (14,990,954)    (2,317,336)
                                ---------------------------
 Net increase in net assets
  resulting from operations       10,534,231     10,600,571
                                ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Initial Class                          --           (784)
   Service Class                          --           (760)
                                ---------------------------
 Total distributions to
  shareholders                            --         (1,544)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   2,598,749     16,608,438
   Service Class                   4,337,225     15,430,530
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions:
   Initial Class                          --            784
   Service Class                          --            760
                                ---------------------------
                                   6,935,974     32,040,512
 Cost of shares redeemed:
   Initial Class                 (11,980,682)   (24,327,018)
   Service Class                  (5,879,652)   (11,216,069)
                                ---------------------------
                                 (17,860,334)   (35,543,087)
   Decrease in net assets
    derived from capital share
    transactions                 (10,924,360)    (3,502,575)
                                ---------------------------
   Net increase (decrease) in
    net assets                      (390,129)     7,096,452

NET ASSETS:
Beginning of period              182,265,667    175,169,215
                                ---------------------------
End of period                   $181,875,538   $182,265,667
                                ===========================
Accumulated net investment
 loss at end of period          $   (580,555)  $         --
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           INITIAL CLASS
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                                              2007*          2006         2005          2004         2003         2002
Net asset value at beginning of period       $ 11.84        $ 11.14      $ 10.89      $   9.96      $  7.03      $  9.55
                                            ----------      -------      -------      --------      -------      -------
Net investment loss (b)                        (0.03)         (0.06)       (0.03)        (0.06)       (0.06)       (0.05)
Net realized and unrealized gain (loss) on
  investments                                   0.75           0.76         0.48          0.99         2.99        (2.47)
                                            ----------      -------      -------      --------      -------      -------
Total from investment operations                0.72           0.70         0.45          0.93         2.93        (2.52)
                                            ----------      -------      -------      --------      -------      -------
Less distributions:
  From net realized gain on investments           --          (0.00)(c)    (0.20)           --           --           --
                                            ----------      -------      -------      --------      -------      -------
Net asset value at end of period             $ 12.56        $ 11.84      $ 11.14      $  10.89      $  9.96      $  7.03
                                            ==========      =======      =======      ========      =======      =======
Total investment return                         6.05%(d)       6.32%        4.06%         9.40%       41.69%      (26.41%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.52%)+       (0.52%)      (0.26%)       (0.61%)      (0.73%)      (0.68%)
  Net expenses                                  0.96%+         0.98%        0.95%         0.95%        0.95%        0.95%
  Expenses (before reimbursement)               0.96%+         0.98%        0.98%         1.14%        1.21%        1.29%
Portfolio turnover rate                           59%            60%          41%          108%          65%         126%
Net assets at end of period (in 000's)       $88,684        $92,819      $94,855      $105,650      $90,085      $34,368

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-336 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               SERVICE CLASS
    -------------------------------------------------------------------
                                                             JUNE 5,
    SIX MONTHS                                               2003(A)
      ENDED                                                  THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,           DECEMBER 31,
      2007*          2006         2005         2004            2003
     $ 11.74        $ 11.07      $ 10.85      $  9.94        $  8.06
    ----------      -------      -------      -------      ------------
       (0.05)         (0.09)       (0.06)       (0.08)         (0.04)
        0.74           0.76         0.48         0.99           1.92
    ----------      -------      -------      -------      ------------
        0.69           0.67         0.42         0.91           1.88
    ----------      -------      -------      -------      ------------
          --          (0.00)(c)    (0.20)          --             --
    ----------      -------      -------      -------      ------------
     $ 12.43        $ 11.74      $ 11.07      $ 10.85        $  9.94
    ==========      =======      =======      =======      ============
        5.92%(d)       6.06%        3.81%        9.13%         23.37%(d)
       (0.77%)+       (0.77%)      (0.51%)      (0.86%)        (0.98%)+(e)
        1.21%+         1.23%        1.20%        1.20%          1.20%+
        1.21%+         1.23%        1.23%        1.39%          1.46%+
          59%            60%          41%         108%            65%
     $93,191        $89,447      $80,314      $56,037        $14,398

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 6.55%    14.84%    8.34%      6.12%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                                                 LEHMAN
                                   MAINSTAY VP        TOTAL RETURN                             BROTHERS(R)
                                  TOTAL RETURN       CORE COMPOSITE                          AGGREGATE BOND      RUSSELL 1000(R)
                                    PORTFOLIO            INDEX           S&P 500 INDEX           INDEX               INDEX
                                  ------------       --------------      --------------      --------------      ---------------
6/30/97                               10000               10000               10000               10000               10000
                                      12258               12219               13016               11054               13015
                                      14430               14023               15978               11402               15869
                                      16389               15089               17136               11922               17336
                                      13979               14364               14595               13261               14744
                                      12139               13260               11970               14405               12107
                                      12467               13957               12000               15903               12222
                                      13864               15571               14293               15954               14604
                                      14818               16753               15197               17039               15761
                                      15775               17607               16508               16902               17192
6/30/07                               18117               20174               19907               17937               20704

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 6.41%    14.56%     8.06%     5.85%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                                                                 LEHMAN
                                   MAINSTAY VP        TOTAL RETURN                             BROTHERS(R)
                                  TOTAL RETURN       CORE COMPOSITE                          AGGREGATE BOND      RUSSELL 1000(R)
                                    PORTFOLIO            INDEX           S&P 500 INDEX           INDEX               INDEX
                                  ------------       --------------      --------------      --------------      ---------------
6/30/97                               10000               10000               10000               10000               10000
                                      12226               12219               13016               11054               13015
                                      14355               14023               15978               11402               15869
                                      16261               15089               17136               11922               17336
                                      13835               14364               14595               13261               14744
                                      11985               13260               11970               14405               12107
                                      12278               13957               12000               15903               12222
                                      13620               15571               14293               15954               14604
                                      14522               16753               15197               17039               15761
                                      15414               17607               16508               16902               17192
6/30/07                               17659               20174               19907               17937               20704

                                                          SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    YEARS

Total Return Core Composite Index*                       4.72%    14.58%    8.75%   7.27%
S&P 500(R) Index*                                        6.96     20.59    10.71    7.13
Lehman Brothers(R) Aggregate Bond Index*                 0.98      6.12     4.48    6.02
Russell 1000(R) Index                                    7.18     20.43    11.33    7.55

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 8.29% and 6.10% for Initial Class shares and 8.03% and 5.84% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-338   MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,065.60            $2.97            $1,022.10             $2.91
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,064.35            $4.25            $1,020,85             $4.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-339

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     64.1
U.S. Government & Federal Agencies                                                18.9
Short-Term Investments (collateral from securities lending                         7.5
  is 5.5%)
Corporate Bonds                                                                    6.5
Mortgage-Backed Securities                                                         2.3
Foreign Bonds                                                                      2.1
Asset-Backed Securities                                                            1.7
Convertible Bonds                                                                  1.2
Foreign Government Bonds                                                           0.5
Yankee Bonds                                                                       0.3
Municipal Bonds                                                                    0.2
Loan Assignments & Participations                                                  0.2
Convertible Preferred Stock*                                                         0
Written Call Option*                                                              (0.0)
Liabilities in Excess of Cash and Other Assets                                    (5.5)

*  Less than one-tenth of a percent.

See Portfolio of Investments on page M-343 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  AT&T, Inc.
 2.  Citigroup, Inc.
 3.  Teva Pharmaceutical Industries, Ltd., Sponsored
     ADR
 4.  United States Treasury Note, 3.875%, due 2/15/13
 5.  Microsoft Corp.
 6.  Goldman Sachs Group, Inc. (The)
 7.  Merrill Lynch & Co., Inc.
 8.  Morgan Stanley
 9.  GlobalSantaFe Corp.
10.  PNC Financial Services Group, Inc.

 M-340   MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, Richard A. Rosen, CFA, and Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP TOTAL RETURN PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Total Return Portfolio returned 6.55% for Initial Class shares and 6.41% for Service Class shares. Both share classes outperformed the 6.29% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio and underperformed the 7.18% return of the Russell 1000(R) Index* for the six months ended June 30, 2007. The Russell 1000(R) Index* is the Portfolio's broad-based securities-market index.

WHAT WERE THE PORTFOLIO'S STRONGEST PERFORMING EQUITY SECTORS DURING THE REPORTING PERIOD AND WHICH EQUITY SECTORS WERE THE WEAKEST?

Relative to the Russell 1000(R) Index,* the Portfolio's three strongest-performing equity sectors during the first half of 2007 were energy, materials, and industrials. The energy sector benefited from an overweight position and good stock selection. The materials sector posted positive returns relative to the benchmark because of a rally in commodity prices, an overweight position and good stock selection.

For the first six months of 2007, consumer discretionary was the Portfolio's weakest equity sector relative to the Russell 1000(R) Index, followed by telecommunications and health care. In the equity portion of the Portfolio, an overweight position and poor stock selection hurt consumer discretionary performance.

WHICH INDIVIDUAL STOCKS WERE AMONG THE PORTFOLIO'S STRONGEST PERFORMERS DURING THE REPORTING PERIOD AND WHICH STOCKS WERE WEAK PERFORMERS?

The biggest contributors to the Portfolio's equity performance were Southern Copper, National Oilwell Varco and Precision Castparts. Southern Copper's share price rose as the price of copper increased and the company's earnings improved. National Oilwell Varco manufactures and sells equipment and components used in oil and natural gas exploration and production. As the price of oil rose during the reporting period, so did demand for the company's equipment, which led to strong earnings and a steady rise in the company's share price. Precision Castparts, a leading manufacturer of metal components for the aircraft industry, benefited from continuing demand and strong momentum during the first half of 2007. The company's earnings exceeded analysts' estimates for several quarters.

Among the major detractors from the Portfolio's equity performance during the reporting period were First Marblehead, Network Appliance and Advanced Micro Devices. First Marblehead is a leading provider of loans for private education. The company's share price declined when prepayments trended higher than expectations and default concerns intensified. Even so, the positive trends driving private student-loan growth remained in place. Network Appliance, a leading supplier of computer storage solutions, declined during the reporting period when price competition with rival Intel accelerated, eroding the company's margins. Intel's aggressive competition also hurt Advanced Micro Devices, which led us to reassess our position in the stock. The Gap also detracted from the Portfolio's results, as the specialty retailer faced a continuing struggle with its flagship brands and posted disappointing sales figures for several consecutive months.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Portfolio established new positions in Southern Copper and National Oilwell Varco during the reporting period. Both stocks advanced on strong demand in their respective markets.

After carefully reexamining our investment thesis for Advanced Micro Devices, we concluded that the company's earnings growth and free cash flow


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-341
profile were no longer attractive and we sold the Portfolio's entire position in the stock. Disappointments at The Gap also prompted us to sell the Portfolio's position in the company.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S EQUITY WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio's weightings relative to the Russell 1000(R) Index* increased in energy and information technology and decreased in financials and health care.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the equity portion of the Portfolio was overweight relative to the Russell 1000(R) Index* in the energy and consumer discretionary sectors. The overweight position in energy contributed positively to the Portfolio's performance. The overweight position in consumer discretionary detracted from the Portfolio's performance.

As of the same date, the equity portion of the Portfolio was underweight in industrials and consumer staples. Although the Portfolio's industrial holdings posted positive returns because of good stock selection, the underweight allocation detracted from the Portfolio's relative results. An underweight position and good stock selection in consumer staples made a positive contribution to the Portfolio's performance.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) kept the federal funds rate target steady at 5.25% during the reporting period. Despite ongoing inflationary pressures, the FOMC exercised restraint, hoping that previous rate hikes would slow economic growth. A steepening yield curve, however, signaled a less hopeful attitude among bond investors.

WAS THE FIXED-INCOME PORTION OF THE PORTFOLIO AFFECTED BY DIFFICULTIES IN THE SUBPRIME MORTGAGE MARKET?

The subprime mortgage market faced setbacks during the reporting period, but the fixed-income portion of the Portfolio had only modest exposure to subprime residential mortgages. To mitigate risk in this area, we favored securitizations of fixed-rate loans and restricted our investments to triple-A-rated senior tranches with average lives of three years or less.

Although some of the corporate bond issuers in the Portfolio--including HSBC, Washington Mutual and Citigroup--generate income from origination, packaging and/or trading of subprime mortgages, these activities are not the issuers' principal revenue source. The impact on the Portfolio's excess return from explicit and implicit exposure to subprime lending was minimal.

HOW DID YOU POSITION THE BOND PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

Our key sector reallocation in the bond portion of the Portfolio was a rotation of 5% of fixed-income assets from government-related securities--Treasurys, agency debentures, and agency mortgage pass-throughs--into corporate bonds. This trade boosted the yield of the bond portion of the Portfolio. The move also helped the Portfolio enjoy greater participation as the market's appetite for risk grew and investors showed interest in corporate bonds rated lower than A.

WERE THERE ANY OTHER FACTORS THAT AFFECTED THE RELATIVE PERFORMANCE OF THE BOND PORTION OF THE PORTFOLIO?

Sector reallocations can occur as a result of a benchmark change that the Portfolio does not mimic. At the end of the reporting period, the Lehman Brothers(R) Aggregate Bond Index,* which serves as the benchmark for the bond portion of the Portfolio and as the fixed-income component of the Total Return Core Composite Index, introduced a 3% allocation for mortgage-backed securities backed by hybrid adjustable-rate loans.(1) With this addition, all other allocations in the Lehman Brothers(R) Aggregate Bond Index* declined proportionately. In the bond portion of the Portfolio, the relative weighting of residential mortgage-backed securities declined when we did not commit to an index weighting in hybrid adjustable-rate mortgages.


1. Hybrid adjustable-rate loans are mortgages with a three- to ten-year fixed-rate period followed by a floating-rate period for the balance of the loan term.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-342   MainStay VP Total Return Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (33.9%)+
ASSET-BACKED SECURITIES (1.7%)
-----------------------------------------------------------------------------
AUTOMOBILE (0.0%)++
Superior Wholesale Inventory Financing Trust
 Series 2007-AE1, Class A
 5.42%, due 1/15/12 (a)                             $ 215,000    $    214,939
                                                                 ------------

COMMERCIAL BANKS (0.1%)
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.41%, due 6/25/36 (a)                               345,000         344,402
                                                                 ------------

CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                1,023,557         997,514
 Series 2007-1, Class A3
 5.22%, due 3/15/12                                   770,000         768,995
                                                                 ------------
                                                                    1,766,509
                                                                 ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                  850,000         834,405
                                                                 ------------
CREDIT CARDS (0.4%)
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.61%, due 1/15/14 (a)                               780,000         780,297
Citibank Credit Card Issuance Trust
 Series 2006-C4, Class C4
 5.54%, due 1/9/12 (a)                                855,000         854,585
                                                                 ------------
                                                                    1,634,882
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Bank of America Credit Card Trust
 Series 2006-C4, Class C4
 5.55%, due 11/15/11 (a)                              445,000         445,081
Dominos Pizza Master Issuer LLC
 Series 2007-1, Class A2
 5.261%, due 4/25/37 (b)                              575,000         562,913
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                              385,000         385,938
Murcie Lago International, Ltd.
 Series 2006-1X, Class A
 5.55%, due 3/27/11 (a)(c)                            295,000         295,280

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
USXL Funding LLC
 Series 2006-1A, Class A
 5.379%, due 4/15/14 (b)                            $ 308,231    $    307,128
                                                                 ------------
                                                                    1,996,340
                                                                 ------------
ELECTRIC (0.0%)++
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                     79,509          88,653
                                                                 ------------

HOME EQUITY (0.2%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36                                  295,000         292,262
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                  450,000         447,212
                                                                 ------------
                                                                      739,474
                                                                 ------------
Total Asset-Backed Securities
 (Cost $7,675,851)                                                  7,619,604
                                                                 ------------

CONVERTIBLE BONDS (1.2%)
-----------------------------------------------------------------------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc.
 0.125%, due 2/1/11 (b)                               535,000         486,850
                                                                 ------------

DISTRIBUTION & WHOLESALE (0.1%)
Costco Wholesale Corp.
 (zero coupon), due 8/19/17                           485,000         646,869
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32                           515,000         634,428
                                                                 ------------

INSURANCE (0.0%) ++
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10                      15,000          15,319
                                                                 ------------

LODGING (0.2%)
Hilton Hotels Corp.
 3.375%, due 4/15/23                                  455,000         687,619
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (0.2%)
Transocean, Inc.
 1.50%, due 5/15/21                                 $ 455,000    $    674,537
                                                                 ------------

OIL & GAS SERVICES (0.2%)
Schlumberger, Ltd.
 Series A
 1.50%, due 6/1/23                                    355,000         834,694
                                                                 ------------

PHARMACEUTICALS (0.3%)
ALZA Corp.
 (zero coupon), due 7/28/20                           655,000         557,569
Teva Pharmaceutical Finance LLC
 Series C
 0.25%, due 2/1/26                                    405,000         407,531
Wyeth
 4.877%, due 1/15/24 (a)                              535,000         607,867
                                                                 ------------
                                                                    1,572,967
                                                                 ------------
Total Convertible Bonds
 (Cost $4,848,873)                                                  5,553,283
                                                                 ------------

CORPORATE BONDS (6.5%)
-----------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Media Corp.
 6.625%, due 8/15/15                                   50,000          47,375
                                                                 ------------
AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 8.875%, due 4/1/08                                    45,000          45,562
 9.00%, due 8/1/09                                     15,000          15,487
United Technologies Corp.
 5.40%, due 5/1/35                                    490,000         446,824
                                                                 ------------
                                                                      507,873
                                                                 ------------
AGRICULTURE (0.1%)
Cargill, Inc.
 4.375%, due 6/1/13 (b)                               300,000         280,410
Reynolds American, Inc.
 7.625%, due 6/1/16                                    30,000          31,764
 7.75%, due 6/1/18                                     30,000          32,012
                                                                 ------------
                                                                      344,186
                                                                 ------------
AIRLINES (0.2%)
Delta Air Lines, Inc.
 2.875%, due 2/6/24                                    35,000           2,362
 2.875%, due 2/18/24 (b)                               20,000           1,350
 8.00%, due 6/3/23                                     60,000           4,050
 8.30%, due 12/15/29                                   15,000           1,050

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
AIRLINES (CONTINUED)
Northwest Airlines, Inc.
 7.625%, due 11/15/23 (Escrow Shares)               $  28,100    $      3,512
 8.875%, due 6/1/06 (Escrow Shares)                    20,000           2,550
 10.00%, due 2/1/09 (Escrow Shares)                    11,900           1,532
Southwest Airlines Co.
 5.125%, due 3/1/17                                   440,000         399,131
 5.75%, due 12/15/16                                  350,000         332,381
                                                                 ------------
                                                                      747,918
                                                                 ------------
APPAREL (0.0%)++
Quiksilver, Inc.
 6.875%, due 4/15/15                                   50,000          47,000
                                                                 ------------

AUTO MANUFACTURERS (0.1%)
DaimlerChrysler N.A. Holding Corp.
 5.75%, due 5/18/09                                   475,000         476,238
                                                                 ------------

AUTO PARTS & EQUIPMENT (0.1%)
FleetPride Corp.
 11.50%, due 10/1/14 (b)                               95,000          99,275
Goodyear Tire & Rubber Co. (The)
 8.625%, due 12/1/11 (b)                               70,000          73,675
 11.25%, due 3/1/11                                    55,000          59,744
Lear Corp.
 Series B
 8.50%, due 12/1/13                                    45,000          43,200
 8.75%, due 12/1/16                                    35,000          33,337
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (d)                              50,000          51,500
                                                                 ------------
                                                                      360,731
                                                                 ------------
BANKS (0.2%)
HSBC Bank USA N.A.
 4.625%, due 4/1/14                                   685,000         639,924
USB Capital IX
 6.189%, due 10/15/49 (a)                             135,000         135,997
                                                                 ------------
                                                                      775,921
                                                                 ------------
BEVERAGES (0.0%)++
Constellation Brands, Inc.
 7.25%, due 9/1/16 (b)                                 65,000          63,375
                                                                 ------------

BUILDING MATERIALS (0.4%)
Masco Corp.
 5.85%, due 3/15/17                                   500,000         480,654
USG Corp.
 6.30%, due 11/15/16                                1,210,000       1,182,354
                                                                 ------------
                                                                    1,663,008
                                                                 ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                    55,000          50,187

 M-344 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS (CONTINUED)
MacDermid, Inc.
 9.50%, due 4/15/17 (b)                             $  45,000    $     45,225
Millennium America, Inc.
 7.625%, due 11/15/26                                  75,000          72,375
Mosaic Global Holdings, Inc.
 7.375%, due 12/1/14 (b)                               50,000          50,500
 7.625%, due 12/1/16 (b)                               65,000          66,462
Phibro Animal Health Corp.
 10.00%, due 8/1/13 (b)                                55,000          57,475
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                    65,000          67,762
                                                                 ------------
                                                                      409,986
                                                                 ------------
COAL (0.0%)++
Peabody Energy Corp.
 7.375%, due 11/1/16                                   35,000          35,700
 7.875%, due 11/1/26                                   25,000          25,875
                                                                 ------------
                                                                       61,575
                                                                 ------------
COMMERCIAL SERVICES (0.1%)
Cardtronics, Inc.
 9.25%, due 8/15/13                                    80,000          81,800
Service Corp. International
 7.375%, due 10/1/14                                   35,000          35,175
 7.625%, due 10/1/18                                   35,000          35,437
Vertrue, Inc.
 9.25%, due 4/1/14                                     65,000          71,791
                                                                 ------------
                                                                      224,203
                                                                 ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                    35,000          33,775
 9.125%, due 8/15/13                                   25,000          25,594
                                                                 ------------
                                                                       59,369
                                                                 ------------
DISTRIBUTION & WHOLESALE (0.0%)++
Varietal Distribution Merger Sub, Inc.
 10.25%, due 7/15/15 (b)(e)                            95,000          94,762
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
American Real Estate Partners, L.P./American Real
 Estate Finance Corp.
 7.125%, due 2/15/13 (b)                              165,000         159,225
 8.125%, due 6/1/12                                   180,000         180,675
AmeriCredit Corp.
 8.50%, due 7/1/15 (b)                                 65,000          65,487
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                   580,000         564,876

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Citigroup, Inc.
 5.00%, due 9/15/14                                 $ 700,000    $    665,883
Ford Motor Credit Co. LLC
 7.375%, due 10/28/09                                  45,000          44,670
 7.80%, due 6/1/12                                    185,000         180,472
General Motors Acceptance Corp. LLC
 6.625%, due 5/15/12                                  400,000         386,272
 6.75%, due 12/1/14                                    60,000          57,459
 8.00%, due 11/1/31                                   470,000         480,613
Hawker Beechcraft Acquisition Co. LLC/Hawker
 Beechcraft Co.
 8.50%, due 4/1/15 (b)                                 45,000          46,462
 9.75%, due 4/1/17 (b)                                 20,000          20,900
HSBC Finance Corp.
 4.75%, due 4/15/10                                   520,000         510,384
LaBranche & Co., Inc.
 11.00%, due 5/15/12                                   35,000          37,100
NSG Holdings LLC/NSG Holdings, Inc.
 7.75%, due 12/15/25 (b)                               60,000          60,600
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                               255,000         240,745
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                 50,000          52,000
Regency Energy Partners, L.P./Regency Energy
 Finance Corp.
 8.375%, due 12/15/13 (b)                              85,000          87,550
Residential Capital Corp.
 6.50%, due 4/17/13                                   400,000         386,632
                                                                 ------------
                                                                    4,228,005
                                                                 ------------
ELECTRIC (0.2%)
AES Corp. (The)
 9.00%, due 5/15/15 (b)                                85,000          89,994
Calpine Corp.
 8.50%, due 7/15/10 (b)                                76,000          80,940
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                   450,000         431,606
NRG Energy, Inc.
 7.25%, due 2/1/14                                     10,000          10,025
 7.375%, due 2/1/16                                    20,000          20,050
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                   14,000          14,185
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                    60,000          69,750
Reliant Energy, Inc.
 7.625%, due 6/15/14                                   20,000          19,500
 7.875%, due 6/15/17                                  135,000         131,287
                                                                 ------------
                                                                      867,337
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Belden CDT, Inc.
 7.00%, due 3/15/17 (b)                             $  60,000    $     59,100
Emerson Electric Co.
 6.00%, due 8/15/32                                   520,000         521,303
                                                                 ------------
                                                                      580,403
                                                                 ------------
ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
 6.75%, due 8/15/14                                    45,000          45,156
                                                                 ------------

ENERGY--ALTERNATE SOURCES (0.0%)++
VeraSun Energy Corp.
 9.375%, due 6/1/17 (b)                                60,000          55,800
                                                                 ------------

ENTERTAINMENT (0.2%)
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                   60,000          58,950
 8.00%, due 11/15/13                                   80,000          81,100
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14                                    45,000          46,744
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                   70,000          69,300
 7.125%, due 8/15/14                                   25,000          24,750
 8.00%, due 4/1/12                                     20,000          20,650
Penn National Gaming, Inc.
 6.75%, due 3/1/15                                    120,000         123,000
Shingle Springs Tribal Gaming Authority
 9.375%, due 6/15/15 (b)                               60,000          60,525
Speedway Motorsports, Inc.
 6.75%, due 6/1/13                                    115,000         112,125
Vail Resorts, Inc.
 6.75%, due 2/15/14                                   115,000         111,981
                                                                 ------------
                                                                      709,125
                                                                 ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
 11.00%, due 5/15/12                                   55,000          55,825
                                                                 ------------

FOOD (0.1%)
Corn Products International, Inc.
 6.00%, due 4/15/17                                   500,000         489,109
Pilgrims Pride Corp.
 7.625%, due 5/1/15                                    15,000          14,963
 8.375%, due 5/1/17 (d)                                20,000          19,800
Smithfield Foods, Inc.
 7.75%, due 7/1/17                                     65,000          65,000
Stater Brothers Holdings
 7.75%, due 4/15/15 (b)                                70,000          70,175
                                                                 ------------
                                                                      659,047
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
 9.375%, due 12/15/21                               $ 140,000    $    132,300
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (b)                               100,000          96,250
 7.125%, due 1/15/17 (b)                              200,000         192,000
 8.00%, due 1/15/24                                    15,000          14,550
 8.875%, due 5/15/31                                   20,000          19,950
Neenah Paper, Inc.
 7.375%, due 11/15/14                                  60,000          59,400
                                                                 ------------
                                                                      514,450
                                                                 ------------
HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
 8.625%, due 2/15/17                                   60,000          63,450
                                                                 ------------

HEALTH CARE--PRODUCTS (0.1%)
Advanced Medical Optics, Inc.
 7.50%, due 5/1/17 (b)                                 45,000          42,525
Cooper Cos., Inc. (The)
 7.125%, due 2/15/15 (b)                               45,000          44,550
Invacare Corp.
 9.75%, due 2/15/15 (b)                                50,000          50,375
 9.75%, due 2/15/15                                    20,000          20,150
PTS Acquisition Corp.
 9.50%, due 4/15/15 (b)(e)                             50,000          49,125
Universal Hospital Services, Inc.
 8.50%, due 6/1/15 (b)(e)                              30,000          29,700
 8.759%, due 6/1/15 (b)                                30,000          30,000
                                                                 ------------
                                                                      266,425
                                                                 ------------
HEALTH CARE--SERVICES (0.3%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12                                   25,000          24,250
Centene Corp.
 7.25%, due 4/1/14 (b)                                 70,000          68,950
Community Health Systems, Inc.
 8.875%, due 7/15/15 (b)                              145,000         146,994
HCA, Inc.
 8.75%, due 9/1/10                                     85,000          88,719
Highmark, Inc.
 6.80%, due 8/15/13 (b)                               835,000         864,937
Psychiatric Solutions, Inc.
 7.75%, due 7/15/15 (b)                                60,000          59,325
Sun Healthcare Group, Inc.
 9.125%, due 4/15/15 (b)                               45,000          46,800
Triad Hospitals, Inc.
 7.00%, due 5/15/12                                    70,000          73,150
 7.00%, due 11/15/13                                   55,000          57,816
                                                                 ------------
                                                                    1,430,941
                                                                 ------------

 M-346 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Kansas City Southern Railway
 9.50%, due 10/1/08                                 $  45,000    $     46,575
Susser Holdings LLC
 10.625%, due 12/15/13                                 40,000          43,400
                                                                 ------------
                                                                       89,975
                                                                 ------------
HOUSEHOLD PRODUCTS & WARES (0.0%)++
Jarden Corp.
 7.50%, due 5/1/17                                     45,000          44,438
Libbey Glass, Inc.
 12.385%, due 6/1/11                                   50,000          55,250
                                                                 ------------
                                                                       99,688
                                                                 ------------
INSURANCE (0.2%)
Crum & Forster Holdings Corp.
 7.75%, due 5/1/17 (b)                                140,000         136,850
Fund American Cos., Inc.
 5.875%, due 5/15/13                                  375,000         368,758
HUB International Holdings, Inc.
 9.00%, due 12/15/14 (b)                              125,000         122,500
USI Holdings Corp.
 9.23%, due 11/15/14 (a)(b)                            25,000          24,875
 9.75%, due 5/15/15 (b)                                55,000          54,725
                                                                 ------------
                                                                      707,708
                                                                 ------------
LODGING (0.1%)
Boyd Gaming Corp.
 7.125%, due 2/1/16                                    35,000          33,950
 7.75%, due 12/15/12                                  110,000         112,750
MGM Mirage, Inc.
 7.00%, due 11/15/36                                  105,000         106,575
 7.50%, due 6/1/16                                     30,000          28,463
 8.50%, due 9/15/10                                    75,000          78,469
MTR Gaming Group, Inc.
 Series B
 9.00%, due 6/1/12                                     20,000          21,050
 9.75%, due 4/1/10                                     90,000          93,600
Park Place Entertainment Corp.
 7.00%, due 4/15/13                                    55,000          57,613
Seminole Hard Rock Entertainment, Inc./Seminole
 Hard Rock International LLC
 7.86%, due 3/15/14 (a)(b)                             55,000          55,413
Wynn Las Vegas LLC
 6.625%, due 12/1/14                                   45,000          43,369
                                                                 ------------
                                                                      631,252
                                                                 ------------
MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                   345,000         339,407
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MEDIA (0.3%)
Houghton Mifflin Co.
 7.20%, due 3/15/11                                 $  70,000    $     70,000
Idearc, Inc.
 8.00%, due 11/15/16                                  100,000         101,000
MediaNews Group, Inc.
 6.375%, due 4/1/14                                    65,000          54,113
Morris Publishing Group LLC
 7.00%, due 8/1/13                                     50,000          43,750
News America Holdings, Inc.
 8.00%, due 10/17/16                                  455,000         512,180
Paxson Communications Corp.
 8.606%, due 1/15/12 (a)(b)                            10,000          10,125
 11.606%, due 1/15/13 (a)(b)                           45,000          46,575
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                   620,000         729,098
Ziff Davis Media, Inc.
 11.355%, due 5/1/12 (a)                               45,000          45,000
                                                                 ------------
                                                                    1,611,841
                                                                 ------------
METAL FABRICATE & HARDWARE (0.0%) ++
Mueller Water Products, Inc.
 7.375%, due 6/1/17 (b)                                60,000          59,497
Neenah Foundary Co.
 9.50%, due 1/1/17                                     85,000          81,600
                                                                 ------------
                                                                      141,097
                                                                 ------------
MINING (0.2%)
Alcoa, Inc.
 5.90%, due 2/1/27                                    440,000         409,592
Freeport-McMoRan Copper & Gold, Inc.
 8.25%, due 4/1/15                                     35,000          36,925
 8.375%, due 4/1/17                                    75,000          80,063
Southern Copper Corp.
 7.50%, due 7/27/35                                   270,000         289,855
                                                                 ------------
                                                                      816,435
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.0%)++
Actuant Corp.
 6.875%, due 6/15/17 (b)                               55,000          54,450
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14                                     75,000          76,875
                                                                 ------------
                                                                      131,325
                                                                 ------------
OFFICE & BUSINESS EQUIPMENT (0.0%)++
Xerox Corp.
 7.625%, due 6/15/13                                  105,000         110,011
                                                                 ------------

OIL & GAS (0.6%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                    90,000          87,975
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                    95,000          90,013

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Energy Partners, Ltd.
 10.485%, due 4/15/13 (a)(b)                        $  60,000    $     60,300
Enterprise Products Operating, L.P.
 Series B
 6.65%, due 10/15/34                                   85,000          84,354
Forest Oil Corp.
 7.25%, due 6/15/19 (b)                                80,000          77,600
 8.00%, due 12/15/11                                   60,000          61,800
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                               476,877         493,806
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)                                 45,000          46,575
Newfield Exploration Co.
 6.625%, due 9/1/14                                    35,000          33,775
 6.625%, due 4/15/16                                   10,000           9,625
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                  420,000         426,300
Pogo Producing Co.
 6.625%, due 3/15/15                                   40,000          39,600
 6.875%, due 10/1/17                                  125,000         124,063
Pride International, Inc.
 7.375%, due 7/15/14                                   35,000          35,088
Ras Laffan Liquefied Natural Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                            1,005,000         983,453
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                     85,000          79,900
                                                                 ------------
                                                                    2,734,227
                                                                 ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                     45,000          44,944
 9.00%, due 1/15/14                                    30,000          30,525
Complete Production Services, Inc.
 8.00%, due 12/15/16 (b)                              110,000         111,100
                                                                 ------------
                                                                      186,569
                                                                 ------------
PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11                                    45,000          46,181
 8.875%, due 2/15/09                                   40,000          40,700
                                                                 ------------
                                                                       86,881
                                                                 ------------
PHARMACEUTICALS (0.3%)
Eli Lilly & Co.
 5.55%, due 3/15/37                                   600,000         552,841
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                   935,000         983,845

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PHARMACEUTICALS (CONTINUED)
NBTY, Inc.
 7.125%, due 10/1/15                                $  45,000    $     44,550
                                                                 ------------
                                                                    1,581,236
                                                                 ------------
PIPELINES (0.1%)
ANR Pipeline Co.
 9.625%, due 11/1/21                                   40,000          52,263
Copano Energy LLC
 8.125%, due 3/1/16                                    45,000          45,675
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                   65,000          69,974
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                   60,000          56,700
 Series B
 8.50%, due 7/15/16                                    15,000          15,263
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                   45,000          46,558
                                                                 ------------
                                                                      286,433
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
Health Care Property Investors, Inc.
 6.00%, due 1/30/17                                   585,000         572,755
Host Marriott, L.P.
 6.375%, due 3/15/15                                   85,000          81,600
 Series Q
 6.75%, due 6/1/16                                     35,000          34,300
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                     70,000          69,650
                                                                 ------------
                                                                      758,305
                                                                 ------------
RETAIL (0.2%)
CVS Caremark Corp.
 5.789%, due 1/10/26 (b)                               68,445          65,389
Rite Aid Corp.
 7.50%, due 1/15/15                                   110,000         108,625
 7.50%, due 3/1/17                                     65,000          62,725
 8.625%, due 3/1/15                                   100,000          93,500
 9.375%, due 12/15/15 (b)                              45,000          43,200
 9.50%, due 6/15/17 (b)                                50,000          48,000
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                   10,000          10,700
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                    25,000          23,250
Wal-Mart Stores, Inc.
 4.50%, due 7/1/15                                     25,000          23,065
 5.25%, due 9/1/35                                    610,000         533,231
                                                                 ------------
                                                                    1,011,685
                                                                 ------------

 M-348 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                 $ 390,000    $    389,354
                                                                 ------------

SOFTWARE (0.1%)
Computer Associates International, Inc.
 4.75%, due 12/1/09 (b)                               330,000         322,048
                                                                 ------------
TELECOMMUNICATIONS (0.5%)
Citizens Communications Co.
 6.625%, due 3/15/15                                  465,000         441,750
Dobson Cellular Systems, Inc.
 Series B
 8.375%, due 11/1/11                                   35,000          36,575
GCI, Inc.
 7.25%, due 2/15/14                                    45,000          42,525
Intelsat Corp.
 9.00%, due 6/15/16                                    60,000          62,850
iPCS, Inc.
 7.48%, due 5/1/13 (a)(b)                              20,000          20,025
Lucent Technologies, Inc.
 6.45%, due 3/15/29                                   305,000         265,350
 6.50%, due 1/15/28                                    65,000          56,550
Nextel Communications, Inc.
 Series D
 7.375%, due 8/1/15                                   650,000         649,721
PAETEC Holding Corp.
 9.50%, due 7/15/15 (b)                                45,000          45,535
PanAmSat Corp.
 9.00%, due 8/15/14                                    32,000          33,360
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                    45,000          45,338
Qwest Corp.
 7.125%, due 11/15/43                                  15,000          14,100
 7.25%, due 9/15/25                                    30,000          29,925
 7.50%, due 10/1/14                                    95,000          97,375
 8.875%, due 3/15/12                                   20,000          21,550
Sprint Nextel Corp.
 6.00%, due 12/1/16                                   225,000         213,447
                                                                 ------------
                                                                    2,075,976
                                                                 ------------
TEXTILES (0.0%)++
INVISTA
 9.25%, due 5/1/12 (b)                                 75,000          79,313
                                                                 ------------

TRANSPORTATION (0.1%)
Atlantic Express Transportation Corp.
 12.609%, due 4/15/12 (b)                              45,000          45,675
St. Acquisition Corp.
 12.50%, due 5/15/17 (b)                               40,000          37,800

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TRANSPORTATION (CONTINUED)
Union Pacific Corp.
 3.875%, due 2/15/09                                $ 440,000    $    429,959
                                                                 ------------
                                                                      513,434
                                                                 ------------
TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
 8.375%, due 5/15/15                                   55,000          55,413
                                                                 ------------
Total Corporate Bonds
 (Cost $30,430,893)                                                30,119,097
                                                                 ------------

FOREIGN BONDS (2.1%)
-----------------------------------------------------------------------------
AGRICULTURE (0.1%)
Asia Aluminum Holdings, Ltd.
 8.00%, due 12/23/11 (b)                              440,000         433,400
                                                                 ------------

BANKS (0.0%)++
ATF Capital B.V.
 9.25%, due 2/21/14 (b)                               145,000         154,425
                                                                 ------------

BEVERAGES (0.4%)
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13                                  245,000         237,543
Companhia Brasileira de Bebidas
 10.50%, due 12/15/11                               1,355,000       1,592,125
                                                                 ------------
                                                                    1,829,668
                                                                 ------------
COMMERCIAL SERVICES (0.0%)++
Quebecor World, Inc.
 9.75%, due 1/15/15 (b)                               120,000         121,500
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Cosan Finance, Ltd.
 7.00%, due 2/1/17 (b)                                230,000         222,824
Lukoil International Finance B.V.
 6.356%, due 6/7/17 (b)                               460,000         444,820
Telecom Italia Capital S.A.
 4.875%, due 10/1/10                                  525,000         511,358
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (b)                             230,000         225,699
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                               545,000         561,895
                                                                 ------------
                                                                    1,966,596
                                                                 ------------
ELECTRIC (0.2%)
Monterrey Power S.A. de C.V.
 9.625%, due 11/15/09 (b)                             320,323         346,750
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (b)                              360,000         349,010
                                                                 ------------
                                                                      695,760
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
ELECTRONICS (0.0%)++
NXP B.V. / NXP Funding LLC
 7.875%, due 10/15/14                               $ 130,000    $    128,050
                                                                 ------------
FOOD (0.1%)
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (b)                               215,000         225,213
                                                                 ------------
FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
 7.95%, due 11/15/11                                    5,000           4,706
Catalyst Paper Corp.
 7.375%, due 3/1/14                                    50,000          44,938
                                                                 ------------
                                                                       49,644
                                                                 ------------
HEALTH CARE--PRODUCTS (0.0%)++
FMC Finance III S.A.
 6.875%, due 7/15/17 (b)                              145,000         142,100
                                                                 ------------

HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa International, Ltd.
 6.50%, due 2/13/13 (b)                               485,000         498,914
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (0.1%)
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (b)                              140,000         140,350
 6.50%, due 12/15/15                                  190,000         190,475
                                                                 ------------
                                                                      330,825
                                                                 ------------
INSURANCE (0.1%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (b)                               250,000         243,659
                                                                 ------------

MEDIA (0.2%)
BSKYB Finance UK PLC
 6.50%, due 10/15/35 (b)                              760,000         737,642
CanWest MediaWorks, Inc.
 8.00%, due 9/15/12                                    25,000          24,813
CanWest MediaWorks, L.P.
 9.25%, due 8/1/15 (b)                                 80,000          80,200
Quebecor Media, Inc.
 7.75%, due 3/15/16                                    10,000          10,150
Videotron, Ltee
 6.375%, due 12/15/15                                  50,000          47,500
                                                                 ------------
                                                                      900,305
                                                                 ------------
MINING (0.2%)
Corporacion Nacional del Cobre-Codelco, Inc.
 4.75%, due 10/15/14 (b)                              475,000         443,414

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MINING (CONTINUED)
Vale Overseas, Ltd.
 6.875%, due 11/21/36                               $ 200,000    $    201,037
 8.25%, due 1/17/34                                   185,000         216,395
                                                                 ------------
                                                                      860,846
                                                                 ------------
OIL & GAS (0.1%)
Citic Resources Finance, Ltd.
 6.75%, due 5/15/14 (b)                               200,000         193,000
Intergas Finance B.V.
 6.375%, due 5/14/17 (b)                              150,000         143,625
                                                                 ------------
                                                                      336,625
                                                                 ------------
PHARMACEUTICALS (0.0%)++
Angiotech Pharmaceuticals, Inc.
 7.75%, due 4/1/14 (d)                                 20,000          18,850
 9.11%, due 12/1/13 (a)                                40,000          41,200
                                                                 ------------
                                                                       60,050
                                                                 ------------
TELECOMMUNICATIONS (0.1%)
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                   60,000          64,950
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)                               45,000          49,725
Rogers Wireless, Inc.
 9.625%, due 5/1/11                                   160,000         180,047
Satelites Mexicanos S.A. de C.V.
 14.11%, due 11/30/11 (a)                              55,000          57,750
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                   120,000         116,638
Vodafone Group PLC
 5.75%, due 3/15/16                                   120,000         116,517
                                                                 ------------
                                                                      585,627
                                                                 ------------
TRANSPORTATION (0.0%)++
Kansas City Southern de Mexico S.A. de C.V.
 7.375%, due 6/1/14 (b)                                20,000          19,850
                                                                 ------------
Total Foreign Bonds
 (Cost $9,445,116)                                                  9,583,057
                                                                 ------------

FOREIGN GOVERNMENT BONDS (0.5%)
-----------------------------------------------------------------------------
FOREIGN SOVEREIGN (0.5%)
Republic of Argentina
 8.28%, due 12/31/33                                  505,729         488,028
Republic of Panama
 6.70%, due 1/26/36                                   500,000         510,000
 7.125%, due 1/29/26                                  645,000         686,925

 M-350 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOREIGN SOVEREIGN (CONTINUED)
United Mexican States
 8.125%, due 12/30/19                               $ 350,000    $    414,750
                                                                 ------------
Total Foreign Government Bonds
 (Cost $2,173,110)                                                  2,099,703
                                                                 ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (0.2%)(F)
-----------------------------------------------------------------------------
CHEMICALS (0.0%)++
Talecris Biotherapeutics, Inc.
 2nd Lien Term Loan
 11.86%, due 12/6/14                                  100,000         102,000
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.0%)++
BHM Technologies LLC
 1st Lien Term Loan
 10.859%, due 7/23/13                                 117,957         114,222
                                                                 ------------

HEALTH CARE-SERVICES (0.1%)
HCA, Inc.
 Term Loan B
 7.61%, due 11/17/13                                  164,175         164,739
                                                                 ------------

REAL ESTATE (0.1%)
LNR Property Corp.
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                   140,000         139,925
Rental Services Corp.
 2nd Lien Term Loan
 9.636%, due 11/27/10                                  79,584          80,678
Town Sports International, Inc.
 Term Loan
 7.125%, due 2/27/14                                  100,000          99,625
                                                                 ------------
                                                                      320,228
                                                                 ------------
RETAIL (0.0%)++
Toys "R" Us (Delaware), Inc.
 Term Loan
 10.32%, due 1/19/13                                  100,000         100,313
                                                                 ------------
Total Loan Assignments & Participations
 (Cost $798,798)                                                      801,502
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (2.3%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.3%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                               $ 805,000    $    792,739
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.55%, due 12/25/36 (a)(b)                           294,619         294,502
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                 760,000         713,935
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.40%, due 7/15/44 (a)                               815,000         789,185
Commercial Mortgage
 Pass-Through Certificates
 Series 2006-C7, Class A4
 5.962%, due 6/10/46 (a)                              425,000         424,672
Credit Suisse Mortgage Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                            2,020,000       1,952,205
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (b)                             480,000         452,198
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                1,050,000       1,015,415
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                 581,987         569,804
 Series 2005-C7, Class A4
 5.197%, due 11/15/30 (a)                             640,000         614,963
 Series 2006-C4, Class A4
 6.097%, due 6/15/38 (a)                              380,000         382,770
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                  452,919         444,860
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                           1,530,000       1,448,465
Mortgage Equity Conversion Asset Trust
 Series 2007-FF2, Class A
 5.37%, due 2/25/42 (a)(b)(c)                         530,000         528,134
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)(c)                          160,000         156,262

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                $ 189,977    $    186,059
                                                                 ------------
Total Mortgage-Backed Securities
 (Cost $11,117,136)                                                10,766,168
                                                                 ------------

MUNICIPAL BONDS (0.2%)
-----------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                               395,000         385,129
                                                                 ------------

WEST VIRGINIA (0.1%)
Tobacco Settlement Finance Authority of West
 Virginia
 7.467%, due 6/1/47                                   470,000         479,724
                                                                 ------------
Total Municipal Bonds
 (Cost $865,000)                                                      864,853
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (18.9%)
-----------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   501,721         501,759
                                                                 ------------
FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (g)                               155,066         155,806
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.3%)
 6.50%, due 4/1/37                                  1,330,948       1,344,826
                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.8%)
 3.00%, due 8/1/10                                    324,796         308,735
 4.315%, due 3/1/35 (a)                             1,015,653         999,597
 5.00%, due 8/1/33                                    574,426         541,259
 5.00%, due 10/1/35                                 1,064,069       1,000,025
 5.50%, due 1/1/21                                  1,980,618       1,952,297
 5.50%, due 2/1/33                                    407,357         394,761
 5.50%, due 7/1/34                                  2,135,662       2,069,662
 5.50%, due 11/1/35                                 1,157,682       1,119,166
 5.50%, due 1/1/36                                  2,770,693       2,678,514

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 9/1/36                                  $ 414,962    $    400,426
 6.00%, due 3/1/36                                  1,260,571       1,251,201
                                                                 ------------
                                                                   12,715,643
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.3%)
 4.00%, due 9/2/08                                  3,995,000       3,937,832
 4.625%, due 5/1/13                                   870,000         833,994
 5.125%, due 1/2/14                                   545,000         532,497
 5.25%, due 8/1/12                                  2,330,000       2,309,997
 6.25%, due 2/1/11                                    435,000         449,589
 6.625%, due 9/15/09                                2,565,000       2,640,506
                                                                 ------------
                                                                   10,704,415
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (8.7%)
 4.50%, due 4/1/18                                    619,358         590,146
 4.50%, due 7/1/18                                  2,066,279       1,968,823
 4.50%, due 11/1/18                                 2,856,883       2,722,137
 4.50%, due 9/1/20                                    799,772         759,250
 5.00%, due 9/1/20                                    346,384         334,990
 5.00%, due 10/1/20                                   348,391         336,931
 5.00%, due 12/1/20                                 1,756,570       1,698,789
 5.00%, due 7/1/35                                    502,091         471,737
 5.00%, due 2/1/36                                  1,361,117       1,278,830
 5.00%, due 5/1/36                                  1,725,762       1,621,430
 5.00%, due 6/1/36                                  3,066,472       2,875,735
 5.50%, due 2/1/17                                  2,278,370       2,252,977
 5.50%, due 4/1/21                                  2,101,475       2,071,912
 5.50%, due 6/1/21                                  3,455,080       3,404,672
 5.50%, due 6/1/33                                  3,280,384       3,178,338
 5.50%, due 11/1/33                                 1,814,329       1,757,889
 5.50%, due 12/1/33                                 1,152,678       1,116,821
 5.50%, due 6/1/34                                  1,306,772       1,265,197
 6.00%, due 1/1/33                                    558,936         556,345
 6.00%, due 3/1/33                                    659,943         656,073
 6.00%, due 9/1/34                                    760,881         755,300
 6.00%, due 9/1/35                                  2,366,838       2,347,464
 6.00%, due 10/1/35                                 1,811,807       1,795,537
 6.00%, due 6/1/36                                  1,488,540       1,473,443
 6.00%, due 4/1/37                                  1,115,345       1,099,386
 6.50%, due 6/1/31                                    258,964         264,000
 6.50%, due 8/1/31                                    213,687         217,842
 6.50%, due 10/1/31                                   309,960         315,987
 6.50%, due 2/1/37                                  1,030,536       1,040,315
                                                                 ------------
                                                                   40,228,296
                                                                 ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                   607,784         574,407
                                                                 ------------

 M-352 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series R001, Class AE
 4.375%, due 4/15/15                                $1,038,719   $  1,009,007
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.6%)
 5.00%, due 3/15/36                                   796,427         753,836
 5.00%, due 6/15/36                                   518,397         490,545
 6.00%, due 4/15/29                                   477,340         476,664
 6.00%, due 8/15/32                                   992,704         990,692
                                                                 ------------
                                                                    2,711,737
                                                                 ------------
UNITED STATES TREASURY BONDS (0.8%)
 6.25%, due 5/15/30 (d)                             2,915,000       3,331,755
 6.875%, due 8/15/25                                  135,000         160,829
                                                                 ------------
                                                                    3,492,584
                                                                 ------------
UNITED STATES TREASURY NOTES (3.0%)
V    3.875%, due 2/15/13                            5,740,000       5,451,657
 4.625%, due 2/15/17 (d)                            2,210,000       2,140,248
 4.75%, due 5/31/12 (d)                             2,800,000       2,778,126
 4.875%, due 7/31/11                                3,690,000       3,684,812
                                                                 ------------
                                                                   14,054,843
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $88,912,578)                                                87,493,323
                                                                 ------------

YANKEE BONDS (0.3%)(H)
-----------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                  120,000         120,900
                                                                 ------------

INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (d)                               15,000          14,400
 8.30%, due 4/15/26 (d)                                10,000          10,050
                                                                 ------------
                                                                       24,450
                                                                 ------------
OIL & GAS (0.1%)
Burlington Resources Finance Co.
 7.20%, due 8/15/31                                   500,000         561,418
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PIPELINES (0.2%)
TransCanada Pipelines, Ltd.
 6.35%, due 5/15/67 (a)                             $ 815,000    $    783,507
                                                                 ------------
Total Yankee Bonds
 (Cost $1,544,193)                                                  1,490,275
                                                                 ------------
Total Long-Term Bonds
 (Cost $157,811,548)                                              156,390,865
                                                                 ------------

                                                        SHARES

CONVERTIBLE PREFERRED STOCK (0.0%)++
-----------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
 5.50% (b)(i)                                           4,900         134,750
                                                                 ------------
Total Convertible Preferred Stock
 (Cost $122,500)                                                      134,750
                                                                 ------------

COMMON STOCKS (64.1%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.5%)
Northrop Grumman Corp.                                 30,700       2,390,609
                                                                 ------------

AIRLINES (0.0%)++
Delta Air Lines, Inc. (i)                               2,961          58,332
Northwest Airlines, Inc. (i)                            1,460          32,412
                                                                 ------------
                                                                       90,744
                                                                 ------------
APPAREL (1.2%)
Coach, Inc. (i)                                        59,500       2,819,705
Polo Ralph Lauren Corp.                                25,800       2,531,238
                                                                 ------------
                                                                    5,350,943
                                                                 ------------
BANKS (2.9%)
Bank of America Corp.                                  89,900       4,395,211
Bank of New York Co., Inc. (The)                       93,900       3,891,216
V  PNC Financial Services Group, Inc.                  61,800       4,423,644
U.S. Bancorp (d)                                       22,100         728,195
                                                                 ------------
                                                                   13,438,266
                                                                 ------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (i)                                        21,600       1,194,264
Celgene Corp. (i)                                      43,000       2,465,190
Genentech, Inc. (i)                                    33,700       2,549,742
                                                                 ------------
                                                                    6,209,196
                                                                 ------------
BUILDING MATERIALS (0.1%)
American Standard Cos., Inc.                           11,500         678,270
                                                                 ------------

CHEMICALS (0.6%)
E.I. du Pont de Nemours & Co.                          55,800       2,836,872
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL SERVICES (1.0%)
Manpower, Inc.                                         28,400    $  2,619,616
Robert Half International, Inc.                        56,000       2,044,000
                                                                 ------------
                                                                    4,663,616
                                                                 ------------
COMPUTERS (3.6%)
Affiliated Computer Services, Inc. Class A (i)         27,600       1,565,472
Apple, Inc. (i)                                        30,000       3,661,200
Cognizant Technology Solutions Corp. Class A (i)       24,600       1,847,214
Computer Sciences Corp. (i)                            32,600       1,928,290
Hewlett-Packard Co.                                    66,800       2,980,616
International Business Machines Corp.                  26,800       2,820,700
Network Appliance, Inc. (j)                            57,400       1,676,080
                                                                 ------------
                                                                   16,479,572
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (7.6%)
Capital One Financial Corp.                            21,500       1,686,460
V  Citigroup, Inc.                                    115,000       5,898,350
Fannie Mae                                             60,900       3,978,597
First Marblehead Corp. (The) (d)                       10,600         409,584
Freddie Mac                                            44,000       2,670,800
V  Goldman Sachs Group, Inc. (The)                     22,700       4,920,225
IntercontinentalExchange, Inc. (i)                     18,900       2,794,365
JPMorgan Chase & Co.                                   65,684       3,182,390
V  Merrill Lynch & Co., Inc.                           58,000       4,847,640
V  Morgan Stanley                                      56,000       4,697,280
                                                                 ------------
                                                                   35,085,691
                                                                 ------------
ELECTRIC (1.5%)
CenterPoint Energy, Inc.                              114,300       1,988,820
FirstEnergy Corp.                                      28,000       1,812,440
NRG Energy, Inc. (i)                                   72,200       3,001,354
                                                                 ------------
                                                                    6,802,614
                                                                 ------------
ELECTRONICS (1.2%)
Amphenol Corp. Class A                                 66,100       2,356,465
Thermo Fisher Scientific, Inc. (i)                     59,700       3,087,684
                                                                 ------------
                                                                    5,444,149
                                                                 ------------
FOOD (0.7%)
General Mills, Inc.                                    29,500       1,723,390
Kroger Co. (The)                                       55,500       1,561,215
                                                                 ------------
                                                                    3,284,605
                                                                 ------------
HEALTH CARE--PRODUCTS (0.6%)
Johnson & Johnson                                      43,000       2,649,660
                                                                 ------------


                                                        SHARES          VALUE
HEALTH CARE--SERVICES (0.9%)
Humana, Inc. (i)                                       37,300    $  2,271,943
Quest Diagnostics, Inc.                                38,300       1,978,195
                                                                 ------------
                                                                    4,250,138
                                                                 ------------
HOME BUILDERS (0.2%)
Centex Corp.                                           18,900         757,890
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (0.4%)
Kimberly-Clark Corp.                                   25,700       1,719,073
                                                                 ------------

INSURANCE (2.8%)
Assurant, Inc. (d)                                     39,300       2,315,556
Genworth Financial, Inc. Class A                       92,300       3,175,120
Hartford Financial Services Group, Inc. (The)          25,800       2,541,558
PMI Group, Inc. (The)                                  44,400       1,983,348
Prudential Financial, Inc.                             31,200       3,033,576
                                                                 ------------
                                                                   13,049,158
                                                                 ------------
INTERNET (1.2%)
Akamai Technologies, Inc. (d)(i)                       48,100       2,339,584
Google, Inc. Class A (i)                                6,000       3,140,280
                                                                 ------------
                                                                    5,479,864
                                                                 ------------
IRON & STEEL (0.5%)
Allegheny Technologies, Inc.                           24,200       2,538,096
                                                                 ------------

LEISURE TIME (0.4%)
Harley-Davidson, Inc.                                  29,800       1,776,378
                                                                 ------------

MEDIA (1.5%)
Comcast Corp. Class A (i)                             155,600       4,375,472
DIRECTV Group, Inc. (The) (i)                         104,900       2,424,239
                                                                 ------------
                                                                    6,799,711
                                                                 ------------
METAL FABRICATE & HARDWARE (0.7%)
Precision Castparts Corp.                              27,200       3,300,992
                                                                 ------------

MINING (2.0%)
Alcoa, Inc.                                            43,000       1,742,790
Southern Copper Corp. (d)                              44,600       4,203,996
Teck Cominco, Ltd. Class B (d)                         72,600       3,085,500
                                                                 ------------
                                                                    9,032,286
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (1.2%)
General Electric Co.                                   32,600       1,247,928
Honeywell International, Inc.                          37,700       2,121,756
Pentair, Inc.                                          54,100       2,086,637
                                                                 ------------
                                                                    5,456,321
                                                                 ------------

 M-354 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (5.7%)
Chevron Corp.                                          41,200    $  3,470,688
ConocoPhillips                                         33,500       2,629,750
Diamond Offshore Drilling, Inc.                        22,600       2,295,256
ENSCO International, Inc.                              38,000       2,318,380
ExxonMobil Corp.                                       19,300       1,618,884
V  GlobalSantaFe Corp.                                 63,000       4,551,750
Hess Corp.                                             37,000       2,181,520
Suncor Energy, Inc.                                    30,300       2,724,576
Valero Energy Corp.                                    20,100       1,484,586
XTO Energy, Inc.                                       50,200       3,017,020
                                                                 ------------
                                                                   26,292,410
                                                                 ------------
OIL & GAS SERVICES (3.1%)
Baker Hughes, Inc.                                     33,700       2,835,181
Cameron International Corp. (i)                        34,200       2,444,274
Halliburton Co.                                        88,200       3,042,900
National Oilwell Varco, Inc. (i)                       34,800       3,627,552
Smith International, Inc.                              42,600       2,498,064
                                                                 ------------
                                                                   14,447,971
                                                                 ------------
PHARMACEUTICALS (3.0%)
Barr Pharmaceuticals, Inc. (i)                         51,600       2,591,868
Schering-Plough Corp.                                 106,600       3,244,904
V  Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (j)                                              135,000       5,568,750
Wyeth                                                  47,300       2,712,182
                                                                 ------------
                                                                   14,117,704
                                                                 ------------
PIPELINES (0.6%)
Williams Cos., Inc.                                    94,100       2,975,442
                                                                 ------------

RETAIL (6.8%)
Abercrombie & Fitch Co. Class A (d)                    27,300       1,992,354
American Eagle Outfitters, Inc.                        67,700       1,737,182
AutoZone, Inc. (i)                                     17,900       2,445,498
CarMax, Inc. (i)                                       48,500       1,236,750
CVS Caremark Corp.                                    118,900       4,333,905
Home Depot, Inc.                                       98,900       3,891,715
J.C. Penney Co., Inc.                                  33,000       2,388,540
Kohl's Corp. (i)                                       37,200       2,642,316
Limited Brands, Inc. (d)                               76,400       2,097,180
Lowe's Cos., Inc.                                      71,300       2,188,197
Nordstrom, Inc.                                        47,300       2,417,976
TJX Cos., Inc.                                        154,200       4,240,500
                                                                 ------------
                                                                   31,612,113
                                                                 ------------
SEMICONDUCTORS (3.3%)
Applied Materials, Inc.                               138,500       2,751,995
Intel Corp.                                           166,300       3,951,288
MEMC Electronic Materials, Inc. (i)                    46,900       2,866,528


                                                        SHARES          VALUE
SEMICONDUCTORS (CONTINUED)
NVIDIA Corp. (i)                                       66,900    $  2,763,639
Texas Instruments, Inc.                                74,500       2,803,435
                                                                 ------------
                                                                   15,136,885
                                                                 ------------
SOFTWARE (2.2%)
BMC Software, Inc. (i)                                 63,000       1,908,900
V  Microsoft Corp.                                    178,400       5,257,448
Oracle Corp. (i)                                      149,200       2,940,732
                                                                 ------------
                                                                   10,107,080
                                                                 ------------
TELECOMMUNICATIONS (4.0%)
ALLTEL Corp.                                           24,200       1,634,710
V  AT&T, Inc.                                         149,600       6,208,400
Cisco Systems, Inc. (i)                               120,400       3,353,140
Nokia Oyj, Sponsored ADR (j)                           85,000       2,389,350
Sprint Nextel Corp.                                    88,700       1,836,977
Verizon Communications, Inc.                           74,700       3,075,399
                                                                 ------------
                                                                   18,497,976
                                                                 ------------
TRANSPORTATION (0.8%)
FedEx Corp.                                            10,600       1,176,282
Norfolk Southern Corp.                                 50,800       2,670,556
                                                                 ------------
                                                                    3,846,838
                                                                 ------------
Total Common Stocks
 (Cost $248,053,185)                                              296,599,133
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

SHORT-TERM INVESTMENTS (7.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.6%)
American General Finance Corp.
 5.275%, due 7/3/07                                 $2,000,000      1,999,414
 5.275%, due 7/12/07                                1,500,000       1,497,583
Barton Capital LLC
 5.29%, due 7/5/07 (k)                                727,082         727,082
Clipper Receivables Corp.
 5.291%, due 7/17/07 (k)                              581,666         581,666
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (k)                            1,308,749       1,308,749
Compass Securitization
 5.292%, due 7/3/07 (k)                               145,417         145,417
 5.303%, due 7/13/07 (k)                              436,250         436,250
Deutsche Bank Financial LLC
 5.27%, due 7/5/07                                  2,000,000       1,998,829
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (k)                              436,250         436,250
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (k)                               432,238         432,238

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (k)                            $ 290,833    $    290,833
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (k)                               581,666         581,666
Old Line Funding LLC
 5.279%, due 7/2/07 (k)                               290,833         290,833
 5.286%, due 7/2/07 (k)                               436,250         436,250
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                  3,685,000       3,684,455
Three Pillars Funding LLC
 5.304%, due 7/16/07 (k)                              872,499         872,499
Yorktown Capital LLC
 5.295%, due 7/3/07 (k)                               436,250         436,250
 5.303%, due 7/24/07 (k)                              290,833         290,833
                                                                 ------------
Total Commercial Paper
 (Cost $16,447,097)                                                16,447,097
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (k)             1,351,906       1,351,906
                                                                 ------------
Total Investment Company
 (Cost $1,351,906)                                                  1,351,906
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $581,932
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $609,103 and a Market Value
 of $600,555) (k)                                   $ 581,666         581,666
                                                                 ------------
Total Repurchase Agreement
 (Cost $581,666)                                                      581,666
                                                                 ------------
TIME DEPOSITS (3.5%)
Abbey National PLC
 5.28%, due 7/6/07 (k)                              1,163,332       1,163,332
 5.29%, due 7/2/07 (k)                              1,017,916       1,017,916

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Bank of America Corp.
 5.29%, due 8/16/07 (a) (k)                         $1,163,332   $  1,163,332
Barclays
 5.31%, due 8/20/07 (k)                             1,163,332       1,163,332
Calyon
 5.30%, due 8/13/07 (k)                             1,163,332       1,163,332
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (k)                               872,499         872,499
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (k)                               872,499         872,499
Deutsche Bank AG
 5.28%, due 7/10/07 (k)                             1,017,916       1,017,916
Fortis Bank
 5.30%, due 7/30/07 (k)                               581,666         581,666
Rabobank Nederland
 5.29%, due 7/18/07 (k)                             1,017,916       1,017,916
Royal Bank of Canada
 5.285%, due 8/3/07 (k)                             2,181,248       2,181,248
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (k)                              2,181,248       2,181,248
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (k)                               872,499         872,499
UBS AG
 5.277%, due 7/3/07 (k)                             1,163,332       1,163,332
                                                                 ------------
Total Time Deposits
 (Cost $16,432,067)                                                16,432,067
                                                                 ------------
Total Short-Term Investments
 (Cost $34,812,736)                                                34,812,736
                                                                 ------------
Total Investments
 (Cost $440,799,969) (l)                                105.5%    487,937,484(m)
Liabilities in Excess of
 Cash and Other Assets                                   (5.5)    (25,307,077)
                                                    ----------   ------------
Net Assets                                              100.0%   $462,630,407
                                                    ==========   ============
                                                     NUMBER OF
                                                     CONTRACTS

WRITTEN CALL OPTION (0.0%)++
-----------------------------------------------------------------------------
BUILDING PRODUCTS (0.0%)++
American Standard Cos., Inc.
 Strike Price $55.00
 Expire 7/21/07                                          (109)   $    (47,960)
                                                                 ------------
Total Written Call Option
 (Premium $33,462)                                               $    (47,960)
                                                                 ============

 M-356 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Floating rate. Rate shown is the rate in effect at June 30,
     2007.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Fair valued security. The total market value of these
     securities at June 30, 2007 is $979,676, which reflects 0.2%
     of the Portfolio's net assets.
(d)  Represents a security, or a portion thereof, which is out on loan.
(e)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(f)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at June 30, 2007.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to
     receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(g)  ACES--Alternative Credit Enhancement Structure.
(h)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  ADR--American Depositary Receipt.
(k)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $442,221,081.
(m)  At June 30, 2007, net unrealized appreciation was
     $45,716,403 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $52,942,353 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $7,225,950.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $440,799,969) including $24,917,044
  market value of securities loaned             $487,937,484
Cash                                                  13,980
Cash denominated in foreign currencies
  (identified cost $2,201)                             2,210
Receivables:
  Investment securities sold                       1,953,723
  Dividends and interest                           1,647,090
  Fund shares sold                                    37,399
Other assets                                           5,534
                                                -------------
    Total assets                                 491,597,420
                                                -------------
LIABILITIES:
Securities lending collateral                     25,632,455
Written options, at value
  (premiums received $33,462)                         47,960
Payables:
  Investment securities purchased                  2,603,979
  Fund shares redeemed                               328,620
  Adviser (See Note 3)                               122,866
  Shareholder communication                           89,105
  Administrator (See Note 3)                          76,791
  Professional fees                                   45,350
  NYLIFE Distributors (See Note 3)                    12,095
  Custodian                                            6,866
Accrued expenses                                         926
                                                -------------
    Total liabilities                             28,967,013
                                                -------------
Net assets                                      $462,630,407
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    201,907
  Service Class                                       29,444
Additional paid-in capital                       336,594,732
Accumulated undistributed net investment
  income                                          15,280,665
Accumulated undistributed net realized gain on
  investments                                     63,400,662
Net unrealized appreciation on investments,
  foreign currency transactions and written
  option contracts                                47,123,017
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies                                             (20)
                                                -------------
Net assets                                      $462,630,407
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $403,988,147
                                                =============
Shares of capital stock outstanding               20,190,671
                                                =============
Net asset value per share outstanding           $      20.01
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 58,642,260
                                                =============
Shares of capital stock outstanding                2,944,449
                                                =============
Net asset value per share outstanding           $      19.92
                                                =============

 M-358 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $  4,598,505
  Dividends (a)                                    2,232,420
  Income from securities loaned--net                  86,604
                                                ------------
    Total income                                   6,917,529
                                                ------------
EXPENSES:
  Advisory (See Note 3)                              732,985
  Administration (See Note 3)                        458,116
  Distribution and service--Service Class
    (See Note 3)                                      70,990
  Professional fees                                   45,960
  Shareholder communication                           41,683
  Custodian                                           24,410
  Directors                                           11,684
  Miscellaneous                                       10,346
                                                ------------
    Total expenses                                 1,396,174
                                                ------------
Net investment income                              5,521,355
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY AND WRITTEN OPTIONS:
Net realized gain (loss) on:
  Security transactions                           34,958,903
  Foreign currency transactions                           (1)
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           34,958,902
                                                ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          (11,383,081)
  Written option contracts                           (14,498)
  Translation of other assets and liabilities
    in foreign currencies                                (20)
                                                ------------
Net change in unrealized appreciation
  (depreciation) on investments, written
  option contracts and foreign currency
  transactions                                   (11,397,599)
                                                ------------
Net realized and unrealized gain on
  investments, written option contracts and
  foreign currency transactions                   23,561,303
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 29,082,658
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $18,405.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                        2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $  5,521,355   $  9,744,113
 Net realized gain on
  investments and foreign
  currency transactions           34,958,902     29,793,584
 Net change in unrealized
  appreciation (depreciation)
  on investments, written
  option contracts and foreign
  currency transactions          (11,397,599)     3,436,018
                                ---------------------------
 Net increase in net assets
  resulting from operations       29,082,658     42,973,715
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                          --     (2,546,034)
   Service Class                          --       (240,857)
 From net realized gain on investments:
   Initial Class                          --     (5,245,726)
   Service Class                          --       (720,227)
                                ---------------------------
  Total dividends and
    distributions to
    shareholders                          --     (8,752,844)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  12,021,454      6,071,980
   Service Class                   3,023,780      8,344,960
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                          --      7,791,760
   Service Class                          --        961,084
                                ---------------------------
                                  15,045,234     23,169,784
 Cost of shares redeemed:
   Initial Class                 (41,613,759)   (87,961,766)
   Service Class                  (3,769,420)    (6,057,822)
                                ---------------------------
                                 (45,383,179)   (94,019,588)
   Decrease in net assets
    derived from capital share
    transactions                 (30,337,945)   (70,849,804)
                                ---------------------------
   Net decrease in net assets     (1,255,287)   (36,628,933)

NET ASSETS:
Beginning of period              463,885,694    500,514,627
                                ---------------------------
End of period                   $462,630,407   $463,885,694
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $ 15,280,665   $  9,759,310
                                ===========================

 M-360 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-361

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  18.78       $  17.48      $  16.67      $  15.93      $  13.55      $  16.69
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.24(b)        0.37(b)       0.33(b)       0.28(c)       0.27(b)       0.37
Net realized and unrealized gain (loss) on
  investments                                    0.99           1.30          0.75          0.74          2.39         (3.13)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 1.23           1.67          1.08          1.02          2.66         (2.76)
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.12)        (0.27)        (0.28)        (0.28)        (0.38)
  From net realized gain on investments            --          (0.25)           --            --            --            --
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.37)        (0.27)        (0.28)        (0.28)        (0.38)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  20.01       $  18.78      $  17.48      $  16.67      $  15.93      $  13.55
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          6.55%(f)       9.50%         6.50%(d)      6.37%        19.68%       (16.57%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          2.44%+         2.06%         1.96%         1.64%(c)      1.87%         2.28%
  Net expenses                                   0.58%+         0.59%         0.37%         0.62%         0.61%         0.61%
  Expenses (before reimbursement)                0.58%+         0.59%         0.58%         0.62%         0.61%         0.61%
Portfolio turnover rate                            48%            61%(e)        76%(e)       111%           69%          101%
Net assets at end of period (in 000's)       $403,988       $408,052      $451,605      $523,683      $558,181      $498,484

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.27% and 5.99% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39% for the years ended December 31, 2006 and, 2005, respectively.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-362 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               SERVICE CLASS
    -------------------------------------------------------------------
                                                             JUNE 4,
    SIX MONTHS                                               2003(A)
      ENDED                                                  THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,           DECEMBER 31,
      2007*          2006         2005         2004            2003
     $ 18.72        $ 17.43      $ 16.64      $ 15.92        $ 14.79
    ----------      -------      -------      -------      ------------
        0.21(b)        0.33(b)      0.29(b)      0.24(c)        0.14(b)
        0.99           1.29         0.73         0.73           1.26
    ----------      -------      -------      -------      ------------
        1.20           1.62         1.02         0.97           1.40
    ----------      -------      -------      -------      ------------
          --          (0.08)       (0.23)       (0.25)         (0.27)
          --          (0.25)          --           --             --
    ----------      -------      -------      -------      ------------
          --          (0.33)       (0.23)       (0.25)         (0.27)
    ----------      -------      -------      -------      ------------
     $ 19.92        $ 18.72      $ 17.43      $ 16.64        $ 15.92
    ==========      =======      =======      =======      ============
        6.41%(f)       9.23%        6.19%(d)     6.10%          9.47%(f)
        2.19%+         1.81%        1.71%        1.39%(c)       1.62%+(g)
        0.83%+         0.84%        0.62%        0.87%          0.86%+
        0.83%+         0.84%        0.83%        0.87%          0.86%+
          48%            61%(e)       76%(e)      111%            69%
     $58,642        $55,833      $48,909      $37,849        $12,116

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 7.82%    20.62%   10.21%      7.10%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE          RUSSELL 1000 VALUE
                                                        PORTFOLIO                    INDEX                   S&P 500 INDEX
                                                    -----------------          ------------------            --------------
6/30/97                                                   10000                       10000                       10000
                                                          11493                       12884                       13016
                                                          12079                       14992                       15978
                                                          10881                       13655                       17136
                                                          13144                       15066                       14595
                                                          12215                       13718                       11970
                                                          11105                       13577                       12000
                                                          13629                       16447                       14293
                                                          14803                       18759                       15197
                                                          16465                       21029                       16508
6/30/07                                                   19860                       25627                       19907

SERVICE CLASS(2)                                                   AS OF 6/30/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE       FIVE       TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------------------
After Portfolio operating
  expenses                 7.69%    20.32%    9.93%      6.83%

(PERFORMANCE GRAPH)                         (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE          RUSSELL 1000 VALUE
                                                       PORTFOLIO                     INDEX                   S&P 500 INDEX
                                                    -----------------          ------------------            --------------
6/30/97                                                   10000                       10000                       10000
                                                          11464                       12884                       13016
                                                          12018                       14992                       15978
                                                          10798                       13655                       17136
                                                          13012                       15066                       14595
                                                          12064                       13718                       11970
                                                          10940                       13577                       12000
                                                          13394                       16447                       14293
                                                          14511                       18759                       15197
                                                          16099                       21029                       16508
6/30/07                                                   19369                       25627                       19907

                                                          SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    YEARS

Russell 1000(R) Value Index*                             6.23%    21.87%   13.31%   9.87%
S&P 500(R) Index*                                        6.96     20.59    10.71    7.13

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 10.19% and 7.09% for Initial Class shares and 9.92% and 6.83% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-364   MainStay VP Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2007, to June 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2007, to June 30, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/07            6/30/07           PERIOD(1)           6/30/07            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,078.50            $3.09            $1,022.00             $3.01
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,077.25            $4.38            $1,020.75             $4.26
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-365

PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    93.20
Short-Term Investments (collateral from securities lending                        8.00
  is 1.8%)*
Investment Company                                                                1.50
Written Call Option+                                                             (0.00)
Liabilities in Excess of Cash and Other Assets                                   (2.70)

*  Includes 0.1% of Short-Term Investment Company Securities.

+ Less than one-tenth of a percent.

See Portfolio of Investments on page M-369 for specific holdings within those categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  CVS Caremark Corp.
 4.  Fannie Mae
 5.  Intel Corp.
 6.  ExxonMobil Corp.
 7.  PNC Financial Services Group, Inc.
 8.  AT&T, Inc.
 9.  Teva Pharmaceutical Industries, Ltd., Sponsored
     ADR
10.  JPMorgan Chase & Co.

 M-366   MainStay VP Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC.

HOW DID MAINSTAY VP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP Value Portfolio returned 7.82% for Initial Class shares and 7.69% for Service Class shares. Both share classes outperformed the 7.00% return of the average Lipper* Variable Products Large-Cap Value Portfolio and the 6.23% return of the Russell 1000(R) Value Index* for the six months ended June 30, 2007. The Russell 1000(R) Value Index* is the Portfolio's broad-based securities-market index.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Although many sectors contributed to the Portfolio's relative performance, the largest positive contributions on a relative basis came from financials, industrials and information technology.

WHICH INFORMATION TECHNOLOGY STOCKS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH WERE WEAK PERFORMERS?

Large technology companies with significant market share and broad international exposure performed well for the Portfolio during the reporting period. Nokia, Texas Instruments and Intel fit this profile. Advanced Micro Devices, on the other hand, faced price competition from Intel that eroded margins and led to a substantial drop in Advanced Micro Devices' share price.

HOW DID THE PORTFOLIO'S FINANCIALS STOCKS PERFORM DURING THE REPORTING PERIOD?

Although concerns about the subprime mortgage market caused financial stocks to underperform, strong stock selection and relatively light exposure to subprime difficulties resulted in a significant positive relative contribution from the sector. Fannie Mae and student-loan company SLM (Sallie Mae) were two new positions that showed strong performance. SLM received a takeover bid that moved its stock price higher.

WHAT OTHER STOCKS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD?

Honeywell International, Pentair and Teva Pharmaceuticals all provided strong performance for the Portfolio. Energy equipment & services companies Diamond Offshore Drilling and GlobalSantaFe both advanced on higher day rates and rising earnings forecasts. The stock price of metals & mining company Alcoa rose on speculation that the company's bid for rival Alcan might put Alcoa into play. Teck Cominco, a mining company with copper and zinc interests, also rose on favorable supply and demand trends.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio established a position in biotechnology company Amgen early in the reporting period, but the stock lost ground on safety concerns about a key drug franchise. Among the Portfolio's financial holdings, PNC Financial and PMI Group had negative returns. Genworth Financial had a modest positive return but underperformed the Portfolio as a whole. Home-improvement retailers Lowes and Home Depot both lost ground as housing trends weakened.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In the first half of 2007, the Portfolio established new positions in Amgen, GlobalSantaFe, Teck Cominco, Fannie Mae and SLM. We added to several of the Portfolio's existing positions, including Intel, Lowes and Home Depot.

After reevaluating the Portfolio's position in Advanced Micro Devices, we concluded that the earnings outlook was no longer attractive and sold the Portfolio's entire position. We also sold the Portfolio's position in SLM when the stock reached our price target. We trimmed the Portfolio's positions in Nokia, Honeywell, Diamond Offshore and Alcoa as the stocks approached their respective price targets.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-367

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

Sector weightings in the Portfolio are a result of our "bottom-up" stock-by-stock selection process. As of June 30, 2007, the Portfolio was slightly over-weight relative to the Russell 1000(R) Value Index* in energy and overweight in health care, information technology and materials.

At the end of June 2007, the Portfolio was slightly underweight in telecommunication services and underweight in consumer discretionary, consumer staples, financials, utilities and industrials.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-368   MainStay VP Value Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2007 UNAUDITED


                                                        SHARES           VALUE
COMMON STOCKS (93.2%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
Honeywell International, Inc.                         185,300    $  10,428,684
Northrop Grumman Corp.                                131,100       10,208,757
                                                                 -------------
                                                                    20,637,441
                                                                 -------------
AIR FREIGHT & LOGISTICS (0.8%)
FedEx Corp.                                            52,100        5,781,537
                                                                 -------------
BIOTECHNOLOGY (0.8%)
Amgen, Inc. (a)                                       106,300        5,877,327
                                                                 -------------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.                           49,700        2,931,306
                                                                 -------------
CAPITAL MARKETS (5.2%)
Bank of New York Co., Inc. (The)                      297,600       12,332,544
Goldman Sachs Group, Inc. (The)                        42,800        9,276,900
Merrill Lynch & Co., Inc.                              94,900        7,931,742
Morgan Stanley                                        119,100        9,990,108
                                                                 -------------
                                                                    39,531,294
                                                                 -------------
CHEMICALS (1.7%)
E.I. du Pont de Nemours & Co.                         245,500       12,481,220
                                                                 -------------
COMMERCIAL BANKS (4.1%)
V  PNC Financial Services Group, Inc.                 222,500       15,926,550
U.S. Bancorp                                          107,900        3,555,305
Wells Fargo & Co.                                     324,700       11,419,699
                                                                 -------------
                                                                    30,901,554
                                                                 -------------
COMMUNICATIONS EQUIPMENT (1.6%)
Nokia Oyj, Sponsored ADR (b)                          417,400       11,733,114
                                                                 -------------
COMPUTERS & PERIPHERALS (1.5%)
International Business Machines Corp.                 107,900       11,356,475
                                                                 -------------

CONSUMER FINANCE (1.1%)
Capital One Financial Corp.                           104,600        8,204,824
                                                                 -------------
DIVERSIFIED FINANCIAL SERVICES (8.5%)
V  Bank of America Corp.                              483,892       23,657,480
V  Citigroup, Inc.                                    486,997       24,978,076
V  JPMorgan Chase & Co.                               317,740       15,394,503
                                                                 -------------
                                                                    64,030,059
                                                                 -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.8%)
V  AT&T, Inc.                                         383,700       15,923,550
Verizon Communications, Inc.                          309,100       12,725,647
                                                                 -------------
                                                                    28,649,197
                                                                 -------------


                                                        SHARES           VALUE
ELECTRIC UTILITIES (1.3%)
Duke Energy Corp.                                     137,000    $   2,507,100
FirstEnergy Corp.                                     107,500        6,958,475
                                                                 -------------
                                                                     9,465,575
                                                                 -------------
ENERGY EQUIPMENT & SERVICES (3.2%)
Diamond Offshore Drilling, Inc.                        88,100        8,947,436
GlobalSantaFe Corp.                                   208,500       15,064,125
                                                                 -------------
                                                                    24,011,561
                                                                 -------------
FOOD & STAPLES RETAILING (3.7%)
V  CVS Caremark Corp.                                 577,100       21,035,295
Kroger Co. (The)                                      248,100        6,979,053
                                                                 -------------
                                                                    28,014,348
                                                                 -------------
FOOD PRODUCTS (1.2%)
General Mills, Inc.                                   157,300        9,189,466
                                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
Quest Diagnostics, Inc.                               164,100        8,475,765
                                                                 -------------

HOUSEHOLD DURABLES (0.5%)
Centex Corp.                                           93,300        3,741,330
                                                                 -------------

HOUSEHOLD PRODUCTS (0.9%)
Kimberly-Clark Corp.                                  103,700        6,936,493
                                                                 -------------

INDUSTRIAL CONGLOMERATES (1.9%)
General Electric Co.                                  366,200       14,018,136
                                                                 -------------

INSURANCE (4.5%)
Genworth Financial, Inc. Class A                      377,100       12,972,240
Hartford Financial Services Group, Inc. (The)         104,300       10,274,593
Prudential Financial, Inc.                            109,600       10,656,408
                                                                 -------------
                                                                    33,903,241
                                                                 -------------
IT SERVICES (1.9%)
Affiliated Computer Services, Inc. Class A (a)        121,600        6,897,152
Computer Sciences Corp. (a)                           121,000        7,157,150
                                                                 -------------
                                                                    14,054,302
                                                                 -------------
MACHINERY (1.2%)
Pentair, Inc.                                         232,400        8,963,668
                                                                 -------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (2.1%)
Comcast Corp. Class A (a)                             245,400    $   6,900,648
Time Warner, Inc.                                     442,000        9,299,680
                                                                 -------------
                                                                    16,200,328
                                                                 -------------
METALS & MINING (2.7%)
Alcoa, Inc.                                           210,228        8,520,541
Teck Cominco, Ltd. Class B (c)                        278,200       11,823,500
                                                                 -------------
                                                                    20,344,041
                                                                 -------------
MULTI-UTILITIES (0.4%)
Energy East Corp.                                     129,500        3,378,655
                                                                 -------------
OIL, GAS & CONSUMABLE FUELS (10.2%)
Chevron Corp.                                         180,286       15,187,292
ConocoPhillips                                        161,500       12,677,750
V  ExxonMobil Corp.                                   215,800       18,101,304
Hess Corp.                                            180,000       10,612,800
Suncor Energy, Inc. (c)                               149,300       13,425,056
Valero Energy Corp.                                    88,300        6,521,838
                                                                 -------------
                                                                    76,526,040
                                                                 -------------
PHARMACEUTICALS (8.1%)
Barr Pharmaceuticals, Inc. (a)                        205,100       10,302,173
Johnson & Johnson                                     211,100       13,007,982
Pfizer, Inc.                                          544,500       13,922,865
V  Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (b)                                              383,100       15,802,875
Wyeth                                                 138,200        7,924,388
                                                                 -------------
                                                                    60,960,283
                                                                 -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
V  Intel Corp.                                        784,300       18,634,968
Texas Instruments, Inc.                               304,900       11,473,387
                                                                 -------------
                                                                    30,108,355
                                                                 -------------
SPECIALTY RETAIL (4.6%)
Home Depot, Inc.                                      380,300       14,964,805
Lowe's Cos., Inc.                                     328,800       10,090,872
TJX Cos., Inc.                                        338,100        9,297,750
                                                                 -------------
                                                                    34,353,427
                                                                 -------------
THRIFTS & MORTGAGE FINANCE (5.3%)
V  Fannie Mae                                         299,700       19,579,401
Freddie Mac                                           217,200       13,184,040
PMI Group, Inc. (The)                                 162,000        7,236,540
                                                                 -------------
                                                                    39,999,981
                                                                 -------------


                                                        SHARES           VALUE
WIRELESS TELECOMMUNICATION SERVICES (2.2%)
ALLTEL Corp.                                          117,700    $   7,950,635
Sprint Nextel Corp.                                   432,700        8,961,217
                                                                 -------------
                                                                    16,911,852
                                                                 -------------
Total Common Stocks
 (Cost $573,520,490)                                               701,672,195
                                                                 -------------
INVESTMENT COMPANY (1.5%)
------------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (d)             131,200       11,380,288
                                                                 -------------
Total Investment Company
 (Cost $10,615,928)                                                 11,380,288
                                                                 -------------

                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (8.0%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.7%)
American General Finance Corp.
 5.275%, due 7/3/07                                 $8,000,000       7,997,656
 5.275%, due 7/12/07                                7,000,000        6,988,717
Australia & New Zealand Banking Group, Ltd.
 5.30%, due 7/10/07                                 7,000,000        6,990,725
Barton Capital LLC
 5.29%, due 7/5/07 (e)                                389,936          389,936
Caterpillar Financial Services Corp.
 5.26%, due 7/16/07                                 7,000,000        6,984,658
Clipper Receivables Corp.
 5.291%, due 7/17/07 (e)                              311,949          311,949
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.288%, due 7/20/07 (e)                              701,885          701,885
Compass Securitization
 5.292%, due 7/3/07 (e)                                77,987           77,987
 5.303%, due 7/13/07 (e)                              233,962          233,962
Falcon Asset Securitization Corp.
 5.303%, due 7/13/07 (e)                              233,962          233,962
Galaxy Funding, Inc.
 5.276%, due 7/2/07 (e)                               231,810          231,810
Kitty Hawk Funding Corp.
 5.335%, due 7/30/07 (e)                              155,974          155,974
Lexington Parker Capital Co.
 5.319%, due 7/3/07 (e)                               311,949          311,949
Old Line Funding LLC
 5.279%, due 7/2/07 (e)                               155,974          155,974
 5.286%, due 7/2/07 (e)                               233,962          233,962
Rabobank USA Finance Corp.
 5.32%, due 7/2/07                                  8,785,000        8,783,702

 M-370 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Three Pillars Funding LLC
 5.304%, due 7/16/07 (e)                            $ 467,923    $     467,923
Toyota Motor Credit Corp.
 5.245%, due 7/5/07                                 8,580,000        8,575,000
Yorktown Capital LLC
 5.295%, due 7/3/07 (e)                               233,962          233,962
 5.303%, due 7/24/07 (e)                              155,974          155,974
                                                                 -------------
Total Commercial Paper
 (Cost $50,217,667)                                                 50,217,667
                                                                 -------------

                                                        SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (e)               725,030          725,030
                                                                 -------------
Total Investment Company
 (Cost $725,030)                                                       725,030
                                                                 -------------

                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.48%, dated 6/29/07
 due 7/2/07
 Proceeds at Maturity $312,091
 (Collateralized by various Corporate Bonds,
 with rates between 0.00%-8.40% and
 maturity dates between 8/1/07-12/15/20,
 with a Principal Amount of
 $326,664 and a Market Value
 of $322,079) (e)                                   $ 311,949          311,949
                                                                 -------------
Total Repurchase Agreement
 (Cost $311,949)                                                       311,949
                                                                 -------------
TIME DEPOSITS (1.2%)
Abbey National PLC
 5.28%, due 7/6/07 (e)                                623,898          623,898
 5.29%, due 7/2/07 (e)                                545,911          545,911
Bank of America Corp.
 5.29%, due 8/16/07 (e)(f)                            623,898          623,898
Barclays
 5.31%, due 8/20/07 (e)                               623,898          623,898

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
                                                        AMOUNT
TIME DEPOSITS (CONTINUED)
Calyon
 5.30%, due 8/13/07 (e)                             $ 623,898    $     623,898
Canadian Imperial Bank of Commerce
 5.30%, due 7/30/07 (e)                               467,923          467,923
Credit Suisse First Boston Corp.
 5.29%, due 7/12/07 (e)                               467,923          467,923
Deutsche Bank AG
 5.28%, due 7/10/07 (e)                               545,911          545,911
Fortis Bank
 5.30%, due 7/30/07 (e)                               311,949          311,949
Rabobank Nederland
 5.29%, due 7/18/07 (e)                               545,911          545,911
Royal Bank of Canada
 5.285%, due 8/3/07 (e)                             1,169,808        1,169,808
Societe Generale North America, Inc.
 5.32%, due 7/2/07 (e)                              1,169,809        1,169,809
SunTrust Banks, Inc.
 5.281%, due 7/2/07 (e)                               467,923          467,923
UBS AG
 5.277%, due 7/3/07 (e)                               623,898          623,898
                                                                 -------------
Total Time Deposits
 (Cost $8,812,558)                                                   8,812,558
                                                                 -------------
Total Short-Term Investments
 (Cost $60,067,204)                                                 60,067,204
                                                                 -------------
Total Investments
 (Cost $644,203,622) (g)                                102.7%     773,119,687(h)
Liabilities in Excess of
 Cash and Other Assets                                   (2.7)     (20,390,151)
                                                    ----------   -------------
Net Assets                                              100.0%   $ 752,729,536
                                                    ==========   =============
                                                     NUMBER OF
                                                     CONTRACTS
WRITTEN CALL OPTION (0.0%)++
------------------------------------------------------------------------------
BUILDING PRODUCTS (0.0%)++
American Standard Cos., Inc.
 Strike Price $55.00
 Expire 7/21/07                                          (471)   $    (207,240)
                                                                 -------------
Total Written Call Option
 (Premium Received $144,595)                                     $    (207,240)
                                                                 =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

++   Less than one-tenth of a percent.
+++  All of the Portfolio's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Represents a security, or a portion thereof, which is out on loan.
(d)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at June 30,
     2007.
(g)  The cost for federal income tax purposes is $645,440,672.
(h)  At June 30, 2007 net unrealized appreciation was
     $127,679,015, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $131,029,081 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $3,350,066.

 M-372 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $644,203,622) including $13,263,023
  market value of securities loaned             $773,119,687
Cash denominated in foreign currencies
  (identified cost $10,675)                           10,739
Cash                                                   5,650
Receivables:
  Dividends and interest                             480,124
  Fund shares sold                                   146,594
Other assets                                           7,054
                                                -------------
    Total assets                                 773,769,848
                                                -------------

LIABILITIES:
Securities lending collateral                     13,746,746
Written options, at value
  (premiums received $144,595)                       207,240
Payables:
  Investment securities purchased                  6,351,617
  Adviser (See Note 3)                               225,194
  Fund shares redeemed                               166,811
  Shareholder communication                          133,560
  Administrator (See Note 3)                         125,108
  Professional fees                                   49,748
  NYLIFE Distributors (See Note 3)                    29,299
  Custodian                                            3,755
Accrued expenses                                       1,234
                                                -------------
    Total liabilities                             21,040,312
                                                -------------
Net assets                                      $752,729,536
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    280,437
  Service Class                                       65,860
Additional paid-in capital                       512,173,873
Accumulated undistributed net investment
  income                                          17,535,842
Accumulated undistributed net realized gain on
  investments and foreign currency
  transactions                                    93,820,040
Net unrealized appreciation on investments and
  written option contracts                       128,853,420
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                              64
                                                -------------
Net assets                                      $752,729,536
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $610,164,285
                                                =============
Shares of capital stock outstanding               28,043,729
                                                =============
Net asset value per share outstanding           $      21.76
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $142,565,251
                                                =============
Shares of capital stock outstanding                6,585,979
                                                =============
Net asset value per share outstanding           $      21.65
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 7,597,191
  Interest                                         1,064,048
  Income from securities loaned--net                  55,398
                                                 ------------
    Total income                                   8,716,637
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            1,308,949
  Administration (See Note 3)                        727,194
  Distribution and service--Service Class
    (See Note 3)                                     163,021
  Shareholder communication                           63,856
  Professional fees                                   56,238
  Directors                                           18,081
  Custodian                                           11,560
  Miscellaneous                                       13,724
                                                 ------------
    Total expenses                                 2,362,623
                                                 ------------
Net investment income                              6,354,014
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
WRITTEN OPTIONS:
Net realized gain (loss) on:
  Security transactions                           37,269,636
  Foreign currency transactions                           (5)
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                           37,269,631
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                           11,512,136
  Written option contracts                           (62,645)
  Translation of other assets and liabilities
    in foreign currencies                                 64
                                                 ------------
Net change in unrealized appreciation on
  investments, written option contracts and
  foreign currency transactions                   11,449,555
                                                 ------------
Net realized and unrealized gain on
  investments, written option contracts and
  foreign currency transactions                   48,719,186
                                                 ------------
Net increase in net assets resulting from
  operations                                     $55,073,200
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $78,330.

 M-374 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  6,354,014   $ 11,183,439
 Net realized gain on investments
  and foreign currency transactions    37,269,631     58,065,398
 Net change in unrealized
  appreciation on investments,
  written option contracts and
  foreign currency transactions        11,449,555     46,235,925
                                     ---------------------------
 Net increase in net assets
  resulting from operations            55,073,200    115,484,762
                                     ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --     (2,148,630)
   Service Class                               --       (271,532)
 From net realized gain on investments:
   Initial Class                               --     (8,716,798)
   Service Class                               --     (1,782,820)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                              --    (12,919,780)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        8,806,667     28,182,232
   Service Class                       15,060,366     32,250,967
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                               --     10,865,428
   Service Class                               --      2,054,352
                                     ---------------------------
                                       23,867,033     73,352,979
 Cost of shares redeemed:
   Initial Class                      (41,754,641)   (76,963,364)
   Service Class                       (4,165,003)    (7,694,375)
                                     ---------------------------
                                      (45,919,644)   (84,657,739)
   Decrease in net assets derived
    from
    capital share transactions        (22,052,611)   (11,304,760)
                                     ---------------------------
   Net increase in net assets          33,020,589     91,260,222

NET ASSETS:
Beginning of period                   719,708,947    628,448,725
                                     ---------------------------
End of period                        $752,729,536   $719,708,947
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $ 17,535,842   $ 11,181,828
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $  20.18       $  17.29      $  16.47      $  14.96      $  11.91      $  15.35
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.19(b)        0.32(b)       0.27(b)       0.18          0.21(b)       0.20
Net realized and unrealized gain (loss) on
  investments                                    1.39           2.94          0.76          1.51          3.04         (3.43)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 1.58           3.26          1.03          1.69          3.25         (3.23)
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.07)        (0.21)        (0.18)        (0.20)        (0.19)
  From net realized gain on investments            --          (0.30)           --            --            --         (0.02)
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.37)        (0.21)        (0.18)        (0.20)        (0.21)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  21.76       $  20.18      $  17.29      $  16.47      $  14.96      $  11.91
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          7.82%(c)      18.87%         6.24%(d)     11.28%        27.37%       (21.05%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.79%+         1.72%         1.58%         1.34%         1.60%         1.43%
  Net expenses                                   0.60%+         0.62%         0.50%         0.65%         0.66%         0.65%
  Expenses (before reimbursement)                0.60%+         0.62%         0.61%         0.65%         0.66%         0.65%
Portfolio turnover rate                            29%            46%           40%           81%           62%           64%
Net assets at end of period (in 000's)       $610,164       $597,831      $548,065      $567,182      $418,992      $331,833

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.13% and 5.87% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-376 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               SERVICE CLASS
    --------------------------------------------------------------------
                                                              JUNE 4,
    SIX MONTHS                                                2003(A)
      ENDED                                                   THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2007*           2006         2005         2004            2003
     $  20.10       $  17.24      $ 16.44      $ 14.95        $ 12.81
    ----------      --------      -------      -------      ------------
         0.16(b)        0.27(b)      0.22(b)      0.15           0.10(b)
         1.39           2.94         0.76         1.49           2.23
    ----------      --------      -------      -------      ------------
         1.55           3.21         0.98         1.64           2.33
    ----------      --------      -------      -------      ------------
           --          (0.05)       (0.18)       (0.15)         (0.19)
           --          (0.30)          --           --             --
    ----------      --------      -------      -------      ------------
           --          (0.35)       (0.18)       (0.15)         (0.19)
    ----------      --------      -------      -------      ------------
     $  21.65       $  20.10      $ 17.24      $ 16.44        $ 14.95
    ==========      ========      =======      =======      ============
         7.69%(c)      18.58%        5.96%(d)    11.01%         18.14%(c)
         1.53%+         1.46%        1.33%        1.09%          1.35%+(e)
         0.85%+         0.87%        0.75%        0.90%          0.91%+
         0.85%+         0.87%        0.86%        0.90%          0.91%+
           29%            46%          40%          81%            62%
     $142,565       $121,878      $80,384      $56,367        $15,024

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       PORTFOLIOS
February 13, 2006   Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Portfolios
------------------------------------------------------------
May 2, 2005         Balanced and Floating Rate Portfolios
------------------------------------------------------------
July 2, 2001        Mid Cap Core, Mid Cap Growth, Mid Cap
                    Value and Small Cap Growth Portfolios
------------------------------------------------------------
May 1, 1998         Income & Growth, Developing Growth, ICAP
                    Select Equity and Large Cap Growth
                    Portfolios
------------------------------------------------------------
October 1, 1996     Convertible Portfolio
------------------------------------------------------------
May 1, 1995         High Yield Corporate Bond, International
                    Equity and Value Portfolios
------------------------------------------------------------
January 29, 1993    Capital Appreciation, Cash Management,
                    Government, S&P 500 Index and Total
                    Return Portfolios
------------------------------------------------------------
January 23, 1984    Bond and Common Stock Portfolios
------------------------------------------------------------

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       PORTFOLIOS
February 13, 2006   Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Portfolios
------------------------------------------------------------
May 2, 2005         Balanced and Floating Rate Portfolios
------------------------------------------------------------
June 13, 2003       Income & Growth Portfolio
------------------------------------------------------------
June 6, 2003        Large Cap Growth Portfolio
------------------------------------------------------------
June 5, 2003        Capital Appreciation, Common Stock,
                    Convertible, Developing Growth, ICAP
                    Select Equity, International Equity, Mid
                    Cap Core, Mid Cap Growth, Mid Cap Value,
                    S&P 500 Index and Small Cap Growth
                    Portfolios
------------------------------------------------------------
June 4, 2003        Bond, Government, High Yield Corporate
                    Bond, Total Return and Value Portfolios
------------------------------------------------------------

The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

ICAP SELECT EQUITY: to seek capital appreciation.

 M-378 MainStay VP Series Fund, Inc.

INCOME & GROWTH: to seek dividend growth, current income and capital appreciation.

INTERNATIONAL EQUITY: to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek long-term growth of capital.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation by investing in securities of small-cap companies.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") operate as "funds-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund and other affiliated MainStay Funds ("Underlying Portfolios") that are managed by New York Life Investment Management LLC.

The High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a higher interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Portfolio's Manager, in consultation with a Portfolio's subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with a Portfolio's subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange. Investments in underlying portfolios are valued at their net asset value at the close of business each day.

Loan assignments and participations are valued at the average of bid quotations obtained from a pricing service. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Investments in money market funds are valued daily at their NAV. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Reasons for

                                                   www.mainstayfunds.com   M-379
which securities may be valued in this manner include, but are not limited to: trading for a security has been halted or suspended; a security has been de-listed from a national exchange; or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At June 30, 2007, the Convertible, Government, High Yield Corporate Bond, International Equity and Total Return Portfolios held securities with values of $234, $906,797, $4,618,755, $5,120,839 and $979,676, respectively, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Administrator or Adviser/Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/Subadvisor may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned. Dividends and distributions received by the Asset Allocation Portfolios from the underlying portfolios are recorded on the ex-dividend date. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

For Real Estate Investment Trusts ("REITs"), dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investment. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. A Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) FUTURES CONTRACTS. The Portfolios may enter into futures contracts for hedging purposes or to enhance income. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The S&P 500 Index Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contacts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(D) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Adviser or Subadvisor to be creditworthy, pursuant to guidelines established by the Portfolios' Board of Directors. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio. When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agree-

 M-380 MainStay VP Series Fund, Inc.

ment. The underlying collateral is valued daily on a mark-to-market basis to evaluate whether the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance their returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holding's of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6 on page 387.)

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the end of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities including currency and foreign currency forward contracts, but excluding other investments, are reflected in unrealized foreign exchange gains or losses. (See Note 6 on page 387.)

(G) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                                   www.mainstayfunds.com   M-381

(H) SECURITIES LENDING. In order to realize additional income a Portfolio may, from time to time, lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 6 on page 387.)

(I) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted, and unrealized appreciation and depreciation is recorded, to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 6 on page 387.)

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invest in loan commitments and loan participations. Loan commitments and loan participations ("loans") are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolio records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the portfolio and the borrower ("Intermediate participants"). (See Note 5 on page 387.)

(K) RESTRICTED SECURITIES. Each Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. The High Yield Corporate Bond Portfolio does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Portfolios' Schedule of Investments. (See Note 6 on page 387.)

(L) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required. By doing so, the portfolio will be relieved from all or substantially all of federal and state income and excise taxes.

 M-382 MainStay VP Series Fund, Inc.

Investment income received by the Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(M) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains at least once a year. All dividends and distributions are reinvested in shares of the Portfolio, at net asset value, unless the shareholders elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(N) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, which are charged directly to the Service Class) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are accrued. The expenses borne by each Portfolio, including those of related parties to the Portfolio, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the underlying portfolios in which they invest. Because the underlying portfolios have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the underlying portfolios at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(O) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(P) OFFERING COSTS. Costs incurred by the Fund in connection with the commencement of a Portfolio's operations are amortized on a straight line basis over twelve months.

(Q) INDEMNIFICATIONS. In the normal course of business the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Balanced, Bond, Common Stock, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Subadvisory Agreement with NYLIM. Pursuant to a Subadvisory Agreement with NYLIM, Lord Abbett & Co. serves as subadvisor to the Developing Growth Portfolio; American Century Investment Management, Inc. serves as subadvisor to the Income & Growth Portfolio; and Winslow Capital Management, Inc. serves as the subadvisor to the Large Cap Growth Portfolio. Institutional Capital LLC ("ICAP"), an indirect wholly-owned subsidiary of NYLIM Holdings LLC, which is a wholly-owned subsidiary of New York Life, serves as subadvisor to the ICAP Select Equity Portfolio.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided to the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other 15 Portfolios pursuant to separate Administration Agreements. Each of the 15 Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT")

                                                   www.mainstayfunds.com   M-383
provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, IBT is compensated by NYLIM. Effective July 2, 2007, the parent company of IBT was acquired by State Street Bank & Trust Company.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                   ADVISER   ADMINISTRATOR
Balanced Portfolio                   0.75%(a)      0.00%
----------------------------------------------------------
Bond Portfolio                       0.25%        0.20%
----------------------------------------------------------
Capital Appreciation Portfolio       0.36%        0.20%
----------------------------------------------------------
Cash Management Portfolio            0.25%(b)      0.20%
----------------------------------------------------------
Common Stock Portfolio               0.25%        0.20%
----------------------------------------------------------
Conservative Allocation              0.00%        0.00%
----------------------------------------------------------
Convertible Portfolio                0.36%        0.20%
----------------------------------------------------------
Developing Growth Portfolio          0.60%(c)      0.20%
----------------------------------------------------------
Floating Rate Portfolio              0.60%(a)      0.00%
----------------------------------------------------------
Government Portfolio                 0.30%        0.20%
----------------------------------------------------------
Growth Allocation                    0.00%        0.00%
----------------------------------------------------------
High Yield Corporate Bond
  Portfolio                          0.30%        0.20%
----------------------------------------------------------
ICAP Select Equity Portfolio         0.60%(d)      0.20%
----------------------------------------------------------
Income & Growth Portfolio            0.50%(e)      0.20%
----------------------------------------------------------
International Equity Portfolio       0.60%        0.20%
----------------------------------------------------------
Large Cap Growth Portfolio           0.50%(f)      0.20%
----------------------------------------------------------
Mid Cap Core Portfolio               0.85%(a)(g)      0.00%
----------------------------------------------------------
Mid Cap Growth Portfolio             0.75%(a)      0.00%
----------------------------------------------------------
Mid Cap Value Portfolio              0.70%(a)      0.00%
----------------------------------------------------------
Moderate Allocation                  0.00%        0.00%
----------------------------------------------------------
Moderate Growth Allocation           0.00%        0.00%
----------------------------------------------------------
S&P 500 Index Portfolio              0.05%(h)      0.20%
----------------------------------------------------------
Small Cap Growth Portfolio           0.90%(a)      0.00%
----------------------------------------------------------
Total Return Portfolio               0.32%        0.20%
----------------------------------------------------------
Value Portfolio                      0.36%        0.20%
----------------------------------------------------------

(a) This fee reflects the Management Fee, which includes both Advisory and Administrative fees.
(b) On assets up to $500 million and 0.20% on assets in excess of $500 million.
(c) On assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.
(d) Effective January 1, 2007, NYLIM contractually agreed to waive a portion of its advisory fee to 0.55% on assets up to $250 million and 0.50% in excess of $250 million. For the six months ended June 30, 2007, the Manager waived its fees in the amount of $55,332.
(e) On assets up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.
(f) On assets up to $200 million and 0.40% on assets in excess of $200 million. The subadvisory fee agreement between NYLIM and the subadviser includes breakpoints based on the aggregation of assets of all NYLIM-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, NYLIM may provide a management fee waiver as breakpoint are reached. For the six months ended June 30, 2007, the Manager waived $25,981.
(g) Effective January 1, 2007, NYLIM contractually agreed to waive a portion of its management fee to 0.80% for assets over $500 million.
(h) Effective January 1, 2007, NYLIM voluntarily agreed to waive a portion of its advisory fee to 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. For the six months ended June 30, 2007, the Manager waived its fees in the amount of $381,457.

Pursuant to the terms of the Subadvisory Agreements between NYLIM and the subadvisors, NYLIM pays the subadvisors a monthly fee from its management fee.

NYLIM has contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses for the following portfolios do not exceed the indicated percentages. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Conservative Allocation Portfolio                     0.25%
-------------------------------------------------------------
Growth Allocation Portfolio                           0.25%
-------------------------------------------------------------
Moderate Allocation Portfolio                         0.25%
-------------------------------------------------------------
Moderate Growth Allocation Portfolio                  0.25%
-------------------------------------------------------------

The Manager of the Conservative Allocation Portfolio recouped $8,917 which represents the total amount eligible for recoupment at June 30, 2007.

At June 30, 2007, the Balanced, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolio's had no amounts available for recoupment.

 M-384 MainStay VP Series Fund, Inc.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) INDEPENDENT DIRECTORS FEES. Effective June 7, 2007, the Independent Directors were paid an annual retainer of $100,000, $15,000 for each meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board of Directors also receives an additional retainer of $30,000 and the Audit Committee Chair receives an additional annual retainer of $15,000. Also, for additional services in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Portfolios, The MainStay Funds, Eclipse Funds Inc., Eclipse Funds and ICAP Funds, Inc., the Independent Directors will receive a retainer of $30,000 to be paid on a quarterly, pro-rated basis over the fiscal periods ended December 31, 2007 and 2008. The Portfolios paid their pro rata share of the above-referenced fees based on the net assets of the Portfolios and those of Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and ICAP Funds, Inc., registered investment companies also overseen by the Independent Directors. Prior to June 7, 2007, Independent Directors were paid an annual retainer of $35,000, $4,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation and Nominating and Governance Committee meeting attended, plus reimbursement for travel and other out-of-pocket expenses. The Chairman of the Board of Directors received an additional retainer of $1,000 per month (January 1, 2007 through June 30, 2007), and the Audit Committee Chair received an additional annual retainer of $12,000, and each member of the Audit Committee received an annual retainer of $3,000.

(E) CAPITAL. At June 30, 2007, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Conservative Allocation Portfolio           $556,176      0.5%
---------------------------------------------------------------
Growth Allocation Portfolio                  603,545      0.4
---------------------------------------------------------------
Moderate Allocation Portfolio                573,476      0.3
---------------------------------------------------------------
Moderate Growth Allocation Portfolio         594,005      0.2
---------------------------------------------------------------

At June 30, 2007, the Asset Allocation Portfolio's held the following percentages of outstanding shares of affiliated investment companies:

MainStay Growth Equity Fund, Class I                 18.2%
------------------------------------------------------------
MainStay ICAP Equity Fund, Class I                    3.2
------------------------------------------------------------
MainStay ICAP International Fund, Class I             7.4
------------------------------------------------------------
MainStay VP Bond Portfolio, Initial Class            32.0
------------------------------------------------------------
MainStay VP Capital Appreciation Portfolio,
  Initial Class                                       2.1
------------------------------------------------------------
MainStay VP Common Stock Portfolio, Initial Class    12.1
------------------------------------------------------------
MainStay VP Floating Rate Portfolio, Initial Class   79.0
------------------------------------------------------------
MainStay VP High Yield Corporate Bond Portfolio,
  Initial Class                                       3.5
------------------------------------------------------------
MainStay ICAP Select Equity Portfolio, Initial
  Class                                              54.0
------------------------------------------------------------
MainStay VP International Equity Portfolio,
  Initial Class                                      12.7
------------------------------------------------------------
MainStay VP Large Cap Growth Portfolio, Initial
  Class                                              55.4
------------------------------------------------------------
MainStay VP S&P 500 Index Portfolio, Initial Class    2.3
------------------------------------------------------------

(F) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the six months ended June 30, 2007 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                                 $ 3,729
-----------------------------------------------------------
Bond Portfolio                                      10,298
-----------------------------------------------------------
Capital Appreciation Portfolio                      15,009
-----------------------------------------------------------
Cash Management Portfolio                            7,745
-----------------------------------------------------------
Common Stock Portfolio                              19,706
-----------------------------------------------------------
Conservative Allocation                              1,816
-----------------------------------------------------------
Convertible Portfolio                                7,032
-----------------------------------------------------------
Developing Growth Portfolio                          1,269
-----------------------------------------------------------
Floating Rate Portfolio                              5,900
-----------------------------------------------------------
Government Portfolio                                 4,727
-----------------------------------------------------------
Growth Allocation                                    2,159
-----------------------------------------------------------
High Yield Corporate Bond Portfolio                 28,730
-----------------------------------------------------------
ICAP Select Equity Portfolio                         4,579
-----------------------------------------------------------
Income & Growth Portfolio                            2,178
-----------------------------------------------------------
International Equity Portfolio                      12,100
-----------------------------------------------------------
Large Cap Growth Portfolio                           4,972
-----------------------------------------------------------
Mid Cap Core Portfolio                               6,956
-----------------------------------------------------------
Mid Cap Growth Portfolio                             6,936
-----------------------------------------------------------

                                                   www.mainstayfunds.com   M-385

Mid Cap Value Portfolio                            $ 9,633
-----------------------------------------------------------
Moderate Allocation                                  3,457
-----------------------------------------------------------
Moderate Growth Allocation                           4,502
-----------------------------------------------------------
S&P 500 Index Portfolio                             28,867
-----------------------------------------------------------
Small Cap Growth Portfolio                           3,407
-----------------------------------------------------------
Total Return Portfolio                               8,633
-----------------------------------------------------------
Value Portfolio                                     13,801
-----------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX:
Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2006 represents tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                        2006
                       ---------------------------------------
                                TAX-BASED            TAX-BASED
                       DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                          ORDINARY INCOME      LONG-TERM GAINS
Balanced Portfolio      $     4,415,502      $       658,086
--------------------------------------------------------------
Cash Management
  Portfolio                  15,352,470                4,916
--------------------------------------------------------------
Conservative
  Allocation
  Portfolio                     800,840                   --
--------------------------------------------------------------
Growth Allocation
  Portfolio                     979,311                   --
--------------------------------------------------------------
ICAP Select Equity
  Portfolio                     576,562              661,254
--------------------------------------------------------------
Income & Growth
  Portfolio                     815,812            1,209,198
--------------------------------------------------------------
International Equity
  Portfolio                   6,373,561              163,610
--------------------------------------------------------------
Moderate Allocation
  Portfolio                   1,567,892                   --
--------------------------------------------------------------
Moderate Growth
  Allocation
  Portfolio                   2,212,773                   --
--------------------------------------------------------------
Total Return
  Portfolio                   3,864,548            4,888,296
--------------------------------------------------------------

At December 31, 2006, for federal income tax purposes, capital loss carryfowards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2006 as if they arose on January 1, 2007.

                                                       CAPITAL/
                        CAPITAL LOSS                   CURRENCY
                           AVAILABLE    AMOUNTS   LOSS DEFERRED
                             THROUGH    (000'S)         (000'S)
Bond Portfolio                  2013   $  1,692
                                2014      2,729
---------------------------------------------------------------
                                       $  4,421   $          --
---------------------------------------------------------------
Capital Appreciation
  Portfolio                     2009   $ 44,060
                                2010     97,959
                                2011     21,298
                                2012     37,973
---------------------------------------------------------------
                                       $201,290   $          --
---------------------------------------------------------------
Cash Management
  Portfolio                     2014   $      5
---------------------------------------------------------------
                                       $      5   $          --
---------------------------------------------------------------
Floating Rate
  Portfolio                     2013   $    283
                                2014        223
---------------------------------------------------------------
                                       $    506   $          40
---------------------------------------------------------------
Government Portfolio            2008   $  1,695
                                2012      2,240
                                2014      2,284
---------------------------------------------------------------
                                       $  6,219   $          27
---------------------------------------------------------------
High Yield Corporate
  Bond Portfolio                2009   $  4,882
                                2010     24,586
                                2011     61,979
---------------------------------------------------------------
                                       $ 91,447   $          11*
---------------------------------------------------------------
International Equity
  Portfolio                            $     --
---------------------------------------------------------------
                                       $     --   $       1,851*
---------------------------------------------------------------
Large Cap Growth
  Portfolio                     2009   $ 74,416
                                2010     37,086
                                2012        294
                                2014        942
---------------------------------------------------------------
                                       $112,738   $          --
---------------------------------------------------------------
S&P 500 Index
  Portfolio                     2010   $ 66,906
                                2011     14,323
                                2012      1,932
                                2013     17,352
                                2014     29,971
---------------------------------------------------------------
                                       $130,484   $       5,650
---------------------------------------------------------------

* Currency losses.

The Capital Appreciation, Convertible, Developing Growth and High Yield Corporate Bond Portfolios utilized $37,805,234, $6,262,353, $3,223,373 and $4,633,170, respectively, of capital loss carryforwards during year ended December 31, 2006.

 M-386 MainStay VP Series Fund, Inc.

NOTE 5--COMMITMENTS AND CONTINGENCIES:

As of June 30, 2007, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE PORTFOLIO

                                                 UNREALIZED
                                  UNFUNDED    APPRECIATION/
BORROWER                        COMMITMENT   (DEPRECIATION)
Big Dumpster Merger Sub, Inc.,
  due 2/5/13                    $   31,574   $          158
Lucite International US Finco,
  Ltd.,
  due 7/8/13                       123,664              618
NRG Energy, Inc., due 2/1/13       300,000           (2,775)
Pantry, Inc. (The), due
  5/15/14                          222,222              417
Sun Health Care Group, Inc.,
  due 4/19/14                       78,818              (96)
Univision Communications,
  Inc., due 9/29/14                151,007           (2,265)
Venetian Casino Resort,
  LLC/Las Vegas Sands, Inc.,
  due 5/23/14                      400,000           (1,072)
-----------------------------------------------------------
                                             $       (5,015)
-----------------------------------------------------------

HIGH YIELD CORPORATE BOND PORTFOLIO

                                  UNFUNDED       UNREALIZED
BORROWER                        COMMITMENT     APPRECIATION
Fontainebleau Las Vegas
  Holdings LLC/Fontainebleau
  Las Vegas Capital Corp.,
  due 6/15/15                   $1,161,667   $        7,605

The commitments are available until the maturity date of the respective security.

NOTE 6--PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND RESTRICTED SECURITIES:
As of June 30, 2007, the following Portfolios had securities on loan and received collateral as follows:

                              MARKET VALUE
                             OF SECURITIES                CASH
PORTFOLIO                          ON LOAN          COLLATERAL
Balanced                     $   8,312,112       $   8,561,730
--------------------------------------------------------------
Bond                            28,573,575          29,246,526
--------------------------------------------------------------
Capital Appreciation            66,527,079          68,607,187
--------------------------------------------------------------
Common Stock                    43,567,930          44,941,559
--------------------------------------------------------------
Convertible                     42,759,531          44,521,914
--------------------------------------------------------------
Developing Growth               20,618,831          21,312,186
--------------------------------------------------------------
Government                      35,223,363          36,063,351
--------------------------------------------------------------
High Yield Corporate Bond      138,849,896         141,956,567
--------------------------------------------------------------
ICAP Select Equity               7,139,993           7,304,220
--------------------------------------------------------------
Income and Growth               12,624,389          13,059,913
--------------------------------------------------------------
International Equity            87,904,400          92,414,658
--------------------------------------------------------------
Large Cap Growth                33,370,029          34,280,882
--------------------------------------------------------------
Mid Cap Core                    59,454,796          61,212,218
--------------------------------------------------------------
Mid Cap Growth                  71,350,161          73,359,848
--------------------------------------------------------------
Mid Cap Value                   50,336,455          52,242,043
--------------------------------------------------------------
S&P 500 Index                   55,731,230          57,601,445
--------------------------------------------------------------
Small Cap Growth                53,048,977          55,280,531
--------------------------------------------------------------
Total Return                    24,917,044          25,632,455
--------------------------------------------------------------
Value                           13,263,023          13,746,746
--------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Securities purchased with collateral received are valued at amortized cost which approximates market value.

As of June 30, 2007, the following Portfolios had foreign currency:

INTERNATIONAL EQUITY PORTFOLIO

                                                   CURRENCY           COST          VALUE
Australian Dollar                         A$     2,356,115    $ 1,912,635    $ 1,997,515
Euro*                                     E       (155,212)      (209,621)      (210,071)
Hong Kong Dollar                          HK$    5,380,532        688,686        688,118
Japanese Yen                              Y  1,865,795,274     15,614,154     15,153,667
Pound Sterling                            L      6,267,344     12,463,906     12,585,454
Swedish Krona                             KR            40              6              6
-----------------------------------------------------------------------------------------
                                                              $30,469,766    $30,214,689
-----------------------------------------------------------------------------------------

* Currency was overdrawn as of June 30, 2007.

TOTAL RETURN PORTFOLIO

                                          CURRENCY       COST      VALUE
Canadian Dollar                           C$2,354     $2,201     $2,210

VALUE PORTFOLIO

                                           CURRENCY       COST      VALUE
Canadian Dollar                           C$11,424    $10,675    $10,739

                                                   www.mainstayfunds.com   M-387

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency forward contracts held at June 30, 2007:

                                                                         CONTRACT               CONTRACT            UNREALIZED
                                                                           AMOUNT                 AMOUNT         APPRECIATION/
                                                                        PURCHASED                   SOLD        (DEPRECIATION)
Foreign Currency Buy Contracts:
------------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 11/28/07               A$  2,519,878        $     2,060,000        $        68,408
------------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. U.S. Dollar, expiring 7/2/07                       E     743,273              1,000,000                  5,983
------------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. U.S. Dollar, expiring 7/2/07                       E   2,142,593              2,900,000                   (107)
------------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar, expiring 9/5/07                      Y 416,970,840              3,630,000               (225,653)
------------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 10/19/07                  L   4,356,327              8,600,000                125,521
------------------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. U.S. Dollar, expiring 7/3/07                       CF    418,256                342,328                     84
------------------------------------------------------------------------------------------------------------------------------

                                                                         CONTRACT               CONTRACT
                                                                           AMOUNT                 AMOUNT
                                                                             SOLD              PURCHASED
Foreign Currency Sale Contracts:
------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 8/9/07             C$  4,737,000        A$    5,214,089              (37,634)
------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 8/24/07            C$  3,918,000        A$    4,436,392               70,957
------------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 7/11/07                     E  15,290,908        Y 2,332,062,345           (1,744,015)
------------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 9/26/07                     E  18,554,000        Y 2,993,576,576             (623,362)
------------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Swiss Franc, expiring 7/2/07                       E     319,357        CF      529,014                  852
------------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar vs. Pound Sterling, expiring 7/5/07               HK$ 5,380,532        L       343,037                  678
------------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar vs. Pound Sterling, expiring 10/4/07              HK$53,230,000        L     3,437,065               62,406
------------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. Euro Dollar, expiring 7/3/07                    L     303,345        E       450,000                  (95)
------------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. Hong Kong Dollar, expiring 10/4/07              L     510,629        HK$   7,980,000                  (58)
------------------------------------------------------------------------------------------------------------------------------
Singapore Dollar vs. Norwegian Krone, expiring 7/18/07             S$  3,377,000        NK   14,141,525              187,239
------------------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring 9/10/07                   KR 58,250,000        Y   959,581,375             (683,362)
------------------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 10/11/07                    CF 34,720,000        Y 3,400,407,360             (648,706)
------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                                      $(3,440,864)
------------------------------------------------------------------------------------------------------------------------------

During the six months ended June 30, 2007, the following Portfolios had transactions in written options:

INTERNATIONAL EQUITY PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS   PREMIUM
Options outstanding at December 31, 2006                   --   $    --
-----------------------------------------------------------------------
Options--Canceled in Closing Transactions                  --        --
-----------------------------------------------------------------------
Options--written                                        7,582   295,207
-----------------------------------------------------------------------
Options outstanding at June 30, 2007                    7,582   $295,207
-----------------------------------------------------------------------

MID CAP VALUE PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS   PREMIUM
Options outstanding at December 31, 2006                   --   $    --
-----------------------------------------------------------------------
Options--Canceled in Closing Transactions                  --        --
-----------------------------------------------------------------------
Options--written                                          930   285,506
-----------------------------------------------------------------------
Options outstanding at June 30, 2007                      930   $285,506
-----------------------------------------------------------------------

 M-388 MainStay VP Series Fund, Inc.

TOTAL RETURN PORTFOLIO

                                                          NUMBER OF
                                                          CONTRACTS           PREMIUM
Options outstanding at December 31, 2006                         --   $            --
-------------------------------------------------------------------------------------
Options--Canceled in Closing Transactions                        --                --
-------------------------------------------------------------------------------------
Options--written                                                109            33,462
-------------------------------------------------------------------------------------
Options outstanding at June 30, 2007                            109   $        33,462
-------------------------------------------------------------------------------------

VALUE PORTFOLIO

                                                          NUMBER OF
                                                          CONTRACTS           PREMIUM
Options outstanding at December 31, 2006                         --   $            --
-------------------------------------------------------------------------------------
Options--Canceled in Closing Transactions                        --                --
-------------------------------------------------------------------------------------
Options--written                                                471           144,595
-------------------------------------------------------------------------------------
Options outstanding at June 30, 2007                            471   $       144,595
-------------------------------------------------------------------------------------

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at June 30, 2007:

                                                                      NUMBER OF
                                                      DATE(S) OF      WARRANTS/                       6/30/2007      PERCENT OF
SECURITY                                             ACQUISITION         SHARES            COST           VALUE      NET ASSETS
Haights Cross Communications, Inc.
  Preferred Stock 16.00%                          1/15/04-2/3/06         99,800      $4,655,813      $3,842,300           0.3%
Warrants                                          1/15/04-2/3/06            104               1               1           0.0(a)
Warrants, Preferred Class A                       1/15/04-2/3/06         97,772             978             978           0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
NEON Communications Group, Inc.
  Common Stock                                   6/21/01-4/10/06        886,996         681,897       3,092,068           0.2
Convertible Preferred Stock                              12/3/02        107,873         295,589         402,906           0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc. Common Stock          4/21/2004          2,418              24              24           0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     $5,634,302      $7,338,277           0.5%
-------------------------------------------------------------------------------------------------------------------------------

(a) Less than one-tenth of a percent.

NOTE 7--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios paid a commitment fee, at an annual rate of 0.060% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on this line of credit during the six months ended June 30, 2007.

NOTE 8--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

The MainStay Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

                                                   www.mainstayfunds.com   M-389

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2007, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                   BALANCED                 BOND
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --   $342,611    $349,068
------------------------------------------------------------------------
All Others                      94,253     80,498    173,551     136,243
------------------------------------------------------------------------
Total                          $94,253    $80,498   $516,162    $485,311
------------------------------------------------------------------------

                              CONSERVATIVE ALLOCATION        CONVERTIBLE
                                     PORTFOLIO                PORTFOLIO
                              ------------------------   --------------------
                               PURCHASES       SALES     PURCHASES    SALES
U.S. Government Securities      $    --       $   --     $     --    $     --
-----------------------------------------------------------------------------
All Others                       44,777        1,806      269,759     277,362
-----------------------------------------------------------------------------
Total                           $44,777       $1,806     $269,759    $277,362
-----------------------------------------------------------------------------

                                  GOVERNMENT        GROWTH ALLOCATION
                                   PORTFOLIO            PORTFOLIO
                              -------------------   ------------------
                              PURCHASES    SALES    PURCHASES   SALES
U.S. Government Securities     $10,469    $17,060    $    --    $   --
----------------------------------------------------------------------
All Others                       2,797      3,924     48,379     1,009
----------------------------------------------------------------------
Total                          $13,266    $20,984    $48,379    $1,009
----------------------------------------------------------------------

                                INCOME & GROWTH     INTERNATIONAL EQUITY
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --   $     --    $     --
------------------------------------------------------------------------
All Others                      29,572     33,024    166,679     133,583
------------------------------------------------------------------------
Total                          $29,572    $33,024   $166,679    $133,583
------------------------------------------------------------------------

                                MID CAP GROWTH         MID CAP VALUE
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --   $     --    $     --
------------------------------------------------------------------------
All Others                      54,321     66,794    137,295     141,159
------------------------------------------------------------------------
Total                          $54,321    $66,794   $137,295    $141,159
------------------------------------------------------------------------

                                 S&P 500 INDEX        SMALL CAP GROWTH
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --   $     --    $     --
------------------------------------------------------------------------
All Others                      25,767     81,925    105,306     118,966
------------------------------------------------------------------------
Total                          $25,767    $81,925   $105,306    $118,966
------------------------------------------------------------------------

 M-390 MainStay VP Series Fund, Inc.

    CAPITAL APPRECIATION       COMMON STOCK
         PORTFOLIO              PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $     --
-----------------------------------------------
     630,966     695,170    495,828     504,710
-----------------------------------------------
    $630,966    $695,170   $495,828    $504,710
-----------------------------------------------

     DEVELOPING GROWTH       FLOATING RATE
         PORTFOLIO             PORTFOLIO
    -------------------   -------------------
    PURCHASES    SALES    PURCHASES    SALES
     $    --    $    --   $     --    $    --
---------------------------------------------
      69,180     70,013    124,736     16,542
---------------------------------------------
     $69,180    $70,013   $124,736    $16,542
---------------------------------------------

    HIGH YIELD CORPORATE    ICAP SELECT EQUITY
       BOND PORTFOLIO           PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $     --
-----------------------------------------------
     433,707     308,192    234,413     167,697
-----------------------------------------------
    $433,707    $308,192   $234,413    $167,697
-----------------------------------------------

     LARGE CAP GROWTH         MID CAP CORE
         PORTFOLIO             PORTFOLIO
    -------------------   --------------------
    PURCHASES    SALES    PURCHASES    SALES
    $     --    $    --   $     --    $     --
----------------------------------------------
     134,062     94,458    289,454     272,187
----------------------------------------------
    $134,062    $94,458   $289,454    $272,187
----------------------------------------------

    MODERATE ALLOCATION      MODERATE GROWTH
         PORTFOLIO         ALLOCATION PORTFOLIO
    --------------------   --------------------
    PURCHASES     SALES    PURCHASES     SALES
     $    --     $   --     $    --     $   --
-----------------------------------------------
      66,747      1,490      91,324      1,409
-----------------------------------------------
     $66,747     $1,490     $91,324     $1,409
-----------------------------------------------

        TOTAL RETURN              VALUE
         PORTFOLIO              PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $ 30,143    $ 31,128   $     --    $     --
-----------------------------------------------
     186,016     205,345    199,164     233,694
-----------------------------------------------
    $216,159    $236,473   $199,164    $233,694
-----------------------------------------------

                                                   www.mainstayfunds.com   M-391

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the six months ended June 30, 2007 and the year ended December 31, 2006 were as follows:

                                         BALANCED PORTFOLIO                        BOND PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                      ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                 JUNE 30, 2007*           2006           JUNE 30, 2007*           2006
Shares sold                       131      2,314      340      6,618     4,472     1,080     7,705     1,441
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                --         --       35        416        --        --       353        75
-------------------------------------------------------------------------------------------------------------
                                  131      2,314      375      7,034     4,472     1,080     8,058     1,516
-------------------------------------------------------------------------------------------------------------
Shares redeemed                  (547)    (1,149)     (96)    (1,486)   (2,177)     (391)   (6,594)     (778)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)          (416)     1,165      279      5,548     2,295       689     1,464       738
-------------------------------------------------------------------------------------------------------------

                                       COMMON STOCK PORTFOLIO              CONSERVATIVE ALLOCATION PORTFOLIO
                                -------------------------------------   ---------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL    SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS      CLASS
                                -------------------------------------   ---------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS       FEBRUARY 13, 2006**
                                      ENDED           DECEMBER 31,            ENDED               THROUGH
                                 JUNE 30, 2007*           2006           JUNE 30, 2007*      DECEMBER 31, 2006
Shares sold                      1,719      411      4,682      614        79      4,350      145       6,493
---------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 --       --      1,042       68        --         --        2          73
---------------------------------------------------------------------------------------------------------------
                                 1,719      411      5,724      682        79      4,350      147       6,566
---------------------------------------------------------------------------------------------------------------
Shares redeemed                 (2,619)    (104)    (6,847)    (208)      (22)      (464)      (8)       (506)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (900)     307     (1,123)     474        57      3,886      139       6,060
---------------------------------------------------------------------------------------------------------------

                                       FLOATING RATE PORTFOLIO                  GOVERNMENT PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                      ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                 JUNE 30, 2007*           2006           JUNE 30, 2007*           2006
Shares sold                      1,596    10,191     2,948    16,610       219      897        723     1,558
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                145       801       238     1,039        --       --        180        55
-------------------------------------------------------------------------------------------------------------
                                 1,741    10,992     3,186    17,649       219      897        903     1,613
-------------------------------------------------------------------------------------------------------------
Shares redeemed                 (2,718)   (4,175)     (486)   (3,372)   (1,950)    (353)    (5,436)     (768)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (977)    6,817     2,700    14,277    (1,731)     544     (4,533)      845
-------------------------------------------------------------------------------------------------------------

*   Unaudited
**  Commencement of operations.

 M-392 MainStay VP Series Fund, Inc.

       CAPITAL APPRECIATION PORTFOLIO         CASH MANAGEMENT PORTFOLIO
    -------------------------------------   -----------------------------
    INITIAL   SERVICE   INITIAL   SERVICE              INITIAL
     CLASS     CLASS     CLASS     CLASS                CLASS
    -------------------------------------   -----------------------------
       SIX MONTHS          YEAR ENDED         SIX MONTHS      YEAR ENDED
          ENDED           DECEMBER 31,          ENDED        DECEMBER 31,
     JUNE 30, 2007*           2006          JUNE 30, 2007*       2006
       718      164      1,625      367         270,236         438,357
-------------------------------------------------------------------------
        --       --        114        4           9,396          15,358
-------------------------------------------------------------------------
       718      164      1,739      371         279,632         453,715
-------------------------------------------------------------------------
    (3,634)    (197)    (7,161)    (375)       (200,254)       (408,853)
-------------------------------------------------------------------------
    (2,916)     (33)    (5,422)      (4)         79,378          44,862
-------------------------------------------------------------------------

            CONVERTIBLE PORTFOLIO                DEVELOPING GROWTH PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
          ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
     JUNE 30, 2007*           2006           JUNE 30, 2007*           2006
       215      725        517     1,746      160       415        857     1,097
---------------------------------------------------------------------------------
        --       --        454       207       --        --         --        --
---------------------------------------------------------------------------------
       215      725        971     1,953      160       415        857     1,097
---------------------------------------------------------------------------------
    (1,780)    (404)    (3,853)     (762)    (301)     (210)    (1,148)     (571)
---------------------------------------------------------------------------------
    (1,565)     321     (2,882)    1,191     (141)      205       (291)      526
---------------------------------------------------------------------------------

          GROWTH ALLOCATION PORTFOLIO          HIGH YIELD CORPORATE BOND PORTFOLIO
    ---------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL    SERVICE    INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS      CLASS      CLASS     CLASS     CLASS     CLASS
    ---------------------------------------   -------------------------------------
       SIX MONTHS       FEBRUARY 13, 2006**      SIX MONTHS          YEAR ENDED
          ENDED               THROUGH               ENDED           DECEMBER 31,
     JUNE 30, 2007*      DECEMBER 31, 2006     JUNE 30, 2007*           2006
      439      4,031      666       6,882      3,271     6,910      5,546    9,083
-----------------------------------------------------------------------------------
       --         --        9          80         --        --      1,715      825
-----------------------------------------------------------------------------------
      439      4,031      675       6,962      3,271     6,910      7,261    9,908
-----------------------------------------------------------------------------------
      (48)      (369)     (16)       (232)    (7,984)     (992)   (21,957)  (3,218)
-----------------------------------------------------------------------------------
      391      3,662      659       6,730     (4,713)    5,918    (14,696)   6,690
-----------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-393

                                    ICAP SELECT EQUITY PORTFOLIO              INCOME & GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                      ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                 JUNE 30, 2007*           2006           JUNE 30, 2007*           2006
Shares sold                      3,091     2,132     5,303     1,192      155       475        824      660
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 --        --        70        19       --        --         96       52
-------------------------------------------------------------------------------------------------------------
                                 3,091     2,132     5,373     1,211      155       475        920      712
-------------------------------------------------------------------------------------------------------------
Shares redeemed                   (433)     (158)   (1,140)     (302)    (644)     (185)    (1,921)    (338)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)          2,658     1,974     4,233       909     (489)      290     (1,001)     374
-------------------------------------------------------------------------------------------------------------

                                       MID CAP CORE PORTFOLIO                 MID CAP GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                      ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                 JUNE 30, 2007*           2006           JUNE 30, 2007*           2006
Shares sold                        944     1,494     3,718     2,489       554      976      2,584     2,902
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 --        --        77        51        --       --        208       203
-------------------------------------------------------------------------------------------------------------
                                   944     1,494     3,795     2,540       554      976      2,792     3,105
-------------------------------------------------------------------------------------------------------------
Shares redeemed                 (1,040)     (390)   (2,722)     (636)   (1,434)    (568)    (2,956)   (1,461)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)            (96)    1,104     1,073     1,904      (880)     408       (164)    1,644
-------------------------------------------------------------------------------------------------------------

                                 MODERATE GROWTH ALLOCATION PORTFOLIO            S&P 500 INDEX PORTFOLIO
                                ---------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL    SERVICE    INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS      CLASS      CLASS     CLASS     CLASS     CLASS
                                ---------------------------------------   -------------------------------------
                                   SIX MONTHS       FEBRUARY 13, 2006**      SIX MONTHS          YEAR ENDED
                                      ENDED               THROUGH               ENDED           DECEMBER 31,
                                 JUNE 30, 2007*      DECEMBER 31, 2006     JUNE 30, 2007*           2006
Shares sold                       531      7,899      948       15,297     1,558      756      2,205     1,574
---------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                --         --       13          188        --       --        215        32
---------------------------------------------------------------------------------------------------------------
                                  531      7,899      961       15,485     1,558      756      2,420     1,606
---------------------------------------------------------------------------------------------------------------
Shares redeemed                   (50)      (548)     (13)        (634)   (3,448)    (429)    (8,221)     (612)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)           481      7,351      948       14,851    (1,890)     327     (5,801)      994
---------------------------------------------------------------------------------------------------------------

*   Unaudited
**  Commencement of operations.
(a) Less than one thousand shares.

 M-394 MainStay VP Series Fund, Inc.

       INTERNATIONAL EQUITY PORTFOLIO            LARGE CAP GROWTH PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
          ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
     JUNE 30, 2007*           2006           JUNE 30, 2007*           2006
     2,447     2,886     6,600     4,581     3,465      794      8,863     1,498
---------------------------------------------------------------------------------
        --        --       223       127        --       --         20         1
---------------------------------------------------------------------------------
     2,447     2,886     6,823     4,708     3,465      794      8,883     1,499
---------------------------------------------------------------------------------
    (2,509)     (343)   (3,073)     (333)   (1,165)    (258)    (3,612)     (282)
---------------------------------------------------------------------------------
       (62)    2,543     3,750     4,375     2,300      536      5,271     1,217
---------------------------------------------------------------------------------

           MID CAP VALUE PORTFOLIO               MODERATE ALLOCATION PORTFOLIO
    -------------------------------------   ---------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL    SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS      CLASS
    -------------------------------------   ---------------------------------------
       SIX MONTHS          YEAR ENDED          SIX MONTHS       FEBRUARY 13, 2006**
          ENDED           DECEMBER 31,            ENDED               THROUGH
     JUNE 30, 2007*           2006           JUNE 30, 2007*      DECEMBER 31, 2006
       428     1,220       823     2,420      297      6,433      507       15,042
-----------------------------------------------------------------------------------
        --        --       278       174       --         --        6          138
-----------------------------------------------------------------------------------
       428     1,220     1,101     2,594      297      6,433      513       15,180
-----------------------------------------------------------------------------------
    (1,188)     (436)   (3,147)     (976)     (69)      (840)     (18)      (2,920)
-----------------------------------------------------------------------------------
      (760)      784    (2,046)    1,618      228      5,593      495       12,260
-----------------------------------------------------------------------------------

         SMALL CAP GROWTH PORTFOLIO                TOTAL RETURN PORTFOLIO                      VALUE PORTFOLIO
    -------------------------------------   -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------   -------------------------------------
       SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
          ENDED           DECEMBER 31,            ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
     JUNE 30, 2007*           2006           JUNE 30, 2007*           2006           JUNE 30, 2007*           2006
      213       361      1,422     1,329       606      155        338      463        418      723      1,504     1,707
-------------------------------------------------------------------------------------------------------------------------
       --        --         --(a)     --(a)     --       --        413       51         --       --        536       102
-------------------------------------------------------------------------------------------------------------------------
      213       361      1,422     1,329       606      155        751      514        418      723      2,040     1,809
-------------------------------------------------------------------------------------------------------------------------
     (990)     (486)    (2,100)     (965)   (2,142)    (194)    (4,854)    (336)    (2,000)    (200)    (4,117)     (408)
-------------------------------------------------------------------------------------------------------------------------
     (777)     (125)      (678)      364    (1,536)     (39)    (4,103)     178     (1,582)     523     (2,077)    1,401
-------------------------------------------------------------------------------------------------------------------------

NOTE 11--CONTRACTUAL OBLIGATIONS:

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENT:

"In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in

                                                   www.mainstayfunds.com   M-395
a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof."

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

NOTE 13--SUBSEQUENT EVENTS:

At a Special Meeting of shareholders held on July 11, 2007, shareholders approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Income and Growth Portfolio by the ICAP Select Equity Portfolio, in exchange for shares of the ICAP Select Equity Portfolio. The transaction is expected to be completed on August 17, 2007.

Effective July 2, 2007, the parent company of IBT was acquired by State Street Bank & Trust Company.

 M-396 MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                   www.mainstayfunds.com   M-397

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of MainStay VP Series Fund, Inc. (the "Fund"), was held on Friday, May 4, 2007 at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to present the following proposal for shareholder consideration:

To elect the following individuals to the Board of Directors of the Fund:

    a. Susan B. Kerley

    b. Alan R. Latshaw

    c. Peter Meenan

    d. Richard H. Nolan, Jr.

    e. Richard S. Trutanic

    f. Roman L. Weil

    g. John A. Weisser, Jr.

    h. Brian A. Murdock (Interested Director)

The proposal was discussed in detail in the proxy statement. No other business came before the special meeting. The proposal was passed by the shareholders of the Fund as shown below.

                                                            VOTES           VOTES
BALANCED PORTFOLIO                            VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       15,884,874.192      0        361,699.233    16,246,573.215
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       15,881,819.978      0        364,753.237    16,246,573.215
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          15,876,923.731      0        369,649.484    16,246,573.215
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 15,864,530.944      0        382,042.271    16,246,573.215
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   15,890,782.220      0        355,790.995    16,246,573.215
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         15,870,567.497      0        376,005.718    16,246,573.215
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  15,860,121.883      0        386,451.332    16,246,573.215
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      15,887,524.976      0        359,048.239    16,246,573.215
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
BOND PORTFOLIO                                VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       37,327,873.512      0        851,269.672    38,179,143.184
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       37,328,156.548      0        850,986.636    38,179,143.184
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          37,267,297.747      0        911,845.437    38,179,143.184
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 37,309,538.534      0        869,604.650    38,179,143.184
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   37,289,717.487      0        889,425.697    38,179,143.184
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         37,247,533.704      0        931.609.480    38,179,143.184
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  37,295,425.887      0        883,717,297    38,179,143.184
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      37,309,155.649      0        869,987.535    38,179,143.184
---------------------------------------------------------------------------------------------------

 M-398 MainStay VP Series Fund, Inc.

                                                            VOTES           VOTES
CAPITAL APPRECIATION PORTFOLIO                VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       30,871,126.513      0        928,853.155    31,799,979.668
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       30,854,848.877      0        945,130.791    31,799,979.668
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          30,843,016.994      0        956,962.674    31,799,979.668
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 30,838,702.686      0        961,276.982    31,799,979.668
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   30,853,976.711      0        946,002.957    31,799,979.668
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         30,835,738.559      0        964,241.109    31,799,979.668
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  30,857,148.687      0        942,830.981    31,799,979.668
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      30,839,053.759      0        960,925.909    31,799,979.668
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
CASH MANAGEMENT PORTFOLIO                     VOTES FOR   AGAINST         WITHHELD            TOTAL
a. Susan B. Kerley                      367,922,870.495      0      12,403,327.635  380,326,198.130
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                      368,216,620.379      0      12,109,577.751  380,326,198.130
---------------------------------------------------------------------------------------------------
c. Peter Meenan                         368,655,436.348      0      11,670,761.782  380,326,198.130
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                369,786,506.329      0      10,539,691.801  380,326,198.130
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                  369,920,977.357      0      10,405,220.773  380,326,198.130
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                        369,649,495.817      0      10,676,702.313  380,326,198.130
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                 369,479,619.114      0      10,846,759.016  380,326,198.130
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                     368,417,785.035      0      11,908,413.095  380,326,198.130
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
COMMON STOCK PORTFOLIO                        VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       39,944,176.322      0      1,120,381.466    41,064,557.788
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       39,920,583.566      0      1,143,974.222    41,064,557.788
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          39,917,846.944      0      1,146,710.844    41,064,557.788
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 39,871,881.375      0      1,192,676.413    41,064,557.788
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   39,936,090.333      0      1,128,467.455    41,064,557.788
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         39,871,912.008      0      1,192,645.780    41,064,557.788
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  39,861,568.975      0      1,202,988.813    41,064,557.788
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      39,873,160.068      0      1,191,397.720    41,064,557.788
---------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-399

                                                            VOTES           VOTES
CONSERVATIVE ALLOCATION PORTFOLIO             VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                        7,046,519.519      0         24,278.855     7,070,798.374
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                        7,044,756.784      0         26,041.590     7,070,798.374
---------------------------------------------------------------------------------------------------
c. Peter Meenan                           7,046,519.519      0         24,278.855     7,070,798.374
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                  7,046,519.519      0         24,278.855     7,070,798.374
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                    7,046,519.519      0         24,278.855     7,070,798.374
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                          7,044,756.784      0         26,041.590     7,070,798.374
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                   7,046,519.519      0         24,278.855     7,070,798.374
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                       7,046,519.519      0         24,278.855     7,070,798.374
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
CONVERTIBLE PORTFOLIO                         VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       27,627,343.922      0        850,411.380    28,477,755.302
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       27,521,303.321      0        956,451.981    28,477,755.302
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          27,620,468.842      0        857,286.460    28,477,755.302
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 27,618,944.505      0        858,810.797    28,477,755.302
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   27,648,108.568      0        829,646.734    28,477,755.302
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         27,443,080.295      0      1,034,675.007    28,477,755.302
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  27,496,237.395      0        981,517.907    28,477,755.302
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      27,623,817.248      0        853,938.054    28,477,755.302
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
DEVELOPING GROWTH PORTFOLIO                   VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                        5,221,688.727      0         81,167.844     5,302,856.571
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                        5,218,659.852      0         84,196.719     5,302,856.571
---------------------------------------------------------------------------------------------------
c. Peter Meenan                           5,218,659.852      0         84,196.719     5,302,856.571
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                  5,218,659.852      0         84,196.719     5,302,856.571
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                    5,222,001.893      0         80,854.678     5,302,856.571
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                          5,218,659.852      0         84,196.719     5,302,856.571
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                   5,224,646.896      0         78,209.675     5,302,856.571
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                       5,217,103.885      0         85,752.686     5,302,856.571
---------------------------------------------------------------------------------------------------

 M-400 MainStay VP Series Fund, Inc.

                                                            VOTES           VOTES
FLOATING RATE PORTFOLIO                       VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       28,323,380.066      0        475,888.854    28,799,268.920
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       28,331,925.723      0        467,343.197    28,799,268.920
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          28,311,626.793      0        487,642.127    28,799,268.920
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 28,459,747.491      0        339,521.429    28,799,268.920
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   28,248,154.986      0        551,113.934    28,799,268.920
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         28,336,291.323      0        462,977.597    28,799,268.920
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  28,473,980.177      0        325,288.743    28,799,268.920
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      28,361,299.575      0        437,969.345    28,799,268.920
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
GOVERNMENT PORTFOLIO                          VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       22,688,757.259      0        603,039.893    23,291,797.152
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       22,654,326.659      0        637,470.493    23,291,797.152
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          22,698,402.176      0        593,394.976    23,291,797.152
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 22,700,790.759      0        591,006.393    23,291,797.152
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   22,713,120.225      0        578,676.927    23,291,797.152
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         22,667,668.179      0        624,128.973    23,291,797.152
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  22,717,662.742      0        574,134.410    23,291,797.152
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      22,650,433.769      0        641,363.383    23,291,797.152
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
GROWTH ALLOCATION PORTFOLIO                   VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                        8,249,806.248      0        153,325.650     8,403,131.898
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                        8,212,791.060      0        190,340.838     8,403,131.898
---------------------------------------------------------------------------------------------------
c. Peter Meenan                           8,232,995.455      0        170,136.443     8,403,131.898
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                  8,208,510.010      0        194,621.797     8,403,131.898
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                    8,080,818.820      0        322,313.078     8,403,131.898
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                          8,232,995.455      0        170,136.443     8,403,131.898
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                   8,218,802.436      0        184,329.462     8,403,131.898
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                       8,195,980.266      0        207,151.632     8,403,131.898
---------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-401

                                                            VOTES           VOTES
HIGH YIELD CORPORATE BOND PORTFOLIO           VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                      137,239,085.132      0      3,058,299.121   140,297,384.253
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                      137,333,416.468      0      2,963,967.785   140,297,384.253
---------------------------------------------------------------------------------------------------
c. Peter Meenan                         137,318,666.216      0      2,978,718.037   140,297,384.253
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                137,399,160.358      0      2,898,223.895   140,297,384.253
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                  137,417,556.319      0      2,879,827.934   140,297,384.253
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                        137,259,693.332      0      3,037,690.921   140,297,384.253
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                 137,210,752.788      0      3,086,631.465   140,297,384.253
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                     137,277,478.389      0      3,019,905.864   140,297,384.253
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
ICAP SELECT EQUITY PORTFOLIO                  VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       14,188,001.507      0        385,755.388    14,573,756.895
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       14,170,798.205      0        402,958.690    14,573,756.895
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          14,159,691.742      0        414,065.153    14,573,756.895
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 14,220,157.534      0        353,599.361    14,573,756.895
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   14,189,832.448      0        383,924.447    14,573,756.895
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         14,143,255.387      0        430,501.508    14,573,756.895
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  14,194,923.023      0        378,833.872    14,573,756.895
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      14,157,321.861      0        416,435.034    14,573,756.895
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
INCOME & GROWTH PORTFOLIO                     VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                        7,926,689.201      0        340,771.056     8,267,460.257
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                        7,930,513.278      0        336,946.979     8,267,460.257
---------------------------------------------------------------------------------------------------
c. Peter Meenan                           7,939,985.750      0        327,474.507     8,267,460.257
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                  7,954,787.715      0        312,672.542     8,267,460.257
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                    7,954,885.125      0        312,575.132     8,267,460.257
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                          7,951,912.311      0        315,547.946     8,267,460.257
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                   7,942,758.443      0        324,701.814     8,267,460.257
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                       7,901,078.539      0        366,381.718     8,267,460.257
---------------------------------------------------------------------------------------------------

 M-402 MainStay VP Series Fund, Inc.

                                                            VOTES           VOTES
INTERNATIONAL EQUITY PORTFOLIO                VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       30,506,807.884      0      1,046,639.675    31,553,447.559
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       30,561,468.716      0        991,978.843    31,553,447.559
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          30,517,233.170      0      1,036,214.389    31,553,447.559
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 30,540,944.101      0      1,012,503.458    31,553,447.559
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   30,548,689.707      0      1,004,757.852    31,553,447.559
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         30,498,256.170      0      1,055,191.389    31,553,447.559
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  30,538,610.888      0      1,014,836.671    31,553,447.559
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      30,523,560.180      0      1,029,887.379    31,553,447.559
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
LARGE CAP GROWTH PORTFOLIO                    VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       18,006,205.406      0        711,219.908    18,717,425.314
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       18,002,943.237      0        714,482.077    18,717,425.314
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          18,002,943.237      0        714,482.077    18,717,425.314
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 17,961,304.695      0        756,120.619    18,717,425.314
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   17,970,876.635      0        746,548.679    18,717,425.314
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         17,911,297.831      0        806,127.483    18,717,425.314
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  17,934,641.526      0        782,783.788    18,717,425.314
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      17,994,199.021      0        723,226.293    18,717,425.314
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
MID CAP CORE PORTFOLIO                        VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       20,600,772.211      0        420,783.017    21,021,555.228
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       20,628,359.563      0        393,195.665    21,021,555.228
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          20,650,792.432      0        370,762.796    21,021,555.228
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 20,640,184.024      0        381,371.204    21,021,555.228
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   20,640,735.245      0        380,819.983    21,021,555.228
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         20,591,591.457      0        429,963.771    21,021,555.228
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  20,661,073.325      0        360,481.903    21,021,555.228
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      20,632,076.296      0        389,478.932    21,021,555.228
---------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-403

                                                            VOTES           VOTES
MID CAP GROWTH PORTFOLIO                      VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       22,299,542.399      0        589,162.839    22,888,705.238
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       22,244,449.871      0        644,255.367    22,888,705.238
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          22,252,830.582      0        635,874.656    22,888,705.238
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 22,249,971.549      0        638,733.689    22,888,705.238
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   22,250,776.475      0        637,928.763    22,888,705.238
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         22,215,308.620      0        673,396.618    22,888,705.238
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  22,262,418.364      0        626,286.874    22,888,705.238
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      22,241,401.422      0        647,303.816    22,888,705.238
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
MID CAP VALUE PORTFOLIO                       VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       33,495,975.849      0        859,622.213    34,355,598.062
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       33,454,025.084      0        901,572.978    34,355,598.062
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          33,435,595.928      0        920,002.134    34,355,598.062
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 33,412,927.318      0        942,670.744    34,355,598.062
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   33,454,634.712      0        900,963.350    34,355,598.062
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         33,397,912.967      0        957,685.095    34,355,598.062
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  33,427,323.524      0        928,365.538    34,355,598.062
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      33,410,414.986      0        945,183.076    34,355,598.062
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
MODERATE ALLOCATION PORTFOLIO                 VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       14,054,857.831      0        149,250.197    14,204,108.028
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       14,053,194.568      0        150,913.460    14,204,108.028
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          14,055,349.590      0        148,758.438    14,204,108.028
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 14,055,349.590      0        148,758.438    14,204,108.028
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   14,055,349.590      0        148,758.438    14,204,108.028
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         14,052,702.809      0        151,405.219    14,204,108.028
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  14,055,349.590      0        148,758.438    14,204,108.028
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      14,055,349.590      0        148,758.438    14,204,108.028
---------------------------------------------------------------------------------------------------

 M-404 MainStay VP Series Fund, Inc.

                                                            VOTES           VOTES
MODERATE GROWTH ALLOCATION PORTFOLIO          VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       17,508,114.494      0        544,299.581    18,052,414.075
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       17,508,114.494      0        544,299.581    18,052,414.075
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          17,508,114.494      0        544,299.581    18,052,414.075
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 17,503,889.647      0        548,524.428    18,052,414.075
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   17,508,114.494      0        544,299.581    18,052,414.075
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         17,508,114.494      0        544,299.581    18,052,414.075
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  17,503,889.647      0        548,524.428    18,052,414.075
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      17,503,889.647      0        548,524.428    18,052,414.075
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
S & P 500 INDEX PORTFOLIO                     VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       50,626,426.237      0      1,072,660.642    51,699,086.879
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       50,646,327.363      0      1,234,759.516    51,699,086.879
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          50,592,022.334      0      1,107,064.545    51,699,086.879
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 50,548,011.180      0      1,151,075.699    51,699,086.879
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   50,601,137.214      0      1,097,949.665    51,699,086.879
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         50,392,296.952      0      1,306,789.927    51,699,086.879
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  50,428,667.642      0      1,270,419.237    51,699,086.879
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      50,507,474.293      0      1,191,612.586    51,699,086.879
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
SMALL CAP GROWTH PORTFOLIO                    VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       14,478,039.648      0        527,738.685    15,005,778.333
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       14,482,336.313      0        523,442.020    15,005,778.333
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          14,458,172.676      0        547,605.657    15,005,778.333
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 14,490,715.416      0        515,062.917    15,005,778.333
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   14,482,742.762      0        523,035.571    15,005,778.333
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         14,460,068.352      0        545,709.981    15,005,778.333
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  14,473,181.092      0        532,597.241    15,005,778.333
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      14,471,175.142      0        534,603.191    15,005,778.333
---------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-405

                                                            VOTES           VOTES
TOTAL RETURN PORTFOLIO                        VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       23,664,636.262      0        478,496.156    24,143,132.418
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       23,663,189.713      0        479,942.705    24,143,132.418
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          23,657,881.185      0        485,251.233    24,143,132.418
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 23,635,965.286      0        507,167.132    24,143,132.418
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   23,657,794.596      0        485,332.822    24,143,132.418
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         23,612,668.679      0        530,463.739    24,143,132.418
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  23,641,445.211      0        501,687.207    24,143,132.418
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      23,638,607.595      0        504,524.823    24,143,132.418
---------------------------------------------------------------------------------------------------
                                                            VOTES           VOTES
VALUE PORTFOLIO                               VOTES FOR   AGAINST        WITHHELD             TOTAL
a. Susan B. Kerley                       34,302,540.899      0      1,057,977.512    35,360,518.411
---------------------------------------------------------------------------------------------------
b. Alan R. Latshaw                       34,328,656.237      0      1,031,862.174    35,360,518.411
---------------------------------------------------------------------------------------------------
c. Peter Meenan                          34,281,094.358      0      1,079,424.053    35,360,518.411
---------------------------------------------------------------------------------------------------
d. Richard H. Nolan, Jr.                 34,319,598.548      0      1,040,919.863    35,360,518.411
---------------------------------------------------------------------------------------------------
e. Richard S. Trutanic                   34,283,179.819      0      1,077,338.592    35,360,518.411
---------------------------------------------------------------------------------------------------
e. Roman L. Weil                         34,276,535.301      0      1,083,983.110    35,360,518.411
---------------------------------------------------------------------------------------------------
f. John A. Weisser, Jr.                  34,298,435.897      0      1,062,082.514    35,360,518.411
---------------------------------------------------------------------------------------------------
g. Brian A. Murdock                      34,299,799.085      0      1,060,809.326    35,360,518.411
---------------------------------------------------------------------------------------------------

 M-406 MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS (UNAUDITED)

The Directors oversee the Fund, the Manager and the Subadvisors. Pursuant to notice, a Special Meeting of Shareholders of MainStay VP Series Fund, Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall render his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Fund include additional information about the Directors and are available without charge upon request by calling toll-free 1-800-598-2019.

                                                                                         NUMBER OF
                          TERM OF OFFICE,                                                PORTFOLIOS IN
                          POSITIONS HELD WITH                                            FUND COMPLEX   OTHER
        NAME AND          THE FUND AND         PRINCIPAL OCCUPATION(S)                   OVERSEEN       DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE    DURING PAST FIVE YEARS                    BY DIRECTOR    HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*
        BRIAN A. MURDOCK  Indefinite;          Member of the Board of Managers and            73        Trustee, Eclipse Funds since
        3/14/56           Director and Chief   President (since 2004), and Chief                        June 2007, (3 funds);
                          Executive Officer    Executive Officer (since 2006), New York                 Director, Eclipse Funds Inc.
                          since 2006;          Life Investment Management LLC and New                   since June 2007 (23 funds);
                          Chairman (2006 to    York Life Investment Management Holdings                 Trustee, The MainStay Funds
                          2007)                LLC; Senior Vice President, New York                     since 2006 (19 funds);
                                               Life Insurance Company (since 2004);                     Director, ICAP Funds, Inc.
                                               Chairman of the Board and President,                     since 2006 (3 funds).
                                               NYLIFE Distributors LLC and NYLCAP
                                               Manager LLC (since 2004) and
                                               Institutional Capital LLC (since 2006);
                                               Chief Executive Officer, Eclipse Funds
                                               and Eclipse Funds Inc. (since 2006);
                                               Chairman (2006 to 2007) and Trustee and
                                               Chief Executive Officer (since 2006),
                                               The MainStay Funds; Director and Chief
                                               Executive Officer, ICAP Funds, Inc.,
                                               (since 2006); Chief Investment Officer,
                                               MLIM Europe and Asia (2001 to 2003);
                                               President of Merrill Japan and Chairman
                                               of MLIM's Pacific Region (1999 to 2001).
        ----------------------------------------------------------------------------------------------------------------------------

      * This Director is considered to be an "interested person" of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Directors not considered "interested persons" may be referred to as "Non-Interested Directors."

                                                 www.mainstayfunds.com     M-407

                                                                                         NUMBER OF
                          TERM OF OFFICE,                                                PORTFOLIOS IN
                          POSITIONS HELD WITH                                            FUND COMPLEX   OTHER
        NAME AND          THE FUND AND           PRINCIPAL OCCUPATION(S)                 OVERSEEN BY    DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS                  DIRECTOR       HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        SUSAN B. KERLEY   Indefinite;            Partner, Strategic Management Advisors       73        Chairman since 2005 and
        8/12/51           Chairman and Director  LLC (since 1990).                                      Trustee since 2000, Eclipse
                          since June 2007                                                               Funds (3 funds); Chairman
                                                                                                        since 2005 and Director
                                                                                                        since 1990, Eclipse Funds
                                                                                                        Inc. (23 funds); Chairman
                                                                                                        and Director, ICAP Funds,
                                                                                                        Inc., since 2006 (3 funds);
                                                                                                        Chairman and Trustee, The
                                                                                                        MainStay Funds since June
                                                                                                        2007 (19 funds); Trustee,
                                                                                                        Legg Mason Partners Funds,
                                                                                                        Inc., since 1991 (30
                                                                                                        portfolios).
        ----------------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;            Retired; Partner, Ernst & Young LLP          73        Trustee, Eclipse Funds since
        3/27/51           Director and Audit     (2002 to 2003); Partner, Arthur                        June 2007 (3 funds);
                          Committee Financial    Andersen LLP (1976 to 2002);                           Director, Eclipse Funds Inc.
                          Expert since June      Consultant to the MainStay Funds Audit                 since June 2007 (23 funds);
                          2007                   and Compliance Committee (2004 to                      Director, ICAP Funds, Inc.,
                                                 2006).                                                 since June 2007 (3 funds);
                                                                                                        Trustee and Audit Committee
                                                                                                        Financial Expert, The
                                                                                                        MainStay Funds since 2006
                                                                                                        (19 funds); Trustee, State
                                                                                                        Farm Associates Funds Trusts
                                                                                                        since 2005 (3 portfolios);
                                                                                                        Trustee, State Farm Mutual
                                                                                                        Fund Trust since 2005 (15
                                                                                                        portfolios); Trustee, State
                                                                                                        Farm Variable Product Trust
                                                                                                        since 2005 (9 portfolios);
                                                                                                        Trustee, Utopia Funds since
                                                                                                        2005 (4 portfolios).
        ----------------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant; President and        73        Trustee, Eclipse Funds since
        12/5/41           since June 2007        Chief Executive Officer,                               2002 (3 funds); Director,
                                                 Babson-United, Inc. (financial                         Eclipse Funds Inc. since
                                                 services firm) (2000 to 2004);                         2002 (23 funds); Director,
                                                 Independent Consultant (1999 to 2000);                 ICAP Funds, Inc., since 2006
                                                 Head of Global Funds. Citicorp (1995                   (3 funds); Trustee, The
                                                 to 1999).                                              MainStay Funds since June
                                                                                                        2007 (19 funds).
        ----------------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC Capital               73        Trustee, Eclipse Funds since
        NOLAN, JR.        since 2006             Management; President--                                June 2007 (3 funds);
        11/16/46                                 Shields/Alliance, Alliance Capital                     Director, Eclipse Funds Inc.
                                                 Management (1994 to 2004).                             since June 2007 (23 funds);
                                                                                                        Director, ICAP Funds, Inc.,
                                                                                                        since June 2007 (3 funds);
                                                                                                        Trustee, The MainStay Funds
                                                                                                        since 2007 (19 funds).
        ----------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and Chief              73        Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Executive Office (1990 to 1999),                       June 2007 (3 funds);
        2/13/52                                  Somerset Group (financial advisory                     Director, Eclipse Funds Inc.
                                                 firm); Managing Director and Advisor,                  since June 2007 (23 funds);
                                                 The Carlyle Group (private investment                  Director, ICAP Funds, Inc.,
                                                 firm) (2002 to 2004); Senior Managing                  since June 2007 (3 funds);
                                                 Director and Partner, Groupe Arnault                   Trustee, The MainStay Funds
                                                 S.A. (private investment firm) (1999                   since 1994 (19 funds).
                                                 to 2002).
        ----------------------------------------------------------------------------------------------------------------------------

 M-408   MainStay VP Series Fund, Inc.

                                                                                         NUMBER OF
                          TERM OF OFFICE,                                                PORTFOLIOS IN
                          POSITIONS HELD WITH                                            FUND COMPLEX   OTHER
        NAME AND          THE FUND AND           PRINCIPAL OCCUPATION(S)                 OVERSEEN BY    DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS                  DIRECTOR       HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of Accounting,       73        Trustee, Eclipse Funds since
        5/22/40           since 1994 and Audit   Graduate School of Business,                           June 2007 (3 funds);
                          Committee Financial    University of Chicago; President,                      Director, Eclipse Funds Inc.
                          Expert since 2003      Roman L. Weil Associates, Inc.                         since June 2007 (23 funds);
                                                 (consulting firm).                                     Director, ICAP Funds, Inc.,
                                                                                                        since June 2007 (3 funds);
                                                                                                        Trustee, The MainStay Funds
                                                                                                        since June 2007 (19 funds).
        ----------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Indefinite; Director   Retired. Managing Director of Salomon        73        Trustee, Eclipse Funds since
        JR.               since 1997             Brothers, Inc. (1971 to 1995).                         June 2007 (3 funds);
        10/22/41                                                                                        Director, Eclipse Funds Inc.
                                                                                                        since 2007 (23 funds);
                                                                                                        Director, ICAP Funds, Inc.,
                                                                                                        since June 2007 (3 funds);
                                                                                                        Trustee, The MainStay Funds
                                                                                                        since 2007 (19 funds);
                                                                                                        Trustee, Direxion Funds (57
                                                                                                        funds) and Direxion
                                                                                                        Insurance Trust (45 funds)
                                                                                                        since March 2007.
        ----------------------------------------------------------------------------------------------------------------------------

     Jill Feinberg, Daniel Herrick and Raymond Stickel, Jr., resigned from the Board effective June 7, 2007.

                          POSITION(S) HELD WITH
        NAME AND          THE FUND AND
        DATE OF BIRTH     LENGTH OF SERVICE      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ----------------------------------------------------------------------------------------------------------------------------
OFFICERS
        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New York Life Investment
        ANSELMI           since 2004             Management LLC (including predecessor advisory organizations) (since 2000);
        10/19/46                                 Secretary (since 2001) and General Counsel (since 2005), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York Life Insurance Company
                                                 (since 2000); Vice President and Secretary, McMorgan & Company LLC (since 2002);
                                                 Secretary, NYLIM Service Company LLC, NYLCAP Manager LLC, Madison Capital Funding
                                                 LLC and Institutional Capital LLC (since 2006); Chief Legal Officer, Eclipse Funds,
                                                 Eclipse Funds Inc. and The MainStay Funds (since 2004), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since 2006); Managing Director and Senior Counsel, Lehman
                                                 Brothers Inc. (1998 to 1999); General Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to 1998).
        ----------------------------------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Treasurer and          Managing Director, New York Life Investment Management LLC (since June 2007);
        5/12/64           Principal Financial    Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse
                          and Accounting         Funds Inc., The MainStay Funds and ICAP Funds, Inc. (since June 2007); Vice
                          Officer since June     President, Prudential Investments (2000 to 2007); Assistant Treasurer,
                          2007                   JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund
                                                 and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial
                                                 Officer, The Greater China Fund (2007).
        ----------------------------------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New York Life Investment
        FISHER            2007                   Management LLC (since 2005); Managing Director--Retail Marketing, New York Life
        2/22/59                                  Investment Management LLC (2003 to 2005); President, Eclipse Funds, Eclipse Funds
                                                 Inc., The MainStay Funds and ICAP Funds, Inc. (since March 2007); Managing
                                                 Director, UBS Global Asset Management (1999 to 2003).
        ----------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including predecessor advisory
        HARRINGTON        Administration since   organizations) (since 2000); Executive Vice President, New York Life Trust Company
        2/8/59            2005                   and New York Life Trust Company, FSB (since 2006); Vice President--Administration,
                                                 Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds (since 2005) and ICAP
                                                 Funds, Inc. (since 2006).
        ----------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com     M-409

                          POSITION(S) HELD WITH
        NAME AND          THE FUND AND
        DATE OF BIRTH     LENGTH OF SERVICE      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., The MainStay Funds and ICAP Funds, Inc.
                                                 (since 2006); Vice President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and The MainStay Funds. (2004 to 2006);
                                                 Deputy Chief Compliance Officer, New York Life Investment
                                                 Management LLC (2002 to 2003); Vice President and Compliance
                                                 Officer, Goldman Sachs Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds
                                                 (since 2004) and ICAP Funds, Inc. (since 2006); Chief Legal
                                                 Officer--Mutual Funds and Vice President and Corporate
                                                 Counsel, The Prudential Insurance Company of America (2000
                                                 to 2004).
        -----------------------------------------------------------------------------------------------------

     Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

     Christopher O. Blunt resigned as President of the Fund effective March 6, 2007.

     Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 M-410   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS*

SUSAN B. KERLEY
Chairman and Director

BRIAN A. MURDOCK
Chief Executive Officer and Director

STEPHEN P. FISHER
President

ALAN R. LATSHAW
Director

PETER MEENAN
Director

RICHARD H. NOLAN, JR.
Director

RICHARD S. TRUTANIC
Director

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

ROBERT A. ANSELMI
Chief Legal Officer

JACK BENINTENDE
Treasurer and Principal Financial and Accounting Officer

SCOTT T. HARRINGTON
Vice President--Administration

ALISON H. MICUCCI
Senior Vice President and Chief Compliance Officer

MARGUERITE E. H. MORRISON
Secretary

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

SUBADVISORS

MACKAY SHIELDS LLC**

INSTITUTIONAL CAPITAL LLC**

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

LORD, ABBETT & CO., LLC

WINSLOW CAPITAL MANAGEMENT, INC.

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

STATE STREET BANK & TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP


Some Portfolios may not be available in all products.
 * As of June 30, 2007.
** An affiliate of New York Life Investment Management LLC.


                                                 www.mainstayfunds.com     M-411

                      This page intentionally left blank.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment advisor to The MainStay VP Series Fund, Inc.

www.mainstayfunds.com

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Semiannual Report

                           (RECYCLE LOGO)                           MSVPI0-08/07

Item 2.   Code of Ethics.

               Not applicable.

Item 3.   Audit Committee Financial Expert.

               Not applicable.

Item 4.   Principal Accountant Fees and Services.

               Not applicable.

Item 5.   Audit Committee of Listed Registrants.

               Not applicable.

Item 6.   Schedule of Investments.

               The Schedule of Investments is included as part of Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

               Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

               Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

               Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

               Not applicable.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.
          --------

(a) (1)  Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By:       -------------------------
          Stephen P. Fisher
          President and Principal Executive Officer



Date:   September 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:       /s/ Stephen P. Fisher
          ---------------------
          Stephen P. Fisher
          President and Principal Executive Officer



Date:   September 5, 2007




By:       /s/ Jack Benintende
          -------------------
          Jack Benintende
          Treasurer and Principal Financial and Accounting Officer



Date:    September 5, 2007

                                 EXHIBIT INDEX


               (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

               (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.